UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                        811-08918

                                                                      HC Capital Trust

                                                                  (Exact name of Registrant as specified in charter)

                      Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428

(Address of principal executive offices)                                 (Zip code)

                                     Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:    800-242-9596

Date of fiscal year end:       June 30

Date of reporting period:    June 30, 2019

Item 1. Reports to Stockholders.

Annual Report

The Value Equity Portfolio

The Institutional Value Equity Portfolio

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

The Small Capitalization–Mid Capitalization Equity Portfolio

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

The Real Estate Securities Portfolio

The Commodity Returns Strategy Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Core Fixed Income Portfolio

The Fixed Income Opportunity Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Short-Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

June 30, 2019

June 30, 2019

We are pleased to present the June 30, 2019 Annual Report for the HC Capital Trust (the “Trust”).

The Trust is an open-end management investment company. As of June 30, 2019, the Trust consisted of twenty-two separate investment portfolios (the “Portfolios”). Day-to-day portfolio management services are provided to each of the Trust’s Portfolios by one or more independent money management organizations (“Specialist Managers”). Each Specialist Manager is subject to the supervision of HC Capital Solutions, an operating division of Hirtle Callaghan & Co., LLC, which serves as the Trust’s primary investment adviser and to the general oversight of the Trust’s Board of Trustees.

The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Institutional Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Institutional Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Small Capitalization–Mid Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small and mid-capitalization companies.

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small and mid-capitalization companies.

The Real Estate Securities Portfolio, seeks to provide a total return consisting of both capital appreciation and current income by managing securities issued by real-estate related companies.

The Commodity Returns Strategy Portfolio, presented as Consolidated, seeks capital appreciation by investing in a diversified portfolio of commodity-related instruments.

The ESG Growth Portfolio, seeks to maximize total return subject to emphasizing environmental, social and governance (“ESG”) focused investments.

The Catholic SRI Growth Portfolio, seeks to maximize total return integrating a range of social and moral concerns into its security selection process.

The International Equity Portfolio, seeks to maximize total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Institutional International Equity Portfolio, seeks to maximize total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Emerging Markets Portfolio, seeks total return, primarily through capital appreciation, by investing in a diversified portfolio of securities issued by companies domiciled, or doing a substantial portion of their business, in countries with a developing or emerging economy or securities market.

The Core Fixed Income Portfolio, seeks current income, consistent with the preservation of capital, by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Fixed Income Opportunity Portfolio, seeks to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”).

The U.S. Government Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of U.S. Treasury and government related fixed income securities.

The Inflation Protected Securities Portfolio, seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

The U.S. Corporate Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities issued by U.S. corporations.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of publicly issued mortgage and asset backed securities.

The Short-Term Municipal Bond Portfolio, seeks a high level of current income exempt from Federal income tax, consistent with preservation of capital, by investing primarily in securities issued by municipalities and related securities.

The Intermediate Term Municipal Bond Portfolio, seeks a high level of current income, consistent with the preservation of capital, exempt from Federal income tax by investing in securities issued by municipalities and related entities.

The Intermediate Term Municipal Bond II Portfolio, seeks a high level of current income, consistent with the preservation of capital, exempt from Federal income tax by investing in securities issued by municipalities and related entities.

HC CAPITAL TRUST	Annual Report

June 30, 2019

Fiscal Year 2019 Summary

General Market

(Unaudited — June 30, 2019)

The Portfolios of the HC Capital Trust provide clients with diversified exposure to multiple asset classes (for both taxable and institutional investors). The Portfolios diversify, where appropriate, across multiple managers and strategies. The Portfolios enable the construction of custom asset allocation portfolios that best meet clients’ overall investment policies and objectives. Depending upon the objective, each Portfolio will generally seek to deliver performance that exceeds, or is in-line with, the benchmark for the Portfolio as well as a peer universe of mutual funds with similar investment strategies.

Financial markets rose moderately over the course of the Fiscal Year (The MSCI All-Country World Index rose 5.74%). The U.S. Economy continued to benefit from the Administration’s fiscal stimulus enacted in December 2017 as well as a measured normalization of policy rates. U.S. unemployment has fallen below 4.0% and inflation expectations remained well anchored below the U.S. Federal Reserve’s 2.0% target. Given the achievement of those policy mandates, the Federal Reserve continued to raise interest rates in the first half of the fiscal year. However, financial markets were marked by significant volatility as challenges to global growth emerged. Growth in real economic activity moderated worldwide. Particularly impacted was the manufacturing sector, while activity in services held up. The deceleration was especially pronounced in Europe. Coincidentally, corporate earnings growth decelerated modestly. Compounding the economic slowing was heightened rhetoric surrounding U.S./China trade negotiations. By mid-December, the uncertainty of trade frictions and the economic growth outlook led to a sell-off of risk assets. The Federal Reserve abruptly changed the course of its policy guidance in response to the growing uncertainty. Projected policy rates dropped by almost 100 basis points, in the second half of the fiscal year. The outlook for easier money ignited a dramatic rally in calendar 2019. The U.S. 10-year Treasury yield dropped from 2.86% to approximately 2.00 by the year end.

U.S. equities appreciated strongly over the twelve months ended June 30, 2019 (10.42% for the S&P 500). Growth outperformed Value stocks (Russell 1000® Growth Index 11.56% versus Russell 1000® Value Index 8.46%). International developed market equities rose 2.17% in local currency terms (MSCI EAFE) and 1.08% in U.S. Dollar terms. The MSCI Emerging Markets index led the developed markets, rising 1.21% in U.S. Dollar terms. The U.S. 10-year Treasury yield fell from 2.86% to 2.01% over the year. Falling yields led the US Investment Grade Bond market to a slight loss for the year (Bloomberg Barclays U.S. Aggregate Bond Index -0.40%).

Each of the Portfolios provided results consistent with their stated objectives over the fiscal year ended June 30, 2019. The performance of each Portfolio is listed in the table below and detailed summaries of the objectives, managers, and results are contained in the subsequent sections.

HC Capital Trust Portfolios	Fiscal Year 2019 Return
The Value Equity Portfolio	9.78%	(a)
Russell 1000® Value Index[1]	8.46%
The Institutional Value Equity Portfolio	9.14%	(a)
Russell 1000® Value Index[1]	8.46%
The Growth Equity Portfolio	12.22%	(a)
Russell 1000® Growth Index[1]	11.56%
The Institutional Growth Equity Portfolio	11.46%	(a)
Russell 1000® Growth Index[1]	11.56%
The Small Capitalization–Mid Capitalization Equity Portfolio	-0.81%	(a)
Russell 2000® Index[1]	-3.31%
The Institutional Small Capitalization–Mid Capitalization Equity Portfolio	1.22%	(a)
Russell 2000® Index[1]	-3.31%
The Real Estate Securities Portfolio	12.54%
Dow-Jones U.S. Select Real Estate Securities Index[2]	9.75%
The Commodity Returns Strategy Portfolio	-3.73%	(a)
Bloomberg Commodity Index[3]	-6.75%
HC Commodities Benchmark[4]	-5.08%
The ESG Growth Portfolio	2.06%	(a)
MSCI World Index[5]	6.94%
The Catholic SRI Growth Portfolio	2.16%	(a)
MSCI World Index[5]	6.94%
The International Equity Portfolio	0.24%	(a)
MSCI EAFE Index[6]	1.60%
The Institutional International Equity Portfolio	0.09%	(a)
MSCI EAFE Index[6]	1.60%
The Emerging Markets Portfolio	4.11%	(a)
MSCI EM Index[7]	1.61%
The Core Fixed Income Portfolio	8.12%	(a)
Bloomberg Barclays U.S. Aggregate Bond Index[8]	7.87%
The Fixed Income Opportunity Portfolio	8.77%	(a)
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index[9]	8.77%
The U.S. Government Fixed Income Securities Portfolio	6.87%
Bloomberg Barclays U.S. Government Bond Index[10]	7.21%
The Inflation Protected Securities Portfolio	4.59%	(a)
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index[11]	4.84%
The U.S. Corporate Fixed Income Securities Portfolio	11.07%
Bloomberg Barclays U.S. Corporate Index[12]	10.72%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	5.70%
Bloomberg Barclays U.S. Securitized Index[13]	6.37%
The Short-Term Municipal Bond Portfolio	2.88%
ICE BofA Merrill Lynch 1-3 Year Municipal Index[14]	2.77%
The Intermediate Term Municipal Bond Portfolio	5.45%	(a)
Bloomberg Barclays 3-15 Year Blend Muni Index[15]	6.50%
The Intermediate Term Municipal Bond II Portfolio	5.26%	(a)
Bloomberg Barclays 5-Year General Obligation Muni Index[16]	5.29%

In reviewing the table above and the remainder of this report, note that past performance does not guarantee future results. The remainder of this report contains more specific details about the performance, strategy and managers in each of the Portfolios.

(a)	The return shown is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which may be higher.

[1]

Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the U.S. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking U.S. common stocks from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.

[2]

The Dow-Jones U.S. Select Real Estate Securities Index is a broad measure of the performance of publicly traded global real estate securities, such as Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”). The index is capitalization-weighted. The global index is an expansion of the original U.S. index, developed in 1991.

[3]

The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 22 commodity futures in six groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual re-weightings of the components).

[4]

The HC Commodities Benchmark is comprised 50% of the Bloomberg Commodity Index and 50% of the MSCI ACWI Commodity Producers Index. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity produces in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid and large cap securities across 24 Developed Markets (DM) and 21 Emerging Markets (EM) countries. All index constituents are categorized in one of twelve sub industries according to the Global Industry Classification Standard (GICS), including: integrated oil & gas, oil & gas exploration & production, gold, steel, aluminum, precious metals & minerals, agricultural products, paper products, and forest products.

[5]

The MSCI World Index is a broad global equity benchmark that represents lard and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. As of June 30, 2019, the MSCI World Index consisted of the following 23 development markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[6]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding Canada and the United States. As of June 2019, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[7]

The MSCI Emerging Markets Index (“MSCI EM Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2019, the MSCI EM Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[8]	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.

[9]	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.

[10]	The Bloomberg Barclays U.S. Government Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government agency and debt securities.

[11]	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index consists of Inflation-Protection securities issued by the U.S. Treasury.

[12]

The Bloomberg Barclays U.S. Corporate Index is an unmanaged index that covers USD-denominated, investment-grade, fixed-rate and taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

[13]

The Bloomberg Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[14]

The ICE Bank of America (“BofA”) Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment-grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.

[15]	The Bloomberg Barclays 3-15 Year Blend Muni Index is an index composed of tax-exempt bonds with maturities ranging between 2 and 17 years.

[16]

The Bloomberg Barclays 5-Year General Obligations Muni Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

The Value Equity Portfolio

The Institutional Value Equity Portfolio

(Unaudited)

The Value Equity Portfolio, which was managed during the period by Cadence Capital Management, LLC (“Cadence”), and Parametric Portfolio Associates, LLC (“Parametric”) returned 9.78% for the fiscal year compared to 8.46% for the Russell 1000® Value Index1 and 6.60% for the average manager in the Lipper2 universe of Large Cap Value Funds.3

The Institutional Value Equity Portfolio, which was managed during the period by Cadence, Mellon Investments Corporation (“Mellon”) (formerly BNY Mellon Asset Management North America Corporation), Parametric and Pacific Investment Management Company, LLC (“PIMCO”) returned 9.14% for the fiscal year compared to 8.46% for the Russell 1000®1 Value Index and 6.60% for the average manager in the Lipper2 universe of Large Cap Value Funds.

The Portfolios outperformed both their benchmark and their peer group over the period. The Portfolios benefited from a lower exposure to value and yield oriented strategies employed by Parametric relative to the benchmark. Value underperformed growth during the fiscal year.

During the second half of the fiscal year, the Trust allocated assets to a US multi-factor strategy managed by PIMCO in the Institutional Value Equity Portfolio. PIMCO uses a top-down approach that creates single-factor portfolios, and then allocates assets across them to form a multi-factor portfolio. The PIMCO strategy will rely on Research Affiliates, LLC’s intellectual property and factor research. This approach was implemented in the Institutional Value Equity Portfolio, replacing Cadence.

Both the Value Equity Portfolio and the Institutional Value Equity Portfolio are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize exceptional excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]

The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Mellon was also under contract to manage the Value Equity Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.20%

HC Advisors Shares 0.45%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Value Equity Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.21%

HC Advisors Shares 0.46%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

(Unaudited)

The Growth Equity Portfolio, which was managed during the period by Jennison Associates, LLC (“Jennison”), Mellon Investments Corporation (“Mellon”) (formerly BNY Mellon Asset Management North America Corporation), and Parametric Portfolio Associates, LLC (“Parametric”) returned 12.22% for the fiscal year compared to 11.56% for the Russell 1000® Growth Index1 and 10.79% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Institutional Growth Equity Portfolio, which was managed during the period by Jennison, Mellon, and Parametric returned 11.46% for the fiscal year compared to 11.56% for the Russell 1000® Growth Index1 and 10.79% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Growth Equity Portfolio outperformed its benchmark and peer group. Thematically, higher allocations to quality growth style strategies in the first half of the fiscal year and especially during the market sell off in the 4th quarter of 2018 drove the relative outperformance. Quality growth managers favor companies with quality balance sheets and high growth potential which are also reasonably priced. The resulting portfolio includes relatively large companies with dominant market positions and, frequently, multinational exposure. Over the period, stocks with stable earnings and quality balance sheets posted strong performance as investors fled for safety.

During the second quarter of the fiscal year, a US Multi-Factor strategy was launched within The Institutional Growth Equity Portfolio, managed by Mellon. This strategy was initiated with the intention of capturing return over the benchmark through targeted exposure to a basket of market factors. The strategy’s execution did not end up in line with expectations, and US Multi-Factor was removed from The Institutional Growth Equity Portfolio in the final quarter of the fiscal year. The US Multi-Factor strategy had a negative impact on relative performance for The Institutional Growth Equity Portfolio during its time in the Portfolio.

During the third quarter of the fiscal year, a new strategy was launched within The Institutional Growth Equity Portfolio that seeks to capture return over the benchmark through investing in companies that are popular amongst leading hedge funds (“Four Corner Factor Strategy”). While those hedge funds do not immediately disclose their positions as they change, the Four Corner Factor Strategy optimizes holdings information from quarterly public Form 13-f filings to generate a list of companies to consider including in the Portfolio.

Both the Growth Equity Portfolio and the Institutional Growth Equity Portfolio are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Growth Equity Portfolio and the Institutional Growth Equity Portfolio expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]

The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC was also under contract to manage the Growth Equity Portfolio and the Institutional Growth Equity Portfolio but did not have assets allocated to it. Pacific Investment Management Company, LLC was also under contract to manage the Institutional Growth Equity Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.25%

HC Advisors Shares 0.50%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Growth Equity Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.24%

HC Advisors Shares 0.49%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Small Capitalization–Mid Capitalization Equity Portfolio

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

(Unaudited)

The Small Capitalization–Mid Capitalization Equity Portfolio (the “Portfolio”), which was managed during the period by Advisory Research, Inc. (“ARI”), Ariel Investments, LLC (“Ariel”), Frontier Capital Management Company, LLC (“Frontier”), Mellon Investments Corporation (“Mellon”) (formerly BNY Mellon Asset Management North America Corporation), Parametric Portfolio Associates, LLC (“Parametric”) and Pzena Investment Management, LLC (“Pzena”), returned -0.81% for the period compared to -3.31% return for the Russell 2000®1 Index and -3.34% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

The Portfolio outperformed both its peer group and benchmark for the period. The Portfolio was hampered by allocations to Ariel and Pzena, which are both active managers that tilt heavily towards value. During the fiscal year, the Russell 2000 Value significantly underperformed Russell 2000 Growth (-6.24% vs -0.49%). The Portfolio benefited from a high growth, momentum-oriented portfolio managed by ARI and a Growth at a Reasonable Price or “GARP” style managed by Frontier.

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio (the “Institutional Portfolio”), which was managed during the period by ARI, Frontier, Mellon, Parametric and Pzena returned 1.22% for the period compared to a -3.31% return for the Russell 2000®1 Index and -3.34% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

The Institutional Portfolio outperformed both its peer group and the benchmark for the period. The Institutional Portfolio benefited from allocations to a high growth, momentum-oriented portfolio managed by ARI a Growth at a Reasonable Price or “GARP” style managed by Frontier.

The performance difference between the Institutional Portfolio and the Portfolio was primarily driven by the inclusion of Ariels’s deep value style in the Small Capitalization-Mid Capitalization Equity Portfolio. Ariel uses the market’s short-term focus to uncover mispriced companies whose true value will be realized over time.

Both the Portfolio and Institutional Portfolio (collectively the “Portfolios”) are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]

The Russell 2000® Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks become the Russell 2000® Index. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Ariel Investments, LLC (Institutional Portfolio only) and Cadence Capital Management, LLC were also under contract to manage the Portfolios but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization–Mid Capitalization Equity Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization–Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.70%

HC Advisors Shares 0.95%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Small Capitalization–Mid Capitalization Equity Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Small Capitalization–Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.55%

HC Advisors Shares 0.80%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Real Estate Securities Portfolio

(Unaudited)

The Real Estate Securities Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC and Wellington Management Company, LLP returned 12.54% for the year compared to 9.75% for the Dow-Jones U.S. Select Real Estate Securities Index1 and 10.43% for the average manager in the Lipper2 universe of Real Estate funds.3 The U.S. Real Estate Market outperformed many equity markets over the last twelve months as interest rates declined.

The Portfolio outperformed both the peer group and benchmark for the period. Security selection was positive while allocation within sub-sectors slightly detracted from performance. Security selection within technology REITs was strong. Investors were rewarded for holding technology REITs as growth of cloud-spending improved. The Portfolio’s cash position was a detractor to performance as REITs rallied in the second half of the fiscal year. The Portfolio’s cash positions serve two purposes. First, they are intended to provide protection in the event of a market correction. Second, they allow the Portfolio to take overweight positions in more volatile strategies without increasing the Portfolio’s overall sensitivity to the market, or beta.

[1]

The Dow-Jones U.S. Select Real Estate Securities Index is a broad measure of the performance of publicly traded global real estate securities, such as Real Estate Investment Trust (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The global index is an expansion of the original U.S. index, developed in 1991. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC and Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Real Estate Securities Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio. The Real Estate Securities Portfolio was redeemed in full on June 30, 2013 and recommenced operations on September 12, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Dow-Jones U.S. Select Real Estate Securities Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Real Estate Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.78%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Commodity Returns Strategy Portfolio

(Unaudited)

The Commodity Returns Strategy Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation), Pacific Investment Management Company, LLC, Parametric Portfolio Associates, LLC, Vaughan Nelson Investment Management, L.P. and Wellington Management Company, LLP, returned -3.73% for the year compared to -6.75% for the Bloomberg Commodity Index1, -5.08% for the HC Commodities Benchmark2, and -9.44% for the average manager in the Lipper3 universe of Global Natural Resources Funds.4

The Portfolio outperformed the HC Commodities Benchmark, the Bloomberg Commodity Index and the peer group. The outperformance was primarily due to the Portfolio’s overweight in commodity-linked equities, which outperformed lower returns from commodity futures markets. The Portfolio holds more commodity-linked equities than futures to capture better risk/return characteristics for securities with commodity exposure.

[1]

The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 22 commodity futures in six groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual re-weightings of the components). This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	The HC Commodities Benchmark is composed of 50% of the Bloomberg Commodity Index[2] and 50% of the MSCI ACWI Commodity Producers Index[5].

[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[4]	During the fiscal year, Cadence Capital Management, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Commodity Returns Strategy Portfolio from 6/8/10 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Commodity Index and the 50% Bloomberg Commodity Index & 50% MSCI ACWI Commodity Producers Index. The Dow-Jones UBS Commodity Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The MSCI ACWI Commodity Producers Index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. An investor cannot invest directly in an index. The performance of The Commodity Returns Strategy Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.42%

HC Advisors Shares 0.67%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The ESG Growth Portfolio

(Unaudited)

The ESG Growth Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”) (formerly BNY Mellon Asset Management North America Corporation) and Parametric Portfolio Associates, LLC returned 2.06% for the year compared to 6.94% for the MSCI World Index.1

The Portfolio’s underperformance can be attributed primarily to the Global multi-factor strategy, which was run by Mellon. Mellon takes a bottom-up approach that selects securities with the strongest combined exposures to all target factors. Investors did not reward fundamentals during the second half of the fiscal year. The portfolio struggled as investors focused on growth with little regard for fundamentals. Securities that were ranked in the top quintile (most attractive) underperformed the benchmark. The portfolio overweight to the top quintile and the selection within the top quintile were the primary drivers for portfolio under performance.

The Trust terminated its Portfolio Management Agreement with Cadence Capital Management, LLC related to this Portfolio during the second half of the fiscal year as it moved away from a selective factor model to a multi-factor model which provides broader universe exposure and diminishes isolated factor bets.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible.2 As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to capitalize on this cyclicality of styles by reducing exposure to strategies and styles that realize extraordinary excess returns and allocating to strategies and styles that have been out of favor in the short-term.

The Portfolio requires that the underlying managers integrate Environmental, Social and Governance (“ESG”) criteria in their investment selection. Mellon uses third party ESG data to better understand the environmental, social and governance risks and opportunities when making investment decisions.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The ESG Growth Portfolio from 7/14/15 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The ESG Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.34%

HC Advisors Shares 0.59%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Catholic SRI Growth Portfolio

(Unaudited)

The Catholic SRI Growth Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”) (formerly BNY Mellon Asset Management North America Corporation) returned 2.16% for the year compared to 6.94% for the MSCI World Index.1

The Portfolio’s underperformance can be attributed primarily to the Global multi-factor strategy, which was run by Mellon. Mellon takes a bottom-up approach that selects securities with the strongest combined exposures to all target factors. Investors did not reward fundamentals during the second half of the fiscal year. The portfolio struggled as investors focused on growth with little regard for fundamentals. Securities that were ranked in the top quintile (most attractive) underperformed the benchmark. The portfolio overweight to the top quintile and the selection within the top quintile were the primary drivers for portfolio under performance.

The Trust terminated its Portfolio Management Agreement with Cadence Capital Management, LLC related to this Portfolio during the second half of the fiscal year as it moved away from a selective factor model to a multi-factor model which provides broader universe exposure and diminishes isolated factor bets.

The Portfolio is diversified across multiple strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible.2 As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to capitalize on this cyclicality of styles by reducing exposure to strategies and styles that realize extraordinary excess returns and allocating to strategies and styles that have been out of favor in the short-term.

The Portfolio requires that the underlying managers integrate Catholic values in their investment selections, which include a combination of negative and positive screens. Mellon uses third party data to implement the positive and negative screens in the Portfolio.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Catholic SRI Growth Portfolio from 1/12/16 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Catholic SRI Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.42%

HC Advisors Shares 0.67%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The International Equity Portfolio

The Institutional International Equity Portfolio

(Unaudited)

The International Equity Portfolio (the “Portfolio”) managed by Artisan Partners Limited Partnership (“Artisan”), Cadence Capital Management, LLC (“Cadence”), Causeway Capital Management, LLC (“Causeway”) and Parametric Portfolio Associates, LLC (“Parametric”) returned 0.24% for the period compared to 1.60% for the MSCI EAFE Index1 and -0.85% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Portfolio underperformed its benchmark and slightly outperformed its peer group. The overall portfolio lagged its benchmark due to its overweight to value style as the market favored firms which had higher earnings growth. Growth outperformed Value. The MSCI EAFE Value index was down -2.10% whereas the MSCI EAFE Growth index was up 4.24%.

The Institutional International Equity Portfolio (the “Institutional Portfolio”) managed by Artisan, Cadence, Causeway, City of London Investment Management Company, Ltd., Lazard Asset Management, LLC and Parametric returned 0.09% for the fiscal year compared to 1.60% for the MSCI EAFE Index1 and -0.85% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.4

The Institutional Portfolio underperformed its benchmark and was in line with its peer group. The overall portfolio lagged its benchmark due to its overweight to value style as the market favored firms which had higher earnings growth. The MSCI EAFE Value index was down -2.10% whereas the MSCI EAFE Growth index was up 4.24%.

Both the Portfolio and Institutional Portfolio (collectively the “Portfolios”) are diversified across multiple managers and strategies to ensure proper portfolio diversification. Exposures in Germany and the United Kingdom added performance relative to the benchmark index while exposures in Japan, France, and Switzerland detracted from performance relative to the benchmark.

[1]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Ltd. and Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) were also under contract to manage the Portfolio but did not have assets allocated to them.

[4]

During the fiscal year, Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) was also under contract to manage the Institutional Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.43%

HC Advisors Shares 0.68%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional International Equity Portfolio from 11/20/09 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.47%

HC Advisors Shares 0.72%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Emerging Markets Portfolio

(Unaudited)

The Emerging Markets Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”) (formerly BNY Mellon Asset Management North America Corporation), which managed both an active strategy and a passive strategy, Parametric Portfolio Associates, LLC (“Parametric”) and RBC Global Asset Management (U.K.) Ltd. (“RBC”) returned 4.11% compared to 1.61% for the MSCI EM Index1 and 1.28% for the average manager in the Lipper2 universe of Emerging Markets Funds.3

For the fiscal year 2019, the Portfolio outperformed both the benchmark, and the average manager in the industry universe. The outperformance was primarily due to the quality growth-oriented strategy run by RBC. Both allocation and selection within RBC’s portfolio was strong. The strategy had an underweight to China. China lagged its counterparts due to the U.S. & China trade war. Security selection contributed positively to overall performance. RBC had an underweight to the large Chinese technology names which underperformed.

The Portfolio provides broad access to international emerging markets equity. The Portfolio is managed with multiple managers to provide diversification of manager style as well as diversification of firm specific risks. Mellon’s passive strategy employs a quantitatively driven investment process that seeks to identify companies paying high dividends relative to the benchmark while maintaining quality balance sheets. The Portfolio diversifies amongst a large number of names and across geographies and sectors to capture its specified factor. RBC employs a fundamentally driven investment process to identify attractive quality and growing companies and then constructs a diversified portfolio of those companies in accordance with industry and individual allocation guidelines. Parametric replicates benchmark index (MSCI Emerging Markets Index) using futures. This allows the Portfolio to have cash on hand to meet redemptions and invest opportunistically.

The Trust terminated its Portfolio Management Agreement with Mellon related to active strategy for this Portfolio during the second half of the fiscal year due to both poor performance and organizational changes. The strategy produced negative alpha (primarily due to security selection) and consistently ranked in the bottom quartile of the peer universe. Mellon also deviated from the original investment thesis by investing in securities that did not have the characteristics of a typical “value” stock.

[1]

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2019 the MSCI EM Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC and City of London Investment Management Company, Ltd. were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Emerging Markets Portfolio from 12/10/09 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EM Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Emerging Markets Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.68%

HC Advisors Shares 0.93%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Core Fixed Income Portfolio

(Unaudited)

The Core Fixed Income Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC and Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) returned 8.12% for the fiscal year compared to 7.87% for the Bloomberg Barclays U.S. Aggregate Bond Index1 (“BarCap”) and 7.35% for the average fixed income manager in the Lipper2 universe of Core Bond Funds.

The Portfolio outperformed due to a strategic overweight to investment grade corporate credit – which outperformed the other sectors of the Index. The bond market participated in the market rally during the fiscal year as the Federal Reserve has communicated that it intends to hold off on further interest rate increases, pushing down long rates and concurrently pushing up prices (which move inversely to rates.) Bond yields across maturities have fallen by around 100 basis points since last October. The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth and a shifting central banking policy. The Bloomberg Barclays U.S. Corporate Bond Index, a broad measure the U.S. bond market was up 7.87% for the year.

The Portfolio is allocated across the three major sectors of the BarCap Index: governments, credit, and asset backed securities. The government and asset backed sectors are passively managed to provide performance in-line with their respective benchmarks. Actual results may vary marginally from the underlying benchmarks because of cash flows and because for practical purposes, the portfolios hold a representative group of the securities in the benchmarks and do not seek to fully replicate all of the individual holdings. The credit portfolio has a bit more flexibility to vary from the index by avoiding credits that the manager feels have adverse price risk. The allocations across the three sectors will vary over time based upon the relative attractiveness of the sectors. In general, the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality comparable to the benchmark.

[1]

The Bloomberg Barclays U.S. Aggregate Bond Index includes more than 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Core Fixed Income Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Core Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.37%

HC Advisors Shares 0.62%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Fixed Income Opportunity Portfolio

(Unaudited)

The Fixed Income Opportunity Portfolio (the “Portfolio”), managed by City of London Investment Management Company, Ltd.1, Fort Washington Investment Advisors, Inc. (“Fort Washington”), Parametric Portfolio Associates, LLC and Western Asset Management Company, Ltd. (“WAMCO”) had a return of 8.77% which was the same as the benchmark the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index2 and 6.53% for the average manager in the Lipper3 High Yield Funds universe.4

The Portfolio is designed to provide investors with higher returns over time than traditional fixed income investments primarily through investment in a diversified portfolio of high yield bonds. The Portfolio may also opportunistically invest in international bonds, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans.

The bond market posted strong performance for the fiscal year as the Federal Reserve has communicated that it intends to hold off on further interest rate increases, pushing down long rates and concurrently pushing up prices (which move inversely to rates.) Bond yields across maturities have fallen by around 100 basis points since last October. The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth and a shifting central banking policy. Fort Washington was in line with the benchmark and WAMCO outperformed primarily through security selection. The tightening of spreads in both commercial and residential real-estate backed loans contributed to performance during the fiscal year. The Portfolio’s shorter duration positioning detracted from performance during the quarter.

The Portfolio has flexibility to vary from the index by avoiding credits that the managers feel have adverse price risk.

[1]	As of July 5, 2019, City of London Investment Management Company, Ltd. did not have assets allocated to it.

[2]

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[4]

During the fiscal year, Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Opportunity Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Fixed Income Opportunity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.50%

HC Advisors Shares 0.75%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The U.S. Government Fixed Income Securities Portfolio

(Unaudited)

The U.S. Government Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) returned 6.87% compared to 7.21% for the Bloomberg Barclays U.S. Government Bond Index1 and 6.54% for the average fixed income manager in the Lipper2 universe of General U.S. Government Funds.

The bond market posted strong performance for the fiscal year as the Federal Reserve communicated that it intends to hold off on further interest rate increases, pushing down long rates and concurrently pushing up prices (which move inversely to rates.) Bond yields across maturities have fallen by around 100 basis points since last October. The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth and a shifting central banking policy.

The Portfolio is structured to perform similarly to the benchmark. As such it uses a sampling methodology to select a subset of the index universe that maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. Since the Portfolio owns a subset of securities of the Index, there will necessarily be some tracking error.

[1]	The Bloomberg Barclays U.S. Government Bond Index is a broad-based unmanaged index that represents the general performance of U.S. Treasury and U.S. Government Agency debt securities.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Government Fixed Income Securities Portfolio from 12/6/10 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Government Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Government Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.19%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Inflation Protected Securities Portfolio

(Unaudited)

The Inflation Protected Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) returned 4.59% compared to 4.84% for the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index1 and 3.87% for the average fixed income manager in the Lipper2 universe of Inflation Protected Bond Funds.

Broad U.S. Fixed Income markets rallied during the fiscal year as the Federal Reserve communicated that it intends to hold off on further interest rate increases. The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth and a shifting central banking policy. Inflation protected securities underperformed comparable treasury securities as the treasury bonds repriced for lower expected inflation.

The Portfolio is currently structured to perform similarly to the benchmark. As such, it utilizes a full replication approach to duplicate the fundamental characteristics and performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index. The Portfolio may slightly outperform or underperform the benchmark from time to time due to several factors such as; fund inflows/outflows, cash held for tactical purposes, different rebalancing frequency and fees.

[1]	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index generally consisting of all inflation-protection securities issued by the U.S. Treasury.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Inflation Protected Securities Portfolio from 4/3/14 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Inflation Protected Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.16%

HC Advisors Shares 0.41%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The U.S. Corporate Fixed Income Securities Portfolio

(Unaudited)

The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC (“Agincourt”) returned 11.07% compared to 10.72% for the Bloomberg Barclays U.S. Corporate Index1 and 9.43% for the average fixed income manager in the Lipper2 universe of Corporate Debt Funds BBB-Rated Funds.3

The bond market posted strong performance for the fiscal year as the Federal Reserve communicated that it intends to hold off on further interest rate increases. The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth and a shifting central banking policy.

Agincourt outperformed the benchmark due to both sector allocation and security selection. The Portfolio benefited from being overweight to communication services and underweight utilities.

[1]

The Bloomberg Barclays U.S. Corporate Index covers USD denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Corporate Fixed Income Securities Portfolio from 12/6/10 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Corporate Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Corporate Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.23%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

(Unaudited)

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) returned 5.70% compared to 6.37% for the Bloomberg Barclays U.S. Securitized Index1 and 6.01% for the average fixed income manager in the Lipper2 universe of U.S. Mortgage Funds.

The bond market posted strong performance for the fiscal year as the Federal Reserve communicated that it intends to hold off on further interest rate increases. The decline in global bond yields over the past 6 months is consistent with weaker than expected inflation data, slower growth and a shifting central banking policy.

The Portfolio is structured to simulate the performance of the benchmark. As such the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. Since the Portfolio holds a subset of the securities represented in the benchmark, it is expected to generate a small amount of tracking error.

[1]

The Bloomberg Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio from 12/6/10 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Securitized Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Mortgage/Asset Backed Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.26%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Short-Term Municipal Bond Portfolio

(Unaudited)

The Short-Term Municipal Bond Portfolio managed by Breckinridge Capital Advisors, Inc. (“Breckinridge”) returned 2.88% for the fiscal year compared to 2.77% for the ICE BofA Merrill Lynch 1-3 Year Municipal Index1 and 2.56% for the average manager in the Lipper2 universe of Short Municipal Debt Funds.

Municipal bond returns marked the strongest start to a year for municipals since 2014 as the Federal Reserve communicated that it intends to hold off on further interest rate increases. Breckinridge’s longer duration resulted in the strategy outperforming the benchmark and the peer universe for the fiscal year 2019.

[1]

The ICE BofA Merrill Lynch 1-3 Year Municipal Index is an unmanaged, equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Short-Term Municipal Bond Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the ICE BofA Merrill Lynch 1-3 Year Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Short-Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.35%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond Portfolio

(Unaudited)

The Intermediate Term Municipal Bond Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”) (formerly BNY Mellon Asset Management North America Corporation) and City of London Investment Management Company, Ltd. (“City of London”), returned 5.45% for the fiscal year compared to 6.50% for the Bloomberg Barclays 3-15 Year Blend Municipal Index1 and 5.65% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.

The Mellon strategy underperformed the benchmark during the twelve-month reporting period. An overweight to revenue bonds compared to general obligation bonds, a slight overweight to higher rated issues and yield curve positioning towards the shorter end of the curve were detractors contributing to the underperformance during the fiscal year. During the third quarter of the fiscal year, a new municipal closed end fund strategy was launched within the Portfolio. Implemented through City of London, the strategy provides exposure to investment grade municipal bond closed end funds that trade at high discounts to net asset value relative to history.

[1]

The Bloomberg Barclays 3-15 Year Blend Municipal Index is an index of government bonds. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio for the 10-year period ended 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays 3-15 Year Blend Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.35%

HC Advisors Shares 0.60%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond II Portfolio

(Unaudited)

The Intermediate Term Municipal Bond II Portfolio managed by Breckinridge Capital Advisors, Inc. (“Breckinridge”) returned 5.26% compared to 5.29% for the Bloomberg Barclays 5-Year General Obligation Municipal Index1 and 5.65% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.3

The Breckinridge strategy was in line with the benchmark and the peer universe. The Portfolio’s higher quality bias modestly detracted which was offset by a modest contribution from security selection. Breckinridge maintains a diversified portfolio structure invested only in high-grade, intermediate-term municipal bonds.

[1]

The Bloomberg Barclays 5-Year General Obligation Municipal Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, City of London Investment Management Company, Ltd. was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond II Portfolio from 7/13/10 to 6/30/19, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays 5-Year General Obligation Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.34%

HC Advisors Shares 0.59%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2019, expense ratios can be found in the financial highlights.

Conclusion

The performance of the Portfolios for the fiscal year was consistent with our expectations. For the U.S. equity market, our current judgment is that the risk/reward relationship is roughly balanced compared to history. Our decision to overweight companies with higher quality and/or dividend yield characteristics reflects this relatively conservative posture.

We continue to seek to broaden the opportunity set of investment portfolios available to our clients for fulfilling their asset allocation and investment policy objectives. We also continue to maintain a comprehensive dual-track, investment management and compliance review and due diligence processes to identify, select, implement, monitor and manage the investment managers and investment strategies we employ within each Portfolio.

Finally, we are constantly seeking ways to improve our management of each Portfolio. To that end, over the period we continued to adjust our custom defined investment style portfolio strategies to express the most attractive return opportunities. We continue to explore new strategies that exploit more differentiated opportunities among factor-based investment styles.

As ever, we appreciate your continued trust and confidence.

HC Capital Solutions

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 96.66%

	Aerospace & Defense — 2.27%

717	General Dynamics Corp.	$130

515	Harris Corp.	97

3,065	HEICO Corp.	410

1,168	Hexcel Corp.	94

445	Huntington Ingalls Industries, Inc.	100

438	L3 Technologies, Inc.	107

5,411	Lockheed Martin Corp.	1,967

999	Raytheon Co.	174

19,597	Spirit Aerosystems Holdings, Inc., Class – A	1,595

200	Teledyne Technologies, Inc. (a)	55

4,149	Textron, Inc.	220

8,510	The Boeing Co.	3,098

5,010	TransDigm Group, Inc. (a)	2,424

21,311	United Technologies Corp.	2,775

		13,246

	Air Freight & Logistics — 0.48%

10,904	C.H. Robinson Worldwide, Inc.	920

305	Expeditors International of Washington, Inc.	23

16,845	United Parcel Service, Inc., Class – B	1,740

1,886	XPO Logistics, Inc. (a)	109

		2,792

	Airlines — 0.29%

868	Copa Holdings SA, Class – A	85

20,199	Delta Air Lines, Inc.	1,147

6,703	Southwest Airlines Co.	340

1,556	United Continental Holdings, Inc. (a)	136

		1,708

	Auto Components — 0.71%

120,720	Garrett Motion, Inc. (a)	1,853

585	Gentex Corp.	14

4,785	Goodyear Tire & Rubber Co.	73

12,566	Lear Corp.	1,751

9,332	Magna International, Inc., ADR	464

		4,155

	Automobiles — 0.21%

32,030	General Motors Co.	1,234

	Banks — 5.44%

3,332	Associated Banc-Corp.	70

279,806	Bank of America Corp.	8,115

2,798	Bank OZK	84

1,998	BankUnited, Inc.	67

32,258	BB&T Corp.	1,585

666	BOK Financial Corp.	50

47,685	Citigroup, Inc.	3,340

1,826	Citizens Financial Group, Inc.	65

20,776	Comerica, Inc.	1,509

541	Commerce Bancshares, Inc.	32

1,552	Cullen/Frost Bankers, Inc.	145

182	Fifth Third Bancorp	5

7,338	First Horizon National Corp.	110

2,026	First Republic Bank	198

21,453	Huntington Bancshares, Inc.	296

66,542	JPMorgan Chase & Co.	7,440

Shares	Security Description	Value (000)

	Banks (continued)

2,807	M&T Bank Corp.	$477

3,005	PacWest Bancorp	117

8,163	People’s United Financial, Inc.	137

11,647	Pinnacle Financial Partners, Inc.	669

8,315	PNC Financial Services Group, Inc.	1,141

72,977	Regions Financial Corp.	1,090

493	Signature Bank	60

4,790	Sterling Bancorp/DE	102

9,138	SunTrust Banks, Inc.	574

710	SVB Financial Group (a)	159

1,926	Texas Capital Bancshares, Inc. (a)	118

4,006	U.S. Bancorp	210

4,533	Umpqua Holdings Corp.	75

1,880	Webster Financial Corp.	90

43,019	Wells Fargo & Co.	2,036

32,863	Western Alliance Bancorp (a)	1,470

2,420	Zions Bancorp	111

		31,747

	Beverages — 1.64%

7,189	Brown-Forman Corp., Class – B	398

684	Constellation Brands, Inc., Class – A	135

1,703	Keurig Dr Pepper, Inc.	49

4,737	Molson Coors Brewing Co., Class – B	265

2,815	Monster Beverage Corp. (a)	180

28,839	PepsiCo, Inc.	3,782

93,372	The Coca-Cola Co.	4,755

		9,564

	Biotechnology — 2.61%

30,507	AbbVie, Inc.	2,218

6,002	Alexion Pharmaceuticals, Inc. (a)	786

2,182	Alnylam Pharmaceuticals, Inc. (a)	158

16,160	Amgen, Inc.	2,978

15,110	Celgene Corp. (a)	1,397

68,921	Exelixis, Inc. (a)	1,473

27,136	Gilead Sciences, Inc.	1,833

56	Incyte Corp. (a)	5

8,247	Seattle Genetics, Inc. (a)	571

17,938	United Therapeutics Corp. (a)	1,400

13,207	Vertex Pharmaceuticals, Inc. (a)	2,422

		15,241

	Building Products — 0.26%

18,210	A.O. Smith Corp.	859

1,055	Allegion PLC	117

124	Johnson Controls International PLC	5

270	Lennox International, Inc.	74

6,549	Masco Corp.	257

2,346	Owens Corning, Inc.	137

2,531	Resideo Technologies, Inc. (a)	55

		1,504

	Capital Markets — 1.45%

2,506	Ameriprise Financial, Inc.	364

5,895	BGC Partners, Inc., Class – A	31

4,869	BlackRock, Inc., Class – A	2,285

2,282	CBOE Holdings, Inc.	236

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Capital Markets (continued)

1,695	CME Group, Inc.	$329

1,544	E*Trade Financial Corp.	69

5,797	Franklin Resources, Inc.	202

12,428	Goldman Sachs Group, Inc.	2,543

427	Interactive Brokers Group, Inc., Class – A	23

1,491	Intercontinental Exchange Group, Inc.	128

8,965	Invesco Ltd.	183

3,371	Janus Henderson Group PLC	72

1,976	Legg Mason, Inc.	76

18,759	Morgan Stanley	822

593	S&P Global, Inc.	135

7,780	T. Rowe Price Group, Inc.	854

162	TD Ameritrade Holding Corp.	8

1,325	The Charles Schwab Corp.	53

629	The Nasdaq OMX Group, Inc.	60

		8,473

	Chemicals — 1.83%

10,230	Air Products & Chemicals, Inc.	2,317

2,166	Albemarle Corp.	153

349	Ashland Global Holdings, Inc.	28

4,710	Axalta Coating Systems Ltd. (a)	140

1,640	Celanese Corp., Series A	177

48,414	CF Industries Holdings, Inc.	2,261

9,318	Corteva, Inc.	276

9,317	Dow, Inc.	459

9,317	DuPont de Nemours, Inc.	699

10,558	Eastman Chemical Co.	822

2,375	Huntsman Corp.	49

3,028	International Flavors & Fragrances, Inc.	439

675	Linde PLC	136

11,335	LyondellBasell Industries N.V., Class – A	976

3,386	Olin Corp.	74

10,412	PPG Industries, Inc.	1,215

3,364	The Chemours Co.	81

1,538	The Scotts Miracle-Gro Co.	151

3,879	Valvoline, Inc.	76

1,540	W.R. Grace & Co.	117

726	Westlake Chemical Corp.	50

		10,696

	Commercial Services & Supplies — 0.88%

12,305	Clean Harbors, Inc. (a)	875

32,475	Copart, Inc. (a)	2,427

3,003	IAA, Inc. (a)	116

3,003	KAR Auction Services, Inc.	75

4,420	Republic Services, Inc., Class – A	383

2,747	Stericycle, Inc. (a)	131

9,860	Waste Management, Inc.	1,138

		5,145

	Communications Equipment — 1.61%

6,905	Arista Networks, Inc. (a)	1,793

132,263	Cisco Systems, Inc.	7,238

8,966	Juniper Networks, Inc.	239

774	Motorola Solutions, Inc.	129

		9,399

Shares	Security Description	Value (000)

	Construction & Engineering — 0.07%

3,578	AECOM Technology Corp. (a)	$134

841	Arcosa, Inc.	32

717	Jacobs Engineering Group, Inc.	61

2,295	Quanta Services, Inc.	88

924	Valmont Industries, Inc.	117

		432

	Construction Materials — 0.16%

6,799	Eagle Materials, Inc., Class – A	630

1,351	Martin Marietta Materials, Inc.	311

		941

	Consumer Finance — 1.21%

22,738	American Express Co.	2,807

39,194	Capital One Financial Corp.	3,556

6	Credit Acceptance Corp. (a)	3

14,450	OneMain Holdings, Inc.	489

8,889	SLM Corp.	86

4,013	Synchrony Financial	139

		7,080

	Containers & Packaging — 0.55%

17,549	Amcor PLC (a)	202

262	AptarGroup, Inc.	33

27	Avery Dennison Corp.	3

22,939	Ball Corp.	1,605

1,486	Berry Plastics Group, Inc. (a)	78

10,608	International Paper Co.	460

3,186	Owens-Illinois, Inc.	55

2,050	Packaging Corporation of America	195

3,363	Sealed Air Corp.	144

2,320	Silgan Holdings	71

2,452	Sonoco Products Co.	160

5,240	WestRock Co.	191

		3,197

	Distributors — 0.08%

4,284	Genuine Parts Co.	444

	Diversified Consumer Services — 0.49%

12,786	Bright Horizons Family Solutions, Inc. (a)	1,929

1,046	Graham Holdings Co.	722

4,910	H&R Block, Inc.	144

957	ServiceMaster Global Holdings, Inc. (a)	50

		2,845

	Diversified Financial Services — 1.10%

28,340	Berkshire Hathaway, Inc., Class – B (a)	6,041

17,093	Jefferies Financial Group, Inc.	329

973	Voya Financial, Inc.	54

		6,424

	Diversified Telecommunication Services — 1.74%

117,437	AT&T, Inc.	3,935

43,613	CenturyLink, Inc.	513

100,420	Verizon Communications, Inc.	5,737

		10,185

	Electric Utilities — 1.97%

1,604	Alliant Energy Corp.	79

31,281	American Electric Power, Inc.	2,752

20,974	Duke Energy Corp.	1,851

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Electric Utilities (continued)

1,914	Edison International	$129

2,737	Evergy, Inc.	165

9,746	Eversource Energy	738

9,276	Exelon Corp.	445

2,818	FirstEnergy Corp.	121

8,870	NextEra Energy, Inc.	1,817

2,414	OGE Energy Corp.	103

10,916	PG&E Corp. (a)	250

32,518	PPL Corp.	1,008

32,159	The Southern Co.	1,778

4,017	Xcel Energy, Inc.	239

		11,475

	Electrical Equipment — 0.52%

3,350	AMETEK, Inc.	304

12,355	Eaton Corp. PLC	1,029

16,658	Emerson Electric Co.	1,111

11,151	nVent Electric PLC	276

3,984	Regal-Beloit Corp.	326

		3,046

	Electronic Equipment, Instruments & Components — 0.17%

769	Arrow Electronics, Inc. (a)	55

23,513	Corning, Inc.	782

512	Dolby Laboratories, Inc., Class – A	33

1,050	Keysight Technologies, Inc. (a)	94

		964

	Energy Equipment & Services — 0.53%

3,487	Apergy Corp. (a)	117

11,250	Baker Hughes, Inc.	277

2,294	Helmerich & Payne, Inc.	116

64,974	Schlumberger Ltd.	2,582

		3,092

	Entertainment — 1.49%

109	Activision Blizzard, Inc.	5

2,578	Cinemark Holdings, Inc.	93

6,384	Electronic Arts, Inc. (a)	646

3,193	Lions Gate Entertainment Corp., Class – B	37

4,986	Netflix, Inc. (a)	1,831

33	Spotify Technology SA (a)	5

92	The Madison Square Garden Co., Class – A (a)	26

41,888	The Walt Disney Co.	5,850

7,527	Viacom, Inc., Class – B	225

		8,718

	Equity Real Estate Investment Trusts — 3.58%

992	Alexandria Real Estate Equities, Inc.	140

17,907	American Campus Communities, Inc.	827

1,289	American Homes 4 Rent, Class – A	31

5,297	American Tower Corp.	1,083

2,612	Apartment Investment & Management Co.	131

6,634	AvalonBay Communities, Inc.	1,348

857	Boston Properties, Inc.	111

6,970	Camden Property Trust	728

9,835	Colony Capital, Inc.	49

1,428	Columbia Property Trust, Inc.	30

Shares	Security Description	Value (000)

	Equity Real Estate Investment Trusts (continued)

2,473	Crown Castle International Corp.	$322

2,592	CubeSmart	87

1,028	CyrusOne, Inc.	59

1,798	Digital Realty Trust, Inc.	212

1,889	Douglas Emmett, Inc.	75

3,821	Duke Realty Corp.	121

10,057	EPR Properties	750

282	Equinix, Inc.	142

1,061	Equity Lifestyle Properties, Inc.	129

1,516	Equity Residential	115

3,943	Essex Property Trust, Inc.	1,151

1,604	Extra Space Storage, Inc.	170

6,599	Federal Realty Investment Trust	850

3,157	Gaming & Leisure Properties, Inc.	123

3,643	HCP, Inc.	117

28,861	Healthcare Trust of America, Inc., Class – A	792

811	Hospitality Properties Trust	20

1,488	Iron Mountain, Inc.	47

1,138	JBG SMITH Properties	45

1,552	Kilroy Realty Corp.	115

5,335	Kimco Realty Corp.	99

846	Lamar Advertising Co., Class – A	68

2,212	Liberty Property Trust	111

661	Life Storage, Inc.	63

6,040	Medical Properties Trust, Inc.	105

1,065	Mid-America Apartment Communities, Inc.	125

2,155	National Retail Properties, Inc.	114

2,890	OMEGA Healthcare Investors, Inc.	106

2,375	Outfront Media, Inc.	61

2,244	Parks Hotels & Resorts, Inc.	62

9,049	Prologis, Inc.	725

1,410	Public Storage	336

19,572	Realty Income Corp.	1,350

13,636	Regency Centers Corp.	910

2,503	Retail Properties of America, Inc., Class – A	29

3,418	Simon Property Group, Inc.	546

3,191	Store Capital Corp.	106

1,367	Sun Communities, Inc.	175

1,202	Taubman Centers, Inc.	49

2,907	The Macerich Co.	97

21,341	UDR, Inc.	958

6,674	Ventas, Inc.	456

11,566	Vornado Realty Trust	741

20,258	Welltower, Inc.	1,652

69,480	Weyerhaeuser Co.	1,829

1,573	WP Carey, Inc.	128

		20,921

	Food & Staples Retailing — 1.22%

3,254	Casey’s General Stores, Inc.	508

18	Costco Wholesale Corp.	5

9,412	Sysco Corp.	666

1,201	US Foods Holding Corp. (a)	43

53,488	Wal-Mart Stores, Inc.	5,909

		7,131

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Food Products — 0.92%

13,976	Archer-Daniels-Midland Co.	$570

2,834	Bunge Ltd.	158

3,445	Campbell Soup Co.	138

16,807	ConAgra Foods, Inc.	446

5,689	Flowers Foods, Inc.	132

12,760	General Mills, Inc.	670

1,964	Hershey Co.	263

2,450	Hormel Foods Corp.	99

10,293	Kellogg Co.	551

3,010	Lamb Weston Holding, Inc.	191

6,262	Mondelez International, Inc., Class – A	338

6,350	The Hain Celestial Group, Inc. (a)	139

13,557	The Kraft Heinz Co.	421

13,702	TreeHouse Foods, Inc. (a)	742

6,256	Tyson Foods, Inc., Class – A	505

		5,363

	Gas Utilities — 0.02%

808	Atmos Energy Corp.	85

707	UGI Corp.	38

		123

	Health Care Equipment & Supplies — 2.53%

48,674	Abbott Laboratories	4,093

2,461	Baxter International, Inc.	202

5,523	Becton, Dickinson & Co.	1,392

120	Boston Scientific Corp. (a)	5

3,475	Danaher Corp.	497

4,703	Dentsply Sirona, Inc.	274

33	Dexcom, Inc. (a)	5

25	Edwards Lifesciences Corp. (a)	5

25	Hill-Rom Holdings, Inc.	3

101	Hologic, Inc. (a)	5

1,653	IDEXX Laboratories, Inc. (a)	455

1,458	Integra LifeSciences Holdings Corp. (a)	81

1,465	Intuitive Surgical, Inc. (a)	768

57,830	Medtronic PLC	5,631

5,537	Penumbra, Inc. (a)	886

597	STERIS PLC	89

24	Stryker Corp.	5

212	Teleflex, Inc.	70

59	The Cooper Companies, Inc.	20

1,872	Varian Medical Systems, Inc. (a)	255

		14,741

	Health Care Providers & Services — 2.04%

4,074	Acadia Healthcare Company, Inc. (a)	142

3,127	AmerisourceBergen Corp.	267

10,127	Anthem, Inc.	2,857

5,226	Centene Corp. (a)	274

16,465	Cigna Corp.	2,594

1,995	Covetrus, Inc. (a)	49

2,015	Encompass Health Corp.	128

5,553	HCA Holdings, Inc.	751

1,801	Humana, Inc.	478

2,131	Laboratory Corporation of America Holdings (a)	368

Shares	Security Description	Value (000)

	Health Care Providers & Services (continued)

4,072	McKesson Corp.	$547

1,283	Molina Heathcare, Inc. (a)	184

9,357	Patterson Companies, Inc.	214

10,354	Premier, Inc., Class – A (a)	405

2,883	Quest Diagnostics, Inc.	294

3,385	UnitedHealth Group, Inc.	826

9,579	Universal Health Services, Inc., Class – B	1,249

1,031	WellCare Health Plans, Inc. (a)	294

		11,921

	Health Care Technology — 0.51%

1,939	Cerner Corp.	142

17,515	Veeva Systems, Inc. (a)	2,839

		2,981

	Hotels, Restaurants & Leisure — 2.08%

5,040	Aramark	182

7,110	Caesars Entertainment Corp. (a)	84

21,292	Carnival Corp., Class – A	991

2,249	Darden Restaurants, Inc.	274

3,167	Extended Stay America, Inc.	53

1,864	Hilton Grand Vacations (a)	59

148	Hilton Worldwide Holdings, Inc.	14

2,020	International Game Technology PLC	26

11,407	Las Vegas Sands Corp.	674

29,228	McDonald’s Corp.	6,070

7,762	Royal Caribbean Cruises Ltd.	941

1,562	Six Flags Entertainment Corp.	78

30,827	Starbucks Corp.	2,585

2,948	Wyndham Worldwide Corp.	129

108	Yum China Holdings, Inc.	5

		12,165

	Household Durables — 0.27%

3,443	D.R. Horton, Inc.	148

3,121	Garmin Ltd.	249

6,069	Leggett & Platt, Inc.	233

5,775	Lennar Corp., Class – A	280

83	Lennar Corp., Class – B	3

773	Mohawk Industries, Inc. (a)	114

4,132	PulteGroup, Inc.	131

2,571	Toll Brothers, Inc.	94

2,180	Whirlpool Corp.	311

		1,563

	Household Products — 1.96%

2,171	Church & Dwight Co., Inc.	159

69	Colgate-Palmolive Co.	5

18,737	Kimberly-Clark Corp.	2,497

1,218	The Clorox Co.	186

78,443	The Procter & Gamble Co.	8,602

		11,449

	Independent Power and Renewable Electricity Producers — 0.01%

1,358	NRG Energy, Inc., Class – C	48

1,390	Vistra Energy Corp. (a)	31

		79

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Industrial Conglomerates — 1.18%

12,155	3M Co.	$2,107

186,599	General Electric Co.	1,959

16,050	Honeywell International, Inc.	2,802

41	Roper Industries, Inc.	15

		6,883

	Insurance — 2.91%

23,599	Aflac, Inc.	1,293

36,052	Allstate Corp.	3,666

16,390	American International Group, Inc.	873

3,483	Arthur J. Gallagher & Co.	305

1,195	Assurant, Inc.	127

2,180	AXIS Capital Holdings Ltd.	130

3,112	Brighthouse Financial, Inc. (a)	114

1,344	Brown & Brown, Inc.	45

19,960	Chubb Ltd.	2,939

4,986	Cincinnati Financial Corp.	517

522	Erie Indemnity Co., Class – A	133

3,189	Everest Re Group Ltd.	788

76,774	FNF Group	3,094

7,691	Hartford Financial Services Group, Inc.	429

52	Markel Corp. (a)	57

1,035	Mercury General Corp.	65

27,848	MetLife, Inc.	1,383

6,178	Old Republic International Corp.	138

9,015	Principal Financial Group, Inc.	522

728	Reinsurance Group of America	114

2,164	W.R. Berkley Corp.	143

118	White Mountains Insurance Group Ltd.	121

		16,996

	Interactive Media & Services — 4.43%

9,357	Alphabet, Inc., Class – A (a)	10,132

4,583	Alphabet, Inc., Class – C (a)	4,954

55,740	Facebook, Inc., Class – A (a)	10,758

312	TripAdvisor, Inc. (a)	14

		25,858

	Internet & Direct Marketing Retail — 3.37%

9,726	Amazon.com, Inc. (a)	18,417

133	Booking Holdings, Inc. (a)	249

22,272	eBay, Inc.	880

8,120	Qurate Retail, Inc. (a)	101

		19,647

	IT Services — 5.15%

2,831	Accenture PLC, Class – A	523

2,108	Akamai Technologies, Inc. (a)	169

918	Alliance Data Systems Corp.	129

4,072	Cognizant Technology Solutions Corp.	258

11,864	EPAM Systems, Inc. (a)	2,054

642	Fidelity National Information Services, Inc.	79

24,374	GoDaddy, Inc., Class – A (a)	1,710

16,668	International Business Machines Corp.	2,299

1,829	Leidos Holdings, Inc.	146

26,753	MasterCard, Inc., Class – A	7,076

22,424	Okta, Inc. (a)	2,769

Shares	Security Description	Value (000)

	IT Services (continued)

6,910	Paychex, Inc.	$569

41,866	PayPal Holdings, Inc. (a)	4,791

5,574	Sabre Corp.	124

27,170	Square, Inc., Class – A (a)	1,971

5,412	VeriSign, Inc. (a)	1,132

23,246	Visa, Inc., Class – A	4,033

10,501	Western Union Co.	209

43	WEX, Inc. (a)	9

		30,050

	Leisure Products — 0.04%

1,780	Brunswick Corp.	82

1,201	Hasbro, Inc.	127

		209

	Life Sciences Tools & Services — 0.79%

4,371	Agilent Technologies, Inc.	326

398	Bio-Rad Laboratories, Inc., Class – A (a)	124

1,294	Bruker Biosciences Corp.	65

438	Charles River Laboratories International, Inc. (a)	62

1,110	Illumina, Inc. (a)	409

337	IQVIA Holdings, Inc. (a)	54

2,796	Mettler-Toledo International, Inc. (a)	2,349

485	PerkinElmer, Inc.	47

881	Qiagen N.V. (a)	36

3,428	Thermo Electron Corp.	1,007

745	Waters Corp. (a)	160

		4,639

	Machinery — 1.83%

11,677	AGCO Corp.	906

12,196	Caterpillar, Inc.	1,661

4,945	Colfax Corp. (a)	139

5,428	Cummins, Inc.	930

447	Deere & Co.	74

53	Donaldson Company, Inc.	3

4,752	Dover Corp.	476

3,214	Fortive Corp.	262

943	Gates Industrial Corp. PLC (a)	11

28	IDEX Corp.	5

7,831	Ingersoll-Rand PLC	992

1,442	ITT, Inc.	94

1,244	Nordson, Inc.	176

17,062	Oshkosh Corp.	1,424

3,523	Pentair PLC	131

1,272	Terex Corp.	40

6,496	The Middleby Corp. (a)	882

2,583	The Timken Co.	133

2,314	Trinity Industries, Inc.	48

12,886	WABCO Holdings, Inc. (a)	1,708

33,989	Welbilt, Inc. (a)	568

485	Xylem, Inc.	41

		10,704

	Media — 1.24%

894	AMC Networks, Inc. (a)	49

327	Charter Communications, Inc., Class – A (a)	129

146,958	Comcast Corp., Class – A	6,214

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Media (continued)

162	Discovery Communications, Inc., Class – A (a)	$5

2,118	Dish Network Corp. (a)	81

4,394	Omnicom Group, Inc.	360

411	Sirius XM Holdings, Inc.	2

12,282	The Interpublic Group of Companies, Inc.	277

2,002	Tribune Media Co., Class – A	93

		7,210

	Metals & Mining — 0.46%

3,825	Alcoa Corp. (a)	90

29,848	Freeport-McMoRan Copper & Gold, Inc.	347

18,762	Newmont Mining Corp.	721

9,396	Nucor Corp.	518

1,400	Royal Gold, Inc.	143

3,293	Southern Copper Corp.	128

1,912	Steel Dynamics, Inc.	58

45,551	United States Steel Corp.	697

		2,702

	Mortgage Real Estate Investment Trusts — 0.07%

5,771	Chimera Investment Corp.	109

10,734	MFA Financial, Inc.	77

8,539	New Residential Investment Corp.	131

4,912	Starwood Property Trust, Inc.	112

		429

	Multiline Retail — 0.54%

952	Dollar General Corp.	129

4,856	Dollar Tree, Inc. (a)	521

6,898	Kohl’s Corp.	328

30,586	Macy’s, Inc.	656

17,745	Target Corp.	1,537

		3,171

	Multi-Utilities — 1.22%

2,674	Ameren Corp.	201

1,937	CMS Energy Corp.	112

1,350	Consolidated Edison, Inc.	118

24,990	Dominion Resources, Inc.	1,932

1,043	DTE Energy Co.	133

93,331	NiSource, Inc.	2,689

5,865	Public Service Enterprise Group, Inc.	345

951	Sempra Energy	131

17,371	WEC Energy Group, Inc.	1,448

		7,109

	Oil, Gas & Consumable Fuels — 3.97%

4,642	Antero Midstream Corp.	53

201,039	Antero Resources Corp. (a)	1,112

3,763	Centennial Resource Development, Inc., Class – A (a)	29

183,940	Chesapeake Energy Corp. (a)	359

54,151	Chevron Corp.	6,738

112	Concho Resources, Inc.	12

11,699	ConocoPhillips	714

562	Continental Resources, Inc.	24

8,526	Devon Energy Corp.	243

2,197	Diamondback Energy, Inc.	239

Shares	Security Description	Value (000)

	Oil, Gas & Consumable Fuels (continued)

29,642	EOG Resources, Inc.	$2,760

4,557	Equitrans Midstream Corp.	90

34,283	Exxon Mobil Corp.	2,627

16,993	Hess Corp.	1,080

2,849	HollyFrontier Corp.	132

70,023	Kinder Morgan, Inc.	1,462

16,807	Marathon Oil Corp.	239

21,331	Marathon Petroleum Corp.	1,192

3,793	Murphy Oil Corp.	93

9,759	Noble Energy, Inc.	219

15,425	Occidental Petroleum Corp.	776

6,401	ONEOK, Inc.	440

5,536	Parsley Energy, Inc., Class – A (a)	105

3,630	PBF Energy, Inc., Class – A	114

9,353	Phillips 66	875

129	Targa Resources Corp.	5

180	The Williams Companies, Inc.	5

16,585	Valero Energy Corp.	1,420

		23,157

	Personal Products — 0.10%

10,936	Coty, Inc., Class – A	147

1,139	Herbalife Ltd. (a)	49

1,129	Nu Skin Enterprises, Inc., Class – A	56

1,700	The Estee Lauder Companies, Inc., Class – A	311

		563

	Pharmaceuticals — 4.60%

6,764	Allergan PLC	1,132

4,172	Bristol-Myers Squibb Co.	189

7,549	Elanco Animal Health, Inc. (a)	255

19,272	Eli Lilly & Co.	2,135

54,806	Johnson & Johnson	7,633

88,455	Merck & Co., Inc.	7,417

3,454	Nektar Therapeutics (a)	123

184,193	Pfizer, Inc.	7,980

		26,864

	Professional Services — 0.85%

4,444	CoStar Group, Inc. (a)	2,462

1,081	Equifax, Inc.	146

950	IHS Markit Ltd. (a)	61

605	Nielsen Holdings PLC	14

825	Robert Half International, Inc.	47

15,150	Versik Analytics, Inc., Class – A	2,219

		4,949

	Real Estate Management & Development — 0.02%

1,691	CBRE Group, Inc., Class – A (a)	87

368	Newmark Group, Inc., Class – A	3

		90

	Road & Rail — 1.02%

1,388	AMERCO, Inc.	525

873	CSX Corp.	68

9,369	Genesee & Wyoming, Inc., Class – A (a)	937

5,345	Norfolk Southern Corp.	1,065

975	Old Dominion Freight Line, Inc.	146

1,070	Ryder System, Inc.	62

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Road & Rail (continued)

1,140	Schneider National, Inc.	$21

113	Uber Technologies, Inc. (a)	5

18,473	Union Pacific Corp.	3,124

		5,953

	Semiconductors & Semiconductor Equipment — 3.05%

21,151	Applied Materials, Inc.	950

3,252	Broadcom, Inc.	936

139,597	Intel Corp.	6,682

3,302	KLA-Tencor Corp.	390

1,129	Lam Research Corp.	212

6,026	Marvell Technology Group Ltd.	144

5,918	Maxim Integrated Products, Inc.	354

1,474	Micron Technology, Inc. (a)	57

12,565	NVIDIA Corp.	2,064

21,473	Qualcomm, Inc.	1,633

3,842	Skyworks Solutions, Inc.	297

23,905	Texas Instruments, Inc.	2,743

6,964	Universal Display Corp.	1,310

115	Xilinx, Inc.	14

		17,786

	Software — 7.53%

16,180	Adobe Systems, Inc. (a)	4,767

14,588	Autodesk, Inc. (a)	2,376

284	Guidewire Software, Inc. (a)	29

29,183	Manhattan Associates, Inc. (a)	2,023

144,589	Microsoft Corp.	19,370

6,281	Nuance Communications, Inc. (a)	100

94,580	Oracle Corp.	5,388

11,384	Paycom Software, Inc. (a)	2,581

15,646	Proofpoint, Inc. (a)	1,881

18,193	RingCentral, Inc., Class – A (a)	2,091

1,329	Salesforce.com, Inc. (a)	202

11,142	ServiceNow, Inc. (a)	3,059

668	Synopsys, Inc. (a)	86

		43,953

	Specialty Retail — 1.76%

1,250	Advance Auto Parts, Inc.	193

2,829	AutoNation, Inc. (a)	119

22	AutoZone, Inc. (a)	24

7,757	Best Buy Co., Inc.	541

201	Burlington Stores, Inc. (a)	34

1,830	CarMax, Inc. (a)	159

2,192	Dick’s Sporting Goods, Inc.	76

45,768	Floor & Decor Holdings, Inc., Class – A (a)	1,918

1,548	Foot Locker, Inc.	65

1,901	O’Reilly Automotive, Inc. (a)	702

2,472	Ross Stores, Inc.	245

21,834	The Home Depot, Inc.	4,540

25,042	The TJX Companies, Inc.	1,324

620	Tiffany & Co.	58

124	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	43

703	Urban Outfitters, Inc. (a)	16

3,016	Williams-Sonoma, Inc.	196

		10,253

Shares	Security Description	Value (000)

	Technology Hardware, Storage & Peripherals — 3.99%

100,447	Apple, Inc.	$19,880

899	Dell Technologies, Inc. (a)	46

147,510	HP, Inc.	3,067

285	NetApp, Inc.	18

6,333	Western Digital Corp.	301

		23,312

	Textiles, Apparel & Luxury Goods — 0.49%

745	Capri Holdings Ltd. (a)	26

917	Carter’s, Inc.	89

7,401	Hanesbrands, Inc.	127

1,304	Kontoor Brands, Inc. (a)	37

9,169	NIKE, Inc., Class – B	770

1,072	Ralph Lauren Corp.	122

1,460	Tapestry, Inc.	46

38,285	Under Armour, Inc., Class – C (a)	850

9,131	V.F. Corp.	798

		2,865

	Thrifts & Mortgage Finance — 0.02%

9,330	New York Community Bancorp, Inc.	93

	Tobacco — 0.39%

38,596	Altria Group, Inc.	1,828

5,858	Philip Morris International, Inc.	460

		2,288

	Trading Companies & Distributors — 0.23%

20,048	Fastenal Co.	653

4,912	HD Supply Holdings, Inc. (a)	198

441	MSC Industrial Direct Co., Inc., Class – A	33

916	W.W. Grainger, Inc.	246

1,158	Watsco, Inc.	189

919	WESCO International, Inc. (a)	47

		1,366

	Transportation Infrastructure — 0.04%

5,918	Macquarie Infrastructure Corp.	240

	Water Utilities — 0.02%

1,178	American Water Works Co., Inc.	137

	Wireless Telecommunication Services — 0.45%

8,547	Sprint Nextel Corp. (a)	56

3,124	Telephone & Data Systems, Inc.	95

33,735	T-Mobile USA, Inc. (a)	2,501

		2,652

	Total Common Stocks	564,312

	Investment Companies — 3.17%

547,974	Dreyfus Treasury Securities Cash Management, Institutional Shares, 2.10% (b)	548

17,931,051	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (b)	17,931

	Total Investment Companies	18,479

	Total Investments (cost $431,993) — 99.83%	582,791
	Other assets in excess of liabilities — 0.17%	966

	Net Assets — 100.00%	$583,757

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2019

As of June 30, 2019, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	85	9/20/19	$12,513	$124

E-Mini S&P Midcap 400 Future	20	9/20/19	3,900	56

			$16,413	$180

	Total Unrealized Appreciation			$180
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$180

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 70.58%

	Aerospace & Defense — 1.59%

1,153	AAR Corp.	$42

21,096	Arconic, Inc.	545

3,509	BWX Technologies, Inc.	183

2,526	Curtiss-Wright Corp.	321

13,938	General Dynamics Corp.	2,534

3,258	Harris Corp.	616

1,183	HEICO Corp.	158

1,038	HEICO Corp., Class – A	107

2,610	Hexcel Corp.	211

867	Huntington Ingalls Industries, Inc.	195

4,074	L3 Technologies, Inc.	999

7,658	Lockheed Martin Corp.	2,784

809	Moog, Inc., Class – A	76

5,081	Northrop Grumman Corp.	1,642

10,582	Raytheon Co.	1,840

1,792	Spirit Aerosystems Holdings, Inc., Class – A	146

2,182	Teledyne Technologies, Inc. (a)	598

11,374	Textron, Inc.	603

10,264	The Boeing Co.	3,736

1,663	TransDigm Group, Inc. (a)	805

2,055	Triumph Group, Inc.	47

42,876	United Technologies Corp.	5,582

		23,770

	Air Freight & Logistics — 0.34%

946	Atlas Air Worldwide Holdings, Inc. (a)	42

6,370	C.H. Robinson Worldwide, Inc.	537

7,991	Expeditors International of Washington, Inc.	606

11,350	FedEx Corp.	1,863

1,396	Hub Group, Inc., Class – A (a)	59

17,369	United Parcel Service, Inc., Class – B	1,794

2,968	XPO Logistics, Inc. (a)	172

		5,073

	Airlines — 0.32%

4,506	Alaska Air Group, Inc.	288

264	Allegiant Travel Co.	38

24,906	American Airlines Group, Inc.	812

1,503	Copa Holdings SA, Class – A	147

26,947	Delta Air Lines, Inc.	1,529

14,921	JetBlue Airways Corp. (a)	276

1,297	SkyWest, Inc.	79

14,805	Southwest Airlines Co.	752

9,961	United Continental Holdings, Inc. (a)	872

		4,793

	Auto Components — 0.19%

3,201	Adient PLC	78

1,629	American Axle & Manufacturing Holdings, Inc. (a)	21

11,582	Aptiv PLC	936

10,093	BorgWarner, Inc.	424

2,374	Cooper Tire & Rubber Co.	75

3,485	Dana Holding Corp.	69

698	Dorman Products, Inc. (a)	61

1,242	Garrett Motion, Inc. (a)	19

15,676	Gentex Corp.	386

Shares	Security Description	Value (000)

	Auto Components (continued)

12,483	Goodyear Tire & Rubber Co.	$191

3,606	Lear Corp.	501

1,089	Visteon Corp. (a)	64

		2,825

	Automobiles — 0.45%

249,994	Ford Motor Co.	2,557

82,055	General Motors Co.	3,162

10,163	Harley-Davidson, Inc.	364

1,892	Tesla Motors, Inc. (a)	423

3,032	Thor Industries, Inc.	177

		6,683

	Banks — 4.69%

7,895	Associated Banc-Corp.	167

423,637	Bank of America Corp.	12,285

1,953	Bank of Hawaii Corp.	162

5,860	Bank OZK	176

4,841	BankUnited, Inc.	163

37,009	BB&T Corp.	1,818

1,552	BOK Financial Corp.	117

5,561	CIT Group, Inc.	292

113,013	Citigroup, Inc.	7,914

22,573	Citizens Financial Group, Inc.	798

7,315	Comerica, Inc.	531

4,774	Commerce Bancshares, Inc.	285

2,668	Cullen/Frost Bankers, Inc.	250

6,936	East West Bancorp, Inc.	324

35,934	Fifth Third Bancorp	1,003

369	First Citizens BancShares, Inc., Class – A	166

7,011	First Hawaiian, Inc.	181

16,006	First Horizon National Corp.	239

7,953	First Republic Bank	777

15,096	FNB Corp.	178

51,036	Huntington Bancshares, Inc.	705

157,662	JPMorgan Chase & Co.	17,627

49,345	KeyCorp	876

6,663	M&T Bank Corp.	1,133

5,832	PacWest Bancorp	226

18,757	People’s United Financial, Inc.	315

3,563	Pinnacle Financial Partners, Inc.	205

21,957	PNC Financial Services Group, Inc.	3,014

4,701	Popular, Inc.	255

3,112	Prosperity Bancshares, Inc.	206

49,812	Regions Financial Corp.	744

1,665	Signature Bank	201

10,219	Sterling Bancorp/DE	217

21,699	SunTrust Banks, Inc.	1,364

2,331	SVB Financial Group (a)	524

7,017	Synovus Financial Corp.	246

7,812	TCF Financial Corp.	162

2,348	Texas Capital Bancshares, Inc. (a)	144

71,255	U.S. Bancorp	3,734

10,948	Umpqua Holdings Corp.	182

616	United Bankshares, Inc.	23

4,272	Webster Financial Corp.	204

197,603	Wells Fargo & Co.	9,351

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Banks (continued)

4,257	Western Alliance Bancorp (a)	$190

2,782	Wintrust Financial Corp.	204

9,041	Zions Bancorp	416

		70,294

	Beverages — 1.32%

684	Brown-Forman Corp., Class – A	38

8,572	Brown-Forman Corp., Class – B	475

1,667	Coca-Cola European Partners PLC	94

8,062	Constellation Brands, Inc., Class – A	1,588

13,673	Keurig Dr Pepper, Inc.	395

8,458	Molson Coors Brewing Co., Class – B	474

8,197	Monster Beverage Corp. (a)	523

56,418	PepsiCo, Inc.	7,398

218	The Boston Beer Co., Inc., Class – A (a)	82

170,791	The Coca-Cola Co.	8,697

		19,764

	Biotechnology — 1.14%

28,524	AbbVie, Inc.	2,074

2,224	Agios Pharmaceuticals, Inc. (a)	111

5,593	Alexion Pharmaceuticals, Inc. (a)	733

7,258	Alkermes PLC (a)	164

1,921	Alnylam Pharmaceuticals, Inc. (a)	139

10,442	Amgen, Inc.	1,924

7,629	Biogen Idec, Inc. (a)	1,784

2,412	BioMarin Pharmaceutical, Inc. (a)	207

2,585	Bluebird Bio, Inc. (a)	329

14,922	Celgene Corp. (a)	1,379

1,623	Exact Sciences Corp. (a)	192

9,847	Exelixis, Inc. (a)	210

68,526	Gilead Sciences, Inc.	4,629

3,375	Incyte Corp. (a)	287

1,711	Ionis Pharmaceuticals, Inc. (a)	110

354	Moderna, Inc. (a)	5

3,297	Myriad Genetics, Inc. (a)	92

1,213	Neurocrine Biosciences, Inc. (a)	102

3,574	Regeneron Pharmaceuticals, Inc. (a)	1,119

692	Sage Therapeutics, Inc. (a)	127

901	Sarepta Therapeutics, Inc. (a)	137

1,458	Seattle Genetics, Inc. (a)	101

2,659	United Therapeutics Corp. (a)	208

4,871	Vertex Pharmaceuticals, Inc. (a)	893

		17,056

	Building Products — 0.30%

6,589	A.O. Smith Corp.	311

2,073	Allegion PLC	229

1,461	Armstrong World Industries, Inc.	142

5,187	Fortune Brands Home & Security, Inc.	296

47,844	Johnson Controls International PLC	1,977

1,285	Lennox International, Inc.	353

16,824	Masco Corp.	661

541	Masonite International Corp. (a)	28

5,125	Owens Corning, Inc.	298

Shares	Security Description	Value (000)

	Building Products (continued)

6,774	Resideo Technologies, Inc. (a)	$148

920	Universal Forest Products, Inc.	35

		4,478

	Capital Markets — 2.02%

2,950	Affiliated Managers Group, Inc.	272

5,867	Ameriprise Financial, Inc.	852

42,013	Bank of New York Mellon Corp.	1,855

12,203	BGC Partners, Inc., Class – A	64

5,770	BlackRock, Inc., Class – A	2,707

4,297	CBOE Holdings, Inc.	445

20,857	CME Group, Inc.	4,048

411	Cohen & Steers, Inc.	21

10,533	E*Trade Financial Corp.	470

5,262	Eaton Vance Corp.	227

1,418	Evercore Partners, Inc., Class – A	126

979	FactSet Research Systems, Inc.	281

1,798	Federated Investors, Inc., Class – B	58

20,727	Franklin Resources, Inc.	721

17,070	Goldman Sachs Group, Inc.	3,492

2,792	Interactive Brokers Group, Inc., Class – A	151

24,266	Intercontinental Exchange Group, Inc.	2,085

20,300	Invesco Ltd.	415

5,414	Janus Henderson Group PLC	116

3,836	Lazard Ltd., Class – A	132

5,841	Legg Mason, Inc.	224

3,835	LPL Financial Holdings, Inc.	313

762	MarketAxess Holdings, Inc.	245

2,770	Moody’s Corp.	541

58,492	Morgan Stanley	2,563

660	Morningstar, Inc.	95

2,298	MSCI, Inc. Common	549

9,670	Northern Trust Corp.	870

5,099	Raymond James Financial, Inc.	431

4,210	S&P Global, Inc.	959

5,395	SEI Investments Co.	303

17,939	State Street Corp.	1,006

10,814	T. Rowe Price Group, Inc.	1,186

4,998	TD Ameritrade Holding Corp.	250

32,545	The Charles Schwab Corp.	1,308

6,469	The Nasdaq OMX Group, Inc.	622

1,512	Virtu Financial, Inc., Class – A	33

5,143	Waddell & Reed Financial, Inc., Class – A	86

		30,122

	Chemicals — 1.73%

10,491	Air Products & Chemicals, Inc.	2,374

5,045	Albemarle Corp.	355

2,912	Ashland Global Holdings, Inc.	233

9,111	Axalta Coating Systems Ltd. (a)	271

2,994	Cabot Corp.	143

6,630	Celanese Corp., Series A	715

12,322	CF Industries Holdings, Inc.	576

36,753	Corteva, Inc.	1,087

36,370	Dow, Inc.	1,793

36,398	DuPont de Nemours, Inc.	2,731

6,663	Eastman Chemical Co.	519

6,510	Ecolab, Inc.	1,285

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Chemicals (continued)

7,710	Element Solutions, Inc. (a)	$80

6,297	FMC Corp.	522

10,978	Huntsman Corp.	224

426	Innospec, Inc.	39

6,248	International Flavors & Fragrances, Inc.	907

28,161	Linde PLC	5,654

25,906	LyondellBasell Industries N.V., Class – A	2,232

358	NewMarket Corp.	144

7,793	Olin Corp.	171

1,581	PolyOne Corp.	50

10,824	PPG Industries, Inc.	1,263

6,494	RPM International, Inc.	397

849	Sensient Technologies Corp.	62

7,815	The Chemours Co.	188

26,455	The Mosaic Co.	662

1,372	The Scotts Miracle-Gro Co.	135

1,160	The Sherwin-Williams Co.	532

9,099	Valvoline, Inc.	178

1,965	W.R. Grace & Co.	150

1,669	Westlake Chemical Corp.	116

		25,788

	Commercial Services & Supplies — 0.37%

2,403	ABM Industries, Inc.	96

4,065	ADT, Inc.	25

1,004	Advanced Disposal Services, Inc. (a)	32

541	Brady Corp., Class – A	27

2,654	Cintas Corp.	630

2,664	Clean Harbors, Inc. (a)	189

7,067	Copart, Inc. (a)	528

3,098	Covanta Holding Corp.	55

851	Deluxe Corp.	35

833	Healthcare Services Group, Inc.	25

1,326	Herman Miller, Inc.	59

909	HNI Corp.	32

3,969	IAA, Inc. (a)	154

5,439	KAR Auction Services, Inc.	136

317	MSA Safety, Inc.	33

9,139	Pitney Bowes, Inc.	39

12,962	Republic Services, Inc., Class – A	1,123

4,273	Rollins, Inc.	153

2,916	Steelcase, Inc., Class – A	50

5,275	Stericycle, Inc. (a)	252

274	Tetra Tech, Inc.	22

1,520	Waste Connections, Inc.	145

14,793	Waste Management, Inc.	1,708

		5,548

	Communications Equipment — 0.56%

3,249	ADTRAN, Inc.	50

809	Arista Networks, Inc. (a)	210

6,089	Ciena Corp. (a)	250

80,596	Cisco Systems, Inc.	4,412

9,667	Commscope Holding, Inc. (a)	152

2,353	EchoStar Corp., Class – A (a)	104

1,131	F5 Networks, Inc. (a)	165

Shares	Security Description	Value (000)

	Communications Equipment (continued)

20,518	Juniper Networks, Inc.	$546

11,290	Motorola Solutions, Inc.	1,882

842	NetScout Systems, Inc. (a)	21

1,274	Palo Alto Networks, Inc. (a)	260

1,134	Plantronics, Inc.	42

479	Ubiquiti Networks, Inc.	63

2,097	ViaSat, Inc. (a)	169

		8,326

	Construction & Engineering — 0.13%

8,186	AECOM Technology Corp. (a)	310

732	Arcosa, Inc.	28

9,922	Fluor Corp.	334

8,405	Jacobs Engineering Group, Inc.	709

7,472	KBR, Inc.	186

7,530	Quanta Services, Inc.	288

1,878	Tutor Perini Corp. (a)	26

1,034	Valmont Industries, Inc.	131

		2,012

	Construction Materials — 0.06%

896	Eagle Materials, Inc., Class – A	83

2,296	Martin Marietta Materials, Inc.	528

2,149	Vulcan Materials Co.	295

		906

	Consumer Finance — 0.60%

28,794	Ally Financial, Inc.	892

22,704	American Express Co.	2,804

25,014	Capital One Financial Corp.	2,270

265	Credit Acceptance Corp. (a)	128

13,699	Discover Financial Services	1,063

314	FirstCash, Inc.	31

17,931	Navient Corp.	245

360	Nelnet, Inc., Class – A	21

3,469	OneMain Holdings, Inc.	117

1,073	PRA Group, Inc. (a)	30

7,731	Santander Consumer USA Holdings, Inc.	185

20,328	SLM Corp.	198

27,296	Synchrony Financial	946

452	World Acceptance Corp. (a)	74

		9,004

	Containers & Packaging — 0.33%

3,663	AptarGroup, Inc.	455

891	Ardagh Group SA	16

2,214	Avery Dennison Corp.	256

6,926	Ball Corp.	485

5,094	Berry Plastics Group, Inc. (a)	268

5,735	Crown Holdings, Inc. (a)	350

17,908	Graphic Packaging Holding Co.	250

19,227	International Paper Co.	834

9,791	Owens-Illinois, Inc.	169

4,375	Packaging Corporation of America	417

7,915	Sealed Air Corp.	339

6,764	Silgan Holdings	207

7,504	Sonoco Products Co.	490

12,227	WestRock Co.	446

		4,982

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Distributors — 0.11%

1,773	Core-Mark Holding Co., Inc.	$70

9,762	Genuine Parts Co.	1,011

13,632	LKQ Corp. (a)	363

1,273	Pool Corp.	243

		1,687

	Diversified Consumer Services — 0.15%

1,813	Adtalem Global Education, Inc. (a)	82

1,461	Bright Horizons Family Solutions, Inc. (a)	220

4,180	Frontdoor, Inc. (a)	182

401	Graham Holdings Co.	277

2,071	Grand Canyon Education, Inc. (a)	242

14,588	H&R Block, Inc.	428

3,068	Houghton Mifflin Harcourt Co. (a)	18

1,512	Regis Corp. (a)	25

8,501	Service Corporation International	398

7,245	ServiceMaster Global Holdings, Inc. (a)	377

728	Sotheby’s (a)	42

		2,291

	Diversified Financial Services — 1.42%

14,534	AXA Equitable Holdings, Inc.	304

94,126	Berkshire Hathaway, Inc., Class – B (a)	20,064

738	Cannae Holdings, Inc. (a)	21

12,932	Jefferies Financial Group, Inc.	249

10,141	Voya Financial, Inc.	561

		21,199

	Diversified Telecommunication Services — 2.19%

447,368	AT&T, Inc.	14,991

71,391	CenturyLink, Inc.	840

295,940	Verizon Communications, Inc.	16,906

3,207	Zayo Group Holdings, Inc. (a)	106

		32,843

	Electric Utilities — 1.89%

341	ALLETE, Inc.	28

12,588	Alliant Energy Corp.	618

25,738	American Electric Power, Inc.	2,265

2,666	Avangrid, Inc.	135

37,910	Duke Energy Corp.	3,345

15,282	Edison International	1,030

11,458	Entergy Corp.	1,179

12,142	Evergy, Inc.	730

16,558	Eversource Energy	1,254

61,391	Exelon Corp.	2,943

28,968	FirstEnergy Corp.	1,240

7,393	Hawaiian Electric Industries, Inc.	322

1,973	IDACORP, Inc.	198

25,064	NextEra Energy, Inc.	5,136

11,112	OGE Energy Corp.	473

25,416	PG&E Corp. (a)	583

5,829	Pinnacle West Capital Corp.	548

590	PNM Resources, Inc.	30

567	Portland General Electric Co.	31

41,812	PPL Corp.	1,297

Shares	Security Description	Value (000)

	Electric Utilities (continued)

60,441	The Southern Co.	$3,341

26,931	Xcel Energy, Inc.	1,602

		28,328

	Electrical Equipment — 0.41%

1,933	Acuity Brands, Inc.	267

6,106	AMETEK, Inc.	555

22,408	Eaton Corp. PLC	1,866

32,342	Emerson Electric Co.	2,157

411	Encore Wire Corp.	24

1,406	Generac Holdings, Inc. (a)	98

2,967	GrafTech International Ltd.	34

2,091	Hubbell, Inc.	273

7,547	nVent Electric PLC	187

2,042	Regal-Beloit Corp.	167

2,328	Rockwell Automation, Inc.	381

5,397	Sensata Technologies Holding PLC (a)	265

		6,274

	Electronic Equipment, Instruments & Components — 0.47%

4,114	Amphenol Corp., Class – A	395

852	Anixter International, Inc. (a)	51

5,426	Arrow Electronics, Inc. (a)	387

8,776	Avnet, Inc.	397

2,169	Benchmark Electronics, Inc.	54

4,086	CDW Corporation of Delaware	454

2,266	Cognex Corp.	109

1,136	Coherent, Inc. (a)	155

57,209	Corning, Inc.	1,901

3,611	Dolby Laboratories, Inc., Class – A	233

7,555	FLIR Systems, Inc.	409

1,091	Insight Enterprises, Inc. (a)	63

1,579	IPG Photonics Corp. (a)	244

8,572	Jabil Circuit, Inc.	271

3,600	Keysight Technologies, Inc. (a)	323

1,127	Littelfuse, Inc.	199

5,615	National Instruments Corp.	236

891	Plexus Corp. (a)	52

2,012	Sanmina Corp. (a)	61

718	ScanSource, Inc. (a)	23

1,709	SYNNEX Corp.	168

1,096	Tech Data Corp. (a)	115

11,612	Trimble Navigation Ltd. (a)	524

3,541	Vishay Intertechnology, Inc.	58

1,006	Zebra Technologies Corp., Class – A (a)	211

		7,093

	Energy Equipment & Services — 0.39%

4,002	Apergy Corp. (a)	134

2,058	Archrock, Inc. Com	22

26,603	Baker Hughes, Inc.	655

2,945	Diamond Offshore Drilling, Inc. (a)	26

1,815	Dril-Quip, Inc. (a)	87

2,504	Ensco Rowan PLC, Class – A	21

40,732	Halliburton Co.	926

2,481	Helix Energy Solutions Group, Inc. (a)	21

5,727	Helmerich & Payne, Inc.	290

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Energy Equipment & Services (continued)

18,069	Nabors Industries Ltd.	$52

26,657	National Oilwell Varco, Inc.	593

6,018	Oceaneering International, Inc. (a)	123

2,747	Oil States International, Inc. (a)	50

13,421	Patterson-UTI Energy, Inc.	154

825	RPC, Inc.	6

67,234	Schlumberger Ltd.	2,673

30,558	Transocean Ltd. (a)	196

		6,029

	Entertainment — 1.49%

34,239	Activision Blizzard, Inc.	1,616

1,895	AMC Entertainment Holdings, Inc., Class – A	18

7,306	Cinemark Holdings, Inc.	264

5,275	Electronic Arts, Inc. (a)	534

1,319	Liberty Media Group, Class – A (a)	47

9,490	Liberty Media Group, Class – C (a)	355

2,570	Lions Gate Entertainment Corp., Class – A	31

5,804	Lions Gate Entertainment Corp., Class – B	68

2,763	Live Nation Entertainment, Inc. (a)	183

5,782	Netflix, Inc. (a)	2,124

3,600	Take-Two Interactive Software, Inc. (a)	409

994	The Madison Square Garden Co., Class – A (a)	278

107,968	The Walt Disney Co.	15,076

432	Viacom, Inc., Class – A	15

33,678	Viacom, Inc., Class – B	1,006

41,284	Zynga, Inc. (a)	253

		22,277

	Equity Real Estate Investment Trusts — 3.31%

1,018	Acadia Realty Trust	28

6,595	Alexandria Real Estate Equities, Inc.	930

9,187	American Campus Communities, Inc.	424

13,106	American Homes 4 Rent, Class – A	319

9,290	American Tower Corp.	1,900

9,798	Apartment Investment & Management Co.	491

14,555	Apple Hospitality REIT, Inc.	231

8,334	AvalonBay Communities, Inc.	1,693

9,409	Boston Properties, Inc.	1,214

10,739	Brandywine Realty Trust	154

21,732	Brixmor Property Group, Inc.	389

1,828	Brookfield Property REIT, Inc., Class – A	35

6,074	Camden Property Trust	634

32,035	Colony Capital, Inc.	160

8,836	Columbia Property Trust, Inc.	183

2,846	CoreCivic, Inc.	59

769	Coresite Realty Corp.	89

6,352	Corporate Office Properties Trust	168

4,813	Cousins Properties, Inc.	174

9,391	Crown Castle International Corp.	1,224

11,578	CubeSmart	387

5,953	CyrusOne, Inc.	344

11,988	Digital Realty Trust, Inc.	1,412

9,465	Douglas Emmett, Inc.	377

23,291	Duke Realty Corp.	736

314	EastGroup Properties, Inc.	36

Shares	Security Description	Value (000)

	Equity Real Estate Investment Trusts (continued)

6,939	Empire State Realty Trust, Inc., Class – A	$103

4,706	EPR Properties	351

1,695	Equinix, Inc.	855

8,573	Equity Commonwealth	279

2,136	Equity Lifestyle Properties, Inc.	259

25,188	Equity Residential	1,913

3,797	Essex Property Trust, Inc.	1,108

4,010	Extra Space Storage, Inc.	425

4,627	Federal Realty Investment Trust	596

1,090	First Industrial Realty Trust, Inc.	40

11,852	Gaming & Leisure Properties, Inc.	462

31,236	HCP, Inc.	999

1,918	Healthcare Realty Trust, Inc.	60

12,587	Healthcare Trust of America, Inc., Class – A	345

6,324	Highwoods Properties, Inc.	261

11,495	Hospitality Properties Trust	287

35,643	Host Hotels & Resorts, Inc.	649

9,104	Hudson Pacific Property, Inc.	303

22,407	Invitation Homes, Inc.	599

16,191	Iron Mountain, Inc.	507

6,460	JBG SMITH Properties	254

5,999	Kilroy Realty Corp.	443

27,190	Kimco Realty Corp.	502

2,784	Kite Realty Group Trust	42

3,273	Lamar Advertising Co., Class – A	264

6,970	Lexington Realty Trust	66

10,188	Liberty Property Trust	510

2,809	Life Storage, Inc.	267

2,575	Mack-Cali Realty Corp.	60

24,839	Medical Properties Trust, Inc.	433

1,009	MGM Growth Properties LLC, Class – A	31

6,305	Mid-America Apartment Communities, Inc.	742

724	National Health Investors, Inc.	56

10,346	National Retail Properties, Inc.	548

14,446	OMEGA Healthcare Investors, Inc.	531

11,107	Outfront Media, Inc.	286

14,591	Paramount Group, Inc.	204

13,345	Parks Hotels & Resorts, Inc.	368

2,758	Physicians Realty Trust	48

4,734	Piedmont Office Realty Trust, Inc., Class – A	94

36,364	Prologis, Inc.	2,914

470	PS Business Parks, Inc.	79

5,062	Public Storage	1,206

8,118	Rayonier, Inc.	246

17,974	Realty Income Corp.	1,240

9,994	Regency Centers Corp.	667

1,583	Retail Opportunity Investments Corp.	27

16,358	Retail Properties of America, Inc., Class – A	192

108	Retail Value, Inc.	4

1,307	RLJ Lodging Trust	23

518	Ryman Hospitality Properties, Inc.	42

2,982	Sabra Healthcare REIT, Inc.	59

2,252	SBA Communications Corp. (a)	506

13,671	Senior Housing Properties Trust	113

9,119	Simon Property Group, Inc.	1,457

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Equity Real Estate Investment Trusts (continued)

13,284	SITE Centers Corp.	$176

4,951	SL Green Realty Corp.	398

6,285	Spirit Realty Capital, Inc.	268

1,060	STAG Industrial, Inc.	32

12,789	Store Capital Corp.	424

4,538	Sun Communities, Inc.	582

1,794	Tanger Factory Outlet Centers, Inc.	29

3,763	Taubman Centers, Inc.	154

8,723	The Macerich Co.	292

17,617	UDR, Inc.	791

2,237	Uniti Group, Inc.	21

23,231	Ventas, Inc.	1,588

67,482	VEREIT, Inc.	608

23,882	VICI Properties, Inc.	526

10,109	Vornado Realty Trust	648

11,034	Washington Prime Group, Inc.	42

1,280	Washington Real Estate Investment Trust	34

7,714	Weingarten Realty Investors	212

25,646	Welltower, Inc.	2,092

39,152	Weyerhaeuser Co.	1,031

10,461	WP Carey, Inc.	849

2,747	Xenia Hotels & Resorts, Inc.	57

		49,570

	Food & Staples Retailing — 1.56%

2,937	Casey’s General Stores, Inc.	458

15,723	Costco Wholesale Corp.	4,156

2,829	Performance Food Group Co. (a)	113

6,404	Sprouts Farmers Market, Inc. (a)	121

18,825	Sysco Corp.	1,331

776	The Andersons, Inc.	21

83,809	The Kroger Co.	1,819

3,083	United Natural Foods, Inc. (a)	28

14,207	US Foods Holding Corp. (a)	508

40,470	Walgreens Boots Alliance, Inc.	2,212

113,773	Wal-Mart Stores, Inc.	12,572

562	Weis Markets, Inc.	20

		23,359

	Food Products — 1.25%

43,066	Archer-Daniels-Midland Co.	1,757

1,660	B&G Foods, Inc., Class – A	35

320	Beyond Meat, Inc.	51

16,076	Bunge Ltd.	896

1,355	Cal-Maine Foods, Inc.	57

8,260	Campbell Soup Co.	331

28,291	ConAgra Foods, Inc.	750

1,119	Darling Ingredients, Inc. (a)	22

13,947	Flowers Foods, Inc.	325

1,719	Fresh Del Monte Produce, Inc.	46

43,002	General Mills, Inc.	2,258

5,013	Hershey Co.	672

17,917	Hormel Foods Corp.	726

4,076	Ingredion, Inc.	336

198	J&J Snack Foods Corp.	32

13,050	Kellogg Co.	699

Shares	Security Description	Value (000)

	Food Products (continued)

7,058	Lamb Weston Holding, Inc.	$447

652	Lancaster Colony Corp.	97

5,427	McCormick & Company, Inc.	841

74,973	Mondelez International, Inc., Class – A	4,041

1,013	Nomad Foods Ltd. (a)	22

2,981	Pilgrim’s Pride Corp. (a)	76

2,567	Post Holdings, Inc. (a)	267

1,405	Sanderson Farms, Inc.	192

14	Seaboard Corp.	58

4,526	The Hain Celestial Group, Inc. (a)	99

7,779	The J.M. Smucker Co.	896

29,729	The Kraft Heinz Co.	923

3,913	TreeHouse Foods, Inc. (a)	212

19,946	Tyson Foods, Inc., Class – A	1,610

		18,774

	Gas Utilities — 0.10%

6,459	Atmos Energy Corp.	681

4,506	National Fuel Gas Co.	238

560	New Jersey Resources Corp.	28

327	One Gas, Inc.	30

244	Southwest Gas Corp.	22

251	Spire, Inc.	21

8,483	UGI Corp.	453

		1,473

	Health Care Equipment & Supplies — 2.23%

66,171	Abbott Laboratories	5,565

580	Abiomed, Inc. (a)	151

1,081	Align Technology, Inc. (a)	296

22,304	Baxter International, Inc.	1,827

13,505	Becton, Dickinson & Co.	3,403

24,416	Boston Scientific Corp. (a)	1,049

1,036	Cantel Medical Corp.	84

36,281	Danaher Corp.	5,185

12,696	Dentsply Sirona, Inc.	741

1,196	Dexcom, Inc. (a)	179

2,920	Edwards Lifesciences Corp. (a)	539

2,255	Hill-Rom Holdings, Inc.	236

7,618	Hologic, Inc. (a)	366

657	ICU Medical, Inc. (a)	166

1,171	IDEXX Laboratories, Inc. (a)	322

800	Insulet Corp. (a)	96

3,336	Integra LifeSciences Holdings Corp. (a)	186

1,980	Intuitive Surgical, Inc. (a)	1,039

1,176	Masimo Corp. (a)	175

65,143	Medtronic PLC	6,344

421	Penumbra, Inc. (a)	67

3,727	ResMed, Inc.	455

3,885	STERIS PLC	578

6,993	Stryker Corp.	1,438

858	Teleflex, Inc.	284

2,713	The Cooper Companies, Inc.	914

1,493	Varian Medical Systems, Inc. (a)	203

2,026	West Pharmaceutical Services, Inc.	254

10,746	Zimmer Holdings, Inc.	1,265

		33,407

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Health Care Providers & Services — 1.83%

4,132	Acadia Healthcare Company, Inc. (a)	$144

3,077	AmerisourceBergen Corp.	262

14,302	Anthem, Inc.	4,036

6,737	Brookdale Senior Living, Inc. (a)	49

19,525	Cardinal Health, Inc.	920

7,822	Centene Corp. (a)	410

599	Chemed Corp.	216

14,596	Cigna Corp.	2,300

4,129	Covetrus, Inc. (a)	101

111,166	CVS Caremark Corp.	6,057

8,075	DaVita Healthcare Partners, Inc. (a)	454

3,949	Encompass Health Corp.	250

11,994	HCA Holdings, Inc.	1,621

9,534	Henry Schein, Inc. (a)	666

6,572	Humana, Inc.	1,744

5,405	Laboratory Corporation of America Holdings (a)	935

1,167	Magellan Health Services, Inc. (a)	87

9,827	McKesson Corp.	1,321

6,021	MEDNAX, Inc. (a)	152

1,539	Molina Heathcare, Inc. (a)	220

2,938	Patterson Companies, Inc.	67

3,550	Premier, Inc., Class – A (a)	139

8,659	Quest Diagnostics, Inc.	882

2,776	Select Medical Holdings Corp. (a)	44

8,864	Tenet Healthcare Corp. (a)	183

13,312	UnitedHealth Group, Inc.	3,248

4,262	Universal Health Services, Inc., Class – B	556

1,111	WellCare Health Plans, Inc. (a)	317

		27,381

	Health Care Technology — 0.05%

5,940	Cerner Corp.	435

1,720	Veeva Systems, Inc. (a)	279

		714

	Hotels, Restaurants & Leisure — 1.71%

14,433	Aramark	520

2,713	Bloomin’ Brands, Inc.	51

5,670	Brinker International, Inc.	223

27,406	Caesars Entertainment Corp. (a)	324

19,153	Carnival Corp., Class – A	891

951	Chipotle Mexican Grill, Inc. (a)	697

1,096	Choice Hotels International, Inc.	95

381	Churchill Downs, Inc.	44

879	Cracker Barrel Old Country Store, Inc.	150

4,148	Darden Restaurants, Inc.	505

1,272	Domino’s Pizza, Inc.	354

2,742	Dunkin’ Brands Group, Inc.	218

11,726	Extended Stay America, Inc.	198

3,949	Hilton Grand Vacations (a)	126

5,352	Hilton Worldwide Holdings, Inc.	523

1,908	Hyatt Hotels Corp., Class – A	145

4,519	International Game Technology PLC	59

1,145	Jack in the Box, Inc.	93

14,101	Las Vegas Sands Corp.	833

Shares	Security Description	Value (000)

	Hotels, Restaurants & Leisure (continued)

4,163	Marriott International, Inc., Class – A	$584

374	Marriott Vacations Worldwide Corp.	36

50,256	McDonald’s Corp.	10,437

23,234	MGM Resorts International	664

9,760	Norwegian Cruise Line Holdings Ltd. (a)	523

8,829	Royal Caribbean Cruises Ltd.	1,070

5,370	SeaWorld Entertainment, Inc. (a)	166

5,486	Six Flags Entertainment Corp.	273

33,616	Starbucks Corp.	2,819

451	Texas Roadhouse, Inc., Class – A	24

3,111	The Cheesecake Factory, Inc.	136

15,781	The Wendy’s Co.	309

896	Vail Resorts, Inc.	200

3,566	Wyndham Hotels & Resorts, Inc.	199

5,846	Wyndham Worldwide Corp.	257

2,169	Wynn Resorts Ltd.	269

8,182	Yum China Holdings, Inc.	378

11,823	YUM! Brands, Inc.	1,308

		25,701

	Household Durables — 0.30%

16,111	D.R. Horton, Inc.	696

6,508	Garmin Ltd.	519

1,766	La-Z-Boy, Inc.	54

9,001	Leggett & Platt, Inc.	345

9,529	Lennar Corp., Class – A	462

382	Lennar Corp., Class – B	15

1,997	MDC Holdings, Inc.	65

1,017	Meritage Homes Corp. (a)	52

2,914	Mohawk Industries, Inc. (a)	430

19,243	Newell Rubbermaid, Inc.	297

109	NVR, Inc. (a)	367

14,482	PulteGroup, Inc.	458

1,161	Tempur Sealy International, Inc. (a)	85

6,452	Toll Brothers, Inc.	236

1,337	Tupperware Brands Corp.	25

3,550	Whirlpool Corp.	506

		4,612

	Household Products — 1.75%

8,719	Church & Dwight Co., Inc.	637

55,977	Colgate-Palmolive Co.	4,012

2,936	Energizer Holdings, Inc.	113

22,255	Kimberly-Clark Corp.	2,966

1,733	Spectrum Brands Holdings, Inc.	93

4,383	The Clorox Co.	671

161,549	The Procter & Gamble Co.	17,715

		26,207

	Independent Power and Renewable Electricity Producers — 0.14%

14,705	NRG Energy, Inc., Class – C	516

58,175	The AES Corp.	975

28,959	Vistra Energy Corp. (a)	656

		2,147

	Industrial Conglomerates — 0.94%

18,316	3M Co.	3,175

1,591	Carlisle Companies, Inc.	223

418,074	General Electric Co.	4,390

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Industrial Conglomerates (continued)

25,804	Honeywell International, Inc.	$4,505

4,780	Roper Industries, Inc.	1,751

		14,044

	Insurance — 2.86%

52,061	Aflac, Inc.	2,853

898	Alleghany Corp. (a)	612

24,540	Allstate Corp.	2,495

1,399	Ambac Financial Group, Inc. (a)	24

4,262	American Financial Group, Inc.	437

63,346	American International Group, Inc.	3,375

718	American National Insurance Co.	84

5,418	Aon PLC	1,046

16,684	Arch Capital Group Ltd. (a)	618

9,832	Arthur J. Gallagher & Co.	861

4,495	Assurant, Inc.	478

5,123	Assured Guaranty Ltd.	216

5,547	Athene Holding Ltd. (a)	239

3,584	AXIS Capital Holdings Ltd.	214

6,777	Brighthouse Financial, Inc. (a)	249

14,885	Brown & Brown, Inc.	499

28,619	Chubb Ltd.	4,216

9,941	Cincinnati Financial Corp.	1,031

1,376	CNA Financial Corp.	65

3,314	CNO Financial Group, Inc.	55

1,097	Erie Indemnity Co., Class – A	279

1,511	Everest Re Group Ltd.	372

7,088	First American Financial Corp.	381

15,531	FNF Group	626

21,244	Genworth Financial, Inc., Class – A (a)	79

2,861	Hanover Insurance Group, Inc.	367

18,582	Hartford Financial Services Group, Inc.	1,035

3,019	Kemper Corp.	261

10,928	Lincoln National Corp.	704

19,503	Loews Corp.	1,066

729	Markel Corp. (a)	794

18,911	Marsh & McLennan Companies, Inc.	1,886

4,878	MBIA, Inc. (a)	45

2,464	Mercury General Corp.	154

43,840	MetLife, Inc.	2,178

17,158	Old Republic International Corp.	384

659	Primerica, Inc.	79

14,484	Principal Financial Group, Inc.	839

1,754	ProAssurance Corp.	63

21,251	Prudential Financial, Inc.	2,146

3,210	Reinsurance Group of America	501

1,495	RenaissanceRe Holdings Ltd.	266

304	RLI Corp.	26

422	Selective Insurance Group, Inc.	32

652	Stewart Information Services Corp.	26

30,419	The Progressive Corp.	2,431

20,838	The Travelers Companies, Inc.	3,116

5,398	Torchmark Corp.	483

10,079	Unum Group	338

9,476	W.R. Berkley Corp.	625

Shares	Security Description	Value (000)

	Insurance (continued)

218	White Mountains Insurance Group Ltd.	$223

7,210	Willis Towers Watson PLC	1,381

		42,853

	Interactive Media & Services — 1.13%

4,158	Alphabet, Inc., Class – A (a)	4,502

4,238	Alphabet, Inc., Class – C (a)	4,581

1,559	Cars.com, Inc. (a)	31

33,084	Facebook, Inc., Class – A (a)	6,385

2,463	InterActive Corp. (a)	536

699	Match Group, Inc.	47

1,775	TripAdvisor, Inc. (a)	82

10,004	Twitter, Inc. (a)	349

2,628	Zillow Group, Inc., Class – A (a)	120

5,789	Zillow Group, Inc., Class – C (a)	269

		16,902

	Internet & Direct Marketing Retail — 0.90%

5,722	Amazon.com, Inc. (a)	10,835

680	Booking Holdings, Inc. (a)	1,275

14,841	eBay, Inc.	586

2,078	Expedia, Inc.	276

1,225	GrubHub, Inc. (a)	96

23,013	Qurate Retail, Inc. (a)	285

778	Wayfair, Inc., Class – A (a)	114

		13,467

	IT Services — 2.65%

11,529	Accenture PLC, Class – A	2,130

2,639	Akamai Technologies, Inc. (a)	211

2,225	Alliance Data Systems Corp.	312

8,745	Amdocs Ltd.	543

8,504	Automatic Data Processing, Inc.	1,406

1,928	Black Knight, Inc. (a)	116

7,621	Booz Allen Hamilton Holding Corp.	505

2,591	Broadridge Financial Solutions, Inc.	331

1,715	CACI International, Inc., Class – A (a)	351

25,462	Cognizant Technology Solutions Corp.	1,614

8,523	Conduent, Inc. (a)	82

3,666	CoreLogic, Inc. (a)	153

13,042	DXC Technology Co.	719

933	EPAM Systems, Inc. (a)	162

992	Euronet Worldwide, Inc. (a)	167

11,640	Fidelity National Information Services, Inc.	1,428

10,075	First Data Corp. (a)	273

9,367	Fiserv, Inc. (a)	854

1,613	FleetCor Technologies, Inc. (a)	453

2,139	Gartner Group, Inc. (a)	344

7,421	Genpact Ltd.	283

3,114	Global Payments, Inc.	499

2,326	GoDaddy, Inc., Class – A (a)	163

49,892	International Business Machines Corp.	6,881

2,975	Jack Henry & Associates, Inc.	398

7,127	Leidos Holdings, Inc.	569

812	ManTech International Corp., Class – A	53

19,299	MasterCard, Inc., Class – A	5,105

310	MAXIMUS, Inc.	22

1,180	Okta, Inc. (a)	146

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	IT Services (continued)

9,557	Paychex, Inc.	$786

20,913	PayPal Holdings, Inc. (a)	2,394

13,217	Sabre Corp.	293

691	Science Applications International Corp.	60

4,095	Square, Inc., Class – A (a)	297

260	Switch, Inc., Class – A	3

730	Sykes Enterprises, Inc. (a)	20

3,068	Teradata Corp. (a)	110

3,842	Total System Services, Inc.	493

1,366	Twilio, Inc., Class – A (a)	186

3,726	VeriSign, Inc. (a)	779

35,048	Visa, Inc., Class – A	6,083

21,954	Western Union Co.	437

561	WEX, Inc. (a)	117

10,145	Worldpay, Inc., Class – A (a)	1,243

		39,574

	Leisure Products — 0.06%

4,019	Brunswick Corp.	184

3,045	Hasbro, Inc.	322

23,381	Mattel, Inc. (a)	262

1,027	Polaris Industries, Inc.	94

845	Sturm, Ruger & Co., Inc.	46

		908

	Life Sciences Tools & Services — 0.64%

15,593	Agilent Technologies, Inc.	1,164

1,239	Bio-Rad Laboratories, Inc., Class – A (a)	387

689	Bio-Techne Corp.	144

3,014	Bruker Biosciences Corp.	151

836	Charles River Laboratories International, Inc. (a)	119

2,918	Illumina, Inc. (a)	1,074

7,394	IQVIA Holdings, Inc. (a)	1,190

608	Mettler-Toledo International, Inc. (a)	511

5,117	PerkinElmer, Inc.	493

778	PRA Health Sciences, Inc. (a)	77

10,777	Qiagen N.V. (a)	437

574	Syneos Health, Inc. (a)	29

12,090	Thermo Electron Corp.	3,550

1,186	Waters Corp. (a)	255

		9,581

	Machinery — 1.40%

912	Actuant Corp., Class – A	23

4,144	AGCO Corp.	321

4,265	Allison Transmission Holdings, Inc.	198

25,029	Caterpillar, Inc.	3,412

4,287	Colfax Corp. (a)	120

2,893	Crane Co.	241

9,421	Cummins, Inc.	1,615

16,522	Deere & Co.	2,739

3,989	Donaldson Company, Inc.	203

5,518	Dover Corp.	553

6,151	Flowserve Corp.	324

12,297	Fortive Corp.	1,002

697	Franklin Electric Co., Inc.	33

Shares	Security Description	Value (000)

	Machinery (continued)

6,796	Gardner Denver Holdings, Inc. (a)	$235

1,724	Gates Industrial Corp. PLC (a)	20

3,762	Graco, Inc.	189

387	Hyster-Yale Materials Handling, Inc., Class – A	21

2,877	IDEX Corp.	495

7,275	Illinois Tool Works, Inc.	1,097

5,090	Ingersoll-Rand PLC	645

5,514	ITT, Inc.	361

2,006	Lincoln Electric Holdings, Inc.	165

1,167	Mueller Industries, Inc.	34

1,501	Nordson, Inc.	212

3,592	Oshkosh Corp.	300

17,784	PACCAR, Inc.	1,274

6,898	Parker Hannifin Corp.	1,173

8,016	Pentair PLC	298

2,624	Snap-on, Inc.	435

684	SPX FLOW, Inc. (a)	29

7,343	Stanley Black & Decker, Inc.	1,062

4,038	Terex Corp.	127

2,153	The Greenbrier Companies, Inc.	65

1,028	The Middleby Corp. (a)	139

5,435	The Timken Co.	279

3,425	The Toro Co.	229

7,152	Trinity Industries, Inc.	148

2,240	Wabash National Corp.	36

1,830	WABCO Holdings, Inc. (a)	243

6,235	Wabtec Corp.	447

1,729	Welbilt, Inc. (a)	29

720	Woodward, Inc.	81

3,500	Xylem, Inc.	293

		20,945

	Marine — 0.02%

3,003	Kirby Corp. (a)	237

	Media — 1.14%

1,345	Altice USA, Inc. (a)	33

1,153	AMC Networks, Inc. (a)	63

140	Cable One, Inc.	164

14,139	CBS Corp., Class – B	706

5,267	Charter Communications, Inc., Class – A (a)	2,081

166,682	Comcast Corp., Class – A	7,047

9,771	Discovery Communications, Inc., Class – A (a)	300

16,757	Discovery Communications, Inc., Class – C (a)	477

11,363	Dish Network Corp. (a)	436

15,830	Fox Corp., Class – A	580

7,318	Fox Corp., Class – B	267

7,063	Gannett Company, Inc.	58

4,786	GCI Liberty, Inc., Class – A (a)	294

2,095	John Wiley & Sons, Inc., Class – A	96

1,266	Liberty Broadband, Class – A (a)	130

6,242	Liberty Broadband, Class – C (a)	651

3,966	Liberty SiriusXM Group, Class – A (a)	150

17,188	Liberty SiriusXM Group, Class – C (a)	653

5,880	News Corp., Inc.	82

25,118	News Corp., Inc., Class – A	339

640	Nexstar Broadcasting Group, Inc., Class – A	65

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Media (continued)

11,421	Omnicom Group, Inc.	$936

615	Scholastic Corp.	20

1,051	Sinclair Broadcast Group, Inc., Class – A	56

29,964	Sirius XM Holdings, Inc.	167

6,269	TEGNA, Inc.	95

22,946	The Interpublic Group of Companies, Inc.	518

5,444	The New York Times Co., Class – A	178

8,854	Tribune Media Co., Class – A	409

		17,051

	Metals & Mining — 0.35%

11,593	Alcoa Corp. (a)	271

2,471	Allegheny Technologies, Inc. (a)	62

959	Carpenter Technology Corp.	46

12,993	Cleveland-Cliffs, Inc.	139

5,022	Commercial Metals Co.	90

676	Compass Minerals International, Inc.	37

72,756	Freeport-McMoRan Copper & Gold, Inc.	844

704	Kaiser Aluminum Corp.	69

584	Materion Corp.	40

40,102	Newmont Mining Corp.	1,542

14,845	Nucor Corp.	818

4,292	Reliance Steel & Aluminum Co.	406

2,419	Royal Gold, Inc.	248

1,286	Schnitzer Steel Industries, Inc., Class – A	34

1,898	Southern Copper Corp.	74

10,326	Steel Dynamics, Inc.	312

666	Ternium SA, ADR	15

8,243	United States Steel Corp.	126

1,715	Warrior Met Coal, Inc.	45

		5,218

	Mortgage Real Estate Investment Trusts — 0.23%

32,738	AGNC Investment Corp.	551

87,460	Annaly Capital Management, Inc.	798

2,488	Apollo Commercial Real Estate Finance, Inc.	46

2,462	Blackstone Mortgage Trust, Inc.	88

15,848	Chimera Investment Corp.	299

5,402	Invesco Mortgage Capital, Inc.	87

1,449	Ladder Capital Corp.	24

32,345	MFA Financial, Inc.	232

26,436	New Residential Investment Corp.	407

3,411	New York Mortgage Trust, Inc.	21

3,619	Pennymac Mortgage Investment Trust	79

4,293	Redwood Trust, Inc.	71

19,710	Starwood Property Trust, Inc.	448

23,073	Two Harbors Investment Corp.	292

		3,443

	Multiline Retail — 0.61%

1,918	Big Lots, Inc.	55

411	Dillard’s, Inc., Class – A	26

13,034	Dollar General Corp.	1,761

8,823	Dollar Tree, Inc. (a)	948

12,802	Kohl’s Corp.	609

31,210	Macy’s, Inc.	670

Shares	Security Description	Value (000)

	Multiline Retail (continued)

5,711	Nordstrom, Inc.	$182

55,854	Target Corp.	4,837

		9,088

	Multi-Utilities — 0.95%

12,854	Ameren Corp.	965

406	Black Hills Corp.	32

25,912	CenterPoint Energy, Inc.	742

14,873	CMS Energy Corp.	861

16,928	Consolidated Edison, Inc.	1,484

41,181	Dominion Resources, Inc.	3,184

9,459	DTE Energy Co.	1,210

9,416	MDU Resources Group, Inc.	243

17,917	NiSource, Inc.	516

343	NorthWestern Corp.	25

26,927	Public Service Enterprise Group, Inc.	1,584

14,354	Sempra Energy	1,973

16,732	WEC Energy Group, Inc.	1,395

		14,214

	Oil, Gas & Consumable Fuels — 4.25%

19,720	Anadarko Petroleum Corp.	1,391

7,455	Antero Midstream Corp.	85

12,204	Antero Resources Corp. (a)	67

19,412	Apache Corp.	562

231	Arch Coal, Inc.	22

12,913	Cabot Oil & Gas Corp.	296

8,045	Centennial Resource Development, Inc., Class – A (a)	61

6,510	Cheniere Energy, Inc. (a)	446

59,718	Chesapeake Energy Corp. (a)	116

103,902	Chevron Corp.	12,931

4,719	Cimarex Energy Co.	280

2,646	CNX Resources Corp. (a)	19

9,468	Concho Resources, Inc.	977

71,648	ConocoPhillips	4,372

4,115	Continental Resources, Inc.	173

548	CVR Energy, Inc.	27

21,279	Devon Energy Corp.	607

6,800	Diamondback Energy, Inc.	741

27,946	EOG Resources, Inc.	2,603

12,201	EQT Corp.	193

9,796	Equitrans Midstream Corp.	193

773	Extraction Oil & Gas, Inc. (a)	3

223,003	Exxon Mobil Corp.	17,090

2,863	Green Plains, Inc.	31

19,205	Hess Corp.	1,221

17,274	HollyFrontier Corp.	799

107,049	Kinder Morgan, Inc.	2,235

16,028	Kosmos Energy Ltd.	100

52,663	Marathon Oil Corp.	748

39,989	Marathon Petroleum Corp.	2,235

10,485	Murphy Oil Corp.	258

22,849	Noble Energy, Inc.	512

5,210	Oasis Petroleum, Inc. (a)	30

36,258	Occidental Petroleum Corp.	1,823

16,688	ONEOK, Inc.	1,148

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Oil, Gas & Consumable Fuels (continued)

7,527	Parsley Energy, Inc., Class – A (a)	$143

7,805	PBF Energy, Inc., Class – A	244

965	Peabody Energy Corp.	23

28,911	Phillips 66	2,705

5,693	Pioneer Natural Resources Co.	876

13,637	QEP Resources, Inc. (a)	99

9,851	Range Resources Corp.	69

5,490	SM Energy Co.	69

11,096	Targa Resources Corp.	436

62,850	The Williams Companies, Inc.	1,762

29,136	Valero Energy Corp.	2,494

5,453	Whiting Petroleum Corp. (a)	102

2,902	World Fuel Services Corp.	104

19,824	WPX Energy, Inc. (a)	228

		63,749

	Paper & Forest Products — 0.02%

778	Boise Cascade Co.	22

4,949	Domtar Corp.	220

1,358	Schweitzer-Mauduit International, Inc.	45

		287

	Personal Products — 0.13%

6,253	Avon Products, Inc. (a)	24

16,991	Coty, Inc., Class – A	228

1,246	Edgewell Personal Care Co. (a)	34

5,753	Herbalife Ltd. (a)	246

5,180	Nu Skin Enterprises, Inc., Class – A	255

5,926	The Estee Lauder Companies, Inc., Class – A	1,085

		1,872

	Pharmaceuticals — 3.45%

16,058	Allergan PLC	2,689

55,933	Bristol-Myers Squibb Co.	2,537

7,740	Catalent, Inc. (a)	420

17,243	Elanco Animal Health, Inc. (a)	583

15,937	Eli Lilly & Co.	1,766

5,371	Horizon Therapeutics PLC (a)	129

1,010	Jazz Pharmaceuticals PLC (a)	144

151,741	Johnson & Johnson	21,133

800	Mallinckrodt PLC (a)	7

80,001	Merck & Co., Inc.	6,708

24,762	Mylan N.V. (a)	471

6,820	Nektar Therapeutics (a)	243

6,020	Perrigo Co. PLC	287

313,256	Pfizer, Inc.	13,570

8,972	Zoetis, Inc.	1,018

		51,705

	Professional Services — 0.24%

698	CoStar Group, Inc. (a)	387

2,458	Equifax, Inc.	332

1,350	FTI Consulting, Inc. (a)	113

13,445	IHS Markit Ltd. (a)	857

4,175	ManpowerGroup, Inc.	403

16,788	Nielsen Holdings PLC	379

3,464	Robert Half International, Inc.	197

Shares	Security Description	Value (000)

	Professional Services (continued)

2,513	TransUnion Holding Company, Inc.	$185

1,128	TrueBlue, Inc. (a)	25

4,360	Versik Analytics, Inc., Class – A	640

		3,518

	Real Estate Management & Development — 0.07%

11,538	CBRE Group, Inc., Class – A (a)	593

1,578	Howard Hughes Corp. (a)	195

2,199	Jones Lang LaSalle, Inc.	309

1,983	Realogy Holdings Corp.	14

		1,111

	Road & Rail — 0.72%

534	AMERCO, Inc.	202

1,039	ArcBest Corp.	29

2,517	Avis Budget Group, Inc. (a)	88

33,401	CSX Corp.	2,585

2,784	Genesee & Wyoming, Inc., Class – A (a)	278

5,244	Hertz Global Holdings, Inc. (a)	84

4,225	Hunt (JB) Transportation Services, Inc.	386

5,151	Kansas City Southern	627

6,447	Knight-Swift Transportation Holdings, Inc.	212

1,356	Landstar System, Inc.	146

962	Lyft, Inc., Class – A	63

12,885	Norfolk Southern Corp.	2,569

2,502	Old Dominion Freight Line, Inc.	373

2,814	Ryder System, Inc.	164

2,669	Schneider National, Inc.	49

5,326	Uber Technologies, Inc. (a)	247

15,968	Union Pacific Corp.	2,701

1,070	Werner Enterprises, Inc.	33

		10,836

	Semiconductors & Semiconductor Equipment — 2.12%

13,019	Advanced Micro Devices, Inc. (a)	395

16,099	Analog Devices, Inc.	1,817

30,924	Applied Materials, Inc.	1,389

7,240	Broadcom, Inc.	2,084

946	Cirrus Logic, Inc. (a)	41

6,818	Cree, Inc. (a)	383

18,971	Cypress Semiconductor Corp.	422

3,958	First Solar, Inc. (a)	260

217,193	Intel Corp.	10,398

3,353	KLA-Tencor Corp.	396

2,938	Lam Research Corp.	552

29,683	Marvell Technology Group Ltd.	709

9,359	Maxim Integrated Products, Inc.	560

8,790	Microchip Technology, Inc.	762

52,622	Micron Technology, Inc. (a)	2,031

2,526	MKS Instruments, Inc.	197

558	Monolithic Power Systems, Inc.	76

8,080	NVIDIA Corp.	1,327

4,676	NXP Semiconductors N.V.	456

19,261	ON Semiconductor Corp. (a)	389

6,081	Qorvo, Inc. (a)	405

36,193	Qualcomm, Inc.	2,753

8,305	Skyworks Solutions, Inc.	642

2,502	Teradyne, Inc.	120

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Semiconductors & Semiconductor Equipment (continued)

18,999	Texas Instruments, Inc.	$2,180

585	Universal Display Corp.	110

1,513	Versum Materials, Inc.	78

6,191	Xilinx, Inc.	730

		31,662

	Software — 2.23%

1,890	2U, Inc. (a)	71

8,778	Adobe Systems, Inc. (a)	2,586

1,664	ANSYS, Inc. (a)	341

1,363	Aspen Technology, Inc. (a)	169

1,391	Atlassian Corp. PLC, Class – A (a)	182

6,008	Autodesk, Inc. (a)	979

6,902	Cadence Design Systems, Inc. (a)	489

2,651	CDK Global, Inc.	131

1,124	Ceridian HCM Holding, Inc. (a)	56

2,304	Citrix Systems, Inc.	226

991	DocuSign, Inc. (a)	49

113	Elastic N.V. (a)	8

774	Fair Isaac Corp. (a)	243

2,638	FireEye, Inc. (a)	39

2,641	Fortinet, Inc. (a)	203

1,090	Guidewire Software, Inc. (a)	111

5,657	Intuit, Inc.	1,478

2,354	LogMeln, Inc.	173

1,660	Manhattan Associates, Inc. (a)	115

122,641	Microsoft Corp.	16,430

14,951	Nuance Communications, Inc. (a)	239

1,890	Nutanix, Inc., Class – A (a)	49

42,828	Oracle Corp.	2,440

668	Paycom Software, Inc. (a)	151

501	Pegasystems, Inc.	36

723	Pluralsight, Inc., Class – A (a)	22

690	Proofpoint, Inc. (a)	83

1,584	PTC, Inc. (a)	142

983	RealPage, Inc. (a)	58

3,466	Red Hat, Inc. (a)	651

927	RingCentral, Inc., Class – A (a)	107

13,044	Salesforce.com, Inc. (a)	1,979

2,460	ServiceNow, Inc. (a)	675

1,407	SolarWinds Corp. (a)	26

2,054	Splunk, Inc. (a)	258

4,811	SS&C Technologies Holdings, Inc.	277

34,718	Symantec Corp.	755

2,874	Synopsys, Inc. (a)	370

1,040	Tableau Software, Inc., Class – A (a)	173

515	Tyler Technologies, Inc. (a)	111

443	Verint Systems, Inc. (a)	24

1,349	VMware, Inc., Class – A	226

2,056	Workday, Inc., Class – A (a)	423

1,429	Zendesk, Inc. (a)	127

		33,481

Shares	Security Description	Value (000)

	Specialty Retail — 1.50%

1,418	Aaron’s, Inc.	$87

5,011	Abercrombie & Fitch Co., Class – A	80

3,594	Advance Auto Parts, Inc.	554

11,711	American Eagle Outfitters, Inc.	198

949	Asbury Automotive Group, Inc. (a)	80

3,785	AutoNation, Inc. (a)	159

768	AutoZone, Inc. (a)	844

14,888	Bed Bath & Beyond, Inc.	173

14,608	Best Buy Co., Inc.	1,019

907	Burlington Stores, Inc. (a)	154

1,551	Caleres, Inc.	31

5,390	CarMax, Inc. (a)	468

13,486	Chico’s FAS, Inc.	45

5,776	Designer Brands, Inc., Class – A	111

4,975	Dick’s Sporting Goods, Inc.	172

797	Floor & Decor Holdings, Inc., Class – A (a)	33

9,885	Foot Locker, Inc.	414

6,478	GameStop Corp., Class – A	35

20,485	Gap, Inc.	368

1,617	Genesco, Inc. (a)	68

815	Group 1 Automotive, Inc.	67

3,941	Guess?, Inc.	64

13,734	L Brands, Inc.	358

378	Lithia Motors, Inc.	45

19,928	Lowe’s Companies, Inc.	2,012

1,335	Michaels Companies, Inc. The (a)	12

2,419	Murphy USA, Inc. (a)	203

35,118	Office Depot, Inc.	72

3,263	O’Reilly Automotive, Inc. (a)	1,205

2,422	Penske Automotive Group, Inc.	115

807	Rent-A-Center, Inc. (a)	21

7,230	Ross Stores, Inc.	717

9,270	Sally Beauty Holdings, Inc. (a)	124

1,851	Signet Jewelers Ltd.	33

853	Sleep Number Corp. (a)	34

1,206	Sonic Automotive, Inc., Class – A	28

2,579	The Buckle, Inc.	45

285	The Children’s Place Retail Stores, Inc.	27

38,745	The Home Depot, Inc.	8,059

40,637	The TJX Companies, Inc.	2,150

5,813	Tiffany & Co.	544

3,760	Tractor Supply Co.	409

1,321	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	458

5,485	Urban Outfitters, Inc. (a)	125

5,893	Williams-Sonoma, Inc.	383

		22,403

	Technology Hardware, Storage & Peripherals — 1.37%

77,464	Apple, Inc.	15,332

3,822	Dell Technologies, Inc. (a)	194

77,567	Hewlett Packard Enterprise Co.	1,160

85,864	HP, Inc.	1,785

2,376	NCR Corp. (a)	74

3,537	NetApp, Inc.	218

2,183	Pure Storage, Inc., Class – A (a)	33

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Technology Hardware, Storage & Peripherals (continued)

12,386	Seagate Technology Holdings, Inc.	$584

14,256	Western Digital Corp.	678

15,202	Xerox Corp.	538

		20,596

	Textiles, Apparel & Luxury Goods — 0.42%

4,780	Capri Holdings Ltd. (a)	166

2,985	Carter’s, Inc.	291

797	Columbia Sportswear Co.	80

1,157	Deckers Outdoor Corp. (a)	204

6,805	Fossil Group, Inc. (a)	78

1,731	G-III Apparel Group Ltd. (a)	51

12,799	Hanesbrands, Inc.	220

629	Kontoor Brands, Inc. (a)	18

1,327	Lululemon Athletica, Inc. (a)	240

31,352	NIKE, Inc., Class – B	2,631

3,578	PVH Corp.	339

3,476	Ralph Lauren Corp.	395

4,682	Skechers USA, Inc., Class – A (a)	147

1,491	Steven Madden Ltd.	51

13,864	Tapestry, Inc.	440

6,340	Under Armour, Inc., Class – A (a)	161

4,906	Under Armour, Inc., Class – C (a)	109

8,689	V.F. Corp.	759

		6,380

	Thrifts & Mortgage Finance — 0.04%

2,007	Capitol Federal Financial, Inc.	28

450	Essent Group Ltd. (a)	21

14,480	MGIC Investment Corp. (a)	190

24,201	New York Community Bancorp, Inc.	241

1,637	Northwest Bancshares, Inc.	29

1,205	Radian Group, Inc.	28

2,701	TFS Financial Corp.	49

		586

	Tobacco — 0.82%

73,380	Altria Group, Inc.	3,475

110,452	Philip Morris International, Inc.	8,673

840	Universal Corp.	51

2,750	Vector Group Ltd.	27

		12,226

	Trading Companies & Distributors — 0.21%

4,645	Air Lease Corp.	192

1,830	Aircastle Ltd.	39

562	Applied Industrial Technologies, Inc.	35

15,844	Fastenal Co.	517

1,158	GATX Corp.	92

10,090	HD Supply Holdings, Inc. (a)	406

558	Kaman Corp.	36

2,873	MRC Global, Inc. (a)	49

3,835	MSC Industrial Direct Co., Inc., Class – A	285

3,865	NOW, Inc. (a)	57

909	Rush Enterprises, Inc., Class – A	33

2,262	United Rentals, Inc. (a)	300

6,925	Univar, Inc. (a)	153

Shares	Security Description	Value (000)

	Trading Companies & Distributors (continued)

1,795	W.W. Grainger, Inc.	$481

2,221	Watsco, Inc.	363

4,333	WESCO International, Inc. (a)	219

		3,257

	Transportation Infrastructure — 0.02%

6,683	Macquarie Infrastructure Corp.	271

	Water Utilities — 0.11%

9,586	American Water Works Co., Inc.	1,112

11,666	Aqua America, Inc.	483

		1,595

	Wireless Telecommunication Services — 0.09%

33,702	Sprint Nextel Corp. (a)	221

6,676	Telephone & Data Systems, Inc.	203

10,743	T-Mobile USA, Inc. (a)	796

1,556	U.S. Cellular Corp. (a)	70

		1,290

	Total Common Stocks	1,057,140

	Contingent Right — 0.00%

	Road & Rail — 0.00%

5,244	Hertz Global Holdings, Inc. (a)	10

	Total Contingent Right	10

Principal Amount (000)

	U.S. Treasury Obligation — 0.01%

$119	U.S. Treasury Bill, 2.05%, 9/12/19 (b)(c)	119

	Total U.S. Treasury Obligation	119

Shares
	Exchange-Traded Fund — 0.02%

1,955	iShares Russell 1000 ETF	318

	Total Exchange-Traded Fund	318

	Investment Companies — 27.70%

300,123	Dreyfus Treasury Securities Cash Management, Institutional Shares, 2.10% (d)	300

414,642,422	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (d)	414,643

	Total Investment Companies	414,943

	Total Investments (cost $1,355,055) — 98.31%	1,472,530
	Other assets in excess of liabilities — 1.69%	25,371

	Net Assets — 100.00%	$1,497,901

(a)	Represents non-income producing security.

(b)	The rate disclosed represents effective yield at purchase.

(c)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(d)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2019

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Institutional Value Equity Portfolio	Mellon Investments Corporation*	Pacific Investment Management Company, LLC	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	56.47%	14.11%	—	—	70.58%
Contingent Right	—	0.00%	—	—	0.00%
U.S. Treasury Obligation	0.01%	—	—	—	0.01%
Exchange-Traded Fund	0.02%	—	—	—	0.02%
Investment Companies	0.08%	—	26.45%	1.17%	27.70%

Other Assets (Liabilities)	0.06%	0.06%	1.57%	0.00%	1.69%

Total Net Assets	56.64%	14.17%	28.02%	1.17%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	2,268	9/20/19	$333,872	$2,750
E-Mini S&P Midcap 400 Future	525	9/20/19	102,375	1,533

			$436,247	$4,283

	Total Unrealized Appreciation			$4,283
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$4,283

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 96.80%

	Aerospace & Defense — 2.68%

60,281	Airbus SE, ADR	$2,132

890	BWX Technologies, Inc.	46

6,271	General Dynamics Corp.	1,140

2,732	Harris Corp.	517

391	HEICO Corp.	52

728	HEICO Corp., Class – A	75

605	Hexcel Corp.	49

360	Huntington Ingalls Industries, Inc.	81

1,611	L3 Technologies, Inc.	395

5,693	Lockheed Martin Corp.	2,070

1,511	Northrop Grumman Corp.	488

6,883	Raytheon Co.	1,197

88,030	Safran SA, ADR	3,215

20,394	The Boeing Co.	7,424

475	TransDigm Group, Inc. (a)	230

18,040	United Technologies Corp.	2,349

		21,460

	Air Freight & Logistics — 0.08%

2,907	C.H. Robinson Worldwide, Inc.	245

4,946	Expeditors International of Washington, Inc.	375

		620

	Airlines — 0.03%

5,393	Southwest Airlines Co.	273

12	Spirit Airlines, Inc. (a)	1

		274

	Auto Components — 0.30%

158,345	Goodyear Tire & Rubber Co.	2,423

	Automobiles — 0.71%

253,378	Ford Motor Co.	2,592

13,760	Tesla Motors, Inc.^ (a)	3,075

		5,667

	Banks — 2.50%

99,079	Bank of America Corp.	2,873

51,877	Bank OZK	1,561

33,202	CIT Group, Inc.	1,744

6,530	Citigroup, Inc.	457

7,630	Citizens Financial Group, Inc.	270

1,150	Cullen/Frost Bankers, Inc.	108

65,896	Fifth Third Bancorp	1,838

159,323	First Horizon National Corp.	2,379

3,853	First Republic Bank	376

27,297	FNB Corp.	321

46,537	JPMorgan Chase & Co.	5,204

62,379	PacWest Bancorp	2,422

368	SVB Financial Group (a)	83

24,681	Umpqua Holdings Corp.	409

394	Western Alliance Bancorp (a)	18

		20,063

	Beverages — 1.22%

7,576	Brown-Forman Corp., Class – B	420

8,931	Monster Beverage Corp. (a)	570

29,046	PepsiCo, Inc.	3,809

98,241	The Coca-Cola Co.	5,002

		9,801

Shares	Security Description	Value (000)

	Biotechnology — 2.20%

14,868	AbbVie, Inc.	$1,081

10,218	Alexion Pharmaceuticals, Inc. (a)(b)	1,338

24,435	Amgen, Inc.	4,504

22,259	BioMarin Pharmaceutical, Inc. (a)	1,906

12,073	Exact Sciences Corp. (a)	1,425

7,181	Intercept Pharmaceuticals, Inc. (a)	571

10,660	Ionis Pharmaceuticals, Inc. (a)	685

14,463	Neurocrine Biosciences, Inc. (a)	1,221

2,019	Regeneron Pharmaceuticals, Inc. (a)	632

5,911	Sage Therapeutics, Inc. (a)	1,082

1,014	Seattle Genetics, Inc. (a)	70

17,338	Vertex Pharmaceuticals, Inc. (a)	3,180

		17,695

	Building Products — 0.34%

24,229	A.O. Smith Corp.	1,143

404	Armstrong World Industries, Inc.	39

5,752	Lennox International, Inc.	1,582

		2,764

	Capital Markets — 1.94%

2,554	CBOE Holdings, Inc.	265

6,242	CME Group, Inc.	1,212

1,203	FactSet Research Systems, Inc.	345

1,764	Federated Investors, Inc., Class – B	57

4,446	Franklin Resources, Inc.	155

2,582	Intercontinental Exchange Group, Inc.	222

121,464	Invesco Ltd.	2,485

50,482	Legg Mason, Inc.	1,932

5,371	LPL Financial Holdings, Inc.	438

349	MarketAxess Holdings, Inc.	112

1,577	Moody’s Corp.	308

390	Morningstar, Inc.	56

838	MSCI, Inc. Common	200

17,141	S&P Global, Inc.	3,904

2,729	SEI Investments Co.	153

5,465	T. Rowe Price Group, Inc.	600

7,304	TD Ameritrade Holding Corp.	365

8,409	The Charles Schwab Corp.	338

109,620	Virtu Financial, Inc., Class – A	2,388

		15,535

	Chemicals — 1.47%

3,430	Air Products & Chemicals, Inc.	776

49,856	Ecolab, Inc.	9,844

999	FMC Corp.	83

1,601	International Flavors & Fragrances, Inc.	232

934	Livent Corp. (a)	6

1,388	LyondellBasell Industries N.V., Class – A	120

1,773	The Sherwin-Williams Co.	813

		11,874

	Commercial Services & Supplies — 0.26%

2,657	Cintas Corp.	631

6,652	Copart, Inc. (a)	497

1,301	IAA, Inc. (a)	50

1,301	KAR Auction Services, Inc.	33

4,338	Rollins, Inc.	156

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Commercial Services & Supplies (continued)

3,677	Waste Connections, Inc.	$351

3,522	Waste Management, Inc.	406

		2,124

	Communications Equipment — 0.76%

1,194	Arista Networks, Inc. (a)	310

101,754	Cisco Systems, Inc.	5,568

885	F5 Networks, Inc. (a)	129

153	Motorola Solutions, Inc.	26

377	Palo Alto Networks, Inc. (a)	77

		6,110

	Construction & Engineering — 0.03%

2,650	Jacobs Engineering Group, Inc.	224

374	Quanta Services, Inc.	14

		238

	Consumer Finance — 0.52%

95	Credit Acceptance Corp. (a)	46

135,033	Navient Corp.	1,843

65,833	Synchrony Financial	2,283

		4,172

	Containers & Packaging — 0.06%

1,280	AptarGroup, Inc.	159

747	Avery Dennison Corp.	86

841	Packaging Corporation of America	80

2,077	Sonoco Products Co.	136

		461

	Distributors — 0.05%

2,966	Genuine Parts Co.	307

381	Pool Corp.	73

		380

	Diversified Consumer Services — 0.03%

516	Bright Horizons Family Solutions, Inc. (a)	78

1,727	Service Corporation International	81

1,276	ServiceMaster Global Holdings, Inc. (a)	66

		225

	Diversified Financial Services — 0.80%

18,079	AXA Equitable Holdings, Inc.	378

28,293	Berkshire Hathaway, Inc., Class – B (a)	6,032

99	Voya Financial, Inc.	5

		6,415

	Diversified Telecommunication Services — 1.03%

65,735	AT&T, Inc.	2,203

228,443	CenturyLink, Inc.	2,686

58,986	Verizon Communications, Inc.	3,370

		8,259

	Electric Utilities — 0.58%

28,713	Edison International	1,936

88,674	PPL Corp.	2,749

		4,685

	Electrical Equipment — 0.21%

5,157	AMETEK, Inc.	468

13,448	Emerson Electric Co.	897

Shares	Security Description	Value (000)

	Electrical Equipment (continued)

1,210	Hubbell, Inc.	$158

931	Rockwell Automation, Inc.	153

		1,676

	Electronic Equipment, Instruments & Components — 0.22%

8,822	Amphenol Corp., Class – A	847

1,465	CDW Corporation of Delaware	163

2,490	Cognex Corp.	119

1,015	Dolby Laboratories, Inc., Class – A	66

3,517	FLIR Systems, Inc.	190

289	IPG Photonics Corp. (a)	45

3,147	National Instruments Corp.	132

1,757	Trimble Navigation Ltd. (a)	79

493	Zebra Technologies Corp., Class – A (a)	103

		1,744

	Energy Equipment & Services — 0.01%

1,606	Apergy Corp. (a)	54

2	Dril-Quip, Inc. (a)	—

		54

	Entertainment — 1.56%

24,761	Netflix, Inc. (a)	9,095

24,693	The Walt Disney Co.	3,448

		12,543

	Equity Real Estate Investment Trusts — 2.76%

8,008	American Tower Corp.	1,637

151,568	Apple Hospitality REIT, Inc.	2,403

158,540	Brandywine Realty Trust	2,270

132,718	Brixmor Property Group, Inc.	2,373

103,101	Colony Capital, Inc.	516

217	CoreCivic, Inc.	5

12,245	Crown Castle International Corp.	1,596

16,745	Equinix, Inc.	8,443

804	Equity Lifestyle Properties, Inc.	98

19,565	Kimco Realty Corp.	362

11,741	Outfront Media, Inc.	303

112,279	SITE Centers Corp.	1,487

16,105	Taubman Centers, Inc.	658

		22,151

	Food & Staples Retailing — 1.50%

25,873	Costco Wholesale Corp.	6,836

11,718	Sysco Corp.	829

16,968	Walgreens Boots Alliance, Inc.	928

31,287	Wal-Mart Stores, Inc.	3,457

		12,050

	Food Products — 1.33%

70,463	ConAgra Foods, Inc.	1,869

3,603	Flowers Foods, Inc.	84

1,045	Hershey Co.	140

5,224	Hormel Foods Corp.	212

413	Lamb Weston Holding, Inc.	26

2,546	McCormick & Company, Inc.	395

142,800	Mondelez International, Inc., Class – A	7,696

2,332	The J.M. Smucker Co.	269

		10,691

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Health Care Equipment & Supplies — 2.76%

34,185	Abbott Laboratories	$2,875

398	Abiomed, Inc. (a)	104

746	Align Technology, Inc. (a)	204

11,112	Baxter International, Inc.	910

6,721	Becton, Dickinson & Co.	1,694

12,668	Boston Scientific Corp. (a)	544

27,052	Danaher Corp.	3,866

694	Dexcom, Inc. (a)	104

15,828	Edwards Lifesciences Corp. (a)	2,924

584	Hill-Rom Holdings, Inc.	61

2,690	IDEXX Laboratories, Inc. (a)	741

8,866	Intuitive Surgical, Inc. (a)	4,651

1,225	Medtronic PLC	119

4,072	ResMed, Inc.	497

9,642	Stryker Corp.	1,982

85	Teleflex, Inc.	28

332	The Cooper Companies, Inc.	112

824	Varex Imaging Corp. (a)	25

2,841	Varian Medical Systems, Inc. (a)	387

3,346	Zimmer Holdings, Inc.	394

		22,222

	Health Care Providers & Services — 2.69%

5,215	Anthem, Inc.	1,472

418	Centene Corp. (a)	22

2,061	Cigna Corp.	325

1,313	Covetrus, Inc. (a)	32

22,394	CVS Caremark Corp.	1,220

10,019	HCA Holdings, Inc.	1,354

3,283	Henry Schein, Inc. (a)	229

1,265	Humana, Inc.	336

1,952	Laboratory Corporation of America Holdings (a)	338

4,595	McKesson Corp.	618

2,799	Quest Diagnostics, Inc.	285

62,468	UnitedHealth Group, Inc.	15,242

389	WellCare Health Plans, Inc. (a)	111

		21,584

	Health Care Technology — 0.52%

51,381	Cerner Corp.	3,766

2,596	Veeva Systems, Inc. (a)	421

		4,187

	Hotels, Restaurants & Leisure — 2.49%

3,386	Chipotle Mexican Grill, Inc. (a)	2,482

1,046	Choice Hotels International, Inc.	91

419	Domino’s Pizza, Inc.	117

874	Dunkin’ Brands Group, Inc.	70

18,188	Marriott International, Inc., Class – A	2,552

18,816	McDonald’s Corp.	3,906

111,554	Starbucks Corp.	9,351

1,032	The Wendy’s Co.	20

310	Vail Resorts, Inc.	69

7,868	Yum China Holdings, Inc.	364

8,846	YUM! Brands, Inc.	979

		20,001

Shares	Security Description	Value (000)

	Household Durables — 0.02%

2,470	Garmin Ltd.	$197

	Household Products — 1.14%

5,143	Church & Dwight Co., Inc.	376

17,683	Colgate-Palmolive Co.	1,267

7,129	Kimberly-Clark Corp.	950

30,424	Spectrum Brands Holdings, Inc.	1,636

2,554	The Clorox Co.	391

41,123	The Procter & Gamble Co.	4,509

		9,129

	Independent Power and Renewable Electricity Producers — 0.00%

541	NRG Energy, Inc., Class – C	19

	Industrial Conglomerates — 0.97%

12,543	3M Co.	2,174

380,319	General Electric Co.	3,994

4,278	Honeywell International, Inc.	747

2,488	Roper Industries, Inc.	911

		7,826

	Insurance — 0.84%

7,992	Aon PLC	1,542

1,196	Arthur J. Gallagher & Co.	105

10,152	Assurant, Inc.	1,080

41,294	Brighthouse Financial, Inc. (a)	1,515

4,821	Brown & Brown, Inc.	162

171	Erie Indemnity Co., Class – A	43

15,337	Marsh & McLennan Companies, Inc.	1,529

5,631	The Progressive Corp.	450

2,499	Torchmark Corp.	224

2,106	Unum Group	71

		6,721

	Interactive Media & Services — 5.90%

11,939	Alphabet, Inc., Class – A (a)	12,928

15,384	Alphabet, Inc., Class – C (a)	16,628

67,760	Facebook, Inc., Class – A (a)	13,077

646	InterActive Corp. (a)	141

344	Match Group, Inc.	23

100,931	Tencent Holdings Ltd., ADR	4,568

36	TripAdvisor, Inc. (a)	2

		47,367

	Internet & Direct Marketing Retail — 5.10%

32,140	Alibaba Group Holding Ltd., ADR (a)	5,446

15,219	Amazon.com, Inc. (a)	28,819

3,568	Booking Holdings, Inc. (a)	6,689

		40,954

	IT Services — 11.96%

12,377	Accenture PLC, Class – A	2,287

77,419	Automatic Data Processing, Inc.	12,800

1,297	Booz Allen Hamilton Holding Corp.	86

3,472	Broadridge Financial Solutions, Inc.	443

12,000	Cognizant Technology Solutions Corp.	761

1,695	Fidelity National Information Services, Inc.	208

4,581	First Data Corp. (a)	124

4,024	Fiserv, Inc. (a)	367

56,674	FleetCor Technologies, Inc. (a)	15,917

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	IT Services (continued)

3,976	Global Payments, Inc.	$637

1,209	GoDaddy, Inc., Class – A (a)	85

17,954	International Business Machines Corp.	2,476

2,207	Jack Henry & Associates, Inc.	296

61,641	MasterCard, Inc., Class – A	16,305

19,033	Okta, Inc. (a)	2,351

6,384	Paychex, Inc.	525

71,888	PayPal Holdings, Inc. (a)	8,228

32,138	Square, Inc., Class – A (a)	2,331

4,973	Total System Services, Inc.	638

7,858	Twilio, Inc., Class – A (a)	1,071

854	VeriSign, Inc. (a)	179

158,651	Visa, Inc., Class – A	27,533

304	WEX, Inc. (a)	63

2,790	Worldpay, Inc., Class – A (a)	342

		96,053

	Leisure Products — 0.02%

1,422	Polaris Industries, Inc.	130

	Life Sciences Tools & Services — 1.15%

754	Agilent Technologies, Inc.	56

1,141	Bio-Techne Corp.	238

440	Bruker Biosciences Corp.	22

447	Charles River Laboratories International, Inc. (a)	63

12,781	Illumina, Inc. (a)	4,706

817	IQVIA Holdings, Inc. (a)	131

785	Mettler-Toledo International, Inc. (a)	659

239	PerkinElmer, Inc.	23

9,568	Thermo Electron Corp.	2,811

2,297	Waters Corp. (a)	494

		9,203

	Machinery — 0.97%

14,552	Allison Transmission Holdings, Inc.	674

4,926	Caterpillar, Inc.	671

1,017	Crane Co.	85

16,520	Deere & Co.	2,738

2,856	Donaldson Company, Inc.	145

3,369	Dover Corp.	338

6,615	Fortive Corp.	539

1,569	Graco, Inc.	79

2,179	IDEX Corp.	375

8,257	Illinois Tool Works, Inc.	1,245

1,218	Ingersoll-Rand PLC	155

506	Nordson, Inc.	72

17	Snap-on, Inc.	3

927	The Toro Co.	62

453	WABCO Holdings, Inc. (a)	60

2,031	Wabtec Corp.	146

4,438	Xylem, Inc.	371

		7,758

	Marine — 0.01%

1,159	Kirby Corp. (a)	92

Shares	Security Description	Value (000)

	Media — 0.19%

25,864	Comcast Corp., Class – A	$1,094

2,004	Discovery Communications, Inc., Class – C (a)	57

4,801	Omnicom Group, Inc.	393

		1,544

	Metals & Mining — 0.31%

369	Steel Dynamics, Inc.	11

162,396	United States Steel Corp.	2,486

		2,497

	Mortgage Real Estate Investment Trusts — 0.89%

125,623	Chimera Investment Corp.	2,371

332,071	MFA Financial, Inc.	2,384

106,761	Starwood Property Trust, Inc.	2,425

		7,180

	Multiline Retail — 0.09%

939	Dollar General Corp.	127

4,517	Dollar Tree, Inc. (a)	485

2,952	Kohl’s Corp.	140

		752

	Multi-Utilities — 0.21%

21,844	Dominion Resources, Inc.	1,689

	Oil, Gas & Consumable Fuels — 2.04%

188,298	Antero Midstream Corp.	2,158

422,967	Antero Resources Corp. (a)	2,339

1,313	Cheniere Energy, Inc. (a)	90

36,263	Chevron Corp.	4,512

53,631	Exxon Mobil Corp.	4,110

11,537	ONEOK, Inc.	794

335,683	Range Resources Corp.	2,343

		16,346

	Personal Products — 0.93%

189,463	Coty, Inc., Class – A	2,539

1,318	Herbalife Ltd. (a)	56

26,361	The Estee Lauder Companies, Inc., Class – A	4,827

		7,422

	Pharmaceuticals — 2.24%

77,806	AstraZeneca PLC, ADR	3,212

19,396	Eli Lilly & Co.	2,149

31,685	Johnson & Johnson	4,413

55,581	Merck & Co., Inc.	4,660

3,179	Mylan N.V. (a)	61

56,590	Novo Nordisk A/S, Class – B, ADR	2,888

4,788	Zoetis, Inc.	543

		17,926

	Professional Services — 0.23%

331	CoStar Group, Inc. (a)	183

2,353	Equifax, Inc.	318

4,977	IHS Markit Ltd. (a)	317

4,001	Robert Half International, Inc.	228

1,517	TransUnion Holding Company, Inc.	112

4,817	Versik Analytics, Inc., Class – A	706

		1,864

	Real Estate Management & Development — 0.01%

1,272	CBRE Group, Inc., Class – A (a)	65

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Road & Rail — 1.58%

57,529	CSX Corp.	$4,451

1,303	Landstar System, Inc.	141

375	Old Dominion Freight Line, Inc.	56

18,586	Uber Technologies, Inc. (a)	862

42,229	Union Pacific Corp.	7,141

		12,651

	Semiconductors & Semiconductor Equipment — 2.97%

96,872	Advanced Micro Devices, Inc. (a)	2,942

7,262	Analog Devices, Inc.	820

6,209	Applied Materials, Inc.	279

12,720	Broadcom, Inc.	3,662

94,338	Intel Corp.	4,516

1,378	KLA-Tencor Corp.	163

1,153	Lam Research Corp.	217

28,189	Marvell Technology Group Ltd.	673

2,547	Maxim Integrated Products, Inc.	152

1,854	Microchip Technology, Inc.	161

7,602	Micron Technology, Inc. (a)	293

23,763	NVIDIA Corp.	3,903

3,857	ON Semiconductor Corp. (a)	78

59,739	Qualcomm, Inc.	4,543

9,164	Texas Instruments, Inc.	1,052

2,371	Versum Materials, Inc.	122

2,830	Xilinx, Inc.	334

		23,910

	Software — 13.26%

26,707	Adobe Systems, Inc. (a)	7,869

1,974	ANSYS, Inc. (a)	404

908	Atlassian Corp. PLC, Class – A (a)	119

1,566	Autodesk, Inc. (a)	255

3,967	Citrix Systems, Inc.	389

1,303	Fortinet, Inc. (a)	100

5,422	Intuit, Inc.	1,417

317,747	Microsoft Corp.	42,566

63,347	Oracle Corp.	3,609

1,114	PTC, Inc. (a)	100

54,692	Red Hat, Inc. (a)	10,269

121,617	Salesforce.com, Inc. (a)	18,453

74,771	SAP AG, ADR	10,229

12,101	ServiceNow, Inc. (a)	3,323

19,745	Splunk, Inc. (a)	2,483

1,505	SS&C Technologies Holdings, Inc.	87

151	Synopsys, Inc. (a)	19

1,831	VMware, Inc., Class – A	306

21,549	Workday, Inc., Class – A (a)	4,430

		106,427

	Specialty Retail — 4.07%

1,357	Aaron’s, Inc.	83

1,475	Advance Auto Parts, Inc.	227

597	AutoZone, Inc. (a)	656

6,005	Best Buy Co., Inc.	419

376	Burlington Stores, Inc. (a)	64

1,902	Dick’s Sporting Goods, Inc.	66

Shares	Security Description	Value (000)

	Specialty Retail (continued)

77,792	Lowe’s Companies, Inc.	$7,850

1,946	O’Reilly Automotive, Inc. (a)	719

9,045	Ross Stores, Inc.	897

26,585	The Home Depot, Inc.	5,529

159,890	The TJX Companies, Inc.	8,455

2,234	Tiffany & Co.	209

1,256	Tractor Supply Co.	137

21,180	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	7,347

		32,658

	Technology Hardware, Storage & Peripherals — 3.46%

118,970	Apple, Inc.	23,546

2,245	NetApp, Inc.	139

38,672	Western Digital Corp.	1,839

62,681	Xerox Corp.	2,219

		27,743

	Textiles, Apparel & Luxury Goods — 2.11%

49,350	Kering SA, ADR	2,912

960	Kontoor Brands, Inc. (a)	27

16,062	Lululemon Athletica, Inc. (a)	2,895

120,028	NIKE, Inc., Class – B	10,077

1,252	Ralph Lauren Corp.	142

4,830	Tapestry, Inc.	153

3,743	Under Armour, Inc., Class – A (a)	95

3,770	Under Armour, Inc., Class – C (a)	84

6,722	V.F. Corp.	587

		16,972

	Thrifts & Mortgage Finance — 0.06%

44,576	New York Community Bancorp, Inc.	445

	Tobacco — 0.30%

30,396	Philip Morris International, Inc.	2,387

	Trading Companies & Distributors — 0.11%

14,448	Fastenal Co.	470

983	MSC Industrial Direct Co., Inc., Class – A	73

1,221	W.W. Grainger, Inc.	328

		871

	Transportation Infrastructure — 0.02%

3,658	Macquarie Infrastructure Corp.	148

	Total Common Stocks	777,094

	Exchange-Traded Fund — 0.18%

9,327	iShares Russell 1000 Growth ETF	1,468

	Total Exchange-Traded Fund	1,468

	Investment Companies — 2.48%

1,264,408	Federated Treasury Obligations Fund, Institutional Shares, 2.22%^^ (c)	1,264

18,657,848	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (c)	18,658

	Total Investment Companies	19,922

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2019

Principal Amount (000)	Security Description	Value (000)

	Repurchase Agreement — 0.22%

$1,761	Jefferies LLC, 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $1,761,709 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $1,796,574)^^	$1,761

	Total Repurchase Agreement	1,761

	Total Investments (cost $400,102) — 99.68%	800,245
	Other assets in excess of liabilities — 0.32%	2,593

	Net Assets — 100.00%	$802,838

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $2,972 (amount in thousands).
^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Growth Equity Portfolio	Jennison Associates, LLC	Parametric Portfolio Associates, LLC	Total
Common Stocks	24.60%	72.20%	96.80%

Exchange-Traded Fund	0.18%	—	0.18%

Investment Companies	0.16%	2.32%	2.48%

Repurchase Agreement	0.22%	—	0.22%

Other Assets (Liabilities)	0.12%	0.20%	0.32%

Total Net Assets	25.28%	74.72%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini Nasdaq 100 Future	45	9/20/19	$6,924	$130
E-Mini S&P 500 Future	64	9/20/19	9,421	146
E-Mini S&P Midcap 400 Future	1	9/20/19	195	5

			$16,540	$281

	Total Unrealized Appreciation			$281
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$281

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 94.41%

	Aerospace & Defense — 3.28%

89,191	Airbus SE, ADR	$3,154

8,210	Arconic, Inc.	212

4,319	BWX Technologies, Inc.	225

832	Curtiss-Wright Corp.	106

6,408	General Dynamics Corp.	1,165

6,053	Harris Corp.	1,145

2,001	HEICO Corp.	268

5,619	HEICO Corp., Class – A	581

4,135	Hexcel Corp.	334

2,182	Huntington Ingalls Industries, Inc.	490

2,497	L3 Technologies, Inc.	612

13,882	Lockheed Martin Corp.	5,047

9,260	Northrop Grumman Corp.	2,992

13,176	Raytheon Co.	2,291

130,245	Safran SA, ADR	4,756

5,183	Spirit Aerosystems Holdings, Inc., Class – A	422

683	Teledyne Technologies, Inc. (a)	187

4,703	Textron, Inc.	249

54,835	The Boeing Co.	19,961

5,602	TransDigm Group, Inc. (a)	2,710

27,245	United Technologies Corp.	3,547

		50,454

	Air Freight & Logistics — 0.42%

9,659	C.H. Robinson Worldwide, Inc.	815

8,907	Expeditors International of Washington, Inc.	676

4,745	FedEx Corp.	779

37,280	United Parcel Service, Inc., Class – B	3,849

4,735	XPO Logistics, Inc. (a)	274

		6,393

	Airlines — 0.22%

4,010	Alaska Air Group, Inc.	256

9,409	American Airlines Group, Inc.	307

870	Copa Holdings SA, Class – A	85

16,443	Delta Air Lines, Inc.	933

6,630	JetBlue Airways Corp. (a)	123

20,097	Southwest Airlines Co.	1,021

6,573	United Continental Holdings, Inc. (a)	575

		3,300

	Auto Components — 0.07%

1,790	Adient PLC	43

6,126	Aptiv PLC	495

4,047	BorgWarner, Inc.	169

1,565	Garrett Motion, Inc. (a)	24

5,002	Gentex Corp.	123

4,428	Goodyear Tire & Rubber Co.	68

1,218	Lear Corp.	170

555	Visteon Corp. (a)	33

		1,125

	Automobiles — 0.64%

10,703	Ferrari N.V.	1,728

75,870	Ford Motor Co.	776

25,434	General Motors Co.	980

3,098	Harley-Davidson, Inc.	111

Shares	Security Description	Value (000)

	Automobiles (continued)

27,542	Tesla Motors, Inc.^ (a)	$6,154

954	Thor Industries, Inc.	56

		9,805

	Banks — 2.28%

3,134	Associated Banc-Corp.	66

229,367	Bank of America Corp.	6,653

784	Bank of Hawaii Corp.	65

2,305	Bank OZK	69

1,873	BankUnited, Inc.	63

16,619	BB&T Corp.	816

618	BOK Financial Corp.	47

2,205	CIT Group, Inc.	116

69,928	Citigroup, Inc.	4,898

9,055	Citizens Financial Group, Inc.	320

3,730	Comerica, Inc.	271

1,885	Commerce Bancshares, Inc.	112

1,275	Cullen/Frost Bankers, Inc.	119

2,735	East West Bancorp, Inc.	128

14,824	Fifth Third Bancorp	414

149	First Citizens BancShares, Inc., Class – A	67

2,576	First Hawaiian, Inc.	67

6,005	First Horizon National Corp.	90

5,008	First Republic Bank	489

6,130	FNB Corp.	72

20,262	Huntington Bancshares, Inc.	280

81,228	JPMorgan Chase & Co.	9,082

19,689	KeyCorp	349

3,271	M&T Bank Corp.	556

2,327	PacWest Bancorp	90

12,780	People’s United Financial, Inc.	214

1,421	Pinnacle Financial Partners, Inc.	82

8,896	PNC Financial Services Group, Inc.	1,221

2,177	Popular, Inc.	118

1,260	Prosperity Bancshares, Inc.	83

19,910	Regions Financial Corp.	297

2,583	Signature Bank	312

4,085	Sterling Bancorp/DE	87

8,716	SunTrust Banks, Inc.	548

1,239	SVB Financial Group (a)	278

3,588	Synovus Financial Corp.	126

3,065	TCF Financial Corp.	64

953	Texas Capital Bancshares, Inc. (a)	58

33,430	U.S. Bancorp	1,752

4,158	Umpqua Holdings Corp.	69

1,731	Webster Financial Corp.	83

82,353	Wells Fargo & Co.	3,897

2,346	Western Alliance Bancorp (a)	105

1,059	Wintrust Financial Corp.	77

3,608	Zions Bancorp	166

		34,936

	Beverages — 1.44%

2,593	Brown-Forman Corp., Class – A	143

15,855	Brown-Forman Corp., Class – B	879

4,686	Constellation Brands, Inc., Class – A	923

3,542	Keurig Dr Pepper, Inc.	102

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Beverages (continued)

8,950	Molson Coors Brewing Co., Class – B	$501

23,950	Monster Beverage Corp. (a)	1,529

70,553	PepsiCo, Inc.	9,251

171,584	The Coca-Cola Co.	8,737

		22,065

	Biotechnology — 2.76%

79,548	AbbVie, Inc.	5,785

1,267	Agios Pharmaceuticals, Inc. (a)	63

42,548	Alexion Pharmaceuticals, Inc. (a)	5,573

2,915	Alkermes PLC (a)	66

4,748	Alnylam Pharmaceuticals, Inc. (a)	345

31,269	Amgen, Inc.	5,762

6,418	Biogen Idec, Inc. (a)	1,501

42,075	BioMarin Pharmaceutical, Inc. (a)	3,604

1,025	Bluebird Bio, Inc. (a)	130

37,796	Celgene Corp. (a)	3,494

14,825	Exact Sciences Corp. (a)	1,750

10,071	Exelixis, Inc. (a)	215

33,376	Gilead Sciences, Inc.	2,255

9,398	Incyte Corp. (a)	798

6,695	Ionis Pharmaceuticals, Inc. (a)	430

1,079	Moderna, Inc. (a)	16

4,659	Neurocrine Biosciences, Inc. (a)	393

2,343	Regeneron Pharmaceuticals, Inc. (a)	733

11,366	Sage Therapeutics, Inc. (a)	2,081

3,612	Sarepta Therapeutics, Inc. (a)	549

5,651	Seattle Genetics, Inc. (a)	391

814	United Therapeutics Corp. (a)	64

35,451	Vertex Pharmaceuticals, Inc. (a)	6,502

		42,500

	Building Products — 0.18%

3,747	A.O. Smith Corp.	177

4,190	Allegion PLC	463

2,450	Armstrong World Industries, Inc.	238

4,228	Fortune Brands Home & Security, Inc.	242

17,752	Johnson Controls International PLC	732

2,100	Lennox International, Inc.	578

5,712	Masco Corp.	224

2,055	Owens Corning, Inc.	120

2,354	Resideo Technologies, Inc. (a)	52

		2,826

	Capital Markets — 1.83%

998	Affiliated Managers Group, Inc.	92

3,279	Ameriprise Financial, Inc.	476

17,291	Bank of New York Mellon Corp.	763

5,244	BGC Partners, Inc., Class – A	27

2,352	BlackRock, Inc., Class – A	1,104

7,047	CBOE Holdings, Inc.	730

8,659	CME Group, Inc.	1,681

6,368	E*Trade Financial Corp.	284

2,140	Eaton Vance Corp.	92

1,325	Evercore Partners, Inc., Class – A	117

2,350	FactSet Research Systems, Inc.	673

5,839	Franklin Resources, Inc.	203

Shares	Security Description	Value (000)

	Capital Markets (continued)

6,780	Goldman Sachs Group, Inc.	$1,387

29,576	Interactive Brokers Group, Inc., Class – A	1,603

21,563	Intercontinental Exchange Group, Inc.	1,853

7,854	Invesco Ltd.	161

4,359	Lazard Ltd., Class – A	150

1,615	Legg Mason, Inc.	62

4,376	LPL Financial Holdings, Inc.	357

3,093	MarketAxess Holdings, Inc.	994

8,758	Moody’s Corp.	1,711

23,587	Morgan Stanley	1,033

1,149	Morningstar, Inc.	166

4,351	MSCI, Inc. Common	1,039

4,109	Northern Trust Corp.	370

3,478	Raymond James Financial, Inc.	294

27,008	S&P Global, Inc.	6,153

4,760	SEI Investments Co.	267

7,289	State Street Corp.	409

7,100	T. Rowe Price Group, Inc.	779

13,456	TD Ameritrade Holding Corp.	672

48,600	The Charles Schwab Corp.	1,954

4,838	The Nasdaq OMX Group, Inc.	465

1,585	Virtu Financial, Inc., Class – A	35

		28,156

	Chemicals — 1.01%

5,767	Air Products & Chemicals, Inc.	1,305

2,011	Albemarle Corp.	142

1,180	Ashland Global Holdings, Inc.	94

12,834	Axalta Coating Systems Ltd. (a)	382

1,120	Cabot Corp.	53

2,494	Celanese Corp., Series A	269

5,549	CF Industries Holdings, Inc.	259

14,661	Corteva, Inc.	434

14,705	Dow, Inc.	725

14,711	DuPont de Nemours, Inc.	1,104

2,690	Eastman Chemical Co.	209

14,375	Ecolab, Inc.	2,838

7,232	Element Solutions, Inc. (a)	75

2,593	FMC Corp.	215

4,138	Huntsman Corp.	85

3,685	International Flavors & Fragrances, Inc.	535

11,142	Linde PLC	2,237

5,986	LyondellBasell Industries N.V., Class – A	516

368	NewMarket Corp.	148

3,138	Olin Corp.	69

7,147	PPG Industries, Inc.	834

3,188	RPM International, Inc.	195

3,274	The Chemours Co.	79

6,792	The Mosaic Co.	170

2,041	The Scotts Miracle-Gro Co.	201

4,618	The Sherwin-Williams Co.	2,116

3,584	Valvoline, Inc.	70

3,153	W.R. Grace & Co.	240

690	Westlake Chemical Corp.	48

		15,647

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Commercial Services & Supplies — 0.43%

735	ADT, Inc.	$4

4,522	Cintas Corp.	1,073

978	Clean Harbors, Inc. (a)	70

10,550	Copart, Inc. (a)	789

6,689	IAA, Inc. (a)	259

6,689	KAR Auction Services, Inc.	167

9,083	Republic Services, Inc., Class – A	787

13,214	Rollins, Inc.	474

1,636	Stericycle, Inc. (a)	78

3,753	Waste Connections, Inc.	359

22,676	Waste Management, Inc.	2,616

		6,676

	Communications Equipment — 1.09%

3,102	Arista Networks, Inc. (a)	805

234,789	Cisco Systems, Inc.	12,850

3,602	Commscope Holding, Inc. (a)	57

917	EchoStar Corp., Class – A (a)	41

3,137	F5 Networks, Inc. (a)	457

7,222	Juniper Networks, Inc.	192

7,883	Motorola Solutions, Inc.	1,314

4,852	Palo Alto Networks, Inc. (a)	989

784	Ubiquiti Networks, Inc.	103

		16,808

	Construction & Engineering — 0.04%

2,966	AECOM Technology Corp. (a)	112

991	Arcosa, Inc.	37

2,751	Fluor Corp.	93

2,430	Jacobs Engineering Group, Inc.	206

3,904	Quanta Services, Inc.	149

414	Valmont Industries, Inc.	52

		649

	Construction Materials — 0.21%

2,127	Eagle Materials, Inc., Class – A	197

9,370	Martin Marietta Materials, Inc.	2,156

6,634	Vulcan Materials Co.	911

		3,264

	Consumer Finance — 0.42%

7,881	Ally Financial, Inc.	244

26,837	American Express Co.	3,313

9,089	Capital One Financial Corp.	825

521	Credit Acceptance Corp. (a)	252

10,525	Discover Financial Services	817

4,712	Navient Corp.	64

1,459	OneMain Holdings, Inc.	49

2,194	Santander Consumer USA Holdings, Inc.	53

8,247	SLM Corp.	80

20,398	Synchrony Financial	707

		6,404

	Containers & Packaging — 0.39%

2,005	AptarGroup, Inc.	249

155	Ardagh Group SA	3

5,006	Avery Dennison Corp.	579

20,377	Ball Corp.	1,426

Shares	Security Description	Value (000)

	Containers & Packaging (continued)

35,728	Berry Plastics Group, Inc. (a)	$1,880

7,549	Crown Holdings, Inc. (a)	461

5,715	Graphic Packaging Holding Co.	80

7,877	International Paper Co.	341

3,033	Owens-Illinois, Inc.	52

1,810	Packaging Corporation of America	173

9,407	Sealed Air Corp.	402

1,479	Silgan Holdings	45

1,926	Sonoco Products Co.	126

4,875	WestRock Co.	178

		5,995

	Distributors — 0.17%

5,595	Genuine Parts Co.	580

63,297	LKQ Corp. (a)	1,684

2,035	Pool Corp.	389

		2,653

	Diversified Consumer Services — 0.21%

2,995	Bright Horizons Family Solutions, Inc. (a)	452

38,750	Frontdoor, Inc. (a)	1,688

78	Graham Holdings Co.	54

1,148	Grand Canyon Education, Inc. (a)	134

13,215	H&R Block, Inc.	387

5,489	Service Corporation International	257

3,578	ServiceMaster Global Holdings, Inc. (a)	186

		3,158

	Diversified Financial Services — 0.55%

4,569	AXA Equitable Holdings, Inc.	95

37,953	Berkshire Hathaway, Inc., Class – B (a)	8,091

5,299	Jefferies Financial Group, Inc.	102

3,252	Voya Financial, Inc.	180

		8,468

	Diversified Telecommunication Services — 0.72%

153,051	AT&T, Inc.	5,128

19,984	CenturyLink, Inc.	235

87,864	Verizon Communications, Inc.	5,020

19,382	Zayo Group Holdings, Inc. (a)	638

		11,021

	Electric Utilities — 1.11%

14,184	Alliant Energy Corp.	696

15,095	American Electric Power, Inc.	1,329

1,053	Avangrid, Inc.	53

19,431	Duke Energy Corp.	1,715

12,862	Edison International	867

8,147	Entergy Corp.	839

13,216	Evergy, Inc.	795

12,414	Eversource Energy	940

27,856	Exelon Corp.	1,335

20,432	FirstEnergy Corp.	875

2,052	Hawaiian Electric Industries, Inc.	89

11,718	NextEra Energy, Inc.	2,401

13,932	OGE Energy Corp.	593

9,797	PG&E Corp. (a)	225

7,188	Pinnacle West Capital Corp.	676

28,519	PPL Corp.	884

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Electric Utilities (continued)

28,949	The Southern Co.	$1,600

17,903	Xcel Energy, Inc.	1,065

		16,977

	Electrical Equipment — 0.30%

1,083	Acuity Brands, Inc.	149

10,179	AMETEK, Inc.	925

8,491	Eaton Corp. PLC	707

14,626	Emerson Electric Co.	976

2,450	GrafTech International Ltd.	28

2,265	Hubbell, Inc.	295

3,050	nVent Electric PLC	76

821	Regal-Beloit Corp.	67

6,284	Rockwell Automation, Inc.	1,030

5,376	Sensata Technologies Holding PLC (a)	263

		4,516

	Electronic Equipment, Instruments & Components — 0.41%

15,478	Amphenol Corp., Class – A	1,485

1,606	Arrow Electronics, Inc. (a)	114

2,075	Avnet, Inc.	94

7,775	CDW Corporation of Delaware	863

8,632	Cognex Corp.	414

459	Coherent, Inc. (a)	63

22,887	Corning, Inc.	761

1,493	Dolby Laboratories, Inc., Class – A	96

4,584	FLIR Systems, Inc.	248

849	IPG Photonics Corp. (a)	131

3,920	Jabil Circuit, Inc.	124

9,563	Keysight Technologies, Inc. (a)	859

457	Littelfuse, Inc.	81

2,643	National Instruments Corp.	111

6,174	Trimble Navigation Ltd. (a)	279

2,804	Zebra Technologies Corp., Class – A (a)	587

		6,310

	Energy Equipment & Services — 0.14%

1,556	Apergy Corp. (a)	52

10,026	Baker Hughes, Inc.	247

16,953	Halliburton Co.	386

2,070	Helmerich & Payne, Inc.	105

3,655	Nabors Industries Ltd.	11

7,394	National Oilwell Varco, Inc.	164

4,090	Patterson-UTI Energy, Inc.	47

393	RPC, Inc.	3

28,697	Schlumberger Ltd.	1,140

10,013	Transocean Ltd. (a)	64

		2,219

	Entertainment — 2.46%

17,801	Activision Blizzard, Inc.	840

2,031	Cinemark Holdings, Inc.	73

14,751	Electronic Arts, Inc. (a)	1,494

433	Liberty Media Group, Class – A (a)	16

6,006	Liberty Media Group, Class – C (a)	225

337	Lions Gate Entertainment Corp., Class – A	4

1,899	Lions Gate Entertainment Corp., Class – B	22

Shares	Security Description	Value (000)

	Entertainment (continued)

6,949	Live Nation Entertainment, Inc. (a)	$460

57,358	Netflix, Inc. (a)	21,069

15,056	Spotify Technology SA (a)	2,201

3,947	Take-Two Interactive Software, Inc. (a)	448

410	The Madison Square Garden Co., Class – A (a)	115

72,905	The Walt Disney Co.	10,180

77	Viacom, Inc., Class – A	3

14,266	Viacom, Inc., Class – B	426

1,363	World Wrestling Entertainment, Inc., Class – A	98

20,327	Zynga, Inc. (a)	125

		37,799

	Equity Real Estate Investment Trusts — 3.16%

4,528	Alexandria Real Estate Equities, Inc.	639

2,582	American Campus Communities, Inc.	119

8,362	American Homes 4 Rent, Class – A	203

36,342	American Tower Corp.	7,429

6,004	Americold Realty Trust	195

3,184	Apartment Investment & Management Co.	160

4,117	Apple Hospitality REIT, Inc.	65

4,695	AvalonBay Communities, Inc.	954

5,439	Boston Properties, Inc.	702

3,350	Brandywine Realty Trust	48

5,719	Brixmor Property Group, Inc.	102

5,462	Brookfield Property REIT, Inc., Class – A	103

5,668	Camden Property Trust	592

9,196	Colony Capital, Inc.	46

2,257	Columbia Property Trust, Inc.	47

1,664	Coresite Realty Corp.	192

1,968	Corporate Office Properties Trust	52

43,027	Crown Castle International Corp.	5,608

3,516	CubeSmart	118

1,981	CyrusOne, Inc.	114

6,907	Digital Realty Trust, Inc.	814

3,046	Douglas Emmett, Inc.	121

18,267	Duke Realty Corp.	577

2,697	Empire State Realty Trust, Inc., Class – A	40

1,398	EPR Properties	104

5,099	Equinix, Inc.	2,571

2,230	Equity Commonwealth	73

8,233	Equity Lifestyle Properties, Inc.	999

12,392	Equity Residential	941

2,729	Essex Property Trust, Inc.	797

10,117	Extra Space Storage, Inc.	1,073

4,339	Federal Realty Investment Trust	559

3,819	Gaming & Leisure Properties, Inc.	149

22,756	HCP, Inc.	728

3,911	Healthcare Trust of America, Inc., Class – A	107

1,926	Highwoods Properties, Inc.	80

3,086	Hospitality Properties Trust	77

18,359	Host Hotels & Resorts, Inc.	335

2,923	Hudson Pacific Property, Inc.	97

21,989	Invitation Homes, Inc.	588

16,886	Iron Mountain, Inc.	529

2,302	JBG SMITH Properties	91

1,915	Kilroy Realty Corp.	141

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Equity Real Estate Investment Trusts (continued)

26,628	Kimco Realty Corp.	$492

4,420	Lamar Advertising Co., Class – A	357

9,562	Liberty Property Trust	478

868	Life Storage, Inc.	83

6,973	Medical Properties Trust, Inc.	122

5,705	Mid-America Apartment Communities, Inc.	672

11,028	National Retail Properties, Inc.	585

4,072	OMEGA Healthcare Investors, Inc.	150

3,321	Outfront Media, Inc.	86

3,906	Paramount Group, Inc.	55

3,812	Parks Hotels & Resorts, Inc.	105

15,786	Prologis, Inc.	1,264

8,758	Public Storage	2,086

2,447	Rayonier, Inc.	74

11,685	Realty Income Corp.	806

8,618	Regency Centers Corp.	575

4,119	Retail Properties of America, Inc., Class – A	48

110	Retail Value, Inc.	4

7,506	SBA Communications Corp. (a)	1,688

4,502	Senior Housing Properties Trust	37

17,595	Simon Property Group, Inc.	2,810

2,930	SITE Centers Corp.	39

4,740	SL Green Realty Corp.	381

1,626	Spirit Realty Capital, Inc.	69

3,733	Store Capital Corp.	124

5,799	Sun Communities, Inc.	743

1,129	Taubman Centers, Inc.	46

12,450	The Macerich Co.	417

14,720	UDR, Inc.	661

3,203	Uniti Group, Inc.	30

13,441	Ventas, Inc.	919

58,061	VEREIT, Inc.	523

7,830	VICI Properties, Inc.	173

8,616	Vornado Realty Trust	552

2,270	Weingarten Realty Investors	62

12,480	Welltower, Inc.	1,017

18,915	Weyerhaeuser Co.	498

8,154	WP Carey, Inc.	662

		48,572

	Food & Staples Retailing — 1.42%

978	Casey’s General Stores, Inc.	153

48,465	Costco Wholesale Corp.	12,806

4,581	Sprouts Farmers Market, Inc. (a)	87

30,250	Sysco Corp.	2,139

31,698	The Kroger Co.	688

43,421	US Foods Holding Corp. (a)	1,553

18,492	Walgreens Boots Alliance, Inc.	1,011

30,943	Wal-Mart Stores, Inc.	3,419

		21,856

	Food Products — 0.85%

17,598	Archer-Daniels-Midland Co.	718

9,144	Bunge Ltd.	509

17,933	Campbell Soup Co.	719

21,784	ConAgra Foods, Inc.	578

Shares	Security Description	Value (000)

	Food Products (continued)

3,564	Flowers Foods, Inc.	$83

19,256	General Mills, Inc.	1,011

10,203	Hershey Co.	1,367

14,794	Hormel Foods Corp.	600

5,549	Ingredion, Inc.	458

15,762	Kellogg Co.	844

10,964	Lamb Weston Holding, Inc.	695

7,365	McCormick & Company, Inc.	1,141

33,673	Mondelez International, Inc., Class – A	1,814

1,705	Pilgrim’s Pride Corp. (a)	43

2,233	Post Holdings, Inc. (a)	232

6	Seaboard Corp.	25

1,767	The Hain Celestial Group, Inc. (a)	39

5,806	The J.M. Smucker Co.	669

22,155	The Kraft Heinz Co.	688

1,329	TreeHouse Foods, Inc. (a)	72

10,373	Tyson Foods, Inc., Class – A	838

		13,143

	Gas Utilities — 0.09%

6,433	Atmos Energy Corp.	680

1,538	National Fuel Gas Co.	81

11,411	UGI Corp.	609

		1,370

	Health Care Equipment & Supplies — 3.02%

57,533	Abbott Laboratories	4,839

2,322	Abiomed, Inc. (a)	605

4,197	Align Technology, Inc. (a)	1,149

18,356	Baxter International, Inc.	1,503

6,527	Becton, Dickinson & Co.	1,645

72,652	Boston Scientific Corp. (a)	3,123

1,446	Cantel Medical Corp.	117

37,127	Danaher Corp.	5,306

9,295	Dentsply Sirona, Inc.	542

4,719	Dexcom, Inc. (a)	707

26,859	Edwards Lifesciences Corp. (a)	4,962

2,651	Hill-Rom Holdings, Inc.	277

12,984	Hologic, Inc. (a)	623

515	ICU Medical, Inc. (a)	130

4,509	IDEXX Laboratories, Inc. (a)	1,241

3,290	Insulet Corp. (a)	393

1,346	Integra LifeSciences Holdings Corp. (a)	75

14,313	Intuitive Surgical, Inc. (a)	7,508

2,561	Masimo Corp. (a)	381

29,070	Medtronic PLC	2,832

1,628	Penumbra, Inc. (a)	260

8,038	ResMed, Inc.	981

2,696	STERIS PLC	401

18,533	Stryker Corp.	3,810

2,348	Teleflex, Inc.	778

1,649	The Cooper Companies, Inc.	556

5,621	Varian Medical Systems, Inc. (a)	765

3,158	West Pharmaceutical Services, Inc.	395

3,927	Zimmer Holdings, Inc.	462

		46,366

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Health Care Providers & Services — 1.88%

1,651	Acadia Healthcare Company, Inc. (a)	$58

9,167	AmerisourceBergen Corp.	782

8,115	Anthem, Inc.	2,290

6,860	Cardinal Health, Inc.	323

19,398	Centene Corp. (a)	1,017

801	Chemed Corp.	289

12,255	Cigna Corp.	1,931

1,234	Covetrus, Inc. (a)	30

29,916	CVS Caremark Corp.	1,630

2,455	DaVita Healthcare Partners, Inc. (a)	138

3,630	Encompass Health Corp.	230

1,075	Guardant Health, Inc. (a)	93

12,100	HCA Holdings, Inc.	1,636

6,550	Henry Schein, Inc. (a)	458

5,949	Humana, Inc.	1,578

3,323	Laboratory Corporation of America Holdings (a)	575

5,686	McKesson Corp.	764

1,786	MEDNAX, Inc. (a)	45

2,837	Molina Heathcare, Inc. (a)	406

1,003	Premier, Inc., Class – A (a)	39

5,303	Quest Diagnostics, Inc.	540

51,167	UnitedHealth Group, Inc.	12,484

4,200	Universal Health Services, Inc., Class – B	548

3,237	WellCare Health Plans, Inc. (a)	923

		28,807

	Health Care Technology — 0.16%

17,327	Cerner Corp.	1,270

1,888	Medidata Solutions, Inc. (a)	171

6,675	Veeva Systems, Inc. (a)	1,082

		2,523

	Hotels, Restaurants & Leisure — 2.12%

10,048	Aramark	362

10,893	Caesars Entertainment Corp. (a)	129

8,547	Carnival Corp., Class – A	398

5,813	Chipotle Mexican Grill, Inc. (a)	4,260

1,239	Choice Hotels International, Inc.	108

9,195	Darden Restaurants, Inc.	1,119

3,091	Domino’s Pizza, Inc.	860

4,163	Dunkin’ Brands Group, Inc.	332

3,595	Extended Stay America, Inc.	61

2,499	Hilton Grand Vacations (a)	80

31,287	Hilton Worldwide Holdings, Inc.	3,058

765	Hyatt Hotels Corp., Class – A	58

1,904	International Game Technology PLC	25

12,548	Las Vegas Sands Corp.	741

38,584	Marriott International, Inc., Class – A	5,414

21,376	McDonald’s Corp.	4,439

11,138	MGM Resorts International	318

5,598	Norwegian Cruise Line Holdings Ltd. (a)	300

2,655	Planet Fitness, Inc., Class – A (a)	192

3,208	Royal Caribbean Cruises Ltd.	389

1,796	Six Flags Entertainment Corp.	89

67,948	Starbucks Corp.	5,697

9,510	The Wendy’s Co.	186

Shares	Security Description	Value (000)

	Hotels, Restaurants & Leisure (continued)

2,197	Vail Resorts, Inc.	$490

2,978	Wyndham Hotels & Resorts, Inc.	166

1,821	Wyndham Worldwide Corp.	80

4,721	Wynn Resorts Ltd.	585

16,268	Yum China Holdings, Inc.	752

17,198	YUM! Brands, Inc.	1,903

		32,591

	Household Durables — 0.23%

8,261	D.R. Horton, Inc.	356

4,027	Garmin Ltd.	321

2,484	Leggett & Platt, Inc.	95

10,838	Lennar Corp., Class – A	525

406	Lennar Corp., Class – B	16

1,179	Mohawk Industries, Inc. (a)	174

8,231	Newell Rubbermaid, Inc.	127

259	NVR, Inc. (a)	873

10,419	PulteGroup, Inc.	329

2,568	Roku, Inc. (a)	233

2,431	Tempur Sealy International, Inc. (a)	178

2,585	Toll Brothers, Inc.	95

1,187	Whirlpool Corp.	169

		3,491

	Household Products — 0.77%

18,368	Church & Dwight Co., Inc.	1,342

21,952	Colgate-Palmolive Co.	1,573

1,185	Energizer Holdings, Inc.	46

9,678	Kimberly-Clark Corp.	1,290

773	Spectrum Brands Holdings, Inc.	42

8,889	The Clorox Co.	1,361

56,932	The Procter & Gamble Co.	6,242

		11,896

	Independent Power and Renewable Electricity Producers — 0.08%

6,099	NRG Energy, Inc., Class – C	214

32,815	The AES Corp.	551

21,356	Vistra Energy Corp. (a)	483

		1,248

	Industrial Conglomerates — 0.80%

25,476	3M Co.	4,416

2,662	Carlisle Companies, Inc.	374

179,738	General Electric Co.	1,887

27,094	Honeywell International, Inc.	4,731

2,499	Roper Industries, Inc.	915

		12,323

	Insurance — 1.70%

20,026	Aflac, Inc.	1,098

750	Alleghany Corp. (a)	511

9,301	Allstate Corp.	946

3,858	American Financial Group, Inc.	395

20,619	American International Group, Inc.	1,098

157	American National Insurance Co.	18

13,968	Aon PLC	2,696

18,676	Arch Capital Group Ltd. (a)	694

7,453	Arthur J. Gallagher & Co.	653

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Insurance (continued)

3,253	Assurant, Inc.	$346

1,977	Assured Guaranty Ltd.	83

7,660	Athene Holding Ltd. (a)	330

1,869	AXIS Capital Holdings Ltd.	111

2,278	Brighthouse Financial, Inc. (a)	84

5,480	Brown & Brown, Inc.	184

11,116	Chubb Ltd.	1,638

5,623	Cincinnati Financial Corp.	583

569	CNA Financial Corp.	27

2,480	Erie Indemnity Co., Class – A	631

2,696	Everest Re Group Ltd.	666

2,058	First American Financial Corp.	111

12,438	FNF Group	501

803	Hanover Insurance Group, Inc.	103

10,764	Hartford Financial Services Group, Inc.	600

358	Kemper Corp.	31

4,128	Lincoln National Corp.	266

8,279	Loews Corp.	453

597	Markel Corp. (a)	650

27,036	Marsh & McLennan Companies, Inc.	2,696

527	Mercury General Corp.	33

16,150	MetLife, Inc.	802

5,358	Old Republic International Corp.	120

954	Primerica, Inc.	114

5,276	Principal Financial Group, Inc.	306

8,000	Prudential Financial, Inc.	808

2,240	Reinsurance Group of America	350

3,417	RenaissanceRe Holdings Ltd.	608

21,437	The Progressive Corp.	1,712

8,606	The Travelers Companies, Inc.	1,286

3,427	Torchmark Corp.	307

3,867	Unum Group	130

8,003	W.R. Berkley Corp.	528

58	White Mountains Insurance Group Ltd.	59

3,707	Willis Towers Watson PLC	710

		26,076

	Interactive Media & Services — 6.45%

24,166	Alphabet, Inc., Class – A (a)	26,167

23,191	Alphabet, Inc., Class – C (a)	25,067

41,800	Cargurus, Inc. (a)	1,509

184,005	Facebook, Inc., Class – A (a)	35,514

9,407	InterActive Corp. (a)	2,046

3,112	Match Group, Inc.	209

149,352	Tencent Holdings Ltd., ADR	6,760

5,609	TripAdvisor, Inc. (a)	260

39,072	Twitter, Inc. (a)	1,364

1,078	Zillow Group, Inc., Class – A (a)	49

2,303	Zillow Group, Inc., Class – C (a)	107

		99,052

	Internet & Direct Marketing Retail — 5.38%

56,255	Alibaba Group Holding Ltd., ADR (a)	9,532

32,530	Amazon.com, Inc. (a)	61,599

3,217	Booking Holdings, Inc. (a)	6,031

43,011	eBay, Inc.	1,699

Shares	Security Description	Value (000)

	Internet & Direct Marketing Retail (continued)

27,905	Etsy, Inc. (a)	$1,713

7,606	Expedia, Inc.	1,012

4,756	GrubHub, Inc. (a)	371

18,759	Qurate Retail, Inc. (a)	232

3,136	Wayfair, Inc., Class – A (a)	458

		82,647

	IT Services — 8.08%

34,042	Accenture PLC, Class – A	6,290

8,037	Akamai Technologies, Inc. (a)	644

1,167	Alliance Data Systems Corp.	164

2,705	Amdocs Ltd.	168

23,170	Automatic Data Processing, Inc.	3,831

7,421	Black Knight, Inc. (a)	446

7,153	Booz Allen Hamilton Holding Corp.	474

6,740	Broadridge Financial Solutions, Inc.	861

15,115	Cognizant Technology Solutions Corp.	958

3,636	Conduent, Inc. (a)	35

1,813	CoreLogic, Inc. (a)	76

31,622	DXC Technology Co.	1,744

2,681	EPAM Systems, Inc. (a)	464

2,657	Euronet Worldwide, Inc. (a)	447

26,317	Fidelity National Information Services, Inc.	3,229

29,533	First Data Corp. (a)	799

40,159	Fiserv, Inc. (a)	3,661

14,477	FleetCor Technologies, Inc. (a)	4,066

4,667	Gartner Group, Inc. (a)	751

8,377	Genpact Ltd.	319

8,322	Global Payments, Inc.	1,333

29,152	GoDaddy, Inc., Class – A (a)	2,045

36,394	International Business Machines Corp.	5,019

5,402	Jack Henry & Associates, Inc.	723

4,247	Leidos Holdings, Inc.	339

103,141	MasterCard, Inc., Class – A	27,283

750	Mongodb, Inc. (a)	114

5,039	Okta, Inc. (a)	622

18,825	Paychex, Inc.	1,549

127,846	PayPal Holdings, Inc. (a)	14,632

7,393	Sabre Corp.	164

61,721	Square, Inc., Class – A (a)	4,477

2,178	Switch, Inc., Class – A	29

6,159	Teradata Corp. (a)	221

9,351	Total System Services, Inc.	1,199

15,855	Twilio, Inc., Class – A (a)	2,162

4,568	VeriSign, Inc. (a)	955

169,294	Visa, Inc., Class – A	29,380

23,220	Western Union Co.	462

2,218	WEX, Inc. (a)	462

12,489	Worldpay, Inc., Class – A (a)	1,531

		124,128

	Leisure Products — 0.09%

1,643	Brunswick Corp.	75

8,292	Hasbro, Inc.	877

14,117	Mattel, Inc. (a)	158

2,890	Polaris Industries, Inc.	264

		1,374

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Life Sciences Tools & Services — 1.37%

7,352	Agilent Technologies, Inc.	$549

455	Bio-Rad Laboratories, Inc., Class – A (a)	142

1,978	Bio-Techne Corp.	412

5,233	Bruker Biosciences Corp.	261

2,608	Charles River Laboratories International, Inc. (a)	370

24,662	Illumina, Inc. (a)	9,080

17,129	IQVIA Holdings, Inc. (a)	2,757

1,297	Mettler-Toledo International, Inc. (a)	1,089

2,888	PerkinElmer, Inc.	278

3,046	PRA Health Sciences, Inc. (a)	302

4,202	Qiagen N.V. (a)	170

16,658	Thermo Electron Corp.	4,893

3,788	Waters Corp. (a)	815

		21,118

	Machinery — 1.06%

1,247	AGCO Corp.	97

6,389	Allison Transmission Holdings, Inc.	296

13,460	Caterpillar, Inc.	1,834

1,621	Colfax Corp. (a)	45

989	Crane Co.	83

2,884	Cummins, Inc.	494

7,952	Deere & Co.	1,318

6,759	Donaldson Company, Inc.	344

4,787	Dover Corp.	480

3,368	Flowserve Corp.	177

8,397	Fortive Corp.	685

2,402	Gardner Denver Holdings, Inc. (a)	83

304	Gates Industrial Corp. PLC (a)	3

8,648	Graco, Inc.	434

2,832	IDEX Corp.	488

17,320	Illinois Tool Works, Inc.	2,611

12,243	Ingersoll-Rand PLC	1,551

1,657	ITT, Inc.	109

3,088	Lincoln Electric Holdings, Inc.	254

2,896	Nordson, Inc.	409

1,334	Oshkosh Corp.	111

6,539	PACCAR, Inc.	469

2,499	Parker Hannifin Corp.	425

2,970	Pentair PLC	110

1,075	Snap-on, Inc.	178

2,926	Stanley Black & Decker, Inc.	423

1,263	Terex Corp.	40

4,019	The Middleby Corp. (a)	545

1,306	The Timken Co.	67

5,483	The Toro Co.	367

2,767	Trinity Industries, Inc.	57

2,445	WABCO Holdings, Inc. (a)	324

4,512	Wabtec Corp.	324

2,493	Welbilt, Inc. (a)	42

1,413	Woodward, Inc.	160

9,289	Xylem, Inc.	777

		16,214

	Marine — 0.01%

1,164	Kirby Corp. (a)	92

Shares	Security Description	Value (000)

	Media — 1.43%

73,116	Altice USA, Inc. (a)	$1,780

2,307	AMC Networks, Inc. (a)	126

227	Cable One, Inc.	266

20,351	CBS Corp., Class – B	1,016

10,823	Charter Communications, Inc., Class – A (a)	4,277

197,314	Comcast Corp., Class – A	8,342

6,232	Discovery Communications, Inc., Class – A (a)	191

8,804	Discovery Communications, Inc., Class – C (a)	250

4,206	Dish Network Corp. (a)	162

7,804	Fox Corp., Class – A	286

3,581	Fox Corp., Class – B	131

1,911	GCI Liberty, Inc., Class – A (a)	117

899	John Wiley & Sons, Inc., Class – A	41

487	Liberty Broadband, Class – A (a)	50

18,384	Liberty Broadband, Class – C (a)	1,916

7,274	Liberty SiriusXM Group, Class – A (a)	275

8,562	Liberty SiriusXM Group, Class – C (a)	325

2,341	News Corp., Inc.	33

7,241	News Corp., Inc., Class – A	98

1,086	Nexstar Broadcasting Group, Inc., Class – A	110

12,260	Omnicom Group, Inc.	1,005

1,770	Sinclair Broadcast Group, Inc., Class – A	95

103,433	Sirius XM Holdings, Inc.	577

16,309	The Interpublic Group of Companies, Inc.	368

955	The New York Times Co., Class – A	31

1,663	Tribune Media Co., Class – A	77

		21,945

	Metals & Mining — 0.16%

3,540	Alcoa Corp. (a)	83

27,835	Freeport-McMoRan Copper & Gold, Inc.	323

28,874	Newmont Mining Corp.	1,111

5,927	Nucor Corp.	327

1,303	Reliance Steel & Aluminum Co.	123

1,952	Royal Gold, Inc.	200

3,662	Southern Copper Corp.	142

4,192	Steel Dynamics, Inc.	127

3,353	United States Steel Corp.	51

		2,487

	Mortgage Real Estate Investment Trusts — 0.12%

38,086	AGNC Investment Corp.	641

77,967	Annaly Capital Management, Inc.	711

3,538	Chimera Investment Corp.	67

8,498	MFA Financial, Inc.	61

7,642	New Residential Investment Corp.	118

5,058	Starwood Property Trust, Inc.	115

4,669	Two Harbors Investment Corp.	59

		1,772

	Multiline Retail — 0.35%

15,426	Dollar General Corp.	2,085

11,555	Dollar Tree, Inc. (a)	1,241

3,512	Kohl’s Corp.	167

5,797	Macy’s, Inc.	124

10,860	Nordstrom, Inc.	346

1,650	Ollie’s Bargain Outlet Holdings, Inc. (a)	144

14,501	Target Corp.	1,256

		5,363

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Multi-Utilities — 0.64%

10,878	Ameren Corp.	$817

24,126	CenterPoint Energy, Inc.	691

13,821	CMS Energy Corp.	800

11,639	Consolidated Edison, Inc.	1,021

21,032	Dominion Resources, Inc.	1,627

7,275	DTE Energy Co.	930

3,676	MDU Resources Group, Inc.	95

23,382	NiSource, Inc.	673

17,508	Public Service Enterprise Group, Inc.	1,030

8,552	Sempra Energy	1,175

11,855	WEC Energy Group, Inc.	988

		9,847

	Oil, Gas & Consumable Fuels — 1.68%

14,280	Anadarko Petroleum Corp.	1,007

4,614	Antero Resources Corp. (a)	26

7,352	Apache Corp.	213

26,244	Cabot Oil & Gas Corp.	603

3,508	Centennial Resource Development, Inc., Class – A (a)	27

9,087	Cheniere Energy, Inc. (a)	622

19,330	Chesapeake Energy Corp. (a)	38

38,592	Chevron Corp.	4,801

1,859	Cimarex Energy Co.	110

3,788	CNX Resources Corp. (a)	28

3,747	Concho Resources, Inc.	387

22,424	ConocoPhillips	1,367

1,640	Continental Resources, Inc.	69

9,145	Devon Energy Corp.	261

4,181	Diamondback Energy, Inc.	456

11,223	EOG Resources, Inc.	1,045

4,857	EQT Corp.	77

4,668	Equitrans Midstream Corp.	92

790	Extraction Oil & Gas, Inc. (a)	3

85,475	Exxon Mobil Corp.	6,549

5,142	Hess Corp.	327

3,421	HollyFrontier Corp.	158

37,872	Kinder Morgan, Inc.	791

5,199	Kosmos Energy Ltd.	33

16,032	Marathon Oil Corp.	228

13,005	Marathon Petroleum Corp.	727

3,109	Murphy Oil Corp.	77

9,226	Noble Energy, Inc.	207

18,255	Occidental Petroleum Corp.	917

12,456	ONEOK, Inc.	857

10,274	Parsley Energy, Inc., Class – A (a)	195

2,260	PBF Energy, Inc., Class – A	71

8,540	Phillips 66	799

5,739	Pioneer Natural Resources Co.	883

4,532	QEP Resources, Inc. (a)	33

4,030	Range Resources Corp.	28

2,127	SM Energy Co.	27

4,458	Targa Resources Corp.	175

24,882	The Williams Companies, Inc.	698

8,204	Valero Energy Corp.	702

Shares	Security Description	Value (000)

	Oil, Gas & Consumable Fuels (continued)

1,711	Whiting Petroleum Corp. (a)	$32

7,529	WPX Energy, Inc. (a)	87

		25,833

	Paper & Forest Products — 0.00%

1,190	Domtar Corp.	53

	Personal Products — 0.54%

26,734	Coty, Inc., Class – A	358

3,046	Herbalife Ltd. (a)	130

1,110	Nu Skin Enterprises, Inc., Class – A	55

41,844	The Estee Lauder Companies, Inc., Class – A	7,662

		8,205

	Pharmaceuticals — 2.89%

6,933	Allergan PLC	1,161

115,136	AstraZeneca PLC, ADR	4,753

60,073	Bristol-Myers Squibb Co.	2,724

2,737	Catalent, Inc. (a)	148

6,486	Elanco Animal Health, Inc. (a)	219

48,402	Eli Lilly & Co.	5,362

662	Horizon Therapeutics PLC (a)	16

4,189	Jazz Pharmaceuticals PLC (a)	597

68,626	Johnson & Johnson	9,559

135,629	Merck & Co., Inc.	11,373

9,864	Mylan N.V. (a)	188

4,134	Nektar Therapeutics (a)	147

2,418	Perrigo Co. PLC	115

118,151	Pfizer, Inc.	5,118

25,646	Zoetis, Inc.	2,911

		44,391

	Professional Services — 0.62%

1,900	CoStar Group, Inc. (a)	1,053

7,198	Equifax, Inc.	973

43,676	IHS Markit Ltd. (a)	2,783

1,181	ManpowerGroup, Inc.	114

13,002	Nielsen Holdings PLC	294

6,475	Robert Half International, Inc.	369

33,403	TransUnion Holding Company, Inc.	2,456

9,818	Versik Analytics, Inc., Class – A	1,438

		9,480

	Real Estate Management & Development — 0.05%

10,454	CBRE Group, Inc., Class – A (a)	536

1,165	Howard Hughes Corp. (a)	144

858	Jones Lang LaSalle, Inc.	121

2,286	Realogy Holdings Corp.	17

		818

	Road & Rail — 1.22%

997	AMERCO, Inc.	377

24,825	CSX Corp.	1,921

1,432	Genesee & Wyoming, Inc., Class – A (a)	143

4,146	Hunt (JB) Transportation Services, Inc.	379

1,947	Kansas City Southern	237

2,401	Knight-Swift Transportation Holdings, Inc.	79

2,033	Landstar System, Inc.	220

110	Lyft, Inc., Class – A	7

13,749	Norfolk Southern Corp.	2,741

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Road & Rail (continued)

2,271	Old Dominion Freight Line, Inc.	$339

990	Ryder System, Inc.	58

1,009	Schneider National, Inc.	18

28,114	Uber Technologies, Inc. (a)	1,304

64,506	Union Pacific Corp.	10,908

		18,731

	Semiconductors & Semiconductor Equipment — 3.46%

51,677	Advanced Micro Devices, Inc. (a)	1,569

8,914	Analog Devices, Inc.	1,006

36,786	Applied Materials, Inc.	1,652

34,347	Broadcom, Inc.	9,888

251	Cree, Inc. (a)	14

6,798	Cypress Semiconductor Corp.	151

4,219	Entegris, Inc.	157

1,554	First Solar, Inc. (a)	102

87,950	Intel Corp.	4,210

8,586	KLA-Tencor Corp.	1,015

7,423	Lam Research Corp.	1,394

10,905	Marvell Technology Group Ltd.	260

9,050	Maxim Integrated Products, Inc.	541

7,133	Microchip Technology, Inc.	618

21,746	Micron Technology, Inc. (a)	839

1,015	MKS Instruments, Inc.	79

2,166	Monolithic Power Systems, Inc.	294

59,302	NVIDIA Corp.	9,740

22,242	NXP Semiconductors N.V.	2,171

8,088	ON Semiconductor Corp. (a)	163

2,385	Qorvo, Inc. (a)	159

107,357	Qualcomm, Inc.	8,168

3,894	Skyworks Solutions, Inc.	301

8,838	Teradyne, Inc.	423

50,456	Texas Instruments, Inc.	5,791

2,224	Universal Display Corp.	418

5,677	Versum Materials, Inc.	293

13,486	Xilinx, Inc.	1,590

		53,006

	Software — 11.03%

1,829	2U, Inc. (a)	69

64,685	Adobe Systems, Inc. (a)	19,059

1,425	Alteryx, Inc. (a)	155

2,571	Anaplan, Inc. (a)	130

4,396	ANSYS, Inc. (a)	900

3,631	Aspen Technology, Inc. (a)	451

5,442	Atlassian Corp. PLC, Class – A (a)	712

10,001	Autodesk, Inc. (a)	1,629

1,336	Avalara, Inc. (a)	96

14,727	Cadence Design Systems, Inc. (a)	1,043

12,209	CDK Global, Inc.	604

2,743	Ceridian HCM Holding, Inc. (a)	138

7,982	Citrix Systems, Inc.	783

1,918	Coupa Software, Inc. (a)	243

6,428	DocuSign, Inc. (a)	320

6,632	Dropbox, Inc. (a)	166

1,262	Elastic N.V. (a)	94

Shares	Security Description	Value (000)

	Software (continued)

6,726	Fair Isaac Corp. (a)	$2,112

10,204	FireEye, Inc. (a)	151

7,726	Fortinet, Inc. (a)	594

4,261	Guidewire Software, Inc. (a)	432

1,248	HubSpot, Inc. (a)	213

13,209	Intuit, Inc.	3,452

985	LogMeln, Inc.	73

3,318	Manhattan Associates, Inc. (a)	230

534,388	Microsoft Corp.	71,586

1,468	New Relic, Inc. (a)	127

5,410	Nuance Communications, Inc. (a)	86

7,366	Nutanix, Inc., Class – A (a)	191

122,886	Oracle Corp.	7,001

314	Pagerduty, Inc.	15

2,563	Paycom Software, Inc. (a)	581

1,016	Paylocity Holding Corp. (a)	95

2,054	Pegasystems, Inc.	146

3,082	Pluralsight, Inc., Class – A (a)	93

2,780	Proofpoint, Inc. (a)	334

5,725	PTC, Inc. (a)	514

3,985	RealPage, Inc. (a)	235

18,712	Red Hat, Inc. (a)	3,513

3,630	RingCentral, Inc., Class – A (a)	417

122,582	Salesforce.com, Inc. (a)	18,599

12,136	SAP AG, ADR	1,660

31,127	ServiceNow, Inc. (a)	8,547

2,670	Smartsheet, Inc. (a)	129

982	SolarWinds Corp. (a)	18

35,964	Splunk, Inc. (a)	4,522

36,471	SS&C Technologies Holdings, Inc.	2,101

12,206	Symantec Corp.	266

7,612	Synopsys, Inc. (a)	980

3,913	Tableau Software, Inc., Class – A (a)	650

31,191	Talend SA, ADR (a)	1,204

1,189	The Trade Desk, Inc. (a)	271

2,013	Tyler Technologies, Inc. (a)	435

4,066	VMware, Inc., Class – A	680

39,184	Workday, Inc., Class – A (a)	8,055

22,882	Zendesk, Inc. (a)	2,037

1,926	Zscaler, Inc. (a)	148

		169,085

	Specialty Retail — 2.22%

3,624	Advance Auto Parts, Inc.	559

1,052	AutoNation, Inc. (a)	44

1,686	AutoZone, Inc. (a)	1,854

6,359	Best Buy Co., Inc.	443

4,493	Burlington Stores, Inc. (a)	764

6,511	CarMax, Inc. (a)	565

1,241	Carvana Co. (a)	78

1,459	Dick’s Sporting Goods, Inc.	51

1,716	Five Below, Inc. (a)	206

3,408	Floor & Decor Holdings, Inc., Class – A (a)	143

2,517	Foot Locker, Inc.	106

10,690	Gap, Inc.	192

5,574	L Brands, Inc.	145

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Specialty Retail (continued)

42,655	Lowe’s Companies, Inc.	$4,304

874	Michaels Companies, Inc. The (a)	8

5,036	O’Reilly Automotive, Inc. (a)	1,860

682	Penske Automotive Group, Inc.	32

20,834	Ross Stores, Inc.	2,065

69,429	The Home Depot, Inc.	14,440

70,792	The TJX Companies, Inc.	3,743

2,351	Tiffany & Co.	220

8,181	Tractor Supply Co.	890

3,554	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,233

1,510	Urban Outfitters, Inc. (a)	34

2,027	Williams-Sonoma, Inc.	132

		34,111

	Technology Hardware, Storage & Peripherals — 4.10%

303,379	Apple, Inc.	60,045

6,357	Dell Technologies, Inc. (a)	323

27,362	Hewlett Packard Enterprise Co.	409

33,530	HP, Inc.	697

6,239	NCR Corp. (a)	194

13,189	NetApp, Inc.	814

10,685	Pure Storage, Inc., Class – A (a)	163

5,536	Western Digital Corp.	263

3,898	Xerox Corp.	138

		63,046

	Textiles, Apparel & Luxury Goods — 1.55%

4,771	Capri Holdings Ltd. (a)	165

1,619	Carter’s, Inc.	158

1,193	Columbia Sportswear Co.	119

20,752	Hanesbrands, Inc.	358

73,013	Kering SA, ADR	4,308

885	Kontoor Brands, Inc. (a)	25

26,216	Lululemon Athletica, Inc. (a)	4,724

135,681	NIKE, Inc., Class – B	11,391

1,459	PVH Corp.	138

1,030	Ralph Lauren Corp.	117

4,137	Skechers USA, Inc., Class – A (a)	130

5,584	Tapestry, Inc.	177

7,906	Under Armour, Inc., Class – A (a)	200

8,130	Under Armour, Inc., Class – C (a)	180

17,874	V.F. Corp.	1,562

		23,752

	Thrifts & Mortgage Finance — 0.01%

241	LendingTree, Inc. (a)	101

8,783	New York Community Bancorp, Inc.	88

866	TFS Financial Corp.	16

		205

	Tobacco — 0.42%

77,345	Altria Group, Inc.	3,663

35,521	Philip Morris International, Inc.	2,789

		6,452

	Trading Companies & Distributors — 0.18%

2,084	Air Lease Corp.	86

28,576	Fastenal Co.	931

Shares	Security Description	Value (000)

	Trading Companies & Distributors (continued)

7,194	HD Supply Holdings, Inc. (a)	$290

881	MSC Industrial Direct Co., Inc., Class – A	65

3,474	United Rentals, Inc. (a)	461

2,351	Univar, Inc. (a)	52

2,993	W.W. Grainger, Inc.	803

605	Watsco, Inc.	99

897	WESCO International, Inc. (a)	45

		2,832

	Transportation Infrastructure — 0.00%

1,513	Macquarie Infrastructure Corp.	61

	Water Utilities — 0.07%

7,306	American Water Works Co., Inc.	847

4,172	Aqua America, Inc.	173

		1,020

	Wireless Telecommunication Services — 0.17%

12,289	Sprint Nextel Corp. (a)	81

1,878	Telephone & Data Systems, Inc.	57

33,427	T-Mobile USA, Inc. (a)	2,478

91	U.S. Cellular Corp. (a)	4

		2,620

	Total Common Stocks	1,450,126

Principal Amount (000)

	U.S. Treasury Obligation — 0.01%

$85	U.S. Treasury Bill, 2.05%, 9/12/19 (b)(c)	85

	Total U.S. Treasury Obligation	85

Shares
	Exchange-Traded Funds — 0.03%

1,539	iShares Russell 1000 ETF	251

946	Vanguard S&P 500 ETF	254

	Total Exchange-Traded Funds	505

	Investment Companies — 4.76%

1,635,175	Federated Treasury Obligations Fund, Institutional Shares, 2.22%^^ (d)	1,635

71,518,504	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (d)	71,519

	Total Investment Companies	73,154

Principal Amount (000)

	Repurchase Agreement — 0.15%

$2,278	Jefferies LLC, 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $2,278,300 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $2,323,389)^^	2,278

	Total Repurchase Agreement	2,278

	Total Investments (cost $1,154,685) — 99.36%	1,526,148
	Other assets in excess of liabilities — 0.64%	9,811

	Net Assets — 100.00%	$1,535,959

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2019

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $3,844 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.

(a)	Represents non-income producing security.

(b)	The rate disclosed represents effective yield at purchase.
(c)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(d)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Institutional Growth Equity Portfolio	Jennison Associates, LLC	Mellon Investments Corporation*	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	19.22%	75.19%	—	—	94.41%

U.S. Treasury Obligation	—	0.01%	—	—	0.01%

Exchange-Traded Fund	—	0.03%	—	—	0.03%

Investment Companies	0.10%	0.08%	3.89%	0.69%	4.76%

Repurchase Agreement	0.15%	—	—	—	0.15%

Other Assets (Liabilities)	0.09%	0.23%	0.32%	0.00%	0.64%

Total Net Assets	19.56%	75.54%	4.21%	0.69%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini Nasdaq 100 Future	202	9/20/19	$31,083	$234

E-Mini S&P 500 Future	404	9/20/19	59,473	209

E-Mini S&P Midcap 400 Future	4	9/20/19	780	18

			$91,336	$461

	Total Unrealized Appreciation			$461
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$461

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 93.95%

	Aerospace & Defense — 1.13%

1,174	AAR Corp.	$43

3,994	Axon Enterprise, Inc. (a)	256

7,000	CPI Aerostructures, Inc. (a)	59

1,610	Curtiss-Wright Corp.	205

118	Ducommun, Inc. (a)	5

18,363	Kratos Defense & Security Solutions, Inc. (a)	421

42	Mercury Systems, Inc. (a)	3

26	National Presto Industries, Inc.	2

7,353	Wesco Aircraft Holdings, Inc. (a)	82

		1,076

	Air Freight & Logistics — 0.10%

222	Atlas Air Worldwide Holdings, Inc. (a)	10

1,032	Hub Group, Inc., Class – A (a)	43

7,398	Radiant Logistics, Inc. (a)	46

		99

	Airlines — 3.62%

2,331	Alaska Air Group, Inc.	149

167	Allegiant Travel Co.	24

17,650	American Airlines Group, Inc.	576

15,057	Azul SA, ADR (a)	504

2,541	Hawaiian Holdings, Inc.	70

15,456	JetBlue Airways Corp. (a)	286

17,254	Mesa Air Group, Inc. (a)	158

49	SkyWest, Inc.	3

13,960	United Continental Holdings, Inc. (a)	1,221

50,044	Volaris Aviation Holding Co., ADR (a)	469

		3,460

	Auto Components — 1.55%

4,582	BorgWarner, Inc.	192

2,600	Cooper Tire & Rubber Co.	82

19,957	Dana Holding Corp.	398

2,655	Fox Factory Holding Corp. (a)	219

5,687	Garrett Motion, Inc. (a)	87

475	Gentherm, Inc. (a)	20

7,079	Modine Manufacturing Co. (a)	101

4,535	Motorcar Parts of America, Inc. (a)	97

3,313	Stoneridge, Inc. (a)	105

5,587	Strattec Security Corp.	135

833	Visteon Corp. (a)	49

		1,485

	Automobiles — 0.00%

88	Winnebago Industries, Inc.	3

	Banks — 5.39%

765	1st Source, Inc.	35

66	American National Bankshares, Inc.	3

1,260	Ameris BanCorp	49

11,900	Associated Banc-Corp.	252

242	Bank of Commerce Holdings	3

696	Bank of N.T. Butterfield & Son Ltd. (The)	24

4,289	Banner Corp.	232

2,377	Berkshire Hills BanCorp, Inc.	75

2,815	Brookline BanCorp, Inc.	43

38	C&F Financial Corp.	2

Shares	Security Description	Value (000)

	Banks (continued)

4,697	Centerstate Bank Corp.	$108

56	Chemung Financial Corp.	3

438	City Holding Co.	33

92	CNB Financial Corp.	3

7,044	Columbia Banking System, Inc.	255

48	Community Trust Bancorp, Inc.	2

2,072	Cullen/Frost Bankers, Inc.	194

46	Eagle BanCorp, Inc.	2

2,800	Enterprise Financial Services Corp.	116

959	FB Financial Corp.	35

104	Fidelity Southern Corp.	3

65	Financial Institutions, Inc.	2

375	First Bancorp	14

30,889	First BanCorp	341

1,694	First Busey Corp.	45

7	First Citizens BancShares, Inc., Class – A	3

3,326	First Commonwealth Financial Corp.	45

77	First Community Bancshares, Inc.	3

106	First Financial BanCorp	3

46	First Financial Corp.	2

11,739	First Horizon National Corp.	175

127	First Internet BanCorp	3

61	First Interstate BancSystem, Inc., Class – A	2

8,529	First Midwest Bancorp, Inc.	175

848	First Northwest BanCorp	14

193	First United Corp.	4

908	FNCB Bancorp, Inc.	7

46	Great Southern Bancorp, Inc.	3

63	Hancock Holding Co.	3

1,028	Heartland Financial USA, Inc.	46

1,239	Heritage Financial Corp.	37

945	Hilltop Holdings, Inc.	20

18,931	Hope Bancorp, Inc.	261

148	Horizon Bancorp, Inc.	2

2,191	Iberiabank Corp.	166

116	Independent Bank Corp.	3

63	International Bancshares Corp.	2

6,730	Investors Bancorp, Inc.	75

148	Lakeland Bancorp, Inc.	2

889	Lakeland Financial Corp.	42

1,818	MidSouth Bancorp, Inc.	22

1,050	National Bank Holdings Corp., Class – A	38

50	National Bankshares, Inc.	2

1,255	NBT Bancorp, Inc.	47

61	Northrim BanCorp, Inc.	2

557	OFG Bancorp	13

133	Old National Bancorp	2

545	Pacific Mercantile BanCorp (a)	4

2,304	Pacific Premier Bancorp, Inc.	71

2,895	PacWest Bancorp	112

444	Park National Corp.	44

79	Peoples Bancorp, Inc.	3

5,762	Popular, Inc.	313

141	Premier Financial Bancorp, Inc.	2

1,153	S & T BanCorp, Inc.	43

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Banks (continued)

1,171	Sandy Spring BanCorp, Inc.	$41

8,214	Seacoast Banking Corporation of Florida (a)	209

102	Sierra Bancorp	3

682	Southside Bancshares, Inc.	22

936	Spirit of Texas Bancshares, Inc. (a)	21

5,061	Synovus Financial Corp.	177

6,923	TCF Financial Corp.	144

3,211	Texas Capital Bancshares, Inc. (a)	197

519	Tompkins TrustCo, Inc.	42

4,933	TriCo Bancshares	186

101	Triumph Bancorp, Inc. (a)	3

67	Trustmark Corp.	2

109	Umpqua Holdings Corp.	2

7,590	Webster Financial Corp.	362

761	Westamerica Bancorp	47

		5,148

	Beverages — 0.00%

705	Celsius Holdings, Inc. (a)	3

	Biotechnology — 2.96%

389	Acadia Pharmaceuticals, Inc. (a)	10

4,670	Adamas Pharmaceuticals, Inc. (a)	29

9,765	ADMA Biologics, Inc.^ (a)	38

15,661	Aduro Biotech, Inc. (a)	24

1,902	Aimmune Therapeutics, Inc. (a)	40

210	Amicus Therapeutics, Inc. (a)	3

468	Apellis Pharmaceuticals, Inc. (a)	12

716	Aptinyx, Inc. (a)	2

4,507	Ardelyx, Inc. (a)	12

643	Arena Pharmaceuticals, Inc. (a)	38

406	ArQule, Inc. (a)	4

727	Array BioPharma, Inc. (a)	34

1,119	Arrowhead Pharmaceuticals, Inc. (a)	30

1,184	Ascendis Pharma A/S, ADR (a)	136

482	Audentes Therapeutics, Inc. (a)	18

394	Biohaven Pharmaceutical Holding Co. Ltd. (a)	17

74	Blueprint Medicines Corp. (a)	7

423	CareDx, Inc. (a)	15

8,011	Chimerix, Inc. (a)	35

181	Coherus Biosciences, Inc. (a)	4

6,038	Corvus Pharmaceuticals, Inc. (a)	23

311	Cue BioPharma, Inc. (a)	3

133	Denali Therapeutics, Inc. (a)	3

116	Emergent BioSolutions, Inc. (a)	6

32	Enanta Pharmaceuticals, Inc. (a)	3

210	Epizyme, Inc. (a)	3

292	Fate Therapeutics, Inc. (a)	6

1,639	Fortress Biotech, Inc. (a)	2

150	G1 Therapeutics, Inc. (a)	5

252	Global Blood Therapeutics, Inc. (a)	13

6,483	Idera Pharmaceuticals, Inc. (a)	17

4,339	Intrexon Corp. (a)	33

179	Invitae Corp. (a)	4

1,370	Iovance Biotherapeutics, Inc. (a)	34

6,964	Jounce Therapeutics, Inc. (a)	34

Shares	Security Description	Value (000)

	Biotechnology (continued)

29,600	Kindred Biosciences, Inc. (a)	$247

21	Ligand Pharmaceuticals, Inc., Class – B (a)	2

2,921	MEI Pharma, Inc.	7

5,744	Mersana Therapeutics, Inc. (a)	23

5,131	Minerva Neurosciences, Inc. (a)	29

5,845	Miragen Therapeutics, Inc. (a)	12

1,302	Mirati Therapeutics, Inc. (a)	134

217	Momenta Pharmaceuticals, Inc. (a)	3

7,598	Mustang Bio, Inc. (a)	28

12,775	Myriad Genetics, Inc. (a)	354

432	Natera, Inc. (a)	12

1,780	Neurocrine Biosciences, Inc. (a)	150

4,958	Novavax, Inc. (a)	29

17,314	OPKO Health, Inc. (a)	42

918	Pieris Pharmaceuticals, Inc. (a)	4

4,694	PolarityTE, Inc. (a)	27

570	PTC Therapeutics, Inc. (a)	26

9,942	Recro Pharma, Inc. (a)	101

412	Regenxbio, Inc. (a)	21

3,313	Repligen Corp. (a)	285

2,254	Rubius Therapeutics, Inc. (a)	35

560	Sage Therapeutics, Inc. (a)	103

5,441	Sangamo BioSciences, Inc. (a)	59

9,634	Savara, Inc. (a)	23

1,154	Selecta Biosciences, Inc. (a)	2

5,108	Seres Therapeutics, Inc. (a)	16

5,795	Solid Biosciences, Inc. (a)	33

890	Spark Therapeutics, Inc. (a)	91

4,566	Spectrum Pharmaceuticals, Inc. (a)	39

5,283	Syndax Pharmaceuticals, Inc. (a)	49

4,284	Tocagen, Inc. (a)	29

159	Vericel Corp. (a)	3

2,222	Xencor, Inc. (a)	91

1,685	Xoma Corp.^ (a)	25

		2,831

	Building Products — 1.61%

3,545	Builders FirstSource, Inc. (a)	60

6,744	Gibraltar Industries, Inc. (a)	272

16,908	Jeld-Wen Holding, Inc. (a)	359

5,330	Masonite International Corp. (a)	281

5,701	Trex Company, Inc. (a)	409

4,158	Universal Forest Products, Inc.	158

		1,539

	Capital Markets — 2.02%

7,147	Artisan Partners Asset Management, Inc., Class – A	197

2,071	Blucora, Inc. (a)	63

3,151	Brightsphere Investment Group	36

15,475	Cowen Group, Inc., Class – A (a)	266

1,360	Focus Financial Partners, Inc., Class – A (a)	37

5,473	Gain Capital Holdings, Inc.	23

6,478	Greenhill & Co., Inc.	88

184	Hamilton Lane, Inc.	10

75	Houlihan Lokey, Inc.	3

5,102	LPL Financial Holdings, Inc.	416

34	Piper Jaffray Companies, Inc.	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Capital Markets (continued)

3,287	Raymond James Financial, Inc.	$278

12,000	Safeguard Scientifics, Inc. (a)	145

3,724	Stifel Financial Corp.	220

5,752	Victory Capital Holdings, Inc., Class – A (a)	99

2,479	Waddell & Reed Financial, Inc., Class – A	41

		1,925

	Chemicals — 1.72%

2,448	Albemarle Corp.	172

48	Cabot Corp.	2

2,785	Ferro Corp. (a)	44

6,817	FMC Corp.	566

158	Huntsman Corp.	3

11,784	Kraton Performance Polymers, Inc. (a)	366

300	Kronos Worldwide, Inc.	5

4,552	LSB Industries, Inc. (a)	18

498	NewMarket Corp.	200

2,044	Orion Engineered Carbons SA	44

57	Stepan Co.	5

17,314	Tronox Holdings PLC, Class – A	221

		1,646

	Commercial Services & Supplies — 1.52%

2,734	ABM Industries, Inc.	109

11,982	Aqua Metals, Inc. (a)	20

9,512	ARC Document Solutions, Inc. (a)	19

2,196	BrightView Holdings, Inc. (a)	41

1,307	Casella Waste Systems, Inc. (a)	52

7,424	CECO Environmental Corp. (a)	71

14,415	Covanta Holding Corp.	258

1,210	Deluxe Corp.	49

93	Ennis, Inc.	2

461	Herman Miller, Inc.	21

19,824	Interface, Inc.	305

125	Knoll, Inc.	3

7,429	LSC Communications, Inc.	27

1,170	Matthews International Corp., Class – A	41

2,448	McGrath RentCorp	152

1,454	Mobile Mini, Inc.	44

703	Multi-Color Corp.	35

14,069	RR Donnelley & Sons Co.	28

9,718	Steelcase, Inc., Class – A	166

15	UniFirst Corp.	3

133	US Ecology, Inc.	8

48	VSE Corp.	1

		1,455

	Communications Equipment — 0.70%

7,622	Acacia Communications, Inc. (a)	360

225	Ciena Corp. (a)	9

673	Clearfield, Inc. (a)	9

129	Comtech Telecommunications Corp.	4

682	DASAN Zhone Solutions, Inc. (a)	9

27,100	EMCORE Corp. (a)	89

451	Finisar Corp. (a)	10

266	KVH Industries, Inc. (a)	3

Shares	Security Description	Value (000)

	Communications Equipment (continued)

550	Lumentum Holdings, Inc. (a)	$29

23,500	PC-Telephone, Inc.	104

1,108	Plantronics, Inc.	41

226	Viavi Solutions, Inc. (a)	3

		670

	Construction & Engineering — 2.67%

1,546	Ameresco, Inc., Class – A (a)	23

38	Arcosa, Inc.	1

505	Dycom Industries, Inc. (a)	30

1,213	EMCOR Group, Inc.	107

3,625	Granite Construction, Inc.	175

35,385	KBR, Inc.	883

10,714	MasTec, Inc. (a)	552

107	MYR Group, Inc. (a)	4

10,158	Orion Group Holdings, Inc. (a)	27

50,978	Tutor Perini Corp. (a)	707

2,938	Willscot Corp. (a)	44

		2,553

	Construction Materials — 0.58%

1,627	Eagle Materials, Inc., Class – A	151

11,106	Forterra, Inc. (a)	55

1,058	Martin Marietta Materials, Inc.	243

5,497	Summit Materials, Inc., Class – A (a)	106

		555

	Consumer Finance — 0.61%

602	Elevate Credit, Inc. (a)	2

137	Encore Capital Group, Inc. (a)	5

5,454	Green Dot Corp., Class – A (a)	266

23,416	LendingClub Corp. (a)	77

3,671	Medallion Financial Corp.	25

43	Nelnet, Inc., Class – A	3

7,211	PRA Group, Inc. (a)	203

24	World Acceptance Corp. (a)	4

		585

	Containers & Packaging — 0.39%

1,316	AptarGroup, Inc.	164

14,890	Graphic Packaging Holding Co.	208

		372

	Distributors — 0.10%

74	Core-Mark Holding Co., Inc.	3

2,924	Greenlane Holdings, Inc., Class – A	28

340	Pool Corp.	65

		96

	Diversified Consumer Services — 1.82%

23,379	Career Education Corp. (a)	446

9,578	Chegg, Inc. (a)	370

7,950	Frontdoor, Inc. (a)	346

127	Grand Canyon Education, Inc. (a)	15

1,916	K12, Inc. (a)	58

2,273	OneSpaWorld Holdings Ltd. (a)	35

4,110	Regis Corp. (a)	68

2,055	Strategic Education, Inc.	366

1,949	Weight Watchers International, Inc. (a)	37

		1,741

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Diversified Financial Services — 0.31%

869	Banco Latinoamericano de Comercio Exterior SA, Class – E	$18

2,195	Cannae Holdings, Inc. (a)	64

2,605	FGL Holdings, Inc.	22

9,830	Jefferies Financial Group, Inc.	189

99	Marlin Business Services Corp.	2

		295

	Diversified Telecommunication Services — 1.18%

45	ATN International, Inc.	3

10,951	Cogent Communications Group, Inc.	650

17,183	Frontier Communications Corp.^ (a)	30

5,817	IDT Corp. (a)	55

5,781	Intelsat SA (a)	112

221	Iridium Communications, Inc. (a)	5

34,500	ORBCOMM, Inc. (a)	250

2,565	Vonage Holdings Corp. (a)	29

		1,134

	Electric Utilities — 0.28%

1,522	El Paso Electric Co.	101

3,048	Genie Energy Ltd.	32

98	Hawaiian Electric Industries, Inc.	4

33	IDACORP, Inc.	3

826	MGE Energy, Inc.	60

1,016	Otter Tail Corp.	54

158	PNM Resources, Inc.	8

73	Portland General Electric Co.	4

		266

	Electrical Equipment — 0.53%

2,910	Bloom Energy Corp., Class – A (a)	36

2,961	Encore Wire Corp.	174

6,632	Energous Corp. (a)	29

1,012	EnerSys	69

25,300	Orion Energy Systems, Inc. (a)	75

6,717	Sunrun, Inc. (a)	126

		509

	Electronic Equipment, Instruments & Components — 4.04%

501	Airgain, Inc. (a)	7

5,667	Anixter International, Inc. (a)	338

75	Benchmark Electronics, Inc.	2

25,926	Celestica, Inc. (a)	177

34	Dolby Laboratories, Inc., Class – A	2

47	ePlus, Inc. (a)	3

3,045	Fabrinet (a)	152

23,705	Flextronics International Ltd. (a)	227

2,994	Insight Enterprises, Inc. (a)	174

565	IPG Photonics Corp. (a)	87

641	Iteris, Inc. (a)	3

6,411	Itron, Inc. (a)	402

16,705	Jabil Circuit, Inc.	529

3,712	KEMET Corp.	70

131	Kimball Electronics, Inc. (a)	2

2,844	Knowles Corp. (a)	52

1,065	Littelfuse, Inc.	188

Shares	Security Description	Value (000)

	Electronic Equipment, Instruments & Components (continued)

3,748	Methode Electronics, Inc.	$107

1,420	OSI Systems, Inc. (a)	160

64	PC Connection, Inc.	2

3,113	PCM, Inc. (a)	109

19,900	Perceptron, Inc. (a)	89

37	Plexus Corp. (a)	2

4,193	Rogers Corp. (a)	725

59	Sanmina Corp. (a)	2

7,278	ScanSource, Inc. (a)	237

34	SYNNEX Corp.	3

22	Tech Data Corp. (a)	2

327	TTM Technologies, Inc. (a)	3

135	Vishay Intertechnology, Inc.	2

		3,858

	Energy Equipment & Services — 1.87%

12,200	Aspen Aerogels, Inc. (a)	87

16,664	C&J Energy Services, Inc. (a)	196

1,846	Dril-Quip, Inc. (a)	89

11,333	Ensco Rowan PLC, Class – A	97

6,271	Franks International N.V. (a)	34

5,800	Gulf Island Fabrication, Inc. (a)	41

4,521	Independence Contract Drilling, Inc. (a)	7

4,545	Ion Geophysical (a)	37

1,547	Liberty Oilfield Services, Inc.	25

5,876	McDermott International, Inc. (a)	57

30,600	Mitcham Industries, Inc. (a)	121

13,776	Nabors Industries Ltd.	40

32,992	Noble Corp. PLC (a)	62

3,145	Oceaneering International, Inc. (a)	64

706	Oil States International, Inc. (a)	13

15,469	Profire Energy, Inc. (a)	23

4,360	RPC, Inc.	31

19,066	Smart Sand, Inc. (a)	47

5,818	TechnipFMC PLC	150

50,013	Transocean Ltd. (a)	321

18,800	US Silica Holdings, Inc.	240

		1,782

	Entertainment — 0.49%

58,000	Ballantyne Strong, Inc. (a)	187

8,685	Eros International PLC (a)	12

77,523	Global Eagle Entertainment, Inc. (a)	50

1,891	IMAX Corp. (a)	38

93	Liberty Braves Group (a)	3

13,406	Lions Gate Entertainment Corp., Class – B	156

88	Marcus Corp.	3

900	Rosetta Stone, Inc. (a)	21

		470

	Equity Real Estate Investment Trusts — 2.37%

2,510	Alexander & Baldwin, Inc.	58

3,912	American Finance Trust, Inc.	43

6,576	Bluerock Residential Growth REIT, Inc.	77

2,306	CareTrust REIT, Inc.	55

424	Chatham Lodging Trust	8

1,702	Chesapeake Lodging Trust	48

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Equity Real Estate Investment Trusts (continued)

2,766	Clipper Realty, Inc.	$31

224	CoreCivic, Inc.	5

536	CorePoint Lodging, Inc.	7

11,932	Corporate Office Properties Trust	314

1,335	Cousins Properties, Inc.	48

7,247	DiamondRock Hospitality Co.	75

2,374	EastGroup Properties, Inc.	275

6,646	Equity Commonwealth	216

1,350	Franklin Street Properties Corp.	10

1,197	Getty Realty Corp.	37

6,912	Global Medical REIT, Inc.	73

3,640	Global Net Lease, Inc.	71

2,387	Independence Realty Trust, Inc.	28

2,138	Industrial Logistics Property Trust	45

1,824	Innovative Industrial Properties, Inc.^	225

2,600	Jernigan Capital, Inc.	53

5,636	Lexington Realty Trust	53

1,093	LTC Properties, Inc.	50

2,118	Mack-Cali Realty Corp.	49

3,088	Monmouth Real Estate Investment Corp., Class – A	42

1,583	National Storage Affiliates	46

1,687	Office Properties Income Trust	44

24	PS Business Parks, Inc.	4

59	QTS Realty Trust, Inc., Class – L	3

128	RLJ Lodging Trust	2

2,941	RPT Realty	36

634	Saul Centers, Inc.	36

1,797	Senior Housing Properties Trust	15

1,124	Seritage Growth Properties	48

1,651	Summit Hotel Properties, Inc.	19

137	The Geo Group, Inc.	3

165	Universal Health Realty Income Trust	14

		2,266

	Food & Staples Retailing — 0.42%

1,437	Casey’s General Stores, Inc.	224

5,081	Chefs’ Warehouse Holdings LLC (a)	178

		402

	Food Products — 0.67%

517	Calavo Growers, Inc.	50

41	Cal-Maine Foods, Inc.	2

9,474	Darling Ingredients, Inc. (a)	188

1,375	Fresh Del Monte Produce, Inc.	37

382	Freshpet, Inc. (a)	17

4,840	Hostess Brands, Inc. (a)	70

1,554	J&J Snack Foods Corp.	250

39	John B. Sanfilippo & Son, Inc.	3

776	Simply Good Foods Co. (The) (a)	19

		636

	Gas Utilities — 0.35%

480	Chesapeake Utilities Corp.	46

776	Northwest Natural Holding Co.	54

680	South Jersey Industries, Inc.	23

38	Southwest Gas Corp.	3

Shares	Security Description	Value (000)

	Gas Utilities (continued)

3,977	UGI Corp.	$212

		338

	Health Care Equipment & Supplies — 6.81%

248	Abiomed, Inc. (a)	65

240	Avanos Medical, Inc. (a)	10

155	AxoGen, Inc. (a)	3

2,786	Cantel Medical Corp.	225

8,660	Cardiovascular Systems, Inc. (a)	372

3,520	Dexcom, Inc. (a)	527

2,568	Edwards Lifesciences Corp. (a)	474

3,936	Endologix, Inc. (a)	28

3,943	Glaukos Corp. (a)	297

642	Inogen, Inc. (a)	43

8,769	Insulet Corp. (a)	1,046

38	Integer Holdings Corp. (a)	3

3,080	Intricon Corp. (a)	72

5,703	Invacare Corp.	30

2,575	iRhythm Technologies, Inc. (a)	204

480	Lantheus Holdings, Inc. (a)	14

3,198	Neogen Corp. (a)	199

802	Neuronetics, Inc. (a)	10

953	Nevro Corp. (a)	62

5,642	Novocure Ltd. (a)	357

49	NuVasive, Inc. (a)	3

44	Quidel Corp. (a)	3

10,753	Rockwell Medical Technologies, Inc.^ (a)	32

11,309	STAAR Surgical Co. (a)	332

1,725	STERIS PLC	257

9,496	Tandem Diabetes Care, Inc. (a)	613

2,346	The Cooper Companies, Inc.	790

7,961	Varex Imaging Corp. (a)	244

1,494	West Pharmaceutical Services, Inc.	187

		6,502

	Health Care Providers & Services — 1.75%

9,339	Acadia Healthcare Company, Inc. (a)	327

126	Addus HomeCare Corp. (a)	9

415	American Renal Associates Holdings, Inc. (a)	3

599	AMN Healthcare Services, Inc. (a)	32

1,638	BioScrip, Inc. (a)	4

6,225	Brookdale Senior Living, Inc. (a)	45

13	Chemed Corp.	5

153	CorVel Corp. (a)	13

14,213	Diplomat Pharmacy, Inc. (a)	87

47	Encompass Health Corp.	3

1,883	Guardant Health, Inc. (a)	163

2,244	HealthEquity, Inc. (a)	147

2,094	LHC Group, Inc. (a)	250

373	Magellan Health Services, Inc. (a)	28

36	Molina Heathcare, Inc. (a)	5

488	National Healthcare Corp.	40

1,061	Patterson Companies, Inc.	24

203	Petiq, Inc. (a)	7

39	Providence Service Corp. (a)	2

954	R1 RCM, Inc. (a)	12

1,403	Select Medical Holdings Corp. (a)	22

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Health Care Providers & Services (continued)

2,414	Tenet Healthcare Corp. (a)	$50

174	The Ensign Group, Inc.	10

6,934	Triple-S Management Corp., Class – A (a)	165

1,828	U.S. Physical Therapy, Inc.	224

		1,677

	Health Care Technology — 0.84%

95	HMS Holdings Corp. (a)	3

2,294	Inspire Medical System, Inc. (a)	139

655	Medidata Solutions, Inc. (a)	59

157	NextGen Healthcare, Inc. (a)	3

3,154	Omnicell, Inc. (a)	271

4,876	Teladoc, Inc. (a)	325

		800

	Hotels, Restaurants & Leisure — 1.38%

265	Bloomin’ Brands, Inc.	5

28,100	Century Casinos, Inc. (a)	273

767	Denny’s Corp. (a)	16

508	DineEquity, Inc.	48

4,561	Eldorado Resorts, Inc. (a)	210

54	International Speedway Corp., Class – A	2

3,094	J. Alexander’s Holdings, Inc. (a)	35

731	Papa John’s International, Inc.	33

2,846	Planet Fitness, Inc., Class – A (a)	206

5,468	Potbelly Corp. (a)	28

1,599	RCI Hospitality Holdings, Inc.	28

2,571	Red Lion Hotels Corp. (a)	18

3,298	Target Hospitality Corp.	30

1,129	Twin River Worldwide Holdings, Inc.	34

996	Vail Resorts, Inc.	222

1,426	Wingstop, Inc.	135

		1,323

	Household Durables — 1.94%

286	Cavco Industries, Inc. (a)	45

5,884	Century Communities, Inc. (a)	156

22,852	Green Brick Partners, Inc. (a)	190

2,521	iRobot Corp. (a)	231

856	La-Z-Boy, Inc.	26

5,430	LGI Homes, Inc. (a)	388

720	MDC Holdings, Inc.	24

1,111	Meritage Homes Corp. (a)	57

1,412	Roku, Inc. (a)	128

1,910	Skyline Champion Corp. (a)	52

3,213	Sonos, Inc. (a)	36

2,716	Taylor Morrison Home Corp., Class – A (a)	57

1,592	TopBuild Corp. (a)	132

3,928	TRI Pointe Homes, Inc. (a)	47

229	Turtle Beach Corp.^ (a)	3

6,856	Universal Electronics, Inc. (a)	281

		1,853

	Household Products — 0.20%

135	Central Garden & Pet Co. (a)	4

112	Central Garden & Pet Co., Class – A (a)	3

3,387	Spectrum Brands Holdings, Inc.	182

		189

Shares	Security Description	Value (000)

	Independent Power and Renewable Electricity Producers — 0.10%

220	Clearway Energy, Inc., Class – C	$4

3,840	Pattern Energy Group, Inc.	88

		92

	Insurance — 3.25%

6,188	American Equity Investment Life Holding Co.	168

2,124	American Financial Group, Inc.	218

242	AMERISAFE, Inc.	15

4,273	Argo Group International Holdings Ltd.	316

4,844	AXIS Capital Holdings Ltd.	289

13,219	CNO Financial Group, Inc.	220

899	Employers Holdings, Inc.	38

1,301	Everest Re Group Ltd.	323

3,900	First American Financial Corp.	209

1,279	Genworth Financial, Inc., Class – A (a)	5

10,304	Goosehead Insurance, Inc.	493

328	James River Group Holdings	15

1,954	Kemper Corp.	169

655	Kinsale Capital Group, Inc.	60

262	MBIA, Inc. (a)	2

186	Safety Insurance Group, Inc.	18

999	State Auto Financial Corp.	35

6,016	Trupanion, Inc.^ (a)	217

83	Universal Insurance Holdings, Inc.	2

4,470	W.R. Berkley Corp.	295

		3,107

	Interactive Media & Services — 0.24%

129	Cars.com, Inc. (a)	3

9,238	QuinStreet, Inc. (a)	146

22,715	The Meet Group, Inc. (a)	79

		228

	Internet & Direct Marketing Retail — 0.56%

185	1-800-FLOWERS.COM, Inc., Class – A (a)	3

2,493	Etsy, Inc. (a)	153

11,058	Gaia, Inc. (a)	84

993	Shutterfly, Inc. (a)	50

872	Shutterstock, Inc.	34

6,576	Stitch Fix, Inc., Class – A (a)	211

		535

	IT Services — 2.42%

43,813	Alithya Group, Inc. (a)	115

1,899	Alliance Data Systems Corp.	266

62	Booz Allen Hamilton Holding Corp.	4

36,077	Brightcove, Inc. (a)	373

20	CACI International, Inc., Class – A (a)	4

1,374	Cardtronics PLC (a)	38

46	Cass Information Systems, Inc.	2

47	CoreLogic, Inc. (a)	2

95	CSG Systems International, Inc.	5

2,321	Euronet Worldwide, Inc. (a)	391

5,690	EVERTEC, Inc.	186

2,314	Global Payments, Inc.	371

1,480	Jack Henry & Associates, Inc.	198

1,433	LiveRamp Holdings, Inc. (a)	69

49	ManTech International Corp., Class – A	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	IT Services (continued)

11,798	MoneyGram International, Inc. (a)	$29

88	Perficient, Inc. (a)	3

5,892	PFSweb, Inc. (a)	24

32	Science Applications International Corp.	3

61	Sykes Enterprises, Inc. (a)	2

135	The Hackett Group, Inc.	2

69	TTEC Holdings, Inc.	3

925	Twilio, Inc., Class – A (a)	126

5,341	Verra Mobility Corp. (a)	70

677	Virtusa Corp. (a)	30

		2,319

	Leisure Products — 0.59%

4,452	Callaway Golf Co.	76

77	Johnson Outdoors, Inc., Class – A	6

33,540	Vista Outdoor, Inc. (a)	298

6,222	Yeti Holdings, Inc.^ (a)	180

		560

	Life Sciences Tools & Services — 1.02%

13	Bio-Rad Laboratories, Inc., Class – A (a)	4

102	Bruker Biosciences Corp.	5

2,503	Cambrex Corp. (a)	117

14,747	ENZO Biochem, Inc. (a)	50

14,446	Fluidigm Corp. (a)	178

113	Luminex Corp.	2

11,500	NeoGenomics, Inc. (a)	252

58	PRA Health Sciences, Inc. (a)	6

6,895	Qiagen N.V. (a)	280

2,540	Quanterix Corp. (a)	86

		980

	Machinery — 3.88%

14,064	Actuant Corp., Class – A	349

48	AGCO Corp.	4

3,201	Albany International Corp., Class – A	265

1,656	Chart Industries, Inc. (a)	127

675	Columbus McKinnon Corp.	28

646	ENPRO Industries, Inc.	41

3,382	Evoqua Water Technologies Co. (a)	48

1,842	Federal Signal Corp.	49

3,723	Freightcar America, Inc. (a)	22

83	Global Brass & Copper Holdings, Inc.	4

2,225	Harsco Corp. (a)	61

1,375	IDEX Corp.	237

1,220	ITT, Inc.	80

368	Kadant, Inc.	33

16,767	Kornit Digital Ltd. (a)	531

2,320	Lincoln Electric Holdings, Inc.	191

4,207	Manitex International, Inc. (a)	26

19,199	Meritor, Inc. (a)	467

151	Miller Industries, Inc.	5

47	Oshkosh Corp.	4

650	Proto Labs, Inc. (a)	75

19,243	REV Group, Inc.	277

1,356	SPX Corp. (a)	45

Shares	Security Description	Value (000)

	Machinery (continued)

1,977	SPX FLOW, Inc. (a)	$83

8,534	Terex Corp.	268

74	The Greenbrier Companies, Inc.	2

8,013	TriMas Corp. (a)	248

116	Trinity Industries, Inc.	2

150	Wabash National Corp.	2

940	WABCO Holdings, Inc. (a)	125

37	Woodward, Inc.	4

		3,703

	Marine — 0.29%

2,650	Kirby Corp. (a)	210

1,552	Matson, Inc.	60

8,963	Safe Bulkers, Inc. (a)	14

		284

	Media — 0.75%

10,764	Cardlytics, Inc. (a)	280

4,689	cbdMD, Inc.	28

1,658	Entercom Communications Corp.	10

11,574	Fluent, Inc. (a)	62

5,607	Gray Television, Inc. (a)	92

7,642	Lee Enterprises, Inc. (a)	17

1,269	MDC Partners, Inc., Class – A (a)	3

1,678	Nexstar Broadcasting Group, Inc., Class – A	169

8,565	Wideopenwest, Inc. (a)	62

		723

	Metals & Mining — 2.50%

5,446	Agnico-Eagle Mines Ltd.	279

31,610	Allegheny Technologies, Inc. (a)	796

6,566	Carpenter Technology Corp.	315

151	Commercial Metals Co.	3

3,643	Compass Minerals International, Inc.	200

48,583	Ferroglobe PLC	83

20,775	Hecla Mining Co.	37

767	Kaiser Aluminum Corp.	75

1,544	Materion Corp.	105

2,063	Olympic Steel, Inc.	28

34,333	Pan American Silver Corp.	444

990	Universal Stainless & Alloy Products, Inc. (a)	16

		2,381

	Mortgage Real Estate Investment Trusts — 0.46%

81	Apollo Commercial Real Estate Finance, Inc.	1

831	Arbor Realty Trust, Inc.	10

3,214	Ellington Residential Mortgage REIT	35

1,873	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	53

657	Invesco Mortgage Capital, Inc.	11

1,466	KKR Real Estate Finance Trust, Inc.	29

2,760	Ladder Capital Corp.	46

5,999	New York Mortgage Trust, Inc.	37

2,005	Pennymac Mortgage Investment Trust	44

8,825	Redwood Trust, Inc.	145

1,701	TPG RE Finance Trust, Inc.	33

		444

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Multiline Retail — 0.07%

1,289	Big Lots, Inc.	$37

529	Dillard’s, Inc., Class – A	33

		70

	Multi-Utilities — 0.05%

77	Avista Corp.	3

674	Unitil Corp.	41

		44

	Oil, Gas & Consumable Fuels — 2.85%

6,413	Callon Petroleum Co. (a)	42

29,809	Centennial Resource Development, Inc., Class – A (a)	226

6,155	CNX Resources Corp. (a)	45

570	Contura Energy, Inc. (a)	30

267	Delek US Holdings, Inc.	11

20,899	Energy Fuels, Inc. (a)	65

27,945	Euronav N.V.	264

23,305	GasLog Ltd.	336

5,738	Golar LNG Ltd.	106

4,763	Goodrich Petroleum Corp. (a)	62

2,956	Hallador Energy Co.	17

6,720	Matador Resources Co. (a)	134

4,557	Midstates Petroleum Co., Inc. (a)	27

6,702	Murphy Oil Corp.	165

25,917	Navigator Holdings Ltd. (a)	242

11,425	Noble Energy, Inc.	256

8,152	Oasis Petroleum, Inc. (a)	46

14,435	Overseas Shipholding Group, Inc. (a)	27

5,827	PDC Energy, Inc. (a)	210

6,780	QEP Resources, Inc. (a)	49

111	Scorpio Tankers, Inc.	3

3,236	Ship Finance International Ltd.	40

11,240	SM Energy Co.	141

7,823	SRC Energy, Inc. (a)	39

1,030	Talos Energy, Inc. (a)	25

2,594	Whiting Petroleum Corp. (a)	48

1,899	World Fuel Services Corp.	68

		2,724

	Paper & Forest Products — 0.05%

498	Boise Cascade Co.	14

67	Domtar Corp.	3

81	Schweitzer-Mauduit International, Inc.	3

1,490	Verso Corp. (a)	28

		48

	Personal Products — 0.09%

205	e.l.f. Beauty, Inc. (a)	3

2,449	Lifevantage Corp. (a)	32

331	Medifast, Inc.	42

16	Nu Skin Enterprises, Inc., Class – A	1

159	Revlon, Inc., Class – A (a)	3

32	USANA Health Sciences, Inc. (a)	3

		84

	Pharmaceuticals — 1.36%

4,466	Aerie Pharmaceuticals, Inc. (a)	131

Shares	Security Description	Value (000)

	Pharmaceuticals (continued)

10,482	Amneal Pharmaceuticals, Inc. (a)	$75

132	Amphastar Pharmaceuticals, Inc. (a)	3

759	Aratana Therapeutics, Inc. (a)	4

2,336	Arvinas, Inc. (a)	51

122	Catalent, Inc. (a)	7

15,800	Cumberland Pharmaceuticals, Inc. (a)	101

322	Dova Pharmaceuticals, Inc. (a)	5

7,697	EyePoint Pharmaceuticals, Inc.	13

4,007	Horizon Therapeutics PLC (a)	96

2,686	Innoviva, Inc. (a)	39

580	Intra-Cellular Therapies, Inc. (a)	8

5,647	Menlo Therapeutics, Inc. (a)	34

469	Myokardia, Inc. (a)	24

2,500	Nektar Therapeutics (a)	89

729	Ocular Therapeutix, Inc. (a)	3

200	Omthera Pharmaceuticals, Inc.	—

4,268	Pacira Pharmaceuticals, Inc. (a)	185

7,233	Paratek Pharmaceuticals, Inc. (a)	29

1,090	Phibro Animal Health Corp., Class – A	35

1,528	Prestige Brands Holdings, Inc. (a)	48

255	Reata Pharmaceuticals, Inc., Class – A (a)	24

5,676	Strongbridge BioPharma PLC	18

2,064	The Medicines Co. (a)	75

78,669	TherapeuticsMD, Inc.^ (a)	204

104	Wave Life Sciences Ltd. (a)	3

		1,304

	Professional Services — 0.62%

9,644	Acacia Research Corp. (a)	29

1,823	CBIZ, Inc. (a)	36

37	FTI Consulting, Inc. (a)	3

815	Huron Consulting Group, Inc. (a)	41

578	ICF International, Inc.	42

8,481	InnerWorkings, Inc. (a)	32

312	Kelly Services, Inc., Class – A	8

982	Kforce, Inc.	34

3,811	Navigant Consulting, Inc.	88

3,091	TriNet Group, Inc. (a)	210

120	TrueBlue, Inc. (a)	3

66	WageWorks, Inc. (a)	3

1,821	Willdan Group, Inc. (a)	68

		597

	Real Estate Management & Development — 0.31%

1,172	HFF, Inc., Class – A	53

4,841	Newmark Group, Inc., Class – A	43

40	Rafael Holdings, Inc., Class – B (a)	1

7,170	Realogy Holdings Corp.	52

856	Redfin Corp. (a)	15

8,025	Tejon Ranch Co. (a)	134

		298

	Road & Rail — 0.97%

93	ArcBest Corp.	3

8,178	Avis Budget Group, Inc. (a)	288

2,401	Hertz Global Holdings, Inc. (a)	38

7,342	Knight-Swift Transportation Holdings, Inc.	241

103	P.A.M. Transportation Services, Inc. (a)	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Road & Rail (continued)

4,259	Ryder System, Inc.	$248

1,217	Saia, Inc. (a)	79

7,233	YRC Worldwide, Inc. (a)	29

		932

	Semiconductors & Semiconductor Equipment — 5.36%

7,612	Adesto Technologies Corp. (a)	62

1,752	Advanced Energy Industries, Inc. (a)	99

4,563	Advanced Micro Devices, Inc. (a)	139

1,937	Ambarella, Inc. (a)	85

7,266	Amkor Technology, Inc. (a)	54

4,056	Brooks Automation, Inc.	157

58	Cirrus Logic, Inc. (a)	3

5,422	Cree, Inc. (a)	305

1,243	Cyberoptics Corp. (a)	20

14,781	Cypress Semiconductor Corp.	329

109	Diodes, Inc. (a)	4

126	Entegris, Inc.	5

5,452	FormFactor, Inc. (a)	85

14,000	GSI Technology, Inc. (a)	120

5,396	Inphi Corp. (a)	270

9,310	Lattice Semiconductor Corp. (a)	136

14,232	MA-COM Technology Solutions Holdings, Inc. (a)	215

6,088	Marvell Technology Group Ltd.	145

2,523	Maxim Integrated Products, Inc.	151

1,870	MKS Instruments, Inc.	146

4,539	Monolithic Power Systems, Inc.	615

1,306	Power Integrations, Inc.	105

6,321	Qorvo, Inc. (a)	421

9,967	Semtech Corp. (a)	479

1,572	Silicon Laboratories, Inc. (a)	163

6,838	SunPower Corp. (a)	73

3,122	Universal Display Corp.	587

12,464	Veeco Instruments, Inc. (a)	152

		5,125

	Software — 6.14%

7,753	2U, Inc. (a)	292

1,217	8x8, Inc. (a)	29

1,748	Alarm.com Holding, Inc. (a)	94

1,959	Alteryx, Inc. (a)	214

4,648	Asure Software, Inc. (a)	38

49	Avalara, Inc. (a)	4

11,389	Benefitfocus, Inc. (a)	308

6,062	Blackline, Inc. (a)	323

1,718	Coupa Software, Inc. (a)	218

855	Ebix, Inc.	43

3,154	Envestnet, Inc. (a)	216

436	Everbridge, Inc. (a)	39

83	Fair Isaac Corp. (a)	26

2,534	Five9, Inc. (a)	130

386	Forescout Technologies, Inc. (a)	13

2,078	Guidewire Software, Inc. (a)	211

1,202	HubSpot, Inc. (a)	205

29	J2 Global, Inc.	3

Shares	Security Description	Value (000)

	Software (continued)

107	LivePerson, Inc. (a)	$3

4,865	Model N, Inc. (a)	95

727	New Relic, Inc. (a)	63

20,476	Nuance Communications, Inc. (a)	326

1,909	Nutanix, Inc., Class – A (a)	50

2,950	Paylocity Holding Corp. (a)	277

1,141	Progress Software Corp.	50

1,749	Proofpoint, Inc. (a)	210

1,042	PROS Holdings, Inc. (a)	66

2,175	PTC, Inc. (a)	195

2,575	Q2 Holdings, Inc. (a)	197

32	Qualys, Inc. (a)	3

477	Rapid7, Inc. (a)	28

87,356	RealNetworks, Inc. (a)	166

612	RingCentral, Inc., Class – A (a)	70

2,117	ShotSpotter, Inc. (a)	94

28	SPS Commerce, Inc. (a)	3

2,946	SS&C Technologies Holdings, Inc.	170

1,703	SVMK, Inc. (a)	28

49,500	Synacor, Inc. (a)	77

8,923	Telaria, Inc. (a)	67

23,200	Telenav, Inc. (a)	186

623	The Trade Desk, Inc. (a)	142

40,520	TiVo Corp.	299

66	Upland Software, Inc. (a)	3

6,107	Veritone, Inc. (a)	51

60	Workiva, Inc. (a)	3

7,662	Yext, Inc. (a)	154

4,956	Zscaler, Inc. (a)	379

		5,861

	Specialty Retail — 1.48%

588	Asbury Automotive Group, Inc. (a)	50

7,691	Barnes & Noble Education, Inc. (a)	26

3,976	Bed Bath & Beyond, Inc.^	46

8,570	Boot Barn Holdings, Inc. (a)	305

6,820	Carvana Co. (a)	427

1,890	Citi Trends, Inc.	28

2,248	Designer Brands, Inc., Class – A	43

10,513	Express, Inc. (a)	29

123	Five Below, Inc. (a)	15

1,957	Floor & Decor Holdings, Inc., Class – A (a)	82

72	Group 1 Automotive, Inc.	6

2,386	Hudson Ltd., Class – A (a)	33

4,042	Michaels Companies, Inc. The (a)	35

610	Monro Muffler Brake, Inc.	52

813	National Vision Holdings, Inc. (a)	25

21,053	Office Depot, Inc.	43

53	Penske Automotive Group, Inc.	3

405	Sleep Number Corp. (a)	16

98	Sonic Automotive, Inc., Class – A	2

7,426	Sportsman’s Warehouse Holdings, Inc. (a)	28

14,085	Tailored Brands, Inc.	81

462	The Children’s Place Retail Stores, Inc.	44

293	Tilly’s, Inc., Class – A	2

		1,421

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Technology Hardware, Storage & Peripherals — 0.16%

2,700	Astronova, Inc.	$70

71	Electronics for Imaging, Inc. (a)	3

14,200	GlassBridge Enterprises, Inc. (a)	4

3,800	Super Micro Computer, Inc. (a)	73

		150

	Textiles, Apparel & Luxury Goods — 0.93%

2,038	Capri Holdings Ltd. (a)	71

2,058	Columbia Sportswear Co.	205

855	Deckers Outdoor Corp. (a)	150

1,033	Kontoor Brands, Inc. (a)	29

13,805	Lakeland Industries, Inc. (a)	155

4,100	Movado Group, Inc.	111

6,374	Wolverine World Wide, Inc.	176

		897

	Thrifts & Mortgage Finance — 0.69%

1,657	Axos Financial, Inc. (a)	45

261	ESSA Bancorp, Inc.	4

55	Federal Agricultural Mortgage Corp., Class – C	4

88	First Defiance Financial Corp.	3

1,244	Flagstar Bancorp, Inc.	41

79	HomeStreet, Inc. (a)	2

3,110	Kearny Financial Corp. of Maryland	41

7	LendingTree, Inc. (a)	3

228	MGIC Investment Corp. (a)	3

4,468	NMI Holdings, Inc. (a)	127

1,743	OceanFirst Financial Corp.	43

3,080	OP Bancorp	33

1,418	PennyMac Financial Services, Inc.	31

209	Prudential Bancorp, Inc.	4

3,837	Riverview BanCorp, Inc.	33

263	TrustCo Bank Corp NY	2

880	Walker & Dunlop, Inc.	47

4,724	WSFS Financial Corp.	196

		662

	Tobacco — 0.36%

1,847	Pyxus International, Inc. (a)	28

104	Turning Point Brands, Inc.	5

4,399	Universal Corp.	267

4,098	Vector Group Ltd.	40

		340

	Trading Companies & Distributors — 1.85%

83	Air Lease Corp.	3

3,305	Aircastle Ltd.	70

7,304	Beacon Roofing Supply, Inc. (a)	268

10,855	BMC Stock Holdings, Inc. (a)	230

5,061	DXP Enterprises, Inc. (a)	192

83	GATX Corp.	7

412	H&E Equipment Services, Inc.	12

944	Herc Holdings, Inc. (a)	43

585	Kaman Corp.	37

11,059	MRC Global, Inc. (a)	189

3,321	NOW, Inc. (a)	49

1,140	Rush Enterprises, Inc., Class – A	42

Shares	Security Description	Value (000)

	Trading Companies & Distributors (continued)

3,195	SiteOne Landscape Supply, Inc. (a)	$221

2,263	Triton International Ltd.	74

1,540	Watsco, Inc.	252

51	WESCO International, Inc. (a)	3

1,283	Willis Lease Finance Corp. (a)	75

		1,767

	Transportation Infrastructure — 0.17%

4,004	Macquarie Infrastructure Corp.	162

	Water Utilities — 0.28%

839	American States Water Co.	63

600	California Water Service Group	30

495	Connecticut Water Service, Inc.	35

2,136	Consolidated Water Co. Ltd.	30

1,063	Global Water Resources, Inc.	11

628	Middlesex Water Co.	37

1,064	SJW Corp.	65

		271

	Wireless Telecommunication Services — 0.18%

30,363	Gogo, Inc.^ (a)	120

1,364	Shenandoah Telecommunications Co.	53

64	Spok Holdings, Inc.	1

		174

	Total Common Stocks	89,829

	Contingent Rights — 0.01%

	Biotechnology — 0.00%

1	Tobira Therapeutics, Inc. CVR (a)	—

	Chemicals — 0.00%

97	Schulman, Inc. CVR (a)	—

	Metals & Mining — 0.00%

176,955	Tahoe Resources, Inc. CVR (a)	—

	Road & Rail — 0.01%

2,401	Hertz Global Holdings, Inc. (a)	5

	Total Contingent Rights	5

	Investment Companies — 5.26%

58,100	180 Degree Capital Corp.^	113

8,000	Capital Southwest Corp.	168

457,363	Federated Treasury Obligations Fund, Institutional Shares, 2.22%^^ (b)	457

119,948	State Street Institutional Liquid Reserves Fund, Trust Class, 2.40% (b)	120

4,178,556	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (b)	4,179

	Total Investment Companies	5,037

Principal Amount (000)

	Repurchase Agreement — 0.67%

$637	Jefferies LLC, 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $637,246 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $649,858)^^	637

	Total Repurchase Agreement	637

	Total Investments (cost $70,980) — 99.89%	95,508
	Other assets in excess of liabilities — 0.11%	106

	Net Assets — 100.00%	$95,614

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2019

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $1,015 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.
(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Small Capitalization-Mid Capitalization Equity Portfolio	Advisory Research, Inc.	Ariel Investments, LLC	Frontier Capital Management Company, LLC	Parametric Portfolio Associates, LLC	Pzena Investment Management, LLC	HC Capital Solutions	Total
Common Stocks	14.66%	4.51%	39.26%	27.79%	7.73%	—	93.95%

Contingent Rights	—	—	—	0.01%	—	—	0.01%

Investment Companies	0.27%	0.29%	0.15%	1.37%	—	3.18%	5.26%

Repurchase Agreement	0.20%	0.01%	0.21%	0.25%	—	—	0.67%

Other Assets (Liabilities)	-0.40%	0.23%	0.28%	-0.27%	0.26%	0.01%	0.11%

Total Net Assets	14.73%	5.04%	39.90%	29.15%	7.99%	3.19%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Russell 2000 Mini Index Future	14	9/20/19	$1,097	$27

			$1,097	$27

	Total Unrealized Appreciation			$27
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$27

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 92.25%

	Aerospace & Defense — 1.24%

839	AAR Corp.	$31

1,841	Aerojet Rocketdyne Holdings, Inc. (a)	82

536	Aerovironment, Inc. (a)	30

609	Astronics Corp. (a)	24

10,222	Axon Enterprise, Inc. (a)	656

788	Cubic Corp.	51

270	Ducommun, Inc. (a)	12

25,259	Kratos Defense & Security Solutions, Inc. (a)	578

1,502	Maxar Technologies, Inc.^	12

1,346	Mercury Systems, Inc. (a)	95

807	Moog, Inc., Class – A	76

120	National Presto Industries, Inc.	11

452	Parsons Corp. (a)	17

1,249	Triumph Group, Inc.	29

289	Vectrus, Inc. (a)	12

9,485	Wesco Aircraft Holdings, Inc. (a)	105

		1,821

	Air Freight & Logistics — 0.11%

1,473	Air Transport Services Group, Inc. (a)	36

578	Atlas Air Worldwide Holdings, Inc. (a)	26

673	Echo Global Logistics, Inc. (a)	14

721	Forward Air Corp.	42

831	Hub Group, Inc., Class – A (a)	35

991	Radiant Logistics, Inc. (a)	6

		159

	Airlines — 3.06%

2,875	Alaska Air Group, Inc.	184

328	Allegiant Travel Co.	47

21,750	American Airlines Group, Inc.	709

18,438	Azul SA, ADR (a)	617

4,336	Hawaiian Holdings, Inc.	119

19,075	JetBlue Airways Corp. (a)	353

21,418	Mesa Air Group, Inc. (a)	196

1,263	SkyWest, Inc.	77

1,729	Spirit Airlines, Inc. (a)	83

17,087	United Continental Holdings, Inc. (a)	1,495

67,030	Volaris Aviation Holding Co., ADR (a)	629

		4,509

	Auto Components — 1.59%

2,171	Adient PLC	53

2,822	American Axle & Manufacturing Holdings, Inc. (a)	36

5,646	BorgWarner, Inc.	237

1,285	Cooper Tire & Rubber Co.	41

431	Cooper-Standard Holding, Inc. (a)	20

28,005	Dana Holding Corp.	557

679	Dorman Products, Inc. (a)	59

6,685	Fox Factory Holding Corp. (a)	552

12,608	Garrett Motion, Inc. (a)	194

854	Gentherm, Inc. (a)	36

616	LCI Industries	55

9,777	Modine Manufacturing Co. (a)	140

5,560	Motorcar Parts of America, Inc. (a)	119

531	Standard Motor Products, Inc.	24

Shares	Security Description	Value (000)

	Auto Components (continued)

4,781	Stoneridge, Inc. (a)	$151

1,234	Tenneco, Inc.	14

502	Tower International, Inc.	10

696	Visteon Corp. (a)	41

		2,339

	Automobiles — 0.02%

784	Winnebago Industries, Inc.	30

	Banks — 5.54%

177	1st Constitution Bancorp	3

386	1st Source, Inc.	18

174	ACNB Corp.	7

483	Allegiance Bancshares, Inc. (a)	16

329	Amalgamated Bank, Class – A	6

468	Amerant Bancorp, Inc. (a)	9

273	American National Bankshares, Inc.	11

1,217	Ameris BanCorp	48

222	Ames National Corp.	6

316	Arrow Financial Corp.	11

13,224	Associated Banc-Corp.	280

656	Atlantic Capital Bancshares, Inc. (a)	11

2,045	Atlantic Union Bankshares Corp.	72

1,139	Banc of California, Inc.	16

469	BancFirst Corp.	26

1,264	Bancorp, Inc. (a)	11

2,413	BancorpSouth Bank	70

140	Bank First Corp.	10

432	Bank of Commerce Holdings	5

329	Bank of Marin Bancorp	13

1,384	Bank of N.T. Butterfield & Son Ltd. (The)	47

141	Bank of Princeton (The)	4

167	Bankwell Financial Group, Inc.	5

868	Banner Corp.	47

384	Bar Harbor Bankshares, Inc.	10

259	Baycom Corp. (a)	6

375	BCB BanCorp, Inc.	5

1,166	Berkshire Hills BanCorp, Inc.	37

2,091	Boston Private Financial Holdings, Inc.	25

410	Bridge BanCorp, Inc.	12

1,977	Brookline BanCorp, Inc.	30

492	Bryn Mawr Bank Corp.	18

314	Business First Bancshares, Inc.	8

580	Byline BanCorp, Inc. (a)	11

83	C&F Financial Corp.	5

3,160	Cadence Bancorporation	66

107	Cambridge BanCorp	9

379	Camden National Corp.	17

175	Capital BanCorp, Inc. (a)	2

338	Capital City Bank Group, Inc.	8

361	Capstar Financial Holdings, Inc.	5

527	Carolina Financial Corp.	18

548	Carter Bank & Trust (a)	11

1,947	Cathay BanCorp, Inc.	70

468	CBTX, Inc.	13

13,568	Centerstate Bank Corp.	312

690	Central Pacific Financial Corp.	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Banks (continued)

295	Central Valley Community Bancorp	$6

73	Century Bancorp, Inc., Class – A	6

1,805	Chemical Financial Corp.	74

86	Chemung Financial Corp.	4

304	Citizens & Northern Corp.	8

405	City Holding Co.	31

376	Civista Bancshares, Inc.	8

375	CNB Financial Corp.	11

174	Coastal Financial Corp. (a)	3

214	Codorus Valley BanCorp, Inc.	5

180	Colony Bankcorp	3

1,853	Columbia Banking System, Inc.	67

1,281	Community Bank System, Inc.	84

540	Community Bankers Trust Corp.	5

121	Community Financial Corp. (The)	4

379	Community Trust Bancorp, Inc.	16

832	ConnectOne Bancorp, Inc.	19

701	Customers BanCorp, Inc. (a)	15

3,344	CVB Financial Corp.	70

84	DNB Financial Corp.	4

847	Eagle BanCorp, Inc.	46

214	Enterprise BanCorp, Inc.	7

4,689	Enterprise Financial Services Corp.	195

379	Equity Bancshares, Inc. (a)	10

144	Esquire Financial Holdings, Inc. (a)	4

108	Evans BanCorp, Inc.	4

252	Farmers & Merchants Banco	7

653	Farmers National Banc Corp.	10

428	FB Financial Corp.	16

68	Fidelity D&D BanCorp, Inc.	5

532	Fidelity Southern Corp.	16

407	Financial Institutions, Inc.	12

738	First Bancorp	27

37,013	First BanCorp	408

259	First Bancorp, Inc.	7

413	First Bancshares, Inc.	13

402	First Bank/Hamilton	5

1,301	First Busey Corp.	34

209	First Business Financial Services, Inc.	5

245	First Choice BanCorp	6

2,466	First Commonwealth Financial Corp.	33

371	First Community Bancshares, Inc.	13

2,456	First Financial BanCorp	59

3,280	First Financial Bankshares, Inc.	101

309	First Financial Corp.	12

248	First Financial Northwest, Inc.	4

983	First Foundation, Inc.	13

141	First Guaranty Bancshares, Inc.	3

13,799	First Horizon National Corp.	206

247	First Internet BanCorp	5

940	First Interstate BancSystem, Inc., Class – A	37

1,198	First Merchants Corp.	45

365	First Mid-Illinois Bancshares, Inc.	13

12,141	First Midwest Bancorp, Inc.	249

Shares	Security Description	Value (000)

	Banks (continued)

227	First Northwest BanCorp	$4

594	First of Long Island Corp. (The)	12

681	Flushing Financial Corp.	15

415	FNCB Bancorp, Inc.	3

339	Franklin Financial Network, Inc.	9

102	Franklin Financial Services Corp.	4

4,162	Fulton Financial Corp.	68

296	FVCBankcorp, Inc. (a)	6

585	German American BanCorp, Inc.	18

2,138	Glacier BanCorp, Inc.	87

279	Great Southern Bancorp, Inc.	17

1,443	Great Western Bancorp, Inc.	52

192	Guaranty Bancshares, Inc.	6

2,156	Hancock Holding Co.	86

763	Hanmi Financial Corp.	17

382	Harborone BanCorp, Inc. (a)	7

137	Hawthorn Bancshares, Inc.	4

823	Heartland Financial USA, Inc.	37

1,048	Heritage Commerce Corp.	13

924	Heritage Financial Corp.	27

1,826	Hilltop Holdings, Inc.	39

3,913	Home Bancshares, Inc.	75

449	Hometrust Bancshares, Inc.	11

20,146	Hope Bancorp, Inc.	278

940	Horizon Bancorp, Inc.	15

333	Howard BanCorp, Inc. (a)	5

4,042	Iberiabank Corp.	307

565	Independent Bank Corp.	12

837	Independent Bank Corp.	64

911	Independent Bank Group, Inc.	50

1,402	International Bancshares Corp.	53

242	Investar Holding Corp.	6

5,841	Investors Bancorp, Inc.	65

1,225	Lakeland Bancorp, Inc.	20

621	Lakeland Financial Corp.	29

311	LCNB Corp.	6

1,214	LegacyTexas Financial Group, Inc.	49

140	Level One BanCorp, Inc.	3

642	Live Oak Bancshares, Inc.	11

663	Macatawa Bank Corp.	7

224	Mackinac Financial Corp.	4

172	MainStreet Bancshares, Inc.	4

532	MBT Financial Corp.	5

393	Mercantile Bank Corp.	13

174	Metropolitan Bank Holding Corp. (a)	8

172	Mid Penn BanCorp, Inc.	4

546	Midland States BanCorp, Inc.	15

394	MidSouth Bancorp, Inc.	5

286	MidWestOne Financial Group, Inc.	8

146	MutualFirst Financial, Inc.	5

237	MVB Financial Corp.	4

742	National Bank Holdings Corp., Class – A	27

173	National Bankshares, Inc.	7

1,076	NBT Bancorp, Inc.	40

205	Nicolet Bankshares, Inc. (a)	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Banks (continued)

175	Northeast Bank	$5

172	Northrim BanCorp, Inc.	6

134	Norwood Financial Corp.	5

166	Oak Valley BanCorp	3

1,268	OFG Bancorp	30

94	Ohio Valley Banc Corp.	4

376	Old Line Bancshares, Inc.	10

4,339	Old National Bancorp	72

749	Old Second BanCorp, Inc.	10

549	Opus Bank	12

485	Origin BanCorp, Inc.	16

257	Orrstown Financial Services, Inc.	6

316	Pacific City Financial Corp.	5

470	Pacific Mercantile BanCorp (a)	4

1,532	Pacific Premier Bancorp, Inc.	47

339	Park National Corp.	34

226	Parke BanCorp, Inc.	5

476	Peapack-Gladstone Financial Corp.	13

115	Penns Woods BanCorp, Inc.	5

141	Peoples BanCorp	4

453	Peoples Bancorp, Inc.	15

177	Peoples Financial Services Corp.	8

395	People’s Utah BanCorp	12

6,855	Popular, Inc.	372

353	Preferred Bank	17

299	Premier Financial Bancorp, Inc.	4

370	QCR Holdings, Inc.	13

408	RBB BanCorp	8

17	Red River Bancshares, Inc.	1

258	Reliant BanCorp, Inc.	6

1,428	Renasant Co.	51

244	Republic Bancorp, Inc., Class – A	12

1,197	Republic First Bancorp, Inc. (a)	6

868	S & T BanCorp, Inc.	33

885	Sandy Spring BanCorp, Inc.	31

205	SB One BanCorp	5

1,268	Seacoast Banking Corporation of Florida (a)	32

422	Select BanCorp, Inc. (a)	5

1,199	ServisFirst Bancshares, Inc.	41

317	Shore Bancshares, Inc.	5

378	Sierra Bancorp	10

2,289	Simmons First National Corp.	53

320	Smartfinancial, Inc. (a)	7

83	South Plains Financial, Inc. (a)	1

880	South State Corp.	65

191	Southern First Bancshares (a)	7

465	Southern National BanCorp	7

808	Southside Bancshares, Inc.	26

294	Spirit of Texas Bancshares, Inc. (a)	7

525	Stock Yards BanCorp, Inc.	19

278	Summit Financial Group, Inc.	7

5,652	Synovus Financial Corp.	198

7,532	TCF Financial Corp.	157

3,957	Texas Capital Bancshares, Inc. (a)	243

Shares	Security Description	Value (000)

	Banks (continued)

369	Tompkins TrustCo, Inc.	$30

1,680	TowneBank	46

673	TriCo Bancshares	25

593	Tristate Capital Holdings, Inc. (a)	13

620	Triumph Bancorp, Inc. (a)	18

1,620	Trustmark Corp.	54

1,115	UMB Financial Corp.	73

89	Union Bankshares, Inc.	3

2,461	United Bankshares, Inc.	91

1,986	United Community Banks, Inc.	57

300	United Security Bancshare	3

197	Unity BanCorp, Inc.	4

710	Univest Corp.	19

8,181	Valley National Bancorp	88

1,318	Veritex Holdings, Inc.	34

372	Washington Trust BanCorp, Inc.	19

8,882	Webster Financial Corp.	424

1,331	WesBanco, Inc.	51

408	West Bancorporation, Inc.	9

657	Westamerica Bancorp	40

		8,184

	Beverages — 0.12%

524	Celsius Holdings, Inc. (a)	2

119	Coca-Cola Bottling Co. Consolidated	36

297	Craft Brew Alliance, Inc. (a)	4

322	MGP Ingredients, Inc.	21

293	National Beverage Corp.	13

1,752	New Age Beverages Corp.	8

872	Primo Water Corp. (a)	11

211	The Boston Beer Co., Inc., Class – A (a)	80

		175

	Biotechnology — 3.57%

868	Abeona Therapeutics, Inc. (a)	4

2,784	Acadia Pharmaceuticals, Inc. (a)	74

1,134	Acceleron Pharma, Inc. (a)	47

3,516	Achillion Pharmaceuticals, Inc. (a)	9

1,128	Acorda Therapeutics, Inc. (a)	9

590	Adamas Pharmaceuticals, Inc. (a)	4

679	ADMA Biologics, Inc. (a)	3

1,722	Aduro Biotech, Inc. (a)	3

1,403	Adverum Biotechnologies, Inc. (a)	17

652	Aeglea BioTherapeutics, Inc. (a)	4

1,458	Affimed Therapeutics BV	4

2,622	Agenus, Inc. (a)	8

525	Agex Therapeutics, Inc. (a)	2

1,119	Aimmune Therapeutics, Inc. (a)	23

2,942	Akebia Therapeutics, Inc. (a)	14

260	Albireo Pharma, Inc. (a)	8

1,824	Alder Biopharmaceuticals, Inc. (a)	21

586	Aldeyra Therapeutics, Inc. (a)	4

244	Alector, Inc. (a)	5

435	Allakos, Inc. (a)	19

961	Allogene Therapeutics, Inc. (a)	26

886	AMAG Pharmaceuticals, Inc. (a)	9

5,794	Amicus Therapeutics, Inc. (a)	72

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Biotechnology (continued)

616	Anaptysbio, Inc. (a)	$35

1,040	Anavex Life Sciences Corp.	4

1,205	Apellis Pharmaceuticals, Inc. (a)	31

746	Arcus Biosciences, Inc. (a)	6

1,079	Ardelyx, Inc. (a)	3

1,260	Arena Pharmaceuticals, Inc. (a)	74

2,660	ArQule, Inc. (a)	29

5,608	Array BioPharma, Inc. (a)	259

2,354	Arrowhead Pharmaceuticals, Inc. (a)	62

2,624	Ascendis Pharma A/S, ADR (a)	302

1,115	Atara Biotherapeutics, Inc. (a)	22

1,478	Athenex, Inc. (a)	29

3,034	Athersys, Inc. (a)	5

1,098	Audentes Therapeutics, Inc. (a)	42

1,443	Avid Bioservices, Inc. (a)	8

393	Avrobio, Inc. (a)	6

259	Beyondspring, Inc.	6

2,864	BioCryst Pharmaceuticals, Inc. (a)	11

837	Biohaven Pharmaceutical Holding Co. Ltd. (a)	37

149	BioSpecifics Technologies Corp. (a)	9

2,776	BioTime, Inc.	3

146	Bioxcel Therapeutics, Inc.	2

1,228	Blueprint Medicines Corp. (a)	116

916	Calithera Biosciences, Inc. (a)	4

231	Calyxt, Inc. (a)	3

857	Cara Therapeutics, Inc. (a)	18

1,030	CareDx, Inc. (a)	37

1,309	CASI Pharmaceuticals, Inc. (a)	4

2,308	Catalyst Pharmaceuticals, Inc. (a)	9

136	Celcuity, Inc. (a)	3

292	Cellular Biomedicine Group, Inc. (a)	5

638	CEL-SCI Corp.	5

558	Checkpoint Therapeutics, Inc.	2

1,011	ChemoCentryx, Inc. (a)	9

1,082	Chimerix, Inc. (a)	5

1,229	Clovis Oncology, Inc. (a)	18

1,550	Coherus Biosciences, Inc. (a)	34

574	Concert Pharmaceuticals, Inc. (a)	7

399	Constellation Pharmaceuticals, Inc. (a)	5

1,495	Corbus Pharmaceuticals Holdings, Inc.^ (a)	10

70	Cortexyme, Inc.	3

277	Crinetics Pharmaceuticals, Inc. (a)	7

443	Cue BioPharma, Inc. (a)	4

588	Cyclerion Therapeutics, Inc. (a)	7

1,371	Cytokinetics, Inc. (a)	15

1,134	CytomX Therapeutics, Inc. (a)	13

367	Deciphera Pharmaceuticals, Inc. (a)	8

1,207	Denali Therapeutics, Inc. (a)	25

1,318	Dicerna Pharmaceuticals, Inc. (a)	21

1,629	Dynavax Technologies Corp. (a)	6

257	Eagle Pharmaceuticals, Inc. (a)	14

1,247	Editas Medicine, Inc. (a)	31

425	Eidos Therapeutics, Inc.^ (a)	13

567	Eiger Biopharmaceuticals, Inc.	6

Shares	Security Description	Value (000)

	Biotechnology (continued)

1,150	Emergent BioSolutions, Inc. (a)	$56

432	Enanta Pharmaceuticals, Inc. (a)	36

1,939	Epizyme, Inc. (a)	24

626	Esperion Therapeutics, Inc. (a)	29

373	Evelo Biosciences, Inc. (a)	3

1,484	Fate Therapeutics, Inc. (a)	30

1,954	Fibrogen, Inc. (a)	88

849	Five Prime Therapeutics, Inc. (a)	5

808	Flexion Therapeutics, Inc. (a)	10

371	Forty Seven, Inc. (a)	4

844	G1 Therapeutics, Inc. (a)	26

780	Galectin Therapeutics, Inc.	3

674	Genomic Health, Inc. (a)	39

4,547	Geron Corp.^ (a)	6

1,372	Global Blood Therapeutics, Inc. (a)	72

881	GlycoMimetics Industries, Inc. (a)	11

496	Gossamer Bio, Inc. (a)	11

611	Gritstone Oncology, Inc. (a)	7

3,590	Halozyme Therapeutics, Inc. (a)	62

146	Harpoon Therapeutics, Inc. (a)	2

1,856	Heron Therapeutics, Inc. (a)	35

605	Homology Medicines, Inc. (a)	12

3,647	ImmunoGen, Inc. (a)	8

4,387	Immunomedics, Inc. (a)	61

2,310	Inovio Pharmaceuticals, Inc. (a)	7

1,954	Insmed, Inc. (a)	50

913	Intellia Therapeutics, Inc. (a)	15

622	Intercept Pharmaceuticals, Inc. (a)	49

1,765	Intrexon Corp.^ (a)	14

2,169	Invitae Corp. (a)	51

2,882	Iovance Biotherapeutics, Inc. (a)	71

3,864	Ironwood Pharmaceuticals, Inc. (a)	42

400	Jounce Therapeutics, Inc. (a)	2

3,261	Kadmon Holdings, Inc. (a)	7

282	Kalvista Pharmaceuticals, Inc.	6

1,451	Karyopharm Therapeutics, Inc. (a)	9

331	Kezar Life Sciences, Inc. (a)	3

911	Kindred Biosciences, Inc. (a)	8

350	Kiniksa Pharmaceuticals Ltd. (a)	5

582	Kodiak Sciences, Inc. (a)	7

212	Krystal Biotech, Inc.	9

732	Kura Oncology, Inc. (a)	14

577	La Jolla Pharmaceutical Co. (a)	5

1,025	Lexicon Pharmaceuticals, Inc. (a)	6

517	Ligand Pharmaceuticals, Inc., Class – B (a)	59

223	Logicbio Therapeutics, Inc. (a)	3

1,192	MacroGenics, Inc. (a)	20

196	Madrigal Pharmaceuticals, Inc. (a)	21

486	Magenta Therapeutics, Inc. (a)	7

4,268	MannKind Corp. (a)	5

657	Marker Therapeutics, Inc.	5

1,036	MediciNova, Inc. (a)	10

1,650	MEI Pharma, Inc.	4

391	Meiragtx Holdings PLC (a)	11

883	Mersana Therapeutics, Inc. (a)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Biotechnology (continued)

228	Millendo Therapeutics, Inc.	$3

791	Minerva Neurosciences, Inc. (a)	4

3,517	Mirati Therapeutics, Inc. (a)	362

424	Molecular Templates, Inc. (a)	4

2,455	Momenta Pharmaceuticals, Inc. (a)	31

689	Mustang Bio, Inc. (a)	3

17,511	Myriad Genetics, Inc. (a)	485

1,388	Natera, Inc. (a)	38

344	Neon Therapeutics, Inc. (a)	2

70	NextCure, Inc. (a)	1

513	Novavax, Inc. (a)	3

520	Oncocyte Corp.	1

14	Oncternal Therapeutics, Inc.	—

8,540	OPKO Health, Inc. (a)	21

255	Organogenesis Holdings, Inc.	2

4,837	Palatin Technologies, Inc. (a)	6

3,370	PDL BioPharma, Inc. (a)	11

778	Pfenex, Inc. (a)	5

332	PhaseBio Pharmaceuticals, Inc.	4

1,212	Pieris Pharmaceuticals, Inc. (a)	6

307	PolarityTE, Inc. (a)	2

1,680	Portola Pharmaceuticals, Inc. (a)	46

222	Precision Biosciences, Inc. (a)	3

331	Principia BioPharma, Inc. (a)	11

2,183	Progenics Pharmaceuticals, Inc. (a)	13

368	Protagonist Therapeutics, Inc.	4

964	Prothena Corp. PLC (a)	10

1,438	PTC Therapeutics, Inc. (a)	65

773	Puma Biotechnology, Inc. (a)	10

777	Ra Pharmaceuticals, Inc. (a)	23

1,131	Radius Health, Inc. (a)	28

453	Recro Pharma, Inc. (a)	5

840	Regenxbio, Inc. (a)	43

1,187	Repligen Corp. (a)	102

293	Replimune Group, Inc. (a)	4

1,044	Retrophin, Inc. (a)	21

573	Rhythm Pharmaceuticals, Inc. (a)	13

4,228	Rigel Pharmaceuticals, Inc. (a)	11

745	Rocket Pharmaceuticals, Inc. (a)	11

880	Rubius Therapeutics, Inc. (a)	14

9,445	Sangamo BioSciences, Inc. (a)	102

682	Savara, Inc. (a)	2

388	Scholar Rock Holding Corp. (a)	6

618	Seres Therapeutics, Inc. (a)	2

329	Solid Biosciences, Inc. (a)	2

2,963	Sorrento Therapeutics, Inc. (a)	8

863	Spark Therapeutics, Inc. (a)	88

2,799	Spectrum Pharmaceuticals, Inc. (a)	24

255	Spero Therapeutics, Inc. (a)	3

1,008	Stemline Therapeutics, Inc. (a)	15

270	Sutro BioPharma, Inc. (a)	3

501	Syndax Pharmaceuticals, Inc. (a)	5

369	Synlogic, Inc. (a)	3

177	Synthorx, Inc. (a)	2

Shares	Security Description	Value (000)

	Biotechnology (continued)

864	Syros Pharmaceuticals, Inc. (a)	$8

43	TCR2 Therapeutics, Inc. (a)	1

1,969	TG Therapeutics, Inc. (a)	17

530	Tocagen, Inc. (a)	4

755	Translate Bio, Inc. (a)	10

161	Turning Point Therapeutics, Inc.	7

520	Twist Bioscience Corp. (a)	15

2,816	Tyme Technologies, Inc. (a)	3

1,376	Ultragenyx Pharmaceutical, Inc. (a)	87

672	UNITY Biotechnology, Inc. (a)	6

454	UroGen Pharma Ltd. (a)	16

1,312	Vanda Pharmaceuticals, Inc. (a)	18

2,032	VBI Vaccines, Inc.	2

1,156	Veracyte, Inc. (a)	33

1,107	Vericel Corp. (a)	21

1,631	Viking Therapeutics, Inc.^ (a)	14

605	Voyager Therapeutics, Inc. (a)	16

170	X4 Pharmaceuticals, Inc. (a)	3

404	XBiotech, Inc. (a)	3

5,936	Xencor, Inc. (a)	243

500	Y-mAbs Therapeutics, Inc. (a)	11

4,015	ZIOPHARM Oncology, Inc.^ (a)	23

		5,267

	Building Products — 1.39%

1,035	AAON, Inc.	52

917	Advanced Drainage Systems, Inc.	30

381	American Woodmark Corp. (a)	32

653	Apogee Enterprises, Inc.	28

578	Armstrong Flooring, Inc. (a)	6

2,873	Builders FirstSource, Inc. (a)	48

547	Caesarstone Ltd.	8

907	Continental Building Products, Inc. (a)	24

1,154	Cornerstone Building Brands, Inc. (a)	7

375	CSW Industrials, Inc.	26

7,134	Gibraltar Industries, Inc. (a)	288

918	Griffon Corp.	16

464	Insteel Industries, Inc.	10

17,666	Jeld-Wen Holding, Inc. (a)	375

5,613	Masonite International Corp. (a)	296

564	Patrick Industries, Inc. (a)	28

1,404	PGT, Inc. (a)	23

806	Quanex Building Products Corp.	15

1,126	Simpson Manufacturing Co., Inc.	75

8,380	Trex Company, Inc. (a)	601

1,501	Universal Forest Products, Inc.	57

		2,045

	Capital Markets — 1.45%

1,587	Ares Management Corp.	42

906	Arlington Asset Investment Corp.	6

9,893	Artisan Partners Asset Management, Inc., Class – A	272

70	Associated Capital Group, Inc., Class – A	3

536	B. Riley Financial, Inc.	11

1,211	Blucora, Inc. (a)	37

1,965	Brightsphere Investment Group	22

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Capital Markets (continued)

574	Cohen & Steers, Inc.	$30

724	Cowen Group, Inc., Class – A (a)	12

79	Diamond Hill Investment Group	11

875	Donnelley Financial Solutions, Inc. (a)	12

2,431	Federated Investors, Inc., Class – B	79

760	Focus Financial Partners, Inc., Class – A (a)	21

746	Gain Capital Holdings, Inc.	3

132	GAMCO Investors, Inc., Class – A	3

8,406	Greenhill & Co., Inc.	114

545	Hamilton Lane, Inc.	31

858	Houlihan Lokey, Inc.	38

401	International Fcstone, Inc. (a)	16

2,982	Ladenburg Thalmann Financial Services, Inc.	10

6,263	LPL Financial Holdings, Inc.	510

1,194	Moelis & Co., Class – A	42

408	Och-Ziff Capital Management Group, Inc.	9

246	Oppenheimer Holdings, Inc., Class – A	7

351	Piper Jaffray Companies, Inc.	26

582	PJT Partners, Inc.	24

400	Pzena Investment Management, Inc.	3

4,012	Raymond James Financial, Inc.	339

488	Safeguard Scientifics, Inc. (a)	6

154	Siebert Financial Corp. (a)	1

224	Silvercrest Asset Management Group, Inc.	3

1,735	Stifel Financial Corp.	102

56	Value Line, Inc.	2

12,569	Victory Capital Holdings, Inc., Class – A (a)	216

164	Virtus Investment Partners, Inc.	18

1,870	Waddell & Reed Financial, Inc., Class – A	31

194	Westwood Holdings Group, Inc.	7

3,342	WisdomTree Investments, Inc.	21

		2,140

	Chemicals — 1.78%

513	Advanced Emissions Solutions, Inc.	6

732	Advansix, Inc. (a)	18

2,955	Albemarle Corp.	208

774	American Vanguard Corp.	12

811	Balchem Corp.	81

185	Chase Corp.	20

2,036	Ferro Corp. (a)	32

1,281	Flotek Industries, Inc. (a)	4

8,400	FMC Corp.	696

649	FutureFuel Corp.	8

1,573	GCP Applied Technologies (a)	36

1,284	H.B. Fuller Co.	60

250	Hawkins, Inc.	11

1,061	Ingevity Corp. (a)	112

494	Innophos Holdings, Inc.	14

612	Innospec, Inc.	56

2,460	Intrepid Potash, Inc. (a)	8

484	Koppers Holdings, Inc. (a)	14

15,258	Kraton Performance Polymers, Inc. (a)	474

628	Kronos Worldwide, Inc.	10

3,653	Livent Corp. (a)	25

Shares	Security Description	Value (000)

	Chemicals (continued)

668	LSB Industries, Inc. (a)	$3

1,223	Marrone Bio Innovations, Inc. (a)	2

888	Minerals Technologies, Inc.	48

1,100	Omnova Solutions, Inc. (a)	7

1,455	Orion Engineered Carbons SA	31

1,977	PolyOne Corp.	62

954	PQ Group Holdings, Inc. (a)	15

331	Quaker Chemical Corp.	67

1,191	Rayonier Advanced Materials, Inc.	8

1,069	Sensient Technologies Corp.	79

515	Stepan Co.	47

573	Trecora Resources (a)	5

685	Tredegar Industries, Inc.	11

1,057	Trinseo SA	45

22,730	Tronox Holdings PLC, Class – A	290

699	Valhi, Inc.	2

		2,627

	Commercial Services & Supplies — 1.64%

1,678	ABM Industries, Inc.	67

2,481	ACCO Brands Corp.	20

1,831	Advanced Disposal Services, Inc. (a)	58

14,522	Aqua Metals, Inc.^ (a)	24

10,561	ARC Document Solutions, Inc. (a)	22

1,205	Brady Corp., Class – A	59

785	BrightView Holdings, Inc. (a)	15

1,122	Casella Waste Systems, Inc. (a)	44

769	CECO Environmental Corp. (a)	7

202	Charah Solutions, Inc. (a)	1

553	Cimpress NV (a)	50

26	CompX International, Inc.	—

20,366	Covanta Holding Corp.	366

1,141	Deluxe Corp.	46

642	Ennis, Inc.	13

1,875	Healthcare Services Group, Inc.	57

378	Heritage-Crystal Clean, Inc. (a)	10

1,486	Herman Miller, Inc.	66

1,092	HNI Corp.	39

27,817	Interface, Inc.	427

899	Kimball International, Inc., Class – B	16

1,235	Knoll, Inc.	28

830	LSC Communications, Inc.	3

763	Matthews International Corp., Class – A	27

4,379	McGrath RentCorp	273

1,125	Mobile Mini, Inc.	34

889	MSA Safety, Inc.	94

357	Multi-Color Corp.	18

219	NL Industries, Inc. (a)	1

246	NRC Group Holdings Corp.	3

462	PICO Holdings, Inc. (a)	5

4,593	Pitney Bowes, Inc.	20

781	Quad Graphics, Inc.	6

1,974	RR Donnelley & Sons Co.	4

574	SP Plus Corp. (a)	18

7,204	Steelcase, Inc., Class – A	123

749	Team, Inc. (a)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Commercial Services & Supplies (continued)

1,379	Tetra Tech, Inc.	$108

1,260	The Brink’s Co.	102

382	UniFirst Corp.	72

556	US Ecology, Inc.	33

506	Viad Corp.	34

221	VSE Corp.	6

		2,430

	Communications Equipment — 0.61%

7,611	Acacia Communications, Inc. (a)	359

1,202	ADTRAN, Inc.	18

990	Aerohive Networks, Inc. (a)	4

522	Applied Optoelectronics, Inc. (a)	5

864	CalAmp Corp. (a)	10

1,148	Calix, Inc. (a)	8

728	Casa Systems, Inc. (a)	5

279	Clearfield, Inc. (a)	4

604	Comtech Telecommunications Corp.	17

117	DASAN Zhone Solutions, Inc. (a)	2

705	Digi International, Inc. (a)	9

2,944	Extreme Networks, Inc. (a)	19

2,988	Finisar Corp. (a)	68

2,194	Harmonic, Inc. (a)	12

4,395	Infinera Corp. (a)	13

1,079	Inseego Corp.	5

834	InterDigital, Inc.	54

469	KVH Industries, Inc. (a)	5

1,928	Lumentum Holdings, Inc. (a)	103

784	NETGEAR, Inc. (a)	20

1,884	NetScout Systems, Inc. (a)	48

842	Plantronics, Inc.	31

1,501	Ribbon Communications, Inc. (a)	7

150	TESSCO Technologies, Inc.	3

5,798	Viavi Solutions, Inc. (a)	77

		906

	Construction & Engineering — 2.48%

837	Aegion Corp. (a)	15

551	Ameresco, Inc., Class – A (a)	8

1,201	Arcosa, Inc.	45

370	Argan, Inc.	15

918	Comfort Systems USA, Inc.	47

269	Concrete Pumping Holdings, Inc.	1

291	Construction Partners, Inc. (a)	4

766	Dycom Industries, Inc. (a)	45

4,114	EMCOR Group, Inc.	362

5,546	Granite Construction, Inc.	267

1,532	Great Lakes Dredge & Dock Co. (a)	17

205	IES Holdings, Inc. (a)	4

43,490	KBR, Inc.	1,086

14,572	MasTec, Inc. (a)	751

405	MYR Group, Inc. (a)	15

241	Northwest Pipe Co. (a)	6

256	NV5 Holdings, Inc. (a)	21

1,114	Primoris Services Corp.	23

657	Sterling Construction Co., Inc. (a)	9

Shares	Security Description	Value (000)

	Construction & Engineering (continued)

64,306	Tutor Perini Corp. (a)	$893

1,292	Willscot Corp. (a)	19

		3,653

	Construction Materials — 0.43%

1,965	Eagle Materials, Inc., Class – A	182

14,234	Forterra, Inc. (a)	71

1,292	Martin Marietta Materials, Inc.	296

2,837	Summit Materials, Inc., Class – A (a)	55

396	U.S. Concrete, Inc. (a)	20

58	United States Lime & Minerals, Inc.	5

		629

	Consumer Finance — 0.60%

434	Curo Group Holdings Corp. (a)	5

535	Elevate Credit, Inc. (a)	2

774	Encore Capital Group, Inc. (a)	26

830	Enova International, Inc. (a)	19

1,280	EZCORP, Inc., Class – A (a)	12

1,069	FirstCash, Inc.	107

7,971	Green Dot Corp., Class – A (a)	390

8,282	LendingClub Corp. (a)	27

500	Medallion Financial Corp.	3

459	Nelnet, Inc., Class – A	27

8,014	PRA Group, Inc. (a)	226

253	Regional Management Corp. (a)	7

167	World Acceptance Corp. (a)	27

		878

	Containers & Packaging — 0.21%

18,343	Graphic Packaging Holding Co.	257

145	Greif, Inc.	6

652	Greif, Inc., Class – A	21

893	Myers Industries, Inc.	17

169	UFP Technologies, Inc. (a)	7

		308

	Distributors — 0.04%

1,142	Core-Mark Holding Co., Inc.	46

424	Funko, Inc. (a)	10

150	Greenlane Holdings, Inc., Class – A	1

154	Weyco Group, Inc.	4

		61

	Diversified Consumer Services — 2.48%

1,421	Adtalem Global Education, Inc. (a)	64

422	American Public Education, Inc. (a)	12

27,686	Career Education Corp. (a)	528

421	Carriage Services, Inc.	8

24,153	Chegg, Inc. (a)	932

194	Collectors Universe, Inc.	4

17,638	Frontdoor, Inc. (a)	768

2,629	Houghton Mifflin Harcourt Co. (a)	15

5,222	K12, Inc. (a)	159

2,401	Laureate Education, Inc., Class – A (a)	38

1,100	OneSpaWorld Holdings Ltd. (a)	17

9,869	Regis Corp. (a)	164

518	Select Interior Concepts, Inc., Class – A	6

823	Sotheby’s (a)	48

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Diversified Consumer Services (continued)

4,891	Strategic Education, Inc.	$871

1,171	Weight Watchers International, Inc. (a)	22

		3,656

	Diversified Financial Services — 0.23%

777	Banco Latinoamericano de Comercio Exterior SA, Class – E	16

1,708	Cannae Holdings, Inc. (a)	49

3,634	FGL Holdings, Inc.	31

11,872	Jefferies Financial Group, Inc.	229

213	Marlin Business Services Corp.	5

1,659	On Deck Capital, Inc. (a)	7

		337

	Diversified Telecommunication Services — 0.76%

278	ATN International, Inc.	16

392	Bandwidth, Inc. (a)	29

1,245	Cincinnati Bell, Inc. (a)	6

14,359	Cogent Communications Group, Inc.	851

1,679	Consolidated Communications Holdings, Inc.	8

2,821	Frontier Communications Corp.^ (a)	5

403	IDT Corp. (a)	4

1,679	Intelsat SA (a)	33

2,493	Iridium Communications, Inc. (a)	58

447	Ooma, Inc. (a)	5

1,904	ORBCOMM, Inc. (a)	14

2,602	Pareteum Corp.	7

245	pdvWireless, Inc. (a)	12

5,702	Vonage Holdings Corp. (a)	65

		1,113

	Electric Utilities — 0.36%

1,307	ALLETE, Inc.	109

1,023	El Paso Electric Co.	67

348	Genie Energy Ltd.	4

880	MGE Energy, Inc.	64

994	Otter Tail Corp.	52

2,005	PNM Resources, Inc.	102

2,264	Portland General Electric Co.	123

250	Spark Energy, Inc., Class – A	3

		524

	Electrical Equipment — 0.49%

165	Allied Motion Technologies, Inc.	6

509	American Superconductor Corp.	5

1,159	Atkore International Group, Inc. (a)	30

654	AZZ, Inc.	30

1,335	Bloom Energy Corp., Class – A (a)	16

4,635	Encore Wire Corp.	271

606	Energous Corp. (a)	3

1,090	EnerSys	75

2,310	Enphase Energy, Inc. (a)	42

1,543	Generac Holdings, Inc. (a)	107

5,766	Plug Power, Inc.^ (a)	13

226	Powell Industries, Inc.	9

90	Preformed Line Products Co.	5

2,775	Sunrun, Inc. (a)	52

Shares	Security Description	Value (000)

	Electrical Equipment (continued)

819	Thermon Group Holdings, Inc. (a)	$21

715	TPI Composites, Inc. (a)	18

448	Vicor Corp. (a)	14

1,096	Vivint Solar, Inc. (a)	8

		725

	Electronic Equipment, Instruments & Components — 3.48%

224	Airgain, Inc. (a)	3

609	Akoustis Technologies, Inc.	4

6,127	Anixter International, Inc. (a)	366

1,756	Arlo Technologies, Inc. (a)	7

1,166	AVX Corp.	19

723	Badger Meter, Inc.	43

250	BEL Fuse, Inc., Class – B	4

1,000	Belden, Inc.	60

1,074	Benchmark Electronics, Inc.	27

28,749	Celestica, Inc. (a)	196

112	Coda Octopus Group, Inc.	1

649	Control4 Corp. (a)	15

819	CTS Corp.	23

919	Daktronics, Inc.	6

337	ePlus, Inc. (a)	23

4,588	Fabrinet (a)	228

434	FARO Technologies, Inc. (a)	23

5,573	Fitbit, Inc., Class – A (a)	25

29,009	Flextronics International Ltd. (a)	277

1,585	II-VI, Inc. (a)	58

3,098	Insight Enterprises, Inc. (a)	180

707	Iteris, Inc. (a)	4

8,771	Itron, Inc. (a)	549

19,747	Jabil Circuit, Inc.	624

1,434	KEMET Corp.	27

661	Kimball Electronics, Inc. (a)	11

2,214	Knowles Corp. (a)	41

86	Mesa Laboratories, Inc.	21

920	Methode Electronics, Inc.	26

452	MTS Systems Corp.	26

313	Napco Security Technologies (a)	9

808	nLight, Inc. (a)	16

849	Novanta, Inc. (a)	80

2,409	OSI Systems, Inc. (a)	271

290	Par Technology Corp. (a)	8

493	Park Electrochemical Corp.	8

300	PC Connection, Inc.	10

229	PCM, Inc. (a)	8

756	Plexus Corp. (a)	44

7,110	Rogers Corp. (a)	1,228

1,707	Sanmina Corp. (a)	52

8,720	ScanSource, Inc. (a)	284

929	Tech Data Corp. (a)	97

2,491	TTM Technologies, Inc. (a)	25

3,345	Vishay Intertechnology, Inc.	55

267	Vishay Precision Group, Inc. (a)	11

184	Wrap Technologies, Inc. (a)	1

		5,124

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Energy Equipment & Services — 1.21%

3,246	Archrock, Inc. Com	$34

20,136	C&J Energy Services, Inc. (a)	236

1,178	Cactus, Inc., Class – A (a)	39

858	Covia Holdings Corp. (a)	2

1,599	Diamond Offshore Drilling, Inc. (a)	14

3,118	Dril-Quip, Inc. (a)	150

14,869	Ensco Rowan PLC, Class – A	127

468	Era Group, Inc. (a)	4

856	Exterran Corp. (a)	12

2,081	Forum Energy Technologies, Inc. (a)	7

2,653	Franks International N.V. (a)	14

879	FTS International, Inc. (a)	5

321	Geospace Technologies Corp. (a)	5

3,574	Helix Energy Solutions Group, Inc. (a)	31

1,354	Independence Contract Drilling, Inc. (a)	2

1,335	Keane Group, Inc. (a)	9

523	KLX Energy Services Holdings, Inc. (a)	11

1,126	Liberty Oilfield Services, Inc.	18

338	Mammoth Energy Services, Inc.	2

669	Matrix Service Co. (a)	14

4,577	McDermott International, Inc. (a)	44

8,551	Nabors Industries Ltd.	25

574	National Energy Services Reunited Corp.	5

292	Natural Gas Services Group, Inc. (a)	5

293	NCS Multistage Holdings, Inc. (a)	1

2,187	Newpark Resources, Inc. (a)	16

399	Nine Energy Service, Inc. (a)	7

46,730	Noble Corp. PLC (a)	87

2,498	Oceaneering International, Inc. (a)	51

1,510	Oil States International, Inc. (a)	28

723	Pacific Drilling SA	9

226	Parker Drilling Co.	5

2,006	ProPetro Holding Corp. (a)	42

397	RigNet, Inc. (a)	4

1,406	RPC, Inc.	10

438	SEACOR Holdings, Inc. (a)	21

482	SEACOR Marine Holdings, Inc. (a)	7

1,420	Seadrill Ltd.	6

1,480	Select Energy Services, Inc. (a)	17

666	Smart Sand, Inc. (a)	2

769	Solaris Oilfield Infrastructure, Inc.	12

3,612	Superior Energy Services, Inc. (a)	5

7,099	TechnipFMC PLC	185

3,249	TETRA Technologies, Inc. (a)	5

942	Tidewater, Inc. (a)	22

61,625	Transocean Ltd. (a)	395

1,338	Unit Corp. (a)	12

1,913	US Silica Holdings, Inc.	24

486	US Well Services, Inc.	2

		1,790

	Entertainment — 0.26%

1,278	AMC Entertainment Holdings, Inc., Class – A	12

812	Eros International PLC (a)	1

95,622	Global Eagle Entertainment, Inc. (a)	63

Shares	Security Description	Value (000)

	Entertainment (continued)

2,915	Glu Mobile, Inc. (a)	$21

1,324	IMAX Corp. (a)	27

254	Liberty Braves Group (a)	7

907	Liberty Braves Group (a)	25

16,641	Lions Gate Entertainment Corp., Class – B	193

792	Livexlive Media, Inc. (a)	3

561	Marcus Corp.	18

425	Reading International, Inc. (a)	6

518	Rosetta Stone, Inc. (a)	12

		388

	Equity Real Estate Investment Trusts — 2.68%

2,053	Acadia Realty Trust	56

945	Agree Realty Corp.	61

1,729	Alexander & Baldwin, Inc.	40

53	Alexander’s, Inc.	20

1,173	American Assets Trust, Inc.	55

2,603	American Finance Trust, Inc.	28

1,310	Armada Hoffler Properties, Inc.	22

2,259	Ashford Hospitality Trust	7

521	Bluerock Residential Growth REIT, Inc.	6

773	Braemar Hotels & Resorts, Inc.	8

292	BRT Apartments Corp.	4

2,395	CareTrust REIT, Inc.	57

1,235	Catchmark Timber Trust, Inc.	13

4,578	CBL & Associates Properties, Inc.	5

2,155	Cedar Realty Trust, Inc.	6

1,156	Chatham Lodging Trust	22

1,505	Chesapeake Lodging Trust	43

98	CIM Commercial Trust Corp.	2

1,006	City Office REIT, Inc.	12

413	Clipper Realty, Inc.	5

452	Community Healthcare Trust, Inc.	18

3,003	CoreCivic, Inc.	62

324	Corenergy Infrastructure Trust, Inc.	13

1,002	CorePoint Lodging, Inc.	12

15,480	Corporate Office Properties Trust	408

13,165	DiamondRock Hospitality Co.	136

1,712	Easterly Government Properties, Inc.	31

914	EastGroup Properties, Inc.	106

756	Farmland Partners, Inc.	5

3,179	First Industrial Realty Trust, Inc.	117

1,726	Four Corners Property Trust, Inc.	47

2,616	Franklin Street Properties Corp.	19

1,280	Front Yard Residential Corp.	16

840	Getty Realty Corp.	26

753	Gladstone Commercial Corp.	16

410	Gladstone Land Corp.	5

768	Global Medical REIT, Inc.	8

2,120	Global Net Lease, Inc.	42

3,223	Healthcare Realty Trust, Inc.	101

873	Hersha Hospitality Trust	14

2,267	Independence Realty Trust, Inc.	26

1,633	Industrial Logistics Property Trust	34

237	Innovative Industrial Properties, Inc.^	29

292	Investors Real Estate Trust	17

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Equity Real Estate Investment Trusts (continued)

1,576	iStar, Inc.	$20

525	Jernigan Capital, Inc.	11

2,088	Kite Realty Group Trust	32

5,760	Lexington Realty Trust	54

992	LTC Properties, Inc.	45

2,286	Mack-Cali Realty Corp.	53

2,295	Monmouth Real Estate Investment Corp., Class – A	31

1,054	National Health Investors, Inc.	82

1,434	National Storage Affiliates	41

2,077	New Senior Investment Group, Inc.	14

461	Nexpoint Residential Trust, Inc.	19

1,103	NorthStar Realty Europe Corp.	18

1,203	Office Properties Income Trust	32

387	One Liberty Properties, Inc.	11

3,279	Pebblebrook Hotel Trust	92

1,747	Pennsylvania Real Estate Investment Trust^	11

4,678	Physicians Realty Trust	82

3,158	Piedmont Office Realty Trust, Inc., Class – A	63

1,668	Potlatch Corp.	65

1,089	Preferred Apartment Communities, Inc., Class – A	16

505	PS Business Parks, Inc.	85

1,376	QTS Realty Trust, Inc., Class – L	64

2,840	Retail Opportunity Investments Corp.	49

361	Retail Value, Inc.	13

2,607	Rexford Industrial Realty, Inc.	105

4,342	RLJ Lodging Trust	77

1,938	RPT Realty	23

1,156	Ryman Hospitality Properties, Inc.	94

4,510	Sabra Healthcare REIT, Inc.	89

216	Safehold, Inc.	7

299	Saul Centers, Inc.	17

5,850	Senior Housing Properties Trust	48

824	Seritage Growth Properties	35

1,130	Spirit MTA REIT	9

3,161	STAG Industrial, Inc.	96

2,609	Summit Hotel Properties, Inc.	30

5,754	Sunstone Hotel Investors, Inc.	79

2,304	Tanger Factory Outlet Centers, Inc.	37

1,564	Terreno Realty Corp.	77

3,001	The Geo Group, Inc.	63

876	UMH Properties, Inc.	11

4,566	Uniti Group, Inc.	43

320	Universal Health Realty Income Trust	27

2,897	Urban Edge Properties	50

745	Urstadt Biddle Properties, Inc., Class – A	16

4,708	Washington Prime Group, Inc.	18

2,022	Washington Real Estate Investment Trust	54

921	Whitestone REIT	12

2,857	Xenia Hotels & Resorts, Inc.	60

		3,960

	Food & Staples Retailing — 0.48%

3,000	BJ’s Wholesale Club Holdings, Inc., Class – C (a)	79

11,652	Chefs’ Warehouse Holdings LLC (a)	410

Shares	Security Description	Value (000)

	Food & Staples Retailing (continued)

182	HF Foods Group, Inc.	$6

364	Ingles Markets, Inc., Class – A	11

278	Natural Grocers by Vitamin Cottage, Inc. (a)	3

2,594	Performance Food Group Co. (a)	104

566	PriceSmart, Inc.	29

1,381	Rite Aid Corp.^ (a)	11

928	SpartanNash Co.	11

789	The Andersons, Inc.	21

1,232	United Natural Foods, Inc. (a)	11

207	Village Super Market, Inc., Class – A	5

230	Weis Markets, Inc.	8

		709

	Food Products — 0.55%

101	Alico, Inc.	$3

1,622	B&G Foods, Inc., Class – A^	34

42	Bridgford Foods Corp.	1

409	Calavo Growers, Inc.	40

794	Cal-Maine Foods, Inc.	33

15,816	Darling Ingredients, Inc. (a)	316

2,466	Dean Foods Co.	2

250	Farmer Brothers Co. (a)	4

782	Fresh Del Monte Produce, Inc.	21

778	Freshpet, Inc. (a)	35

2,525	Hostess Brands, Inc. (a)	36

382	J&J Snack Foods Corp.	61

218	John B. Sanfilippo & Son, Inc.	17

477	Lancaster Colony Corp.	71

678	Landec Corp. (a)	6

382	Limoneira Co.	8

501	Sanderson Farms, Inc.	68

164	Seneca Foods Corp., Class – A (a)	5

1,779	Simply Good Foods Co. (The) (a)	43

420	Tootsie Roll Industries, Inc.	16

		820

	Gas Utilities — 0.43%

402	Chesapeake Utilities Corp.	38

2,238	New Jersey Resources Corp.	111

725	Northwest Natural Holding Co.	50

1,317	One Gas, Inc.	119

202	RGC Resources, Inc.	6

2,335	South Jersey Industries, Inc.	79

1,346	Southwest Gas Corp.	122

1,254	Spire, Inc.	105

		630

	Health Care Equipment & Supplies — 6.66%

2,183	Accuray, Inc. (a)	8

723	Alphatec Holdings, Inc.	3

919	AngioDynamics, Inc. (a)	18

360	Anika Therapeutics, Inc. (a)	15

4,066	Antares Pharma, Inc. (a)	13

806	Apyx Medical Corp.	5

935	AtriCure, Inc. (a)	28

36	Atrion Corp.	31

1,192	Avanos Medical, Inc. (a)	52

122	Avedro, Inc.	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Health Care Equipment & Supplies (continued)

855	AxoGen, Inc. (a)	$17

381	Axonics Modulation Technologies, Inc. (a)	16

161	Biolife Solutions, Inc.	3

379	BioSig Technologies, Inc.	4

11,477	Cardiovascular Systems, Inc. (a)	493

3,430	Cerus Corp. (a)	19

1,547	ConforMIS, Inc.	7

684	CONMED Corp.	59

2,223	Corindus Vascular Robotics, Inc., Class – I	7

918	CryoLife, Inc. (a)	27

658	Cryoport, Inc. (a)	12

365	Cutera, Inc. (a)	8

697	CytoSorbents Corp. (a)	5

4,344	Dexcom, Inc. (a)	651

3,088	Edwards Lifesciences Corp. (a)	570

279	Electrocore LLC (a)	1

1,389	GenMark Diagnostics, Inc. (a)	9

9,492	Glaukos Corp. (a)	716

1,914	Globus Medical, Inc., Class – A (a)	81

1,291	Haemonetics Corp. (a)	155

176	Heska Corp. (a)	15

460	Inogen, Inc. (a)	31

10,802	Insulet Corp. (a)	1,289

818	Integer Holdings Corp. (a)	69

4,489	Intricon Corp. (a)	105

889	Invacare Corp.	5

110	Iradimed Corp. (a)	2

5,642	iRhythm Technologies, Inc. (a)	446

961	Lantheus Holdings, Inc. (a)	27

414	LeMaitre Vascular, Inc.	12

1,224	LivaNova PLC (a)	88

1,081	Meridian Bioscience, Inc.	13

1,351	Merit Medical Systems, Inc. (a)	80

179	Misonix, Inc.	5

849	Natus Medical, Inc. (a)	22

1,292	Neogen Corp. (a)	80

1,392	Neuronetics, Inc. (a)	17

745	Nevro Corp. (a)	48

14,505	Novocure Ltd. (a)	917

1,308	NuVasive, Inc. (a)	77

1,547	OraSure Technologies, Inc. (a)	14

455	Orthofix Medical, Inc. (a)	24

207	Orthopediatrics Corp. (a)	8

275	Pulse Biosciences, Inc. (a)	4

891	Quidel Corp. (a)	53

1,392	Rockwell Medical Technologies, Inc. (a)	4

1,430	RTI Surgical, Inc. (a)	6

374	Seaspine Holdings Corp. (a)	5

2,655	Senseonics Holdings, Inc. (a)	5

160	Shockwave Medical, Inc.	9

398	SI-Bone, Inc. (a)	8

620	Sientra, Inc. (a)	4

169	Silk Road Medical, Inc. (a)	8

53	Soliton, Inc.	1

Shares	Security Description	Value (000)

	Health Care Equipment & Supplies (continued)

22,953	STAAR Surgical Co. (a)	$674

2,118	STERIS PLC	315

330	SurModics, Inc. (a)	14

457	Tactile Systems Technology, Inc. (a)	26

13,805	Tandem Diabetes Care, Inc. (a)	891

2,894	The Cooper Companies, Inc.	975

4,339	Transenterix, Inc.^ (a)	6

160	TransMedics Group, Inc.	5

88	Utah Medical Products, Inc.	8

127	Vapotherm, Inc. (a)	3

8,277	Varex Imaging Corp. (a)	254

1,743	Viewray, Inc. (a)	15

3,180	Wright Medical Group N.V. (a)	95

377	Zynex, Inc.	3

		9,820

	Health Care Providers & Services — 2.01%

11,163	Acadia Healthcare Company, Inc. (a)	390

265	Addus HomeCare Corp. (a)	20

786	Amedisys, Inc. (a)	95

459	American Renal Associates Holdings, Inc. (a)	3

1,161	AMN Healthcare Services, Inc. (a)	63

156	Apollo Medical Holdings, Inc. (a)	3

525	Avalon GloboCare Corp.	1

3,375	BioScrip, Inc. (a)	9

836	Biotelemetry, Inc. (a)	40

4,654	Brookdale Senior Living, Inc. (a)	34

171	Catasys, Inc.	3

2,032	Community Health Systems, Inc. (a)	5

227	CorVel Corp. (a)	20

896	Cross Country Healthcare, Inc. (a)	8

18,933	Diplomat Pharmacy, Inc. (a)	115

2,027	Genesis Healthcare, Inc. (a)	3

4,178	Guardant Health, Inc. (a)	361

877	Hanger, Inc. (a)	17

1,541	HealthEquity, Inc. (a)	101

5,224	LHC Group, Inc. (a)	625

598	Magellan Health Services, Inc. (a)	44

308	National Healthcare Corp.	25

302	National Research Corp., Class – A	17

1,651	Owens & Minor, Inc.	5

2,106	Patterson Companies, Inc.	48

472	Petiq, Inc. (a)	16

293	Providence Service Corp. (a)	17

2,579	R1 RCM, Inc. (a)	32

1,057	RadNet, Inc. (a)	15

2,748	Select Medical Holdings Corp. (a)	44

603	Surgery Partners, Inc. (a)	5

2,574	Tenet Healthcare Corp. (a)	53

1,275	The Ensign Group, Inc.	73

316	The Joint Corp.	6

1,180	Tivity Health, Inc. (a)	19

8,239	Triple-S Management Corp., Class – A (a)	197

3,525	U.S. Physical Therapy, Inc.	432

		2,964

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Health Care Technology — 0.98%

4,301	Allscripts Healthcare Solutions, Inc. (a)	$50

2,519	Castlight Health, Inc., Class – B (a)	8

319	Computer Programs & Systems, Inc.	9

1,821	Evolent Health, Inc. (a)	14

656	HealthStream, Inc. (a)	17

2,184	HMS Holdings Corp. (a)	71

1,771	Inovalon Holdings, Inc., Class – A (a)	26

5,460	Inspire Medical System, Inc. (a)	331

1,363	NextGen Healthcare, Inc. (a)	27

1,031	Omnicell, Inc. (a)	89

290	OptimizeRx Corp.	5

298	Simulations Plus, Inc.	9

490	Tabula Rasa Healthcare, Inc. (a)	24

11,241	Teladoc, Inc. (a)	746

775	Vocera Communications, Inc. (a)	25

		1,451

	Hotels, Restaurants & Leisure — 1.27%

1,723	BBX Capital Corp.	8

29	Biglari Holdings, Inc., Class – B (a)	3

512	BJ’s Restaurant, Inc.	22

2,308	Bloomin’ Brands, Inc.	44

209	Bluegreen Vacations Corp.	2

2,023	Boyd Gaming Corp.	54

942	Brinker International, Inc.	37

877	Carrols Restaurant Group, Inc. (a)	8

682	Century Casinos, Inc. (a)	7

887	Churchill Downs, Inc.	103

422	Chuy’s Holdings, Inc. (a)	10

486	Cracker Barrel Old Country Store, Inc.	83

960	Dave & Buster’s Entertainment, Inc.	39

905	Del Frisco’s Restaurant Group, Inc. (a)	7

730	Del Taco Restaurants, Inc. (a)	9

1,527	Denny’s Corp. (a)	31

421	DineEquity, Inc.	40

1,571	Drive Shack, Inc. (a)	7

511	El Pollo Loco Holdings, Inc. (a)	5

7,279	Eldorado Resorts, Inc. (a)	336

92	Empire Resorts, Inc. (a)	1

568	Fiesta Restaurant Group, Inc. (a)	7

491	Golden Entertainment, Inc. (a)	7

214	Inspired Entertainment, Inc.	2

590	International Speedway Corp., Class – A	26

294	J. Alexander’s Holdings, Inc. (a)	3

650	Jack in the Box, Inc.	53

576	Lindblad Expeditions Holdings, Inc. (a)	10

1,108	Marriott Vacations Worldwide Corp.	108

285	Monarch Casino & Resort, Inc. (a)	12

73	Nathan’s Famous, Inc.	6

705	Noodles & Co. (a)	6

548	Papa John’s International, Inc.	25

2,799	Penn National Gaming, Inc. (a)	54

3,318	Planet Fitness, Inc., Class – A (a)	241

665	PlayAGS, Inc. (a)	13

666	Potbelly Corp. (a)	3

Shares	Security Description	Value (000)

	Hotels, Restaurants & Leisure (continued)

226	RCI Hospitality Holdings, Inc.	$4

589	Red Lion Hotels Corp. (a)	4

336	Red Robin Gourmet Burgers, Inc. (a)	10

1,760	Red Rock Resorts, Inc., Class – A	38

703	Ruth’s Hospitality Group, Inc.	16

1,406	Scientific Games Corp., Class – A (a)	28

1,391	SeaWorld Entertainment, Inc. (a)	43

707	Shake Shack, Inc., Class – A (a)	51

292	Speedway Motorsports, Inc.	5

800	Target Hospitality Corp.	7

1,718	Texas Roadhouse, Inc., Class – A	93

1,062	The Cheesecake Factory, Inc.	46

516	The Habit Restaurants, Inc. (a)	5

507	Twin River Worldwide Holdings, Inc.	15

739	Wingstop, Inc.	70

		1,867

	Household Durables — 1.83%

234	Bassett Furniture Industries, Inc.	4

748	Beazer Homes USA, Inc. (a)	7

219	Cavco Industries, Inc. (a)	35

7,915	Century Communities, Inc. (a)	210

605	Ethan Allen Interiors, Inc.	13

183	Flexsteel Industries, Inc.	3

3,077	Gopro, Inc., Class – A (a)	17

575	Green Brick Partners, Inc. (a)	5

156	Hamilton Beach Brands Holding Co.	3

633	Helen of Troy Ltd. (a)	83

292	Hooker Furniture Corp.	6

570	Installed Building Products, Inc. (a)	34

5,526	iRobot Corp. (a)	506

2,127	KB Home	55

1,152	La-Z-Boy, Inc.	35

100	Legacy Housing Corp. (a)	1

8,084	LGI Homes, Inc. (a)	578

290	Lifetime Brands, Inc.	3

155	Lovesac Co. (The) (a)	5

668	M/I Homes, Inc. (a)	19

1,240	MDC Holdings, Inc.	41

944	Meritage Homes Corp. (a)	48

210	Purple Innovation, Inc. (a)	1

2,666	Roku, Inc. (a)	241

5,182	Skyline Champion Corp. (a)	142

1,707	Sonos, Inc. (a)	19

2,856	Taylor Morrison Home Corp., Class – A (a)	60

893	TopBuild Corp. (a)	74

3,564	TRI Pointe Homes, Inc. (a)	43

1,229	Tupperware Brands Corp.	23

8,618	Universal Electronics, Inc. (a)	354

780	William Lyon Homes, Class – A (a)	14

768	Zagg, Inc. (a)	5

		2,687

	Household Products — 0.20%

263	Central Garden & Pet Co. (a)	7

1,069	Central Garden & Pet Co., Class – A (a)	26

149	Oil-Dri Corporation of America	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Household Products (continued)

3,757	Spectrum Brands Holdings, Inc.	$203

347	WD-40 Co.	55

		296

	Independent Power and Renewable Electricity Producers — 0.13%

2,576	Atlantic Power Corp. (a)	6

906	Clearway Energy, Inc., Class – A	15

1,859	Clearway Energy, Inc., Class – C	31

1,000	Ormat Technologies, Inc.	64

2,219	Pattern Energy Group, Inc.	51

1,842	Terraform Power, Inc., Class – A	26

		193

	Industrial Conglomerates — 0.02%

904	Raven Industries, Inc.	32

	Insurance — 3.21%

1,139	Ambac Financial Group, Inc. (a)	19

9,022	American Equity Investment Life Holding Co.	245

481	AMERISAFE, Inc.	31

2,518	Argo Group International Holdings Ltd.	186

5,371	AXIS Capital Holdings Ltd.	320

1,182	Citizens, Inc. (a)	9

18,696	CNO Financial Group, Inc.	312

400	Crawford & Co.	4

270	Donegal Group, Inc.	4

563	eHealth, Inc. (a)	48

237	EMC Insurance Group, Inc.	9

790	Employers Holdings, Inc.	33

296	Enstar Group Ltd. (a)	52

1,589	Everest Re Group Ltd.	393

247	FBL Financial Group, Inc., Class – A	16

288	FedNat Holding Co.	4

12,758	Genworth Financial, Inc., Class – A (a)	47

198	Global Indemnity Ltd.	6

23,140	Goosehead Insurance, Inc.	1,107

740	Greenlight Capital Re Ltd. (a)	6

317	Hallmark Financial Services, Inc. (a)	5

171	HCI Group, Inc.	7

309	Health Insurance Innovations, Inc., Class – A (a)	8

664	Heritage Insurance Holdings, Inc.	10

1,042	Horace Mann Educators Corp.	42

117	Independence Holding Co.	5

38	Investors Title Co.	6

742	James River Group Holdings	35

4,330	Kemper Corp.	374

494	Kinsale Capital Group, Inc.	45

2,157	MBIA, Inc. (a)	20

1,705	National General Holdings Corp.	39

59	National Western Life Group, Inc., Class – A	15

241	NI Holdings, Inc. (a)	4

137	Palomar Holdings, Inc.	3

1,344	ProAssurance Corp.	49

276	Protective Insurance Corp., Class – B	5

1,006	RLI Corp.	86

373	Safety Insurance Group, Inc.	35

Shares	Security Description	Value (000)

	Insurance (continued)

1,475	Selective Insurance Group, Inc.	$110

440	State Auto Financial Corp.	15

591	Stewart Information Services Corp.	24

1,863	Third Point Reinsurance Ltd. (a)	19

614	Tiptree, Inc., Class B	4

13,313	Trupanion, Inc.^ (a)	481

533	United Fire Group, Inc.	26

487	United Insurance Holdings Corp.	7

786	Universal Insurance Holdings, Inc.	22

5,379	W.R. Berkley Corp.	355

491	Watford Holdings Ltd. (a)	13

		4,720

	Interactive Media & Services — 0.28%

546	Care.com, Inc. (a)	6

1,847	Cargurus, Inc. (a)	67

1,745	Cars.com, Inc. (a)	34

1,238	DHI Group, Inc. (a)	4

885	Eventbrite, Inc. (a)	14

205	EverQuote, Inc., Class – A	3

1,830	Liberty TripAdvisor Holdings, Inc., Class – A (a)	23

10,330	QuinStreet, Inc. (a)	164

1,825	The Meet Group, Inc. (a)	6

104	Travelzoo, Inc. (a)	2

2,601	TrueCar, Inc. (a)	14

2,007	Yelp, Inc. (a)	69

		406

	Internet & Direct Marketing Retail — 0.62%

641	1-800-FLOWERS.COM, Inc., Class – A (a)	12

269	Duluth Holdings, Inc., Class – B (a)	4

2,532	Etsy, Inc. (a)	155

269	Gaia, Inc. (a)	2

11,296	Groupon, Inc. (a)	40

286	Lands’ End, Inc. (a)	3

449	Leaf Group Ltd. (a)	3

1,374	Liberty Expedia Holdings, Class – A (a)	66

629	Liquidity Services, Inc. (a)	4

673	Overstock.com, Inc. (a)	9

505	PetMed Express, Inc.	8

1,997	Quotient Technology, Inc. (a)	21

863	Shutterfly, Inc. (a)	44

481	Shutterstock, Inc.	19

428	Stamps.com, Inc. (a)	19

15,615	Stitch Fix, Inc., Class – A^ (a)	501

1,270	Waitr Holdings, Inc. (a)	8

		918

	IT Services — 2.34%

2,341	Alliance Data Systems Corp.	328

44,370	Brightcove, Inc. (a)	458

833	Carbonite, Inc. (a)	22

979	Cardtronics PLC (a)	27

349	Cass Information Systems, Inc.	17

4,257	Conduent, Inc. (a)	41

829	CSG Systems International, Inc.	40

1,801	Endurance International Group Holdings, Inc. (a)	9

2,781	Euronet Worldwide, Inc. (a)	467

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	IT Services (continued)

1,702	Everi Holdings, Inc. (a)	$20

13,934	EVERTEC, Inc.	456

782	Evo Payments, Inc., Class – A (a)	25

1,245	Exela Technologies, Inc. (a)	3

845	Exlservice Holdings, Inc. (a)	56

2,758	Global Payments, Inc.	442

1,047	GTT Communications, Inc. (a)	18

232	I3 Verticals, Inc., Class – A (a)	7

994	Information Services Group, Inc. (a)	3

314	International Money Express, Inc.	4

2,896	Limelight Networks, Inc. (a)	8

4,900	LiveRamp Holdings, Inc. (a)	238

675	ManTech International Corp., Class – A	44

1,604	MAXIMUS, Inc.	116

1,656	NIC, Inc.	27

721	Paysign, Inc. (a)	10

813	Perficient, Inc. (a)	28

3,565	Perspecta, Inc.	83

1,157	Presidio, Inc.	16

259	PRGX Global, Inc. (a)	2

262	PRGX Global, Inc.	2

158	Priority Technology Holdings, Inc.	1

1,488	Science Applications International Corp.	129

394	Startek, Inc. (a)	3

986	Sykes Enterprises, Inc. (a)	27

639	The Hackett Group, Inc.	11

353	TTEC Holdings, Inc.	16

231	Tucows, Inc. (a)	14

1,314	Unisys Corp. (a)	13

14,264	Verra Mobility Corp. (a)	187

725	Virtusa Corp. (a)	32

		3,450

	Leisure Products — 0.77%

887	Acushnet Holdings Corp.	23

1,397	American Outdoor Brands Corp. (a)	13

12,231	Callaway Golf Co.	210

589	Clarus Corp.	9

324	Escalade, Inc.	4

126	Johnson Outdoors, Inc., Class – A	9

514	Malibu Boats, Inc., Class – A (a)	20

197	Marine Products Corp.	3

478	Mastercraft Boat Holdings, Inc. (a)	9

417	Sturm, Ruger & Co., Inc.	23

43,379	Vista Outdoor, Inc. (a)	385

14,553	Yeti Holdings, Inc.^ (a)	421

		1,129

	Life Sciences Tools & Services — 0.87%

686	Accelerate Diagnostics, Inc. (a)	16

849	Cambrex Corp. (a)	40

961	Chromadex Corp. (a)	4

1,331	Codexis, Inc. (a)	25

1,286	ENZO Biochem, Inc. (a)	4

33,754	Fluidigm Corp. (a)	416

1,058	Luminex Corp.	22

Shares	Security Description	Value (000)

	Life Sciences Tools & Services (continued)

690	Medpace Holdings, Inc. (a)	$45

826	NanoString Technologies, Inc. (a)	25

2,201	NeoGenomics, Inc. (a)	48

3,582	Pacific Biosciences of California, Inc. (a)	22

8,085	Qiagen N.V. (a)	328

5,866	Quanterix Corp. (a)	198

1,569	Syneos Health, Inc. (a)	80

		1,273

	Machinery — 4.18%

15,148	Actuant Corp., Class – A	376

246	Alamo Group, Inc.	25

7,830	Albany International Corp., Class – A	650

1,618	Altra Holdings, Inc.	58

557	Astec Industries, Inc.	18

1,206	Barnes Group, Inc.	68

357	Blue Bird Corp. (a)	7

1,064	Briggs & Stratton Corp.	11

4,567	Chart Industries, Inc. (a)	351

489	CIRCOR International, Inc. (a)	22

1,699	Columbus McKinnon Corp.	71

710	Commercial Vehicle Group, Inc. (a)	6

363	DMC Global, Inc.	23

564	Douglas Dynamics, Inc.	22

135	Eastern Co. (The)	4

928	Energy Recovery, Inc. (a)	10

515	ENPRO Industries, Inc.	33

644	ESCO Technologies, Inc.	53

1,887	Evoqua Water Technologies Co. (a)	27

1,505	Federal Signal Corp.	40

1,165	Franklin Electric Co., Inc.	55

268	Gencor Industries, Inc. (a)	3

531	Global Brass & Copper Holdings, Inc.	23

240	Graham Corp.	5

1,992	Harsco Corp. (a)	55

738	Helios Technologies, Inc.	34

1,554	Hillenbrand, Inc.	61

159	Hurco Companies, Inc.	6

253	Hyster-Yale Materials Handling, Inc., Class – A	14

786	John Bean Technologies Corp.	95

277	Kadant, Inc.	25

2,069	Kennametal, Inc.	77

37,166	Kornit Digital Ltd. (a)	1,177

248	L.B. Foster Co., Class – A (a)	7

272	Lindsay Corp.	22

659	Luxfer Holdings PLC	16

405	Lydall, Inc. (a)	8

894	Manitowoc Co., Inc. (a)	16

22,748	Meritor, Inc. (a)	553

1,730	Milacron Holdings Corp. (a)	24

285	Miller Industries, Inc.	9

1,399	Mueller Industries, Inc.	41

3,954	Mueller Water Products, Inc., Class – A	39

1,249	Navistar International Corp. (a)	43

1,008	NN, Inc.	10

80	Omega Flex, Inc.	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Machinery (continued)

244	Park-Ohio Holdings Corp.	$8

2,122	Proto Labs, Inc. (a)	246

611	RBC Bearings, Inc. (a)	102

22,099	REV Group, Inc.	318

2,654	Rexnord Corp. (a)	80

862	Spartan Motors, Inc.	9

1,100	SPX Corp. (a)	36

1,056	SPX FLOW, Inc. (a)	44

317	Standex International Corp.	23

453	Tennant Co.	28

11,030	Terex Corp.	346

430	The Gorman-Rupp Co.	14

809	The Greenbrier Companies, Inc.	25

1,378	Titan International, Inc.	7

9,569	TriMas Corp. (a)	296

254	Twin Disc, Inc. (a)	4

1,376	Wabash National Corp.	22

1,140	WABCO Holdings, Inc. (a)	151

696	Watts Water Technologies, Inc., Class – A	65

3,216	Welbilt, Inc. (a)	54

		6,177

	Marine — 0.22%

1,194	Costamare, Inc.	6

1,129	Eagle Bulk Shipping, Inc. (a)	6

377	Genco Shipping & Trading Ltd. (a)	3

3,168	Kirby Corp. (a)	250

1,072	Matson, Inc.	42

1,494	Safe Bulkers, Inc. (a)	2

1,293	Scorpio Bulkers, Inc.	6

		315

	Media — 0.82%

248	Boston Omaha Corp. (a)	6

13,612	Cardlytics, Inc. (a)	354

228	cbdMD, Inc.	1

2,351	Central European Media Enterprises Ltd. (a)	10

1,102	Clear Channel Outdoor Holdings, Inc. (a)	5

1,186	comScore, Inc. (a)	6

344	Cumulus Media, Inc., Class – A	6

29	Daily Journal Corp. (a)	7

666	Emerald Expositions Events, Inc.	7

3,121	Entercom Communications Corp.	18

1,817	Entravision Communications Corp., Class – A	6

1,066	Fluent, Inc. (a)	6

2,764	Gannett Company, Inc.	23

2,286	Gray Television, Inc. (a)	37

462	Hemisphere Media Group, Inc. (a)	6

1,297	Lee Enterprises, Inc. (a)	3

1,163	Liberty Lilac Group, Class – A (a)	20

2,870	Liberty Lilac Group, Class – C (a)	50

309	Loral Space & Communications, Inc. (a)	11

840	Marchex, Inc. (a)	4

1,301	MDC Partners, Inc., Class – A (a)	3

1,003	Meredith Corp.	55

1,475	MSG Networks, Inc., Class – A (a)	31

Shares	Security Description	Value (000)

	Media (continued)

1,847	National CineMedia, Inc.	$12

1,509	New Media Investment Group, Inc.	14

3,722	Nexstar Broadcasting Group, Inc., Class – A	375

115	Saga Communications, Inc.	4

716	Scholastic Corp.	24

570	TechTarget (a)	12

5,480	TEGNA, Inc.	83

1,369	The E.W. Scripps Co., Class – A	21

469	Tribune Publishing Co.	4

796	Wideopenwest, Inc. (a)	6

		1,230

	Metals & Mining — 2.12%

6,555	Agnico-Eagle Mines Ltd.	336

7,775	AK Steel Holding Corp. (a)	18

41,772	Allegheny Technologies, Inc. (a)	1,053

3,268	Carpenter Technology Corp.	157

1,264	Century Aluminum Co. (a)	9

7,197	Cleveland-Cliffs, Inc.^	77

5,103	Coeur d’Alene Mines Corp. (a)	22

2,971	Commercial Metals Co.	53

4,276	Compass Minerals International, Inc.	235

58,456	Ferroglobe PLC	99

1,447	Gold Resource Corp.	5

321	Haynes International, Inc.	10

12,114	Hecla Mining Co.	22

408	Kaiser Aluminum Corp.	40

3,939	Materion Corp.	267

153	Mayville Engineering Co, Inc.	2

5,667	Novagold Resources, Inc. (a)	33

273	Olympic Steel, Inc.	4

42,355	Pan American Silver Corp.	548

203	Ramaco Resources, Inc. (a)	1

404	Ryerson Holding Corp. (a)	3

629	Schnitzer Steel Industries, Inc., Class – A	16

2,185	SunCoke Energy, Inc. (a)	19

200	Synalloy Corp.	3

956	Timkensteel Corp. (a)	8

1,294	Warrior Met Coal, Inc.	34

1,034	Worthington Industries, Inc.	42

		3,116

	Mortgage Real Estate Investment Trusts — 0.46%

816	AG Mortgage Investment Trust, Inc.	13

2,517	Anworth Mortgage Asset Corp.	10

3,818	Apollo Commercial Real Estate Finance, Inc.	69

693	Ares Commercial Real Estate Corp.	10

1,492	ARMOUR Residential REIT, Inc.	28

3,171	Blackstone Mortgage Trust, Inc.	112

2,131	Capstead Mortgage Corp.	18

433	Cherry Hill Mortgage Investment Corp.	7

2,082	Colony Credit Real Estate, Inc.	32

603	Dynex Capital, Inc.	10

654	Ellington Financial, Inc.	12

780	Exantas Capital Corp.	9

1,337	Granite Point Mortgage Trust, Inc.	26

402	Great Ajax Corp.	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Mortgage Real Estate Investment Trusts (continued)

1,550	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$44

3,261	Invesco Mortgage Capital, Inc.	53

632	KKR Real Estate Finance Trust, Inc.	13

2,585	Ladder Capital Corp.	43

5,216	New York Mortgage Trust, Inc.	32

1,256	Orchid Island Capital, Inc.	8

1,885	Pennymac Mortgage Investment Trust	41

768	Ready Capital Corp.	11

2,423	Redwood Trust, Inc.	40

1,236	TPG RE Finance Trust, Inc.	24

1,185	Western Asset Mortgage Capital Corp.	12

		683

	Multiline Retail — 0.04%

1,004	Big Lots, Inc.	29

270	Dillard’s, Inc., Class – A^	17

7,997	J.C. Penney Co., Inc.^ (a)	9

		55

	Multi-Utilities — 0.21%

1,649	Avista Corp.	74

1,515	Black Hills Corp.	118

1,277	NorthWestern Corp.	92

367	Unitil Corp.	22

		306

	Oil, Gas & Consumable Fuels — 2.66%

4,355	Abraxas Petroleum Corp. (a)	4

1,220	Altus Midstream Co., Class – A	5

923	Amyris, Inc. (a)	3

432	Arch Coal, Inc.	41

837	Ardmore Shipping Corp. (a)	7

1,588	Berry Petroleum Corp.	17

454	Bonanza Creek Energy, Inc. (a)	9

390	Brigham Minerals, Inc.	8

1,215	California Resources Corp. (a)	24

5,768	Callon Petroleum Co. (a)	38

2,238	Carrizo Oil & Gas, Inc. (a)	22

36,733	Centennial Resource Development, Inc., Class – A (a)	279

753	Chaparral Energy, Inc., Class – A	4

3,570	Clean Energy Fuels Corp. (a)	10

4,766	CNX Resources Corp. (a)	35

365	Comstock Resources, Inc.	2

693	CONSOL Energy, Inc. (a)	18

460	Contura Energy, Inc. (a)	24

734	CVR Energy, Inc.	37

2,005	Delek US Holdings, Inc.	81

11,211	Denbury Resources, Inc. (a)	14

2,226	DHT Holdings, Inc.	13

532	Diamond S Shipping, Inc.	7

736	Dorian LPG Ltd. (a)	7

551	Earthstone Energy, Inc. (a)	3

2,250	Energy Fuels, Inc. (a)	7

34,263	Euronav N.V.	323

679	Evolution Petroleum Corp.	5

Shares	Security Description	Value (000)

	Oil, Gas & Consumable Fuels (continued)

2,424	Extraction Oil & Gas, Inc. (a)	$10

934	Falcon Minerals Corp.	8

26,773	GasLog Ltd.	385

9,462	Golar LNG Ltd.	175

215	Goodrich Petroleum Corp. (a)	3

963	Green Plains, Inc.	10

4,378	Gulfport Energy Corp. (a)	21

509	Hallador Energy Co.	3

2,937	Highpoint Resources Corp. (a)	5

631	International Seaways, Inc. (a)	12

16	Isramco, Inc. (a)	2

1,598	Jagged Peak Energy, Inc. (a)	13

4,521	Laredo Petroleum, Inc. (a)	13

2,465	Magnolia Oil & Gas Corp. (a)	29

17,680	Matador Resources Co. (a)	352

376	Midstates Petroleum Co., Inc. (a)	2

526	Montage Resources Corp.^ (a)	3

7,431	Murphy Oil Corp.	183

104	NACCO Industries, Inc., Class – A	5

31,965	Navigator Holdings Ltd. (a)	300

285	Nextdecade Corp. (a)	2

14,076	Noble Energy, Inc.	315

3,592	Nordic American Tankers Ltd.	8

6,954	Northern Oil & Gas, Inc. (a)	13

8,003	Oasis Petroleum, Inc. (a)	45

1,378	Overseas Shipholding Group, Inc. (a)	3

389	Panhandle Oil & Gas, Inc., Class – A	5

865	Par Petroleum Corp. (a)	18

8,804	PDC Energy, Inc. (a)	317

1,924	Peabody Energy Corp.	46

340	Penn Virginia Corp. (a)	10

12	Primeenergy Resources Corp. (a)	2

5,899	QEP Resources, Inc. (a)	43

928	Renewable Energy Group, Inc. (a)	15

141	REX American Resources Corp. (a)	10

1,544	Ring Energy, Inc. (a)	5

864	Roan Resources, Inc.	2

252	Rosehill Resources, Inc.	1

834	SandRidge Energy, Inc. (a)	6

1,118	Scorpio Tankers, Inc.	33

2,000	Semgroup Corp., Class – A	24

2,049	Ship Finance International Ltd.	26

206	Silverbow Resources, Inc. (a)	3

11,989	SM Energy Co.	150

14,592	Southwestern Energy Co. (a)	46

6,100	SRC Energy, Inc. (a)	30

497	Talos Energy, Inc. (a)	12

1,627	Teekay Shipping Corp.	6

4,813	Teekay Tankers Ltd. (a)	6

2,371	Tellurian, Inc.^ (a)	19

4,112	Uranium Energy Corp. (a)	6

2,441	W&T Offshore, Inc. (a)	12

2,243	Whiting Petroleum Corp. (a)	42

1,659	World Fuel Services Corp.	60

		3,922

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Paper & Forest Products — 0.14%

979	Boise Cascade Co.	$28

401	Clearwater Paper Corp. (a)	7

3,349	Louisiana-Pacific Corp.	87

421	Neenah Paper, Inc.	28

1,097	P.H. Glatfelter Co.	19

778	Schweitzer-Mauduit International, Inc.	26

878	Verso Corp. (a)	17

		212

	Personal Products — 0.10%

659	e.l.f. Beauty, Inc. (a)	9

1,363	Edgewell Personal Care Co. (a)	37

443	Inter Parfums, Inc.	29

339	Lifevantage Corp. (a)	4

288	Medifast, Inc.	38

237	Nature’s Sunshine Products, Inc. (a)	2

222	Revlon, Inc., Class – A (a)	4

340	USANA Health Sciences, Inc. (a)	27

200	Youngevity International, Inc.	1

		151

	Pharmaceuticals — 1.41%

1,898	AcelRx Pharmaceuticals, Inc.	5

966	Aclaris Therapeutics, Inc. (a)	2

6,559	Aerie Pharmaceuticals, Inc. (a)	194

347	Akcea Therapeutics, Inc. (a)	8

2,351	Akorn, Inc. (a)	12

15,295	Amneal Pharmaceuticals, Inc. (a)	110

903	Amphastar Pharmaceuticals, Inc. (a)	19

230	ANI Pharmaceuticals, Inc. (a)	19

1,225	Aratana Therapeutics, Inc. (a)	6

5,618	Arvinas, Inc. (a)	124

568	Assembly Biosciences, Inc. (a)	8

1,637	Assertio Therapeutics, Inc. (a)	6

589	Axsome Therapeutics, Inc. (a)	15

1,975	BioDelivery Sciences International, Inc.	9

519	Cerecor, Inc.	3

631	Chiasma, Inc.	5

807	Collegium Pharmaceutical, Inc. (a)	11

2,438	Corcept Therapeutics, Inc. (a)	27

571	CorMedix, Inc.	5

1,727	Cymabay Therapeutics, Inc. (a)	12

1,167	Dermira, Inc. (a)	11

315	Dova Pharmaceuticals, Inc. (a)	4

571	Eloxx Pharmaceuticals, Inc. (a)	6

5,666	ENDO International PLC (a)	23

343	Evofem Biosciences, Inc.	2

249	Evolus, Inc.^ (a)	4

1,500	EyePoint Pharmaceuticals, Inc.	2

8,888	Horizon Therapeutics PLC (a)	214

1,735	Innoviva, Inc. (a)	25

773	Intersect ENT, Inc. (a)	18

1,085	Intra-Cellular Therapies, Inc. (a)	14

545	Kala Pharmaceuticals, Inc. (a)	3

122	Kaleido Biosciences, Inc. (a)	1

806	Lannett Co., Inc. (a)	5

Shares	Security Description	Value (000)

	Pharmaceuticals (continued)

332	Liquidia Technologies, Inc. (a)	$3

2,075	Mallinckrodt PLC (a)	19

1,199	Marinus Pharmaceuticals, Inc. (a)	5

384	Menlo Therapeutics, Inc. (a)	2

1,111	Myokardia, Inc. (a)	56

2,996	Nektar Therapeutics (a)	107

163	NGM Biopharmaceuticals, Inc. (a)	2

861	Ocular Therapeutix, Inc.^ (a)	4

195	Odonate Therapeutics, Inc. (a)	7

1,172	Omeros Corp.^ (a)	18

557	Optinose, Inc. (a)	4

268	Osmotica Pharmaceuticals PLC (a)	1

6,281	Pacira Pharmaceuticals, Inc. (a)	272

895	Paratek Pharmaceuticals, Inc. (a)	4

514	Phibro Animal Health Corp., Class – A	16

1,311	Prestige Brands Holdings, Inc. (a)	42

505	Reata Pharmaceuticals, Inc., Class – A (a)	48

372	resTORbio, Inc. (a)	4

1,103	Revance Therapeutics, Inc. (a)	14

1,363	SIGA Technologies, Inc. (a)	8

876	Strongbridge BioPharma PLC	3

1,243	Supernus Pharmaceuticals, Inc. (a)	41

1,772	The Medicines Co. (a)	65

101,879	TherapeuticsMD, Inc.^ (a)	264

1,114	Theravance Biopharma, Inc. (a)	18

548	Tricida, Inc. (a)	22

322	Verrica Pharmaceuticals, Inc. (a)	4

565	Wave Life Sciences Ltd. (a)	15

667	Xeris Pharmaceuticals, Inc. (a)	8

1,074	Zogenix, Inc. (a)	51

504	Zynerba Pharmaceuticals, Inc.	7

		2,066

	Professional Services — 0.94%

1,434	Acacia Research Corp. (a)	4

1,287	ASGN, Inc. (a)	78

184	Barrett Business Services, Inc.	15

248	BG Staffing, Inc.	5

1,293	CBIZ, Inc. (a)	25

203	CRA International, Inc.	8

1,305	Exponent, Inc.	76

268	Forrester Research, Inc.	13

249	Franklin Covey Co. (a)	8

950	FTI Consulting, Inc. (a)	80

290	GP Strategies Corp. (a)	4

474	Heidrick & Struggles International, Inc.	14

565	Huron Consulting Group, Inc. (a)	28

456	ICF International, Inc.	33

994	InnerWorkings, Inc. (a)	4

977	Insperity, Inc.	120

833	Kelly Services, Inc., Class – A	22

570	Kforce, Inc.	20

1,423	Korn Ferry International	57

452	Mistras Group, Inc. (a)	6

4,747	Navigant Consulting, Inc.	111

774	Resources Connections, Inc.	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Professional Services (continued)

7,985	TriNet Group, Inc. (a)	$542

983	TrueBlue, Inc. (a)	22

1,344	Upwork, Inc. (a)	22

1,008	WageWorks, Inc. (a)	51

250	Willdan Group, Inc. (a)	9

		1,389

	Real Estate Management & Development — 0.29%

271	Altisource Portfolio Solutions SA (a)	5

75	American Realty Investors, Inc. (a)	1

125	Consolidated-Tomoka Land Co.	7

2,544	Cushman & Wakefield PLC (a)	45

1,235	Essential Properties Realty Trust, Inc.	25

386	eXp World Holdings, Inc.	4

291	Forestar Group, Inc. (a)	6

186	FRP Holdings, Inc. (a)	10

31	Griffin Industrial Realty, Inc.	1

963	HFF, Inc., Class – A	44

3,081	Kennedy-Wilson Holdings, Inc.	63

575	Marcus & Millichap, Inc. (a)	18

148	Maui Land & Pineapple Co., Inc. (a)	2

3,658	Newmark Group, Inc., Class – A	33

255	Rafael Holdings, Inc., Class – B (a)	7

450	RE/MAX Holdings, Inc., Class – A	14

10,706	Realogy Holdings Corp.	78

2,216	Redfin Corp. (a)	40

851	St. Joe Corp. (a)	15

136	Stratus Properties, Inc. (a)	4

503	Tejon Ranch Co. (a)	8

169	The RMR Group, Inc., Class – A	8

34	Transcontinental Realty Investors, Inc. (a)	1

		439

	Road & Rail — 0.76%

625	ArcBest Corp.	18

10,152	Avis Budget Group, Inc. (a)	356

328	Covenant Transportation Group, Inc., Class – A (a)	5

1,105	Daseke, Inc. (a)	4

1,154	Heartland Express, Inc.	21

1,629	Hertz Global Holdings, Inc. (a)	26

9,163	Knight-Swift Transportation Holdings, Inc.	301

965	Marten Transport Ltd.	18

48	P.A.M. Transportation Services, Inc. (a)	3

86	Roadrunner Transportation Systems, Inc.	1

4,721	Ryder System, Inc.	275

653	Saia, Inc. (a)	42

194	Universal Truckload Services, Inc.	4

558	US Xpress Enterprise, Inc., Class – A (a)	3

1,154	Werner Enterprises, Inc.	36

843	YRC Worldwide, Inc. (a)	3

		1,116

	Semiconductors & Semiconductor Equipment — 4.73%

671	Adesto Technologies Corp. (a)	5

960	Advanced Energy Industries, Inc. (a)	54

5,614	Advanced Micro Devices, Inc. (a)	170

Shares	Security Description	Value (000)

	Semiconductors & Semiconductor Equipment (continued)

502	Alpha & Omega Semiconductor Ltd. (a)	$5

5,091	Ambarella, Inc. (a)	225

2,526	Amkor Technology, Inc. (a)	19

704	Aquantia Corp. (a)	9

827	Axcelis Technologies, Inc. (a)	12

1,088	AXT, Inc. (a)	4

10,787	Brooks Automation, Inc.	418

731	Cabot Microelectronics Corp.	80

566	CEVA, Inc. (a)	14

1,494	Cirrus Logic, Inc. (a)	65

1,014	Cohu, Inc.	16

6,416	Cree, Inc. (a)	360

6,119	Cypress Semiconductor Corp.	136

1,034	Diodes, Inc. (a)	38

528	DSP Group, Inc. (a)	8

13,968	FormFactor, Inc. (a)	219

370	GSI Technology, Inc. (a)	3

571	Ichor Holdings Ltd. (a)	13

384	Impinj, Inc. (a)	11

7,625	Inphi Corp. (a)	382

23,795	Lattice Semiconductor Corp. (a)	347

18,713	MA-COM Technology Solutions Holdings, Inc. (a)	283

7,395	Marvell Technology Group Ltd.	176

3,108	Maxim Integrated Products, Inc.	186

1,643	MaxLinear, Inc., Class – A (a)	39

5,393	Monolithic Power Systems, Inc.	732

585	Nanometrics, Inc. (a)	20

972	Neophotonics Corp. (a)	4

124	NVE Corp.	9

713	PDF Solutions, Inc. (a)	9

1,642	Photronics, Inc. (a)	13

709	Power Integrations, Inc.	57

7,797	Qorvo, Inc. (a)	519

2,780	Rambus, Inc. (a)	33

779	Rudolph Technologies, Inc. (a)	22

15,517	Semtech Corp. (a)	746

2,956	Silicon Laboratories, Inc. (a)	306

351	SMART Global Holdings, Inc. (a)	8

16,753	SunPower Corp.^ (a)	179

877	Synaptics, Inc. (a)	26

983	Ultra Clean Holdings, Inc. (a)	14

3,981	Universal Display Corp.	750

17,414	Veeco Instruments, Inc. (a)	213

1,242	Xperi Corp.	26

		6,983

	Software — 6.60%

9,552	2U, Inc. (a)	360

2,363	8x8, Inc. (a)	57

1,410	A10 Networks, Inc. (a)	10

2,824	ACI Worldwide, Inc. (a)	97

444	Agilysys, Inc. (a)	10

4,800	Alarm.com Holding, Inc. (a)	257

959	Altair Engineering, Inc., Class – A (a)	39

603	Amber Road, Inc. (a)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Software (continued)

763	American Software, Inc., Class – A	$10

395	AppFolio, Inc., Class – A (a)	40

758	Appian Corp. (a)	27

2,792	Avaya Holdings Corp. (a)	33

14,780	Benefitfocus, Inc. (a)	401

1,231	Blackbaud, Inc.	103

14,520	Blackline, Inc. (a)	777

1,080	Bottomline Technologies, Inc. (a)	48

3,594	Box, Inc., Class – A (a)	63

1,389	Carbon Black, Inc. (a)	23

664	ChannelAdvisor Corp. (a)	6

2,285	Cision Ltd. (a)	27

5,915	Cloudera, Inc. (a)	31

926	CommVault Systems, Inc. (a)	46

1,411	Cornerstone OnDemand, Inc. (a)	82

3,176	Coupa Software, Inc. (a)	402

288	Digimarc Corp. (a)	13

1,874	Digital Turbine, Inc.	9

435	Domo, Inc. (a)	12

594	Ebix, Inc.	30

511	eGain Corp. (a)	4

8,199	Envestnet, Inc. (a)	561

819	Everbridge, Inc. (a)	73

7,105	Five9, Inc. (a)	364

1,013	Forescout Technologies, Inc. (a)	34

732	GTY Technology Holdings, Inc.	5

2,493	HubSpot, Inc. (a)	425

1,238	Ideanomics, Inc.	3

846	Instructure, Inc. (a)	36

165	Intelligent Systems Corp.	5

1,177	J2 Global, Inc.	105

1,532	LivePerson, Inc. (a)	43

252	Majesco (a)	2

216	MicroStrategy, Inc., Class – A (a)	31

924	Mitek Systems, Inc. (a)	9

2,394	MobileIron, Inc. (a)	15

6,673	Model N, Inc. (a)	130

992	Monotype Imaging Holdings, Inc.	17

1,610	New Relic, Inc. (a)	139

24,565	Nuance Communications, Inc. (a)	392

2,287	Nutanix, Inc., Class – A (a)	59

823	Onespan, Inc. (a)	12

6,545	Paylocity Holding Corp. (a)	614

1,121	Progress Software Corp.	49

829	PROS Holdings, Inc. (a)	52

6,721	Q2 Holdings, Inc. (a)	513

277	QAD, Inc., Class – A	11

857	Qualys, Inc. (a)	75

1,202	Rapid7, Inc. (a)	70

486	Rimini Street, Inc. (a)	3

1,358	RingCentral, Inc., Class – A (a)	156

2,145	Sailpoint Technologies Holding, Inc. (a)	43

210	Secureworks Corp. (a)	3

207	SharpSpring, Inc.	3

Shares	Security Description	Value (000)

	Software (continued)

4,900	ShotSpotter, Inc. (a)	$217

452	SPS Commerce, Inc. (a)	46

3,595	SS&C Technologies Holdings, Inc.	207

2,055	SVMK, Inc. (a)	34

926	Synchronoss Technologies, Inc. (a)	7

1,086	Telaria, Inc. (a)	8

874	Telenav, Inc. (a)	7

926	Tenable Holdings, Inc. (a)	26

1,161	The Rubicon Project, Inc. (a)	7

1,130	The Trade Desk, Inc. (a)	257

52,490	TiVo Corp.	387

560	Upland Software, Inc. (a)	25

746	Varonis Systems, Inc. (a)	46

1,649	Verint Systems, Inc. (a)	89

1,512	VirnetX Holding Corp. (a)	9

878	Workiva, Inc. (a)	51

16,940	Yext, Inc. (a)	340

1,345	Zix Corp. (a)	12

10,892	Zscaler, Inc. (a)	835

2,085	Zuora, Inc., Class – A (a)	32

		9,719

	Specialty Retail — 2.04%

1,705	Aaron’s, Inc.	105

1,677	Abercrombie & Fitch Co., Class – A	27

4,078	American Eagle Outfitters, Inc.	69

156	America’s Car-Mart, Inc. (a)	13

491	Asbury Automotive Group, Inc. (a)	41

4,730	Ascena Retail Group, Inc. (a)	3

1,199	AT Home Group, Inc. (a)	8

1,127	Barnes & Noble Education, Inc. (a)	4

1,525	Barnes & Noble, Inc.	10

3,262	Bed Bath & Beyond, Inc.^	38

18,884	Boot Barn Holdings, Inc. (a)	674

1,028	Caleres, Inc.	20

829	Camping World Holdings, Inc., Class- A	10

15,131	Carvana Co. (a)	948

2,995	Chico’s FAS, Inc.	10

332	Citi Trends, Inc.	5

474	Conn’s, Inc. (a)	8

1,683	Designer Brands, Inc., Class – A	32

1,702	Express, Inc. (a)	5

2,411	Floor & Decor Holdings, Inc., Class – A (a)	101

2,563	GameStop Corp., Class – A	14

480	Genesco, Inc. (a)	20

2,314	GNC Holdings, Inc., Class – A^ (a)	3

467	Group 1 Automotive, Inc.	38

1,443	Guess?, Inc.	23

481	Haverty Furniture Companies, Inc.	8

472	Hibbett Sports, Inc. (a)	9

999	Hudson Ltd., Class – A (a)	14

392	J. Jill, Inc.	1

558	Lithia Motors, Inc.	66

679	Lumber Liquidators Holdings, Inc. (a)	8

568	MarineMax, Inc. (a)	9

2,070	Michaels Companies, Inc. The (a)	18

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Specialty Retail (continued)

822	Monro Muffler Brake, Inc.	$70

769	Murphy USA, Inc. (a)	65

1,729	National Vision Holdings, Inc. (a)	53

13,698	Office Depot, Inc.	28

1,369	Party City Holdco, Inc. (a)	10

1,223	Rent-A-Center, Inc. (a)	33

471	Restoration Hardware Co. (a)	54

675	RTW RetailWinds, Inc. (a)	1

3,043	Sally Beauty Holdings, Inc. (a)	41

261	Shoe Carnival, Inc.	7

1,299	Signet Jewelers Ltd.	23

799	Sleep Number Corp. (a)	32

613	Sonic Automotive, Inc., Class – A	14

1,082	Sportsman’s Warehouse Holdings, Inc. (a)	4

19,671	Tailored Brands, Inc.	115

699	The Buckle, Inc.	12

571	The Cato Corp.	7

388	The Children’s Place Retail Stores, Inc.	37

397	The Container Store Group, Inc. (a)	3

977	Tile Shop Holdings, Inc.	4

560	Tilly’s, Inc., Class – A	4

66	Winmark Corp.	11

484	Zumiez, Inc. (a)	13

		3,003

	Technology Hardware, Storage & Peripherals — 0.19%

2,858	3D Systems Corp. (a)	26

165	Astronova, Inc.	4

749	Avid Technology, Inc. (a)	7

1,029	Cray, Inc. (a)	36

1,935	Diebold, Inc. (a)	18

1,080	Electronics for Imaging, Inc. (a)	40

784	Immersion Corp. (a)	6

87	Sonim Technologies, Inc.	1

1,295	Stratasys Ltd. (a)	38

4,200	Super Micro Computer, Inc. (a)	81

1,462	USA Technologies, Inc. (a)	11

		268

	Textiles, Apparel & Luxury Goods — 0.59%

2,511	Capri Holdings Ltd. (a)	87

399	Centric Brands, Inc.	2

1,677	Crocs, Inc. (a)	33

261	Culp, Inc.	5

2,636	Deckers Outdoor Corp. (a)	463

150	Delta Apparel, Inc.	3

1,178	Fossil Group, Inc. (a)	14

1,139	G-III Apparel Group Ltd. (a)	34

1,079	Kontoor Brands, Inc. (a)	30

396	Movado Group, Inc.	11

420	Oxford Industries, Inc.	32

167	Rocky Brands, Inc.	5

2,142	Steven Madden Ltd.	72

250	Superior Uniform Group, Inc.	4

373	Unifi, Inc. (a)	7

581	Vera Bradley, Inc. (a)	7

Shares	Security Description	Value (000)

	Textiles, Apparel & Luxury Goods (continued)

75	Vince Holding Corp.	$1

2,271	Wolverine World Wide, Inc.	63

		873

	Thrifts & Mortgage Finance — 0.86%

1,458	Axos Financial, Inc. (a)	40

94	Bank7 Corp. (a)	2

355	Bankfinancial Corp.	5

625	Bridgewater Bancshares, Inc. (a)	7

3,329	Capitol Federal Financial, Inc.	45

1,331	Columbia Financial, Inc. (a)	20

799	Dime Community Bancshares	15

169	Entegra Financial Corp. (a)	5

274	ESSA Bancorp, Inc.	4

2,429	Essent Group Ltd. (a)	114

228	Federal Agricultural Mortgage Corp., Class – C	17

79	First Capital, Inc.	4

482	First Defiance Financial Corp.	14

734	Flagstar Bancorp, Inc.	24

97	FS BanCorp, Inc.	5

95	Greene County BanCorp, Inc.	3

35	Hingham Institution For Savings	7

211	Home BanCorp, Inc.	8

613	HomeStreet, Inc. (a)	18

2,160	Kearny Financial Corp. of Maryland	29

515	Luther Burbank Corp.	6

195	Malvern BanCorp, Inc. (a)	4

423	Merchants BanCorp/IN	7

1,208	Meridian Bancorp, Inc.	22

918	Meta Financial Group, Inc.	26

119	MMA Capital Holdings, Inc.	4

1,916	Mr Cooper Group, Inc. (a)	15

1,640	NMI Holdings, Inc. (a)	46

1,112	Northfield BanCorp, Inc.	17

2,529	Northwest Bancshares, Inc.	45

1,270	OceanFirst Financial Corp.	32

3,384	Ocwen Financial Corp. (a)	7

298	OP Bancorp	3

993	Oritani Financial Corp.	18

388	PCSB Financial Corp.	8

209	PDL Community Bancorp (a)	3

626	PennyMac Financial Services, Inc.	14

95	Provident Bancorp, Inc. (a)	3

142	Provident Financial Holdings	3

1,556	Provident Financial Services, Inc.	38

248	Prudential Bancorp, Inc.	5

5,378	Radian Group, Inc.	122

531	Riverview BanCorp, Inc.	5

199	Southern Missouri BanCorp, Inc.	7

552	Sterling Bancorp, Inc.	6

195	Territorial Bancorp, Inc.	6

186	Timberland Bancorp, Inc./WA	6

2,395	TrustCo Bank Corp NY	19

1,236	United Community Financial Corp.	12

1,245	United Financial Bancorp, Inc.	18

698	Walker & Dunlop, Inc.	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Thrifts & Mortgage Finance (continued)

2,042	Washington Federal, Inc.	$70

639	Waterstone Financial, Inc.	11

603	Western New England Bancorp, Inc.	6

5,469	WSFS Financial Corp.	225

		1,262

	Tobacco — 0.26%

3,201	22nd Century Group, Inc. (a)	7

229	Pyxus International, Inc. (a)	3

212	Turning Point Brands, Inc.	10

5,496	Universal Corp.	335

2,662	Vector Group Ltd.	26

		381

	Trading Companies & Distributors — 1.69%

1,341	Aircastle Ltd.	29

967	Applied Industrial Technologies, Inc.	59

10,630	Beacon Roofing Supply, Inc. (a)	391

225	Bluelinx Holdings, Inc. (a)	4

15,084	BMC Stock Holdings, Inc. (a)	321

413	CAI International, Inc. (a)	10

6,504	DXP Enterprises, Inc. (a)	246

113	EVI Industries, Inc.	4

387	Foundation Building Materials, Inc. (a)	7

925	GATX Corp.	73

307	General Finance Corp. (a)	3

795	GMS, Inc. (a)	17

791	H&E Equipment Services, Inc.	23

607	Herc Holdings, Inc. (a)	28

697	Kaman Corp.	44

158	Lawson Products, Inc. (a)	6

11,708	MRC Global, Inc. (a)	200

2,730	NOW, Inc. (a)	40

121	Rush Enterprises, Inc.	4

753	Rush Enterprises, Inc., Class – A	27

8,120	SiteOne Landscape Supply, Inc. (a)	564

318	Systemax, Inc.	7

707	Textainer Group Holdings Ltd. (a)	7

476	Titan Machinery, Inc. (a)	10

165	Transcat, Inc. (a)	4

1,428	Triton International Ltd.	46

324	Veritiv Corp. (a)	6

1,891	Watsco, Inc.	310

84	Willis Lease Finance Corp. (a)	5

		2,495

	Transportation Infrastructure — 0.14%

4,934	Macquarie Infrastructure Corp.	200

	Water Utilities — 0.17%

924	American States Water Co.	70

302	AquaVenture Holdings Ltd. (a)	6

201	Artesian Resources Corp.	7

622	Cadiz, Inc. (a)	7

1,212	California Water Service Group	61

306	Connecticut Water Service, Inc.	21

344	Consolidated Water Co. Ltd.	5

Shares	Security Description	Value (000)

	Water Utilities (continued)

259	Global Water Resources, Inc.	$3

403	Middlesex Water Co.	24

428	Pure Cycle Corp. (a)	5

661	SJW Corp.	40

334	The York Water Co.	12

		261

	Wireless Telecommunication Services — 0.15%

1,092	Boingo Wireless, Inc. (a)	20

38,230	Gogo, Inc.^ (a)	151

1,208	Shenandoah Telecommunications Co.	47

437	Spok Holdings, Inc.	7

		225

	Total Common Stocks	135,990

	Contingent Rights — 0.00%

	Chemicals — 0.00%

755	Schulman, Inc. CVR (a)	—

	Electrical Equipment — 0.00%

751	Babcock & Wilcox Enterprises, Inc. (a)	—

	Metals & Mining — 0.00%

247,963	Tahoe Resources, Inc. CVR (a)	—

	Road & Rail — 0.00%

1,337	Hertz Global Holdings, Inc. (a)	3

	Total Contingent Rights	3

Principal Amount (000)

	U.S. Treasury Obligation — 0.01%

$15	U.S. Treasury Bill, 2.05%, 9/12/19 (b)(c)	15

	Total U.S. Treasury Obligation	15

Shares

	Investment Companies — 7.31%

899,520	Federated Treasury Obligations Fund, Institutional Shares, 2.22%^^ (d)	900

275,734	State Street Institutional Liquid Reserves Fund, Trust Class, 2.40% (d)	276

9,603,414	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (d)	9,603

	Total Investment Companies	10,779

Principal Amount (000)

	Repurchase Agreement — 0.85%

$1,253	Jefferies LLC, 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $1,253,307 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $1,278,111)^^	1,253

	Total Repurchase Agreement	1,253

	Total Investments (cost $124,896) — 100.42%	148,040
	Liabilities in excess of other assets — (0.42)%	(625)

	Net Assets — 100.00%	$147,415

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2019

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $2,102 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.

(a)	Represents non-income producing security.
(b)	The rate disclosed represents effective yield at purchase.

(c)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(d)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio	Advisory Research, Inc.	Frontier Capital Management Company, LLC	Mellon Investments Corporation*	Parametric Portfolio Associates, LLC	Pzena Investment Management, LLC	HC Capital Solutions	Total
Common Stocks	21.09%	31.29%	34.31%	—	5.56%	—	92.25%

Contingent Rights	—	0.00%	0.00%	—	—	—	0.00%

U.S. Treasury Obligation	—	—	0.01%	—	—	—	0.01%

Investment Companies	0.40%	0.12%	0.24%	3.81%	—	2.74%	7.31%

Repurchase Agreement	0.51%	0.18%	0.16%	—	—	—	0.85%

Other Assets (Liabilities)	-0.95%	0.28%	-0.26%	0.32%	0.19%	0.00%	-0.42%

Total Net Assets	21.05%	31.87%	34.46%	4.13%	5.75%	2.74%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Russell 2000 Mini Index Future	74	9/20/19	$5,798	$144

			$5,798	$144

	Total Unrealized Appreciation			$144
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$144

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Real Estate Securities Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 92.99%

	Equity Real Estate Investment Trusts — 88.95%

19,626	Acadia Realty Trust	$537

24,991	Agree Realty Corp.	1,601

40,085	Alexandria Real Estate Equities, Inc.	5,656

59,296	American Assets Trust, Inc.	2,794

22,287	American Tower Corp.	4,557

53,611	Americold Realty Trust	1,738

34,042	Boston Properties, Inc.	4,391

140,173	Brixmor Property Group, Inc.	2,506

40,414	Camden Property Trust	4,219

31,644	CareTrust REIT, Inc.	752

39,191	Columbia Property Trust, Inc.	813

45,538	Community Healthcare Trust, Inc.	1,795

11,745	Coresite Realty Corp.	1,353

39,963	Corporate Office Properties Trust	1,054

19,564	Crown Castle International Corp.	2,550

84,560	Douglas Emmett, Inc.	3,369

11,998	Equinix, Inc.	6,050

26,826	Equity Lifestyle Properties, Inc.	3,255

15,189	Essex Property Trust, Inc.	4,434

29,395	Extra Space Storage, Inc.	3,119

191,391	HCP, Inc.	6,121

79,691	Hudson Pacific Property, Inc.	2,651

14,445	JBG SMITH Properties	568

55,375	Nexpoint Residential Trust, Inc.	2,293

86,579	Prologis, Inc.	6,935

9,477	PS Business Parks, Inc.	1,597

24,343	Public Storage	5,798

32,610	Retail Value, Inc.	1,135

91,359	Rexford Industrial Realty, Inc.	3,688

Shares	Security Description	Value (000)

	Equity Real Estate Investment Trusts (continued)

40,805	Simon Property Group, Inc.	$6,519

96,058	Store Capital Corp.	3,188

28,015	Sun Communities, Inc.	3,591

86,610	UDR, Inc.	3,888

26,062	VICI Properties, Inc.	574

81,927	Xenia Hotels & Resorts, Inc.	1,708

		106,797

	Hotels, Restaurants & Leisure — 3.43%

25,364	Hyatt Hotels Corp., Class – A	1,931

5,854	Marriott International, Inc., Class – A	821

6,146	Vail Resorts, Inc.	1,372

		4,124

	Real Estate Management & Development — 0.61%

10,294	Essential Properties Realty Trust, Inc.	206

25,689	Kennedy-Wilson Holdings, Inc.	529

		735

	Total Common Stocks	111,656

	Investment Companies — 6.80%

950,506	DWS Government & Agency Securities Portfolio, Government Cash Institutional Shares, 2.19% (a)	951

7,212,199	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (a)	7,212

	Total Investment Companies	8,163

	Total Investments (cost $91,638) — 99.79%	$119,819
	Other assets in excess of liabilities — 0.21%	250

	Net Assets — 100.00%	$120,069

(a)	The rate disclosed is the rate in effect on June 30, 2019.

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Real Estate Securities Portfolio	Parametric Portfolio Associates, LLC	Wellington Management Company, LLP	HC Capital Solutions	Total
Common Stocks	—	92.99%	—	92.99%

Investment Companies	6.00%	0.79%	0.01%	6.80%

Other Assets (Liabilities)	0.06%	0.15%	0.00%	0.21%

Total Net Assets	6.06%	93.93%	0.01%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Real Estate Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2019

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Dow Jones U.S. Real Estate Index Future	3	9/20/19	$104	$(2)

			$104	$(2)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(2)

	Total Net Unrealized Appreciation/(Depreciation)			$(2)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 82.02%

	Australia — 4.98%

67,367	Alumina Ltd. (Metals & Mining)	$111

89,971	BHP Billiton Ltd. (Metals & Mining)	2,614

64,146	BHP Group PLC (Metals & Mining)	1,640

29,442	Boral Ltd. (Construction Materials)	106

8,861	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	154

45,437	Fortescue Metals Group Ltd. (Metals & Mining)	289

46,458	Incitec Pivot Ltd. (Chemicals)	111

19,960	Newcrest Mining Ltd. (Metals & Mining)	448

10,623	Orica Ltd. (Chemicals)	152

53,606	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	276

11,976	Rio Tinto Ltd. (Metals & Mining)	877

46,646	Santos Ltd. (Oil, Gas & Consumable Fuels)	233

145,391	South32 Ltd. (Metals & Mining)	326

23,409	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	600

		7,937

	Austria — 0.21%

5,022	OMV AG (Oil, Gas & Consumable Fuels)	245

3,040	Voestalpine AG (Metals & Mining)	94

		339

	Belgium — 0.24%

2,117	Solvay SA (Chemicals)	220

5,312	Umicore SA (Chemicals) (a)	170

		390

	Bermuda — 0.07%

106,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels) (a)	92

29,000	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	26

		118

	Brazil — 1.56%

13,200	Companhia Siderurgica Nacional SA (CSN) (Metals & Mining)	57

4,513	Cosan SA Industria e Comercio (Oil, Gas & Consumable Fuels)	54

96,612	Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	755

21,203	Suzano Papel e Celulose SA (Paper & Forest Products)	181

28,406	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	149

96,176	Vale SA (Metals & Mining)	1,299

		2,495

	Canada — 6.95%

5,800	Agnico-Eagle Mines Ltd. (Metals & Mining)	297

5,500	AltaGas Ltd. (Gas Utilities)^	83

11,600	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	57

47,421	Barrick Gold Corp. (Metals & Mining)	748

13,100	Cameco Corp. (Oil, Gas & Consumable Fuels)	140

32,169	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	867

4,000	CCL Industries, Inc., Class – B (Containers & Packaging) (a)	196

Shares	Security Description	Value (000)

	Canada (continued)

24,614	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	$217

17,900	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	59

32,902	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	1,188

50,438	Encana Corp. (Oil, Gas & Consumable Fuels)	259

19,560	First Quantum Minerals Ltd. (Metals & Mining)	186

4,540	Franco-Nevada Corp. (Metals & Mining)	385

11,575	Husky Energy, Inc. (Oil, Gas & Consumable Fuels)	110

8,760	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	243

11,900	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	185

2,393	International Petroleum Corp. (Oil, Gas & Consumable Fuels) (b)	11

6,000	Keyera Corp. (Oil, Gas & Consumable Fuels) (a)	154

34,600	Kinross Gold Corp. (Metals & Mining) (b)	134

2,500	Methanex Corp. (Chemicals)	114

17,283	Nutrien Ltd. (Chemicals)	924

14,571	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	542

5,500	Peyto Exploration & Development Corp. (Oil, Gas & Consumable Fuels) (a)	16

6,900	PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels) (a)	97

8,000	Seven Generations Energy (Oil, Gas & Consumable Fuels) (b)	39

48,322	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	1,509

25,000	TC Energy Corp. (Oil, Gas & Consumable Fuels)	1,239

14,497	Teck Cominco Ltd., Class – B (Metals & Mining)	335

7,000	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	89

20,206	Turquoise Hill Resources Ltd. (Metals & Mining) (b)	25

42,247	Uranium Participation Corp. (Capital Markets) (b)(c)	136

3,800	Vermilion Energy, Inc. (Oil, Gas & Consumable Fuels)^	83

1,900	West Fraser Timber Co. Ltd. (Paper & Forest Products)	87

11,151	Wheaton Precious Metals Corp. (Metals & Mining)	270

22,400	Yamana Gold, Inc. (Metals & Mining)	57

		11,081

	Chile — 0.25%

52,152	Empresas CMPC SA (Paper & Forest Products)	143

23,634	Empresas Copec SA (Oil, Gas & Consumable Fuels)	259

		402

	China — 1.59%

62,000	Aluminum Corporation of China Ltd., H Shares (Metals & Mining) (b)	22

36,200	Anhui Conch Cement Co. Ltd., H Shares (Construction Materials)	227

68,000	China Coal Energy Co. Ltd., Class – H (Oil, Gas & Consumable Fuels)	28

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	China (continued)

64,000	China National Building Material Co. Ltd., H Shares (Construction Materials) (a)	$56

61,000	China Oilfield Services Ltd., H Shares (Energy Equipment & Services)	61

741,869	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	505

119,300	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	250

520,302	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	887

23,000	Jiangxi Copper Co. Ltd., H Shares (Metals & Mining)	31

612,729	PetroChina, H Shares (Oil, Gas & Consumable Fuels)	338

68,000	Sinopec Shanghai Petrochemical Co. Ltd., H Shares (Chemicals)	27

62,000	Yanzhou Coal Mining Co., H Shares (Oil, Gas & Consumable Fuels)	58

129,000	Zijin Mining Group Co. Ltd., H Shares (Metals & Mining)	52

		2,542

	Colombia — 0.15%

10,130	Cementos Argos SA (Construction Materials)	24

185,100	Ecopetrol SA (Oil, Gas & Consumable Fuels)	169

7,931	Grupo Argos SA (Construction Materials)	42

		235

	Denmark — 0.36%

2,810	Christian Hansen Holding A/S (Chemicals) (a)	265

6,529	Novozymes A/S, B Shares (Chemicals)	304

		569

	Finland — 0.66%

13,100	Neste Oil Oyj (Oil, Gas & Consumable Fuels)	445

15,295	Stora Enso Oyj, R Shares (Paper & Forest Products)	180

15,894	UPM-Kymmene Oyj (Paper & Forest Products)	423

		1,048

	France — 3.76%

12,936	Air Liquide SA (Chemicals)	1,809

2,270	Arkema SA (Chemicals)	211

732	Imerys SA (Construction Materials)	39

70,337	Total SA (Oil, Gas & Consumable Fuels)	3,944

		6,003

	Germany — 2.10%

27,411	BASF SE (Chemicals)	1,995

1,908	Covestro AG (Chemicals) (a)	97

4,947	Evonik Industries AG (Chemicals) (a)	144

4,109	HeidelbergCement AG (Construction Materials)	332

5,182	K+S AG – Registered (Chemicals)	96

2,773	Lanxess AG (Chemicals)	165

3,649	Symrise AG (Chemicals) (a)	351

11,451	ThyssenKrupp AG (Metals & Mining)	167

		3,347

	Greece — 0.00%

152	Titan Cement Co. SA (Construction Materials)	3

Shares	Security Description	Value (000)

	Hungary — 0.07%

9,490	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	$105

	India — 1.04%

42,596	Reliance Industries Ltd., GDR (Oil, Gas & Consumable Fuels) (a) (b)	1,540

6,988	Tata Steel Ltd., Registered Shares, GDR (Metals & Mining)	51

6,609	Vedanta Ltd., ADR (Metals & Mining)	67

		1,658

	Indonesia — 0.20%

476,300	PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	46

39,900	PT Indocement Tunggal Prakarsa Tbk (Construction Materials)	56

92,600	PT Semen Gresik (Persero) Tbk (Construction Materials)	76

72,100	PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	144

		322

	Ireland (Republic of) — 0.52%

25,249	CRH PLC (Construction Materials) (a)	825

	Israel — 0.04%

13,052	Israel Chemicals Ltd. (Chemicals) (a)	69

	Italy — 1.18%

82,441	Eni SpA (Oil, Gas & Consumable Fuels)	1,370

20,071	Saipem SpA (Energy Equipment & Services) (b)	100

81,569	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	406

		1,876

	Japan — 3.53%

3,600	Air Water, Inc. (Chemicals)	62

34,300	Asahi Kasei Corp. (Chemicals)	366

7,200	Daicel Corp. (Chemicals)	64

2,100	Hitachi Chemical Co. Ltd. (Chemicals)	57

5,000	Hitachi Metals Ltd. (Metals & Mining)	57

5,442	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels) (a)	165

28,400	INPEX Corp. (Oil, Gas & Consumable Fuels)	257

13,400	JFE Holdings, Inc. (Metals & Mining)	197

4,900	JSR Corp. (Chemicals)	78

90,294	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	450

1,300	Kaneka Corp. (Chemicals)	49

6,200	Kansai Paint Co. Ltd. (Chemicals)	130

7,200	Kobe Steel Ltd. (Metals & Mining)	47

10,300	Kuraray Co. Ltd. (Chemicals)	123

1,100	Maruichi Steel Tube Ltd. (Metals & Mining)	31

35,500	Mitsubishi Chemical Holdings Corp. (Chemicals)	249

4,600	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	62

2,800	Mitsubishi Materials Corp. (Metals & Mining)	80

5,100	Mitsui Chemicals, Inc. (Chemicals)	127

4,800	Nippon Paint Holdings Co. Ltd. (Chemicals)	187

20,800	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining) (a)	358

3,100	Nissan Chemical Industries Ltd. (Chemicals)	140

4,000	Nitto Denko Corp. (Chemicals)	198

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

22,700	Oji Paper Co. Ltd. (Paper & Forest Products)	$132

10,515	Shin-Etsu Chemical Co. Ltd. (Chemicals)	983

40,700	Sumitomo Chemical Co. Ltd. (Chemicals)	190

6,200	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	186

3,400	Taiheiyo Cement Corp. (Construction Materials)	103

2,100	Taiyo Nippon Sanso Corp. (Chemicals)	45

4,900	Teijin Ltd. (Chemicals)	84

36,900	Toray Industries, Inc. (Chemicals)	280

4,500	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	89

		5,626

	Jersey — 0.84%

371,194	Glencore International PLC (Metals & Mining) (a)	1,285

9,585	Petrofac Ltd. (Energy Equipment & Services)	52

		1,337

	Luxembourg — 0.35%

18,203	ArcelorMittal (Metals & Mining)	325

17,204	Tenaris SA (Energy Equipment & Services)	226

		551

	Malaysia — 0.14%

74,200	Petronas Chemicals Group Berhad (Chemicals)	151

10,100	Petronas Dagangan Berhad (Oil, Gas & Consumable Fuels)	62

147,800	SapuraKencana Petroleum Berhad (Energy Equipment & Services)	11

		224

	Mexico — 0.39%

499,141	CEMEX SAB de CV (Construction Materials)	210

112,034	Grupo Mexico SAB de CV, Series B (Metals & Mining)	298

3,534	Industrias Penoles SAB de CV (Metals & Mining)	46

32,820	Mexichem SAB de CV (Chemicals)	69

		623

	Netherlands — 1.44%

6,705	Akzo Nobel N.V. (Chemicals)	630

1,585	Core Laboratories N.V. (Energy Equipment & Services)	83

5,683	Koninklijke DSM N.V. (Chemicals)	701

2,326	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	107

9,006	LyondellBasell Industries N.V., Class – A (Chemicals)	776

		2,297

	New Zealand — 0.03%

16,332	Fletcher Building Ltd. (Construction Materials)	53

	Norway — 0.65%

33,694	Equinor ASA (Oil, Gas & Consumable Fuels)	668

39,781	Norsk Hydro ASA (Metals & Mining)	143

4,523	Yara International ASA (Chemicals)	220

		1,031

Shares	Security Description	Value (000)

	Papua New Guinea — 0.13%

42,677	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	$213

	Peru — 0.05%

4,900	Compania de Minas Buenaventura SA, ADR (Metals & Mining)	82

	Poland — 0.40%

5,478	Grupa Lotos SA (Oil, Gas & Consumable Fuels)	124

4,519	KGHM Polska Miedz SA (Metals & Mining) (b)	126

11,875	Polski Koncern Naftowy Orlen SA (Oil, Gas & Consumable Fuels)	287

70,939	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	101

		638

	Portugal — 0.16%

17,082	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels) (a)	263

	Qatar — 0.04%

11,233	Qatar Gas Transport Co. Ltd. (Oil, Gas & Consumable Fuels)	71

	Russia — 3.05%

70,520	ALROSA AO (Metals & Mining) (a)	96

193,831	Gazprom OAO, ADR (Oil, Gas & Consumable Fuels)	1,422

14,011	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	1,184

16,218	MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	366

3,120	Novatek OAO, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	663

1,523	Phosagro OAO, GDR (Chemicals)	20

39,111	Rosneft Oil Co. OJSC, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	257

5,366	Severstal, Registered Shares, GDR (Metals & Mining)	90

47,939	Surgutneftegas, ADR (Oil, Gas & Consumable Fuels)	197

7,610	Tatneft PJSC, ADR (Oil, Gas & Consumable Fuels)	563

		4,858

	South Africa — 0.81%

1,516	Anglo Platinum Ltd. (Metals & Mining)	90

14,977	AngloGold Ashanti Ltd. (Metals & Mining)	268

8,860	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels) (a)	109

26,554	Gold Fields Ltd. (Metals & Mining)	144

15,281	Impala Platinum Holdings Ltd. (Metals & Mining) (b)	76

3,677	Mondi Ltd. (Paper & Forest Products)	83

17,739	Sappi Ltd. (Paper & Forest Products)	69

18,250	Sasol Ltd. (Chemicals)	454

		1,293

	South Korea — 1.25%

2,006	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	89

3,043	Hanwha Chemical Corp. (Chemicals)	60

515	Honam Petrochemical Corp. (Chemicals)	113

2,444	Hyundai Steel Co. (Metals & Mining)	89

270	Korea Zinc Co. (Metals & Mining)	111

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	South Korea (continued)

454	Kumho Petro Chemical Co. Ltd. (Chemicals)	$38

1,620	LG Chem Ltd. (Chemicals)	498

278	OCI Co. Ltd. (Chemicals)	23

2,338	POSCO (Metals & Mining)	496

2,500	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	345

1,794	S-Oil Corp. (Oil, Gas & Consumable Fuels)	130

		1,992

	Spain — 0.36%

36,707	Repsol SA (Oil, Gas & Consumable Fuels)	576

	Sweden — 0.25%

8,047	Boliden AB (Metals & Mining)	206

6,194	Lundin Petroleum AB (Oil, Gas & Consumable Fuels)	193

		399

	Switzerland — 1.31%

227	EMS-Chemie Holding AG, Registered Shares (Chemicals)	147

254	Givaudan SA (Chemicals)	717

12,443	LafargeHolcim Ltd., Registered Shares (Construction Materials) (a)	609

3,649	Sika AG, Registered Shares (Chemicals)	624

		2,097

	Taiwan — 1.45%

75,082	Asia Cement Corp. (Construction Materials)	115

457,376	China Steel Corp. (Metals & Mining)	368

125,000	Formosa Chemicals & Fibre Corp. (Chemicals)	415

49,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	175

157,160	Formosa Plastics Corp. (Chemicals)	580

179,010	Nan Ya Plastics Corp. (Chemicals)	453

133,300	Taiwan Cement Corp. (Construction Materials)	198

5,000	Taiwan Fertilizer Co. Ltd. (Chemicals)	8

		2,312

	Thailand — 1.05%

49,700	Banpu Public Co. Ltd., Registered Shares (Oil, Gas & Consumable Fuels)	24

44,800	Energy Absolute Public Co. Ltd. (Oil, Gas & Consumable Fuels)	81

18,700	Indorama Ventures PCL (Chemicals)	29

579,800	IRPC PCL (Oil, Gas & Consumable Fuels)	95

78,955	PTT Chemical Public Co. Ltd. (Chemicals)	165

63,804	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	282

437,900	PTT PCL (Oil, Gas & Consumable Fuels)	697

14,500	Siam Cement PCL (Construction Materials)	223

32,700	Thai Oil Public Co. Ltd. (Oil, Gas & Consumable Fuels)	71

		1,667

	Turkey — 0.08%

29,811	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	41

4,144	Tupras-Turkiye Petrol Rafinerileri A/S (Oil, Gas & Consumable Fuels)	82

		123

Shares	Security Description	Value (000)

	United Kingdom — 12.23%

29,944	Amcor Ltd. (Containers & Packaging)	$341

43,506	Anglo American PLC (Metals & Mining)	1,243

11,867	Antofagasta PLC (Metals & Mining)	140

593,098	BP PLC (Oil, Gas & Consumable Fuels)	4,131

4,202	Croda International PLC (Chemicals)	273

5,904	Fresnillo PLC (Metals & Mining)	65

5,905	Johnson Matthey PLC (Chemicals)	250

7,302	Linde PLC (Chemicals)	1,466

10,407	Mondi PLC (Paper & Forest Products)	237

38,592	Rio Tinto PLC (Metals & Mining)	2,388

139,113	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	4,540

122,051	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	3,998

8,235	TechnipFMC PLC (Energy Equipment & Services)	212

8,456	TechnipFMC PLC (Energy Equipment & Services)	220

		19,504

	United States — 26.10%

5,416	Air Products & Chemicals, Inc. (Chemicals)	1,226

2,689	Albemarle Corp. (Chemicals)	189

14,860	Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,049

10,372	Apache Corp. (Oil, Gas & Consumable Fuels)	300

2,411	Ashland Global Holdings, Inc. (Chemicals)	193

2,221	Avery Dennison Corp. (Containers & Packaging)	257

8,536	Axalta Coating Systems Ltd. (Chemicals) (b)	254

10,049	Baker Hughes, Inc. (Energy Equipment & Services)	248

8,298	Ball Corp. (Containers & Packaging)	581

12,701	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	292

3,557	Celanese Corp., Series A (Chemicals)	383

6,026	CF Industries Holdings, Inc. (Chemicals)	281

36,882	Chevron Corp. (Oil, Gas & Consumable Fuels)	4,591

3,197	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	190

3,867	Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	399

33,183	ConocoPhillips (Oil, Gas & Consumable Fuels)	2,024

3,537	Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	149

19,018	Corteva, Inc. (Chemicals)	562

3,977	Crown Holdings, Inc. (Containers & Packaging) (b)	243

12,709	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	362

1,998	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	218

19,300	Dow, Inc. (Chemicals)	952

19,018	DuPont de Nemours, Inc. (Chemicals)	1,429

3,737	Eastman Chemical Co. (Chemicals)	291

6,766	Ecolab, Inc. (Chemicals)	1,337

15,653	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	1,458

6,689	EQT Corp. (Oil, Gas & Consumable Fuels)	106

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

5,248	Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	$103

51,258	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	3,928

3,612	FMC Corp. (Chemicals)	300

32,566	Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	378

23,106	Halliburton Co. (Energy Equipment & Services)	525

4,202	Helmerich & Payne, Inc. (Energy Equipment & Services)	213

7,761	Hess Corp. (Oil, Gas & Consumable Fuels)	493

4,365	HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	202

2,080	International Flavors & Fragrances, Inc. (Chemicals)	302

10,140	International Paper Co. (Containers & Packaging)	439

51,254	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	1,070

3,097	Livent Corp. (Chemicals) (b)	21

23,091	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	328

20,498	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,145

1,450	Martin Marietta Materials, Inc. (Construction Materials)	334

6,266	Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	154

10,359	National Oilwell Varco, Inc. (Energy Equipment & Services)	230

20,994	Newmont Mining Corp. (Metals & Mining)	807

11,060	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	248

8,290	Nucor Corp. (Metals & Mining)	457

20,675	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,040

5,717	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	393

2,282	Packaging Corporation of America (Containers & Packaging)	218

5,440	Parsley Energy, Inc., Class – A (Oil, Gas & Consumable Fuels) (b)	103

12,731	Phillips 66 (Oil, Gas & Consumable Fuels)	1,191

4,514	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	695

3,287	Plains GP Holdings LP, Class – A (Oil, Gas & Consumable Fuels)	82

7,029	PPG Industries, Inc. (Chemicals)	820

6,355	Range Resources Corp. (Oil, Gas & Consumable Fuels)	44

37,603	Schlumberger Ltd. (Energy Equipment & Services)	1,494

5,503	Sealed Air Corp. (Containers & Packaging)	235

2,360	Southern Copper Corp. (Metals & Mining)	92

4,146	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	163

8,030	The Mosaic Co. (Chemicals)	201

2,041	The Sherwin-Williams Co. (Chemicals)	935

Shares	Security Description	Value (000)

	United States (continued)

19,610	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	$550

12,813	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	1,097

6,421	Valvoline, Inc. (Chemicals)	125

3,405	Vulcan Materials Co. (Construction Materials)	467

2,772	W.R. Grace & Co. (Chemicals)	211

5,914	WestRock Co. (Containers & Packaging)	216

		41,613

	Total Common Stocks	130,807

	Preferred Stocks — 0.94%

	Brazil — 0.71%

3,900	Braskem SA – Preferred, Class – A (Chemicals) (b)	36

27,900	Gerdau SA – Preferred (Metals & Mining)	110

93,200	Klabin SA – Preferred (Containers & Packaging)	74

127,375	Petroleo Brasileiro SA – Preferred (Oil, Gas & Consumable Fuels)	909

		1,129

	Chile — 0.10%

5,104	Sociedad Quimica y Minera de Chile SA – Preferred, B Shares (Chemicals)	159

	Germany — 0.04%

1,785	Fuchs Petrolub AG – Preferred (Chemicals)	70

	Russia — 0.09%

52	AK Transneft OAO – Preferred (Oil, Gas & Consumable Fuels)	136

	Total Preferred Stocks	1,494

	Right — 0.01%

	Spain — 0.01%

36,707	Repsol SA (Oil, Gas & Consumable Fuels) (b)	20

	Total Right	20

Principal Amount (000)

	U.S. Treasury Obligation — 0.38%

$600	U.S. Treasury Bill, 1.87%, 7/25/19 (c)(d)(e)	599

	Total U.S. Treasury Obligation	599

Shares

	Exchange-Traded Fund — 0.02%

215	SPDR Gold Trust (c)	29

	Total Exchange-Traded Fund	29

	Investment Companies — 11.74%

35,610	Federated Treasury Obligations Fund, Institutional Shares, 2.22%^^ (f)	36

18,695,358	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (f)	18,695

	Total Investment Companies	18,731

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Value (000)
	Repurchase Agreements — 2.98%

$1,200	Bank of America Corp., 2.48%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $1,200,248 collateralized by U.S. Treasury Bond, 4.25%, 5/15/39, fair value $1,224,090) (c)	$1,200

1,200	BNP Paribas, 2.48%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $1,200,248 collateralized by U.S. Treasury Obligations, 0.00% – 8.75%, 7/18/19 – 8/15/46, fair value $1,224,029) (c)	1,200

1,200	Deutsche Bank Securities, Inc., 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $1,200,250 collateralized by U.S. Treasury Note, 2.50%, 2/15/22, fair value $1,224,108) (c)	1,200

50	Jefferies LLC, 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $49,615 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $50,597)^^	50

1,100	NatWest Markets PLC, 2.49%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $1,100,228 collateralized by U.S. Treasury Note, 2.25%, 3/31/21, fair value $1,122,121) (c)	1,100

	Total Repurchase Agreements	4,750

	Total Investments (cost $124,078) — 98.09%	$156,430
	Other assets in excess of liabilities — 1.91%	3,039

	Net Assets — 100.00%	$159,469

Amounts designated as “—” are $0 or have been rounded to $0.

Portfolio of Investments is presented on a consolidated basis. See Note 2.N. in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $164 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

(c)	All or a portion of these investments are held by the wholly-owned subsidiaries of the Portfolio. See Note 2.N. in the Notes to Financial Statements.

(d)	The rate disclosed represents effective yield at purchase.

(e)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(f)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Commodity Returns Strategy Portfolio	Mellon Investments Corporation*	Parametric Portfolio Associates, LLC	Wellington Management Company, LLP	HC Capital Solutions	Total
Common Stocks	81.94%	—	0.08%	—	82.02%

Preferred Stocks	0.94%	—	—	—	0.94%

Right	0.01%	—	—	—	0.01%

U.S. Treasury Obligation	—	—	0.38%	—	0.38%

Exchange-Traded Fund	—	—	0.02%	—	0.02%

Investment Companies	0.19%	10.22%	—	1.33%	11.74%

Repurchase Agreements	0.04%	—	2.94%	—	2.98%

Other Assets	1.07%	0.80%	0.04%	0.00%	1.91%

Total Net Assets	84.19%	11.02%	3.46%	1.33%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2019

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Brent Crude Future (a)	7	7/31/19	$453	$12

Canadian Dollar Future	75	9/17/19	5,742	100

Cattle Feeder Future (a)	1	8/29/19	68	—

Cocoa Future (a)	1	9/13/19	24	—

Coffee ‘C’ Future (a)	1	9/18/19	41	2

Corn Future (a)	20	9/13/19	425	(19)

Cotton No.2 Future (a)	1	12/6/19	33	(1)

Electrolytic Copper Future (a)	4	9/16/19	600	11

E-Mini S&P 500 Future	72	9/20/19	10,599	166

Gas Oil Future (a)	2	8/12/19	120	1

Gasoline RBOB Future (a)	1	8/30/19	78	9

Gold 100 Oz Future (a)	9	8/28/19	1,272	122

Hard Red Winter Wheat Future (a)	8	9/13/19	185	(7)

Lean Hogs Future (a)	4	8/14/19	122	(27)

Live Cattle Future (a)	4	8/30/19	167	(6)

LME Lead Future (a)	1	9/16/19	48	—

LME Lead Future (a)	1	12/16/19	48	(1)

MSCI EAFE Index Future	24	9/20/19	2,308	65

MSCI Emerging Markets Index Future	19	9/20/19	1,001	37

Natural Gas Future (a)	3	8/28/19	68	1

NY Harbor ULSD Future (a)	2	7/31/19	163	2

NYMEX WTI Crude Future (a)	9	7/22/19	526	42

Primary Aluminum Future (a)	11	9/16/19	495	(18)

Primary Nickel Future (a)	1	9/16/19	76	2

S&P/Toronto Stock Exchange 60 Index Future	37	9/19/19	5,525	23

Soybean Future (a)	3	8/14/19	136	1

Soybean Meal Future (a)	1	12/13/19	32	(1)

Sugar #11 (World) Future (a)	4	9/30/19	57	—

			$30,412	$516

Futures Contracts Sold^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Lean Hogs Future (a)	1	12/13/19	$29	$6

Natural Gas Future (a)	2	3/27/20	48	—

Soybean Future (a)	1	11/14/19	46	2

			$123	$8

	Total Unrealized Appreciation			$604
	Total Unrealized Depreciation			(80)

	Total Net Unrealized Appreciation/(Depreciation)			$524

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (concluded) — June 30, 2019

Total Return Swap Agreements

Pay/Receive (b)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/(Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.08%	Bloomberg Silver Subindex (a)	Goldman Sachs International	10/31/19	Monthly	$44	$2	$—	$2

Receive	0.35%	Bloomberg Soybean Meal Subindex (a)	Barclays Bank PLC	8/30/19	Monthly	48	(1)	—	(1)

Receive	0.14%	S&P GSCI Grains Index (a)	Barclays Bank PLC	8/30/19	Monthly	5	—	—	—

Receive	0.10%	S&P GSCI Grains Index (a)	Goldman Sachs International	11/29/19	Monthly	81	1	—	1

							$2	$—	$2

Commodity Forward Swap Agreements

Pay/Receive (b)	Underlying Instruments	Counterparty	Expiration Date	Exercise Price	Notional Amount (000)	Value (000)	Upfront Premiums Paid/(Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	Gold (a)	Goldman Sachs International	7/31/19	$1,343.01	$15	$1	$—	$1

Receive	Silver (a)	Goldman Sachs International	12/2/19	14.71	32	2	—	2

						$3	$—	$3

			Total swap agreements at value (assets)					$6
			Total swap agreements at value (liabilities)					(1)

			Net swap agreements at value					$5

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	All or a portion of these investments are held by the wholly-owned subsidiaries of the Portfolio. See Note 2.N. in the Notes to Financial Statements.

(b)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 94.21%

	Australia — 2.57%

2,368	AGL Energy Ltd. (Multi-Utilities)	$33

11,323	Alumina Ltd. (Metals & Mining)	19

10,608	AMP Ltd. (Diversified Financial Services)	16

4,261	APA Group (Gas Utilities)	32

2,075	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	44

699	ASX Ltd. (Capital Markets)	40

8,342	Aurizon Holdings Ltd. (Road & Rail)	32

6,595	AusNet Services (Electric Utilities)	9

10,608	Australia & New Zealand Banking Group Ltd. (Banks)	211

1,451	Bank of Queensland Ltd. (Banks)	10

1,760	Bendigo & Adelaide Bank Ltd. (Banks)	14

10,915	BHP Billiton Ltd. (Metals & Mining)	318

7,865	BHP Group PLC (Metals & Mining)	202

1,927	BlueScope Steel Ltd. (Metals & Mining)	16

4,233	Boral Ltd. (Construction Materials)	15

5,756	Brambles Ltd. (Commercial Services & Supplies)	52

902	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	16

1,986	Challenger Ltd. (Diversified Financial Services)	9

351	CIMIC Group Ltd. (Construction & Engineering)	11

2,419	Coca-Cola Amatil Ltd. (Beverages)	17

209	Cochlear Ltd. (Health Care Equipment & Supplies)	30

4,095	Coles Group Ltd. (Food & Staples Retailing) (a)	38

6,554	Commonwealth Bank of Australia (Banks)	381

1,764	Computershare Ltd. (IT Services)	20

1,344	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	12

1,680	CSL Ltd. (Biotechnology)	254

3,942	Dexus Property Group (Equity Real Estate Investment Trusts)	36

201	Flight Centre Ltd. (Hotels, Restaurants & Leisure)	6

5,732	Fortescue Metals Group Ltd. (Metals & Mining)	36

5,895	Goodman Group (Equity Real Estate Investment Trusts)	63

6,518	GPT Group (Equity Real Estate Investment Trusts)	28

1,917	Harvey Norman Holdings Ltd. (Multiline Retail)	5

5,798	Incitec Pivot Ltd. (Chemicals)	14

8,346	Insurance Australia Group Ltd. (Insurance)	49

2,036	Lend Lease Group Ltd. (Real Estate Management & Development)	19

1,213	Macquarie Group Ltd. (Capital Markets)	107

9,945	Medibank Private Ltd. (Insurance)	24

14,108	Mirvac Group (Equity Real Estate Investment Trusts)	31

10,319	National Australia Bank Ltd. (Banks)	194

2,774	Newcrest Mining Ltd. (Metals & Mining)	62

1,372	Orica Ltd. (Chemicals)	19

6,354	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	33

4,799	QBE Insurance Group Ltd. (Insurance)	40

511	Ramsay Health Care Ltd. (Health Care Providers & Services)	26

Shares	Security Description	Value (000)

	Australia (continued)

190	REA Group Ltd. (Interactive Media & Services)	$13

1,394	Rio Tinto Ltd. (Metals & Mining)	102

6,393	Santos Ltd. (Oil, Gas & Consumable Fuels)	32

19,201	Scentre Group (Equity Real Estate Investment Trusts)	52

1,205	Seek Ltd. (Professional Services)	18

1,626	Sonic Healthcare Ltd. (Health Care Providers & Services)	31

20,247	South32 Ltd. (Metals & Mining)	45

8,686	Stockland Trust Group (Equity Real Estate Investment Trusts)	25

4,690	Suncorp Group Ltd. (Insurance)	44

3,994	Sydney Airport (Transportation Infrastructure)	23

7,278	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	23

16,699	Telstra Corp. Ltd. (Diversified Telecommunication Services)	45

10,038	Transurban Group (Transportation Infrastructure)	103

2,595	Treasury Wine Estates Ltd. (Beverages)	28

11,760	Vicinity Centres (Equity Real Estate Investment Trusts)	20

433	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	7

4,254	Wesfarmers Ltd. (Food & Staples Retailing)	109

12,787	Westpac Banking Corp. (Banks)	255

3,580	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	91

4,721	Woolworths Ltd. (Food & Staples Retailing)	111

1,164	WorleyParsons Ltd. (Energy Equipment & Services)	12

		3,832

	Austria — 0.08%

263	ANDRITZ AG (Machinery)	10

1,086	Erste Group Bank AG (Banks)	40

557	OMV AG (Oil, Gas & Consumable Fuels)	27

706	Raiffeisen Bank International AG (Banks) (b)	17

246	Verbund AG (Electric Utilities)	13

419	Voestalpine AG (Metals & Mining)	13

		120

	Belgium — 0.33%

660	Ageas (Insurance)	34

2,826	Anheuser-Busch InBev N.V. (Beverages)	250

549	Belgacom SA (Diversified Telecommunication Services)	16

207	Colruyt SA (Food & Staples Retailing)	12

291	Groupe Bruxelles Lambert SA (Diversified Financial Services)	29

902	KBC Groep N.V. (Banks)	59

267	Solvay SA (Chemicals)	28

170	Telenet Group Holding N.V. (Media)	9

456	UCB SA (Pharmaceuticals)	38

712	Umicore SA (Chemicals) (b)	23

		498

	Bermuda — 0.18%

1,453	Arch Capital Group Ltd. (Insurance) (a)	54

583	Bunge Ltd. (Food Products)	32

1,372	IHS Markit Ltd. (Professional Services) (a)	88

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Bermuda (continued)

1,434	Invesco Ltd. (Capital Markets)	$29

2,255	Marvell Technology Group Ltd. (Semiconductors & Semiconductor Equipment)	54

2,500	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	7

		264

	Canada — 3.45%

900	Agnico-Eagle Mines Ltd. (Metals & Mining)	46

1,600	Alimentation Couche-Tard, Inc., Class – B (Food & Staples Retailing)	100

1,000	AltaGas Ltd. (Gas Utilities)	15

300	Atco Ltd. (Multi-Utilities)	10

2,500	Aurora Cannabis, Inc. (Pharmaceuticals) (a)	20

2,400	Bank of Montreal (Banks)	181

4,600	Bank of Nova Scotia (Banks)	247

6,600	Barrick Gold Corp. (Metals & Mining)	105

600	BCE, Inc. (Diversified Telecommunication Services)	27

1,900	Blackberry Ltd. (Software) (a)	14

7,700	Bombardier, Inc. (Aerospace & Defense) (a)(b)	13

3,100	Brookfield Asset Management, Inc. (Capital Markets)	148

1,000	CAE, Inc. (Aerospace & Defense)	27

1,400	Cameco Corp. (Oil, Gas & Consumable Fuels)	15

1,700	Canadian Imperial Bank of Commerce (Banks)	134

2,700	Canadian National Railway Co. (Road & Rail)	250

500	Canadian Pacific Railway Ltd. (Road & Rail)	118

200	Canadian Tire Corp. Ltd., Class – A (Multiline Retail)	22

500	Canadian Utilities Ltd., Class – A (Multi-Utilities)	14

800	Canopy Growth Corp. (Pharmaceuticals) (a)(b)	32

600	CCL Industries, Inc., Class – B (Containers & Packaging) (b)	29

3,800	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	34

900	CGI, Inc. (IT Services) (a)	69

800	Ci Financial Corp. (Capital Markets)	13

700	Cronos Group, Inc. (Pharmaceuticals) (a)	11

1,100	Dollarama, Inc. (Multiline Retail)	38

200	Emera, Inc. (Electric Utilities) (b)	8

600	Empire Co. Ltd. (Food & Staples Retailing)	15

7,500	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	270

5,400	Encana Corp. (Oil, Gas & Consumable Fuels)	28

600	First Capital Realty, Inc. (Real Estate Management & Development)	10

2,500	First Quantum Minerals Ltd. (Metals & Mining)	24

1,600	Fortis, Inc. (Electric Utilities)	63

700	Franco-Nevada Corp. (Metals & Mining)	59

800	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	31

1,000	Great-West Lifeco, Inc. (Insurance)	23

1,300	Husky Energy, Inc. (Oil, Gas & Consumable Fuels)	12

1,200	Hydro One Ltd. (Electric Utilities) (b)	21

400	iA Financial Corp., Inc. (Insurance)	16

Shares	Security Description	Value (000)

	Canada (continued)

300	IGM Financial, Inc. (Capital Markets)	$9

1,000	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	28

500	Intact Financial Corp. (Insurance) (b)	46

1,500	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	23

800	Keyera Corp. (Oil, Gas & Consumable Fuels) (b)	21

4,500	Kinross Gold Corp. (Metals & Mining) (a)	17

700	Kirkland Lake Gold Ltd. (Metals & Mining)	30

700	Loblaw Companies Ltd. (Food & Staples Retailing)	36

407	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods) (a)	73

2,400	Lundin Mining Corp. (Metals & Mining) (b)	13

1,200	Magna Internationl (Auto Components)	60

7,300	Manulife Financial Corp. (Insurance)	133

200	Methanex Corp. (Chemicals)	9

900	Metro, Inc. (Food & Staples Retailing)	34

1,200	National Bank of Canada (Banks)	57

2,200	Nutrien Ltd. (Chemicals)	118

300	Onex Corp. (Diversified Financial Services)	18

1,000	Open Text Corp. (Software) (b)	41

1,900	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	71

1,100	Power Corp. of Canada (Insurance)	24

1,000	Power Financial Corp. (Insurance)	23

800	PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels) (b)	11

600	Quebecor, Inc. (Media)	14

900	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	62

1,400	Rogers Communications, Inc. (Wireless Telecommunication Services)	75

5,300	Royal Bank of Canada (Banks)	422

1,700	Shaw Communications, Inc., Class – B (Media)	35

400	Shopify, Inc. (IT Services) (a)	120

600	SNC-Lavalin Group, Inc. (Construction & Engineering)	12

800	Stars Group, Inc. (The) (Hotels, Restaurants & Leisure) (a)	14

2,200	Sun Life Financial, Inc. (Insurance)	91

5,900	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	184

3,400	TC Energy Corp. (Oil, Gas & Consumable Fuels)	169

1,800	Teck Cominco Ltd., Class – B (Metals & Mining)	42

700	TELUS Corp. (Diversified Telecommunication Services)	26

800	Thomson Reuters Corp. (Professional Services)	52

6,800	Toronto-Dominion Bank (Banks)	398

900	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	11

600	Vermilion Energy, Inc. (Oil, Gas & Consumable Fuels)	13

1,000	Waste Connections, Inc. (Commercial Services & Supplies)	96

200	West Fraser Timber Co. Ltd. (Paper & Forest Products)	9

300	Weston (George) Ltd. (Food & Staples Retailing)	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Canada (continued)

1,600	Wheaton Precious Metals Corp. (Metals & Mining)	$39

400	WSP Global, Inc. (Construction & Engineering)	22

		5,136

	Denmark — 0.56%

14	A.P. Moller – Maersk A/S, Class – A (Marine)	16

24	A.P. Moller – Maersk A/S, Class – B (Marine)	30

386	Carlsberg A/S, Class – B (Beverages)	51

381	Christian Hansen Holding A/S (Chemicals) (b)	36

429	Coloplast A/S, Class – B (Health Care Equipment & Supplies)	48

410	Demant A/S (Health Care Equipment & Supplies) (a)	13

644	DSV A/S (Road & Rail)	63

222	Genmab A/S (Biotechnology) (a)(b)	41

251	H. Lundbeck A/S (Pharmaceuticals)	10

570	ISS A/S (Commercial Services & Supplies)	17

6,376	Novo Nordisk A/S, Class – B (Pharmaceuticals)	327

791	Novozymes A/S, B Shares (Chemicals)	38

683	Orsted A/S (Electric Utilities) (b)	59

377	Pandora A/S (Textiles, Apparel & Luxury Goods) (b)	13

561	Tryg A/S (Insurance)	18

706	Vestas Wind Systems A/S (Electrical Equipment)	61

		841

	Finland — 0.39%

514	Elisa Oyj (Diversified Telecommunication Services)	25

1,604	Fortum Oyj (Electric Utilities)	35

1,224	Kone Oyj (Machinery)	72

380	Metso Oyj (Machinery)	15

1,528	Neste Oil Oyj (Oil, Gas & Consumable Fuels)	52

21,141	Nokia Oyj (Communications Equipment)	105

448	Nokian Renkaat Oyj (Auto Components)	14

10,985	Nordea Bank Abp (Banks)	80

376	Orion Oyj, Class – B (Pharmaceuticals)	14

1,602	Sampo Oyj, Class – A (Insurance) (b)	76

2,101	Stora Enso Oyj, R Shares (Paper & Forest Products)	25

1,928	UPM-Kymmene Oyj (Paper & Forest Products)	51

1,603	Wartsila Oyj, Class – B (Machinery)	23

		587

	France — 3.65%

663	Accor SA (Hotels, Restaurants & Leisure) (b)	28

107	Aeroports de Paris (Transportation Infrastructure)	19

1,594	Air Liquide SA (Chemicals)	222

565	Alstom SA (Machinery)	26

219	Amundi SA (Capital Markets) (b)	15

296	Arkema SA (Chemicals)	28

347	Atos SE (IT Services)	29

7,208	AXA SA (Insurance)	189

149	BioMerieux (Health Care Equipment & Supplies)	12

4,178	BNP Paribas (Banks)	199

805	Bouygues SA (Construction & Engineering)	30

Shares	Security Description	Value (000)

	France (continued)

1,038	Bureau Veritas SA (Professional Services) (b)	$26

574	Capgemini SE (IT Services)	71

2,364	Carrefour SA (Food & Staples Retailing)	46

305	Casino Guichard-Perrachon SA (Food & Staples Retailing)	10

620	CNP Assurances (Insurance)	14

1,776	Compagnie de Saint-Gobain (Building Products)	69

618	Compagnie Generale des Etablissements Michelin, Class – B (Auto Components)	78

4,140	Credit Agricole SA (Banks)	49

2,291	Danone SA (Food Products)	194

473	Dassault Systemes SE (Software)	75

865	Edenred (Commercial Services & Supplies)	44

326	Eiffage SA (Construction & Engineering) (b)	32

2,487	Electricite de France SA (Electric Utilities)	31

6,855	ENGIE (Multi-Utilities)	103

1,050	Essilor International SA (Health Care Equipment & Supplies)	137

146	Eurazeo SE (Diversified Financial Services) (b)	10

42	Eurofins Scientific SE (Life Sciences Tools & Services) (b)	18

849	Eutelsat Communications (Media) (b)	16

274	Faurecia (Auto Components)	13

164	Fonciere des Regions (Equity Real Estate Investment Trusts)	17

165	Gecina SA (Equity Real Estate Investment Trusts) (b)	25

1,589	Getlink SE (Transportation Infrastructure)	25

115	Hermes International (Textiles, Apparel & Luxury Goods)	83

108	Icade (Equity Real Estate Investment Trusts)	10

96	Iliad SA (Diversified Telecommunication Services)	11

129	Imerys SA (Construction Materials)	7

217	Ingenico Group SA (Electronic Equipment, Instruments & Components)	19

137	Ipsen SA (Pharmaceuticals)	19

269	JC Decaux SA (Media) (b)	8

282	Kering (Textiles, Apparel & Luxury Goods)	166

738	Klepierre (Equity Real Estate Investment Trusts)	25

963	Legrand SA (Electrical Equipment)	70

935	L’Oreal SA (Personal Products)	267

1,028	LVMH Moet Hennessy Louis Vuitton SA (Textiles, Apparel & Luxury Goods)	438

3,413	Natixism SA (Capital Markets)	14

7,528	Orange SA (Diversified Telecommunication Services) (b)	118

790	Pernod Ricard SA (Beverages)	145

2,311	Peugeot SA (Automobiles)	56

843	Publicis Groupe (Media)	44

81	Remy Cointreau SA (Beverages)	12

694	Renault SA (Automobiles) (b)	44

1,217	Safran SA (Aerospace & Defense)	178

4,157	Sanofi-Aventis (Pharmaceuticals)	360

100	Sartorius Stedim Biotech (Life Sciences Tools & Services)	16

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	France (continued)

2,044	Schneider Electric SA (Electrical Equipment) (b)	$185

81	Seb SA (Household Durables)	15

91	Societe BIC SA (Commercial Services & Supplies)	7

2,772	Societe Generale (Banks)	70

320	Sodexo (Hotels, Restaurants & Leisure)	38

1,235	Suez Environnement Co. (Multi-Utilities)	18

209	Teleperformance (Professional Services)	41

385	Thales SA (Aerospace & Defense)	48

8,796	Total SA (Oil, Gas & Consumable Fuels)	494

302	UbiSoft Entertainment SA (Entertainment) (a)	24

500	Unibail – Rodamco-Westfield (Equity Real Estate Investment Trusts)	74

867	Valeo SA (Auto Components)	28

2,124	Veolia Environnement (Multi-Utilities)	52

1,889	Vinci SA (Construction & Engineering)	193

3,435	Vivendi SA (Entertainment)	94

130	Wendel SA (Diversified Financial Services)	18

297	Worldline SA (IT Services) (a)(b)	22

		5,431

	Germany — 2.82%

669	Adidas AG (Textiles, Apparel & Luxury Goods)	207

1,565	Allianz SE (Insurance)	376

2,853	Aroundtown SA (Real Estate Management & Development) (b)	24

175	Axel Springer AG (Media)	12

3,408	BASF SE (Chemicals)	247

3,462	Bayer AG (Pharmaceuticals)	240

1,245	Bayerische Motoren Werke AG (Automobiles)	92

364	Beiersdorf AG (Personal Products)	44

558	Brenntag AG (Trading Companies & Distributors)	27

146	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	14

3,617	Commerzbank AG (Banks)	26

397	Continental AG (Auto Components)	58

628	Covestro AG (Chemicals) (b)	32

3,379	Daimler AG, Registered Shares (Automobiles)	188

406	Delivery Hero Se (Internet & Direct Marketing Retail) (a)(b)	18

7,090	Deutsche Bank AG (Capital Markets)	55

713	Deutsche Boerse AG (Capital Markets)	100

858	Deutsche Lufthansa AG, Registered Shares (Airlines)	15

3,735	Deutsche Post AG (Air Freight & Logistics)	123

12,386	Deutsche Telekom AG (Diversified Telecommunication Services)	215

1,289	Deutsche Wohnen AG (Real Estate Management & Development)	47

7,968	E.ON AG (Multi-Utilities)	86

673	Evonik Industries AG (Chemicals) (b)	20

150	Fraport AG (Transportation Infrastructure)	13

778	Fresenius Medical Care AG & Co. KGAA (Health Care Providers & Services)	61

1,509	Fresenius Se & Co. KGAA (Health Care Providers & Services)	82

Shares	Security Description	Value (000)

	Germany (continued)

554	GEA Group AG (Machinery)	$16

218	Hannover Rueckversicherung AG (Insurance)	35

538	HeidelbergCement AG (Construction Materials)	44

375	Henkel AG & Co. KGAA (Household Products)	34

123	Hochtief AG (Construction & Engineering) (b)	15

229	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	15

4,107	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	73

502	Innogy SE (Multi-Utilities) (b)	24

304	KION Group AG (Machinery) (b)	19

174	Knorr-Bremse AG (Machinery)	19

314	Lanxess AG (Chemicals)	19

466	Merck KGaA (Pharmaceuticals)	49

650	Metro AG (Food & Staples Retailing)	12

188	MTU Aero Engines AG (Aerospace & Defense)	45

553	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	139

300	Puma SE (Textiles, Apparel & Luxury Goods)	20

1,975	RWE AG (Multi-Utilities)	49

3,636	SAP SE (Software)	498

129	Sartorius AG (Health Care Equipment & Supplies)	27

2,833	Siemens AG (Industrial Conglomerates)	337

542	Siemens Healthineers AG (Health Care Equipment & Supplies) (b)	23

464	Symrise AG (Chemicals) (b)	45

3,222	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	9

1,461	ThyssenKrupp AG (Metals & Mining)	21

1,592	TUI AG (Hotels, Restaurants & Leisure)	16

1,782	Vonovia SE (Real Estate Management & Development)	85

424	Wirecard AG (IT Services)	72

452	Zalando Se (Internet & Direct Marketing Retail) (a)(b)	20

		4,202

	Hong Kong — 1.18%

44,600	AIA Group Ltd. (Insurance)	482

1,100	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment) (b)	11

13,500	BOC Hong Kong (Holdings) Ltd. (Banks)	53

9,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	74

2,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	20

6,000	CLP Holdings Ltd. (Electric Utilities)	66

8,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	54

7,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	17

2,800	Hang Seng Bank Ltd. (Banks)	70

6,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	33

9,500	HK Electric Investments Ltd. (Electric Utilities)	10

14,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services) (b)	22

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Hong Kong (continued)

37,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	$82

4,400	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	156

2,000	Hysan Development Co. (Real Estate Management & Development)	10

2,500	Kerry Properties Ltd. (Real Estate Management & Development)	11

747	Melco Crown Entertainment Ltd., ADR (Hotels, Restaurants & Leisure)	16

3,600	MGM China Holdings Ltd. (Hotels, Restaurants & Leisure) (b)	6

5,500	MTR Corp. Ltd. (Road & Rail)	37

6,000	NWS Holdings Ltd. (Industrial Conglomerates)	12

15,000	PCCW Ltd. (Diversified Telecommunication Services) (b)	9

5,000	Power Assets Holdings Ltd. (Electric Utilities)	36

8,800	Sands China Ltd. (Hotels, Restaurants & Leisure)	42

4,000	Shangri-La Asia Ltd. (Hotels, Restaurants & Leisure)	5

12,000	Sino Land Co. Ltd. (Real Estate Management & Development)	20

6,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	101

2,000	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	25

4,200	Swire Properties Ltd. (Real Estate Management & Development)	17

5,000	Techtronic Industries Co. (Household Durables)	38

4,600	The Bank of East Asia Ltd. (Banks)	13

8,000	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	98

4,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	11

34,500	WH Group Ltd. (Food Products) (b)	35

5,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	35

3,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	22

5,600	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	13

		1,762

	Ireland (Republic of) — 0.86%

2,940	AIB Group PLC (Banks)	12

563	Alkermes PLC (Biotechnology) (a)	13

342	Allegion PLC (Building Products)	38

3,507	Bank of Ireland Group PLC (Banks)	18

3,047	CRH PLC (Construction Materials) (b)	100

354	DCC PLC (Industrial Conglomerates) (b)	32

1,585	Eaton Corp. PLC (Electrical Equipment)	132

3,415	Experian PLC (Professional Services)	103

900	Ingersoll-Rand PLC (Machinery)	114

1,597	James Hardie Industries SE (Construction Materials)	21

573	Kerry Group PLC (Food Products)	68

553	Kingspan Group PLC (Building Products)	30

4,977	Medtronic PLC (Health Care Equipment & Supplies)	484

Shares	Security Description	Value (000)

	Ireland (Republic of) (continued)

283	Paddy Power PLC (Hotels, Restaurants & Leisure)	$21

588	Pentair PLC (Machinery)	22

815	Smurfit Kappa Group PLC (Containers & Packaging)	25

306	STERIS PLC (Health Care Equipment & Supplies)	46

		1,279

	Isle of Man — 0.01%

2,101	GVC Holdings PLC (Hotels, Restaurants & Leisure)	17

	Israel — 0.16%

153	Azrieli Group (Real Estate Management & Development)	10

4,094	Bank Hapoalim Ltd. (Banks) (a)	30

5,394	Bank Leumi Le (Banks)	39

451	Checkpoint Software Technologies Ltd. (Software) (a)	52

85	Elbit Systems Ltd. (Aerospace & Defense)	13

2,543	Israel Chemicals Ltd. (Chemicals) (b)	13

4,204	Israel Discount Bank, Class – A (Banks)	17

506	Mizrahi Tefahot Bank Ltd. (Banks) (a)	12

224	Nice Ltd. (Software) (a)	31

166	Wix.com Ltd. (IT Services) (a)	24

		241

	Italy — 0.70%

4,045	Assicurazioni Generali SpA (Insurance)	76

1,789	Atlantia SpA (Transportation Infrastructure)	47

2,097	Davide Campari – Milano SpA (Beverages)	21

30,084	Enel SpA (Electric Utilities) (b)	209

9,530	Eni SpA (Oil, Gas & Consumable Fuels)	159

442	Ferrari N.V. (Automobiles)	72

1,869	FinecoBank Banca Fineco SpA (Banks)	21

54,261	Intesa Sanpaolo SpA (Banks) (b)	115

1,461	Leonardo SpA (Aerospace & Defense)	19

2,242	Mediobanca SpA (Banks) (b)	23

646	Moncler SpA (Textiles, Apparel & Luxury Goods)	28

1,444	Pirelli & C SpA (Auto Components) (b)	9

1,887	Poste Italiane SpA (Insurance) (b)	20

871	Prusmian SpA (Electrical Equipment)	18

377	Recordati SpA (Pharmaceuticals)	16

7,516	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	37

32,939	Telecom Italia SpA (Diversified Telecommunication Services) (a)	18

21,767	Telecom Italia SpA Rsp (Diversified Telecommunication Services)	11

5,081	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	32

7,264	Unicredit SpA (Banks)	89

		1,040

	Japan — 7.62%

700	Advantest Corp. (Semiconductors & Semiconductor Equipment) (b)	19

2,400	Aeon Co. Ltd. (Food & Staples Retailing)	41

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

400	AEON Credit Service Co. Ltd. (Consumer Finance)	$6

400	AEON Mall Co. Ltd. (Real Estate Management & Development)	6

500	Air Water, Inc. (Chemicals)	9

1,600	Ajinomoto Co., Inc. (Food Products)	28

700	Alfresa Holdings Corp. (Health Care Providers & Services)	17

500	All Nippon Airways Co. Ltd. (Airlines)	16

800	ALPS Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	14

1,200	Amada Holdings Co. Ltd. (Machinery)	14

400	Aozora Bank Ltd. (Banks)	10

700	Asahi Glass Co. Ltd. (Building Products)	24

1,300	Asahi Group Holdings Ltd. (Beverages)	59

800	ASAHI INTECC Co. Ltd. (Health Care Equipment & Supplies)	20

4,600	Asahi Kasei Corp. (Chemicals)	49

7,200	Astellas Pharma, Inc. (Pharmaceuticals)	103

300	Benesse Holdings, Inc. (Diversified Consumer Services)	7

2,100	Bridgestone Corp. (Auto Components)	83

800	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	15

300	CALBEE, Inc. (Food Products)	8

3,700	Canon, Inc. (Technology Hardware, Storage & Peripherals)	109

700	Casio Computer Co. Ltd. (Household Durables)	9

500	Central Japan Railway Co. (Road & Rail)	100

200	Century Tokyo Leasing Corp. (Diversified Financial Services)	8

2,300	Chubu Electric Power Company, Inc. (Electric Utilities)	32

800	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	52

3,900	Concordia Financial Group Ltd. (Banks)	15

600	Credit Saison Co. Ltd. (Consumer Finance)	7

400	CyberAgent, Inc. (Media)	15

900	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	19

900	Daicel Corp. (Chemicals)	8

400	Daifuku Co. Ltd. (Machinery)	23

2,100	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	110

900	Daikin Industries Ltd. (Building Products)	118

800	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals)	15

300	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	38

2,100	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	61

5,500	Daiwa Securities Group, Inc. (Capital Markets)	24

1,600	Denso Corp. (Auto Components)	67

800	Dentsu, Inc. (Media)	27

100	Disco Corp. (Semiconductors & Semiconductor Equipment)	17

400	Don Quijote Co. Ltd. (Multiline Retail)	26

1,100	East Japan Railway Co. (Road & Rail)	103

Shares	Security Description	Value (000)

	Japan (continued)

900	Eisai Co. Ltd. (Pharmaceuticals)	$51

500	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	11

900	FamilyMart Co. Ltd. (Food & Staples Retailing)	21

700	Fanuc Ltd. (Machinery)	129

200	Fast Retailing Co. Ltd. (Specialty Retail)	121

500	Fuji Electric Co. Ltd. (Electrical Equipment)	17

1,400	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	71

700	Fujitsu Ltd. (IT Services) (b)	49

200	GMO Payment Gateway, Inc. (IT Services)	14

800	Hakuhodo DY Holdings, Inc. (Media)	14

800	Hankyu Hanshin Holdings, Inc. (Road & Rail)	29

100	Hikari Tsushin, Inc. (Specialty Retail)	22

1,000	Hino Motors Ltd. (Machinery)	8

100	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	11

200	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	8

400	Hitachi Chemical Co. Ltd. (Chemicals)	11

400	Hitachi Construction Machinery Co. Ltd. (Machinery)	10

300	Hitachi High-Technologies Corp. (Electronic Equipment, Instruments & Components)	15

3,600	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	131

800	Hitachi Metals Ltd. (Metals & Mining)	9

6,100	Honda Motor Co. Ltd. (Automobiles)	158

200	Hoshizaki Electric Co. Ltd. (Machinery)	15

1,400	HOYA Corp. (Health Care Equipment & Supplies)	107

1,000	Hulic Co. Ltd. (Real Estate Management & Development)	8

700	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels) (b)	21

500	IHI Corp. (Machinery)	12

3,700	INPEX Corp. (Oil, Gas & Consumable Fuels)	34

2,000	Isuzu Motors Ltd. (Automobiles)	23

4,900	ITOCHU Corp. (Trading Companies & Distributors)	94

300	ITOCHU Techno-Solutions Corp. (IT Services)	8

800	J. Front Retailing Co. Ltd. (Multiline Retail)	9

400	Japan Airlines Co. Ltd. (Airlines)	13

200	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	9

1,800	Japan Exchange Group, Inc. (Capital Markets)	29

1,500	Japan Post Bank Co. Ltd. (Banks)	15

5,700	Japan Post Holdings Co. Ltd. (Insurance) (b)	65

3	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	13

5	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	30

10	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	20

4,500	Japan Tobacco, Inc. (Tobacco)	99

1,800	JFE Holdings, Inc. (Metals & Mining)	27

800	JGC Corp. (Construction & Engineering)	11

1,000	JS Group Corp. (Building Products)	16

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

700	JSR Corp. (Chemicals)	$11

700	JTEKT Corp. (Machinery)	9

11,600	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	58

1,900	Kajima Corp. (Construction & Engineering)	26

500	Kakaku.com, Inc. (Interactive Media & Services)	10

400	Kamigumi Co. Ltd. (Transportation Infrastructure)	9

200	Kaneka Corp. (Chemicals)	8

600	Kansai Paint Co. Ltd. (Chemicals)	13

1,800	Kao Corp. (Personal Products)	138

500	Kawasaki Heavy Industries Ltd. (Machinery)	12

6,600	KDDI Corp. (Wireless Telecommunication Services)	168

400	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	17

800	Keikyu Corp. (Road & Rail)	14

400	Keio Corp. (Road & Rail)	26

500	Keisei Electric Railway Co. Ltd. (Road & Rail)	18

300	Keyence Corp. (Electronic Equipment, Instruments & Components)	184

500	Kikkoman Corp. (Food Products)	22

600	Kintetsu Corp. (Road & Rail)	29

3,000	Kirin Holdings Co. Ltd. (Beverages)	64

200	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	14

1,100	Kobe Steel Ltd. (Metals & Mining)	7

3,500	Komatsu Ltd. (Machinery)	85

400	Konami Corp. (Entertainment)	19

2,100	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	20

100	Kose Corp. (Personal Products)	17

3,800	Kubota Corp. (Machinery)	63

1,200	Kuraray Co. Ltd. (Chemicals)	14

400	Kurita Water Industries Ltd. (Machinery)	10

1,200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	79

900	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals)	16

1,400	Kyushu Electric Power Co., Inc. (Electric Utilities)	14

600	Kyushu Railway Co. (Road & Rail)	18

200	Lawson, Inc. (Food & Staples Retailing)	10

800	Lion Corp. (Household Products)	15

1,500	M3, Inc. (Health Care Technology)	28

5,600	Marubeni Corp. (Trading Companies & Distributors)	37

700	Marui Group Co. Ltd. (Multiline Retail)	14

2,100	Mazda Motor Corp. (Automobiles)	22

300	McDonald’s Holdings Co. (Japan) Ltd. (Hotels, Restaurants & Leisure)	13

3,200	Mebuki Financial Group, Inc. (Banks)	8

700	Medipal Holdings Corp. (Health Care Providers & Services)	15

400	MEIJI Holdings Co. Ltd. (Food Products)	29

1,300	Minebea Co. Ltd. (Machinery)	22

1,000	MISUMI Group, Inc. (Machinery)	25

4,600	Mitsubishi Chemical Holdings Corp. (Chemicals)	32

Shares	Security Description	Value (000)

	Japan (continued)

5,100	Mitsubishi Corp. (Trading Companies & Distributors)	$136

6,900	Mitsubishi Electric Corp. (Electrical Equipment)	91

4,300	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	80

600	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	8

1,300	Mitsubishi Heavy Industries Ltd. (Machinery)	57

400	Mitsubishi Materials Corp. (Metals & Mining)	11

800	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	9

45,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	218

1,500	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	8

6,300	Mitsui & Co. Ltd. (Trading Companies & Distributors)	103

700	Mitsui Chemicals, Inc. (Chemicals)	17

3,400	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	83

400	Mitsui O.S.K. Lines Ltd. (Marine)	10

89,900	Mizuho Financial Group, Inc. (Banks)	131

500	MonotaRO Co. Ltd. (Trading Companies & Distributors)	12

1,800	MS&AD Insurance Group Holdings, Inc. (Insurance)	57

2,100	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	95

400	Nabtesco Corp. (Machinery)	11

700	Nagoya Railroad Co. Ltd. (Road & Rail)	19

1,000	NEC Corp. (Technology Hardware, Storage & Peripherals)	39

900	NGK Insulators Ltd. (Machinery)	13

600	NGK Spark Plug Co. Ltd. (Auto Components)	11

300	NH Foods Ltd. (Food Products)	13

800	Nidec Corp. (Electrical Equipment)	110

1,200	Nikon Corp. (Household Durables)	17

400	Nintendo Co. Ltd. (Entertainment)	147

5	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	35

300	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	8

300	Nippon Express Co. Ltd. (Road & Rail)	16

500	Nippon Paint Holdings Co. Ltd. (Chemicals)	19

7	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts) (b)	16

2,900	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining) (b)	50

2,400	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	112

600	Nippon Yusen Kabushiki Kaisha (Marine)	9

500	Nissan Chemical Industries Ltd. (Chemicals)	23

700	Nisshin Seifun Group, Inc. (Food Products)	16

300	Nissin Foods Holdings Co. Ltd. (Food Products)	19

300	Nitori Holdings Co. Ltd. (Specialty Retail)	40

600	Nitto Denko Corp. (Chemicals)	30

12,000	Nomura Holdings, Inc. (Capital Markets)	42

500	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

14	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts) (b)	$22

1,200	Nomura Research Institute Ltd. (IT Services)	19

1,300	NSK Ltd. (Machinery)	12

2,600	NTT Data Corp. (IT Services)	35

5,000	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	117

2,800	Obayashi Corp. (Construction & Engineering)	28

1,100	Odakyu Electric Railway Co. Ltd. (Road & Rail)	27

3,100	Oji Paper Co. Ltd. (Paper & Forest Products)	18

700	OMRON Corp. (Electronic Equipment, Instruments & Components)	37

1,400	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	25

200	Oracle Corp. Japan (Software)	15

800	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	99

4,800	ORIX Corp. (Diversified Financial Services)	72

1,400	Osaka Gas Co. Ltd. (Gas Utilities)	24

400	OTSUKA Corp. (IT Services)	16

1,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	46

8,000	Panasonic Corp. (Household Durables)	67

400	Park24 Co. Ltd. (Commercial Services & Supplies)	9

600	Persol Holdings Co. Ltd. (Professional Services)	14

3,100	Rakuten, Inc. (Internet & Direct Marketing Retail)	37

4,400	Recruit Holdings Co. Ltd. (Professional Services) (b)	147

7,600	Resona Holdings, Inc. (Banks)	32

2,400	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	24

100	Rinnai Corp. (Household Durables)	6

400	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	27

200	Sankyo Co. Ltd. (Leisure Products)	7

1,300	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	22

800	SECOM Co. Ltd. (Commercial Services & Supplies)	69

600	Sega Sammy Holdings, Inc. (Leisure Products)	7

700	Seibu Holdings, Inc. (Industrial Conglomerates)	12

1,000	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	16

1,300	Sekisui Chemical Co. Ltd. (Household Durables)	20

2,200	Sekisui House Ltd. (Household Durables)	36

2,800	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	95

2,200	Seven Bank Ltd. (Banks)	6

500	SG Holdings Co. Ltd. (Air Freight & Logistics)	14

800	Sharp Corp. (Household Durables) (b)	9

800	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	20

300	Shimano, Inc. (Leisure Products)	45

2,100	Shimizu Corp. (Construction & Engineering)	17

1,400	Shin-Etsu Chemical Co. Ltd. (Chemicals)	131

600	Shinsei Bank Ltd. (Banks)	9

1,100	Shionogi & Co. Ltd. (Pharmaceuticals)	64

Shares	Security Description	Value (000)

	Japan (continued)

1,500	Shiseido Co. Ltd. (Personal Products)	$113

500	Showa Denko KK (Chemicals)	15

6,100	Softbank Corp. (Wireless Telecommunication Services)	79

6,200	SoftBank Group Corp. (Wireless Telecommunication Services)	299

300	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	14

1,200	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	46

4,700	Sony Corp. (Household Durables)	247

500	Stanley Electric Co. Ltd. (Auto Components)	12

700	Start Today Co. Ltd. (Internet & Direct Marketing Retail)	13

6,300	Sumitomo Chemical Co. Ltd. (Chemicals)	29

4,300	Sumitomo Corp. (Trading Companies & Distributors)	65

2,700	Sumitomo Electric Industries Ltd. (Auto Components)	36

400	Sumitomo Heavy Industries Ltd. (Machinery)	14

800	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	24

5,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	177

1,300	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	47

600	Sumitomo Rubber Industries Ltd. (Auto Components)	7

300	Sundrug Co. Ltd. (Food & Staples Retailing)	8

500	Suntory Beverage & Food Ltd. (Beverages)	22

300	SUZUKEN Co. Ltd. (Health Care Providers & Services)	18

600	Sysmex Corp. (Health Care Equipment & Supplies)	39

2,000	T&D Holdings, Inc. (Insurance)	22

600	Taiheiyo Cement Corp. (Construction Materials)	18

700	Taisei Corp. (Construction & Engineering)	26

200	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	15

5,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	197

500	TDK Corp. (Electronic Equipment, Instruments & Components)	39

600	Teijin Ltd. (Chemicals)	10

2,400	Terumo Corp. (Health Care Equipment & Supplies)	72

2,000	The Chiba Bank Ltd. (Banks)	10

1,000	The Chugoku Electric Power Company, Inc. (Electric Utilities)	13

4,200	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	64

2,500	The Kansai Electric Power Co., Inc. (Electric Utilities)	29

1,700	The Shizuoka Bank Ltd. (Banks)	13

400	THK Co. Ltd. (Machinery)	10

700	Tobu Railway Co. Ltd. (Road & Rail)	20

400	Toho Co. Ltd. (Entertainment)	17

400	Toho Gas Co. Ltd. (Gas Utilities)	15

1,500	Tohoku Electric Power Co., Inc. (Electric Utilities)	15

2,400	Tokio Marine Holdings, Inc. (Insurance)	120

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	$84

2,200	Tokyo Fudosan Holdings Corp. (Real Estate Management & Development) (b)	12

1,600	Tokyo Gas Co. Ltd. (Gas Utilities)	38

1,800	Tokyu Corp. (Road & Rail)	32

900	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	14

5,000	Toray Industries, Inc. (Chemicals)	38

900	Tosoh Corp. (Chemicals)	13

500	TOTO Ltd. (Building Products)	20

500	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	10

300	Toyo Suisan Kaisha Ltd. (Food Products)	12

200	Toyoda Gosei Co. Ltd. (Auto Components)	4

8,500	Toyota Motor Corp. (Automobiles)	528

900	Toyota Tsusho Corp. (Trading Companies & Distributors)	27

500	Trend Micro, Inc. (Software)	22

200	Tsuruha Holdings, Inc. (Food & Staples Retailing)	19

1,500	Unicharm Corp. (Household Products)	45

800	USS Co. Ltd. (Specialty Retail)	16

200	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	8

600	West Japan Railway Co. (Road & Rail)	49

10,200	Yahoo Japan Corp. (Interactive Media & Services)	30

500	Yakult Honsha Co. Ltd. (Food Products) (b)	29

2,300	Yamada Denki Co. Ltd. (Specialty Retail)	10

500	Yamaha Corp. (Leisure Products)	24

1,000	Yamaha Motor Co. Ltd. (Automobiles)	18

400	Yamazaki Baking Co. Ltd. (Food Products)	6

900	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	31

800	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	16

		11,351

	Jersey — 0.14%

41,427	Glencore International PLC (Metals & Mining) (b)	143

4,923	WPP PLC (Media)	62

		205

	Liberia — 0.05%

643	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	78

	Luxembourg — 0.04%

239	Millicom International Cellular SA (Wireless Telecommunication Services)	13

140	RTL Group (Media)	7

1,316	SES – FDR, Class – A (Media) (b)	22

1,705	Tenaris SA (Energy Equipment & Services)	22

		64

Shares	Security Description	Value (000)

	Netherlands — 1.58%

1,528	ABN AMRO Group N.V. (Banks) (b)	$33

38	Adyen N.V. (IT Services) (a)(b)	29

6,433	AEGON N.V. (Insurance)	32

477	Aercap Holdings N.V. (Trading Companies & Distributors) (a)	25

2,158	Airbus Group N.V. (Aerospace & Defense)	305

824	Akzo Nobel N.V. (Chemicals)	77

1,577	ASML Holding N.V. (Semiconductors & Semiconductor Equipment) (b)	328

3,754	CNH Industrial N.V. (Machinery)	39

454	Exor N.V. (Diversified Financial Services)	32

416	Heineken Holding N.V., Class – A (Beverages)	44

973	Heineken N.V. (Beverages)	108

14,473	ING Groep N.V. (Banks)	167

13,568	Koninklijke (Royal) KPN N.V. (Diversified Telecommunication Services)	42

4,487	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	101

656	Koninklijke DSM N.V. (Chemicals)	81

3,448	Koninklijke Philips Electronics N.V. (Health Care Equipment & Supplies)	150

253	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	12

1,115	LyondellBasell Industries N.V., Class – A (Chemicals)	96

1,178	NN Group N.V. (Insurance) (b)	47

1,108	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	108

834	QIAGEN NV (Life Sciences Tools & Services) (a)	34

431	Randstad Holding N.V. (Professional Services)	24

2,466	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	44

5,399	Unilever N.V. (Personal Products)	328

1,011	Wolters Kluwer N.V. (Professional Services)	73

		2,359

	New Zealand — 0.08%

2,648	A2 Milk Co. Ltd. (Food Products) (a)	26

3,489	Auckland International Airport Ltd. (Transportation Infrastructure)	23

2,071	Fisher & Paykel Healthcare COR (Health Care Equipment & Supplies)	22

3,082	Fletcher Building Ltd. (Construction Materials)	10

4,627	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	15

1,444	Ryman Healthcare Ltd. (Health Care Providers & Services)	11

6,631	Telecom Corporation of New Zealand Ltd. (Diversified Telecommunication Services)	18

		125

	Norway — 0.23%

390	Aker BP ASA (Oil, Gas & Consumable Fuels)	11

3,476	DNB ASA (Banks)	65

3,857	Equinor ASA (Oil, Gas & Consumable Fuels)	76

722	Gjensidige Forsikring ASA (Insurance)	15

1,584	Marine Harvest ASA (Food Products)	38

4,856	Norsk Hydro ASA (Metals & Mining)	17

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Norway (continued)

2,759	Orkla ASA (Food Products)	$24

353	Schibsted ASA (Media) (b)	9

2,866	Telenor ASA (Diversified Telecommunication Services)	61

642	Yara International ASA (Chemicals)	31

		347

	Papua New Guinea — 0.02%

4,952	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	25

	Portugal — 0.06%

10,361	EDP – Energias de Portugal SA (Electric Utilities)	39

1,810	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels) (b)	28

909	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	15

		82

	Singapore — 0.46%

9,000	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	21

9,500	CapitaCommercial Trust (Equity Real Estate Investment Trusts)	15

9,300	Capitaland Ltd. (Real Estate Management & Development)	25

9,300	CapitaMall Trust (Equity Real Estate Investment Trusts)	18

1,600	City Developments Ltd. (Real Estate Management & Development)	11

7,800	ComfortDelGro Corp. Ltd. (Road & Rail)	15

6,700	DBS Group Holdings Ltd. (Banks)	129

1,883	Flextronics International Ltd. (Electronic Equipment, Instruments & Components) (a)	18

21,800	Genting Singapore PLC (Hotels, Restaurants & Leisure)	15

400	Jardine Cycle & Carriage Ltd. (Distributors)	11

5,300	Keppel Corp. Ltd. (Industrial Conglomerates)	27

11,600	Oversea-Chinese Banking Corp. Ltd. (Banks)	98

2,400	SATS Ltd. (Transportation Infrastructure) (b)	9

3,600	SembCorp Industries Ltd. (Industrial Conglomerates)	6

1,900	Singapore Airlines Ltd. (Airlines)	13

3,600	Singapore Exchange Ltd. (Capital Markets)	21

5,800	Singapore Press Holdings Ltd. (Media)	10

5,600	Singapore Tech Engineering (Aerospace & Defense)	17

29,500	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	76

6,800	Suntec REIT (Equity Real Estate Investment Trusts)	10

4,600	United Overseas Bank Ltd. (Banks)	89

1,700	United Overseas Land Ltd. (Real Estate Management & Development)	9

6,900	Wilmar International Ltd. (Food Products)	19

		682

Shares	Security Description	Value (000)

	Spain — 1.03%

909	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	$36

244	Aena SME SA (Transportation Infrastructure) (b)	48

1,636	Amadeus IT Holding SA, A Shares (IT Services)	130

24,835	Banco Bilbao Vizcaya Argentaria SA (Banks)	138

20,321	Banco de Sabadell SA (Banks)	21

60,193	Banco Santander SA (Banks) (b)	280

4,456	Bankia SA (Banks) (b)	11

2,434	Bankinter SA (Banks)	17

12,960	CaixaBank SA (Banks)	37

701	Cellnex Telecom SA (Diversified Telecommunication Services) (b)	26

3,893	Corporacion Mapfre (Insurance)	11

819	Enagas (Oil, Gas & Consumable Fuels)	22

1,147	Endesa (Electric Utilities)	29

1,758	Ferrovial SA (Construction & Engineering) (b)	45

861	Gamesa Corporacion Tecnologica SA (Electrical Equipment)	14

1,234	Gas Natural SDG SA (Gas Utilities)	34

1,077	Grifols SA (Biotechnology)	32

21,798	Iberdrola SA (Electric Utilities)	217

4,071	Industria de Diseno Textil SA (Specialty Retail)	122

1,563	Red Electrica Corp. (Electric Utilities)	33

5,555	Repsol SA (Oil, Gas & Consumable Fuels)	87

17,527	Telefonica SA (Diversified Telecommunication Services)	144

		1,534

	Sweden — 0.85%

1,137	Alfa Laval AB (Machinery)	25

3,624	Assa Abloy AB, B Shares (Building Products)	82

2,427	Atlas Copco AB, A Shares (Machinery)	78

1,409	Atlas Copco AB, Class – B (Machinery)	41

988	Boliden AB (Metals & Mining)	25

815	Electrolux AB, B Shares (Household Durables)	21

2,380	Epiroc AB, Class – A (Machinery)	25

1,408	Epiroc AB, Class – B (Machinery)	14

2,190	Essity Aktiebolag, Class – B (Household Products)	67

3,181	Hennes & Mauritz AB, B Shares (Specialty Retail)	57

941	Hexagon AB (Electronic Equipment, Instruments & Components)	52

1,508	Husqvarna AB (Household Durables)	14

327	ICA Gruppen AB (Food & Staples Retailing)	14

603	Industrivarden AB, C Shares (Diversified Financial Services)	13

1,647	Investor AB, B Shares (Diversified Financial Services)	80

873	Kinnevik AB (Diversified Financial Services)	23

274	L E Lundbergforetagen AB (Diversified Financial Services)	10

821	Lundin Petroleum AB (Oil, Gas & Consumable Fuels)	26

4,079	Sandvik AB (Machinery)	75

1,131	Securitas AB, B Shares (Commercial Services & Supplies)	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Sweden (continued)

5,878	Skandinaviska Enskilda Banken AB, Class – A (Banks)	$54

1,467	Skanska AB, B Shares (Construction & Engineering)	27

1,372	SKF AB, B Shares (Machinery)	25

5,515	Svenska Handelsbanken AB, A Shares (Banks)	55

3,270	Swedbank AB, A Shares (Banks)	49

636	Swedish Match AB (Tobacco)	27

1,803	Tele2 AB, B Shares (Wireless Telecommunication Services)	26

11,516	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	109

11,166	TeliaSonera AB (Diversified Telecommunication Services) (b)	50

5,373	Volvo AB, B Shares (Machinery)	84

		1,268

	Switzerland — 3.49%

6,867	ABB Ltd., Registered Shares (Electrical Equipment)	138

571	Adecco SA, Registered Shares (Professional Services)	34

1,629	Alcon, Inc. (Health Care Equipment & Supplies) (a)	100

176	Baloise Holding AG, Registered Shares (Insurance)	31

8	Barry Callebaut AG (Food Products) (b)	16

4	Chocoladefabriken Lindt & Sprungil AG (Food Products)	29

1,706	Chubb Ltd. (Insurance)	251

719	Clariant AG (Chemicals)	15

725	Coca-Cola HBC AG (Beverages)	27

1,942	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	165

9,541	Credit Suisse Group AG (Capital Markets)	114

155	Dufry AG (Specialty Retail)	13

30	EMS-Chemie Holding AG, Registered Shares (Chemicals)	19

479	Garmin Ltd. (Household Durables)	38

134	Geberit AG (Building Products)	63

34	Givaudan SA (Chemicals)	96

808	Julius Baer Group Ltd. (Capital Markets)	36

195	Kuehne & Nagel International Ltd. (Marine)	29

1,826	LafargeHolcim Ltd., Registered Shares (Construction Materials) (b)	89

270	Lonza Group AG (Life Sciences Tools & Services) (b)	91

11,355	Nestle SA (Food Products)	1,176

8,013	Novartis AG, Registered Shares (Pharmaceuticals)	731

140	Pargesa Holding SA (Diversified Financial Services)	11

67	Partners Group Holding AG (Capital Markets)	53

2,597	Roche Holding AG (Pharmaceuticals)	731

148	Schindler Holding AG (Machinery)	33

72	Schindler Holding AG (Machinery)	16

21	SGS SA, Registered Shares (Professional Services)	54

Shares	Security Description	Value (000)

	Switzerland (continued)

461	Sika AG, Registered Shares (Chemicals)	$79

201	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies) (b)	46

38	Straumann Holding AG (Health Care Equipment & Supplies)	34

124	Swiss Life Holding AG (Insurance)	62

274	Swiss Prime Site AG (Real Estate Management & Development)	24

1,142	Swiss Re AG (Insurance)	116

93	Swisscom AG (Diversified Telecommunication Services)	47

1,300	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	125

231	Temenos Group AG (Software)	41

202	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	11

106	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	30

14,338	UBS Group AG (Capital Markets)	170

164	Vifor Pharma AG (Pharmaceuticals)	24

562	Zurich Financial Services AG (Insurance)	196

		5,204

	United Arab Emirates — 0.01%

339	NMC Health PLC (Health Care Providers & Services) (b)	10

	United Kingdom — 6.00%

3,851	3i Group PLC (Capital Markets)	54

682	Admiral Group PLC (Insurance)	19

3,990	Anglo American PLC (Metals & Mining)	114

1,424	Antofagasta PLC (Metals & Mining)	17

896	Aon PLC (Insurance)	173

940	Aptiv PLC (Auto Components)	76

1,707	Ashtead Group PLC (Trading Companies & Distributors)	49

1,286	Associated British Foods PLC (Food Products)	40

4,691	AstraZeneca PLC (Pharmaceuticals) (b)	384

3,374	Auto Trader Group PLC (Interactive Media & Services) (b)	23

15,003	Aviva PLC (Insurance)	79

11,549	BAE Systems PLC (Aerospace & Defense)	72

63,897	Barclays PLC (Banks)	122

4,260	Barratt Developments PLC (Household Durables)	32

74,938	BP PLC (Oil, Gas & Consumable Fuels)	522

8,500	British American Tobacco PLC (Tobacco)	297

3,272	British Land Co. PLC (Equity Real Estate Investment Trusts)	22

30,505	BT Group PLC (Diversified Telecommunication Services)	76

1,215	Bunzl PLC (Trading Companies & Distributors)	32

1,486	Burberry Group PLC (Textiles, Apparel & Luxury Goods) (b)	35

600	Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods) (a)	21

20,572	Centrica PLC (Multi-Utilities) (b)	23

856	Coca-Cola European Partners PLC (Beverages)	48

5,907	Compass Group PLC (Hotels, Restaurants & Leisure)	142

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United Kingdom (continued)

464	Croda International PLC (Chemicals)	$30

8,952	Diageo PLC (Beverages)	386

4,966	Direct Line Insurance Group PLC (Insurance)	21

931	easyJet PLC (Airlines)	11

838	Ferguson PLC (Trading Companies & Distributors)	60

798	Fresnillo PLC (Metals & Mining)	9

18,382	GlaxoSmithKline PLC (Pharmaceuticals)	368

1,371	Halma PLC (Electronic Equipment, Instruments & Components)	35

1,028	Hargreaves Lansdown PLC (Capital Markets)	25

74,135	HSBC Holdings PLC (Banks)	618

3,461	Imperial Tobacco Group PLC (Tobacco)	81

4,520	Informa PLC (Media)	48

622	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	41

583	Intertek Group PLC (Professional Services)	41

2,463	Investec PLC (Capital Markets)	16

13,083	ITV PLC (Media)	18

6,364	J Sainsbury PLC (Food & Staples Retailing)	16

2,461	John Wood Group PLC (Energy Equipment & Services)	14

699	Johnson Matthey PLC (Chemicals)	30

7,620	Kingfisher PLC (Specialty Retail)	21

2,543	Land Securities Group PLC (Equity Real Estate Investment Trusts)	27

21,540	Legal & General Group PLC (Insurance)	74

664	Liberty Global PLC, Class – A (Media) (a)	18

1,807	Liberty Global PLC, Class – C (Media) (a)	48

2,047	Linde PLC (Chemicals)	411

259,329	Lloyds Banking Group PLC (Banks)	186

1,133	London Stock Exchange Group (Capital Markets)	80

8,536	Marks & Spencer Group PLC (Multiline Retail)	23

2,806	Meggitt PLC (Aerospace & Defense)	19

17,545	Melrose Industries PLC (Electrical Equipment)	40

2,584	Merlin Entertainments PLC (Hotels, Restaurants & Leisure) (b)	15

1,237	Micro Focus International PLC (Software)	33

1,327	Mondi PLC (Paper & Forest Products)	30

12,706	National Grid PLC (Multi-Utilities)	135

497	Next PLC (Multiline Retail)	35

1,641	Ocado Group PLC (Internet & Direct Marketing Retail) (a)(b)	24

2,821	Pearson PLC (Media)	29

1,146	Persimmon PLC (Household Durables)	29

9,630	Prudential PLC (Insurance)	210

2,626	RecKitt Benckiser Group PLC (Household Products)	207

7,296	RELX PLC (Professional Services)	177

6,679	Rentokil Initial PLC (Commercial Services & Supplies)	34

4,228	Rio Tinto PLC (Metals & Mining)	261

6,165	Rolls-Royce Holdings PLC (Aerospace & Defense)	66

17,404	Royal Bank of Scotland Group PLC (Banks) (b)	49

Shares	Security Description	Value (000)

	United Kingdom (continued)

16,374	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	$533

13,859	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	454

3,709	RSA Insurance Group PLC (Insurance)	27

448	Schroders PLC (Capital Markets)	17

3,916	SEGRO PLC (Equity Real Estate Investment Trusts) (b)	37

593	Sensata Technologies Holding PLC (Electrical Equipment) (a)	29

856	Severn Trent PLC (Water Utilities)	22

3,159	Smith & Nephew PLC (Health Care Equipment & Supplies)	69

1,430	Smiths Group PLC (Industrial Conglomerates)	28

266	Spirax-Sarco Engineering PLC (Machinery)	31

3,708	SSE PLC (Electric Utilities)	53

1,912	St. James Place PLC (Capital Markets)	27

10,572	Standard Chartered PLC (Banks)	96

8,996	Standard Life Aberdeen PLC (Diversified Financial Services)	34

13,972	Taylor Wimpey PLC (Household Durables)	28

1,544	TechnipFMC PLC (Energy Equipment & Services)	40

36,372	Tesco PLC (Food & Staples Retailing)	105

536	The Berkeley Group Holdings PLC (Household Durables)	25

3,920	The Sage Group PLC (Software)	39

938	The Weir Group PLC (Machinery) (b)	18

4,117	Unilever PLC (Personal Products)	256

2,868	United Utilities Group PLC (Water Utilities)	29

99,403	Vodafone Group PLC (Wireless Telecommunication Services)	163

651	Whitbread PLC (Hotels, Restaurants & Leisure)	38

8,553	William Morrison Supermarkets PLC (Food & Staples Retailing)	22

485	Willis Towers Watson PLC (Insurance)	93

		8,934

	United States — 55.61%

2,140	3M Co. (Industrial Conglomerates)	371

512	A.O. Smith Corp. (Building Products)	24

6,520	Abbott Laboratories (Health Care Equipment & Supplies)	548

5,479	AbbVie, Inc. (Biotechnology)	398

162	Abiomed, Inc. (Health Care Equipment & Supplies) (a)	42

2,368	Accenture PLC, Class – A (IT Services)	438

2,859	Activision Blizzard, Inc. (Entertainment)	135

145	Acuity Brands, Inc. (Electrical Equipment)	20

1,811	Adobe Systems, Inc. (Software) (a)	533

258	Advance Auto Parts, Inc. (Specialty Retail)	40

3,583	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment) (a)	109

188	Affiliated Managers Group, Inc. (Capital Markets)	17

1,149	Agilent Technologies, Inc. (Life Sciences Tools & Services)	86

819	Air Products & Chemicals, Inc. (Chemicals)	185

646	Akamai Technologies, Inc. (IT Services) (a)	52

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

382	Albemarle Corp. (Chemicals)	$27

407	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	57

275	Align Technology, Inc. (Health Care Equipment & Supplies) (a)	75

172	Alliance Data Systems Corp. (IT Services)	24

852	Alliant Energy Corp. (Electric Utilities)	42

1,243	Allstate Corp. (Insurance)	126

1,454	Ally Financial, Inc. (Consumer Finance)	45

1,109	Alphabet, Inc., Class – A (Interactive Media & Services) (a)	1,201

1,165	Alphabet, Inc., Class – C (Interactive Media & Services) (a)	1,259

6,968	Altria Group, Inc. (Tobacco)	330

1,547	Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	2,930

32	AMERCO, Inc. (Road & Rail)	12

883	Ameren Corp. (Multi-Utilities)	66

1,842	American Electric Power, Inc. (Electric Utilities)	162

2,647	American Express Co. (Consumer Finance)	326

274	American Financial Group, Inc. (Insurance)	28

3,245	American International Group, Inc. (Insurance)	173

1,639	American Tower Corp. (Equity Real Estate Investment Trusts)	335

653	American Water Works Co., Inc. (Water Utilities)	76

489	Ameriprise Financial, Inc. (Capital Markets)	71

572	AmerisourceBergen Corp. (Health Care Providers & Services)	49

2,312	Amgen, Inc. (Biotechnology)	426

1,119	Amphenol Corp., Class – A (Electronic Equipment, Instruments & Components)	107

1,377	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	155

302	ANSYS, Inc. (Software) (a)	62

1,354	Apache Corp. (Oil, Gas & Consumable Fuels)	39

17,465	Apple, Inc. (Technology Hardware, Storage & Peripherals)	3,457

3,548	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	159

889	Aramark (Hotels, Restaurants & Leisure)	32

2,026	Archer-Daniels-Midland Co. (Food Products)	83

1,576	Arconic, Inc. (Aerospace & Defense)	41

191	Arista Networks, Inc. (Communications Equipment) (a)	50

307	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components) (a)	22

664	Arthur J. Gallagher & Co. (Insurance)	58

223	Assurant, Inc. (Insurance)	24

27,014	AT&T, Inc. (Diversified Telecommunication Services)	906

422	Atmos Energy Corp. (Gas Utilities)	44

819	Autodesk, Inc. (Software) (a)	133

299	Autoliv, Inc. (Auto Components)	21

1,621	Automatic Data Processing, Inc. (IT Services)	268

520	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	106

303	Avery Dennison Corp. (Containers & Packaging)	35

Shares	Security Description	Value (000)

	United States (continued)

1,064	AXA Equitable Holdings, Inc. (Diversified Financial Services)	$22

761	Axalta Coating Systems Ltd. (Chemicals) (a)	23

1,854	Baker Hughes, Inc. (Energy Equipment & Services)	46

1,149	Ball Corp. (Containers & Packaging)	81

34,023	Bank of America Corp. (Banks)	986

3,215	Bank of New York Mellon Corp. (Capital Markets)	142

1,820	Baxter International, Inc. (Health Care Equipment & Supplies)	149

2,856	BB&T Corp. (Banks)	140

1,002	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	253

4,835	Berkshire Hathaway, Inc., Class – B (Diversified Financial Services) (a)	1,031

941	Best Buy Co., Inc. (Specialty Retail)	66

734	Biogen Idec, Inc. (Biotechnology) (a)	172

644	BioMarin Pharmaceutical, Inc. (Biotechnology) (a)	55

443	BlackRock, Inc., Class – A (Capital Markets)	208

168	Booking Holdings, Inc. (Internet & Direct Marketing Retail) (a)	315

750	BorgWarner, Inc. (Auto Components)	32

558	Boston Properties, Inc. (Equity Real Estate Investment Trusts)	72

6,039	Bristol-Myers Squibb Co. (Pharmaceuticals)	274

418	Broadridge Financial Solutions, Inc. (IT Services)	53

1,112	Brown-Forman Corp., Class – B (Beverages)	62

244	Burlington Stores, Inc. (Specialty Retail) (a)	42

546	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	46

1,013	Cadence Design Systems, Inc. (Software) (a)	72

348	Camden Property Trust (Equity Real Estate Investment Trusts)	36

598	Campbell Soup Co. (Food Products)	24

1,747	Capital One Financial Corp. (Consumer Finance)	159

1,176	Cardinal Health, Inc. (Health Care Providers & Services)	55

614	CarMax, Inc. (Specialty Retail) (a)	53

2,142	Caterpillar, Inc. (Machinery)	292

403	CBOE Holdings, Inc. (Capital Markets)	42

1,169	CBRE Group, Inc., Class – A (Real Estate Management & Development) (a)	60

450	CDK Global, Inc. (Software)	22

462	Celanese Corp., Series A (Chemicals)	50

2,614	Celgene Corp. (Biotechnology) (a)	242

1,495	Centene Corp. (Health Care Providers & Services) (a)	78

1,810	CenterPoint Energy, Inc. (Multi-Utilities)	52

3,513	CenturyLink, Inc. (Diversified Telecommunication Services)	41

1,173	Cerner Corp. (Health Care Technology)	86

837	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	57

7,046	Chevron Corp. (Oil, Gas & Consumable Fuels)	877

95	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure) (a)	70

888	Church & Dwight Co., Inc. (Household Products)	65

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

1,416	Cigna Corp. (Health Care Providers & Services)	$223

365	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	22

321	Cintas Corp. (Commercial Services & Supplies)	76

16,323	Cisco Systems, Inc. (Communications Equipment)	893

364	CIT Group, Inc. (Banks)	19

8,727	Citigroup, Inc. (Banks)	610

1,770	Citizens Financial Group, Inc. (Banks)	63

475	Citrix Systems, Inc. (Software)	47

1,332	CME Group, Inc. (Capital Markets)	259

1,024	CMS Energy Corp. (Multi-Utilities)	59

617	Cognex Corp. (Electronic Equipment, Instruments & Components)	30

2,151	Cognizant Technology Solutions Corp. (IT Services)	136

3,050	Colgate-Palmolive Co. (Household Products)	219

574	Comerica, Inc. (Banks)	42

695	Commscope Holding, Inc. (Communications Equipment) (a)	11

1,754	ConAgra Foods, Inc. (Food Products)	47

4,204	ConocoPhillips (Oil, Gas & Consumable Fuels)	256

1,205	Consolidated Edison, Inc. (Multi-Utilities)	106

625	Constellation Brands, Inc., Class – A (Beverages)	123

742	Copart, Inc. (Commercial Services & Supplies) (a)	55

2,956	Corning, Inc. (Electronic Equipment, Instruments & Components)	98

1,636	Costco Wholesale Corp. (Food & Staples Retailing)	432

1,549	Crown Castle International Corp. (Equity Real Estate Investment Trusts)	202

489	Crown Holdings, Inc. (Containers & Packaging) (a)	30

2,877	CSX Corp. (Road & Rail)	223

561	Cummins, Inc. (Machinery)	96

4,828	CVS Caremark Corp. (Health Care Providers & Services)	264

2,348	Danaher Corp. (Health Care Equipment & Supplies)	336

446	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	54

450	DaVita Healthcare Partners, Inc. (Health Care Providers & Services) (a)	25

1,134	Deere & Co. (Machinery)	188

558	Dell Technologies, Inc. (Technology Hardware, Storage & Peripherals) (a)	28

690	Delta Air Lines, Inc. (Airlines)	39

804	Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	47

1,746	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	50

325	Dexcom, Inc. (Health Care Equipment & Supplies) (a)	49

780	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	92

1,234	Discover Financial Services (Consumer Finance)	96

567	Discovery Communications, Inc., Class – A (Media) (a)	17

Shares	Security Description	Value (000)

	United States (continued)

1,300	Discovery Communications, Inc., Class – C (Media) (a)	$37

2,977	Dominion Resources, Inc. (Multi-Utilities)	230

141	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	39

570	Dover Corp. (Machinery)	57

2,860	Dow, Inc. (Chemicals)	141

659	DTE Energy Co. (Multi-Utilities)	84

2,708	Duke Energy Corp. (Electric Utilities)	239

1,297	Duke Realty Corp. (Equity Real Estate Investment Trusts)	41

2,802	DuPont de Nemours, Inc. (Chemicals)	211

969	DXC Technology Co. (IT Services)	53

889	E*Trade Financial Corp. (Capital Markets)	40

524	East West Bancorp, Inc. (Banks)	25

505	Eastman Chemical Co. (Chemicals)	39

3,253	eBay, Inc. (Internet & Direct Marketing Retail)	128

970	Ecolab, Inc. (Chemicals)	192

1,177	Edison International (Electric Utilities)	79

776	Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (a)	143

1,000	Elanco Animal Health, Inc. (Pharmaceuticals) (a)	34

1,124	Electronic Arts, Inc. (Entertainment) (a)	114

3,320	Eli Lilly & Co. (Pharmaceuticals)	368

685	Entergy Corp. (Electric Utilities)	71

196	EPAM Systems, Inc. (IT Services) (a)	34

302	Equinix, Inc. (Equity Real Estate Investment Trusts)	152

1,388	Equity Residential (Equity Real Estate Investment Trusts)	105

92	Erie Indemnity Co., Class – A (Insurance)	23

238	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	69

1,192	Eversource Energy (Electric Utilities)	90

3,616	Exelon Corp. (Electric Utilities)	173

437	Expedia, Inc. (Internet & Direct Marketing Retail)	58

620	Expeditors International of Washington, Inc. (Air Freight & Logistics)	47

459	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	49

15,705	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1,204

215	F5 Networks, Inc. (Communications Equipment) (a)	31

8,839	Facebook, Inc., Class – A (Interactive Media & Services) (a)	1,705

138	FactSet Research Systems, Inc. (Capital Markets)	40

2,067	Fastenal Co. (Trading Companies & Distributors)	68

268	Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	35

926	FedEx Corp. (Air Freight & Logistics)	152

1,207	Fidelity National Information Services, Inc. (IT Services)	148

2,926	Fifth Third Bancorp (Banks)	82

2,052	First Data Corp. (IT Services) (a)	56

604	First Republic Bank (Banks)	59

1,918	FirstEnergy Corp. (Electric Utilities)	82

1,465	Fiserv, Inc. (IT Services) (a)	134

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

311	FleetCor Technologies, Inc. (IT Services) (a)	$87

489	FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	26

558	Flowserve Corp. (Machinery)	29

504	Fluor Corp. (Construction & Engineering)	17

478	FMC Corp. (Chemicals)	40

582	Fortinet, Inc. (Software) (a)	45

1,129	Fortive Corp. (Machinery)	92

508	Fortune Brands Home & Security, Inc. (Building Products)	29

1,233	Franklin Resources, Inc. (Capital Markets)	43

934	Gap, Inc. (Specialty Retail)	17

324	Gartner Group, Inc. (IT Services) (a)	52

915	General Dynamics Corp. (Aerospace & Defense)	166

32,363	General Electric Co. (Industrial Conglomerates)	340

2,235	General Mills, Inc. (Food Products)	117

527	Genuine Parts Co. (Distributors)	55

4,711	Gilead Sciences, Inc. (Biotechnology)	318

1,234	Goldman Sachs Group, Inc. (Capital Markets)	252

328	GrubHub, Inc. (Internet & Direct Marketing Retail) (a)	26

889	H&R Block, Inc. (Diversified Consumer Services)	26

3,152	Halliburton Co. (Energy Equipment & Services)	72

1,305	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	22

695	Harley-Davidson, Inc. (Automobiles)	25

427	Harris Corp. (Aerospace & Defense)	81

1,299	Hartford Financial Services Group, Inc. (Insurance)	72

432	Hasbro, Inc. (Leisure Products)	46

1,030	HCA Holdings, Inc. (Health Care Providers & Services)	139

1,726	HCP, Inc. (Equity Real Estate Investment Trusts)	55

644	HD Supply Holdings, Inc. (Trading Companies & Distributors) (a)	26

154	HEICO Corp. (Aerospace & Defense)	21

273	HEICO Corp., Class – A (Aerospace & Defense)	28

607	Henry Schein, Inc. (Health Care Providers & Services) (a)	42

569	Hershey Co. (Food Products)	76

985	Hess Corp. (Oil, Gas & Consumable Fuels)	63

5,295	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	79

1,045	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	102

965	Hologic, Inc. (Health Care Equipment & Supplies) (a)	46

2,707	Honeywell International, Inc. (Industrial Conglomerates)	472

1,062	Hormel Foods Corp. (Food Products)	43

2,674	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	49

5,787	HP, Inc. (Technology Hardware, Storage & Peripherals)	120

507	Humana, Inc. (Health Care Providers & Services)	135

Shares	Security Description	Value (000)

	United States (continued)

314	Hunt (JB) Transportation Services, Inc. (Road & Rail)	$29

3,780	Huntington Bancshares, Inc. (Banks)	52

149	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	33

273	IDEX Corp. (Machinery)	47

323	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	89

1,224	Illinois Tool Works, Inc. (Machinery)	185

548	Illumina, Inc. (Life Sciences Tools & Services) (a)	201

241	Ingredion, Inc. (Food Products)	20

16,680	Intel Corp. (Semiconductors & Semiconductor Equipment)	798

2,121	Intercontinental Exchange Group, Inc. (Capital Markets)	182

3,305	International Business Machines Corp. (IT Services)	456

366	International Flavors & Fragrances, Inc. (Chemicals)	53

1,373	International Paper Co. (Containers & Packaging)	59

960	Intuit, Inc. (Software)	251

475	Ionis Pharmaceuticals, Inc. (Biotechnology) (a)	31

631	IQVIA Holdings, Inc. (Life Sciences Tools & Services) (a)	102

1,035	Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	32

279	Jack Henry & Associates, Inc. (IT Services)	37

504	Jacobs Engineering Group, Inc. (Construction & Engineering)	43

238	Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	34

9,870	Johnson & Johnson (Pharmaceuticals)	1,374

3,003	Johnson Controls International PLC (Building Products)	124

164	Jones Lang LaSalle, Inc. (Real Estate Management & Development)	23

12,136	JPMorgan Chase & Co. (Banks)	1,356

1,256	Juniper Networks, Inc. (Communications Equipment)	33

364	Kansas City Southern (Road & Rail)	44

932	Kellogg Co. (Food Products)	50

3,643	KeyCorp (Banks)	65

678	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components) (a)	61

1,285	Kimberly-Clark Corp. (Household Products)	171

1,522	Kimco Realty Corp. (Equity Real Estate Investment Trusts)	28

7,610	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	159

1,756	KKR & Co., Inc., Class – A (Capital Markets)	44

591	KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	70

468	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	15

686	Kohl’s Corp. (Multiline Retail)	33

844	L Brands, Inc. (Specialty Retail)	22

286	L3 Technologies, Inc. (Aerospace & Defense)	70

356	Laboratory Corporation of America Holdings (Health Care Providers & Services) (a)	62

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

573	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	$108

529	Lamb Weston Holding, Inc. (Food Products)	34

1,261	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	75

473	Leggett & Platt, Inc. (Household Durables)	18

501	Leidos Holdings, Inc. (IT Services)	40

1,035	Lennar Corp., Class – A (Household Durables)	49

130	Lennox International, Inc. (Building Products)	36

386	Liberty Broadband, Class – C (Media) (a)	41

535	Liberty Property Trust (Equity Real Estate Investment Trusts)	27

738	Lincoln National Corp. (Insurance)	48

533	Live Nation Entertainment, Inc. (Entertainment) (a)	35

1,141	LKQ Corp. (Distributors) (a)	30

946	Lockheed Martin Corp. (Aerospace & Defense)	344

1,012	Loews Corp. (Insurance)	55

2,980	Lowe’s Companies, Inc. (Specialty Retail)	301

476	M&T Bank Corp. (Banks)	81

1,111	Macy’s, Inc. (Multiline Retail)	24

218	ManpowerGroup, Inc. (Professional Services)	21

3,276	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	47

2,521	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	141

136	MarketAxess Holdings, Inc. (Capital Markets)	44

1,084	Marriott International, Inc., Class – A (Hotels, Restaurants & Leisure)	152

1,884	Marsh & McLennan Companies, Inc. (Insurance)	189

226	Martin Marietta Materials, Inc. (Construction Materials)	52

1,063	Masco Corp. (Building Products)	42

3,385	MasterCard, Inc., Class – A (IT Services)	895

987	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	59

473	McCormick & Company, Inc. (Food Products)	73

2,841	McDonald’s Corp. (Hotels, Restaurants & Leisure)	590

156	MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	95

9,574	Merck & Co., Inc. (Pharmaceuticals)	803

94	Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	79

1,842	MGM Resorts International (Hotels, Restaurants & Leisure)	53

856	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	74

4,192	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	162

26,996	Microsoft Corp. (Software)	3,615

411	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	48

222	Mohawk Industries, Inc. (Household Durables) (a)	33

685	Molson Coors Brewing Co., Class – B (Beverages)	38

5,372	Mondelez International, Inc., Class – A (Food Products)	290

Shares	Security Description	Value (000)

	United States (continued)

643	Moody’s Corp. (Capital Markets)	$126

4,777	Morgan Stanley (Capital Markets)	209

615	Motorola Solutions, Inc. (Communications Equipment)	103

1,385	National Oilwell Varco, Inc. (Energy Equipment & Services)	31

625	Nektar Therapeutics (Pharmaceuticals) (a)	22

892	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	55

1,620	Netflix, Inc. (Entertainment) (a)	595

1,602	Newell Rubbermaid, Inc. (Household Durables)	25

3,065	Newmont Mining Corp. (Metals & Mining)	118

1,777	NextEra Energy, Inc. (Electric Utilities)	364

1,284	Nielsen Holdings PLC (Professional Services)	29

4,678	NIKE, Inc., Class – B (Textiles, Apparel & Luxury Goods)	394

1,345	NiSource, Inc. (Multi-Utilities)	39

1,746	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	39

550	Nordstrom, Inc. (Multiline Retail)	18

996	Norfolk Southern Corp. (Road & Rail)	199

749	Northern Trust Corp. (Capital Markets)	67

601	Northrop Grumman Corp. (Aerospace & Defense)	194

786	Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure) (a)	42

1,104	Nucor Corp. (Metals & Mining)	61

2,140	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	351

13	NVR, Inc. (Household Durables) (a)	44

2,813	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	141

722	OGE Energy Corp. (Electric Utilities)	31

235	Old Dominion Freight Line, Inc. (Road & Rail)	35

808	Omnicom Group, Inc. (Media)	67

1,479	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment) (a)	30

1,545	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	106

9,326	Oracle Corp. (Software)	531

396	Owens Corning, Inc. (Building Products)	23

1,304	PACCAR, Inc. (Machinery)	93

468	Parker Hannifin Corp. (Machinery)	80

1,012	Parsley Energy, Inc., Class – A (Oil, Gas & Consumable Fuels) (a)	19

1,213	Paychex, Inc. (IT Services)	100

179	Paycom Software, Inc. (Software) (a)	41

4,139	PayPal Holdings, Inc. (IT Services) (a)	474

1,434	People’s United Financial, Inc. (Banks)	24

5,212	PepsiCo, Inc. (Beverages)	683

400	PerkinElmer, Inc. (Life Sciences Tools & Services)	39

466	Perrigo Co. PLC (Pharmaceuticals)	22

5,774	Philip Morris International, Inc. (Tobacco)	453

1,704	Phillips 66 (Oil, Gas & Consumable Fuels)	159

405	Pinnacle West Capital Corp. (Electric Utilities)	38

632	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	97

1,703	PNC Financial Services Group, Inc. (Banks)	234

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

885	PPG Industries, Inc. (Chemicals)	$103

2,608	PPL Corp. (Electric Utilities)	81

1,005	Principal Financial Group, Inc. (Insurance)	58

2,351	Prologis, Inc. (Equity Real Estate Investment Trusts)	188

1,528	Prudential Financial, Inc. (Insurance)	154

407	PTC, Inc. (Software) (a)	37

1,894	Public Service Enterprise Group, Inc. (Multi-Utilities)	111

950	PulteGroup, Inc. (Household Durables)	30

273	PVH Corp. (Textiles, Apparel & Luxury Goods)	26

444	Qorvo, Inc. (Semiconductors & Semiconductor Equipment) (a)	30

485	Quest Diagnostics, Inc. (Health Care Providers & Services)	49

190	Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	22

458	Raymond James Financial, Inc. (Capital Markets)	39

1,053	Raytheon Co. (Aerospace & Defense)	183

1,099	Realty Income Corp. (Equity Real Estate Investment Trusts)	76

661	Red Hat, Inc. (Software) (a)	124

605	Regency Centers Corp. (Equity Real Estate Investment Trusts)	40

3,675	Regions Financial Corp. (Banks)	55

227	Reinsurance Group of America (Insurance)	35

518	ResMed, Inc. (Health Care Equipment & Supplies)	63

494	Robert Half International, Inc. (Professional Services)	28

432	Rockwell Automation, Inc. (Electrical Equipment)	71

532	Rollins, Inc. (Commercial Services & Supplies)	19

388	Roper Industries, Inc. (Industrial Conglomerates)	142

1,385	Ross Stores, Inc. (Specialty Retail)	137

926	S&P Global, Inc. (Capital Markets)	211

995	Sabre Corp. (IT Services)	22

2,841	Salesforce.com, Inc. (Software) (a)	431

422	SBA Communications Corp. (Equity Real Estate Investment Trusts) (a)	95

5,168	Schlumberger Ltd. (Energy Equipment & Services)	205

916	Seagate Technology Holdings, Inc. (Technology Hardware, Storage & Peripherals)	43

562	Sealed Air Corp. (Containers & Packaging)	24

1,025	Sempra Energy (Multi-Utilities)	141

673	ServiceNow, Inc. (Software) (a)	185

199	Signature Bank (Banks)	24

1,153	Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	184

5,988	Sirius XM Holdings, Inc. (Media)	33

629	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	49

302	SL Green Realty Corp. (Equity Real Estate Investment Trusts)	24

227	Snap-on, Inc. (Machinery)	38

581	Southwest Airlines Co. (Airlines)	30

Shares	Security Description	Value (000)

	United States (continued)

381	Spirit Aerosystems Holdings, Inc., Class – A (Aerospace & Defense)	$31

534	Splunk, Inc. (Software) (a)	67

2,946	Sprint Nextel Corp. (Wireless Telecommunication Services) (a)	19

1,231	Square, Inc., Class – A (IT Services) (a)	89

815	SS&C Technologies Holdings, Inc. (Software)	47

547	Stanley Black & Decker, Inc. (Machinery)	79

4,621	Starbucks Corp. (Hotels, Restaurants & Leisure)	387

1,453	State Street Corp. (Capital Markets)	81

809	Steel Dynamics, Inc. (Metals & Mining)	24

1,664	SunTrust Banks, Inc. (Banks)	105

190	SVB Financial Group (Banks) (a)	43

2,309	Symantec Corp. (Software)	50

541	Synopsys, Inc. (Software) (a)	70

1,834	Sysco Corp. (Food & Staples Retailing)	130

899	T. Rowe Price Group, Inc. (Capital Markets)	99

273	Tableau Software, Inc., Class – A (Software) (a)	45

409	Take-Two Interactive Software, Inc. (Entertainment) (a)	46

1,172	Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	37

828	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	33

1,948	Target Corp. (Multiline Retail)	168

1,102	TD Ameritrade Holding Corp. (Capital Markets)	55

166	Teleflex, Inc. (Health Care Equipment & Supplies)	55

486	Tesla Motors, Inc. (Automobiles) (a)	109

3,459	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	397

847	Textron, Inc. (Aerospace & Defense)	45

2,651	The AES Corp. (Independent Power and Renewable Electricity Producers)	44

1,991	The Boeing Co. (Aerospace & Defense)	725

4,476	The Charles Schwab Corp. (Capital Markets)	180

603	The Chemours Co. (Chemicals)	14

464	The Clorox Co. (Household Products)	71

15,065	The Coca-Cola Co. (Beverages)	768

178	The Cooper Companies, Inc. (Health Care Equipment & Supplies)	60

816	The Estee Lauder Companies, Inc., Class – A (Personal Products)	149

4,189	The Home Depot, Inc. (Specialty Retail)	870

1,390	The Interpublic Group of Companies, Inc. (Media)	31

411	The J.M. Smucker Co. (Food Products)	47

2,424	The Kraft Heinz Co. (Food Products)	75

3,076	The Kroger Co. (Food & Staples Retailing)	67

408	The Macerich Co. (Equity Real Estate Investment Trusts)	14

201	The Middleby Corp. (Machinery) (a)	27

1,323	The Mosaic Co. (Chemicals)	33

418	The Nasdaq OMX Group, Inc. (Capital Markets)	40

9,275	The Procter & Gamble Co. (Household Products)	1,017

2,179	The Progressive Corp. (Insurance)	175

312	The Sherwin-Williams Co. (Chemicals)	143

3,855	The Southern Co. (Electric Utilities)	213

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

4,592	The TJX Companies, Inc. (Specialty Retail)	$243

984	The Travelers Companies, Inc. (Insurance)	147

6,674	The Walt Disney Co. (Entertainment)	933

4,536	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	127

1,482	Thermo Electron Corp. (Life Sciences Tools & Services)	434

396	Tiffany & Co. (Specialty Retail)	37

383	Torchmark Corp. (Insurance)	34

438	Tractor Supply Co. (Specialty Retail)	48

173	TransDigm Group, Inc. (Aerospace & Defense) (a)	84

671	TransUnion Holding Company, Inc. (Professional Services)	49

908	Trimble Navigation Ltd. (Electronic Equipment, Instruments & Components) (a)	41

385	TripAdvisor, Inc. (Interactive Media & Services) (a)	18

402	Twilio, Inc., Class – A (IT Services) (a)	55

2,737	Twitter, Inc. (Interactive Media & Services) (a)	96

1,068	Tyson Foods, Inc., Class – A (Food Products)	86

5,657	U.S. Bancorp (Banks)	296

667	Uber Technologies, Inc. (Road & Rail) (a)	31

995	UDR, Inc. (Equity Real Estate Investment Trusts)	45

628	UGI Corp. (Gas Utilities)	34

204	Ulta Salon, Cosmetics & Fragrance, Inc. (Specialty Retail) (a)	71

678	Under Armour, Inc., Class – A (Textiles, Apparel & Luxury Goods) (a)	17

695	Under Armour, Inc., Class – C (Textiles, Apparel & Luxury Goods) (a)	15

2,684	Union Pacific Corp. (Road & Rail)	454

2,591	United Parcel Service, Inc., Class – B (Air Freight & Logistics)	268

287	United Rentals, Inc. (Trading Companies & Distributors) (a)	38

3,042	United Technologies Corp. (Aerospace & Defense)	396

3,559	UnitedHealth Group, Inc. (Health Care Providers & Services)	869

1,261	V.F. Corp. (Textiles, Apparel & Luxury Goods)	110

146	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	33

1,564	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	134

328	Varian Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	45

452	Veeva Systems, Inc. (Health Care Technology) (a)	73

1,339	Ventas, Inc. (Equity Real Estate Investment Trusts)	92

390	VeriSign, Inc. (IT Services) (a)	82

15,324	Verizon Communications, Inc. (Diversified Telecommunication Services)	875

562	Versik Analytics, Inc., Class – A (Professional Services)	83

955	Vertex Pharmaceuticals, Inc. (Biotechnology) (a)	175

Shares	Security Description	Value (000)

	United States (continued)

1,277	Viacom, Inc., Class – B (Entertainment)	$38

6,488	Visa, Inc., Class – A (IT Services)	1,125

300	VMware, Inc., Class – A (Software)	50

620	Vornado Realty Trust (Equity Real Estate Investment Trusts)	40

527	Voya Financial, Inc. (Diversified Financial Services)	29

476	Vulcan Materials Co. (Construction Materials)	65

188	W.W. Grainger, Inc. (Trading Companies & Distributors)	50

185	WABCO Holdings, Inc. (Machinery) (a)	25

570	Wabtec Corp. (Machinery)	41

2,996	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	164

5,391	Wal-Mart Stores, Inc. (Food & Staples Retailing)	595

1,581	Waste Management, Inc. (Commercial Services & Supplies)	183

258	Waters Corp. (Life Sciences Tools & Services) (a)	56

216	Wayfair, Inc., Class – A (Internet & Direct Marketing Retail) (a)	32

1,184	WEC Energy Group, Inc. (Multi-Utilities)	99

1,447	Welltower, Inc. (Equity Real Estate Investment Trusts)	118

1,574	Western Union Co. (IT Services)	31

923	WestRock Co. (Containers & Packaging)	34

2,697	Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	71

230	Whirlpool Corp. (Household Durables)	33

565	Workday, Inc., Class – A (Software) (a)	116

1,123	Worldpay, Inc., Class – A (IT Services) (a)	138

600	WP Carey, Inc. (Equity Real Estate Investment Trusts)	49

1,927	Xcel Energy, Inc. (Electric Utilities)	115

868	Xerox Corp. (Technology Hardware, Storage & Peripherals)	31

958	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	113

648	Xylem, Inc. (Machinery)	54

195	Zebra Technologies Corp., Class – A (Electronic Equipment, Instruments & Components) (a)	41

672	Zions Bancorp (Banks)	31

1,785	Zoetis, Inc. (Pharmaceuticals)	203

		82,833

	Total Common Stocks	140,351

	Preferred Stocks — 0.06%

	Germany — 0.06%

201	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	12

251	Fuchs Petrolub AG – Preferred (Chemicals)	10

643	Henkel AG & Co. KGaA – Preferred (Household Products)	63

	Total Preferred Stocks	85

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2019

Shares	Security Description	Value (000)

	Rights — 0.01%

	Spain — 0.01%

909	ACS Actividades de Construccion y Servicios SA (Construction & Engineering) (a)	$1

20,033	Repsol SA (Oil, Gas & Consumable Fuels) (a)	12

	Total Rights	13

	Investment Company — 4.89%

7,288,274	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (c)	7,288

	Total Investment Company	7,288

	Total Investments (cost $140,081) — 99.17%	147,737
	Other assets in excess of liabilities — 0.83%	1,241

	Net Assets — 100.00%	$148,978

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The ESG Growth Portfolio	Mellon Investments Corporation*	Parametric Portfolio Associates, LLC	Total

Common Stocks	94.21%	—	94.21%

Preferred Stocks	0.06%	—	0.06%

Rights	0.01%	—	0.01%

Investment Company	0.14%	4.75%	4.89%

Other Assets (Liabilities)	0.20%	0.63%	0.83%

Total Net Assets	94.62%	5.38%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	30	9/20/19	$4,417	$65
MSCI EAFE Index Future	31	9/20/19	2,981	79

			$7,398	$144

	Total Unrealized Appreciation			$144
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$144

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 91.21%

	Australia — 2.40%

826	AGL Energy Ltd. (Multi-Utilities)	$12

4,527	Alumina Ltd. (Metals & Mining)	7

3,699	AMP Ltd. (Diversified Financial Services)	6

1,485	APA Group (Gas Utilities)	11

723	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	16

244	ASX Ltd. (Capital Markets)	14

2,666	Aurizon Holdings Ltd. (Road & Rail)	10

2,299	AusNet Services (Electric Utilities)	3

3,665	Australia & New Zealand Banking Group Ltd. (Banks)	73

506	Bank of Queensland Ltd. (Banks)	3

613	Bendigo & Adelaide Bank Ltd. (Banks)	5

3,779	BHP Billiton Ltd. (Metals & Mining)	110

2,750	BHP Group PLC (Metals & Mining)	70

671	BlueScope Steel Ltd. (Metals & Mining)	6

1,476	Boral Ltd. (Construction Materials)	5

2,007	Brambles Ltd. (Commercial Services & Supplies)	18

315	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	5

693	Challenger Ltd. (Diversified Financial Services)	3

123	CIMIC Group Ltd. (Construction & Engineering)	4

670	Coca-Cola Amatil Ltd. (Beverages)	5

73	Cochlear Ltd. (Health Care Equipment & Supplies)	11

1,427	Coles Group Ltd. (Food & Staples Retailing) (a)	13

2,271	Commonwealth Bank of Australia (Banks)	132

615	Computershare Ltd. (IT Services)	7

469	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	4

1,374	Dexus Property Group (Equity Real Estate Investment Trusts)	13

76	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	2

70	Flight Centre Ltd. (Hotels, Restaurants & Leisure)	2

2,162	Fortescue Metals Group Ltd. (Metals & Mining)	14

2,055	Goodman Group (Equity Real Estate Investment Trusts)	21

2,273	GPT Group (Equity Real Estate Investment Trusts)	10

668	Harvey Norman Holdings Ltd. (Multiline Retail)	2

2,022	Incitec Pivot Ltd. (Chemicals)	5

2,910	Insurance Australia Group Ltd. (Insurance)	17

710	Lend Lease Group Ltd. (Real Estate Management & Development)	6

407	Macquarie Group Ltd. (Capital Markets)	36

3,468	Medibank Private Ltd. (Insurance)	9

4,920	Mirvac Group (Equity Real Estate Investment Trusts)	11

3,587	National Australia Bank Ltd. (Banks)	67

967	Newcrest Mining Ltd. (Metals & Mining)	22

479	Orica Ltd. (Chemicals)	7

2,216	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	11

1,673	QBE Insurance Group Ltd. (Insurance)	14

66	REA Group Ltd. (Interactive Media & Services)	4

468	Rio Tinto Ltd. (Metals & Mining)	34

Shares	Security Description	Value (000)

	Australia (continued)

2,229	Santos Ltd. (Oil, Gas & Consumable Fuels)	$11

6,695	Scentre Group (Equity Real Estate Investment Trusts)	18

420	Seek Ltd. (Professional Services)	6

567	Sonic Healthcare Ltd. (Health Care Providers & Services)	11

7,513	South32 Ltd. (Metals & Mining)	17

3,029	Stockland Trust Group (Equity Real Estate Investment Trusts)	9

1,635	Suncorp Group Ltd. (Insurance)	15

1,393	Sydney Airport (Transportation Infrastructure)	8

2,538	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	8

6,212	Telstra Corp. Ltd. (Diversified Telecommunication Services)	17

467	TPG Telecom Ltd. (Diversified Telecommunication Services)	2

3,369	Transurban Group (Transportation Infrastructure)	35

905	Treasury Wine Estates Ltd. (Beverages)	9

4,101	Vicinity Centres (Equity Real Estate Investment Trusts)	7

150	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	2

1,427	Wesfarmers Ltd. (Food & Staples Retailing)	36

4,422	Westpac Banking Corp. (Banks)	88

1,241	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	33

1,585	Woolworths Ltd. (Food & Staples Retailing)	38

406	WorleyParsons Ltd. (Energy Equipment & Services)	4

		1,234

	Austria — 0.09%

91	ANDRITZ AG (Machinery)	3

378	Erste Group Bank AG (Banks)	13

237	OMV AG (Oil, Gas & Consumable Fuels)	12

287	Raiffeisen Bank International AG (Banks) (b)	7

86	Verbund AG (Electric Utilities)	5

146	Voestalpine AG (Metals & Mining)	5

		45

	Belgium — 0.34%

230	Ageas (Insurance)	12

977	Anheuser-Busch InBev N.V. (Beverages)	86

192	Belgacom SA (Diversified Telecommunication Services)	6

73	Colruyt SA (Food & Staples Retailing)	4

101	Groupe Bruxelles Lambert SA (Diversified Financial Services)	10

315	KBC Groep N.V. (Banks)	21

93	Solvay SA (Chemicals)	10

59	Telenet Group Holding N.V. (Media)	3

174	UCB SA (Pharmaceuticals)	14

249	Umicore SA (Chemicals) (b)	8

		174

	Bermuda — 0.24%

507	Arch Capital Group Ltd. (Insurance) (a)	18

203	Athene Holding Ltd. (Insurance) (a)	9

207	Bunge Ltd. (Food Products)	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Bermuda (continued)

51	Everest Re Group Ltd. (Insurance)	$13

478	IHS Markit Ltd. (Professional Services) (a)	30

500	Invesco Ltd. (Capital Markets)	10

786	Marvell Technology Group Ltd. (Semiconductors & Semiconductor Equipment)	19

53	RenaissanceRe Holdings Ltd. (Insurance)	9

1,000	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	3

		123

	Canada — 3.68%

300	Agnico-Eagle Mines Ltd. (Metals & Mining)	15

600	Alimentation Couche-Tard, Inc., Class – B (Food & Staples Retailing)	38

300	AltaGas Ltd. (Gas Utilities)	5

100	Atco Ltd. (Multi-Utilities)	3

900	Aurora Cannabis, Inc. (Pharmaceuticals) (a)	7

819	Bank of Montreal (Banks)	62

1,572	Bank of Nova Scotia (Banks)	84

2,200	Barrick Gold Corp. (Metals & Mining)	35

200	BCE, Inc. (Diversified Telecommunication Services)	9

700	Blackberry Ltd. (Software) (a)	5

2,700	Bombardier, Inc. (Aerospace & Defense) (a)(b)	5

1,100	Brookfield Asset Management, Inc. (Capital Markets)	52

500	Cameco Corp. (Oil, Gas & Consumable Fuels)	5

600	Canadian Imperial Bank of Commerce (Banks)	47

929	Canadian National Railway Co. (Road & Rail)	86

1,600	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	43

200	Canadian Pacific Railway Ltd. (Road & Rail)	47

100	Canadian Tire Corp. Ltd., Class – A (Multiline Retail)	11

200	Canadian Utilities Ltd., Class – A (Multi-Utilities)	6

300	Canopy Growth Corp. (Pharmaceuticals)^ (a)(b)	12

200	CCL Industries, Inc., Class – B (Containers & Packaging) (b)	10

1,300	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	11

300	CGI, Inc. (IT Services) (a)	23

300	Ci Financial Corp. (Capital Markets)	5

26	Constellation Software, Inc. (Software)	25

200	Cronos Group, Inc. (Pharmaceuticals)^ (a)	3

400	Dollarama, Inc. (Multiline Retail)	14

100	Emera, Inc. (Electric Utilities) (b)	4

200	Empire Co. Ltd. (Food & Staples Retailing)	5

2,595	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	95

1,900	Encana Corp. (Oil, Gas & Consumable Fuels)	10

36	Fairfax Financial Holdings Ltd. (Insurance)	18

200	First Capital Realty, Inc. (Real Estate Management & Development)	3

900	First Quantum Minerals Ltd. (Metals & Mining)	9

550	Fortis, Inc. (Electric Utilities)	22

239	Franco-Nevada Corp. (Metals & Mining)	20

300	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	12

Shares	Security Description	Value (000)

	Canada (continued)

400	Great-West Lifeco, Inc. (Insurance)	$9

200	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts)	3

400	Husky Energy, Inc. (Oil, Gas & Consumable Fuels)	4

400	Hydro One Ltd. (Electric Utilities) (b)	7

138	iA Financial Corp., Inc. (Insurance)	6

100	IGM Financial, Inc. (Capital Markets)	3

349	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	10

200	Intact Financial Corp. (Insurance) (b)	18

500	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	8

300	Keyera Corp. (Oil, Gas & Consumable Fuels) (b)	8

1,600	Kinross Gold Corp. (Metals & Mining) (a)	6

300	Kirkland Lake Gold Ltd. (Metals & Mining)	13

237	Loblaw Companies Ltd. (Food & Staples Retailing)	12

142	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods) (a)	25

800	Lundin Mining Corp. (Metals & Mining) (b)	4

400	Magna Internationl (Auto Components)	20

2,500	Manulife Financial Corp. (Insurance)	45

100	Methanex Corp. (Chemicals)	5

300	Metro, Inc. (Food & Staples Retailing)	11

430	National Bank of Canada (Banks)	20

800	Nutrien Ltd. (Chemicals)	42

100	Onex Corp. (Diversified Financial Services)	6

345	Open Text Corp. (Software) (b)	14

652	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	24

400	Power Corp. of Canada (Insurance)	9

300	Power Financial Corp. (Insurance)	7

300	PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels)^ (b)	4

200	Quebecor, Inc. (Media)	5

300	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	21

200	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts) (b)	4

500	Rogers Communications, Inc. (Wireless Telecommunication Services)	27

1,841	Royal Bank of Canada (Banks)	147

300	Saputo, Inc. (Food Products) (b)	9

600	Shaw Communications, Inc., Class – B (Media)	12

126	Shopify, Inc. (IT Services) (a)	38

100	Smartcentres Real Estate INV (Equity Real Estate Investment Trusts)	3

200	SNC-Lavalin Group, Inc. (Construction & Engineering)	4

300	Stars Group, Inc. (The) (Hotels, Restaurants & Leisure) (a)	5

800	Sun Life Financial, Inc. (Insurance)	33

2,000	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	62

1,200	TC Energy Corp. (Oil, Gas & Consumable Fuels)	59

700	Teck Cominco Ltd., Class – B (Metals & Mining)	16

300	TELUS Corp. (Diversified Telecommunication Services)	11

300	Thomson Reuters Corp. (Professional Services)	19

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Canada (continued)

2,348	Toronto-Dominion Bank (Banks)	$138

300	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	4

200	Vermilion Energy, Inc. (Oil, Gas & Consumable Fuels)	4

300	Waste Connections, Inc. (Commercial Services & Supplies)	29

100	West Fraser Timber Co. Ltd. (Paper & Forest Products)	5

100	Weston (George) Ltd. (Food & Staples Retailing)	8

600	Wheaton Precious Metals Corp. (Metals & Mining)	15

134	WSP Global, Inc. (Construction & Engineering)	7

		1,894

	China — 0.04%

300	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	19

	Denmark — 0.34%

5	A.P. Moller – Maersk A/S, Class – A (Marine)	6

8	A.P. Moller – Maersk A/S, Class – B (Marine)	10

135	Carlsberg A/S, Class – B (Beverages)	18

133	Christian Hansen Holding A/S (Chemicals) (b)	13

149	Coloplast A/S, Class – B (Health Care Equipment & Supplies)	17

846	Danske Bank A/S (Banks)	13

143	Demant A/S (Health Care Equipment & Supplies) (a)	4

225	DSV A/S (Road & Rail)	22

199	ISS A/S (Commercial Services & Supplies)	6

275	Novozymes A/S, B Shares (Chemicals)	13

238	Orsted A/S (Electric Utilities) (b)	21

132	Pandora A/S (Textiles, Apparel & Luxury Goods) (b)	5

168	Tryg A/S (Insurance)	5

246	Vestas Wind Systems A/S (Electrical Equipment)	21

		174

	Finland — 0.39%

179	Elisa Oyj (Diversified Telecommunication Services)	9

559	Fortum Oyj (Electric Utilities)	12

427	Kone Oyj (Machinery)	26

133	Metso Oyj (Machinery)	5

533	Neste Oil Oyj (Oil, Gas & Consumable Fuels)	18

7,097	Nokia Oyj (Communications Equipment)	35

156	Nokian Renkaat Oyj (Auto Components)	5

3,825	Nordea Bank Abp (Banks)	28

558	Sampo Oyj, Class – A (Insurance) (b)	26

732	Stora Enso Oyj, R Shares (Paper & Forest Products)	9

672	UPM-Kymmene Oyj (Paper & Forest Products)	17

558	Wartsila Oyj, Class – B (Machinery)	9

		199

	Fox Corp. — 0.05%

443	Fox Corp., Class – A (Media)	16

218	Fox Corp., Class – B (Media)	8

		24

Shares	Security Description	Value (000)

	France — 3.27%

231	Accor SA (Hotels, Restaurants & Leisure) (b)	$10

37	Aeroports de Paris (Transportation Infrastructure)	7

551	Air Liquide SA (Chemicals)	77

197	Alstom SA (Machinery)	9

77	Amundi SA (Capital Markets) (b)	5

113	Arkema SA (Chemicals)	11

121	Atos SE (IT Services)	10

2,505	AXA SA (Insurance)	66

1,452	BNP Paribas (Banks)	69

1,106	Bollore SA (Air Freight & Logistics)	5

281	Bouygues SA (Construction & Engineering)	10

362	Bureau Veritas SA (Professional Services) (b)	9

201	Capgemini SE (IT Services)	26

776	Carrefour SA (Food & Staples Retailing)	15

123	Casino Guichard-Perrachon SA (Food & Staples Retailing)	4

216	CNP Assurances (Insurance)	5

619	Compagnie de Saint-Gobain (Building Products)	24

215	Compagnie Generale des Etablissements Michelin, Class – B (Auto Components)	27

1,444	Credit Agricole SA (Banks)	17

797	Danone SA (Food Products)	67

165	Dassault Systemes SE (Software)	26

302	Edenred (Commercial Services & Supplies)	16

115	Eiffage SA (Construction & Engineering) (b)	11

940	Electricite de France SA (Electric Utilities)	12

2,300	ENGIE (Multi-Utilities)	35

364	Essilor International SA (Health Care Equipment & Supplies)	47

50	Eurazeo SE (Diversified Financial Services) (b)	3

330	Eutelsat Communications (Media) (b)	6

95	Faurecia (Auto Components)	4

57	Fonciere des Regions (Equity Real Estate Investment Trusts)	6

58	Gecina SA (Equity Real Estate Investment Trusts) (b)	9

554	Getlink SE (Transportation Infrastructure)	8

40	Hermes International (Textiles, Apparel & Luxury Goods)	29

37	Icade (Equity Real Estate Investment Trusts)	3

33	Iliad SA (Diversified Telecommunication Services)	4

45	Imerys SA (Construction Materials)	2

76	Ingenico Group SA (Electronic Equipment, Instruments & Components)	7

47	Ipsen SA (Pharmaceuticals)	6

93	JC Decaux SA (Media) (b)	3

97	Kering (Textiles, Apparel & Luxury Goods)	57

258	Klepierre (Equity Real Estate Investment Trusts)	9

336	Legrand SA (Electrical Equipment)	25

323	L’Oreal SA (Personal Products)	92

356	LVMH Moet Hennessy Louis Vuitton SA (Textiles, Apparel & Luxury Goods)	152

1,190	Natixism SA (Capital Markets)	5

2,578	Orange SA (Diversified Telecommunication Services) (b)	40

275	Pernod Ricard SA (Beverages)	51

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	France (continued)

849	Peugeot SA (Automobiles)	$21

277	Publicis Groupe (Media)	15

29	Remy Cointreau SA (Beverages)	4

242	Renault SA (Automobiles) (b)	15

34	Sartorius Stedim Biotech (Life Sciences Tools & Services)	5

711	Schneider Electric SA (Electrical Equipment) (b)	64

205	SCOR SE (Insurance)	9

29	Seb SA (Household Durables)	5

31	Societe BIC SA (Commercial Services & Supplies)	2

966	Societe Generale (Banks)	24

111	Sodexo (Hotels, Restaurants & Leisure)	13

431	Suez Environnement Co. (Multi-Utilities)	6

73	Teleperformance (Professional Services)	15

3,050	Total SA (Oil, Gas & Consumable Fuels)	171

105	UbiSoft Entertainment SA (Entertainment) (a)	8

174	Unibail – Rodamco-Westfield (Equity Real Estate Investment Trusts)	26

303	Valeo SA (Auto Components)	10

695	Veolia Environnement (Multi-Utilities)	17

652	Vinci SA (Construction & Engineering)	67

1,151	Vivendi SA (Entertainment)	32

37	Wendel SA (Diversified Financial Services)	6

103	Worldline SA (IT Services) (a)(b)	7

		1,683

	Germany — 2.63%

231	Adidas AG (Textiles, Apparel & Luxury Goods)	72

552	Allianz SE (Insurance)	134

995	Aroundtown SA (Real Estate Management & Development) (b)	8

61	Axel Springer AG (Media)	4

1,178	BASF SE (Chemicals)	87

417	Bayerische Motoren Werke AG (Automobiles)	31

127	Beiersdorf AG (Personal Products)	15

195	Brenntag AG (Trading Companies & Distributors)	10

51	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	5

1,261	Commerzbank AG (Banks)	9

139	Continental AG (Auto Components)	20

219	Covestro AG (Chemicals) (b)	11

1,175	Daimler AG, Registered Shares (Automobiles)	65

142	Delivery Hero Se (Internet & Direct Marketing Retail) (a)(b)	6

2,472	Deutsche Bank AG (Capital Markets)	19

239	Deutsche Boerse AG (Capital Markets)	34

299	Deutsche Lufthansa AG, Registered Shares (Airlines)	5

1,289	Deutsche Post AG (Air Freight & Logistics)	42

4,276	Deutsche Telekom AG (Diversified Telecommunication Services)	74

449	Deutsche Wohnen AG (Real Estate Management & Development)	16

67	Drillisch AG (Wireless Telecommunication Services)	2

2,772	E.ON AG (Multi-Utilities)	30

Shares	Security Description	Value (000)

	Germany (continued)

235	Evonik Industries AG (Chemicals) (b)	$7

52	Fraport AG (Transportation Infrastructure)	4

271	Fresenius Medical Care AG & Co. KGAA (Health Care Providers & Services)	21

194	GEA Group AG (Machinery)	6

76	Hannover Rueckversicherung AG (Insurance)	12

188	HeidelbergCement AG (Construction Materials)	15

131	Henkel AG & Co. KGAA (Household Products)	12

51	Hochtief AG (Construction & Engineering) (b)	6

80	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	5

1,432	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	25

175	Innogy SE (Multi-Utilities) (b)	8

102	KION Group AG (Machinery) (b)	6

61	Knorr-Bremse AG (Machinery)	7

109	Lanxess AG (Chemicals)	6

227	Metro AG (Food & Staples Retailing)	4

66	MTU Aero Engines AG (Aerospace & Defense)	16

192	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	48

104	Puma SE (Textiles, Apparel & Luxury Goods)	7

689	RWE AG (Multi-Utilities)	17

1,261	SAP SE (Software)	174

45	Sartorius AG (Health Care Equipment & Supplies)	9

981	Siemens AG (Industrial Conglomerates)	118

189	Siemens Healthineers AG (Health Care Equipment & Supplies) (b)	8

162	Symrise AG (Chemicals) (b)	16

1,124	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	3

509	ThyssenKrupp AG (Metals & Mining)	7

555	TUI AG (Hotels, Restaurants & Leisure)	5

254	Uniper SE (Independent Power and Renewable Electricity Producers)	8

155	United Internet AG (Diversified Telecommunication Services) (b)	5

41	Volkswagen AG (Automobiles)	7

619	Vonovia SE (Real Estate Management & Development)	30

147	Wirecard AG (IT Services)	25

158	Zalando Se (Internet & Direct Marketing Retail) (a)(b)	7

		1,353

	Hong Kong — 1.29%

15,492	AIA Group Ltd. (Insurance)	167

400	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment) (b)	4

5,000	BOC Hong Kong (Holdings) Ltd. (Banks)	20

3,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	27

1,000	CK Infrastructure Holdings Ltd. (Electric Utilities)	8

2,000	CLP Holdings Ltd. (Electric Utilities)	22

400	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Hong Kong (continued)

3,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	$20

3,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	7

1,000	Hang Seng Bank Ltd. (Banks)	25

2,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	11

3,500	HK Electric Investments Ltd. (Electric Utilities)	4

5,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services) (b)	8

13,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	29

1,500	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	53

1,500	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	10

1,000	Hysan Development Co. (Real Estate Management & Development)	5

300	Jardine Strategic Holdings Ltd. (Industrial Conglomerates)	12

1,000	Kerry Properties Ltd. (Real Estate Management & Development)	4

260	Melco Crown Entertainment Ltd., ADR (Hotels, Restaurants & Leisure)	6

1,200	MGM China Holdings Ltd. (Hotels, Restaurants & Leisure) (b)	2

2,000	MTR Corp. Ltd. (Road & Rail)	13

8,000	New World Development Co. Ltd. (Real Estate Management & Development)	13

2,000	NWS Holdings Ltd. (Industrial Conglomerates)	4

5,000	PCCW Ltd. (Diversified Telecommunication Services) (b)	3

1,779	Power Assets Holdings Ltd. (Electric Utilities)	13

3,200	Sands China Ltd. (Hotels, Restaurants & Leisure)	15

2,000	Shangri-La Asia Ltd. (Hotels, Restaurants & Leisure)	3

4,000	Sino Land Co. Ltd. (Real Estate Management & Development)	7

2,000	SJM Holdings Ltd. (Hotels, Restaurants & Leisure)	2

2,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	34

639	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	8

1,400	Swire Properties Ltd. (Real Estate Management & Development)	6

1,757	Techtronic Industries Co. (Household Durables)	13

1,600	The Bank of East Asia Ltd. (Banks)	4

2,706	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	33

2,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	5

953	Vitasoy International Holdings Ltd. (Food Products)	5

12,000	WH Group Ltd. (Food Products) (b)	12

2,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	14

1,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	7

2,000	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	4

		665

Shares	Security Description	Value (000)

	Ireland (Republic of) — 0.86%

1,025	AIB Group PLC (Banks)	$4

197	Alkermes PLC (Biotechnology) (a)	4

119	Allegion PLC (Building Products)	14

1,223	Bank of Ireland Group PLC (Banks)	7

1,021	CRH PLC (Construction Materials) (b)	34

124	DCC PLC (Industrial Conglomerates) (b)	11

548	Eaton Corp. PLC (Electrical Equipment)	45

1,146	Experian PLC (Professional Services)	35

300	Ingersoll-Rand PLC (Machinery)	38

557	James Hardie Industries SE (Construction Materials)	7

200	Kerry Group PLC (Food Products)	24

193	Kingspan Group PLC (Building Products)	10

1,729	Medtronic PLC (Health Care Equipment & Supplies)	167

98	Paddy Power PLC (Hotels, Restaurants & Leisure)	7

205	Pentair PLC (Machinery)	8

284	Smurfit Kappa Group PLC (Containers & Packaging)	9

106	STERIS PLC (Health Care Equipment & Supplies)	16

		440

	Isle of Man — 0.01%

732	GVC Holdings PLC (Hotels, Restaurants & Leisure)	6

	Israel — 0.17%

53	Azrieli Group (Real Estate Management & Development)	4

1,427	Bank Hapoalim Ltd. (Banks) (a)	11

1,880	Bank Leumi Le (Banks)	13

157	Checkpoint Software Technologies Ltd. (Software) (a)	18

47	CyberArk Software Ltd. (Software) (a)	6

887	Israel Chemicals Ltd. (Chemicals) (b)	5

1,466	Israel Discount Bank, Class – A (Banks)	6

176	Mizrahi Tefahot Bank Ltd. (Banks) (a)	4

78	Nice Ltd. (Software) (a)	11

58	Wix.com Ltd. (IT Services) (a)	8

		86

	Italy — 0.73%

1,396	Assicurazioni Generali SpA (Insurance)	26

624	Atlantia SpA (Transportation Infrastructure)	16

731	Davide Campari – Milano SpA (Beverages)	7

10,653	Enel SpA (Electric Utilities) (b)	75

3,282	Eni SpA (Oil, Gas & Consumable Fuels)	55

153	Ferrari N.V. (Automobiles)	25

1,366	Fiat DaimlerChrysler Automobiles N.V. (Automobiles)	19

652	FinecoBank Banca Fineco SpA (Banks)	7

19,034	Intesa Sanpaolo SpA (Banks) (b)	40

781	Mediobanca SpA (Banks) (b)	8

225	Moncler SpA (Textiles, Apparel & Luxury Goods)	10

503	Pirelli & C SpA (Auto Components) (b)	3

658	Poste Italiane SpA (Insurance) (b)	7

304	Prusmian SpA (Electrical Equipment)	6

132	Recordati SpA (Pharmaceuticals)	6

2,621	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Italy (continued)

11,485	Telecom Italia SpA (Diversified Telecommunication Services) (a)	$6

7,590	Telecom Italia SpA Rsp (Diversified Telecommunication Services)	4

1,771	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	11

2,527	Unicredit SpA (Banks)	31

		375

	Japan — 7.70%

42	ABC-Mart, Inc. (Specialty Retail)	3

500	ACOM Co. Ltd. (Consumer Finance)	2

300	Advantest Corp. (Semiconductors & Semiconductor Equipment) (b)	8

800	Aeon Co. Ltd. (Food & Staples Retailing)	14

100	AEON Credit Service Co. Ltd. (Consumer Finance)	2

100	AEON Mall Co. Ltd. (Real Estate Management & Development)	2

200	Air Water, Inc. (Chemicals)	3

200	Aisin Seiki Co. Ltd. (Auto Components)	7

600	Ajinomoto Co., Inc. (Food Products)	10

200	Alfresa Holdings Corp. (Health Care Providers & Services)	5

200	All Nippon Airways Co. Ltd. (Airlines)	6

300	ALPS Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	5

400	Amada Holdings Co. Ltd. (Machinery)	5

200	Aozora Bank Ltd. (Banks)	5

200	Asahi Glass Co. Ltd. (Building Products)	7

500	Asahi Group Holdings Ltd. (Beverages)	23

200	ASAHI INTECC Co. Ltd. (Health Care Equipment & Supplies)	5

100	Benesse Holdings, Inc. (Diversified Consumer Services)	2

733	Bridgestone Corp. (Auto Components)	29

300	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	6

100	CALBEE, Inc. (Food Products)	3

1,300	Canon, Inc. (Technology Hardware, Storage & Peripherals)	38

200	Casio Computer Co. Ltd. (Household Durables)	2

200	Central Japan Railway Co. (Road & Rail)	39

100	Century Tokyo Leasing Corp. (Diversified Financial Services)	4

800	Chubu Electric Power Company, Inc. (Electric Utilities)	12

200	Coca-Cola West Co. Ltd. (Beverages)	5

1,400	Concordia Financial Group Ltd. (Banks)	5

200	Credit Saison Co. Ltd. (Consumer Finance)	2

100	CyberAgent, Inc. (Media)	4

300	Daicel Corp. (Chemicals)	3

130	Daifuku Co. Ltd. (Machinery)	7

320	Daikin Industries Ltd. (Building Products)	42

100	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	13

700	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	20

Shares	Security Description	Value (000)

	Japan (continued)

2	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts) (b)	$5

1,900	Daiwa Securities Group, Inc. (Capital Markets)	8

556	Denso Corp. (Auto Components)	23

300	Dentsu, Inc. (Media)	10

35	Disco Corp. (Semiconductors & Semiconductor Equipment)	6

142	Don Quijote Co. Ltd. (Multiline Retail)	9

400	East Japan Railway Co. (Road & Rail)	37

200	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	5

300	FamilyMart Co. Ltd. (Food & Staples Retailing)	7

249	Fanuc Ltd. (Machinery)	47

100	Fast Retailing Co. Ltd. (Specialty Retail)	60

200	Fuji Electric Co. Ltd. (Electrical Equipment)	7

800	Fuji Heavy Industries Ltd. (Automobiles)	19

500	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	25

252	Fujitsu Ltd. (IT Services) (b)	18

200	Fukuoka Financial Group, Inc. (Banks)	4

100	GMO Payment Gateway, Inc. (IT Services)	7

300	Hakuhodo DY Holdings, Inc. (Media)	5

200	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	8

300	Hankyu Hanshin Holdings, Inc. (Road & Rail)	11

27	Hikari Tsushin, Inc. (Specialty Retail)	6

400	Hino Motors Ltd. (Machinery)	3

42	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	5

100	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	4

100	Hitachi Chemical Co. Ltd. (Chemicals)	3

100	Hitachi Construction Machinery Co. Ltd. (Machinery)	3

100	Hitachi High-Technologies Corp. (Electronic Equipment, Instruments & Components)	5

1,240	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	46

300	Hitachi Metals Ltd. (Metals & Mining)	3

2,100	Honda Motor Co. Ltd. (Automobiles)	54

100	Hoshizaki Electric Co. Ltd. (Machinery)	7

500	HOYA Corp. (Health Care Equipment & Supplies)	38

300	Hulic Co. Ltd. (Real Estate Management & Development)	2

252	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels) (b)	8

200	IHI Corp. (Machinery)	5

200	Iida Group Holdings Co. Ltd. (Household Durables)	3

1,300	INPEX Corp. (Oil, Gas & Consumable Fuels)	12

400	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	3

700	Isuzu Motors Ltd. (Automobiles)	8

1,700	ITOCHU Corp. (Trading Companies & Distributors)	33

100	ITOCHU Techno-Solutions Corp. (IT Services)	3

300	J. Front Retailing Co. Ltd. (Multiline Retail)	3

148	Japan Airlines Co. Ltd. (Airlines)	5

100	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

700	Japan Exchange Group, Inc. (Capital Markets)	$11

500	Japan Post Bank Co. Ltd. (Banks)	5

2,000	Japan Post Holdings Co. Ltd. (Insurance) (b)	23

1	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	4

2	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	12

3	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	6

600	JFE Holdings, Inc. (Metals & Mining)	9

300	JGC Corp. (Construction & Engineering)	4

300	JS Group Corp. (Building Products)	5

200	JSR Corp. (Chemicals)	3

300	JTEKT Corp. (Machinery)	4

4,100	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	20

600	Kajima Corp. (Construction & Engineering)	8

200	Kakaku.com, Inc. (Interactive Media & Services)	4

100	Kamigumi Co. Ltd. (Transportation Infrastructure)	2

100	Kaneka Corp. (Chemicals)	4

200	Kansai Paint Co. Ltd. (Chemicals)	4

627	Kao Corp. (Personal Products)	48

200	Kawasaki Heavy Industries Ltd. (Machinery)	5

2,274	KDDI Corp. (Wireless Telecommunication Services)	58

100	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	4

300	Keikyu Corp. (Road & Rail)	5

132	Keio Corp. (Road & Rail)	9

200	Keisei Electric Railway Co. Ltd. (Road & Rail)	7

117	Keyence Corp. (Electronic Equipment, Instruments & Components)	71

200	Kikkoman Corp. (Food Products)	9

200	Kintetsu Corp. (Road & Rail)	10

1,100	Kirin Holdings Co. Ltd. (Beverages)	23

100	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	7

400	Kobe Steel Ltd. (Metals & Mining)	3

134	Koito Manufacturing Co. Ltd. (Auto Components)	7

1,200	Komatsu Ltd. (Machinery)	29

100	Konami Corp. (Entertainment)	5

600	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	6

43	Kose Corp. (Personal Products)	7

1,300	Kubota Corp. (Machinery)	22

400	Kuraray Co. Ltd. (Chemicals)	5

100	Kurita Water Industries Ltd. (Machinery)	2

400	Kyocera Corp. (Electronic Equipment, Instruments & Components)	26

300	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals)	5

500	Kyushu Electric Power Co., Inc. (Electric Utilities)	5

200	Kyushu Railway Co. (Road & Rail)	6

100	Lawson, Inc. (Food & Staples Retailing)	5

100	LINE Corp. (Interactive Media & Services) (a)	3

300	Lion Corp. (Household Products)	6

500	M3, Inc. (Health Care Technology)	9

300	Makita Corp. (Machinery)	10

Shares	Security Description	Value (000)

	Japan (continued)

2,000	Marubeni Corp. (Trading Companies & Distributors)	$13

300	Marui Group Co. Ltd. (Multiline Retail)	6

100	Maruichi Steel Tube Ltd. (Metals & Mining)	3

700	Mazda Motor Corp. (Automobiles)	7

100	McDonald’s Holdings Co. (Japan) Ltd. (Hotels, Restaurants & Leisure)	4

1,100	Mebuki Financial Group, Inc. (Banks)	3

300	Medipal Holdings Corp. (Health Care Providers & Services)	6

100	Mercari, Inc. (Internet & Direct Marketing Retail) (a)	3

500	Minebea Co. Ltd. (Machinery)	9

400	MISUMI Group, Inc. (Machinery)	10

1,700	Mitsubishi Corp. (Trading Companies & Distributors)	45

2,300	Mitsubishi Electric Corp. (Electrical Equipment)	30

1,500	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	28

200	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	3

100	Mitsubishi Materials Corp. (Metals & Mining)	3

800	Mitsubishi Motors Corp. (Automobiles)	4

15,779	Mitsubishi UFJ Financial Group, Inc. (Banks)	76

500	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	3

200	Mitsui Chemicals, Inc. (Chemicals)	5

1,200	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	30

200	Mitsui O.S.K. Lines Ltd. (Marine)	5

31,200	Mizuho Financial Group, Inc. (Banks)	45

200	MonotaRO Co. Ltd. (Trading Companies & Distributors)	5

630	MS&AD Insurance Group Holdings, Inc. (Insurance)	20

737	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	33

200	Nabtesco Corp. (Machinery)	6

200	Nagoya Railroad Co. Ltd. (Road & Rail)	6

300	Namco Bandai Holdings, Inc. (Leisure Products)	15

330	NEC Corp. (Technology Hardware, Storage & Peripherals)	13

600	Nexon Co. Ltd. (Entertainment) (a)	9

300	NGK Insulators Ltd. (Machinery)	4

200	NGK Spark Plug Co. Ltd. (Auto Components)	4

100	NH Foods Ltd. (Food Products)	4

300	Nidec Corp. (Electrical Equipment)	42

400	Nikon Corp. (Household Durables)	6

145	Nintendo Co. Ltd. (Entertainment)	53

2	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	13

100	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	3

100	Nippon Express Co. Ltd. (Road & Rail)	5

200	Nippon Paint Holdings Co. Ltd. (Chemicals)	8

3	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts) (b)	7

1,000	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining) (b)	17

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

831	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	$39

200	Nippon Yusen Kabushiki Kaisha (Marine)	3

2,900	Nissan Motor Co. Ltd. (Automobiles)	21

254	Nisshin Seifun Group, Inc. (Food Products)	6

100	Nissin Foods Holdings Co. Ltd. (Food Products)	6

100	Nitori Holdings Co. Ltd. (Specialty Retail)	13

200	Nitto Denko Corp. (Chemicals)	10

4,200	Nomura Holdings, Inc. (Capital Markets)	16

200	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	4

5	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts) (b)	8

435	Nomura Research Institute Ltd. (IT Services)	7

500	NSK Ltd. (Machinery)	4

800	NTT Data Corp. (IT Services)	11

1,766	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	41

1,100	Obayashi Corp. (Construction & Engineering)	11

100	OBIC Co. Ltd. (IT Services)	11

400	Odakyu Electric Railway Co. Ltd. (Road & Rail)	10

1,100	Oji Paper Co. Ltd. (Paper & Forest Products)	6

1,500	Olympus Corp. (Health Care Equipment & Supplies)	17

247	OMRON Corp. (Electronic Equipment, Instruments & Components)	13

500	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	9

49	Oracle Corp. Japan (Software)	4

300	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	38

1,700	ORIX Corp. (Diversified Financial Services)	25

500	Osaka Gas Co. Ltd. (Gas Utilities)	9

134	OTSUKA Corp. (IT Services)	5

500	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	17

2,800	Panasonic Corp. (Household Durables)	23

200	Park24 Co. Ltd. (Commercial Services & Supplies)	5

100	PeptiDream, Inc. (Biotechnology) (a)	5

200	Persol Holdings Co. Ltd. (Professional Services)	5

148	Pigeon Corp. (Household Products)	6

100	Pola Orbis Holdings, Inc. (Personal Products)	3

1,100	Rakuten, Inc. (Internet & Direct Marketing Retail)	12

1,500	Recruit Holdings Co. Ltd. (Professional Services) (b)	50

900	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment) (a)(b)	4

2,600	Resona Holdings, Inc. (Banks)	11

800	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	8

43	Rinnai Corp. (Household Durables)	3

121	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	8

31	Ryohin Keikaku Co. (Multiline Retail)	6

100	Sankyo Co. Ltd. (Leisure Products)	4

500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	8

300	SBI Holdings, Inc. (Capital Markets)	7

Shares	Security Description	Value (000)

	Japan (continued)

300	SECOM Co. Ltd. (Commercial Services & Supplies)	$25

200	Sega Sammy Holdings, Inc. (Leisure Products)	2

300	Seibu Holdings, Inc. (Industrial Conglomerates)	5

400	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	6

500	Sekisui Chemical Co. Ltd. (Household Durables)	8

800	Sekisui House Ltd. (Household Durables)	13

967	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	33

800	Seven Bank Ltd. (Banks)	2

200	SG Holdings Co. Ltd. (Air Freight & Logistics)	6

300	Sharp Corp. (Household Durables) (b)	3

28	Shimamura Co. Ltd. (Specialty Retail)	2

100	Shimano, Inc. (Leisure Products)	14

700	Shimizu Corp. (Construction & Engineering)	6

500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	47

200	Shinsei Bank Ltd. (Banks)	3

500	Shiseido Co. Ltd. (Personal Products)	38

200	Showa Denko KK (Chemicals)	6

100	SMC Corp. (Machinery)	37

2,100	Softbank Corp. (Wireless Telecommunication Services)	27

2,118	SoftBank Group Corp. (Wireless Telecommunication Services)	102

100	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	5

400	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	15

1,700	Sony Corp. (Household Durables)	90

200	Sony Financial Holdings, Inc. (Insurance)	5

200	Stanley Electric Co. Ltd. (Auto Components)	5

300	Start Today Co. Ltd. (Internet & Direct Marketing Retail)	6

300	Sumco Corp. (Semiconductors & Semiconductor Equipment) (b)	4

1,500	Sumitomo Corp. (Trading Companies & Distributors)	23

1,000	Sumitomo Electric Industries Ltd. (Auto Components)	13

142	Sumitomo Heavy Industries Ltd. (Machinery)	5

300	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	9

1,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	60

523	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	19

400	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	14

200	Sumitomo Rubber Industries Ltd. (Auto Components)	2

100	Sundrug Co. Ltd. (Food & Staples Retailing)	3

200	Suntory Beverage & Food Ltd. (Beverages)	9

100	SUZUKEN Co. Ltd. (Health Care Providers & Services)	6

500	Suzuki Motor Corp. (Automobiles)	24

200	Sysmex Corp. (Health Care Equipment & Supplies)	13

700	T&D Holdings, Inc. (Insurance)	8

200	Taiheiyo Cement Corp. (Construction Materials)	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

300	Taisei Corp. (Construction & Engineering)	$11

46	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	4

200	Taiyo Nippon Sanso Corp. (Chemicals)	4

200	TDK Corp. (Electronic Equipment, Instruments & Components)	16

200	Teijin Ltd. (Chemicals)	3

100	The Bank of Kyoto Ltd. (Banks)	4

700	The Chiba Bank Ltd. (Banks)	3

400	The Chugoku Electric Power Company, Inc. (Electric Utilities)	5

1,386	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	21

900	The Kansai Electric Power Co., Inc. (Electric Utilities)	10

600	The Shizuoka Bank Ltd. (Banks)	4

200	The Yokohama Rubber Co. Ltd. (Auto Components)	4

200	THK Co. Ltd. (Machinery)	5

245	Tobu Railway Co. Ltd. (Road & Rail)	7

145	Toho Co. Ltd. (Entertainment)	6

100	Toho Gas Co. Ltd. (Gas Utilities)	4

500	Tohoku Electric Power Co., Inc. (Electric Utilities)	5

831	Tokio Marine Holdings, Inc. (Insurance)	41

1,900	Tokyo Electric Power Co., Inc. (Electric Utilities) (a)	10

200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	28

800	Tokyo Fudosan Holdings Corp. (Real Estate Management & Development) (b)	4

500	Tokyo Gas Co. Ltd. (Gas Utilities)	11

600	Tokyu Corp. (Road & Rail)	11

300	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	5

1,700	Toray Industries, Inc. (Chemicals)	13

700	Toshiba Corp. (Industrial Conglomerates)	22

300	Tosoh Corp. (Chemicals)	4

200	TOTO Ltd. (Building Products)	8

200	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	4

100	Toyo Suisan Kaisha Ltd. (Food Products)	4

100	Toyoda Gosei Co. Ltd. (Auto Components)	2

200	Toyota Industries Corp. (Auto Components)	11

2,930	Toyota Motor Corp. (Automobiles)	182

312	Toyota Tsusho Corp. (Trading Companies & Distributors)	9

200	Trend Micro, Inc. (Software)	9

47	Tsuruha Holdings, Inc. (Food & Staples Retailing)	4

500	Unicharm Corp. (Household Products)	15

4	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	7

300	USS Co. Ltd. (Specialty Retail)	6

100	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	4

3,600	Yahoo Japan Corp. (Interactive Media & Services)	10

200	Yakult Honsha Co. Ltd. (Food Products) (b)	12

800	Yamada Denki Co. Ltd. (Specialty Retail)	4

Shares	Security Description	Value (000)

	Japan (continued)

200	Yamaha Corp. (Leisure Products)	$10

400	Yamaha Motor Co. Ltd. (Automobiles)	7

400	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	8

200	Yamazaki Baking Co. Ltd. (Food Products)	3

300	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	10

300	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	6

		3,956

	Jersey — 0.14%

14,378	Glencore International PLC (Metals & Mining) (b)	49

1,636	WPP PLC (Media)	21

		70

	Liberia — 0.05%

224	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	27

	Luxembourg — 0.07%

837	ArcelorMittal (Metals & Mining)	14

84	Millicom International Cellular SA (Wireless Telecommunication Services)	5

49	RTL Group (Media)	3

459	SES – FDR, Class – A (Media) (b)	7

595	Tenaris SA (Energy Equipment & Services)	8

		37

	Netherlands — 1.59%

533	ABN AMRO Group N.V. (Banks) (b)	11

13	Adyen N.V. (IT Services) (a)(b)	10

2,243	AEGON N.V. (Insurance)	11

166	Aercap Holdings N.V. (Trading Companies & Distributors) (a)	9

747	Airbus Group N.V. (Aerospace & Defense)	106

287	Akzo Nobel N.V. (Chemicals)	27

546	ASML Holding N.V. (Semiconductors & Semiconductor Equipment) (b)	113

1,302	CNH Industrial N.V. (Machinery)	13

173	Exor N.V. (Diversified Financial Services)	12

145	Heineken Holding N.V., Class – A (Beverages)	15

326	Heineken N.V. (Beverages)	37

5,028	ING Groep N.V. (Banks)	59

4,498	Koninklijke (Royal) KPN N.V. (Diversified Telecommunication Services)	14

1,614	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	36

228	Koninklijke DSM N.V. (Chemicals)	28

1,241	Koninklijke Philips Electronics N.V. (Health Care Equipment & Supplies)	54

88	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	4

374	LyondellBasell Industries N.V., Class – A (Chemicals)	32

391	NN Group N.V. (Insurance) (b)	16

373	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	36

291	QIAGEN NV (Life Sciences Tools & Services) (a)	12

150	Randstad Holding N.V. (Professional Services)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Netherlands (continued)

860	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	$15

1,870	Unilever N.V. (Personal Products)	114

352	Wolters Kluwer N.V. (Professional Services)	26

		818

	New Zealand — 0.09%

923	A2 Milk Co. Ltd. (Food Products) (a)	10

1,216	Auckland International Airport Ltd. (Transportation Infrastructure)	8

723	Fisher & Paykel Healthcare COR (Health Care Equipment & Supplies)	8

1,074	Fletcher Building Ltd. (Construction Materials)	3

1,613	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	5

503	Ryman Healthcare Ltd. (Health Care Providers & Services)	4

2,312	Telecom Corporation of New Zealand Ltd. (Diversified Telecommunication Services)	6

		44

	Norway — 0.24%

136	Aker BP ASA (Oil, Gas & Consumable Fuels)	4

1,212	DNB ASA (Banks)	23

1,401	Equinor ASA (Oil, Gas & Consumable Fuels)	28

252	Gjensidige Forsikring ASA (Insurance)	5

552	Marine Harvest ASA (Food Products)	12

1,694	Norsk Hydro ASA (Metals & Mining)	6

962	Orkla ASA (Food Products)	9

124	Schibsted ASA (Media) (b)	3

1,048	Telenor ASA (Diversified Telecommunication Services)	22

223	Yara International ASA (Chemicals)	11

		123

	Panama — 0.05%

531	Carnival Corp., Class – A (Hotels, Restaurants & Leisure)	25

	Papua New Guinea — 0.02%

1,727	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	9

	Portugal — 0.05%

3,369	EDP – Energias de Portugal SA (Electric Utilities)	13

631	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels) (b)	10

317	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	5

		28

	Singapore — 0.46%

3,100	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	8

3,300	CapitaCommercial Trust (Equity Real Estate Investment Trusts)	5

3,200	Capitaland Ltd. (Real Estate Management & Development)	9

3,300	CapitaMall Trust (Equity Real Estate Investment Trusts)	6

600	City Developments Ltd. (Real Estate Management & Development)	4

Shares	Security Description	Value (000)

	Singapore (continued)

2,700	ComfortDelGro Corp. Ltd. (Road & Rail)	$5

2,300	DBS Group Holdings Ltd. (Banks)	44

657	Flextronics International Ltd. (Electronic Equipment, Instruments & Components) (a)	6

7,600	Genting Singapore PLC (Hotels, Restaurants & Leisure)	5

8,233	Golden Agri-Resources Ltd. (Food Products)	2

100	Jardine Cycle & Carriage Ltd. (Distributors)	3

1,800	Keppel Corp. Ltd. (Industrial Conglomerates)	9

4,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	34

800	SATS Ltd. (Transportation Infrastructure) (b)	3

1,200	SembCorp Industries Ltd. (Industrial Conglomerates)	2

700	Singapore Airlines Ltd. (Airlines)	5

1,000	Singapore Exchange Ltd. (Capital Markets)	6

2,000	Singapore Press Holdings Ltd. (Media)	4

10,300	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	27

2,400	Suntec REIT (Equity Real Estate Investment Trusts)	3

1,600	United Overseas Bank Ltd. (Banks)	31

600	United Overseas Land Ltd. (Real Estate Management & Development)	3

300	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	4

2,400	Wilmar International Ltd. (Food Products)	6

3,000	Yangzijiang Shipbuilding Holdings Ltd. (Machinery)	3

		237

	Spain — 1.03%

317	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	13

85	Aena SME SA (Transportation Infrastructure) (b)	17

567	Amadeus IT Holding SA, A Shares (IT Services)	45

8,617	Banco Bilbao Vizcaya Argentaria SA (Banks)	48

7,085	Banco de Sabadell SA (Banks)	7

20,827	Banco Santander SA (Banks) (b)	97

1,554	Bankia SA (Banks) (b)	4

849	Bankinter SA (Banks)	6

4,519	CaixaBank SA (Banks)	13

245	Cellnex Telecom SA (Diversified Telecommunication Services) (b)	9

1,358	Corporacion Mapfre (Insurance)	4

286	Enagas (Oil, Gas & Consumable Fuels)	8

400	Endesa (Electric Utilities)	10

613	Ferrovial SA (Construction & Engineering) (b)	15

300	Gamesa Corporacion Tecnologica SA (Electrical Equipment)	5

391	Gas Natural SDG SA (Gas Utilities)	11

376	Grifols SA (Biotechnology)	11

7,744	Iberdrola SA (Electric Utilities)	78

1,373	Industria de Diseno Textil SA (Specialty Retail)	41

545	Red Electrica Corp. (Electric Utilities)	11

1,887	Repsol SA (Oil, Gas & Consumable Fuels)	29

6,007	Telefonica SA (Diversified Telecommunication Services)	49

		531

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Sweden — 0.85%

396	Alfa Laval AB (Machinery)	$9

1,262	Assa Abloy AB, B Shares (Building Products)	28

845	Atlas Copco AB, A Shares (Machinery)	27

491	Atlas Copco AB, Class – B (Machinery)	14

344	Boliden AB (Metals & Mining)	9

284	Electrolux AB, B Shares (Household Durables)	7

830	Epiroc AB, Class – A (Machinery)	9

491	Epiroc AB, Class – B (Machinery)	5

764	Essity Aktiebolag, Class – B (Household Products)	24

1,090	Hennes & Mauritz AB, B Shares (Specialty Retail)	19

328	Hexagon AB (Electronic Equipment, Instruments & Components)	18

526	Husqvarna AB (Household Durables)	5

114	ICA Gruppen AB (Food & Staples Retailing)	5

210	Industrivarden AB, C Shares (Diversified Financial Services)	5

573	Investor AB, B Shares (Diversified Financial Services)	27

305	Kinnevik AB (Diversified Financial Services)	8

95	L E Lundbergforetagen AB (Diversified Financial Services)	4

320	Lundin Petroleum AB (Oil, Gas & Consumable Fuels)	10

1,421	Sandvik AB (Machinery)	26

394	Securitas AB, B Shares (Commercial Services & Supplies)	7

2,050	Skandinaviska Enskilda Banken AB, Class – A (Banks)	19

567	Skanska AB, B Shares (Construction & Engineering)	10

622	SKF AB, B Shares (Machinery)	11

1,923	Svenska Handelsbanken AB, A Shares (Banks)	19

1,140	Swedbank AB, A Shares (Banks)	17

629	Tele2 AB, B Shares (Wireless Telecommunication Services)	9

3,869	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	37

3,939	TeliaSonera AB (Diversified Telecommunication Services) (b)	17

1,871	Volvo AB, B Shares (Machinery)	31

		436

	Switzerland — 2.45%

2,382	ABB Ltd., Registered Shares (Electrical Equipment)	48

200	Adecco SA, Registered Shares (Professional Services)	12

546	Alcon, Inc. (Health Care Equipment & Supplies) (a)	34

62	Baloise Holding AG, Registered Shares (Insurance)	11

3	Barry Callebaut AG (Food Products) (b)	6

1	Chocoladefabriken Lindt & Sprungil AG (Food Products)	7

592	Chubb Ltd. (Insurance)	87

251	Clariant AG (Chemicals)	5

253	Coca-Cola HBC AG (Beverages)	10

675	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	57

Shares	Security Description	Value (000)

	Switzerland (continued)

3,218	Credit Suisse Group AG (Capital Markets)	$39

54	Dufry AG (Specialty Retail)	5

10	EMS-Chemie Holding AG, Registered Shares (Chemicals)	6

167	Garmin Ltd. (Household Durables)	13

46	Geberit AG (Building Products)	22

12	Givaudan SA (Chemicals)	35

282	Julius Baer Group Ltd. (Capital Markets)	13

68	Kuehne & Nagel International Ltd. (Marine)	10

611	LafargeHolcim Ltd., Registered Shares (Construction Materials) (b)	30

3,948	Nestle SA (Food Products)	409

48	Pargesa Holding SA (Diversified Financial Services)	4

24	Partners Group Holding AG (Capital Markets)	19

51	Schindler Holding AG (Machinery)	11

26	Schindler Holding AG (Machinery)	6

7	SGS SA, Registered Shares (Professional Services)	18

160	Sika AG, Registered Shares (Chemicals)	27

70	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies) (b)	16

13	Straumann Holding AG (Health Care Equipment & Supplies)	11

43	Swiss Life Holding AG (Insurance)	21

95	Swiss Prime Site AG (Real Estate Management & Development)	8

394	Swiss Re AG (Insurance)	40

32	Swisscom AG (Diversified Telecommunication Services)	16

400	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	38

81	Temenos Group AG (Software)	15

71	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	4

37	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	11

4,981	UBS Group AG (Capital Markets)	58

57	Vifor Pharma AG (Pharmaceuticals)	8

195	Zurich Financial Services AG (Insurance)	68

		1,258

	United Arab Emirates — 0.01%

118	NMC Health PLC (Health Care Providers & Services) (b)	4

	United Kingdom — 5.13%

1,422	3i Group PLC (Capital Markets)	20

238	Admiral Group PLC (Insurance)	7

2,044	Amcor PLC (Containers & Packaging) (a)	23

1,435	Anglo American PLC (Metals & Mining)	41

496	Antofagasta PLC (Metals & Mining)	6

310	Aon PLC (Insurance)	60

327	Aptiv PLC (Auto Components)	26

596	Ashtead Group PLC (Trading Companies & Distributors)	17

448	Associated British Foods PLC (Food Products)	14

1,177	Auto Trader Group PLC (Interactive Media & Services) (b)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United Kingdom (continued)

5,048	Aviva PLC (Insurance)	$27

22,154	Barclays PLC (Banks)	42

1,625	Barratt Developments PLC (Household Durables)	12

25,988	BP PLC (Oil, Gas & Consumable Fuels)	181

1,140	British Land Co. PLC (Equity Real Estate Investment Trusts)	8

10,621	BT Group PLC (Diversified Telecommunication Services)	27

424	Bunzl PLC (Trading Companies & Distributors)	11

518	Burberry Group PLC (Textiles, Apparel & Luxury Goods) (b)	12

200	Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods) (a)	7

207	Carnival PLC (Hotels, Restaurants & Leisure)	9

7,174	Centrica PLC (Multi-Utilities) (b)	8

299	Coca-Cola European Partners PLC (Beverages)	17

2,050	Compass Group PLC (Hotels, Restaurants & Leisure)	50

162	Croda International PLC (Chemicals)	11

3,102	Diageo PLC (Beverages)	133

1,731	Direct Line Insurance Group PLC (Insurance)	7

408	easyJet PLC (Airlines)	5

636	Evraz PLC (Metals & Mining)	5

329	Ferguson PLC (Trading Companies & Distributors)	24

278	Fresnillo PLC (Metals & Mining)	3

1,954	G4S PLC (Commercial Services & Supplies)	5

478	Halma PLC (Electronic Equipment, Instruments & Components)	12

359	Hargreaves Lansdown PLC (Capital Markets)	9

25,856	HSBC Holdings PLC (Banks)	216

1,577	Informa PLC (Media)	17

216	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	14

203	Intertek Group PLC (Professional Services)	14

859	Investec PLC (Capital Markets)	6

4,562	ITV PLC (Media)	6

2,219	J Sainsbury PLC (Food & Staples Retailing)	6

858	John Wood Group PLC (Energy Equipment & Services)	5

244	Johnson Matthey PLC (Chemicals)	10

2,657	Kingfisher PLC (Specialty Retail)	7

887	Land Securities Group PLC (Equity Real Estate Investment Trusts)	9

7,506	Legal & General Group PLC (Insurance)	26

232	Liberty Global PLC, Class – A (Media) (a)	6

630	Liberty Global PLC, Class – C (Media) (a)	17

711	Linde PLC (Chemicals)	143

91,523	Lloyds Banking Group PLC (Banks)	66

394	London Stock Exchange Group (Capital Markets)	27

2,577	Marks & Spencer Group PLC (Multiline Retail)	7

978	Meggitt PLC (Aerospace & Defense)	7

6,117	Melrose Industries PLC (Electrical Equipment)	14

900	Merlin Entertainments PLC (Hotels, Restaurants & Leisure) (b)	5

432	Micro Focus International PLC (Software)	11

Shares	Security Description	Value (000)

	United Kingdom (continued)

462	Mondi PLC (Paper & Forest Products)	$11

4,407	National Grid PLC (Multi-Utilities)	47

173	Next PLC (Multiline Retail)	12

572	Ocado Group PLC (Internet & Direct Marketing Retail) (a)(b)	8

984	Pearson PLC (Media)	10

400	Persimmon PLC (Household Durables)	10

3,326	Prudential PLC (Insurance)	72

2,535	RELX PLC (Professional Services)	62

2,329	Rentokil Initial PLC (Commercial Services & Supplies)	12

1,462	Rio Tinto PLC (Metals & Mining)	91

6,069	Royal Bank of Scotland Group PLC (Banks) (b)	17

5,700	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	185

4,804	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	157

1,294	RSA Insurance Group PLC (Insurance)	9

156	Schroders PLC (Capital Markets)	6

1,365	SEGRO PLC (Equity Real Estate Investment Trusts) (b)	13

206	Sensata Technologies Holding PLC (Electrical Equipment) (a)	10

299	Severn Trent PLC (Water Utilities)	8

1,102	Smith & Nephew PLC (Health Care Equipment & Supplies)	24

498	Smiths Group PLC (Industrial Conglomerates)	10

92	Spirax-Sarco Engineering PLC (Machinery)	11

1,293	SSE PLC (Electric Utilities)	18

666	St. James Place PLC (Capital Markets)	9

3,542	Standard Chartered PLC (Banks)	32

3,137	Standard Life Aberdeen PLC (Diversified Financial Services)	12

4,379	Taylor Wimpey PLC (Household Durables)	9

539	TechnipFMC PLC (Energy Equipment & Services)	14

12,333	Tesco PLC (Food & Staples Retailing)	35

209	The Berkeley Group Holdings PLC (Household Durables)	10

1,367	The Sage Group PLC (Software)	14

326	The Weir Group PLC (Machinery) (b)	6

1,424	Unilever PLC (Personal Products)	88

890	United Utilities Group PLC (Water Utilities)	9

34,520	Vodafone Group PLC (Wireless Telecommunication Services)	57

227	Whitbread PLC (Hotels, Restaurants & Leisure)	13

2,982	William Morrison Supermarkets PLC (Food & Staples Retailing)	8

162	Willis Towers Watson PLC (Insurance)	31

		2,636

	United States — 54.75%

743	3M Co. (Industrial Conglomerates)	129

179	A.O. Smith Corp. (Building Products)	8

2,265	Abbott Laboratories (Health Care Equipment & Supplies)	189

57	Abiomed, Inc. (Health Care Equipment & Supplies) (a)	15

829	Accenture PLC, Class – A (IT Services)	153

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

987	Activision Blizzard, Inc. (Entertainment)	$47

50	Acuity Brands, Inc. (Electrical Equipment)	7

629	Adobe Systems, Inc. (Software) (a)	185

90	Advance Auto Parts, Inc. (Specialty Retail)	14

1,202	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment) (a)	37

66	Affiliated Managers Group, Inc. (Capital Markets)	6

970	Aflac, Inc. (Insurance)	53

439	Agilent Technologies, Inc. (Life Sciences Tools & Services)	33

675	AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	11

284	Air Products & Chemicals, Inc. (Chemicals)	64

211	Akamai Technologies, Inc. (IT Services) (a)	17

133	Albemarle Corp. (Chemicals)	9

142	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	20

281	Alexion Pharmaceuticals, Inc. (Biotechnology) (a)	37

95	Align Technology, Inc. (Health Care Equipment & Supplies) (a)	26

19	Alleghany Corp. (Insurance) (a)	13

60	Alliance Data Systems Corp. (IT Services)	8

297	Alliant Energy Corp. (Electric Utilities)	15

429	Allstate Corp. (Insurance)	44

507	Ally Financial, Inc. (Consumer Finance)	16

121	Alnylam Pharmaceuticals, Inc. (Biotechnology) (a)	9

385	Alphabet, Inc., Class – A (Interactive Media & Services) (a)	417

405	Alphabet, Inc., Class – C (Interactive Media & Services) (a)	438

187	Altice USA, Inc. (Media) (a)	5

538	Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	1,019

11	AMERCO, Inc. (Road & Rail)	4

308	Ameren Corp. (Multi-Utilities)	23

142	American Airlines Group, Inc. (Airlines)	5

638	American Electric Power, Inc. (Electric Utilities)	56

937	American Express Co. (Consumer Finance)	115

95	American Financial Group, Inc. (Insurance)	10

1,123	American International Group, Inc. (Insurance)	60

569	American Tower Corp. (Equity Real Estate Investment Trusts)	117

228	American Water Works Co., Inc. (Water Utilities)	26

171	Ameriprise Financial, Inc. (Capital Markets)	25

200	AmerisourceBergen Corp. (Health Care Providers & Services)	17

286	AMETEK, Inc. (Electrical Equipment)	26

376	Amphenol Corp., Class – A (Electronic Equipment, Instruments & Components)	36

646	Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	46

476	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	54

1,763	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	16

105	ANSYS, Inc. (Software) (a)	22

Shares	Security Description	Value (000)

	United States (continued)

331	Anthem, Inc. (Health Care Providers & Services)	$93

472	Apache Corp. (Oil, Gas & Consumable Fuels)	14

6,077	Apple, Inc. (Technology Hardware, Storage & Peripherals)	1,204

1,226	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	55

311	Aramark (Hotels, Restaurants & Leisure)	11

705	Archer-Daniels-Midland Co. (Food Products)	29

549	Arconic, Inc. (Aerospace & Defense)	14

67	Arista Networks, Inc. (Communications Equipment) (a)	17

107	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components) (a)	8

232	Arthur J. Gallagher & Co. (Insurance)	20

78	Assurant, Inc. (Insurance)	8

9,391	AT&T, Inc. (Diversified Telecommunication Services)	315

147	Atmos Energy Corp. (Gas Utilities)	15

283	Autodesk, Inc. (Software) (a)	46

104	Autoliv, Inc. (Auto Components)	7

562	Automatic Data Processing, Inc. (IT Services)	93

32	AutoZone, Inc. (Specialty Retail) (a)	35

179	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	36

106	Avery Dennison Corp. (Containers & Packaging)	12

371	AXA Equitable Holdings, Inc. (Diversified Financial Services)	8

265	Axalta Coating Systems Ltd. (Chemicals) (a)	8

647	Baker Hughes, Inc. (Energy Equipment & Services)	16

400	Ball Corp. (Containers & Packaging)	29

11,829	Bank of America Corp. (Banks)	343

1,110	Bank of New York Mellon Corp. (Capital Markets)	49

629	Baxter International, Inc. (Health Care Equipment & Supplies)	52

987	BB&T Corp. (Banks)	48

348	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	88

1,682	Berkshire Hathaway, Inc., Class – B (Diversified Financial Services) (a)	359

344	Best Buy Co., Inc. (Specialty Retail)	24

224	BioMarin Pharmaceutical, Inc. (Biotechnology) (a)	19

155	BlackRock, Inc., Class – A (Capital Markets)	73

58	Booking Holdings, Inc. (Internet & Direct Marketing Retail) (a)	109

261	BorgWarner, Inc. (Auto Components)	12

195	Boston Properties, Inc. (Equity Real Estate Investment Trusts)	25

1,789	Boston Scientific Corp. (Health Care Equipment & Supplies) (a)	77

133	Brighthouse Financial, Inc. (Insurance) (a)	5

511	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	147

145	Broadridge Financial Solutions, Inc. (IT Services)	19

387	Brown-Forman Corp., Class – B (Beverages)	21

85	Burlington Stores, Inc. (Specialty Retail) (a)	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

176	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	$15

533	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	12

353	Cadence Design Systems, Inc. (Software) (a)	25

122	Camden Property Trust (Equity Real Estate Investment Trusts)	13

208	Campbell Soup Co. (Food Products)	8

605	Capital One Financial Corp. (Consumer Finance)	55

434	Cardinal Health, Inc. (Health Care Providers & Services)	20

214	CarMax, Inc. (Specialty Retail) (a)	19

743	Caterpillar, Inc. (Machinery)	102

141	CBOE Holdings, Inc. (Capital Markets)	15

408	CBRE Group, Inc., Class – A (Real Estate Management & Development) (a)	21

416	CBS Corp., Class – B (Media)	21

157	CDK Global, Inc. (Software)	8

185	CDW Corporation of Delaware (Electronic Equipment, Instruments & Components)	21

161	Celanese Corp., Series A (Chemicals)	17

520	Centene Corp. (Health Care Providers & Services) (a)	27

631	CenterPoint Energy, Inc. (Multi-Utilities)	18

1,225	CenturyLink, Inc. (Diversified Telecommunication Services)	14

449	Cerner Corp. (Health Care Technology)	33

281	CF Industries Holdings, Inc. (Chemicals)	13

203	Charter Communications, Inc., Class – A (Media) (a)	80

292	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	20

2,450	Chevron Corp. (Oil, Gas & Consumable Fuels)	304

33	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure) (a)	24

491	Cigna Corp. (Health Care Providers & Services)	77

128	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	8

195	Cincinnati Financial Corp. (Insurance)	20

112	Cintas Corp. (Commercial Services & Supplies)	27

5,680	Cisco Systems, Inc. (Communications Equipment)	311

127	CIT Group, Inc. (Banks)	7

3,019	Citigroup, Inc. (Banks)	211

593	Citizens Financial Group, Inc. (Banks)	21

166	Citrix Systems, Inc. (Software)	16

462	CME Group, Inc. (Capital Markets)	89

357	CMS Energy Corp. (Multi-Utilities)	21

215	Cognex Corp. (Electronic Equipment, Instruments & Components)	10

743	Cognizant Technology Solutions Corp. (IT Services)	47

1,057	Colgate-Palmolive Co. (Household Products)	76

5,823	Comcast Corp., Class – A (Media)	245

201	Comerica, Inc. (Banks)	15

242	Commscope Holding, Inc. (Communications Equipment) (a)	4

611	ConAgra Foods, Inc. (Food Products)	16

Shares	Security Description	Value (000)

	United States (continued)

253	Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	$26

1,491	ConocoPhillips (Oil, Gas & Consumable Fuels)	91

404	Consolidated Edison, Inc. (Multi-Utilities)	35

216	Constellation Brands, Inc., Class – A (Beverages)	43

118	Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	5

259	Copart, Inc. (Commercial Services & Supplies) (a)	19

947	Corteva, Inc. (Chemicals)	28

46	CoStar Group, Inc. (Professional Services) (a)	25

569	Costco Wholesale Corp. (Food & Staples Retailing)	150

378	Coty, Inc., Class – A (Personal Products)	5

531	Crown Castle International Corp. (Equity Real Estate Investment Trusts)	70

170	Crown Holdings, Inc. (Containers & Packaging) (a)	10

1,022	CSX Corp. (Road & Rail)	79

188	Cummins, Inc. (Machinery)	32

1,674	CVS Caremark Corp. (Health Care Providers & Services)	91

446	D.R. Horton, Inc. (Household Durables)	20

155	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	19

206	DaVita Healthcare Partners, Inc. (Health Care Providers & Services) (a)	12

393	Deere & Co. (Machinery)	65

195	Dell Technologies, Inc. (Technology Hardware, Storage & Peripherals) (a)	10

258	Delta Air Lines, Inc. (Airlines)	15

280	Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	16

551	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	16

113	Dexcom, Inc. (Health Care Equipment & Supplies) (a)	17

197	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	21

261	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	31

440	Discover Financial Services (Consumer Finance)	34

198	Discovery Communications, Inc., Class – A (Media) (a)	6

453	Discovery Communications, Inc., Class – C (Media) (a)	13

289	Dish Network Corp. (Media) (a)	11

129	DocuSign, Inc. (Software) (a)	6

340	Dollar General Corp. (Multiline Retail)	47

300	Dollar Tree, Inc. (Multiline Retail) (a)	32

1,032	Dominion Resources, Inc. (Multi-Utilities)	80

49	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	14

188	Dover Corp. (Machinery)	19

988	Dow, Inc. (Chemicals)	49

240	Dropbox, Inc. (Software) (a)	6

229	DTE Energy Co. (Multi-Utilities)	29

939	Duke Energy Corp. (Electric Utilities)	83

452	Duke Realty Corp. (Equity Real Estate Investment Trusts)	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

971	DuPont de Nemours, Inc. (Chemicals)	$73

338	DXC Technology Co. (IT Services)	19

311	E*Trade Financial Corp. (Capital Markets)	14

183	East West Bancorp, Inc. (Banks)	9

176	Eastman Chemical Co. (Chemicals)	14

145	Eaton Vance Corp. (Capital Markets)	6

1,124	eBay, Inc. (Internet & Direct Marketing Retail)	44

336	Ecolab, Inc. (Chemicals)	66

410	Edison International (Electric Utilities)	28

269	Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (a)	50

400	Elanco Animal Health, Inc. (Pharmaceuticals) (a)	14

377	Electronic Arts, Inc. (Entertainment) (a)	38

794	Emerson Electric Co. (Electrical Equipment)	52

239	Entergy Corp. (Electric Utilities)	25

749	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	70

68	EPAM Systems, Inc. (IT Services) (a)	12

152	Equifax, Inc. (Professional Services)	21

104	Equinix, Inc. (Equity Real Estate Investment Trusts)	52

107	Equity Lifestyle Properties, Inc. (Equity Real Estate Investment Trusts)	13

466	Equity Residential (Equity Real Estate Investment Trusts)	35

32	Erie Indemnity Co., Class – A (Insurance)	8

83	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	24

320	Evergy, Inc. (Electric Utilities)	19

399	Eversource Energy (Electric Utilities)	30

158	Exact Sciences Corp. (Biotechnology) (a)	19

1,288	Exelon Corp. (Electric Utilities)	62

152	Expedia, Inc. (Internet & Direct Marketing Retail)	20

216	Expeditors International of Washington, Inc. (Air Freight & Logistics)	16

160	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	17

5,462	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	418

75	F5 Networks, Inc. (Communications Equipment) (a)	11

3,075	Facebook, Inc., Class – A (Interactive Media & Services) (a)	594

48	FactSet Research Systems, Inc. (Capital Markets)	14

721	Fastenal Co. (Trading Companies & Distributors)	23

93	Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	12

321	FedEx Corp. (Air Freight & Logistics)	53

417	Fidelity National Information Services, Inc. (IT Services)	51

1,018	Fifth Third Bancorp (Banks)	28

716	First Data Corp. (IT Services) (a)	19

210	First Republic Bank (Banks)	21

667	FirstEnergy Corp. (Electric Utilities)	29

507	Fiserv, Inc. (IT Services) (a)	46

108	FleetCor Technologies, Inc. (IT Services) (a)	30

175	Flowserve Corp. (Machinery)	9

Shares	Security Description	Value (000)

	United States (continued)

176	Fluor Corp. (Construction & Engineering)	$6

166	FMC Corp. (Chemicals)	14

347	FNF Group (Insurance)	14

5,050	Ford Motor Co. (Automobiles)	52

199	Fortinet, Inc. (Software) (a)	15

379	Fortive Corp. (Machinery)	31

177	Fortune Brands Home & Security, Inc. (Building Products)	10

461	Franklin Resources, Inc. (Capital Markets)	16

1,824	Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	21

295	Gap, Inc. (Specialty Retail)	5

113	Gartner Group, Inc. (IT Services) (a)	18

772	General Mills, Inc. (Food Products)	41

1,639	General Motors Co. (Automobiles)	64

184	Genuine Parts Co. (Distributors)	19

199	Global Payments, Inc. (IT Services)	32

218	GoDaddy, Inc., Class – A (IT Services) (a)	15

428	Goldman Sachs Group, Inc. (Capital Markets)	87

114	GrubHub, Inc. (Internet & Direct Marketing Retail) (a)	9

344	H&R Block, Inc. (Diversified Consumer Services)	10

1,099	Halliburton Co. (Energy Equipment & Services)	25

455	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	8

231	Harley-Davidson, Inc. (Automobiles)	8

452	Hartford Financial Services Group, Inc. (Insurance)	25

150	Hasbro, Inc. (Leisure Products)	16

369	HCA Holdings, Inc. (Health Care Providers & Services)	50

602	HCP, Inc. (Equity Real Estate Investment Trusts)	19

224	HD Supply Holdings, Inc. (Trading Companies & Distributors) (a)	9

54	HEICO Corp. (Aerospace & Defense)	7

95	HEICO Corp., Class – A (Aerospace & Defense)	10

138	Helmerich & Payne, Inc. (Energy Equipment & Services)	7

226	Henry Schein, Inc. (Health Care Providers & Services) (a)	16

191	Hershey Co. (Food Products)	26

343	Hess Corp. (Oil, Gas & Consumable Fuels)	22

1,887	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	28

350	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	34

204	HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	9

336	Hologic, Inc. (Health Care Equipment & Supplies) (a)	16

371	Hormel Foods Corp. (Food Products)	15

933	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	17

2,076	HP, Inc. (Technology Hardware, Storage & Peripherals)	43

176	Humana, Inc. (Health Care Providers & Services)	47

109	Hunt (JB) Transportation Services, Inc. (Road & Rail)	10

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

1,318	Huntington Bancshares, Inc. (Banks)	$18

95	IDEX Corp. (Machinery)	16

108	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	30

424	Illinois Tool Works, Inc. (Machinery)	64

189	Illumina, Inc. (Life Sciences Tools & Services) (a)	69

229	Incyte Corp. (Biotechnology) (a)	19

84	Ingredion, Inc. (Food Products)	7

5,810	Intel Corp. (Semiconductors & Semiconductor Equipment)	278

98	InterActive Corp. (Interactive Media & Services) (a)	21

735	Intercontinental Exchange Group, Inc. (Capital Markets)	63

1,157	International Business Machines Corp. (IT Services)	160

128	International Flavors & Fragrances, Inc. (Chemicals)	19

479	International Paper Co. (Containers & Packaging)	21

340	Intuit, Inc. (Software)	89

148	Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (a)	78

495	Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	13

165	Ionis Pharmaceuticals, Inc. (Biotechnology) (a)	11

46	IPG Photonics Corp. (Electronic Equipment, Instruments & Components) (a)	7

211	IQVIA Holdings, Inc. (Life Sciences Tools & Services) (a)	34

361	Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	11

97	Jack Henry & Associates, Inc. (IT Services)	13

176	Jacobs Engineering Group, Inc. (Construction & Engineering)	15

90	Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	13

323	Jefferies Financial Group, Inc. (Diversified Financial Services)	6

1,078	Johnson Controls International PLC (Building Products)	45

57	Jones Lang LaSalle, Inc. (Real Estate Management & Development)	8

4,220	JPMorgan Chase & Co. (Banks)	472

438	Juniper Networks, Inc. (Communications Equipment)	12

127	Kansas City Southern (Road & Rail)	15

371	Kellogg Co. (Food Products)	20

1,270	KeyCorp (Banks)	23

237	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components) (a)	21

445	Kimberly-Clark Corp. (Household Products)	59

531	Kimco Realty Corp. (Equity Real Estate Investment Trusts)	10

2,632	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	55

612	KKR & Co., Inc., Class – A (Capital Markets)	15

206	KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	24

Shares	Security Description	Value (000)

	United States (continued)

163	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	$5

261	Kohl’s Corp. (Multiline Retail)	12

295	L Brands, Inc. (Specialty Retail)	8

127	Laboratory Corporation of America Holdings (Health Care Providers & Services) (a)	22

192	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	36

185	Lamb Weston Holding, Inc. (Food Products)	12

439	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	26

75	Lear Corp. (Auto Components)	10

165	Leggett & Platt, Inc. (Household Durables)	6

361	Lennar Corp., Class – A (Household Durables)	18

45	Lennox International, Inc. (Building Products)	12

135	Liberty Broadband, Class – C (Media) (a)	14

256	Liberty Media Group, Class – C (Entertainment) (a)	10

187	Liberty Property Trust (Equity Real Estate Investment Trusts)	9

110	Liberty SiriusXM Group, Class – A (Media) (a)	4

212	Liberty SiriusXM Group, Class – C (Media) (a)	8

258	Lincoln National Corp. (Insurance)	17

186	Live Nation Entertainment, Inc. (Entertainment) (a)	12

398	LKQ Corp. (Distributors) (a)	11

353	Loews Corp. (Insurance)	19

1,033	Lowe’s Companies, Inc. (Specialty Retail)	104

166	M&T Bank Corp. (Banks)	28

387	Macy’s, Inc. (Multiline Retail)	8

76	ManpowerGroup, Inc. (Professional Services)	7

1,217	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	17

871	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	49

18	Markel Corp. (Insurance) (a)	20

47	MarketAxess Holdings, Inc. (Capital Markets)	15

375	Marriott International, Inc., Class – A (Hotels, Restaurants & Leisure)	53

651	Marsh & McLennan Companies, Inc. (Insurance)	66

79	Martin Marietta Materials, Inc. (Construction Materials)	18

371	Masco Corp. (Building Products)	15

1,177	MasterCard, Inc., Class – A (IT Services)	311

344	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	21

158	McCormick & Company, Inc. (Food Products)	24

987	McDonald’s Corp. (Hotels, Restaurants & Leisure)	205

242	McKesson Corp. (Health Care Providers & Services)	33

54	MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	33

1,052	MetLife, Inc. (Insurance)	52

32	Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	27

642	MGM Resorts International (Hotels, Restaurants & Leisure)	18

299	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

1,449	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	$56

9,393	Microsoft Corp. (Software)	1,259

144	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	17

78	Mohawk Industries, Inc. (Household Durables) (a)	12

239	Molson Coors Brewing Co., Class – B (Beverages)	13

1,864	Mondelez International, Inc., Class – A (Food Products)	100

39	Mongodb, Inc. (IT Services) (a)	6

513	Monster Beverage Corp. (Beverages) (a)	33

223	Moody’s Corp. (Capital Markets)	44

1,655	Morgan Stanley (Capital Markets)	73

206	Motorola Solutions, Inc. (Communications Equipment)	34

106	MSCI, Inc. Common (Capital Markets)	25

483	National Oilwell Varco, Inc. (Energy Equipment & Services)	11

203	National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	11

218	Nektar Therapeutics (Pharmaceuticals) (a)	8

311	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	19

563	Netflix, Inc. (Entertainment) (a)	207

1,030	Newmont Mining Corp. (Metals & Mining)	39

486	News Corp., Inc., Class – A (Media)	7

617	NextEra Energy, Inc. (Electric Utilities)	125

447	Nielsen Holdings PLC (Professional Services)	10

1,618	NIKE, Inc., Class – B (Textiles, Apparel & Luxury Goods)	136

469	NiSource, Inc. (Multi-Utilities)	14

608	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	14

203	Nordstrom, Inc. (Multiline Retail)	6

346	Norfolk Southern Corp. (Road & Rail)	69

261	Northern Trust Corp. (Capital Markets)	23

274	Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure) (a)	15

354	NRG Energy, Inc., Class – C (Independent Power and Renewable Electricity Producers)	12

384	Nucor Corp. (Metals & Mining)	21

743	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	122

4	NVR, Inc. (Household Durables) (a)	13

981	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	49

252	OGE Energy Corp. (Electric Utilities)	11

128	Okta, Inc. (IT Services) (a)	16

82	Old Dominion Freight Line, Inc. (Road & Rail)	12

282	Omnicom Group, Inc. (Media)	23

516	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment) (a)	10

518	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	36

3,262	Oracle Corp. (Software)	186

101	O’Reilly Automotive, Inc. (Specialty Retail) (a)	37

138	Owens Corning, Inc. (Building Products)	8

Shares	Security Description	Value (000)

	United States (continued)

436	PACCAR, Inc. (Machinery)	$31

119	Packaging Corporation of America (Containers & Packaging)	11

118	Palo Alto Networks, Inc. (Communications Equipment) (a)	24

163	Parker Hannifin Corp. (Machinery)	28

353	Parsley Energy, Inc., Class – A (Oil, Gas & Consumable Fuels) (a)	7

407	Paychex, Inc. (IT Services)	33

63	Paycom Software, Inc. (Software) (a)	14

1,437	PayPal Holdings, Inc. (IT Services) (a)	164

500	People’s United Financial, Inc. (Banks)	8

1,816	PepsiCo, Inc. (Beverages)	238

611	Phillips 66 (Oil, Gas & Consumable Fuels)	57

142	Pinnacle West Capital Corp. (Electric Utilities)	13

212	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	33

191	Plains GP Holdings LP, Class – A (Oil, Gas & Consumable Fuels)	5

590	PNC Financial Services Group, Inc. (Banks)	81

73	Polaris Industries, Inc. (Leisure Products)	7

297	PPG Industries, Inc. (Chemicals)	35

908	PPL Corp. (Electric Utilities)	28

351	Principal Financial Group, Inc. (Insurance)	20

814	Prologis, Inc. (Equity Real Estate Investment Trusts)	65

528	Prudential Financial, Inc. (Insurance)	53

142	PTC, Inc. (Software) (a)	13

653	Public Service Enterprise Group, Inc. (Multi-Utilities)	38

203	Public Storage (Equity Real Estate Investment Trusts)	48

331	PulteGroup, Inc. (Household Durables)	10

95	PVH Corp. (Textiles, Apparel & Luxury Goods)	9

154	Qorvo, Inc. (Semiconductors & Semiconductor Equipment) (a)	10

1,562	Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	119

174	Quest Diagnostics, Inc. (Health Care Providers & Services)	18

511	Qurate Retail, Inc. (Internet & Direct Marketing Retail) (a)	6

67	Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	8

160	Raymond James Financial, Inc. (Capital Markets)	14

382	Realty Income Corp. (Equity Real Estate Investment Trusts)	26

229	Red Hat, Inc. (Software) (a)	43

211	Regency Centers Corp. (Equity Real Estate Investment Trusts)	14

1,282	Regions Financial Corp. (Banks)	19

79	Reinsurance Group of America (Insurance)	12

283	Republic Services, Inc., Class – A (Commercial Services & Supplies)	25

181	ResMed, Inc. (Health Care Equipment & Supplies)	22

155	Robert Half International, Inc. (Professional Services)	9

150	Rockwell Automation, Inc. (Electrical Equipment)	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

186	Rollins, Inc. (Commercial Services & Supplies)	$7

134	Roper Industries, Inc. (Industrial Conglomerates)	49

479	Ross Stores, Inc. (Specialty Retail)	47

321	S&P Global, Inc. (Capital Markets)	73

347	Sabre Corp. (IT Services)	8

987	Salesforce.com, Inc. (Software) (a)	150

142	SBA Communications Corp. (Equity Real Estate Investment Trusts) (a)	32

1,806	Schlumberger Ltd. (Energy Equipment & Services)	71

363	Seagate Technology Holdings, Inc. (Technology Hardware, Storage & Peripherals)	17

196	Sealed Air Corp. (Containers & Packaging)	8

142	Seattle Genetics, Inc. (Biotechnology) (a)	10

164	SEI Investments Co. (Capital Markets)	9

354	Sempra Energy (Multi-Utilities)	49

233	ServiceNow, Inc. (Software) (a)	64

70	Signature Bank (Banks)	8

396	Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	63

2,088	Sirius XM Holdings, Inc. (Media)	12

219	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	17

105	SL Green Realty Corp. (Equity Real Estate Investment Trusts)	8

855	Snap, Inc., Class – A (Interactive Media & Services) (a)	12

72	Snap-on, Inc. (Machinery)	12

222	Southwest Airlines Co. (Airlines)	11

133	Spirit Aerosystems Holdings, Inc., Class – A (Aerospace & Defense)	11

186	Splunk, Inc. (Software) (a)	23

1,027	Sprint Nextel Corp. (Wireless Telecommunication Services) (a)	7

412	Square, Inc., Class – A (IT Services) (a)	30

284	SS&C Technologies Holdings, Inc. (Software)	16

191	Stanley Black & Decker, Inc. (Machinery)	28

1,605	Starbucks Corp. (Hotels, Restaurants & Leisure)	135

527	State Street Corp. (Capital Markets)	30

282	Steel Dynamics, Inc. (Metals & Mining)	9

433	Stryker Corp. (Health Care Equipment & Supplies)	89

109	Sun Communities, Inc. (Equity Real Estate Investment Trusts)	14

558	SunTrust Banks, Inc. (Banks)	35

66	SVB Financial Group (Banks) (a)	15

805	Symantec Corp. (Software)	18

804	Synchrony Financial (Consumer Finance)	28

189	Synopsys, Inc. (Software) (a)	24

644	Sysco Corp. (Food & Staples Retailing)	46

324	T. Rowe Price Group, Inc. (Capital Markets)	36

95	Tableau Software, Inc., Class – A (Software) (a)	16

143	Take-Two Interactive Software, Inc. (Entertainment) (a)	16

373	Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	12

289	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	11

Shares	Security Description	Value (000)

	United States (continued)

674	Target Corp. (Multiline Retail)	$59

362	TD Ameritrade Holding Corp. (Capital Markets)	18

58	Teleflex, Inc. (Health Care Equipment & Supplies)	19

163	Tesla Motors, Inc. (Automobiles) (a)	36

1,223	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	140

985	The AES Corp. (Independent Power and Renewable Electricity Producers)	17

1,550	The Charles Schwab Corp. (Capital Markets)	62

210	The Chemours Co. (Chemicals)	5

161	The Clorox Co. (Household Products)	25

5,237	The Coca-Cola Co. (Beverages)	267

1,457	The Home Depot, Inc. (Specialty Retail)	303

485	The Interpublic Group of Companies, Inc. (Media)	11

144	The J.M. Smucker Co. (Food Products)	17

844	The Kraft Heinz Co. (Food Products)	26

1,078	The Kroger Co. (Food & Staples Retailing)	23

143	The Macerich Co. (Equity Real Estate Investment Trusts)	5

70	The Middleby Corp. (Machinery) (a)	9

461	The Mosaic Co. (Chemicals)	12

145	The Nasdaq OMX Group, Inc. (Capital Markets)	14

776	The Progressive Corp. (Insurance)	62

108	The Sherwin-Williams Co. (Chemicals)	49

1,336	The Southern Co. (Electric Utilities)	74

1,592	The TJX Companies, Inc. (Specialty Retail)	84

340	The Travelers Companies, Inc. (Insurance)	51

2,320	The Walt Disney Co. (Entertainment)	324

1,566	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	44

139	Tiffany & Co. (Specialty Retail)	13

429	T-Mobile USA, Inc. (Wireless Telecommunication Services) (a)	32

134	Torchmark Corp. (Insurance)	12

211	Total System Services, Inc. (IT Services)	27

152	Tractor Supply Co. (Specialty Retail)	17

60	TransDigm Group, Inc. (Aerospace & Defense) (a)	29

234	TransUnion Holding Company, Inc. (Professional Services)	17

317	Trimble Navigation Ltd. (Electronic Equipment, Instruments & Components) (a)	14

134	TripAdvisor, Inc. (Interactive Media & Services) (a)	6

141	Twilio, Inc., Class – A (IT Services) (a)	19

917	Twitter, Inc. (Interactive Media & Services) (a)	32

372	Tyson Foods, Inc., Class – A (Food Products)	30

1,962	U.S. Bancorp (Banks)	103

233	Uber Technologies, Inc. (Road & Rail) (a)	11

347	UDR, Inc. (Equity Real Estate Investment Trusts)	16

219	UGI Corp. (Gas Utilities)	12

71	Ulta Salon, Cosmetics & Fragrance, Inc. (Specialty Retail) (a)	25

237	Under Armour, Inc., Class – A (Textiles, Apparel & Luxury Goods) (a)	6

243	Under Armour, Inc., Class – C (Textiles, Apparel & Luxury Goods) (a)	5

940	Union Pacific Corp. (Road & Rail)	160

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United States (continued)

84	United Continental Holdings, Inc. (Airlines) (a)	$7

898	United Parcel Service, Inc., Class – B (Air Freight & Logistics)	93

100	United Rentals, Inc. (Trading Companies & Distributors) (a)	13

1,238	UnitedHealth Group, Inc. (Health Care Providers & Services)	302

105	Universal Health Services, Inc., Class – B (Health Care Providers & Services)	14

270	Unum Group (Insurance)	9

424	V.F. Corp. (Textiles, Apparel & Luxury Goods)	37

51	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	11

540	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	46

114	Varian Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	16

157	Veeva Systems, Inc. (Health Care Technology) (a)	25

448	Ventas, Inc. (Equity Real Estate Investment Trusts)	31

1,219	VEREIT, Inc. (Equity Real Estate Investment Trusts)	11

136	VeriSign, Inc. (IT Services) (a)	28

5,327	Verizon Communications, Inc. (Diversified Telecommunication Services)	304

196	Versik Analytics, Inc., Class – A (Professional Services)	29

340	Vertex Pharmaceuticals, Inc. (Biotechnology) (a)	62

445	Viacom, Inc., Class – B (Entertainment)	13

2,256	Visa, Inc., Class – A (IT Services)	393

459	Vistra Energy Corp. (Independent Power and Renewable Electricity Producers) (a)	10

104	VMware, Inc., Class – A (Software)	17

216	Vornado Realty Trust (Equity Real Estate Investment Trusts)	14

184	Voya Financial, Inc. (Diversified Financial Services)	10

166	Vulcan Materials Co. (Construction Materials)	23

185	W.R. Berkley Corp. (Insurance)	12

69	W.W. Grainger, Inc. (Trading Companies & Distributors)	19

65	WABCO Holdings, Inc. (Machinery) (a)	9

199	Wabtec Corp. (Machinery)	14

1,036	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	57

1,873	Wal-Mart Stores, Inc. (Food & Staples Retailing)	207

547	Waste Management, Inc. (Commercial Services & Supplies)	62

93	Waters Corp. (Life Sciences Tools & Services) (a)	20

76	Wayfair, Inc., Class – A (Internet & Direct Marketing Retail) (a)	11

397	WEC Energy Group, Inc. (Multi-Utilities)	33

63	WellCare Health Plans, Inc. (Health Care Providers & Services) (a)	18

5,572	Wells Fargo & Co. (Banks)	264

500	Welltower, Inc. (Equity Real Estate Investment Trusts)	41

367	Western Digital Corp. (Technology Hardware, Storage & Peripherals)	17

Shares	Security Description	Value (000)

	United States (continued)

549	Western Union Co. (IT Services)	$11

48	Westlake Chemical Corp. (Chemicals)	3

321	WestRock Co. (Containers & Packaging)	12

940	Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	25

80	Whirlpool Corp. (Household Durables)	11

196	Workday, Inc., Class – A (Software) (a)	40

388	Worldpay, Inc., Class – A (IT Services) (a)	48

209	WP Carey, Inc. (Equity Real Estate Investment Trusts)	17

122	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	15

648	Xcel Energy, Inc. (Electric Utilities)	39

331	Xerox Corp. (Technology Hardware, Storage & Peripherals)	12

332	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	39

138	XPO Logistics, Inc. (Air Freight & Logistics) (a)	8

226	Xylem, Inc. (Machinery)	19

396	YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	44

296	Zayo Group Holdings, Inc. (Diversified Telecommunication Services) (a)	10

68	Zebra Technologies Corp., Class – A (Electronic Equipment, Instruments & Components) (a)	14

159	Zillow Group, Inc., Class – C (Interactive Media & Services) (a)	7

258	Zimmer Holdings, Inc. (Health Care Equipment & Supplies)	30

234	Zions Bancorp (Banks)	11

633	Zoetis, Inc. (Pharmaceuticals)	71

		28,149

	Total Common Stocks	46,882

	Preferred Stocks — 0.16%

	Germany — 0.16%

70	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	4

87	Fuchs Petrolub AG – Preferred (Chemicals)	3

224	Henkel AG & Co. KGaA – Preferred (Household Products)	22

193	Porsche Automobil Holding SE – Preferred (Automobiles)	13

234	Volkswagen AG – Preferred (Automobiles)	40

	Total Preferred Stocks	82

	Rights — 0.01%

	Spain — 0.01%

317	ACS Actividades de Construccion y Servicios SA (Construction & Engineering) (a)	—

4,462	Repsol SA (Oil, Gas & Consumable Fuels) (a)	3

	Total Rights	3

	Investment Companies — 7.10%

8,558	Federated Treasury Obligations Fund, Institutional Shares, 2.22%^^ (c)	9

3,643,479	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (c)	3,643

	Total Investment Companies	3,652

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2019

Principal Amount (000)	Security Description	Value (000)
	Repurchase Agreement — 0.02%

$12	Jefferies LLC, 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $11,924 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $12,160)^^	$12

	Total Repurchase Agreement	12

	Total Investments (cost $48,592) — 98.50%	50,631
	Other assets in excess of liabilities — 1.50%	770

	Net Assets — 100.00%	$51,401

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $19 (amount in thousands).
^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

FDR— Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

As of June 30, 2019, 100% of the Portfolio’s net assets were managed by Mellon Investments Corporation.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 92.83%

	Australia — 3.32%

23,836	AGL Energy Ltd. (Multi-Utilities)	$335

196,248	Alumina Ltd. (Metals & Mining)	322

65,432	AMP Ltd. (Diversified Financial Services)	98

42,823	APA Group (Gas Utilities)	325

153,537	Aurizon Holdings Ltd. (Road & Rail)	583

90,252	AusNet Services (Electric Utilities)	119

86,394	Australia & New Zealand Banking Group Ltd. (Banks)	1,715

13,883	Bank of Queensland Ltd. (Banks)	93

16,668	Bendigo & Adelaide Bank Ltd. (Banks)	136

186,888	BHP Billiton Ltd. (Metals & Mining)	5,432

169,824	BHP Group PLC (Metals & Mining)	4,342

81,154	Boral Ltd. (Construction Materials)	293

49,488	Coca-Cola Amatil Ltd. (Beverages)	355

51,267	Commonwealth Bank of Australia (Banks)	2,982

31,092	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	272

78,192	GPT Group (Equity Real Estate Investment Trusts)	338

54,232	Harvey Norman Holdings Ltd. (Multiline Retail)	155

69,523	Insurance Australia Group Ltd. (Insurance)	404

6,392	Macquarie Group Ltd. (Capital Markets)	564

76,602	National Australia Bank Ltd. (Banks)	1,439

214,942	Scentre Group (Equity Real Estate Investment Trusts)	579

335,808	South32 Ltd. (Metals & Mining)	753

103,342	Stockland Trust Group (Equity Real Estate Investment Trusts)	303

38,707	Suncorp Group Ltd. (Insurance)	366

151,797	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	474

171,215	Transurban Group (Transportation Infrastructure)	1,772

141,014	Vicinity Centres (Equity Real Estate Investment Trusts)	243

76,509	Wesfarmers Ltd. (Food & Staples Retailing)	1,944

98,913	Westpac Banking Corp. (Banks)	1,970

61,396	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	1,574

		30,280

	Austria — 0.13%

4,893	ANDRITZ AG (Machinery)	184

7,439	Erste Group Bank AG (Banks)	276

9,798	OMV AG (Oil, Gas & Consumable Fuels)	478

7,611	Voestalpine AG (Metals & Mining)	235

		1,173

	Belgium — 0.40%

3,145	Ageas (Insurance)	164

31,713	Anheuser-Busch InBev N.V. (Beverages)	2,805

4,452	Belgacom SA (Diversified Telecommunication Services)	132

3,954	KBC Groep N.V. (Banks)	259

2,531	Solvay SA (Chemicals)	263

		3,623

Shares	Security Description	Value (000)

	Bermuda — 0.02%

57,667	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	$158

	Brazil — 0.54%

83,095	B3 SA – Brasil Bolsa Balcao (Capital Markets)	811

264,667	Petroleo Brasileiro SA, ADR (Oil, Gas & Consumable Fuels)	4,121

		4,932

	Canada — 2.48%

32,983	Canadian Imperial Bank of Commerce (Banks)	2,594

17,450	Canadian National Railway Co. (Road & Rail)	1,613

4,347	Canadian Pacific Railway Ltd. (Road & Rail)	1,023

24,509	Dollarama, Inc. (Multiline Retail)	862

919,403	Encana Corp. (Oil, Gas & Consumable Fuels)	4,718

182,960	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	7,082

259,059	Manulife Financial Corp. (Insurance)	4,709

		22,601

	Cayman Islands — 0.02%

27,000	Anta Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	186

	China — 1.89%

26,849	Baidu, Inc., ADR (Interactive Media & Services) (a)	3,151

1,216,000	China Merchants Holdings (International) Co. Ltd. (Transportation Infrastructure)	2,069

1,152,150	China Mobile Ltd. (Wireless Telecommunication Services)	10,490

10,683	Kweichow Moutai Co. Ltd. (Beverages)	1,534

		17,244

	Denmark — 1.21%

1,496	Carlsberg A/S, Class – B (Beverages)	199

22,012	Danske Bank A/S (Banks)	349

20,993	Genmab A/S (Biotechnology) (a)	3,861

13,942	ISS A/S (Commercial Services & Supplies)	422

112,251	Novo Nordisk A/S, Class – B (Pharmaceuticals)	5,734

9,131	Pandora A/S (Textiles, Apparel & Luxury Goods)	325

4,141	Tryg A/S (Insurance)	135

		11,025

	Finland — 0.66%

58,902	Fortum Oyj (Electric Utilities)	1,301

12,455	Nokian Renkaat Oyj (Auto Components)	389

137,844	Nordea Bank Abp (Banks)	1,001

10,438	Orion Oyj, Class – B (Pharmaceuticals)	383

16,954	Sampo Oyj, Class – A (Insurance)	800

58,311	Stora Enso Oyj, R Shares (Paper & Forest Products)	686

53,499	UPM-Kymmene Oyj (Paper & Forest Products)	1,424

		5,984

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	France — 8.23%

42,915	Air Liquide SA (Chemicals)	$6,001

17,532	Amundi SA (Capital Markets)	1,224

1,292	Atos SE (IT Services)	108

57,207	AXA SA (Insurance)	1,502

262,234	BNP Paribas (Banks)	12,428

17,286	Bouygues SA (Construction & Engineering)	640

8,454	Capgemini SE (IT Services)	1,051

184,049	Carrefour SA (Food & Staples Retailing)^	3,553

4,132	Casino Guichard-Perrachon SA (Food & Staples Retailing)^	141

4,969	CNP Assurances (Insurance)	113

39,078	Compagnie de Saint-Gobain (Building Products)	1,526

13,154	Compagnie Generale des Etablissements Michelin, Class – B (Auto Components)	1,662

33,188	Credit Agricole SA (Banks)	396

19,803	Danone SA (Food Products)	1,676

23,104	Eiffage SA (Construction & Engineering) (b)	2,283

24,007	Electricite de France SA (Electric Utilities)	303

72,610	ENGIE (Multi-Utilities)	1,101

12,789	Eutelsat Communications (Media)	239

1,927	Fonciere des Regions (Equity Real Estate Investment Trusts)	202

1,811	Gecina SA (Equity Real Estate Investment Trusts)	271

1,503	Icade (Equity Real Estate Investment Trusts)	138

2,827	Imerys SA (Construction Materials)	150

22,337	Ingenico Group SA (Electronic Equipment, Instruments & Components)	1,976

8,149	Klepierre (Equity Real Estate Investment Trusts)	273

25,383	Natixism SA (Capital Markets)	102

80,484	Orange SA (Diversified Telecommunication Services)	1,269

45,732	Peugeot SA (Automobiles)	1,125

15,066	Publicis Groupe (Media)^	795

2,618	Renault SA (Automobiles)	165

11,616	Safran SA (Aerospace & Defense)	1,699

71,909	Sanofi-Aventis (Pharmaceuticals)	6,213

51,802	Schneider Electric SA (Electrical Equipment)	4,686

4,840	SCOR SE (Insurance)	212

2,081	Societe BIC SA (Commercial Services & Supplies)^	158

14,849	Suez Environnement Co. (Multi-Utilities)	214

269,491	Total SA (Oil, Gas & Consumable Fuels)	15,113

5,535	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	828

2,908	Valeo SA (Auto Components)	95

21,042	Veolia Environnement (Multi-Utilities)	512

27,392	Vinci SA (Construction & Engineering)	2,796

		74,939

	Germany — 10.07%

3,866	Adidas AG (Textiles, Apparel & Luxury Goods)	1,196

28,621	Allianz SE (Insurance)	6,901

Shares	Security Description	Value (000)

	Germany (continued)

21,802	Aroundtown SA (Real Estate Management & Development)	$180

2,106	Axel Springer AG (Media)	148

212,708	BASF SE (Chemicals)	15,470

3,474	Bayer AG (Pharmaceuticals)	241

5,215	Bayerische Motoren Werke AG (Automobiles)	385

10,560	Beiersdorf AG (Personal Products)	1,266

5,963	Continental AG (Auto Components)	868

852	Covestro AG (Chemicals)	43

49,274	Daimler AG, Registered Shares (Automobiles)	2,747

83,210	Deutsche Boerse AG (Capital Markets)	11,744

12,942	Deutsche Lufthansa AG, Registered Shares (Airlines)	222

443,012	Deutsche Post AG (Air Freight & Logistics)	14,570

90,196	Deutsche Telekom AG (Diversified Telecommunication Services)	1,562

1,842	Drillisch AG (Wireless Telecommunication Services)	61

59,970	E.ON AG (Multi-Utilities)	651

9,995	Evonik Industries AG (Chemicals)	291

8,463	GEA Group AG (Machinery)	240

1,274	Hannover Rueckversicherung AG (Insurance)	206

7,955	HeidelbergCement AG (Construction Materials)	644

3,359	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	224

9,188	Metro AG (Food & Staples Retailing)	168

2,993	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	750

96,897	SAP SE (Software)	13,280

33,979	Siemens AG (Industrial Conglomerates)	4,044

23,570	Symrise AG (Chemicals)	2,269

22,288	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	62

8,532	TUI AG (Hotels, Restaurants & Leisure)	84

5,247	Uniper SE (Independent Power and Renewable Electricity Producers)	159

1,771	Volkswagen AG (Automobiles)	304

63,945	Wirecard AG (IT Services)	10,792

		91,772

	Hong Kong — 2.34%

774,680	AIA Group Ltd. (Insurance) (b)	8,366

23,000	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	236

98,555	BOC Hong Kong (Holdings) Ltd. (Banks)	388

334,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers) (a)	—

92,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	725

163,500	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	1,613

24,000	CK Infrastructure Holdings Ltd. (Electric Utilities)	196

63,093	CLP Holdings Ltd. (Electric Utilities)	695

84,675	Hang Lung Properties Ltd. (Real Estate Management & Development)	201

20,506	Hang Seng Bank Ltd. (Banks)	510

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Hong Kong (continued)

66,619	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	$367

108,073	HK Electric Investments Ltd. (Electric Utilities)	111

143,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	227

43,200	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	278

25,000	Hysan Development Co. (Real Estate Management & Development)	129

28,500	Kerry Properties Ltd. (Real Estate Management & Development)	120

234,483	New World Development Co. Ltd. (Real Estate Management & Development)	367

95,000	NWS Holdings Ltd. (Industrial Conglomerates)	195

181,000	PCCW Ltd. (Diversified Telecommunication Services)	104

50,224	Power Assets Holdings Ltd. (Electric Utilities)	361

211,600	Sands China Ltd. (Hotels, Restaurants & Leisure)	1,011

131,205	Sino Land Co. Ltd. (Real Estate Management & Development)	220

57,256	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	972

15,000	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	184

35,000	The Bank of East Asia Ltd. (Banks)	98

76,917	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	947

58,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	154

711,500	WH Group Ltd. (Food Products)	722

36,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	254

32,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	230

611,600	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	1,369

		21,350

	Indonesia — 0.07%

2,094,700	PT Bank Rakyat Indonesia Persero Tbk (Banks)	647

	Ireland (Republic of) — 1.45%

13,125	AIB Group PLC (Banks)	54

13,014	Bank of Ireland Group PLC (Banks)	68

29,649	CRH PLC (Construction Materials)	969

75,339	Experian PLC (Professional Services)	2,282

60,256	Medtronic PLC (Health Care Equipment & Supplies)	5,868

3,017	Paddy Power PLC (Hotels, Restaurants & Leisure)	227

54,839	Ryanair Holdings PLC, ADR (Airlines) (a)	3,517

8,333	Smurfit Kappa Group PLC (Containers & Packaging)	252

		13,237

Shares	Security Description	Value (000)

	Isle of Man — 0.04%

47,586	GVC Holdings PLC (Hotels, Restaurants & Leisure)	$394

	Israel — 0.23%

2,052	Azrieli Group (Real Estate Management & Development)	138

45,682	Bank Leumi Le (Banks)	330

1,148	Elbit Systems Ltd. (Aerospace & Defense)	171

120,716	Israel Chemicals Ltd. (Chemicals)	636

21,525	Israel Discount Bank, Class – A (Banks)	88

5,087	Nice Systems Ltd., ADR (Software) (a)	697

		2,060

	Italy — 2.67%

129,093	Assicurazioni Generali SpA (Insurance)	2,430

258,256	Enel SpA (Electric Utilities)	1,801

161,152	Eni SpA (Oil, Gas & Consumable Fuels)	2,679

1,620,174	Intesa Sanpaolo SpA (Banks)	3,468

15,272	Mediobanca SpA (Banks)	157

12,785	Poste Italiane SpA (Insurance)	135

140,738	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	700

220,955	Telecom Italia SpA (Diversified Telecommunication Services)	115

46,431	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	296

1,016,286	Unicredit SpA (Banks)	12,505

		24,286

	Japan — 15.28%

2,861	AEON Credit Service Co. Ltd. (Consumer Finance)	46

11,100	Aisin Seiki Co. Ltd. (Auto Components)	383

15,700	ALPS Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	266

23,000	Amada Holdings Co. Ltd. (Machinery)	260

3,416	Aozora Bank Ltd. (Banks)	82

12,645	Asahi Glass Co. Ltd. (Building Products)	439

86,900	Asahi Kasei Corp. (Chemicals)	930

41,911	Bridgestone Corp. (Auto Components)^	1,653

16,400	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	311

5,400	CALBEE, Inc. (Food Products)	146

68,910	Canon, Inc. (Technology Hardware, Storage & Peripherals)^	2,018

14,600	Casio Computer Co. Ltd. (Household Durables)	182

700	Century Tokyo Leasing Corp. (Diversified Financial Services)	30

22,300	Chubu Electric Power Company, Inc. (Electric Utilities)	312

37,700	Coca-Cola West Co. Ltd. (Beverages)	956

29,000	Concordia Financial Group Ltd. (Banks)	108

2,800	Credit Saison Co. Ltd. (Consumer Finance)	33

16,888	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	361

19,000	Daicel Corp. (Chemicals)	169

2,479	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	316

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

19,650	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	$575

61	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)	147

30,800	Daiwa Securities Group, Inc. (Capital Markets)	135

29,800	Denso Corp. (Auto Components)	1,256

7,500	Dentsu, Inc. (Media)	262

79,800	East Japan Railway Co. (Road & Rail)	7,473

5,700	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	130

64,300	Fanuc Ltd. (Machinery)	11,949

2,698	Fuji Heavy Industries Ltd. (Automobiles)	66

27,500	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	1,396

13,600	Fujitsu Ltd. (IT Services)	950

4,277	Fukuoka Financial Group, Inc. (Banks)	78

19,500	Hino Motors Ltd. (Machinery)	165

2,300	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	257

7,600	Hitachi Construction Machinery Co. Ltd. (Machinery)	199

4,800	Hitachi High-Technologies Corp. (Electronic Equipment, Instruments & Components)	247

67,900	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	2,498

15,200	Hitachi Metals Ltd. (Metals & Mining)	172

111,941	Honda Motor Co. Ltd. (Automobiles)	2,895

10,800	Hulic Co. Ltd. (Real Estate Management & Development)	87

13,240	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	400

11,000	Iida Group Holdings Co. Ltd. (Household Durables)	178

37,100	Isuzu Motors Ltd. (Automobiles)	424

99,217	ITOCHU Corp. (Trading Companies & Distributors)	1,901

16,600	J. Front Retailing Co. Ltd. (Multiline Retail)	191

20,300	Japan Airlines Co. Ltd. (Airlines)	648

78,300	Japan Exchange Group, Inc. (Capital Markets)	1,247

12,300	Japan Post Bank Co. Ltd. (Banks)	125

40,700	Japan Post Holdings Co. Ltd. (Insurance)	461

29	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	126

46	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	280

98	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	198

82,500	Japan Tobacco, Inc. (Tobacco)^	1,819

18,179	JS Group Corp. (Building Products)	288

13,554	JSR Corp. (Chemicals)	215

14,700	JTEKT Corp. (Machinery)	179

227,857	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	1,136

31,000	Kajima Corp. (Construction & Engineering)	426

10,200	Kawasaki Heavy Industries Ltd. (Machinery)	241

434,800	KDDI Corp. (Wireless Telecommunication Services)	11,066

Shares	Security Description	Value (000)

	Japan (continued)

62,745	Komatsu Ltd. (Machinery)	$1,524

32,800	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	320

22,884	Kuraray Co. Ltd. (Chemicals)^	274

22,400	Kyocera Corp. (Electronic Equipment, Instruments & Components)	1,468

13,200	Kyushu Electric Power Co., Inc. (Electric Utilities)	130

11,200	Kyushu Railway Co. (Road & Rail)	327

4,094	Lawson, Inc. (Food & Staples Retailing)	197

107,516	Marubeni Corp. (Trading Companies & Distributors)	714

3,987	Maruichi Steel Tube Ltd. (Metals & Mining)	111

39,600	Mazda Motor Corp. (Automobiles)	410

30,800	Mebuki Financial Group, Inc. (Banks)	80

87,600	Mitsubishi Chemical Holdings Corp. (Chemicals)	613

93,745	Mitsubishi Corp. (Trading Companies & Distributors)	2,477

125,700	Mitsubishi Electric Corp. (Electrical Equipment)	1,662

11,600	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	155

22,200	Mitsubishi Heavy Industries Ltd. (Machinery)	968

7,300	Mitsubishi Materials Corp. (Metals & Mining)	208

18,426	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	205

315,105	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,501

9,100	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	48

113,988	Mitsui & Co. Ltd. (Trading Companies & Distributors)	1,861

13,100	Mitsui Chemicals, Inc. (Chemicals)	326

627,777	Mizuho Financial Group, Inc. (Banks)	913

12,300	MS&AD Insurance Group Holdings, Inc. (Insurance)	391

39,700	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	1,788

7,900	Nabtesco Corp. (Machinery)	221

18,100	NEC Corp. (Technology Hardware, Storage & Peripherals)	714

18,600	NGK Insulators Ltd. (Machinery)	272

23,200	Nikon Corp. (Household Durables)	330

47	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	323

6,284	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)^	160

5,400	Nippon Express Co. Ltd. (Road & Rail)	288

66	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)	152

44,500	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	3,151

4,300	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	74

23,600	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,100

23,381	Nissan Motor Co. Ltd. (Automobiles)	167

11,300	Nitto Denko Corp. (Chemicals)	559

4,811	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	104

139	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	214

24,300	Nomura Research Institute Ltd. (IT Services)	391

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

25,800	NSK Ltd. (Machinery)	$231

46,025	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	1,074

43,800	Obayashi Corp. (Construction & Engineering)	433

13,100	OMRON Corp. (Electronic Equipment, Instruments & Components)	687

23,000	ORIX Corp. (Diversified Financial Services)	344

12,842	Osaka Gas Co. Ltd. (Gas Utilities)	224

27,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	895

6,500	Panasonic Corp. (Household Durables)	54

8,500	Park24 Co. Ltd. (Commercial Services & Supplies)	198

6,500	Pola Orbis Holdings, Inc. (Personal Products)	182

55,538	Resona Holdings, Inc. (Banks)	232

46,383	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	464

6,300	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	425

3,715	Sankyo Co. Ltd. (Leisure Products)	135

4,500	SBI Holdings, Inc. (Capital Markets)	112

13,200	Sega Sammy Holdings, Inc. (Leisure Products)	160

19,196	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	304

25,200	Sekisui Chemical Co. Ltd. (Household Durables)	379

42,952	Sekisui House Ltd. (Household Durables)	709

52,600	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,782

19,700	Seven Bank Ltd. (Banks)	52

1,500	Shimamura Co. Ltd. (Specialty Retail)	112

57,670	Softbank Corp. (Wireless Telecommunication Services)	749

146,700	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	5,675

5,408	Sony Financial Holdings, Inc. (Insurance)	130

102,500	Sumitomo Chemical Co. Ltd. (Chemicals)	477

80,686	Sumitomo Corp. (Trading Companies & Distributors)	1,226

51,700	Sumitomo Electric Industries Ltd. (Auto Components)	681

7,900	Sumitomo Heavy Industries Ltd. (Machinery)	273

16,000	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	480

177,548	Sumitomo Mitsui Financial Group, Inc. (Banks)	6,295

8,483	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	308

12,291	Sumitomo Rubber Industries Ltd. (Auto Components)	142

15,400	T&D Holdings, Inc. (Insurance)	168

14,500	Taisei Corp. (Construction & Engineering)	528

160,000	Taiyo Nippon Sanso Corp. (Chemicals)	3,408

194,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	6,906

8,900	TDK Corp. (Electronic Equipment, Instruments & Components)	693

13,700	Teijin Ltd. (Chemicals)	234

16,400	The Chiba Bank Ltd. (Banks)	80

10,442	The Chugoku Electric Power Company, Inc. (Electric Utilities)	132

Shares	Security Description	Value (000)

	Japan (continued)

27,500	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	$416

25,600	The Kansai Electric Power Co., Inc. (Electric Utilities)	294

13,900	The Shizuoka Bank Ltd. (Banks)	103

8,500	The Yokohama Rubber Co. Ltd. (Auto Components)^	157

8,700	THK Co. Ltd. (Machinery)	209

16,000	Tohoku Electric Power Co., Inc. (Electric Utilities)	162

17,400	Tokio Marine Holdings, Inc. (Insurance)	873

10,600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,490

21,400	Tokyo Fudosan Holdings Corp. (Real Estate Management & Development)	118

17,300	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	263

17,600	Tosoh Corp. (Chemicals)	248

4,600	Toyoda Gosei Co. Ltd. (Auto Components)	90

10,000	Toyota Industries Corp. (Auto Components)	552

84,300	Toyota Motor Corp. (Automobiles)	5,232

14,670	Toyota Tsusho Corp. (Trading Companies & Distributors)	446

8,827	Trend Micro, Inc. (Software)	394

107	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	179

15,400	USS Co. Ltd. (Specialty Retail)	305

193,300	Yahoo Japan Corp. (Interactive Media & Services)	569

44,600	Yamada Denki Co. Ltd. (Specialty Retail)	197

19,500	Yamaha Motor Co. Ltd. (Automobiles)^	348

15,900	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	313

		139,109

	Jersey — 0.49%

916,343	Glencore International PLC (Metals & Mining)	3,170

100,409	WPP PLC (Media)	1,265

		4,435

	Luxembourg — 0.08%

4,271	Millicom International Cellular SA (Wireless Telecommunication Services)	241

2,056	RTL Group (Media)	105

26,046	SES – FDR, Class – A (Media)	407

		753

	Netherlands — 4.28%

8,480	ABN AMRO Group N.V. (Banks)	181

2,392	Adyen N.V. (IT Services) (a)(b)	1,845

37,816	AEGON N.V. (Insurance)	188

56,321	Airbus Group N.V. (Aerospace & Defense)	7,969

82,511	Akzo Nobel N.V. (Chemicals)	7,751

4,112	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	855

878,600	ING Groep N.V. (Banks)	10,175

100,525	Koninklijke (Royal) KPN N.V. (Diversified Telecommunication Services)	309

67,537	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	1,516

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Netherlands (continued)

23,566	Koninklijke DSM N.V. (Chemicals)	$2,907

3,984	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	183

6,439	NN Group N.V. (Insurance)	259

6,693	Randstad Holding N.V. (Professional Services)	367

73,857	Unilever N.V. (Personal Products)	4,486

		38,991

	New Zealand — 0.02%

8,900	Auckland International Airport Ltd. (Transportation Infrastructure)	59

15,219	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	49

36,297	Telecom Corporation of New Zealand Ltd. (Diversified Telecommunication Services)	97

		205

	Norway — 0.35%

31,444	DNB ASA (Banks)	586

50,665	Equinor ASA (Oil, Gas & Consumable Fuels)	1,006

7,362	Gjensidige Forsikring ASA (Insurance)	148

34,364	Marine Harvest ASA (Food Products)	805

31,817	Telenor ASA (Diversified Telecommunication Services)	676

		3,221

	Portugal — 0.10%

240,824	EDP – Energias de Portugal SA (Electric Utilities)	915

	Russia — 0.15%

59,219	MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	1,345

	Singapore — 0.89%

243,572	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	562

251,744	CapitaCommercial Trust (Equity Real Estate Investment Trusts)	404

245,815	CapitaMall Trust (Equity Real Estate Investment Trusts)	478

375,600	ComfortDelGro Corp. Ltd. (Road & Rail)	739

127,500	DBS Group Holdings Ltd. (Banks)	2,450

41,600	Singapore Exchange Ltd. (Capital Markets)	244

211,100	Singapore Press Holdings Ltd. (Media)	381

735,879	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	1,905

238,780	Suntec REIT (Equity Real Estate Investment Trusts)	343

51,200	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	618

		8,124

	South Korea — 2.00%

196,935	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	8,021

12,479	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	1,720

37,793	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	8,480

		18,221

Shares	Security Description	Value (000)

	Spain — 1.36%

2,355	Amadeus IT Holding SA, A Shares (IT Services)	$187

207,009	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,154

505,673	Banco Santander SA (Banks)	2,343

38,049	Bankia SA (Banks)	90

1,224,991	CaixaBank SA (Banks)	3,512

38,597	Corporacion Mapfre (Insurance)	113

19,040	Enagas (Oil, Gas & Consumable Fuels)	508

13,348	Endesa (Electric Utilities)	343

12,652	Gas Natural SDG SA (Gas Utilities)	349

18,100	Red Electrica Corp. (Electric Utilities)	377

116,439	Repsol SA (Oil, Gas & Consumable Fuels)	1,827

195,763	Telefonica SA (Diversified Telecommunication Services)	1,609

		12,412

	Sweden — 1.25%

32,846	Boliden AB (Metals & Mining)	842

29,156	Electrolux AB, B Shares (Household Durables)	748

132,671	Hennes & Mauritz AB, B Shares (Specialty Retail)	2,358

7,255	Kinnevik AB (Diversified Financial Services)	189

73,898	Skandinaviska Enskilda Banken AB, Class – A (Banks)	685

41,148	Skanska AB, B Shares (Construction & Engineering)	744

45,854	SKF AB, B Shares (Machinery)	845

68,608	Svenska Handelsbanken AB, A Shares (Banks)	677

42,760	Swedbank AB, A Shares (Banks)	644

30,153	Tele2 AB, B Shares (Wireless Telecommunication Services)	441

172,669	TeliaSonera AB (Diversified Telecommunication Services)	766

156,210	Volvo AB, B Shares (Machinery)	2,482

		11,421

	Switzerland — 8.63%

764,859	ABB Ltd., Registered Shares (Electrical Equipment)	15,340

16,983	Adecco SA, Registered Shares (Professional Services)	1,021

2,012	Baloise Holding AG, Registered Shares (Insurance)	356

21,244	Clariant AG (Chemicals)	432

23,274	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	1,979

4,597	Dufry AG (Specialty Retail)	390

855	EMS-Chemie Holding AG, Registered Shares (Chemicals)	556

35,415	Idorsia Ltd. (Biotechnology) (a)(b)	811

6,015	Julius Baer Group Ltd. (Capital Markets)	268

5,802	Kuehne & Nagel International Ltd. (Marine)	862

51,800	LafargeHolcim Ltd., Registered Shares (Construction Materials)	2,534

8,831	Lonza Group AG (Life Sciences Tools & Services)	2,983

77,163	Nestle SA (Food Products)	7,991

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Switzerland (continued)

201,213	Novartis AG, Registered Shares (Pharmaceuticals)	$18,377

1,083	Pargesa Holding SA (Diversified Financial Services)	84

498	Partners Group Holding AG (Capital Markets)	392

54,704	Roche Holding AG (Pharmaceuticals)	15,388

570	SGS SA, Registered Shares (Professional Services)	1,453

1,353	Swiss Life Holding AG (Insurance)	671

4,075	Swiss Prime Site AG (Real Estate Management & Development)	356

12,220	Swiss Re AG (Insurance)	1,242

1,384	Swisscom AG (Diversified Telecommunication Services)	695

4,302	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	233

3,125	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	896

102,664	UBS Group AG (Capital Markets)	1,221

6,054	Zurich Financial Services AG (Insurance)	2,108

		78,639

	United Kingdom — 21.16%

6,706	Admiral Group PLC (Insurance)	188

75,952	Amcor Ltd. (Containers & Packaging)	864

34,306	Aon PLC (Insurance)	6,620

125,904	AstraZeneca PLC (Pharmaceuticals)	10,291

24,832	Aveva Group PLC (Software)	1,274

1,179,264	Aviva PLC (Insurance)	6,245

262,698	BAE Systems PLC (Aerospace & Defense)	1,651

1,121,699	Balfour Beatty PLC (Construction & Engineering)	3,449

5,253,854	Barclays PLC (Banks)	9,991

83,164	Barratt Developments PLC (Household Durables)	605

2,206,842	BP PLC (Oil, Gas & Consumable Fuels)	15,371

147,940	British American Tobacco PLC (Tobacco)	5,165

41,279	British Land Co. PLC (Equity Real Estate Investment Trusts)	282

352,230	BT Group PLC (Diversified Telecommunication Services)	881

50,540	Carnival PLC (Hotels, Restaurants & Leisure)	2,224

229,226	Centrica PLC (Multi-Utilities)	255

2,604,705	Cobham PLC (Aerospace & Defense) (a)	3,525

46,031	Direct Line Insurance Group PLC (Insurance)	194

13,138	easyJet PLC (Airlines)	159

316	Ferguson PLC (Trading Companies & Distributors)	22

126,291	G4S PLC (Commercial Services & Supplies)	334

332,231	GlaxoSmithKline PLC (Pharmaceuticals)	6,658

615,694	HSBC Holdings PLC (Banks)	5,138

13,823	Imperial Tobacco Group PLC (Tobacco)	324

15,206	Investec PLC (Capital Markets)	99

300,023	ITV PLC (Media)	411

Shares	Security Description	Value (000)

	United Kingdom (continued)

145,090	J Sainsbury PLC (Food & Staples Retailing)	$360

55,154	John Wood Group PLC (Energy Equipment & Services)	318

88,763	Johnson Matthey PLC (Chemicals)	3,752

176,189	Kingfisher PLC (Specialty Retail)	480

31,317	Land Securities Group PLC (Equity Real Estate Investment Trusts)	332

182,460	Legal & General Group PLC (Insurance)	625

122,661	Linde PLC (Chemicals)	24,631

7,010,515	Lloyds Banking Group PLC (Banks)	5,034

51,125	London Stock Exchange Group (Capital Markets)	3,562

169,492	Marks & Spencer Group PLC (Multiline Retail)	453

202,846	Micro Focus International PLC (Software)	5,334

150,131	National Grid PLC (Multi-Utilities)	1,597

26,927	Persimmon PLC (Household Durables)	684

532,898	Prudential PLC (Insurance)	11,631

141,604	RELX PLC (Professional Services)	3,434

90,973	Rentokil Initial PLC (Commercial Services & Supplies)	459

104,480	Rio Tinto PLC (Metals & Mining)	6,465

800,162	Rolls-Royce Holdings PLC (Aerospace & Defense)	8,546

142,946	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	4,664

403,020	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	13,203

10,305	Severn Trent PLC (Water Utilities)	268

561,304	SSE PLC (Electric Utilities)	7,999

10,826	St. James Place PLC (Capital Markets)	151

53,474	Standard Life Aberdeen PLC (Diversified Financial Services)	200

274,092	Taylor Wimpey PLC (Household Durables)	550

29,905	United Utilities Group PLC (Water Utilities)	298

911,316	Vodafone Group PLC (Wireless Telecommunication Services)	1,493

20,738	Willis Towers Watson PLC (Insurance)	3,972

		192,715

	United States — 1.02%

1,653	Alphabet, Inc., Class – A (Interactive Media & Services) (a)	1,789

1,602	Alphabet, Inc., Class – C (Interactive Media & Services) (a)	1,732

1,891	Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	3,581

25,664	Intercontinental Exchange Group, Inc. (Capital Markets)	2,206

		9,308

	Total Common Stocks	845,705

	Preferred Stocks — 2.70%

	Brazil — 0.46%

590,895	Petroleo Brasileiro SA – Preferred (Oil, Gas & Consumable Fuels)	4,219

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Preferred Stocks (continued)

	Germany — 2.24%

3,012	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	$187

8,324	Porsche Automobil Holding SE – Preferred (Automobiles)	539

117,036	Volkswagen AG – Preferred (Automobiles)	19,708

		20,434

	Total Preferred Stocks	24,653

	Right — 0.01%

	United Kingdom — 0.01%

56,288,445	Rolls-Royce Holdings PLC (Aerospace & Defense)	71

	Total Right	71

	Investment Companies — 0.98%

1,088,269	Dreyfus Treasury Securities Cash Management, Institutional Shares, 2.10% (c)	1,088

1,134,694	Federated Treasury Obligations Fund, Institutional Shares, 2.22%^^ (c)	1,135

6,691,243	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (c)	6,691

	Total Investment Companies	8,914

Principal Amount (000)

	Repurchase Agreement — 0.17%

$1,581	Jefferies LLC, 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $1,580,977 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $1,612,266)^^	1,581

	Total Repurchase Agreement	1,581

	Total Investments (cost $761,770) — 96.69%	880,924
	Other assets in excess of liabilities — 3.31%	30,135

	Net Assets —100.00%	$911,059

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $8,102 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2019

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The International Equity Portfolio	Artisan Partners LP	Cadence Capital Management, LLC	Causeway Capital Management LLC	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	19.67%	38.33%	34.83%	—	—	92.83%

Preferred Stocks	0.46%	0.26%	1.98%	—	—	2.70%

Right	—	—	0.01%	—	—	0.01%

Investment Companies	—	0.24%	—	0.73%	0.01%	0.98%

Repurchase Agreement	—	0.17%	—	—	—	0.17%

Other Assets (Liabilities)	1.22%	0.31%	1.63%	0.15%	0.00%	3.31%

Total Net Assets	21.35%	39.31%	38.45%	0.88%	0.01%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	80	9/20/19	$7,693	$219

			$7,693	$219

	Total Unrealized Appreciation			$219

	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$219

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 87.00%

	Australia — 4.40%

111,232	AGL Energy Ltd. (Multi-Utilities)	$1,564

411,936	Alumina Ltd. (Metals & Mining)	676

155,410	AMP Ltd. (Diversified Financial Services)	232

91,030	APA Group (Gas Utilities)	690

41,971	Appen Ltd. (IT Services)	829

25,258	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	546

324,176	Aurizon Holdings Ltd. (Road & Rail)	1,230

206,900	AusNet Services (Electric Utilities)	273

184,681	Australia & New Zealand Banking Group Ltd. (Banks)	3,665

32,685	Bank of Queensland Ltd. (Banks)	219

35,017	Bendigo & Adelaide Bank Ltd. (Banks)	285

439,104	BHP Billiton Ltd. (Metals & Mining)	12,761

367,243	BHP Group PLC (Metals & Mining)	9,390

91,343	BlueScope Steel Ltd. (Metals & Mining)	777

160,224	Boral Ltd. (Construction Materials)	578

32,305	Brambles Ltd. (Commercial Services & Supplies)	293

84,100	Bravura Solutions Ltd. (Software)	288

52,314	CIMIC Group Ltd. (Construction & Engineering)	1,645

101,827	Coca-Cola Amatil Ltd. (Beverages)	731

6,620	Cochlear Ltd. (Health Care Equipment & Supplies)	964

108,649	Commonwealth Bank of Australia (Banks)	6,320

68,217	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	596

17,402	CSL Ltd. (Biotechnology)	2,635

165,392	Fortescue Metals Group Ltd. (Metals & Mining)	1,052

162,826	GPT Group (Equity Real Estate Investment Trusts)	703

109,309	Harvey Norman Holdings Ltd. (Multiline Retail)	313

82,531	Iluka Resources Ltd. (Metals & Mining)	626

171,116	Inghams Group Ltd. (Food Products)^	483

149,862	Insurance Australia Group Ltd. (Insurance)	871

22,142	Jumbo Interactive Ltd. (Hotels, Restaurants & Leisure)	314

13,614	Macquarie Group Ltd. (Capital Markets)	1,201

163,052	National Australia Bank Ltd. (Banks)	3,062

463,574	Qantas Airways Ltd. (Airlines)	1,759

81,199	QBE Insurance Group Ltd. (Insurance)	675

85,759	Regis Resources Ltd. (Metals & Mining)	318

50,953	Sandfire Resources NL (Metals & Mining)	240

182,960	Santos Ltd. (Oil, Gas & Consumable Fuels)	913

625,853	Saracen Mineral Holdings Ltd. (Metals & Mining) (a)	1,620

456,153	Scentre Group (Equity Real Estate Investment Trusts)	1,231

708,074	South32 Ltd. (Metals & Mining)	1,587

218,900	Stockland Trust Group (Equity Real Estate Investment Trusts)	642

83,365	Suncorp Group Ltd. (Insurance)	789

324,428	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	1,013

Shares	Security Description	Value (000)

	Australia (continued)

358,038	Transurban Group (Transportation Infrastructure)	$3,706

298,883	Vicinity Centres (Equity Real Estate Investment Trusts)	514

162,400	Wesfarmers Ltd. (Food & Staples Retailing)	4,126

211,844	Westpac Banking Corp. (Banks)	4,221

132,001	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	3,385

18,840	Woolworths Ltd. (Food & Staples Retailing)	440

		82,991

	Austria — 0.15%

10,569	ANDRITZ AG (Machinery)	398

16,016	Erste Group Bank AG (Banks)	594

21,401	OMV AG (Oil, Gas & Consumable Fuels)	1,043

10,924	Raiffeisen Bank International AG (Banks)	256

16,807	Voestalpine AG (Metals & Mining)	519

		2,810

	Belgium — 0.45%

6,750	Ageas (Insurance)	351

68,653	Anheuser-Busch InBev N.V. (Beverages)	6,073

9,362	Belgacom SA (Diversified Telecommunication Services)	277

8,559	KBC Groep N.V. (Banks)	562

5,418	Solvay SA (Chemicals)	563

7,688	UCB SA (Pharmaceuticals)	637

		8,463

	Bermuda — 0.02%

122,000	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	335

	Brazil — 0.33%

104,382	B3 SA – Brasil Bolsa Balcao (Capital Markets)	1,018

332,484	Petroleo Brasileiro SA, ADR (Oil, Gas & Consumable Fuels)	5,177

		6,195

	Canada — 1.28%

20,713	Canadian Imperial Bank of Commerce (Banks)	1,629

21,921	Canadian National Railway Co. (Road & Rail)	2,027

5,461	Canadian Pacific Railway Ltd. (Road & Rail)	1,285

30,772	Dollarama, Inc. (Multiline Retail)	1,083

1,381,114	Encana Corp. (Oil, Gas & Consumable Fuels)	7,088

161,538	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	6,252

259,198	Manulife Financial Corp. (Insurance)	4,711

		24,075

	Cayman Islands — 0.01%

34,000	Anta Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	235

	China — 1.20%

62,877	Baidu, Inc., ADR (Interactive Media & Services) (a)	7,379

1,004,827	China Merchants Holdings (International) Co. Ltd. (Transportation Infrastructure)	1,710

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	China (continued)

1,251,798	China Mobile Ltd. (Wireless Telecommunication Services)	$11,397

4,900	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	309

13,410	Kweichow Moutai Co. Ltd. (Beverages)	1,926

		22,721

	Denmark — 1.39%

1,879	Carlsberg A/S, Class – B (Beverages)	249

7,216	Coloplast A/S, Class – B (Health Care Equipment & Supplies)	816

46,884	Danske Bank A/S (Banks)	743

26,145	Genmab A/S (Biotechnology) (a)	4,809

6,456	H. Lundbeck A/S (Pharmaceuticals)	256

29,692	ISS A/S (Commercial Services & Supplies)	898

311,946	Novo Nordisk A/S, Class – B (Pharmaceuticals)	15,938

19,443	Pandora A/S (Textiles, Apparel & Luxury Goods)	692

15,757	Simcorp A/S (Software)	1,526

8,820	Tryg A/S (Insurance)	287

		26,214

	Finland — 0.65%

101,922	Fortum Oyj (Electric Utilities)	2,252

26,586	Nokian Renkaat Oyj (Auto Components)	830

302,233	Nordea Bank Abp (Banks)	2,196

22,062	Orion Oyj, Class – B (Pharmaceuticals)	809

35,853	Sampo Oyj, Class – A (Insurance)	1,692

122,952	Stora Enso Oyj, R Shares (Paper & Forest Products)	1,446

113,234	UPM-Kymmene Oyj (Paper & Forest Products)	3,012

		12,237

	France — 8.08%

27,410	Air France-KLM (Airlines) (a)	263

53,911	Air Liquide SA (Chemicals)	7,538

23,566	Amundi SA (Capital Markets)	1,645

16,538	Atos SE (IT Services)	1,381

155,104	AXA SA (Insurance)	4,072

349,147	BNP Paribas (Banks)	16,548

37,366	Bouygues SA (Construction & Engineering)	1,383

10,618	Capgemini SE (IT Services)	1,320

202,453	Carrefour SA (Food & Staples Retailing)^	3,908

9,240	Casino Guichard-Perrachon SA (Food & Staples Retailing)^	315

2,730	Christian Dior SE (Textiles, Apparel & Luxury Goods)	1,431

12,005	CNP Assurances (Insurance)	272

83,931	Compagnie de Saint-Gobain (Building Products)	3,277

28,118	Compagnie Generale des Etablissements Michelin, Class – B (Auto Components)	3,554

71,114	Credit Agricole SA (Banks)	848

21,400	Danone SA (Food Products)	1,812

29,024	Eiffage SA (Construction & Engineering) (b)	2,868

257,591	Electricite de France SA (Electric Utilities)	3,247

Shares	Security Description	Value (000)

	France (continued)

187,441	ENGIE (Multi-Utilities)	$2,841

27,952	Eutelsat Communications (Media)	522

29,714	Faurecia (Auto Components)	1,378

4,000	Fonciere des Regions (Equity Real Estate Investment Trusts)	419

3,878	Gecina SA (Equity Real Estate Investment Trusts)	580

3,030	Hermes International (Textiles, Apparel & Luxury Goods)	2,184

3,339	Icade (Equity Real Estate Investment Trusts)^	306

5,801	Imerys SA (Construction Materials)	307

28,520	Ingenico Group SA (Electronic Equipment, Instruments & Components)	2,523

14,650	Ipsen SA (Pharmaceuticals)	1,998

3,233	Kering (Textiles, Apparel & Luxury Goods)	1,908

17,216	Klepierre (Equity Real Estate Investment Trusts)	577

10,284	L’Oreal SA (Personal Products)	2,923

64,137	Natixism SA (Capital Markets)	258

210,613	Orange SA (Diversified Telecommunication Services)	3,321

258,979	Peugeot SA (Automobiles)	6,373

32,407	Publicis Groupe (Media)^	1,710

33,921	Renault SA (Automobiles)	2,132

14,592	Safran SA (Aerospace & Defense)	2,134

154,762	Sanofi-Aventis (Pharmaceuticals)	13,371

110,588	Schneider Electric SA (Electrical Equipment)	10,004

10,238	SCOR SE (Insurance)	449

4,609	Societe BIC SA (Commercial Services & Supplies)	351

48,154	Societe Generale (Banks)	1,215

30,814	Suez Environnement Co. (Multi-Utilities)	445

512,336	Total SA (Oil, Gas & Consumable Fuels)^	28,731

11,718	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	1,754

42,848	Valeo SA (Auto Components)	1,395

44,283	Veolia Environnement (Multi-Utilities)	1,078

34,412	Vinci SA (Construction & Engineering)	3,514

		152,383

	Germany — 8.85%

11,320	Adidas AG (Textiles, Apparel & Luxury Goods)	3,502

72,044	Allianz SE (Insurance)	17,371

46,249	Aroundtown SA (Real Estate Management & Development)	381

4,435	Axel Springer AG (Media)	312

270,764	BASF SE (Chemicals)	19,692

109,711	Bayer AG (Pharmaceuticals)	7,608

38,863	Bayerische Motoren Werke AG (Automobiles)	2,872

13,266	Beiersdorf AG (Personal Products)	1,590

21,620	Continental AG (Auto Components)	3,147

58,197	Covestro AG (Chemicals)	2,962

13,290	CTS Eventim AG & Co. KGaA (Entertainment)	618

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Germany (continued)

106,622	Daimler AG, Registered Shares (Automobiles)	$5,945

104,531	Deutsche Boerse AG (Capital Markets)	14,753

87,783	Deutsche Lufthansa AG, Registered Shares (Airlines)	1,505

541,327	Deutsche Post AG (Air Freight & Logistics)	17,803

244,050	Deutsche Telekom AG (Diversified Telecommunication Services)	4,227

3,954	Drillisch AG (Wireless Telecommunication Services)	132

127,798	E.ON AG (Multi-Utilities)	1,386

21,331	Evonik Industries AG (Chemicals)	621

17,712	GEA Group AG (Machinery)	503

2,652	Hannover Rueckversicherung AG (Insurance)	429

17,086	HeidelbergCement AG (Construction Materials)	1,382

7,541	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	502

113,943	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	2,024

20,347	Metro AG (Food & Staples Retailing)	372

16,536	MTU Aero Engines AG (Aerospace & Defense)	3,943

6,454	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	1,617

10,135	Rheinmetall AG (Industrial Conglomerates)	1,242

153,952	SAP SE (Software)	21,100

45,730	Schaeffler AG (Auto Components)	340

73,369	Siemens AG (Industrial Conglomerates)	8,733

29,609	Symrise AG (Chemicals)	2,850

55,886	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	156

79,380	TUI AG (Hotels, Restaurants & Leisure)	779

11,482	Uniper SE (Independent Power and Renewable Electricity Producers)	348

3,826	Volkswagen AG (Automobiles)	656

80,331	Wirecard AG (IT Services)	13,558

		166,961

	Hong Kong — 2.58%

973,118	AIA Group Ltd. (Insurance) (b)	10,510

48,400	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	496

211,005	BOC Hong Kong (Holdings) Ltd. (Banks)	831

588,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers) (a)	—

417,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	3,271

449,500	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	4,434

51,000	CK Infrastructure Holdings Ltd. (Electric Utilities)	416

135,919	CLP Holdings Ltd. (Electric Utilities)	1,497

174,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	414

43,409	Hang Seng Bank Ltd. (Banks)	1,080

Shares	Security Description	Value (000)

	Hong Kong (continued)

147,055	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	$811

236,377	HK Electric Investments Ltd. (Electric Utilities)	242

297,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	471

94,100	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	607

55,000	Hysan Development Co. (Real Estate Management & Development)	284

234,000	Kerry Properties Ltd. (Real Estate Management & Development)	983

511,000	New World Development Co. Ltd. (Real Estate Management & Development)	799

189,000	NWS Holdings Ltd. (Industrial Conglomerates)	389

396,000	PCCW Ltd. (Diversified Telecommunication Services)	229

106,038	Power Assets Holdings Ltd. (Electric Utilities)	763

918,000	Sands China Ltd. (Hotels, Restaurants & Leisure)	4,386

265,839	Sino Land Co. Ltd. (Real Estate Management & Development)	446

127,540	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,164

269,500	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	3,312

53,500	Techtronic Industries Co. (Household Durables)	410

76,200	The Bank of East Asia Ltd. (Banks)	213

223,826	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	2,754

120,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	318

2,944,000	WH Group Ltd. (Food Products)	2,986

81,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	571

68,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	488

894,000	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	2,001

		48,576

	Indonesia — 0.04%

2,631,500	PT Bank Rakyat Indonesia Persero Tbk (Banks)	813

	Ireland (Republic of) — 0.98%

27,186	AIB Group PLC (Banks)	111

31,099	Bank of Ireland Group PLC (Banks)	163

63,972	CRH PLC (Construction Materials)	2,091

112,044	Experian PLC (Professional Services)	3,393

26,154	Grafton Group PLC (Trading Companies & Distributors)	267

75,696	Medtronic PLC (Health Care Equipment & Supplies)	7,372

6,158	Paddy Power PLC (Hotels, Restaurants & Leisure)	463

64,850	Ryanair Holdings PLC, ADR (Airlines) (a)	4,159

17,660	Smurfit Kappa Group PLC (Containers & Packaging)	535

		18,554

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Isle of Man — 0.04%

100,983	GVC Holdings PLC (Hotels, Restaurants & Leisure)	$837

	Israel — 0.24%

4,374	Azrieli Group (Real Estate Management & Development)	294

97,459	Bank Leumi Le (Banks)	705

2,000	CyberArk Software Ltd. (Software) (a)	256

2,443	Elbit Systems Ltd. (Aerospace & Defense)	365

257,539	Israel Chemicals Ltd. (Chemicals)	1,356

163,605	Israel Discount Bank, Class – A (Banks)	668

6,391	Nice Systems Ltd., ADR (Software) (a)	875

		4,519

	Italy — 2.38%

186,344	Assicurazioni Generali SpA (Insurance)	3,508

1,451,784	Enel SpA (Electric Utilities)	10,125

345,144	Eni SpA (Oil, Gas & Consumable Fuels)	5,737

52,147	Fiat DaimlerChrysler Automobiles N.V. (Automobiles)	724

2,349,576	Intesa Sanpaolo SpA (Banks)	5,029

32,824	Mediobanca SpA (Banks)	338

85,944	Poste Italiane SpA (Insurance)	905

299,092	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	1,488

471,000	Telecom Italia SpA (Diversified Telecommunication Services)	244

98,451	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	627

1,316,359	Unicredit SpA (Banks)	16,198

		44,923

	Japan — 17.29%

30,800	Advantest Corp. (Semiconductors & Semiconductor Equipment)	848

6,900	AEON Credit Service Co. Ltd. (Consumer Finance)	111

23,700	Aisin Seiki Co. Ltd. (Auto Components)	818

32,900	ALPS Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	557

49,200	Amada Holdings Co. Ltd. (Machinery)	556

8,300	Aozora Bank Ltd. (Banks)	200

58,115	Asahi Glass Co. Ltd. (Building Products)^	2,013

188,300	Asahi Kasei Corp. (Chemicals)	2,013

90,100	Bridgestone Corp. (Auto Components)^	3,554

33,900	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	642

6,600	CALBEE, Inc. (Food Products)	178

154,967	Canon, Inc. (Technology Hardware, Storage & Peripherals)^	4,538

31,300	Casio Computer Co. Ltd. (Household Durables)	390

2,200	Century Tokyo Leasing Corp. (Diversified Financial Services)	93

47,300	Chubu Electric Power Company, Inc. (Electric Utilities)	664

39,700	Coca-Cola West Co. Ltd. (Beverages)	1,007

66,600	Concordia Financial Group Ltd. (Banks)	249

6,100	Credit Saison Co. Ltd. (Consumer Finance)	72

Shares	Security Description	Value (000)

	Japan (continued)

36,139	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	$772

192,700	Daicel Corp. (Chemicals)	1,718

5,167	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	659

209,100	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	6,111

137	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)	331

65,000	Daiwa Securities Group, Inc. (Capital Markets)	285

65,400	Denso Corp. (Auto Components)	2,758

15,900	Dentsu, Inc. (Media)	556

15,800	Dip Corp. (Interactive Media & Services)	265

39,000	DMG Mori Co. Ltd. (Machinery)	628

122,600	East Japan Railway Co. (Road & Rail)	11,483

12,800	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	291

76,500	Fanuc Ltd. (Machinery)	14,218

92,794	Fuji Heavy Industries Ltd. (Automobiles)	2,260

82,500	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	4,189

29,000	Fujitsu Ltd. (IT Services)	2,027

71,900	Fukuoka Financial Group, Inc. (Banks)	1,317

13,900	Fullcast Holdings Co. Ltd. (Professional Services)	297

42,400	Hino Motors Ltd. (Machinery)	358

4,700	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	526

14,500	Hitachi Capital Corp. (Consumer Finance)	323

16,500	Hitachi Construction Machinery Co. Ltd. (Machinery)	432

10,000	Hitachi High-Technologies Corp. (Electronic Equipment, Instruments & Components)	514

181,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	6,661

31,400	Hitachi Metals Ltd. (Metals & Mining)	356

289,224	Honda Motor Co. Ltd. (Automobiles)	7,480

11,800	HOYA Corp. (Health Care Equipment & Supplies)	907

25,400	Hulic Co. Ltd. (Real Estate Management & Development)	205

28,159	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	852

8,500	IHI Corp. (Machinery)	206

24,200	Iida Group Holdings Co. Ltd. (Household Durables)	392

82,100	Isuzu Motors Ltd. (Automobiles)	938

209,268	ITOCHU Corp. (Trading Companies & Distributors)	4,009

36,100	J. Front Retailing Co. Ltd. (Multiline Retail)	415

31,700	Japan Airlines Co. Ltd. (Airlines)	1,012

105,900	Japan Exchange Group, Inc. (Capital Markets)	1,687

28,000	Japan Post Bank Co. Ltd. (Banks)	285

455,800	Japan Post Holdings Co. Ltd. (Insurance)	5,163

66	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	286

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

95	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	$578

207	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	419

248,197	Japan Tobacco, Inc. (Tobacco)^	5,472

132,100	JFE Holdings, Inc. (Metals & Mining)	1,945

38,245	JS Group Corp. (Building Products)	607

28,083	JSR Corp. (Chemicals)	445

31,100	JTEKT Corp. (Machinery)	378

493,518	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	2,460

66,000	Kajima Corp. (Construction & Engineering)	908

20,900	Kawasaki Heavy Industries Ltd. (Machinery)	493

494,500	KDDI Corp. (Wireless Telecommunication Services)	12,584

134,000	Komatsu Ltd. (Machinery)	3,254

68,100	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	664

3,300	Kose Corp. (Personal Products)	557

47,329	Kuraray Co. Ltd. (Chemicals)^	567

48,000	Kyocera Corp. (Electronic Equipment, Instruments & Components)	3,146

29,800	Kyushu Electric Power Co., Inc. (Electric Utilities)	293

23,800	Kyushu Railway Co. (Road & Rail)	694

8,826	Lawson, Inc. (Food & Staples Retailing)	424

23,800	Maeda Corp. (Construction & Engineering)	191

231,331	Marubeni Corp. (Trading Companies & Distributors)	1,536

8,977	Maruichi Steel Tube Ltd. (Metals & Mining)	250

89,800	Mazda Motor Corp. (Automobiles)	930

66,000	Mebuki Financial Group, Inc. (Banks)	172

186,600	Mitsubishi Chemical Holdings Corp. (Chemicals)	1,307

199,840	Mitsubishi Corp. (Trading Companies & Distributors)	5,281

271,100	Mitsubishi Electric Corp. (Electrical Equipment)	3,584

25,500	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	341

115,200	Mitsubishi Heavy Industries Ltd. (Machinery)	5,025

16,000	Mitsubishi Materials Corp. (Metals & Mining)	456

37,343	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	416

1,099,982	Mitsubishi UFJ Financial Group, Inc. (Banks)	5,239

19,100	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	102

242,726	Mitsui & Co. Ltd. (Trading Companies & Distributors)	3,963

26,900	Mitsui Chemicals, Inc. (Chemicals)	668

1,342,792	Mizuho Financial Group, Inc. (Banks)	1,953

26,000	MS&AD Insurance Group Holdings, Inc. (Insurance)	827

82,600	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	3,719

Shares	Security Description	Value (000)

	Japan (continued)

16,400	Nabtesco Corp. (Machinery)	$458

38,100	NEC Corp. (Technology Hardware, Storage & Peripherals)	1,504

38,500	NGK Insulators Ltd. (Machinery)	563

27,100	Nikkiso Co. Ltd. (Health Care Equipment & Supplies)	362

50,600	Nikon Corp. (Household Durables)	720

103	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	705

13,300	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	338

11,200	Nippon Express Co. Ltd. (Road & Rail)	597

146	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)	337

55,900	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	3,958

119,700	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	2,061

50,200	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	2,339

357,179	Nissan Motor Co. Ltd. (Automobiles)	2,559

35,900	Nitto Denko Corp. (Chemicals)	1,777

12,100	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	261

294	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	452

53,700	Nomura Research Institute Ltd. (IT Services)	864

55,400	NSK Ltd. (Machinery)	495

338,100	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	7,890

93,100	Obayashi Corp. (Construction & Engineering)	920

28,000	OMRON Corp. (Electronic Equipment, Instruments & Components)	1,469

263,800	ORIX Corp. (Diversified Financial Services)	3,943

26,995	Osaka Gas Co. Ltd. (Gas Utilities)	471

58,300	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	1,905

335,300	Panasonic Corp. (Household Durables)	2,801

18,000	Park24 Co. Ltd. (Commercial Services & Supplies)	420

13,500	Pola Orbis Holdings, Inc. (Personal Products)	378

19,900	Raysum Co. Ltd. (Real Estate Management & Development)	184

121,685	Resona Holdings, Inc. (Banks)	508

97,500	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	976

13,100	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	883

8,204	Sankyo Co. Ltd. (Leisure Products)	298

9,500	SBI Holdings, Inc. (Capital Markets)	236

28,100	Sega Sammy Holdings, Inc. (Leisure Products)	342

40,769	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	646

53,400	Sekisui Chemical Co. Ltd. (Household Durables)	804

91,465	Sekisui House Ltd. (Household Durables)	1,507

163,700	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	5,547

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Japan (continued)

40,400	Seven Bank Ltd. (Banks)	$106

3,300	Shimamura Co. Ltd. (Specialty Retail)	247

9,200	Shin-Etsu Chemical Co. Ltd. (Chemicals)	861

18,400	Shionogi & Co. Ltd. (Pharmaceuticals)	1,063

19,800	Showa Denko KK (Chemicals)	586

122,044	Softbank Corp. (Wireless Telecommunication Services)	1,586

31,400	SoftBank Group Corp. (Wireless Telecommunication Services)	1,513

216,900	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	8,391

10,000	Sony Corp. (Household Durables)	526

13,300	Sony Financial Holdings, Inc. (Insurance)	320

221,900	Sumitomo Chemical Co. Ltd. (Chemicals)	1,033

171,500	Sumitomo Corp. (Trading Companies & Distributors)	2,605

111,200	Sumitomo Electric Industries Ltd. (Auto Components)	1,464

60,000	Sumitomo Heavy Industries Ltd. (Machinery)	2,073

34,300	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	1,028

93,200	Sumitomo Mitsui Construction (Construction & Engineering)	518

207,923	Sumitomo Mitsui Financial Group, Inc. (Banks)	7,370

60,100	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	2,184

26,231	Sumitomo Rubber Industries Ltd. (Auto Components)^	304

37,500	SUZUKEN Co. Ltd. (Health Care Providers & Services)	2,204

33,100	T&D Holdings, Inc. (Insurance)	360

57,100	Taisei Corp. (Construction & Engineering)	2,080

200,400	Taiyo Nippon Sanso Corp. (Chemicals)	4,268

617,985	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	21,988

18,900	TDK Corp. (Electronic Equipment, Instruments & Components)	1,472

27,700	Teijin Ltd. (Chemicals)	473

77,400	The Chiba Bank Ltd. (Banks)	379

23,400	The Chugoku Electric Power Company, Inc. (Electric Utilities)	295

180,800	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	2,736

52,300	The Kansai Electric Power Co., Inc. (Electric Utilities)	600

67,700	The Shizuoka Bank Ltd. (Banks)	500

18,300	The Yokohama Rubber Co. Ltd. (Auto Components)^	337

19,000	THK Co. Ltd. (Machinery)	457

33,500	Tohoku Electric Power Co., Inc. (Electric Utilities)	339

38,000	Tokio Marine Holdings, Inc. (Insurance)	1,907

31,300	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	4,400

52,300	Tokyo Fudosan Holdings Corp. (Real Estate Management & Development)	289

Shares	Security Description	Value (000)

	Japan (continued)

36,700	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	$558

37,600	Tosoh Corp. (Chemicals)	530

33,000	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	656

11,300	Toyoda Gosei Co. Ltd. (Auto Components)	221

21,100	Toyota Industries Corp. (Auto Components)	1,164

183,000	Toyota Motor Corp. (Automobiles)	11,359

31,500	Toyota Tsusho Corp. (Trading Companies & Distributors)	957

18,500	Trend Micro, Inc. (Software)	827

224	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	376

31,800	USS Co. Ltd. (Specialty Retail)	628

19,700	UT Group Co. Ltd. (Professional Services)	482

5,700	West Japan Railway Co. (Road & Rail)	461

401,000	Yahoo Japan Corp. (Interactive Media & Services)	1,180

93,200	Yamada Denki Co. Ltd. (Specialty Retail)^	413

41,000	Yamaha Motor Co. Ltd. (Automobiles)^	731

34,000	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	669

		326,075

	Jersey — 0.51%

1,994,853	Glencore International PLC (Metals & Mining)	6,902

217,865	WPP PLC (Media)	2,744

		9,646

	Luxembourg — 0.10%

14,850	ArcelorMittal (Metals & Mining)	266

8,994	Millicom International Cellular SA (Wireless Telecommunication Services)	507

4,870	RTL Group (Media)	249

55,636	SES – FDR, Class – A (Media)	869

		1,891

	Netherlands — 3.69%

19,199	ABN AMRO Group N.V. (Banks)	411

3,005	Adyen N.V. (IT Services) (a)(b)	2,317

81,329	AEGON N.V. (Insurance)	404

70,753	Airbus Group N.V. (Aerospace & Defense)	10,010

80,169	Akzo Nobel N.V. (Chemicals)	7,531

5,166	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	1,075

15,569	Euronext N.V. (Capital Markets)	1,178

8,125	Exor N.V. (Diversified Financial Services)	569

1,334,293	ING Groep N.V. (Banks)	15,453

211,740	Koninklijke (Royal) KPN N.V. (Diversified Telecommunication Services)	650

239,359	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	5,372

29,605	Koninklijke DSM N.V. (Chemicals)	3,652

8,411	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	387

14,536	NN Group N.V. (Insurance)	584

14,484	Randstad Holding N.V. (Professional Services)	795

21,429	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	380

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Netherlands (continued)

260,255	Unilever N.V. (Personal Products)	$15,808

42,449	Wolters Kluwer N.V. (Professional Services)	3,087

		69,663

	New Zealand — 0.02%

15,736	Auckland International Airport Ltd. (Transportation Infrastructure)	104

32,615	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	104

82,598	Telecom Corporation of New Zealand Ltd. (Diversified Telecommunication Services)	222

		430

	Norway — 0.72%

31,154	Aker BP ASA (Oil, Gas & Consumable Fuels)	899

67,939	DNB ASA (Banks)	1,266

275,460	Equinor ASA (Oil, Gas & Consumable Fuels)	5,467

15,606	Gjensidige Forsikring ASA (Insurance)	315

74,429	Marine Harvest ASA (Food Products)	1,742

16,710	Salmar ASA (Food Products)	728

146,707	Telenor ASA (Diversified Telecommunication Services)	3,118

		13,535

	Portugal — 0.10%

513,297	EDP – Energias de Portugal SA (Electric Utilities)	1,950

	Russia — 0.09%

74,393	MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	1,689

	Singapore — 1.16%

523,600	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	1,208

541,209	CapitaCommercial Trust (Equity Real Estate Investment Trusts)	869

529,500	CapitaMall Trust (Equity Real Estate Investment Trusts)	1,030

414,900	China Sunsine Chemical Holdings Ltd. (Chemicals)	350

802,600	ComfortDelGro Corp. Ltd. (Road & Rail)	1,579

311,600	DBS Group Holdings Ltd. (Banks)	5,986

87,700	Singapore Exchange Ltd. (Capital Markets)	514

449,047	Singapore Press Holdings Ltd. (Media)	810

1,566,210	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	4,055

497,980	Suntec REIT (Equity Real Estate Investment Trusts)	715

107,200	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	1,295

3,045,400	Yangzijiang Shipbuilding Holdings Ltd. (Machinery)	3,451

		21,862

	South Korea — 0.95%

190,205	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	7,747

13,395	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	1,847

Shares	Security Description	Value (000)

	South Korea (continued)

36,836	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	$8,264

		17,858

	Spain — 1.65%

42,527	Amadeus IT Holding SA, A Shares (IT Services)	3,369

808,491	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,508

1,100,804	Banco Santander SA (Banks)	5,102

89,121	Bankia SA (Banks)	210

1,321,933	CaixaBank SA (Banks)	3,790

89,829	Corporacion Mapfre (Insurance)	263

40,524	Enagas (Oil, Gas & Consumable Fuels)	1,081

28,552	Endesa (Electric Utilities)	734

27,021	Gas Natural SDG SA (Gas Utilities)	744

104,142	Iberdrola SA (Electric Utilities)	1,037

68,464	Industria de Diseno Textil SA (Specialty Retail)	2,059

38,731	Red Electrica Corp. (Electric Utilities)	806

249,395	Repsol SA (Oil, Gas & Consumable Fuels)	3,913

418,045	Telefonica SA (Diversified Telecommunication Services)	3,437

		31,053

	Sweden — 1.59%

68,894	Atlas Copco AB, A Shares (Machinery)	2,209

70,419	Boliden AB (Metals & Mining)	1,805

64,502	Electrolux AB, B Shares (Household Durables)	1,654

27,468	Evolution Gaming Group AB (Hotels, Restaurants & Leisure)	544

19,640	Granges AB (Metals & Mining)	225

272,133	Hennes & Mauritz AB, B Shares (Specialty Retail)	4,838

15,719	Kinnevik AB (Diversified Financial Services)	409

12,914	Nordic Entertainment Group AB, Class – B (Media)	303

160,068	Skandinaviska Enskilda Banken AB, Class – A (Banks)	1,483

88,185	Skanska AB, B Shares (Construction & Engineering)	1,594

116,130	SKF AB, B Shares (Machinery)	2,139

148,514	Svenska Handelsbanken AB, A Shares (Banks)	1,466

91,386	Swedbank AB, A Shares (Banks)	1,376

63,058	Tele2 AB, B Shares (Wireless Telecommunication Services)	921

369,235	TeliaSonera AB (Diversified Telecommunication Services)	1,638

470,378	Volvo AB, B Shares (Machinery)	7,478

		30,082

	Switzerland — 8.01%

987,213	ABB Ltd., Registered Shares (Electrical Equipment)	19,800

36,157	Adecco SA, Registered Shares (Professional Services)	2,174

8,004	Alcon, Inc. (Health Care Equipment & Supplies) (a)	494

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Switzerland (continued)

1,497,448	Aryzta AG (Food Products) (a)	$1,721

4,122	Baloise Holding AG, Registered Shares (Insurance)	730

45,152	Clariant AG (Chemicals)	919

20,806	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	1,769

9,977	Dufry AG (Specialty Retail)	846

1,825	EMS-Chemie Holding AG, Registered Shares (Chemicals)	1,185

44,489	Idorsia Ltd. (Biotechnology) (a)(b)	1,018

12,561	Julius Baer Group Ltd. (Capital Markets)	560

12,066	Kuehne & Nagel International Ltd. (Marine)	1,793

110,920	LafargeHolcim Ltd., Registered Shares (Construction Materials)	5,426

11,094	Lonza Group AG (Life Sciences Tools & Services)	3,747

139,169	Nestle SA (Food Products)	14,413

415,147	Novartis AG, Registered Shares (Pharmaceuticals)	37,916

2,378	Pargesa Holding SA (Diversified Financial Services)	183

3,576	Partners Group Holding AG (Capital Markets)	2,813

120,130	Roche Holding AG (Pharmaceuticals)	33,793

1,207	SGS SA, Registered Shares (Professional Services)	3,078

3,342	Sika AG, Registered Shares (Chemicals)	571

2,878	Swiss Life Holding AG (Insurance)	1,427

8,577	Swiss Prime Site AG (Real Estate Management & Development)	749

25,882	Swiss Re AG (Insurance)	2,631

2,930	Swisscom AG (Diversified Telecommunication Services)	1,472

14,301	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	775

6,758	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	1,938

219,988	UBS Group AG (Capital Markets)	2,616

12,857	Zurich Financial Services AG (Insurance)	4,476

		151,033

	United Kingdom — 17.43%

13,605	Admiral Group PLC (Insurance)	381

156,709	Amcor Ltd. (Containers & Packaging)	1,783

68,456	Anglo American PLC (Metals & Mining)	1,955

43,097	Aon PLC (Insurance)	8,317

72,780	Associated British Foods PLC (Food Products)	2,278

114,693	AstraZeneca PLC (Pharmaceuticals)	9,374

158,158	Auto Trader Group PLC (Interactive Media & Services)	1,101

31,195	Aveva Group PLC (Software)	1,600

1,349,751	Aviva PLC (Insurance)	7,148

549,839	BAE Systems PLC (Aerospace & Defense)	3,455

1,286,920	Balfour Beatty PLC (Construction & Engineering)	3,957

5,532,621	Barclays PLC (Banks)	10,521

Shares	Security Description	Value (000)

	United Kingdom (continued)

181,193	Barratt Developments PLC (Household Durables)	$1,318

3,199,341	BP PLC (Oil, Gas & Consumable Fuels)	22,285

654,565	British American Tobacco PLC (Tobacco)	22,851

86,706	British Land Co. PLC (Equity Real Estate Investment Trusts)	593

84,516	Britvic PLC (Beverages)	953

753,464	BT Group PLC (Diversified Telecommunication Services)	1,884

28,323	Burberry Group PLC (Textiles, Apparel & Luxury Goods)	671

61,139	Carnival PLC (Hotels, Restaurants & Leisure)	2,690

505,144	Centrica PLC (Multi-Utilities)	563

113,150	Cineworld Group PLC (Entertainment)	364

4,298,984	Cobham PLC (Aerospace & Defense) (a)	5,817

22,707	Compass Group PLC (Hotels, Restaurants & Leisure)	544

96,276	Direct Line Insurance Group PLC (Insurance)	406

66,317	Dunelm Group PLC (Specialty Retail)	775

28,604	easyJet PLC (Airlines)	346

397	Ferguson PLC (Trading Companies & Distributors)	28

267,170	G4S PLC (Commercial Services & Supplies)	707

9,259	Games Workshop Group PLC (Leisure Products)	583

713,112	GlaxoSmithKline PLC (Pharmaceuticals)	14,292

209,572	Howden Joinery Group PLC (Trading Companies & Distributors)	1,349

1,330,069	HSBC Holdings PLC (Banks)	11,100

326,337	Imperial Tobacco Group PLC (Tobacco)	7,656

271,450	International Consolidated Airlines Group SA (Airlines)^	1,643

33,450	Investec PLC (Capital Markets)	217

643,577	ITV PLC (Media)	882

308,584	J Sainsbury PLC (Food & Staples Retailing)	767

123,761	John Wood Group PLC (Energy Equipment & Services)	712

98,839	Johnson Matthey PLC (Chemicals)	4,178

45,779	Kazakhmys PLC (Metals & Mining)	352

374,438	Kingfisher PLC (Specialty Retail)	1,020

65,772	Land Securities Group PLC (Equity Real Estate Investment Trusts)	697

394,188	Legal & General Group PLC (Insurance)	1,350

144,852	Linde PLC (Chemicals)	29,088

14,096,403	Lloyds Banking Group PLC (Banks)	10,122

64,226	London Stock Exchange Group (Capital Markets)	4,475

354,801	Marks & Spencer Group PLC (Multiline Retail)	948

204,210	Micro Focus International PLC (Software)	5,370

314,127	National Grid PLC (Multi-Utilities)	3,340

57,646	Persimmon PLC (Household Durables)	1,464

590,608	Prudential PLC (Insurance)	12,892

188,098	RELX PLC (Professional Services)	4,561

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	United Kingdom (continued)

114,284	Rentokil Initial PLC (Commercial Services & Supplies)	$577

75,589	Rightmove PLC (Interactive Media & Services)	514

271,528	Rio Tinto PLC (Metals & Mining)	16,802

867,604	Rolls-Royce Holdings PLC (Aerospace & Defense)	9,267

1,086,139	Royal Bank of Scotland Group PLC (Banks)	3,029

504,996	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	16,479

540,962	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	17,722

20,687	Severn Trent PLC (Water Utilities)	538

614,441	SSE PLC (Electric Utilities)	8,756

23,732	St. James Place PLC (Capital Markets)	331

111,511	Standard Life Aberdeen PLC (Diversified Financial Services)	417

237,597	Tate & Lyle PLC (Food Products)	2,227

596,613	Taylor Wimpey PLC (Household Durables)	1,197

60,909	United Utilities Group PLC (Water Utilities)	606

6,798,067	Vodafone Group PLC (Wireless Telecommunication Services)	11,140

14,430	WH Smith PLC (Specialty Retail)	361

26,052	Willis Towers Watson PLC (Insurance)	4,990

		328,676

	United States — 0.62%

2,076	Alphabet, Inc., Class – A (Interactive Media & Services) (a)	2,248

2,012	Alphabet, Inc., Class – C (Interactive Media & Services) (a)	2,175

2,375	Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	4,497

32,240	Intercontinental Exchange Group, Inc. (Capital Markets)	2,771

		11,691

	Total Common Stocks	1,640,976

	Preferred Stocks — 1.55%

	Brazil — 0.28%

742,280	Petroleo Brasileiro SA – Preferred (Oil, Gas & Consumable Fuels)	5,299

	Germany — 1.27%

6,532	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	405

18,086	Porsche Automobil Holding SE – Preferred (Automobiles)	1,171

131,721	Volkswagen AG – Preferred (Automobiles)	22,182

		23,758

	Total Preferred Stocks	29,057

	Right — 0.00%

	United Kingdom — 0.00%

68,073,451	Rolls-Royce Holdings PLC – Preferred (Aerospace & Defense)	86

	Total Right	86

Shares	Security Description	Value (000)

	Investment Companies — 8.75%

150,415	Aberdeen Japan Investment Trust PLC	$1,069

95,437	Aberforth Smaller Companies Trust PLC	1,469

47,500	Argo Investments Ltd.	271

102,761	Australian Foundation Investment Co. Ltd.	451

1,437,497	Baillie Gifford UK Growth Fund PLC	3,453

219,906	Biotech Growth Trust PLC (The)	2,130

61,200	BlackRock Enhanced Global Dividend Trust	657

166,052	BlackRock International Growth Fund	933

431,357	BlackRock World Mining Trust PLC	2,056

1,841,681	Dreyfus Treasury Securities Cash Management, Institutional Shares, 2.10% (c)	1,842

227,464	Dunedin Income Growth Investment Trust PLC	793

363,425	Edinburgh Dragon Trust PLC	1,882

385,010	Edinburgh Investment Trust PLC	2,842

1,009,729	European Assets Trust PLC	1,448

428,708	European Investment Trust PLC	4,482

3,168,284	Federated Treasury Obligations Fund, Institutional Shares, 2.22%^^ (c)	3,168

1,531,855	Fidelity European Values PLC	4,874

47,931	First Trust Dynamic Europe Equity Income Fund	672

218,000	Henderson European Focus Trust PLC	3,407

131,745	Henderson EuroTrust PLC	1,915

545,024	Japan Smaller Capitalization Fund, Inc.	4,637

575,684	JPMorgan European Investment Trust PLC – Growth	2,175

769,436	JPMorgan European Smaller Companies Trust PLC	3,595

739,097	JPMorgan Japan Smaller Companies Investment Trust, Ordinary Shares	3,609

832,201	JPMorgan Japanese Investment Trust PLC	4,655

588,132	Mercantile Investment Trust PLC	1,534

64,745	Mexico Fund, Inc. (The)	890

78,464	Milton Corp Ltd.	260

106,152	Morgan Stanley China Fund, Inc.	2,308

467,090	Neuberger Berman MLP Income Fund, Inc.	3,508

160,196	New Germany Fund, Inc. (The)	2,272

197,596	NexPoint Credit Strategies	3,738

779,273	Oakley Capital Investments Ltd.	2,266

849,096	Perpetual Income & Growth Investment Trust	3,308

2,391,719	PM Capital Global Opportunities Fund Ltd.	1,842

1,071,139	Polar Capital Global Financials Trust PLC	1,897

115,132	Riverstone Energy Ltd.	1,259

1,280,129	Schroder Japan Growth Fund PLC	2,980

67,688,760	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (c)	67,689

2,659,534	State Street Institutional U.S. Government Money Market Fund, Administrative Class, 2.05% (c)	2,660

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Investment Companies (continued)

68,042	Tekla Healthcare Investors Fund	$1,366

237,084	TR European Growth Trust PLC	2,686

270,000	Vietnam Enterprise Investments Ltd.	1,495

99,290	Voya Infrastructure Industrials and Materials Fund	1,236

1,934,616	Woodford Patient Capital Trust PLC	1,376

	Total Investment Companies	165,055

Principal Amount (000)

	Repurchase Agreement — 0.23%

$4,413	Jefferies LLC, 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $4,414,392 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $4,501,755)^^	4,413

	Total Repurchase Agreement	4,413

	Total Investments (cost $1,713,951) — 97.53%	1,839,587
	Other assets in excess of liabilities — 2.47%	46,589

	Net Assets — 100.00%	$1,886,176

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $23,830 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Institutional International Equity Portfolio	Artisan Partners LP	Cadence Capital Management, LLC	Causeway Capital Management LLC	City of London Investment Management Company, Ltd.	Lazard Asset Management LLC	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	11.93%	42.12%	18.73%	—	14.22%	—	—	87.00%
Preferred Stocks	0.28%	0.29%	0.98%	—	—	—	—	1.55%
Right	—	—	0.00%	—	—	—	—	0.00%
Investment Companies	—	0.19%	—	4.86%	0.21%	3.48%	0.01%	8.75%
Repurchase Agreement	—	0.13%	—	—	0.10%	—	—	0.23%
Other Assets (Liabilities)	0.74%	0.39%	0.54%	(0.01)%	(0.07)%	0.88%	0.00%	2.47%

Total Net Assets	12.95%	43.12%	20.25%	4.85%	14.46%	4.36%	0.01%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2019

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	847	9/20/19	$81,452	$1,257

			$81,452	$1,257

	Total Unrealized Appreciation			$1,257
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$1,257

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks — 92.87%

	Argentina — 0.24%

101,072	Grupo Financiero Galicia SA, ADR (Banks)	$3,588

	Bermuda — 0.38%

9,361,733	Beijing Enterprises Water Group Ltd. (Water Utilities) (a)	5,564

	Brazil — 6.27%

1,571,900	Ambev SA (Beverages)	7,325

80,700	B2W CIA Digital (Internet & Direct Marketing Retail) (b)	688

356,900	B3 SA – Brasil Bolsa Balcao (Capital Markets)	3,482

816,770	Banco Bradesco SA (Banks)	7,116

871,900	Banco do Brasil SA (Banks)	12,249

701,750	BB Seguridade Participacoes SA (Insurance)	5,918

454,500	BRF SA (Food Products) (b)	3,495

69,300	Centrais Electricas Brasileiras SA (Electric Utilities)	636

405,000	Companhia Siderurgica Nacional SA (CSN) (Metals & Mining)	1,763

137,400	Embraer SA (Aerospace & Defense)	695

686,500	Itau Unibanco Holding SA (Banks)	6,484

57,600	JBS SA (Food Products)	318

685,600	Klabin SA (Containers & Packaging)	2,920

53,300	Localiza Rent A Car SA (Road & Rail) (a)	569

190,740	Lojas Renner SA (Multiline Retail)	2,343

38,000	Magazine Luiza SA (Multiline Retail) (a)	2,090

220,000	Natura Cosmeticos SA (Personal Products)	3,237

830,600	Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	6,495

384,900	Raia Drogasil SA (Food & Staples Retailing)	7,629

581,900	Rumo SA (Road & Rail) (a)(b)	3,142

96,500	Suzano Papel e Celulose SA (Paper & Forest Products)	826

715,100	Tim Participacoes SA (Wireless Telecommunication Services)	2,166

688,700	Vale SA (Metals & Mining)	9,295

196,900	WEG SA (Machinery)	1,095

		91,976

	Cayman Islands — 0.50%

40,500	Ctrip.com International, ADR (Internet & Direct Marketing Retail) (b)	1,495

2,073,000	Geely Automobile Holdings Ltd. (Automobiles)	3,554

62,000	Kingsoft Corp. Ltd. (Software) (a)(b)	134

22,000	New Oriental Education & Technology Group, Inc., ADR (Diversified Consumer Services) (b)	2,125

		7,308

	Chile — 0.59%

16,449	Banco de Credito e Inversiones SA (Banks)	1,135

1,022,816	Empresas CMPC SA (Paper & Forest Products)	2,808

9,436,244	Enersis Chile SA (Electric Utilities)	897

13,750,484	Enersis SA (Electric Utilities)	2,427

77,887	LATAM Airlines Group SA (Airlines)	733

104,319	S.A.C.I. Falabella (Multiline Retail)	681

		8,681

Shares	Security Description	Value (000)

	China — 22.90%

263,765	360 Security Technology, Inc., Class – A (Software) (b)	$823

24,100	58.com, Inc., ADR (Interactive Media & Services) (b)	1,498

12,829,000	Agricultural Bank of China Ltd., H Shares (Banks)	5,369

118,000	Air China Ltd. (Airlines)	119

305,970	Alibaba Group Holding Ltd., ADR (Internet & Direct Marketing Retail) (b)	51,847

314,000	Aluminum Corporation of China Ltd., H Shares (Metals & Mining) (b)	112

8,900	Autohome, Inc., ADR (Interactive Media & Services) (b)	762

97,600	Avic Shenyang Aircraft Co. Ltd. (Aerospace & Defense) (b)	413

186,000	BAIC Motor Corp. Ltd. (Automobiles) (a)	117

48,678	Baidu, Inc., ADR (Interactive Media & Services) (b)	5,713

18,657,100	Bank of China Ltd., H Shares (Banks)	7,873

5,579,000	Bank of Communications Co. Ltd., H Shares (Banks)	4,236

3,400	Baozun, Inc., ADR (Internet & Direct Marketing Retail)^ (b)	170

2,424,750	Beijing Dabeinong Technology Group Co Ltd., Class – A (Food Products)	1,871

152,400	Beijing Shiji Information Technology Co. Ltd. (Software)	805

122,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	135

109,053	BYD Co. Ltd. (Automobiles)	807

194,500	BYD Electronic International Co. Ltd. (Communications Equipment)	278

2,828,000	China Communications Services Corp. Ltd., H Shares (Diversified Telecommunication Services)	2,193

1,259,000	China Conch Venture Holdings Ltd. (Machinery)	4,448

24,794,350	China Construction Bank Corp., H Shares (Banks)	21,375

1,641,000	China Everbright Bank Co. Ltd., H Shares (Banks)	752

978,337	China Evergrande Group (Real Estate Management & Development)	2,741

3,712,000	China Life Insurance Co. Ltd., H Shares (Insurance)	9,175

22,400	China Literature Ltd. (Media) (a)(b)	105

27,000	China Merchants Bank Co. Ltd. (Banks)	142

1,427,000	China Merchants Bank Co. Ltd., H Shares (Banks)	7,082

654,000	China Merchants Holdings (International) Co. Ltd. (Transportation Infrastructure)	1,113

109,224	China Mobile Ltd., ADR (Wireless Telecommunication Services)	4,947

989,500	China Mobile Ltd. (Wireless Telecommunication Services) (a)	9,008

197,450	China Northern Rare Earth Group High-Tech Co. Ltd. (Metals & Mining)	370

805,400	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	549

1,254,000	China Resources Cement Holdings Ltd. (Construction Materials) (a)	1,214

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	China (continued)

1,000,000	China Resources Land Ltd. (Real Estate Management & Development)	$4,402

1,370,143	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	1,999

697,500	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	1,461

162,000	China Southern Airlines Co. Ltd., H Shares (Airlines)	113

1,214,000	China Tower Corp. Ltd. (Diversified Telecommunication Services) (a)	319

304,900	China Vanke Co. Ltd., H Shares (Real Estate Management & Development)	1,143

485,000	Chongqing Rural Commercial Bank Co. Ltd., H Shares (Banks)	264

192,000	Cifi Holdings Group Co. Ltd. (Real Estate Management & Development)	127

3,170,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	5,407

177,000	Cosco Shipping Holdings Co. Ltd. (Marine) (b)	130

3,599,000	Country Garden Holdings Co. Ltd. (Real Estate Management & Development) (a)	5,471

413,678	Country Garden Services Holdings Co. Ltd., Series S (Commercial Services & Supplies) (a)	956

511,700	ENN Energy Holdings Ltd. (Gas Utilities)	4,980

133,400	Focus Media Information Technology Co. Ltd. (Technology Hardware, Storage & Peripherals) (b)	103

18,200	Foshan Haitian Flavouring & Food Co. Ltd. (Food Products)	279

142,000	Future Land Development Holdings Ltd. (Real Estate Management & Development) (a)	187

2,284,000	Fuyao Glass Industry Group Co. Ltd. (Auto Components)	7,093

18,700	GDS Holdings Ltd., ADR (IT Services) (b)	703

78,000	Genscript Biotech Corp. (Life Sciences Tools & Services)^ (a)(b)	196

164,500	Great Wall Motor Co. Ltd., H Shares (Automobiles)^	118

19,100	Gree Electric Appliances, Inc. of Zhuhai (Household Durables)	154

598,000	Guangzhou Automobile Group Co. Ltd., H Shares (Automobiles)	639

100,900	Iflytek Co. Ltd. (Software) (b)	489

22,635,440	Industrial & Commercial Bank of China Ltd., H Shares (Banks)	16,523

11,100	iQiyi, Inc., ADR (Entertainment) (b)	229

140,900	JD.com, Inc., ADR (Internet & Direct Marketing Retail) (b)	4,268

1,516,000	Jiangsu Expressway Co. Ltd., H Shares (Transportation Infrastructure)	2,158

230,703	Jiangsu Hengrui Medicine Co. Ltd. (Pharmaceuticals)	2,220

376,000	Kaisa Group Holdings Ltd. (Real Estate Management & Development)	186

572,000	Kingdee International Software Group Co. Ltd. (Software) (a)	620

Shares	Security Description	Value (000)

	China (continued)

203,210	Luxshare Precision Industry Co. Ltd. (Electrical Equipment)	$737

181,800	Meinian Onehealth Healthcare Holdings Co. Ltd. (Health Care Providers & Services)	331

352,500	Meitu, Inc. (Technology Hardware, Storage & Peripherals)^ (a)(b)	114

29,200	Meituan Dianping (Internet & Direct Marketing Retail) (b)	256

562,121	Midea Group Co. Ltd., Class – A (Household Durables)	4,260

34,300	Momo, Inc., ADR (Interactive Media & Services)	1,228

8,139	NetEase, Inc., ADR (Entertainment)	2,082

5,300	Noah Holdings Ltd., ADR (Capital Markets) (b)	226

77,290	O-FILM Tech Co. Ltd. (Electronic Equipment, Instruments & Components) (b)	89

42,100	Perfect World Co. Ltd., Class – A (Entertainment)	158

12,550,000	PetroChina, H Shares (Oil, Gas & Consumable Fuels)	6,920

8,621	Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (b)	178

1,880,500	Ping An Insurance (Group) Company of China Ltd. (Insurance)	22,614

125,800	Rongsheng Petro Chemical Co. Ltd., Class – A (Chemicals)	221

2,803,500	Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment)^ (b)	3,125

92,538	Shandong Buchang Pharmaceuticals Co Ltd., Class – A (Pharmaceuticals)	348

181,000	Shanghai Industrial Holdings Ltd. (Industrial Conglomerates)	392

2,578,000	Shanghai Pharmaceuticals Holding Co. Ltd., H Shares (Health Care Providers & Services)	5,068

873,000	Shimao Property Holdings Ltd. (Real Estate Management & Development)	2,660

1,147,500	SOHO China Ltd. (Real Estate Management & Development)	406

88,865	Songcheng Performance Development Co. Ltd., Class – A (Hotels, Restaurants & Leisure)	300

23,800	Spring Airlines Co. Ltd., Class – A (Airlines)	155

110,000	Sunac China Holdings Ltd. (Real Estate Management & Development) (a)	540

52,900	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	547

76,200	TAL Education Group, ADR (Diversified Consumer Services) (b)	2,903

1,380,650	Tencent Holdings Ltd. (Interactive Media & Services) (a)	62,463

15,400	Tencent Music Entertainment Group, ADR (Entertainment)^ (b)	231

126,381	Tianqi Lithium Corp. (Chemicals)	466

56,563	Vipshop Holdings Ltd., ADR (Internet & Direct Marketing Retail) (b)	488

495,575	Walvax Biotechnology Co Ltd., Class – A (Biotechnology) (b)	2,049

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	China (continued)

8,500	Weibo Corp., ADR (Interactive Media & Services) (b)	$370

26,500	Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(b)	237

170,000	Xiaomi Corp. (Technology Hardware, Storage & Peripherals)^ (a)(b)	218

39,000	Yihai International Holdings (Food Products)	202

140	Yonyou Network Technology Co. Ltd. (Software)	1

8,800	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	148

1,094,000	Zhejiang Expressway Co. Ltd., H Shares (Transportation Infrastructure)	1,153

63,500	Zhongsheng Group Holdings Ltd. (Specialty Retail)	177

50,300	ZTE Corp. (Communications Equipment) (b)	240

12,800	Zto Express Cayman, Inc., ADR (Air Freight & Logistics)	245

		335,645

	Colombia — 0.30%

4,781,233	Ecopetrol SA (Oil, Gas & Consumable Fuels)	4,348

	Czech Republic — 0.05%

225,688	Moneta Money Bank A/S (Banks) (a)	774

	Egypt — 0.20%

658,531	Commercial International Bank Egypt SAE (Banks)	2,917

	Greece — 0.29%

292,502	Hellenic Telecommunication Organization SA (Diversified Telecommunication Services)	4,323

	Hong Kong — 3.12%

1,752,000	AIA Group Ltd. (Insurance)	18,920

6,640,000	Alibaba Pictures Group Ltd. (Entertainment) (b)	1,428

144,000	China Ding Yi Feng Holdings Ltd. (Capital Markets)	426

1,745,182	China Everbright International Ltd. (Commercial Services & Supplies)	1,612

2,062,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	7,611

72,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals) (a)	116

3,842,500	Dali Foods Group Co. Ltd. (Food Products)	2,550

1,172,000	Far East Horizon Ltd. (Diversified Financial Services) (a)	1,199

2,368,000	Franshion Properties China Ltd. (Real Estate Management & Development) (a)	1,440

10,347,500	Fullshare Holdings Ltd. (Electrical Equipment)^ (b)	643

62,400	Guangzhou R&F Properties Co. Ltd., H Shares (Real Estate Management & Development)	120

592,500	Hengan International Group Co. Ltd. (Personal Products)	4,363

Shares	Security Description	Value (000)

	Hong Kong (continued)

25,200	Hutchison China Meditech Ltd., ADR (Pharmaceuticals)^ (b)	$555

117,000	KWG Group Holdings Ltd. (Real Estate Management & Development)	119

1,384,500	Samsonite International SA (Textiles, Apparel & Luxury Goods)	3,186

150,000	Sino Biopharmaceutiical Ltd. (Pharmaceuticals)	153

678,000	Sino-Ocean Land Holdings Ltd. (Real Estate Management & Development)	288

4,500,000	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	1,020

		45,749

	Hungary — 0.64%

228,298	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	2,537

86,621	OTP Bank Nyrt PLC (Banks)	3,453

185,903	Richter Gedeon Nyrt (Pharmaceuticals)	3,428

		9,418

	India — 10.13%

876,877	Adani Ports and Special Economic Zone Ltd. (Transportation Infrastructure)	5,211

319,100	Ambuja Cements Ltd. (Construction Materials)	984

265,087	Aurobindo Pharma Ltd. (Pharmaceuticals) (a)	2,336

88,627	Avenue Supermarts Ltd. (Food & Staples Retailing) (a)(b)	1,794

387,549	Axis Bank Ltd. (Banks)	4,539

63,617	Bajaj Auto Ltd. (Automobiles)	2,606

43,704	Bajaj Finance Ltd. (Consumer Finance) (a)	2,330

8,504	Bajaj Finserv Ltd. (Insurance)	1,050

243,767	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	1,381

11,337	Britannia Industries Ltd. (Food Products)	451

8,842,285	Chennai Super Kings Cricket Ltd. (Entertainment) (b)	—

1,201,162	Coal India Ltd. (Oil, Gas & Consumable Fuels)	4,416

184,702	Dr. Reddy’s Laboratories Ltd., ADR (Pharmaceuticals)	6,921

1,202	Eicher Motors Ltd. (Automobiles) (a)	333

239,866	GAIL India Ltd. (Gas Utilities)	1,084

66,845	HCL Technologies Ltd. (IT Services)	1,031

119,232	Hero MotoCorp Ltd. (Automobiles)	4,460

786,325	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	24,971

1,220,719	ICICI Bank Ltd. (Banks)	7,728

77,142	Indiabulls Housing Finance Ltd. (Thrifts & Mortgage Finance)	679

389,156	Infosys Ltd. (IT Services)	4,154

1,317,147	ITC Ltd. (Tobacco) (a)	5,224

760,059	Mahindra & Mahindra Ltd. (Automobiles)	7,216

837,768	NTPC Ltd. (Independent Power and Renewable Electricity Producers) (a)	1,716

562,281	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	1,367

19,352	Pidilite Industries Ltd. (Chemicals)	340

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	India (continued)

546,399	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels) (b)	$9,917

136,393	Rural Electrification Corp. Ltd. (Diversified Financial Services)	326

382,804	Sesa Sterlite Ltd. (Metals & Mining)	967

5,607	Shree Cement Ltd. (Construction Materials)	1,771

1,384,651	State Bank of India (Banks) (a)(b)	7,247

630,159	Tata Consultancy Services Ltd. (IT Services) (a)	20,337

226,883	Tata Power Co. Ltd. (Electric Utilities)	227

499,758	Tata Steel Ltd. (Metals & Mining)	3,653

19,873	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	384

41,901	Ultra Tech Cement Ltd. (Construction Materials)	2,764

222,144	United Spirits Ltd. (Beverages) (b)	1,883

1,127,086	Wipro Ltd. (IT Services) (a)	4,589

		148,387

	Indonesia — 2.24%

687,800	Indah Kiat Pulp & Paper TBK (Paper & Forest Products)	457

286,100	Pabrik Kertas Tjiwi (Paper & Forest Products)	255

1,627,800	PT Astra International Tbk (Automobiles)	859

2,398,000	PT Bank Central Asia Tbk (Banks)	5,090

16,210,000	PT Bank Rakyat Indonesia Persero Tbk (Banks)	5,005

2,244,400	PT Charoen Pokphand Indonesia Tbk (Food Products)	752

436,600	PT Indocement Tunggal Prakarsa Tbk (Construction Materials)	617

2,506,800	PT Indofood Sukses Makmur Tbk (Food Products)	1,247

64,342,700	PT Kalbe Farma Tbk (Pharmaceuticals)	6,646

3,254,500	PT Perusahaan Gas Negara Tbk (Gas Utilities)	486

913,200	PT Semen Gresik (Persero) Tbk (Construction Materials)	748

29,998,350	PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services) (a)	8,794

967,300	PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	1,930

		32,886

	Japan — 0.55%

166,700	SoftBank Group Corp. (Wireless Telecommunication Services)	8,030

	Malaysia — 1.70%

741,500	AMMB Holdings Berhad (Banks)	759

2,624,600	Dialog Group Berhad (Energy Equipment & Services)	2,075

281,400	Hartalega Holdings Berhad (Health Care Equipment & Supplies)	357

1,213,100	IHH Healthcare Berhad (Health Care Providers & Services)	1,705

2,304,300	IOI Corp. Berhad (Food Products)	2,372

1,648,214	Malayan Banking Berhad (Banks)	3,546

Shares	Security Description	Value (000)

	Malaysia (continued)

741,400	Maxis Berhad (Wireless Telecommunication Services) (a)	$999

2,366,800	Press Metal Aluminum Holdings (Metals & Mining)	2,521

715,900	Public Bank Berhad (Banks)	3,988

1,466,600	Ql Resources Berhad (Food Products)	2,429

1,695,900	Sime Darby Berhad (Industrial Conglomerates)	929

1,695,900	Sime Darby Plantation Berhad (Food Products)	2,021

1,695,900	Sime Darby Property Berhad (Real Estate Management & Development)	423

310,700	Top Glove Corp. Berhad (Health Care Equipment & Supplies)	370

1,566,312	YTL Corp. Berhad (Multi-Utilities)	425

		24,919

	Mexico — 2.59%

5,161,500	America Movil SAB de CV (Wireless Telecommunication Services)	3,758

3,680,100	CEMEX SAB de CV (Construction Materials)	1,551

415,300	Coca-Cola Femsa SAB de CV (Beverages)	2,578

573,300	Fibra Uno Amdinistracion SA (Equity Real Estate Investment Trusts) (a)	759

97,400	Fomento Economico Mexicano SAB de CV, ADR (Beverages)	9,424

204,305	Grupo Aeroportuario del Sureste SAB de CV, Class – B (Transportation Infrastructure)	3,312

363,500	Grupo Bimbo SAB de CV, Series A (Food Products)	758

802,500	Grupo Financiero Banorte SAB de CV (Banks)	4,657

1,725,445	Grupo Mexico SAB de CV, Series B (Metals & Mining)	4,583

255,700	Grupo Televisa SAB de CV (Media)	432

1,540,500	Kimberly-Clark de Mexico SAB de CV, A Shares (Household Products)	2,865

1,586,925	Mexichem SAB de CV (Chemicals)	3,332

		38,009

	Nigeria — 0.16%

25,053,994	Guaranty Trust Bank PLC (Banks)	2,288

	Peru — 0.80%

166,956	Compania de Minas Buenaventura SA, ADR (Metals & Mining)	2,783

39,400	Credicorp Ltd. (Banks)	9,019

		11,802

	Philippines — 1.24%

1,181,140	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates) (a)	1,268

719,500	Aboitiz Power Corp. (Independent Power and Renewable Electricity Producers)	489

2,027,900	Alliance Global Group, Inc. (Industrial Conglomerates)	611

4,014,700	DMCI Holdings, Inc. (Industrial Conglomerates)	807

2,919,232	Metropolitan Bank & Trust Co. (Banks)	4,063

17,765	PLDT, Inc. (Wireless Telecommunication Services)	446

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Philippines (continued)

553,345	SM Investments Corp. (Industrial Conglomerates)	$10,468

		18,152

	Poland — 0.70%

207,931	Bank Pekao SA (Banks)^ (a)	6,235

4,987	CD Projekt SA (Entertainment)	289

278,900	Powszechny Zaklad Ubezpieczen SA (Insurance) (a)	3,266

269,900	Telekomunikacja Polska SA (Diversified Telecommunication Services) (b)	484

		10,274

	Qatar — 0.43%

1,361,550	Industries Qatar QSC (Industrial Conglomerates)	4,301

277,120	Qatar National Bank (Banks)	1,449

427,550	The Commercial Bank of Qatar QSC (Banks)	539

		6,289

	Russia — 2.84%

280,855	Gazprom OAO, ADR (Oil, Gas & Consumable Fuels)	2,061

939,810	Gazprom OAO (Oil, Gas & Consumable Fuels)	3,467

80,745	LUKOIL (Oil, Gas & Consumable Fuels)	6,777

39,319	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	3,304

39,088	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	3,304

27,234	Novatek OAO, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	5,789

1,365,809	Sberbank (Banks)	5,143

231,938	Sberbank of Russia, ADR (Banks)	3,573

113,164	Severstal, Registered Shares, GDR (Metals & Mining)	1,907

55,190	Tatneft, Class – S (Oil, Gas & Consumable Fuels)	677

3,630,296	The Moscow Exchange (Capital Markets)	5,177

814,600,000	VTB Bank OJSC (Banks)	514

		41,693

	Saudi Arabia — 0.00%

15	Saudi Basic Industries Corp. (Chemicals)	—

	South Africa — 7.16%

50,032	Anglo Platinum Ltd. (Metals & Mining)	2,978

84,699	AngloGold Ashanti Ltd. (Metals & Mining)	1,519

69,391	Bid Corp. Ltd. (Food & Staples Retailing)	1,512

525,842	Clicks Group Ltd. (Food & Staples Retailing)	7,669

491,016	Discovery Ltd. (Insurance)	5,208

126,330	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels) (a)	1,548

1,240,563	FirstRand Ltd. (Diversified Financial Services) (a)	6,045

1,116,666	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts)	1,929

51,643	Liberty Holdings Ltd. (Insurance)	388

Shares	Security Description	Value (000)

	South Africa (continued)

628,024	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)	$1,003

542,500	MMI Holdings Ltd. (Insurance) (a)	731

251,155	Mondi Ltd. (Paper & Forest Products)	5,649

286,830	MTN Group Ltd. (Wireless Telecommunication Services)	2,170

97,944	MultiChoice Group Ltd. (Media) (b)	932

195,604	Naspers Ltd. (Media)	47,372

1,249,711	Redefine Properties Ltd. (Equity Real Estate Investment Trusts)	803

195,083	Sasol Ltd. (Chemicals)	4,853

555,927	Standard Bank Group Ltd. (Banks)	7,770

233,794	The Foschini Group Ltd. (Specialty Retail)	2,998

374,200	Truworths International Ltd. (Specialty Retail)	1,858

		104,935

	South Korea — 10.85%

21,938	Amorepacific Corp. (Personal Products)	3,134

8,871	Celltrion Healthcare Co. Ltd. (Health Care Providers & Services) (b)	434

7,040	Celltrion Pharma, Inc. (Pharmaceuticals) (b)	294

18,128	Celltrion, Inc. (Biotechnology) (b)	3,231

11,088	CJ Cheiljedang Corp. (Food Products)	2,854

29,220	Coway Co. Ltd. (Household Durables)	1,959

9,828	Daewoo International Corp. (Trading Companies & Distributors)	157

87,500	Daewoo Securities Co. Ltd. (Capital Markets)	621

20,870	Dongbu Insurance Co. Ltd. (Insurance) (a)	1,072

19,247	E-Mart Co. Ltd. (Food & Staples Retailing)	2,334

14,654	Fila Korea Ltd. (Textiles, Apparel & Luxury Goods)	973

49,700	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	2,207

46,765	Hana Financial Group, Inc. (Banks)	1,516

79,077	Hankook Tire Co. Ltd. (Auto Components)	2,404

578,076	Hanon Systems (Auto Components)	5,842

11,339	HLB, Inc. (Leisure Products)^ (b)	348

7,065	Hotel Shilla Co. Ltd. (Specialty Retail)	595

142,818	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	8,592

55,978	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	2,603

23,571	Hyundai Heavy Industries Co. Ltd. (Machinery) (b)	2,422

18,178	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	448

24,181	Hyundai Mobis Co. Ltd. (Auto Components)	4,935

30,947	Hyundai Motor Co. Ltd. (Automobiles)	3,757

51,423	Industrial Bank of Korea (Banks)	626

109,700	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	2,875

81,753	KB Financial Group, Inc. (Banks) (a)	3,241

115,781	Kia Motors Corp. (Automobiles)	4,418

52,858	Korea Electric Power Corp. (Electric Utilities) (b)	1,170

106,000	Korea Life Insurance Co. Ltd. (Insurance)	301

48,479	KT&G Corp. (Tobacco)	4,138

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	South Korea (continued)

6,700	Kumho Petro Chemical Co. Ltd. (Chemicals)	$566

133,270	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components) (b)	2,066

630	LG Household & Health Care Ltd. (Personal Products)	718

22,275	Naver Corp. (Interactive Media & Services)	2,202

12,473	NCsoft Corp. (Entertainment)	5,161

88,865	Pan Ocean Co. Ltd. (Marine) (b)	358

16,203	POSCO (Metals & Mining)	3,440

6,713	POSCO Chemical Co. Ltd. (Construction Materials)^	312

5,213	Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(b)	1,447

16,220	Samsung Card Co. Ltd. (Consumer Finance)	537

10,104	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)^	860

957,315	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	38,992

54,624	Samsung Engineering Co. Ltd. (Construction & Engineering) (a)(b)	813

35,627	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	8,271

4,798	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	985

347,487	Shinhan Financial Group Co. Ltd. (Banks)	13,519

10,645	Sillajen, Inc. (Biotechnology)^ (b)	457

21,018	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	2,898

4,528	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	1,016

67,894	SK Telecom Co. Ltd., ADR (Wireless Telecommunication Services)	1,680

2,268	Viromed Co. Ltd. (Biotechnology) (b)	332

226,272	Woori Financial Group, Inc. (Banks) (a)	2,754

		158,885

	Taiwan — 10.57%

74,000	Airtac International Group (Machinery)	832

1,595,672	ASE Technology Holding Co. Ltd., Class – H (Semiconductors & Semiconductor Equipment)	3,185

787,971	Asia Cement Corp. (Construction Materials)	1,208

338,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	2,426

30,000	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	216

1,187,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	1,534

383,049	Chicony Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	944

5,034,000	China Development Financial Holding Corp. (Banks)	1,537

1,219,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	4,434

2,939,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	1,928

5,218,803	E.Sun Financial Holding Co. Ltd. (Banks)	4,372

Shares	Security Description	Value (000)

	Taiwan (continued)

42,000	ECLAT Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	$538

589,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	1,484

539,000	Formosa Taffeta Co. Ltd. (Textiles, Apparel & Luxury Goods)	679

5,199,996	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	7,685

462,000	Giant Manufacturing Co. Ltd. (Leisure Products)	3,623

51,000	Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	519

279,700	Highwealth Construction Corp. (Real Estate Management & Development)	445

178,000	Hiwin Technologies Corp. (Machinery)	1,495

1,201,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	2,997

839,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	667

27,000	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	3,372

1,231,554	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	1,805

689,962	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	6,989

3,561,477	Mega Financial Holding Co. Ltd. (Banks)	3,545

58,000	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment) (a)	121

206,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,150

1,157,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	2,006

99,620	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	124

150,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	368

3,114,000	President Enterprises Corp. (Food Products)	8,296

2,409,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	4,691

309,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	2,276

179,280	Ruentex Development Co. Ltd. (Real Estate Management & Development)	257

225,000	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	548

163,000	Shanghai Commercial & Savings Bank Ltd. (The) (Banks)	295

1,940,200	Standard Foods Corp. (Food Products)	3,793

940,900	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	1,183

211,000	Taimed Biologics, Inc. (Biotechnology) (b)	1,081

1,317,800	Taiwan Cement Corp. (Construction Materials)	1,953

615,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	2,426

7,280,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	55,687

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Common Stocks (continued)

	Taiwan (continued)

2,163,000	Tatung Co. Ltd. (Household Durables) (b)	$1,308

1,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	2

59,000	Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	314

42,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	270

238,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	117

1,877,155	Wistron Corp. (Technology Hardware, Storage & Peripherals)	1,466

915,400	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	1,190

29,000	Yageo Corp. (Electronic Equipment, Instruments & Components)	248

8,543,000	Yuanta Financial Holding Co. Ltd. (Capital Markets)	5,136

		154,765

	Thailand — 2.46%

275,000	Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)	1,957

379,300	Airports of Thailand PCL (Transportation Infrastructure)	910

12,200	Bangkok Bank Public Co. Ltd. – Foreign Registered Shares (Banks)	78

216,400	Bangkok Bank Public Co. Ltd. – NVDR (Banks)	1,391

946,200	Banpu Public Co. Ltd., Registered Shares (Oil, Gas & Consumable Fuels)	463

691,100	Berli Jucker PCL (Food & Staples Retailing)	1,139

3,111,600	BTS Group Holdings PCL (Road & Rail)	1,217

902,000	Delta Electronics Public Co. Ltd. – NVDR (Electronic Equipment, Instruments & Components)	4,584

688,700	Energy Absolute PCL (Independent Power and Renewable Electricity Producers)	1,253

415,000	Gulf Energy Development PCL (Independent Power and Renewable Electricity Producers)	1,665

837,700	Kasikornbank Public Co. Ltd. (Banks)	5,138

11,392,200	Krung Thai Bank Public Co. Ltd., Registered Shares (Banks)	7,246

682,900	Minor International PCL (Hotels, Restaurants & Leisure)	913

1,177,700	Muangthai Capital PCL (Consumer Finance)	2,172

429,142	PTT Chemical Public Co. Ltd. (Chemicals)	897

634,175	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	2,801

108,400	Robinson PCL (Multiline Retail)	199

411,000	Siam Commercial Bank Public Co. Ltd. – NVDR (Banks)	1,871

98,100	Thai Oil Public Co. Ltd. (Oil, Gas & Consumable Fuels)	213

		36,107

Shares	Security Description	Value (000)

	Turkey — 0.67%

230,178	Aselsan Elektronik Sanayi VE Ticaret A/S (Aerospace & Defense)	$715

19,621	Bim Birlesik Magazalar A/S (Food & Staples Retailing)	270

5,204,399	Enka Insaat ve Sanayi A/S (Industrial Conglomerates)	4,921

693,800	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	944

1	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class – D (Metals & Mining)	—

162,200	TAV Havalimanlari Holding A/S (Transportation Infrastructure)	757

40,398	Turk Hava Yollari Anonim Ortakligi A/S (Airlines) (b)	90

989,228	Turkcell Iletisim Hizmetleri A/S (Wireless Telecommunication Services)	2,188

		9,885

	United Arab Emirates — 0.50%

622,475	Abu Dhabi Commercial Bank PJSC (Banks)	1,406

192,800	DP World Ltd. (Transportation Infrastructure)	3,066

488,800	Dubai Islamic Bank PJSC (Banks)	685

542,072	National Bank of Abu Dhabi (Banks)	2,197

		7,354

	United Kingdom — 1.73%

975,595	Antofagasta PLC (Metals & Mining)	11,522

223,519	Unilever PLC (Personal Products)	13,872

		25,394

	United States — 0.07%

6,800	Southern Copper Corp. (Metals & Mining)	264

17,200	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	795

		1,059

	Total Common Stocks	1,361,404

	Preferred Stocks — 1.28%

	Brazil — 0.88%

484,200	Banco Bradesco SA – Preferred (Banks)	4,760

532,512	Companhia Energetica de Minas Gerais SA – Preferred, ADR (Electric Utilities)	2,060

600,700	Lojas Americanas SA – Preferred (Multiline Retail) (a)	2,577

267,400	Petroleo Brasileiro SA – Preferred (Oil, Gas & Consumable Fuels)	1,909

108,935	Petroleo Brasileiro SA – Preferred, ADR (Oil, Gas & Consumable Fuels)	1,547

		12,853

	Chile — 0.01%

5,610	Sociedad Quimica y Minera de Chile SA – Preferred, B Shares (Chemicals)	174

	Colombia — 0.04%

1,637,100	Grupo Aval Acciones y Valores SA – Preferred (Banks)	655

	South Korea — 0.35%

5,056	Hyundai Motor Co. Ltd. – Preferred (Automobiles)	347

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Value (000)

	Preferred Stocks (continued)

	South Korea (continued)

7,683	Hyundai Motor Co. Ltd. 2nd – Preferred (Automobiles)	$575

127,289	Samsung Electronics Co. Ltd. – Preferred (Technology Hardware, Storage & Peripherals)	4,222

		5,144

	Total Preferred Stocks	18,826

	Rights — 0.00%

	Chile — 0.00%

4,482,699	Enel Americas SA (Electric Utilities) (b)	66

	South Korea — 0.00%

151	Helixmith Co. Ltd. (Biotechnology) (b)	4

	Total Rights	70

Principal Amount (000)

	U.S. Treasury Obligation — 0.09%

$1,345	U.S. Treasury Bill, 2.05%, 9/12/19 (c)(d)	1,339

	Total U.S. Treasury Obligation	1,339

Shares

	Exchange-Traded Fund — 0.56%

250,000	iShares MSCI Saudi Arabia ETF	8,255

	Total Exchange-Traded Fund	8,255

	Investment Companies — 3.37%

5,140,011	Federated Treasury Obligations Fund, Institutional Shares, 2.22%^^ (e)	5,140

44,316,737	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.18% (e)	44,317

	Total Investment Companies	49,457

Principal Amount (000)

	Repurchase Agreement — 0.49%

$7,160	Jefferies LLC, 2.50%, 7/1/19 (Purchased on 6/28/19, proceeds at maturity $7,161,613 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $7,303,345)^^	7,160

	Total Repurchase Agreement	7,160

	Total Investments (cost $1,325,780) — 98.66%	1,446,511
	Other assets in excess of liabilities — 1.34%	19,617

	Net Assets — 100.00%	$1,466,128

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $12,628 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

(c)	The rate disclosed represents effective yield at purchase.

(d)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(e)	The rate disclosed is the rate in effect on June 30, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

NVDR — Non-Voting Depository Receipt

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (concluded) — June 30, 2019

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Emerging Markets Portfolio	Mellon Investments Corporation*	Parametric Portfolio Associates, LLC	RBC Global Asset Management (UK) Limited	Total
Common Stocks	69.43%	—	23.44%	92.87%

Preferred Stocks	1.28%	—	—	1.28%

Rights	0.00%	—	—	0.00%

U.S. Treasury Obligation	0.09%	—	—	0.09%

Exchange-Traded Fund	0.56%	—	—	0.56%

Investment Companies	0.91%	2.04%	0.42%	3.37%

Repurchase Agreement	0.49%	—	—	0.49%

Other Assets (Liabilities)	0.19%	0.68%	0.47%	1.34%

Total Net Assets	72.95%	2.72%	24.33%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI Emerging Markets Index Future	1,174	9/20/19	$61,835	$1,644

			$61,835	$1,644

	Total Unrealized Appreciation			$1,644

	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$1,644

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Asset Backed Securities — 0.35%

$25	CarMax Auto Owner Trust, Series 2017-2, Class – A4, Callable 5/15/21 @ 100.00	2.25		9/15/22	$25

100	Citibank Credit Card Issuance Trust, Series 2014-A5, Class – A5	2.68		6/7/23	102

20	Honda Auto Receivables Owner Trust, Series 2018-1, Class – A3, Callable 7/15/21 @ 100.00	2.64		2/15/22	20

25	Nissan Auto Receivables Owner Trust, Series 2019-A, Class – A3, Callable 2/15/23 @ 100.00	2.90		10/16/23	25

25	Toyota Auto Receivables Owner Trust, Series 2017-A, Class – A4, Callable 12/15/20 @ 100.00	2.10		9/15/22	25

25	Toyota Auto Receivables Owner Trust, Series 2018-A, Class – A4, Callable 11/15/21 @ 100.00	2.52		5/15/23	25

18	World Financial Network Credit Card Master Trust, Series 2016-A, Class – A	2.03		4/15/25	18

	Total Asset Backed Securities				240

	Collateralized Mortgage Obligations — 1.44%

40	Bank, Series 2017-BNK8, Class – A3	3.23		11/15/50	42

25	Bank, Series 2017-BNK9, Class – ASB	3.47		11/15/54	26

10	Benchmark Mortgage Trust, Series 2019-B9, Class – A5	4.02		3/15/52	11

25	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class – A4	2.88		2/10/48	25

20	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class – A5	3.14		2/10/48	21

25	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class – A4	3.31		4/10/49	26

25	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class – A4	3.62		7/10/47	26

25	Commercial Mortgage Trust, Series 2015-LC19, Class – A4	3.18		2/10/48	26

20	Commercial Mortgage Trust, Series 2015-DC1, Class – A5	3.35		2/10/48	21

25	Commercial Mortgage Trust, Series 2013-CR8, Class – A5	3.61	(a)	6/10/46	26

25	Commercial Mortgage Trust, Series 2014-UBS3, Class – A4	3.82		6/10/47	27

25	Commercial Mortgage Trust, Series 2013-CR11, Class – B	5.28	(a)	8/10/50	27

10	Fannie Mae-ACES, Series 2015-M8, Class – A2	2.90	(a)	1/25/25	10

25	Fannie Mae-ACES, Series 2016-M1, Class – A2	2.94	(a)	1/25/26	26

38	Fannie Mae-ACES, Series 2017-M7, Class – A2	2.96		2/25/27	39

25	Fannie Mae-ACES, Series 2018-M1, Class – A2	3.09	(a)	12/25/27	26

30	Fannie Mae-ACES, Series 2014-M9, Class – A2	3.10	(a)	7/25/24	31

25	Fannie Mae-ACES, Series 2017-M12, Class – A2	3.18	(a)	6/25/27	26

25	Fannie Mae-ACES, Series 2018-M10, Class – A2	3.50	(a)	7/25/28	27

16	Freddie Mac, Series K726, Class – A1	2.60		8/25/23	16

25	Freddie Mac Multifamily Structured Pass Through Certificates, Series K082, Class – A2	3.92	(a)	9/25/28	28

25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class – A2	2.31		8/25/22	25

24	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class – A2	2.87		12/25/21	25

10	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class – A1	3.02		2/25/23	10

30	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class – A2	3.06	(a)	7/25/23	31

19	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K716, Class – A2	3.13		6/25/21	19

25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K052, Class – A2	3.15		11/25/25	26

25	GS Mortgage Securities Trust, Series 2017-GS5, Class – A2	3.22		3/10/50	25

50	GS Mortgage Securities Trust, Series 2018-GS9, Class – A4	3.99	(a)	3/10/51	55

25	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class – A5	3.64		11/15/47	26

50	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class – A3	3.14		12/15/49	52

20	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-C8, Class – A3	2.83		10/15/45	20

25	Morgan Stanley BAML Trust, Series 2013-C9, Class – AS	3.46		5/15/46	26

25	Morgan Stanley BAML Trust, Series 2014-C19, Class – A4	3.53		12/15/47	26

25	Morgan Stanley BAML Trust, Series 2017-C33, Class – A5	3.60		5/15/50	27

25	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class – A4	3.06		10/10/48	26

25	UBS Commercial Mortgage Trust, Series 2018-C12, Class – A5	4.30		8/15/51	28

4	WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class – A1	2.30		6/15/45	4

	Total Collateralized Mortgage Obligations				984

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages — 21.27%

$30	Fannie Mae, Pool #AS2673	2.00	5/1/29	$30

21	Fannie Mae, Pool #AS4946	2.50	5/1/30	21

31	Fannie Mae, Pool #MA1277	2.50	12/1/27	31

41	Fannie Mae, Pool #AU1660	2.50	7/1/28	42

19	Fannie Mae, Pool #MA2789	2.50	10/1/36	19

41	Fannie Mae, Pool #AU6677	2.50	9/1/28	41

31	Fannie Mae, Pool #AB7391	2.50	12/1/42	31

61	Fannie Mae, Pool #AP4742	2.50	8/1/27	62

20	Fannie Mae, Pool #MA3154	2.50	10/1/32	20

21	Fannie Mae, Pool #MA3246	2.50	1/1/33	21

23	Fannie Mae, Pool #BD8046	2.50	9/1/31	23

37	Fannie Mae, Pool #BC9041	2.50	11/1/31	37

26	Fannie Mae, Series 2015-M1, Class A2	2.53	9/25/24	26

21	Fannie Mae, Pool #MA3127	3.00	9/1/37	22

50	Fannie Mae, Pool #MA2246	3.00	4/1/30	51

24	Fannie Mae, Pool #MA3377	3.00	5/1/48	24

21	Fannie Mae, Pool #BH8817	3.00	10/1/47	21

48	Fannie Mae, Pool #AQ7920	3.00	12/1/42	49

42	Fannie Mae, Pool #AL9865	3.00	2/1/47	43

29	Fannie Mae, Pool #AS5977	3.00	10/1/30	29

27	Fannie Mae, Pool #AU3353	3.00	8/1/43	28

40	Fannie Mae, Pool #AS7908	3.00	9/1/46	40

25	Fannie Mae, Pool #AS8414	3.00	11/1/46	25

85	Fannie Mae, Pool #AS8483	3.00	12/1/46	85

11	Fannie Mae, Pool #AO7628	3.00	6/1/27	12

20	Fannie Mae, Pool #AS8739	3.00	2/1/37	21

24	Fannie Mae, Pool #MA3631	3.00	4/1/34	25

55	Fannie Mae, Pool #AT0682	3.00	4/1/43	56

41	Fannie Mae, Pool #AS8276	3.00	11/1/46	41

15	Fannie Mae, Pool #MA2416	3.00	10/1/35	15

89	Fannie Mae, Pool #AO0752	3.00	4/1/42	89

60	Fannie Mae, Pool #AS0302	3.00	8/1/43	61

24	Fannie Mae, Pool #AL9263	3.00	10/1/46	24

33	Fannie Mae, Pool #AB2047	3.00	1/1/26	34

41	Fannie Mae, Pool #BC4764	3.00	10/1/46	42

21	Fannie Mae, Pool #MA3339	3.00	4/1/33	22

16	Fannie Mae, Pool #890566	3.00	12/1/43	17

16	Fannie Mae, Pool #MA2523	3.00	2/1/36	16

51	Fannie Mae, Pool #AY2961	3.00	5/1/45	52

76	Fannie Mae, Pool #AB7099	3.00	11/1/42	76

56	Fannie Mae, Pool #AB8897	3.00	4/1/43	57

21	Fannie Mae, Pool #MA2863	3.00	1/1/47	21

20	Fannie Mae, Pool #MA2897	3.00	2/1/37	20

56	Fannie Mae, Pool #AK0006	3.00	1/1/27	58

23	Fannie Mae, Pool #MA3237	3.00	1/1/48	23

30	Fannie Mae, Pool #AU8932	3.00	11/1/28	30

21	Fannie Mae, Pool #AL9996	3.00	4/1/32	22

22	Fannie Mae, Pool #MA1307	3.00	1/1/33	22

43	Fannie Mae, Pool #BD5797	3.00	9/1/46	44

21	Fannie Mae, Pool #BD5545	3.00	10/1/46	21

41	Fannie Mae, Pool #BC9003	3.00	11/1/46	42

42	Fannie Mae, Pool #BD2446	3.00	1/1/47	43

41	Fannie Mae, Pool #BC9681	3.00	6/1/46	41

25	Fannie Mae, Pool #AZ2936	3.00	9/1/45	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$44	Fannie Mae, Pool #MA3243	3.50	1/1/38	$45

24	Fannie Mae, Pool #BM5485	3.50	2/1/49	25

20	Fannie Mae, Pool #MA3059	3.50	7/1/37	21

16	Fannie Mae, Pool #MA2522	3.50	2/1/46	17

23	Fannie Mae, Pool #MA3305	3.50	3/1/48	24

179	Fannie Mae, Pool #AO2548	3.50	4/1/42	185

34	Fannie Mae, Pool #MA2706	3.50	8/1/46	35

24	Fannie Mae, Pool #MA3597	3.50	2/1/49	25

44	Fannie Mae, Pool #MA3182	3.50	11/1/47	46

56	Fannie Mae, Pool #AS3133	3.50	8/1/44	58

41	Fannie Mae, Pool #MA3026	3.50	6/1/47	43

80	Fannie Mae, Pool #AQ0546	3.50	11/1/42	81

21	Fannie Mae, Pool #AS0024	3.50	7/1/43	22

37	Fannie Mae, Pool #MA1980	3.50	8/1/44	39

52	Fannie Mae, Pool #AS4771	3.50	4/1/45	54

36	Fannie Mae, Pool #AS7491	3.50	7/1/46	37

42	Fannie Mae, Pool #AS4772	3.50	4/1/45	43

32	Fannie Mae, Pool #AZ0862	3.50	7/1/45	32

26	Fannie Mae, Pool #AY3377	3.50	4/1/45	27

36	Fannie Mae, Pool #AX9530	3.50	2/1/45	37

34	Fannie Mae, Pool #AB2052	3.50	1/1/26	35

46	Fannie Mae, Pool #AB5511	3.50	7/1/42	47

91	Fannie Mae, Pool #AB6017	3.50	8/1/42	93

24	Fannie Mae, Pool #MA3614	3.50	3/1/49	25

15	Fannie Mae, Pool #AJ1886	3.50	3/1/42	16

25	Fannie Mae, Pool #AL1717	3.50	5/1/27	25

20	Fannie Mae, Pool #BD5046	3.50	2/1/47	21

50	Fannie Mae, Pool #MA2125	3.50	12/1/44	51

29	Fannie Mae, Pool #BC1158	3.50	2/1/46	30

20	Fannie Mae, Pool #BC0443	3.50	12/1/45	21

14	Fannie Mae, Pool #AS4236	3.50	1/1/45	14

35	Fannie Mae, Pool #BA3123	3.50	2/1/46	36

24	Fannie Mae, Pool #BK7428	3.50	8/1/48	25

20	Fannie Mae, Pool #BM1568	3.50	7/1/47	21

23	Fannie Mae, Pool #MA3148	3.50	10/1/47	24

25	Fannie Mae, Pool #MA3637	3.50	4/1/49	25

23	Fannie Mae, Pool #BK9038	3.50	10/1/33	23

48	Fannie Mae, Pool #MA3520	3.50	10/1/48	49

34	Fannie Mae, Pool #AS7388	3.50	6/1/46	35

15	Fannie Mae, Pool #BA1893	3.50	8/1/45	15

24	Fannie Mae, Pool #MA3494	3.50	10/1/48	24

33	Fannie Mae, Pool #AS6102	3.50	11/1/45	34

13	Fannie Mae, Pool #AS5596	3.50	8/1/45	14

16	Fannie Mae, Pool #MA2389	3.50	9/1/35	17

35	Fannie Mae, Pool #BC2926	3.50	3/1/46	36

46	Fannie Mae, Pool #BJ4916	3.50	3/1/48	47

23	Fannie Mae, Pool #BJ3716	3.50	12/1/47	24

17	Fannie Mae, Pool #AS6394	3.50	12/1/45	17

24	Fannie Mae, Pool #MA3615	4.00	3/1/49	25

20	Fannie Mae, Pool #CA0183	4.00	8/1/47	20

21	Fannie Mae, Pool #MA3183	4.00	11/1/47	22

23	Fannie Mae, Pool #BM4991	4.00	9/1/48	24

39	Fannie Mae, Pool #BM2002	4.00	10/1/47	41

39	Fannie Mae, Pool #BM1066	4.00	2/1/47	41

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$23	Fannie Mae, Pool #BK0920	4.00	7/1/48	$24

23	Fannie Mae, Pool #BK0909	4.00	7/1/48	24

23	Fannie Mae, Pool #CA2316	4.00	7/1/48	24

25	Fannie Mae, Pool #MA0534	4.00	10/1/30	26

40	Fannie Mae, Pool #AC7328	4.00	12/1/39	42

22	Fannie Mae, Pool #MA3277	4.00	2/1/48	22

24	Fannie Mae, Pool #MA3638	4.00	4/1/49	25

24	Fannie Mae, Pool #BD7165	4.00	4/1/47	25

34	Fannie Mae, Pool #AS6213	4.00	11/1/45	36

23	Fannie Mae, Pool #BD7060	4.00	3/1/47	24

60	Fannie Mae, Pool #AJ5303	4.00	11/1/41	63

34	Fannie Mae, Pool #AH6242	4.00	4/1/26	35

19	Fannie Mae, Pool #AS7600	4.00	7/1/46	20

18	Fannie Mae, Pool #AS8532	4.00	12/1/46	19

44	Fannie Mae, Pool #AS8823	4.00	2/1/47	46

41	Fannie Mae, Pool #AS9831	4.00	6/1/47	43

39	Fannie Mae, Pool #AS9314	4.00	3/1/47	40

105	Fannie Mae, Pool #190405	4.00	10/1/40	109

25	Fannie Mae, Pool #AU8849	4.00	11/1/43	26

7	Fannie Mae, Pool #AZ1210	4.00	5/1/45	8

32	Fannie Mae, Pool #AL8139	4.00	2/1/32	34

16	Fannie Mae, Pool #AZ7362	4.00	11/1/45	17

44	Fannie Mae, Pool #AS3468	4.00	10/1/44	46

43	Fannie Mae, Pool #AO2959	4.00	5/1/42	45

12	Fannie Mae, Pool #AV0606	4.00	11/1/43	12

42	Fannie Mae, Pool #AS3467	4.00	10/1/44	44

26	Fannie Mae, Pool #AS3452	4.00	9/1/44	27

21	Fannie Mae, Pool #BE8373	4.00	2/1/47	22

41	Fannie Mae, Pool #MA2995	4.00	5/1/47	43

41	Fannie Mae, Pool #MA3121	4.00	9/1/47	43

34	Fannie Mae, Pool #AX0841	4.00	9/1/44	35

11	Fannie Mae, Pool #AY9901	4.00	7/1/45	12

23	Fannie Mae, Pool #MA3521	4.00	11/1/48	24

15	Fannie Mae, Pool #MA2415	4.00	10/1/45	16

24	Fannie Mae, Pool #MA3592	4.00	2/1/49	25

20	Fannie Mae, Pool #CA0623	4.50	10/1/47	21

9	Fannie Mae, Pool #930998	4.50	4/1/29	9

—	Fannie Mae, Pool #AB0339	4.50	1/1/20	—

22	Fannie Mae, Pool #CA1711	4.50	5/1/48	23

13	Fannie Mae, Pool #AU9017	4.50	9/1/43	14

23	Fannie Mae, Pool #254954	4.50	10/1/23	25

15	Fannie Mae, Pool #BH3310	4.50	5/1/47	15

67	Fannie Mae, Pool #AE0217	4.50	8/1/40	71

1	Fannie Mae, Pool #735646	4.50	7/1/20	1

50	Fannie Mae, Pool #AE0954	4.50	2/1/41	53

22	Fannie Mae, Pool #MA3537	4.50	12/1/48	23

23	Fannie Mae, Pool #MA3593	4.50	2/1/49	24

17	Fannie Mae, Pool #AS2751	4.50	6/1/44	19

14	Fannie Mae, Pool #BE6489	4.50	1/1/47	15

4	Fannie Mae, Pool #829106	4.50	10/1/20	4

18	Fannie Mae, Pool #AL6567	4.50	10/1/44	19

25	Fannie Mae, Pool #BN4309	4.50	1/1/49	26

21	Fannie Mae, Pool #BK6328	4.50	6/1/48	22

22	Fannie Mae, Pool #BK4850	4.50	5/1/48	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$24	Fannie Mae, Pool #MA3639	4.50	4/1/49	$25

53	Fannie Mae, Pool #AL1107	4.50	11/1/41	57

22	Fannie Mae, Pool #BM3286	4.50	11/1/47	24

21	Fannie Mae, Pool #BM3904	5.00	5/1/48	23

23	Fannie Mae, Pool #725238	5.00	3/1/34	25

10	Fannie Mae, Pool #725027	5.00	11/1/33	11

7	Fannie Mae, Pool #890603	5.00	8/1/41	8

51	Fannie Mae, Pool #889117	5.00	10/1/35	55

22	Fannie Mae, Pool #BE3782	5.00	7/1/47	24

9	Fannie Mae, Pool #890221	5.50	12/1/33	10

55	Fannie Mae, Pool #725228	6.00	3/1/34	61

19	Fannie Mae, Pool #959451	6.00	12/1/37	21

28	Fannie Mae, Pool #AE0442	6.50	1/1/39	32

25	Fannie Mae, 15 YR TBA	3.00	7/25/34	25

75	Fannie Mae, 15 YR TBA	3.50	7/25/34	76

25	Fannie Mae, 15 YR TBA	4.00	7/25/33	26

75	Fannie Mae, 30 YR TBA	3.50	7/25/48	77

75	Fannie Mae, 30 YR TBA	3.50	8/25/49	77

25	Fannie Mae, 30 YR TBA	4.00	8/25/49	26

525	Fannie Mae, 30 YR TBA	4.00	7/25/49	541

250	Fannie Mae, 30 YR TBA	4.50	7/25/49	260

50	Fannie Mae, 30 YR TBA	5.00	7/25/48	53

27	Freddie Mac, Pool #J25686	2.00	9/1/28	27

23	Freddie Mac, Pool #G18687	2.50	5/1/33	23

55	Freddie Mac, Pool #G18459	2.50	3/1/28	56

41	Freddie Mac, Pool #G18470	2.50	6/1/28	42

37	Freddie Mac, Pool #J35896	2.50	12/1/31	37

19	Freddie Mac, Pool #G18635	2.50	3/1/32	19

41	Freddie Mac, Pool #G18485	2.50	10/1/28	41

17	Freddie Mac, Pool #G07445	2.50	7/1/43	17

23	Freddie Mac, Pool #G18683	2.50	4/1/33	23

42	Freddie Mac, Pool #G60989	3.00	12/1/46	43

23	Freddie Mac, Pool #G61680	3.00	4/1/47	23

22	Freddie Mac, Pool #Q46441	3.00	2/1/47	22

21	Freddie Mac, Pool #Q44665	3.00	11/1/46	21

92	Freddie Mac, Pool #G08537	3.00	7/1/43	95

90	Freddie Mac, Pool #C09035	3.00	4/1/43	93

24	Freddie Mac, Pool #G08783	3.00	10/1/47	24

23	Freddie Mac, Pool #J38057	3.00	12/1/32	23

23	Freddie Mac, Pool #J36428	3.00	2/1/32	23

24	Freddie Mac, Pool #G08803	3.00	3/1/48	24

29	Freddie Mac, Pool #G15145	3.00	7/1/29	30

20	Freddie Mac, Pool #G08732	3.00	11/1/46	20

41	Freddie Mac, Pool #G08737	3.00	12/1/46	41

21	Freddie Mac, Pool #Q44452	3.00	11/1/46	21

20	Freddie Mac, Pool #J25193	3.00	8/1/23	21

20	Freddie Mac, Pool #C91927	3.00	5/1/37	21

43	Freddie Mac, Pool #G08701	3.00	4/1/46	44

11	Freddie Mac, Pool #J15438	3.00	5/1/21	11

84	Freddie Mac, Pool #G08741	3.00	1/1/47	84

63	Freddie Mac, Pool #G08631	3.00	3/1/45	63

40	Freddie Mac, Pool #G18663	3.00	10/1/32	41

16	Freddie Mac, Pool #G18601	3.00	5/1/31	16

35	Freddie Mac, Pool #C91709	3.00	6/1/33	36

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$16	Freddie Mac, Pool #G08635	3.00	4/1/45	$17

10	Freddie Mac, Pool #G18518	3.00	7/1/29	10

62	Freddie Mac, Pool #G08524	3.00	3/1/43	64

13	Freddie Mac, Pool #C91809	3.00	2/1/35	13

24	Freddie Mac, Pool #G08855	3.00	10/1/48	25

42	Freddie Mac, Pool #G08750	3.00	3/1/47	43

8	Freddie Mac, Pool #J13919	3.50	12/1/20	8

11	Freddie Mac, Pool #J30284	3.50	11/1/29	11

22	Freddie Mac, Pool #G18707	3.50	9/1/33	23

16	Freddie Mac, Pool #J14069	3.50	1/1/26	16

49	Freddie Mac, Pool #C03759	3.50	2/1/42	51

22	Freddie Mac, Pool #V83655	3.50	12/1/47	23

45	Freddie Mac, Pool #Q09896	3.50	8/1/42	47

23	Freddie Mac, Pool #V83453	3.50	10/1/47	23

30	Freddie Mac, Pool #Q43933	3.50	10/1/46	31

22	Freddie Mac, Pool #Q52319	3.50	11/1/47	23

25	Freddie Mac, Pool #Q53176	3.50	12/1/47	26

20	Freddie Mac, Pool #G08757	3.50	4/1/47	21

40	Freddie Mac, Pool #G08761	3.50	5/1/47	42

37	Freddie Mac, Pool #C91456	3.50	6/1/32	38

25	Freddie Mac, Pool #Q57871	3.50	8/1/48	25

22	Freddie Mac, Pool #C92003	3.50	7/1/38	23

43	Freddie Mac, Pool #G61148	3.50	9/1/47	45

61	Freddie Mac, Pool #G08681	3.50	12/1/45	63

33	Freddie Mac, Pool #G08687	3.50	1/1/46	34

17	Freddie Mac, Pool #G08623	3.50	1/1/45	17

23	Freddie Mac, Pool #G08816	3.50	6/1/48	24

46	Freddie Mac, Pool #G08650	3.50	6/1/45	48

98	Freddie Mac, Pool #G08495	3.50	6/1/42	102

15	Freddie Mac, Pool #G08627	3.50	2/1/45	15

57	Freddie Mac, Pool #G08667	3.50	9/1/45	58

21	Freddie Mac, Pool #G08620	3.50	12/1/44	22

18	Freddie Mac, Pool #G08702	3.50	4/1/46	18

54	Freddie Mac, Pool #G08554	3.50	10/1/43	56

66	Freddie Mac, Pool #G08636	3.50	4/1/45	68

35	Freddie Mac, Pool #G08698	3.50	3/1/46	36

32	Freddie Mac, Pool #G08693	3.50	3/1/46	32

21	Freddie Mac, Pool #G08770	3.50	7/1/47	22

36	Freddie Mac, Pool #G08784	3.50	10/1/47	37

—	Freddie Mac, Pool #J06163	4.00	1/1/20	—

23	Freddie Mac, Pool #G08801	4.00	2/1/48	24

35	Freddie Mac, Pool #G08752	4.00	3/1/47	37

55	Freddie Mac, Pool #G08637	4.00	4/1/45	57

34	Freddie Mac, Pool #G08669	4.00	9/1/45	35

40	Freddie Mac, Pool #V83344	4.00	8/1/47	41

40	Freddie Mac, Pool #G08775	4.00	8/1/47	42

2	Freddie Mac, Pool #G11690	4.00	2/1/20	2

34	Freddie Mac, Pool #A96286	4.00	1/1/41	35

25	Freddie Mac, Pool #G08771	4.00	7/1/47	26

45	Freddie Mac, Pool #Q24955	4.00	2/1/44	47

16	Freddie Mac, Pool #C91395	4.00	9/1/31	17

23	Freddie Mac, Pool #Q58680	4.00	9/1/48	24

41	Freddie Mac, Pool #G08606	4.00	9/1/44	43

34	Freddie Mac, Pool #G08567	4.00	1/1/44	35

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$24	Freddie Mac, Pool #G08563	4.00	1/1/44	$25

42	Freddie Mac, Pool #G06506	4.00	12/1/40	44

23	Freddie Mac, Pool #G08847	4.00	11/1/48	24

6	Freddie Mac, Pool #C90686	4.50	6/1/23	6

19	Freddie Mac, Pool #A97186	4.50	3/1/41	20

35	Freddie Mac, Pool #G01890	4.50	10/1/35	37

24	Freddie Mac, Pool #Q58217	4.50	9/1/48	25

22	Freddie Mac, Pool #Q52321	4.50	11/1/47	23

18	Freddie Mac, Pool #G08781	4.50	9/1/47	19

21	Freddie Mac, Pool #G08820	4.50	5/1/48	22

14	Freddie Mac, Pool #C09059	4.50	3/1/44	14

54	Freddie Mac, Pool #A97692	4.50	3/1/41	58

22	Freddie Mac, Pool #G08838	5.00	9/1/48	23

22	Freddie Mac, Pool #G01962	5.00	12/1/35	24

21	Freddie Mac, Pool #G04817	5.00	9/1/38	23

23	Freddie Mac, Pool #G05904	5.00	9/1/39	25

33	Freddie Mac, Pool #G01665	5.50	3/1/34	37

4	Freddie Mac, Pool #C90989	6.00	9/1/26	4

21	Freddie Mac, Pool #G02794	6.00	5/1/37	24

11	Freddie Mac, Pool #G03616	6.00	12/1/37	12

8	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	8

20	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	20

10	Government National Mortgage Association, Pool #MA1155	2.50	7/20/43	10

18	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	19

17	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	17

43	Government National Mortgage Association, Pool #MA3375	3.00	1/20/46	44

67	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	68

48	Government National Mortgage Association, Pool #MA1447	3.00	11/20/43	50

29	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	30

21	Government National Mortgage Association, Pool #AA5897	3.00	12/15/42	21

48	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	49

19	Government National Mortgage Association, Pool #MA4261	3.00	2/20/47	20

41	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	43

25	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	25

43	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	44

41	Government National Mortgage Association, Pool #MA1011	3.00	5/20/43	42

20	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	20

43	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	44

23	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	24

29	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	30

35	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	36

22	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	23

22	Government National Mortgage Association, Pool # MA4003	3.00	10/20/46	23

16	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	16

33	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	34

21	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	22

38	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	39

29	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	30

40	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	41

37	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	37

65	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	67

38	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	39

33	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	34

43	Government National Mortgage Association, Pool #MA3521	3.50	3/20/46	44

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$39	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	$41

38	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	39

45	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	47

15	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	15

19	Government National Mortgage Association, Pool #MA1012	3.50	5/20/43	20

41	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	42

16	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	16

29	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	30

20	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	21

13	Government National Mortgage Association, Pool #AB9211	3.50	11/15/42	13

27	Government National Mortgage Association, Pool #MA2223	3.50	9/20/44	28

29	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	30

28	Government National Mortgage Association, Pool #MA3105	3.50	9/20/45	29

36	Government National Mortgage Association, Pool #MA0318	3.50	8/20/42	37

22	Government National Mortgage Association, Pool #MA2826	3.50	5/20/45	23

13	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	14

27	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	28

23	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	24

26	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	27

8	Government National Mortgage Association, Pool #MA1600	3.50	1/20/44	9

44	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	46

22	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	22

43	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	44

32	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	33

17	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	18

37	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	38

35	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	36

33	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	34

33	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	34

32	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	34

22	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	23

36	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	37

17	Government National Mortgage Association, Pool #AJ0411	3.50	9/15/44	18

37	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	38

15	Government National Mortgage Association, Pool #MA3663	3.50	5/20/46	15

31	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	32

40	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	42

42	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	44

17	Government National Mortgage Association, Pool #MA4452	4.00	5/20/47	18

22	Government National Mortgage Association, Pool #MA3804	4.00	7/20/46	23

12	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	12

37	Government National Mortgage Association, Pool #MA4587	4.00	7/20/47	38

16	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	17

37	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	39

22	Government National Mortgage Association, Pool #738710	4.00	9/15/41	23

16	Government National Mortgage Association, Pool #BD9886	4.00	1/15/48	17

11	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	11

20	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	21

19	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	20

33	Government National Mortgage Association, Pool #MA4383	4.00	4/20/47	35

20	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	21

23	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	24

24	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	25

66	Government National Mortgage Association, Pool #MA1091	4.00	6/20/43	70

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$10	Government National Mortgage Association, Pool #MA0023	4.00	4/20/42	$11

20	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	21

35	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	36

16	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	16

19	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	20

25	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	25

17	Government National Mortgage Association, Pool #MA3522	4.00	3/20/46	18

24	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	25

25	Government National Mortgage Association, Pool #BB5932	4.00	9/15/47	26

25	Government National Mortgage Association, Pool #MA5651	4.00	12/20/48	25

20	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	21

43	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	45

18	Government National Mortgage Association, Pool #738906	4.50	10/15/41	19

42	Government National Mortgage Association, Pool #721760	4.50	8/15/40	44

69	Government National Mortgage Association, Pool #4801	4.50	9/20/40	73

15	Government National Mortgage Association, Pool #MA2373	4.50	11/20/44	15

21	Government National Mortgage Association, Pool #BA2485	4.50	4/15/47	22

8	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	9

24	Government National Mortgage Association, Pool #MA5652	4.50	12/20/48	25

24	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	25

21	Government National Mortgage Association, Pool #MA5193	4.50	5/20/48	22

16	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	17

47	Government National Mortgage Association, Pool #MA5529	4.50	10/20/48	50

17	Government National Mortgage Association, Pool #MA5080	5.00	3/20/48	18

29	Government National Mortgage Association, Pool #697946	5.00	3/15/39	31

22	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	23

41	Government National Mortgage Association, Pool #4559	5.00	10/20/39	44

18	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	19

18	Government National Mortgage Association, Pool #510835	5.50	2/15/35	19

18	Government National Mortgage Association, Pool #4222	6.00	8/20/38	20

2	Government National Mortgage Association, Pool #582199	6.50	1/15/32	3

75	Government National Mortgage Association, 30 YR TBA	3.00	7/20/49	77

200	Government National Mortgage Association, 30 YR TBA	3.50	7/20/48	206

250	Government National Mortgage Association, 30 YR TBA	4.00	7/20/48	260

75	Government National Mortgage Association, 30 YR TBA	4.00	8/20/49	78

75	Government National Mortgage Association, 30 YR TBA	4.50	7/20/48	78

50	Government National Mortgage Association, 30 YR TBA	4.50	8/20/49	52

75	Government National Mortgage Association, 30 YR TBA	5.00	7/20/49	78

	Total U.S. Government Agency Mortgages			14,519

	U.S. Government Agency Securities — 0.95%

65	Fannie Mae	1.25	5/6/21	64

50	Fannie Mae, Callable 7/27/19 @ 100.00	1.70	1/27/20	50

30	Fannie Mae	2.13	4/24/26	30

10	Fannie Mae	5.63	7/15/37	14

20	Fannie Mae	6.63	11/15/30	29

25	Federal Home Loan Bank	1.13	7/14/21	25

25	Federal Home Loan Bank	1.38	9/28/20	25

55	Federal Home Loan Bank	1.88	11/29/21	55

50	Federal Home Loan Bank	1.88	7/7/21	50

25	Federal Home Loan Bank	2.13	3/10/23	25

40	Federal Home Loan Bank	2.88	9/13/24	42

15	Federal Home Loan Bank	5.63	6/11/21	16

20	Freddie Mac	1.40	8/22/19	20

20	Freddie Mac	1.88	11/17/20	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Securities (continued)

$40	Freddie Mac	2.38	1/13/22	$41

15	Freddie Mac	6.25	7/15/32	22

10	Freddie Mac	6.75	3/15/31	14

25	Freddie Mac	6.75	9/15/29	35

5	Tennessee Valley Authority	3.50	12/15/42	5

30	Tennessee Valley Authority	5.88	4/1/36	41

20	Tennessee Valley Authority, Series E	6.75	11/1/25	26

	Total U.S. Government Agency Securities			649

	Corporate Bonds — 33.71%

246	Abbott Laboratories (Health Care Equipment & Supplies), Callable 8/30/26 @ 100.00	3.75	11/30/26	265

145	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	142

135	AbbVie, Inc. (Biotechnology), Callable 11/14/34 @ 100.00	4.50	5/14/35	138

25	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	27

245	American Express Co. (Consumer Finance), Callable 7/1/22 @ 100.00	2.50	8/1/22	246

100	American Express Co. (Consumer Finance), Callable 1/27/23 @ 100.00	3.40	2/27/23	103

395	Ameriprise Financial, Inc. (Capital Markets)	3.70	10/15/24	419

30	Amgen, Inc. (Biotechnology), Callable 4/11/22 @ 100.00	2.65	5/11/22	30

280	Amgen, Inc. (Biotechnology), Callable 2/1/25 @ 100.00	3.13	5/1/25	287

10	Amgen, Inc. (Biotechnology), Callable 5/15/41 @ 100.00	5.15	11/15/41	11

195	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/5/26 @ 100.00	3.50	12/5/26	199

255	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/15/25 @ 100.00	3.90	12/15/25	270

140	Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	153

140	Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	156

170	Anheuser-Busch InBev N.V. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	186

40	Anthem, Inc. (Health Care Providers & Services)	3.30	1/15/23	41

162	Anthem, Inc. (Health Care Providers & Services), Callable 9/1/27 @ 100.00	3.65	12/1/27	168

70	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	76

185	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	219

90	Archer-Daniels-Midland Co., Class – C (Food Products)	4.02	4/16/43	95

340	AT&T, Inc. (Diversified Telecommunication Services), Callable 1/1/24 @ 100.00	4.45	4/1/24	366

135	AT&T, Inc. (Diversified Telecommunication Services)	5.35	9/1/40	151

90	AT&T, Inc. (Diversified Telecommunication Services)	5.55	8/15/41	104

40	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	44

30	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	32

855	Bank of America Corp., MTN (Banks)	3.88	8/1/25	914

135	Bank One Corp. (Banks)	8.00	4/29/27	178

270	Berkshire Hathaway, Inc. (Multi-Utilities), Callable 8/1/44 @ 100.00	4.50	2/1/45	302

75	Bristol-Myers Squibb Co. (Pharmaceuticals)	6.80	11/15/26	94

50	Bunge Limited Finance Corp. (Food Products), Callable 8/25/22 @ 100.00	3.00	9/25/22	50

155	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	151

130	Capital One Finance Corp. (Consumer Finance), Callable 9/30/24 @ 100.00	3.30	10/30/24	133

470	Capital One Financial Corp. (Consumer Finance)	3.50	6/15/23	487

35	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	46

250	Citibank NA, Series BKNT (Banks), Callable 12/23/23 @ 100.00	3.65	1/23/24	263

555	Citigroup, Inc. (Banks)	3.40	5/1/26	572

35	Comcast Corp. (Media), Callable 9/1/37 @ 100.00	3.90	3/1/38	37

245	Comcast Corp. (Media)	4.75	3/1/44	284

170	ConocoPhillips (Oil, Gas & Consumable Fuels)	6.50	2/1/39	239

20	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	28

180	Constellation Brands, Inc. (Beverages)	4.75	11/15/24	197

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$45	Constellation Brands, Inc. (Beverages)	4.75	12/1/25	$50

210	CSX Corp. (Road & Rail)	6.22	4/30/40	273

115	CVS Health Corp. (Health Care Providers & Services), Callable 9/1/22 @ 100.00	2.75	12/1/22	115

125	CVS Health Corp. (Health Care Providers & Services), Callable 2/9/23 @ 100.00	3.70	3/9/23	129

535	CVS Health Corp. (Health Care Providers & Services), Callable 12/25/27 @ 100.00	4.30	3/25/28	563

100	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	3.25	5/15/22	104

188	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	223

225	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 1/1/23 @ 100.00	2.75	2/1/23	225

225	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	234

35	Duke Energy Carolinas LLC (Electric Utilities), Callable 6/15/41 @ 100.00	4.25	12/15/41	38

100	Duke Energy Corp. (Electric Utilities), Callable 1/15/24 @ 100.00	3.75	4/15/24	105

25	Duke Energy Progress LLC (Electric Utilities), Callable 2/15/45 @ 100.00	4.20	8/15/45	27

140	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	152

85	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 11/15/24 @ 100.00	3.75	2/15/25	90

184	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	203

100	FedEx Corp. (Air Freight & Logistics)	4.90	1/15/34	116

35	Fiserv, Inc. (IT Services), Callable 4/1/29 @ 100.00	3.50	7/1/29	36

190	Fiserv, Inc. (IT Services), Callable 3/1/25 @ 100.00	3.85	6/1/25	201

10	Fiserv, Inc. (IT Services), Callable 1/1/49 @ 100.00	4.40	7/1/49	10

295	General Motors Financial Co. (Consumer Finance), Callable 2/1/21 @ 100.00	4.20	3/1/21	301

101	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	111

50	GlaxoSmithKline PLC (Diversified Financial Services)	6.38	5/15/38	69

315	Goldman Sachs Group, Inc. (Capital Markets), Callable 10/23/24 @ 100.00	3.50	1/23/25	324

255	Goldman Sachs Group, Inc. (Capital Markets)	5.25	7/27/21	269

145	Home Depot, Inc. (The) (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	184

105	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	122

45	Interpublic Group of Companies, Inc. (Media)	4.00	3/15/22	47

250	Interpublic Group of Companies, Inc. (Media)	4.20	4/15/24	269

400	JPMorgan Chase & Co. (Banks), Callable 10/23/24 @ 100.00	3.13	1/23/25	411

120	JPMorgan Chase & Co. (Banks), Callable 4/15/25 @ 100.00	3.90	7/15/25	128

110	Lincoln National Corp. (Insurance), Callable 9/15/26 @ 100.00	3.63	12/12/26	114

175	Lincoln National Corp. (Insurance)	7.00	6/15/40	240

135	Lockheed Martin Corp. (Aerospace & Defense), Callable 11/15/35 @ 100.00	4.50	5/15/36	155

85	LYB International Finance BV (Chemicals), Callable 9/15/43 @ 100.00	4.88	3/15/44	90

45	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45	6/1/27	45

135	Martin Marietta Materials, Inc. (Construction Materials), Callable 4/2/24 @ 100.00	4.25	7/2/24	143

110	Medtronic, Inc. (Health Care Equipment & Supplies)	4.38	3/15/35	126

70	MetLife, Inc. (Insurance)	5.70	6/15/35	89

310	Microsoft Corp. (Software), Callable 8/6/56 @ 100.00	4.50	2/6/57	376

305	Morgan Stanley (Capital Markets)	2.63	11/17/21	307

355	Morgan Stanley (Capital Markets)	3.13	1/23/23	363

255	National Rural Utilities Cooperative Finance Corp. (Diversified Financial Services), Callable 12/7/23 @ 100.00	2.95	2/7/24	262

110	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	129

195	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 6/16/26 @ 100.00	3.20	9/16/26	199

173	Oracle Corp. (Software)	5.38	7/15/40	219

100	Pfizer, Inc. (Pharmaceuticals), Callable 3/15/38 @ 100.00	4.10	9/15/38	110

75	Philip Morris International, Inc. (Tobacco)	3.25	11/10/24	77

105	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	113

95	Principal Financial Group, Inc. (Insurance), Callable 2/15/25 @ 100.00	3.40	5/15/25	99

46	Procter & Gamble Co. (The) (Household Products)	9.36	1/1/21	49

170	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	213

45	Prudential Financial, Inc., MTN (Insurance), Callable 12/27/27 @ 100.00	3.88	3/27/28	49

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$15	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	$21

30	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	31

125	RELX Capital, Inc. (Professional Services), Callable 7/15/22 @ 100.00	3.13	10/15/22	127

170	RELX Capital, Inc. (Professional Services), Callable 2/16/23 @ 100.00	3.50	3/16/23	175

155	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00	3.50	3/15/27	162

35	Roper Industries, Inc. (Industrial Conglomerates), Callable 8/15/22 @ 100.00	3.13	11/15/22	36

190	Roper Technologies, Inc. (Industrial Conglomerates), Callable 9/15/25 @ 100.00	3.85	12/15/25	199

115	Ryder System, Inc. (Road & Rail), Callable 2/1/22 @ 100.00	2.80	3/1/22	116

50	Ryder System, Inc. (Road & Rail), Callable 10/15/21 @ 100.00	3.45	11/15/21	51

150	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 8/1/23 @ 100.00	2.45	10/1/23	149

30	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	30

60	Southwest Airlines Co. (Airlines), Callable 8/15/26 @ 100.00	3.00	11/15/26	60

153	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15	2/1/24	162

255	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	258

185	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	182

190	SunTrust Banks, Inc. (Banks), Callable 12/27/21 @ 100.00	2.70	1/27/22	191

150	TCI Communications, Inc. (Media)	7.88	2/15/26	194

115	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	135

205	The Sherwin-Williams Co. (Chemicals), Callable 4/1/24 @ 100.00	3.13	6/1/24	210

15	The Sherwin-Williams Co. (Chemicals), Callable 5/1/25 @ 100.00	3.45	8/1/25	15

170	The Travelers Companies, Inc. (Insurance)	6.25	6/15/37	233

40	The Walt Disney Co. (The) (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	49

250	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 11/1/23 @ 100.00	4.15	2/1/24	267

115	Toyota Motor Credit Corp., MTN (Consumer Finance)	2.90	4/17/24	118

95	Union Pacific Corp. (Road & Rail), Callable 6/10/28 @ 100.00	3.95	9/10/28	104

30	United Parcel Service, Inc. (Air Freight & Logistics), Callable 9/15/48 @ 100.00	4.25	3/15/49	33

50	United Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	56

75	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63	11/15/41	85

85	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75	7/15/45	101

110	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	139

40	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 5/15/22 @ 100.00	3.25	8/15/22	41

175	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 11/1/24 @ 100.00	3.50	2/1/25	180

515	Verizon Communications, Inc. (Diversified Telecommunication Services), Callable 9/3/29 @ 100.00	4.02	12/3/29	557

200	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.01	8/21/54	239

80	Virginia Electric & Power Co. (Electric Utilities), Callable 2/15/43 @ 100.00	4.65	8/15/43	91

60	Walmart, Inc. (Food & Staples Retailing)	5.63	4/1/40	81

85	Walt Disney Co. (The) (Entertainment)	6.20	12/15/34	114

135	Waste Management, Inc. (Commercial Services & Supplies), Callable 3/15/29 @ 100.00	3.45	6/15/29	141

65	Waste Management, Inc. (Commercial Services & Supplies), Callable 1/15/39 @ 100.00	4.00	7/15/39	70

140	Wells Fargo & Co., MTN (Banks)	2.63	7/22/22	141

470	Wells Fargo & Co. (Banks)	3.00	2/19/25	475

35	Wells Fargo & Co. (Banks)	3.30	9/9/24	36

70	Wells Fargo & Co., MTN (Banks), Callable 10/24/28 @ 100.00	4.15	1/24/29	76

250	WestRock Co. (Containers & Packaging)	4.90	3/1/22	265

55	Westvaco Corp. (Containers & Packaging)	8.20	1/15/30	75

100	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	142

	Total Corporate Bonds			23,012

	U.S. Treasury Obligations — 30.11%

117	U.S. Treasury Bond	2.25	8/15/46	110

170	U.S. Treasury Bond	2.50	2/15/46	169

60	U.S. Treasury Bond	2.50	2/15/45	60

125	U.S. Treasury Bond	2.50	5/15/46	124

79	U.S. Treasury Bond	2.75	11/15/42	83

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$58	U.S. Treasury Bond	2.75	8/15/42	$61

150	U.S. Treasury Bond	2.75	11/15/47	156

40	U.S. Treasury Bond	2.75	8/15/47	42

125	U.S. Treasury Bond	2.88	5/15/43	134

110	U.S. Treasury Bond	2.88	8/15/45	117

69	U.S. Treasury Bond	2.88	5/15/49	74

115	U.S. Treasury Bond	2.88	11/15/46	123

120	U.S. Treasury Bond	3.00	8/15/48	131

100	U.S. Treasury Bond	3.00	5/15/47	109

160	U.S. Treasury Bond	3.00	2/15/47	175

44	U.S. Treasury Bond	3.00	5/15/42	48

50	U.S. Treasury Bond	3.00	5/15/45	55

125	U.S. Treasury Bond	3.00	11/15/44	136

50	U.S. Treasury Bond	3.00	2/15/48	55

75	U.S. Treasury Bond	3.00	11/15/45	82

90	U.S. Treasury Bond	3.00	2/15/49	99

67	U.S. Treasury Bond	3.13	2/15/42	75

15	U.S. Treasury Bond	3.13	11/15/41	17

90	U.S. Treasury Bond	3.13	2/15/43	100

80	U.S. Treasury Bond	3.13	5/15/48	90

115	U.S. Treasury Bond	3.13	8/15/44	128

75	U.S. Treasury Bond	3.38	5/15/44	87

50	U.S. Treasury Bond	3.38	11/15/48	59

115	U.S. Treasury Bond	3.63	2/15/44	139

75	U.S. Treasury Bond	3.63	8/15/43	90

53	U.S. Treasury Bond	3.75	8/15/41	65

120	U.S. Treasury Bond	3.75	11/15/43	148

10	U.S. Treasury Bond	3.88	8/15/40	12

40	U.S. Treasury Bond	4.25	11/15/40	52

60	U.S. Treasury Bond	4.38	5/15/40	80

35	U.S. Treasury Bond	4.38	5/15/41	47

25	U.S. Treasury Bond	4.38	2/15/38	33

25	U.S. Treasury Bond	4.38	11/15/39	33

10	U.S. Treasury Bond	4.50	2/15/36	13

20	U.S. Treasury Bond	4.63	2/15/40	27

70	U.S. Treasury Bond	4.75	2/15/41	98

40	U.S. Treasury Bond	5.00	5/15/37	56

20	U.S. Treasury Bond	5.25	2/15/29	26

55	U.S. Treasury Bond	5.38	2/15/31	74

25	U.S. Treasury Bond	6.00	2/15/26	31

25	U.S. Treasury Bond	6.13	8/15/29	34

35	U.S. Treasury Bond	6.13	11/15/27	46

35	U.S. Treasury Bond	6.25	5/15/30	49

15	U.S. Treasury Bond	6.50	11/15/26	20

17	U.S. Treasury Bond	7.50	11/15/24	22

15	U.S. Treasury Bond	7.63	2/15/25	20

40	U.S. Treasury Bond	8.00	11/15/21	46

80	U.S. Treasury Note	1.13	9/30/21	79

35	U.S. Treasury Note	1.13	2/28/21	35

105	U.S. Treasury Note	1.13	7/31/21	104

105	U.S. Treasury Note	1.13	8/31/21	104

30	U.S. Treasury Note	1.25	10/31/21	30

100	U.S. Treasury Note	1.25	3/31/21	99

155	U.S. Treasury Note	1.38	10/31/20	154

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$80	U.S. Treasury Note	1.38	1/31/21	$79

50	U.S. Treasury Note	1.38	8/31/20	50

155	U.S. Treasury Note	1.38	9/30/20	154

50	U.S. Treasury Note	1.38	9/30/23	49

70	U.S. Treasury Note	1.38	6/30/23	69

100	U.S. Treasury Note	1.38	5/31/21	99

50	U.S. Treasury Note	1.38	5/31/20	50

125	U.S. Treasury Note	1.38	8/31/23	123

100	U.S. Treasury Note	1.38	4/30/21	99

20	U.S. Treasury Note	1.38	9/15/20	20

45	U.S. Treasury Note	1.50	8/15/26	44

105	U.S. Treasury Note	1.50	2/28/23	104

105	U.S. Treasury Note	1.50	5/31/20	105

100	U.S. Treasury Note	1.50	3/31/23	99

55	U.S. Treasury Note	1.50	1/31/22	55

10	U.S. Treasury Note	1.50	5/15/20	10

60	U.S. Treasury Note	1.63	7/31/20	60

65	U.S. Treasury Note	1.63	8/15/22	65

100	U.S. Treasury Note	1.63	10/31/23	99

120	U.S. Treasury Note	1.63	2/15/26	118

80	U.S. Treasury Note	1.63	5/31/23	80

35	U.S. Treasury Note	1.63	10/15/20	35

102	U.S. Treasury Note	1.63	11/15/22	102

100	U.S. Treasury Note	1.63	4/30/23	100

185	U.S. Treasury Note	1.63	5/15/26	182

155	U.S. Treasury Note	1.63	11/30/20	154

50	U.S. Treasury Note	1.63	6/30/21	50

75	U.S. Treasury Note	1.75	6/30/24	75

115	U.S. Treasury Note	1.75	4/30/22	115

50	U.S. Treasury Note	1.75	6/15/22	50

85	U.S. Treasury Note	1.75	3/31/22	85

95	U.S. Treasury Note	1.75	10/31/20	95

5	U.S. Treasury Note	1.75	11/30/21	5

110	U.S. Treasury Note	1.75	9/30/22	110

85	U.S. Treasury Note	1.75	2/28/22	85

80	U.S. Treasury Note	1.75	1/31/23	80

90	U.S. Treasury Note	1.75	5/15/22	90

164	U.S. Treasury Note	1.75	5/15/23	164

60	U.S. Treasury Note	1.75	12/31/20	60

20	U.S. Treasury Note	1.88	8/31/24	20

65	U.S. Treasury Note	1.88	7/31/22	65

105	U.S. Treasury Note	1.88	1/31/22	105

100	U.S. Treasury Note	1.88	3/31/22	100

90	U.S. Treasury Note	1.88	9/30/22	90

110	U.S. Treasury Note	1.88	11/30/21	110

85	U.S. Treasury Note	1.88	5/31/22	85

50	U.S. Treasury Note	1.88	2/28/22	50

125	U.S. Treasury Note	1.88	4/30/22	125

50	U.S. Treasury Note	1.88	6/30/26	50

85	U.S. Treasury Note	1.88	8/31/22	85

70	U.S. Treasury Note	1.88	10/31/22	70

60	U.S. Treasury Note	2.00	10/31/21	60

80	U.S. Treasury Note	2.00	8/31/21	80

50	U.S. Treasury Note	2.00	7/31/20	50

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$100	U.S. Treasury Note	2.00	2/28/21	$100

145	U.S. Treasury Note	2.00	11/15/21	146

100	U.S. Treasury Note	2.00	2/15/22	101

195	U.S. Treasury Note	2.00	2/15/25	198

195	U.S. Treasury Note	2.00	8/15/25	198

110	U.S. Treasury Note	2.00	12/31/21	111

10	U.S. Treasury Note	2.00	1/15/21	10

185	U.S. Treasury Note	2.00	11/15/26	186

150	U.S. Treasury Note	2.00	11/30/22	151

65	U.S. Treasury Note	2.00	9/30/20	65

100	U.S. Treasury Note	2.00	10/31/22	101

120	U.S. Treasury Note	2.00	4/30/24	121

125	U.S. Treasury Note	2.00	6/30/24	126

125	U.S. Treasury Note	2.00	5/31/24	126

95	U.S. Treasury Note	2.00	7/31/22	96

25	U.S. Treasury Note	2.00	11/30/20	25

100	U.S. Treasury Note	2.00	5/31/21	100

30	U.S. Treasury Note	2.13	1/31/21	30

70	U.S. Treasury Note	2.13	3/31/24	71

90	U.S. Treasury Note	2.13	11/30/23	91

65	U.S. Treasury Note	2.13	9/30/21	66

80	U.S. Treasury Note	2.13	8/31/20	80

100	U.S. Treasury Note	2.13	5/31/26	102

45	U.S. Treasury Note	2.13	8/15/21	45

110	U.S. Treasury Note	2.13	12/31/22	111

70	U.S. Treasury Note	2.13	6/30/21	70

105	U.S. Treasury Note	2.13	2/29/24	107

35	U.S. Treasury Note	2.13	11/30/24	36

105	U.S. Treasury Note	2.13	12/31/21	106

90	U.S. Treasury Note	2.13	6/30/22	91

45	U.S. Treasury Note	2.13	7/31/24	46

145	U.S. Treasury Note	2.13	5/15/25	147

40	U.S. Treasury Note	2.25	10/31/24	41

80	U.S. Treasury Note	2.25	3/31/26	82

80	U.S. Treasury Note	2.25	12/31/24	82

85	U.S. Treasury Note	2.25	2/15/21	86

185	U.S. Treasury Note	2.25	8/15/27	189

180	U.S. Treasury Note	2.25	3/31/21	181

175	U.S. Treasury Note	2.25	11/15/27	179

50	U.S. Treasury Note	2.25	4/30/24	51

150	U.S. Treasury Note	2.25	11/15/24	153

40	U.S. Treasury Note	2.25	7/31/21	40

40	U.S. Treasury Note	2.25	4/30/21	40

100	U.S. Treasury Note	2.25	4/15/22	101

80	U.S. Treasury Note	2.25	12/31/23	82

80	U.S. Treasury Note	2.25	1/31/24	82

225	U.S. Treasury Note	2.25	2/15/27	231

95	U.S. Treasury Note	2.25	11/15/25	97

95	U.S. Treasury Note	2.38	3/15/22	97

175	U.S. Treasury Note	2.38	5/15/27	181

100	U.S. Treasury Note	2.38	8/15/24	103

110	U.S. Treasury Note	2.38	1/31/23	112

90	U.S. Treasury Note	2.38	4/15/21	91

70	U.S. Treasury Note	2.38	12/31/20	71

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$70	U.S. Treasury Note	2.38	5/15/29	$72

80	U.S. Treasury Note	2.38	4/30/26	83

100	U.S. Treasury Note	2.38	2/29/24	103

10	U.S. Treasury Note	2.38	3/15/21	10

90	U.S. Treasury Note	2.50	1/31/25	93

110	U.S. Treasury Note	2.50	2/28/21	111

50	U.S. Treasury Note	2.50	1/31/24	52

105	U.S. Treasury Note	2.50	2/15/22	107

50	U.S. Treasury Note	2.50	1/15/22	51

105	U.S. Treasury Note	2.50	5/15/24	109

127	U.S. Treasury Note	2.50	8/15/23	131

50	U.S. Treasury Note	2.50	3/31/23	51

110	U.S. Treasury Note	2.50	12/31/20	111

85	U.S. Treasury Note	2.50	2/28/26	88

110	U.S. Treasury Note	2.50	1/31/21	111

85	U.S. Treasury Note	2.63	1/31/26	89

90	U.S. Treasury Note	2.63	12/31/25	94

165	U.S. Treasury Note	2.63	2/15/29	174

105	U.S. Treasury Note	2.63	12/15/21	107

100	U.S. Treasury Note	2.63	12/31/23	104

100	U.S. Treasury Note	2.63	11/15/20	101

90	U.S. Treasury Note	2.63	7/31/20	91

95	U.S. Treasury Note	2.63	5/15/21	96

110	U.S. Treasury Note	2.63	2/28/23	113

130	U.S. Treasury Note	2.63	7/15/21	132

95	U.S. Treasury Note	2.63	6/15/21	97

105	U.S. Treasury Note	2.63	6/30/23	109

100	U.S. Treasury Note	2.63	8/31/20	101

100	U.S. Treasury Note	2.63	3/31/25	104

90	U.S. Treasury Note	2.75	6/30/25	95

95	U.S. Treasury Note	2.75	11/15/23	99

110	U.S. Treasury Note	2.75	11/30/20	111

105	U.S. Treasury Note	2.75	8/31/23	109

100	U.S. Treasury Note	2.75	2/15/24	104

85	U.S. Treasury Note	2.75	8/31/25	89

100	U.S. Treasury Note	2.75	9/15/21	102

95	U.S. Treasury Note	2.75	5/31/23	99

105	U.S. Treasury Note	2.75	9/30/20	106

90	U.S. Treasury Note	2.75	2/28/25	95

80	U.S. Treasury Note	2.75	2/15/28	85

90	U.S. Treasury Note	2.75	7/31/23	94

95	U.S. Treasury Note	2.75	8/15/21	97

45	U.S. Treasury Note	2.75	4/30/23	47

105	U.S. Treasury Note	2.88	9/30/23	110

90	U.S. Treasury Note	2.88	4/30/25	95

110	U.S. Treasury Note	2.88	11/30/23	115

80	U.S. Treasury Note	2.88	10/31/20	81

100	U.S. Treasury Note	2.88	11/15/21	103

50	U.S. Treasury Note	2.88	10/31/23	52

100	U.S. Treasury Note	2.88	10/15/21	103

140	U.S. Treasury Note	2.88	5/15/28	150

90	U.S. Treasury Note	2.88	5/31/25	95

225	U.S. Treasury Note	2.88	8/15/28	243

90	U.S. Treasury Note	2.88	11/30/25	96

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$75	U.S. Treasury Note	2.88		7/31/25	$79

85	U.S. Treasury Note	3.00		10/31/25	91

85	U.S. Treasury Note	3.00		9/30/25	91

115	U.S. Treasury Note	3.13		11/15/28	126

100	U.S. Treasury Note	3.13		5/15/21	102

80	U.S. Treasury Note	3.50		5/15/20	81

100	U.S. Treasury Note	3.63		2/15/21	103

	Total U.S. Treasury Obligations				20,553

	Yankee Dollars — 5.74%

100	America Movil SAB de CV (Wireless Telecommunication Services)	5.00		3/30/20	102

85	America Movil SAB de CV (Wireless Telecommunication Services)	6.13		11/15/37	109

100	Aptiv PLC (Auto Components), Callable 10/15/25 @ 100.00	4.25		1/15/26	105

45	BHP Billiton Ltd. (Metals & Mining)	5.00		9/30/43	56

185	BP Capital Markets PLC (Diversified Financial Services)	3.54		11/4/24	194

114	British Telecommunications PLC (Diversified Telecommunication Services)	9.63		12/15/30	172

155	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 12/15/22 @ 100.00	2.95		1/15/23	156

120	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 8/15/21 @ 100.00	3.45		11/15/21	123

50	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85		6/1/27	52

270	Canadian Pacific Railway Co. (Road & Rail), Callable 12/15/22 @ 100.00	4.45		3/15/23	284

105	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75	(b)	6/15/30	150

90	Diageo Capital PLC (Diversified Financial Services)	5.88		9/30/36	118

210	HSBC Holdings PLC (Banks)	4.00		3/30/22	218

200	HSBC Holdings PLC (Banks)	5.10		4/5/21	209

140	Iberdrola International BV (Electric Utilities)	5.81		3/15/25	158

145	Iberdrola International BV (Electric Utilities)	6.75		7/15/36	190

40	LYB International Finance II BV (Chemicals), Callable 12/2/26 @ 100.00	3.50		3/2/27	41

25	LyondellBasell Industries N.V. (Chemicals)	4.00		7/15/23	26

35	LyondellBasell Industries N.V. (Chemicals), Callable 8/26/54 @ 100.00	4.63		2/26/55	35

105	Orange SA (Diversified Telecommunication Services)	9.00		3/1/31	159

90	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13		5/11/35	99

170	Shell International Finance BV (Oil, Gas & Consumable Fuels)	6.38		12/15/38	240

105	Statoil ASA (Oil, Gas & Consumable Fuels)	5.10		8/17/40	130

55	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.13		4/27/20	56

35	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.46		2/16/21	37

75	Telefonica Emisiones SAU (Diversified Telecommunication Services)	7.05		6/20/36	98

240	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels), Callable 2/15/28 @ 100.00	4.25		5/15/28	258

140	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10		6/1/40	174

20	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.20		10/15/37	25

35	Vodafone Group PLC (Wireless Telecommunication Services)	5.00		5/30/38	38

90	Vodafone Group PLC (Wireless Telecommunication Services)	6.15		2/27/37	109

	Total Yankee Dollars				3,921

Shares

	Investment Companies — 8.55%

293,875	State Street Institutional Treasury Money Market Fund, Premier Class	2.17	(c)		294

5,544,353	State Street Institutional Treasury Plus Money Market Fund, Trust Class	2.18	(c)		5,544

	Total Investment Companies				5,838

	Total Investments (cost $67,524) — 102.12%				69,716
	Liabilities in excess of other assets — (2.12)%				(1,449)

	Net Assets — 100.00%				$68,267

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (concluded) — June 30, 2019

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2019.

(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate disclosed is the rate in effect on June 30, 2019.

(c)	The rate disclosed is the rate in effect on June 30, 2019.

MTN — Medium Term Note

TBA — To Be Announced purchase or sale commitment. Security is subject to delayed delivery

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Core Fixed Income Portfolio	Agincourt Capital Management, LLC	Mellon Investments Corporation*	HC Capital Solutions	Total
Asset Backed Securities	—	0.35%	—	0.35%
Collateralized Mortgage Obligations	—	1.44%	—	1.44%
U.S. Government Agency Mortgages	—	21.27%	—	21.27%
U.S. Government Agency Securities	—	0.95%	—	0.95%
Corporate Bonds	33.71%	—	—	33.71%
U.S. Treasury Obligations	—	30.11%	—	30.11%
Yankee Dollars	5.74%	—	—	5.74%
Investment Companies	0.43%	2.96%	5.16%	8.55%
Other Assets (Liabilities)	0.40%	-2.68%	0.16%	-2.12%

Total Net Assets	40.28%	54.40%	5.32%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Asset Backed Securities — 1.45%

$1,349	Dividend Solar Loans LLC, Series 2017-1, Class – B, Callable 8/20/30 @ 100.00 (a)	5.25	3/22/38	$1,402

2,140	Legacy Mortgage Asset Trust, Series 2019-GS2, Class – A2, Callable 4/25/22 @ 100.00 (a)	4.25(b)	1/25/59	2,083

2,120	Mill City Mortgage Trust, Series 2017-3, Class – B2, Callable 7/25/32 @ 100.00 (a)	3.25(b)	1/25/61	1,811

1,537	Mill City Mortgage Trust, Series 2017-1, Class – B2, Callable 3/25/33 @ 100.00 (a)	3.77(b)	11/25/58	1,402

721	Mill City Mortgage Trust, Series 2016-1, Class – B2, Callable 9/25/32 @ 100.00 (a)	4.02(b)	4/25/57	731

1,214	Upgrade Receivables Trust, Series 2019-1, Class – C, Callable 1/15/22 @ 100.00 (a)	5.15	3/15/25	1,239

	Total Asset Backed Securities			8,668

	Collateralized Mortgage Obligations — 17.39%

5,213	Bank of America Merrill Lynch Large, Series 2016-GG10, Class – AJA (a)	6.01(b)	8/10/45	3,667

2,000	BX Commercial Mortgage Trust, Series 2019-IMC, Class – F (a)	5.34 (US0001M + 290.00 bps)(c)	4/15/34	2,008

1,184	Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class – 1A4, Callable 7/25/19 @ 100.00	4.43(b)	8/25/35	1,057

1,403	Connecticut Avenue Securities, Series 2016-C03, Class – 1B, Callable 4/25/26 @ 100.00 (a)	14.15 (US0001M + 1175.00 bps)(c)	10/25/28	2,005

6,318	Connecticut Avenue Securities, Series 2016-C02, Class – 1B, Callable 3/25/26 @ 100.00 (a)	14.65 (US0001M + 1225.00 bps)(c)	9/25/28	9,094

1,775	Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-1, Class – A2, Callable 7/25/19 @ 100.00	6.00	3/25/37	1,406

1,492	Credit Suisse Mortgage Trust, Series 2017-RPL1, Class – B1, Callable 3/25/44 @ 100.00 (a)	3.09(b)	7/25/57	1,079

1,712	Credit Suisse Mortgage Trust, Series 2017-RPL1, Class – B2, Callable 3/25/44 @ 100.00 (a)	3.09(b)	7/25/57	1,023

1,455	Credit Suisse Mortgage Trust, Series 2017-RPL1, Class – B3, Callable 3/25/44 @ 100.00 (a)	3.09(b)	7/25/57	681

1,670	Credit Suisse Mortgage Trust, Series 2017-RPL1, Class – B4, Callable 3/25/44 @ 100.00 (a)	3.09(b)	7/25/57	239

1,587	Credit Suisse Mortgage Trust, Series 2007-C5, Class – AM	5.87	9/15/40	1,315

1,500	Credit Suisse Mortgage Trust, Series 2019-SLKZ, Class – D (a)	5.99 (US0001M + 360.00 bps)(c)	1/15/34	1,508

5,000	Credit Suisse Mortgage Trust, Series 2018-PLUM, Class – B (a)	7.39 (US0001M + 500.00 bps)(c)	8/15/20	5,005

3,880	Credit Suisse Mortgage Trust, Series 2015-LHMZ, Class – MZ (a)	7.49(b)	7/6/20	3,891

1,500	Credit Suisse Mortgage Trust, Series 2017-CHOP, Class – H (a)	10.01 (US0001M + 762.00 bps)(c)	7/15/32	1,497

3,000	CSWF, Series 2018-TOP, Class – G (a)	5.64 (US0001M + 325.00 bps)(c)	8/15/35	3,004

2,100	DBUBS Mortgage Trust, Series 2011-LC3A, Class – G (a)	3.75	8/10/44	1,486

2,121	Downey Savings And Loan Association Mortgage Loan Trust, Series 2007-AR1, Class – 1A1B, Callable 3/19/29 @ 100.00	2.53 (US0001M + 14.00 bps)(c)	4/19/47	1,864

4,619	FRESB Mortgage Trust, Series 2018-SB48, Class – B, Callable 1/1/28 @ 100.00 (a)	3.68 (US0006M + 367.72 bps)(c)	2/25/38	3,621

2,260	GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class – AJ	5.68(b)	12/10/49	686

4,850	GS Mortgage Securities Corp. II, Series 2018-SRP5, Class – D (a)	8.39 (US0001M + 600.00 bps)(c)	9/15/31	4,824

1,466	Helios Issuer LLC, Series 2018-1A, Class – B, Callable 1/20/24 @ 100.00 (a)	7.71	7/20/48	1,529

2,497	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class – AJ	6.00(b)	2/12/49	1,685

2,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class – M (a)	10.60 (US0001M + 820.77 bps)(c)	6/15/35	1,992

853	Lone Star Portfolio Trust, Series 2015-LSP, Class – E (a)	8.24 (US0001M + 560.00 bps)(c)	9/15/28	862

4,010	Lone Star Portfolio Trust, Series 2015-LSP, Class – F (a)	9.54 (US0001M + 690.00 bps)(c)	9/15/28	4,044

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Collateralized Mortgage Obligations (continued)

$840	MASTR Adjustable Rate Mortgages Trust, Series 2004-11, Class – B1, Callable 7/25/19 @ 100.00	4.15 (US0001M + 175.00 bps)(c)	11/25/34	$843

1,430	MASTR Adjustable Rate Mortgages Trust, Series 2004-14, Class – B1, Callable 7/25/19 @ 100.00	4.55 (US0001M + 215.00 bps)(c)	1/25/35	1,370

1,782	Multifamily Trust, Series 2016-1, Class – B (a)	14.74 (US0003M + 113.00 bps)(c)	4/25/46	1,803

2,507	PMT Credit Risk Transfer Trust, Series 2019-1R, Class – A, Callable 3/25/20 @ 100.00 (a)	4.43 (US0001M + 200.00 bps)(c)	3/27/24	2,498

1,750	PMT Credit Risk Transfer Trust, Series 2019-2R, Class – A, Callable 5/27/23 @ 100.00 (a)	5.16 (US0001M + 275.00 bps)(c)	5/27/23	1,753

2,000	Starwood Retail Property Trust, Series 2014-STAR, Class – D (a)	5.64 (US0001M + 325.00 bps)(c)	11/15/27	1,797

6,970	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class – B, Callable 10/25/25 @ 100.00	11.75 (US0001M + 935.00 bps)(c)	4/25/28	9,123

4,473	Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class – B, Callable 1/25/26 @ 100.00	12.40 (US0001M + 1000.00 bps)(c)	7/25/28	5,964

2,430	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class – G (a)	8.77 (US0001M + 635.00 bps)(c)	11/11/34	2,430

1,620	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class – H (a)	12.22 (US0001M + 980.00 bps)(c)	11/11/34	1,620

4,726	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class – G (a)	5.00(b)	5/10/63	3,688

8,192	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class – H (a)(d)	5.00(b)	5/10/63	5,000

4,228	Upgrade Pass-Through Trust, Series 2018-7, Class – A (a)	14.78	1/15/25	4,062

990	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class – AJ	5.84(b)	2/15/51	947

	Total Collateralized Mortgage Obligations			103,970

	U.S. Government Agency Mortgages — 5.75%

1,140	Fannie Mae, Series 2017-C05, Class – 1B1, Callable 7/25/27 @ 100.00 (a)	6.00 (US0001M + 360.00 bps)(c)	1/25/30	1,194

5,550	Fannie Mae, Series 2017-C07, Class – 1B1, Callable 11/25/27 @ 100.00 (a)	6.40 (US0001M + 400.00 bps)(c)	5/25/30	5,913

3,190	Fannie Mae, Series 2018-R07, Class – 1B1, Callable 7/25/28 @ 100.00 (a)	6.75 (US0001M + 435.00 bps)(c)	4/25/31	3,399

530	Fannie Mae, Series 2017-C03, Class – 1B1, Callable 4/25/27 @ 100.00 (a)	7.25 (US0001M + 485.00 bps)(c)	10/25/29	600

1,498	Fannie Mae, Series 2016-C06, Class – 1B, Callable 10/25/26 @ 100.00 (a)	11.65 (US0001M + 925.00 bps)(c)	4/25/29	1,916

3,494	Fannie Mae, Series 2016-C04, Class – 1B, Callable 7/25/26 @ 100.00 (a)	12.65 (US0001M + 1025.00 bps)(c)	1/25/29	4,675

338	Fannie Mae, Series 2016-C01, Class – 1B, Callable 2/25/26 @ 100.00 (a)	14.15 (US0001M + 1175.00 bps)(c)	8/25/28	490

143,606	Freddie Mac, Seasoned Credit Risk Transfer Trust, Series 2016-1, Class – XSIO, Callable 10/25/47 @ 100.00 (e)	0.07(b)	9/25/55	505

19,204	Freddie Mac, Seasoned Credit Risk Transfer Trust, Series 2016-1, Class – BIO, Callable 10/25/47 @ 100.00 (e)	1.24(b)	9/25/55	1,740

1,220	Freddie Mac, Seasoned Credit Risk Transfer Trust, Series 2017-2, Class – M1, Callable 9/25/43 @ 100.00 (a)	4.00(b)	8/25/56	1,195

1,850	Freddie Mac, Seasoned Credit Risk Transfer Trust, Series 2019-1, Class – M, Callable 6/25/39 @ 100.00 (a)	4.75(b)	7/25/58	1,683

8,086	Freddie Mac, Seasoned Credit Risk Transfer Trust, Series 2016-1, Class – B, Callable 10/25/47 @ 100.00 (e)	6.87	9/25/55	675

5,906	Freddie Mac, Seasoned Credit Risk Transfer Trust, Series 2017-2, Class – B, Callable 9/25/43 @ 100.00 (e)	0.00(b)	8/25/56	1,013

250,523	Freddie Mac, Seasoned Credit Risk Transfer Trust, Series 2017-2, Class – XSIO, Callable 9/25/43 @ 100.00 (e)	0.07(b)	8/25/56	1,008

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$8,912	Freddie Mac, Seasoned Credit Risk Transfer Trust, Series 2017-2, Class – BIO, Callable 9/25/43 @ 100.00 (e)	1.21(b)	8/25/56	$1,393

2,650	Freddie Mac, Series 2018-SPI4, Class – B, Callable 9/25/26 @ 100.00 (a)	4.46(b)	11/25/48	1,464

529	Freddie Mac, Series 2017-DNA1, Class – B2, Callable 1/25/27 @ 100.00	12.40 (US0001M + 1000.00 bps)(c)	7/25/29	573

1,090	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class – B1, Callable 4/25/27 @ 100.00	7.55 (US0001M + 515.00 bps)(c)	10/25/29	1,250

3,063	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class – B2, Callable 4/25/27 @ 100.00	13.65 (US0001M + 1125.00 bps)(c)	10/25/29	3,747

	Total U.S. Government Agency Mortgages			34,433

	Corporate Bonds — 48.72%

1,175	Acadia Healthcare Co., Inc. (Health Care Providers & Services), Callable 8/5/19 @ 101.28	5.13	7/1/22	1,185

1,003	Acadia Healthcare Co., Inc. (Health Care Providers & Services), Callable 8/5/19 @ 102.81	5.63	2/15/23	1,019

1,462	ACCO Brands Corp. (Commercial Services & Supplies), Callable 12/15/19 @ 103.94 (a)	5.25	12/15/24	1,477

1,735	Adient US LLC (Auto Components), Callable 5/15/22 @ 103.50 (a)	7.00	5/15/26	1,781

1,161	Ahern Rentals, Inc. (Trading Companies & Distributors), Callable 8/5/19 @ 103.69 (a)	7.38	5/15/23	1,036

2,335	Albertsons Companies LLC (Food & Staples Retailing), Callable 9/15/19 @ 104.31	5.75	3/15/25	2,350

426	Albertsons Companies LLC (Food & Staples Retailing), Callable 8/5/19 @ 104.97	6.63	6/15/24	441

857	Albertsons Companies LLC (Food & Staples Retailing), Callable 3/15/22 @ 105.63 (a)	7.50	3/15/26	915

1,073	Allison Transmission, Inc. (Machinery), Callable 10/1/19 @ 102.50 (a)	5.00	10/1/24	1,094

111	Ally Financial, Inc. (Consumer Finance), Callable 10/21/25 @ 100.00	5.75	11/20/25	123

1,729	Ally Financial, Inc. (Consumer Finance)	8.00	11/1/31	2,274

509	AMC Networks, Inc. (Media), Callable 8/1/21 @ 102.38	4.75	8/1/25	517

760	AMC Networks, Inc. (Media), Callable 4/1/20 @ 102.50	5.00	4/1/24	781

1,372	American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors), Callable 5/15/21 @ 102.94 (a)	5.88	5/15/26	1,430

758	AMN Healthcare, Inc. (Health Care Providers & Services), Callable 10/1/19 @ 103.84 (a)	5.13	10/1/24	771

1,487	Amsted Industries, Inc. (Machinery), Callable 9/15/19 @ 102.69 (a)	5.38	9/15/24	1,521

1,383	Amsted Industries, Inc. (Machinery), Callable 7/1/22 @ 102.81 (a)	5.63	7/1/27	1,438

2,815	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (Oil, Gas & Consumable Fuels), Callable 11/1/21 @ 103.50 (a)	7.00	11/1/26	2,569

389	Avis Budget Car Rental LLC (Road & Rail), Callable 8/5/19 @ 101.83	5.50	4/1/23	397

1,070	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (Road & Rail), Callable 6/15/22 @ 102.88 (a)	5.75	7/15/27	1,079

658	Ball Corp. (Containers & Packaging), Callable 12/15/25 @ 100.00	4.88	3/15/26	697

1,776	Bank of America Corp. (Banks), Callable 3/17/25 @ 100.00, Perpetual Bond (f)	6.10 (US0003M + 389.80 bps)(c)	12/29/49	1,918

1,558	Bausch Health Americas, Inc. (Pharmaceuticals), Callable 7/31/22 @ 104.25 (a)	8.50	1/31/27	1,710

1,666	Beacon Escrow Corp. (Trading Companies & Distributors), Callable 11/1/20 @ 102.44 (a)	4.88	11/1/25	1,649

503	Block Communications, Inc. (Media), Callable 2/15/20 @ 103.44 (a)	6.88	2/15/25	524

1,615	Blue Racer Midstream LLC/Blue Racer Finance Corp. (Oil, Gas & Consumable Fuels), Callable 8/5/19 @ 103.06 (a)	6.13	11/15/22	1,637

2,639	Blue Racer Midstream LLC/Blue Racer Finance Corp. (Oil, Gas & Consumable Fuels), Callable 7/15/21 @ 104.97 (a)	6.63	7/15/26	2,659

733	Booz Allen Hamilton, Inc. (IT Services), Callable 5/1/20 @ 102.56 (a)	5.13	5/1/25	744

901	Brinker International, Inc. (Hotels, Restaurants & Leisure)	3.88	5/15/23	891

1,110	Brinker International, Inc. (Hotels, Restaurants & Leisure), Callable 7/1/24 @ 100.00 (a)	5.00	10/1/24	1,131

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$897	Brookfield Property REIT (Equity Real Estate Investment Trusts), Callable 5/15/22 @ 102.88 (a)	5.75	5/15/26	$924

2,148	Building Materials Corp. of America (Building Products), Callable 11/15/19 @ 102.69 (a)	5.38	11/15/24	2,223

668	Building Materials Corp. of America (Building Products), Callable 10/15/20 @ 103.00 (a)	6.00	10/15/25	709

1,597	Cablevision Systems Corp. (Media)	5.88	9/15/22	1,687

3,054	Calpine Corp. (Independent Power and Renewable Electricity Producers), Callable 6/1/21 @ 102.63 (a)	5.25	6/1/26	3,108

928	Cardtronics, Inc. (IT Services), Callable 5/1/20 @ 104.13 (a)	5.50	5/1/25	922

1,861	Care Capital Properties WI (Equity Real Estate Investment Trusts), Callable 5/15/26 @ 100.00	5.13	8/15/26	1,937

1,837	Carriage Services, Inc. (Diversified Consumer Services), Callable 6/1/21 @ 104.97 (a)	6.63	6/1/26	1,887

1,071	Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels), Callable 8/5/19 @ 103.13 ^	6.25	4/15/23	1,032

1,281	CCO Holdings LLC/CCO Holdings Capital Corp. (Media), Callable 5/1/22 @ 102.56 (a)	5.13	5/1/27	1,326

1,718	CCO Holdings LLC/CCO Holdings Capital Corp. (Media), Callable 6/1/24 @ 102.69 (a)	5.38	6/1/29	1,772

697	CCO Holdings LLC/CCO Holdings Capital Corp. (Media), Callable 5/1/20 @ 102.68 (a)	5.38	5/1/25	721

1,010	CCO Holdings LLC/CCO Holdings Capital Corp. (Media), Callable 2/15/21 @ 102.88	5.75	2/15/26	1,061

1,113	CDK Global, Inc. (Software), Callable 6/1/22 @ 102.44	4.88	6/1/27	1,149

588	Cedar Fair LP (Hotels, Restaurants & Leisure), Callable 7/15/24 @ 102.63 (a)	5.25	7/15/29	600

531	Cedar Fair LP/Canada’s Wonderland Co. (Hotels, Restaurants & Leisure), Callable 8/5/19 @ 102.69	5.38	6/1/24	546

964	Central Garden & Pet Co. (Household Products), Callable 1/1/23 @ 102.56	5.13	2/1/28	945

1,119	CenturyLink, Inc. (Diversified Telecommunication Services), Callable 1/1/25 @ 100.00	5.63	4/1/25	1,139

1,443	CenturyLink, Inc., Series T (Diversified Telecommunication Services)	5.80	3/15/22	1,507

1,079	CenturyLink, Inc., Series G (Diversified Telecommunication Services)	6.88	1/15/28	1,076

1,806	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels), Callable 8/5/19 @ 101.22 ^	4.88	4/15/22	1,707

1,513	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	5.75	3/15/23	1,396

406	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels), Callable 4/1/21 @ 103.50	7.00	10/1/24	363

1,133	CHS/Community Health Systems, Inc. (Health Care Providers & Services), Callable 3/31/20 @ 103.13	6.25	3/31/23	1,091

2,130	Churchill Downs, Inc. (Hotels, Restaurants & Leisure), Callable 1/15/23 @ 102.38 (a)	4.75	1/15/28	2,138

275	Clean Harbors, Inc. (Commercial Services & Supplies), Callable 7/15/22 @ 102.44 (a)	4.88	7/15/27	279

890	Clearway Energy Operating LLC (Independent Power and Renewable Electricity Producers), Callable 9/15/21 @ 102.50	5.00	9/15/26	866

577	Clearway Energy Operating LLC (Independent Power and Renewable Electricity Producers), Callable 10/15/21 @ 102.88 (a)	5.75	10/15/25	589

446	Commercial Metals Co. (Metals & Mining), Callable 2/15/23 @ 100.00	4.88	5/15/23	447

1,121	Commercial Metals Co. (Metals & Mining), Callable 4/15/21 @ 102.88	5.75	4/15/26	1,120

1,268	CommScope Technologies LLC (Communications Equipment), Callable 3/15/22 @ 102.50	5.00	3/15/27	1,103

1,208	CommScope, Inc. (Communications Equipment), Callable 7/16/19 @ 102.75 (a)	5.50	6/15/24	1,143

345	CommScope, Inc. (Communications Equipment), Callable 3/1/21 @ 102.75 (a)	5.50	3/1/24	354

814	CoreCivic, Inc. (Equity Real Estate Investment Trusts), Callable 7/15/27 @ 100.00	4.75	10/15/27	733

1,756	Corrections Corp. of America (Equity Real Estate Investment Trusts), Callable 2/1/23 @ 100.00	4.63	5/1/23	1,721

3,118	Corrections Corp. of America (Equity Real Estate Investment Trusts), Callable 7/15/22 @ 100.00	5.00	10/15/22	3,090

1,196	Credit Acceptance Corp. (Consumer Finance), Callable 3/15/22 @ 103.31 (a)	6.63	3/15/26	1,260

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$555	Credit Acceptance Corp. (Consumer Finance), Callable 8/5/19 @ 103.69	7.38	3/15/23	$575

573	Crown Americas LLC/Crown Americas Capital Corp VI (Containers & Packaging), Callable 2/1/21 @ 103.56	4.75	2/1/26	589

1,129	CSC Holdings LLC (Media)	5.25	6/1/24	1,173

1,141	CSC Holdings LLC (Media), Callable 5/15/21 @ 102.75	5.50	5/15/26	1,197

1,237	CSC Holdings LLC (Media), Callable 2/1/24 @ 103.25 (a)	6.50	2/1/29	1,347

2,863	CSC Holdings LLC (Media), Callable 7/15/20 @ 103.88 (a)	7.75	7/15/25	3,084

329	Cumberland Farms, Inc. (Food & Staples Retailing), Callable 5/1/20 @ 105.06 (a)	6.75	5/1/25	349

1,103	CVR Partners/CVR Nitrogen (Chemicals), Callable 7/22/19 @ 104.63 (a)	9.25	6/15/23	1,150

267	CyrusOne LP/CyrusOne Finance Corp. (Equity Real Estate Investment Trusts), Callable 3/15/22 @ 102.69	5.38	3/15/27	281

1,528	DaVita, Inc. (Health Care Providers & Services), Callable 7/22/19 @ 102.56	5.13	7/15/24	1,528

1,208	Delek Logistics Partners LP/Delek Logistics Finance Corp. (Oil, Gas & Consumable Fuels), Callable 5/15/20 @ 105.06	6.75	5/15/25	1,199

4,755	DISH DBS Corp. (Media)	5.88	7/15/22	4,813

1,583	DISH DBS Corp. (Media)	6.75	6/1/21	1,658

787	Downstream Development Authority of the Quapaw Tribe of Oklahoma (Capital Markets), Callable 2/15/20 @ 105.25 (a)	10.50	2/15/23	829

1,419	EMC Corp. (Technology Hardware, Storage & Peripherals), Callable 3/1/23 @ 100.00	3.38	6/1/23	1,413

218	Endeavor Energy Resources LP/Endeavor Energy Resources Finance, Inc. (Oil, Gas & Consumable Fuels), Callable 1/30/23 @ 102.88 (a)	5.75	1/30/28	230

1,062	ESH Hospitality, Inc. (Hotels, Restaurants & Leisure), Callable 5/1/20 @ 102.63 (a)	5.25	5/1/25	1,087

977	Extraction Oil & Gas, Inc. (Oil, Gas & Consumable Fuels), Callable 2/1/21 @ 104.22	5.63	2/1/26	789

1,602	Fortress Transportation & Infrastructure Investors LLC (Trading Companies & Distributors), Callable 3/15/20 @ 105.06 (a)	6.75	3/15/22	1,664

1,868	Freeport-McMoRan, Inc. (Metals & Mining), Callable 12/15/22 @ 100.00	3.88	3/15/23	1,867

1,860	FTS International, Inc. (Energy Equipment & Services), Callable 8/5/19 @ 101.56	6.25	5/1/22	1,730

1,690	Genesis Energy LP (Electric Utilities), Callable 8/5/19 @ 102.81	5.63	6/15/24	1,629

2,456	Genesis Energy LP (Electric Utilities), Callable 8/5/19 @ 103.00	6.00	5/15/23	2,438

699	Genesis Energy LP (Electric Utilities), Callable 2/15/21 @ 104.69	6.25	5/15/26	673

1,030	GLP Capital LP (Equity Real Estate Investment Trusts), Callable 1/15/26 @ 100.00	5.38	4/15/26	1,111

527	GMAC, Inc. (Consumer Finance)	8.00	11/1/31	696

1,742	Goldman Sachs Group, Inc., Series P (Capital Markets), Callable 11/10/22 @ 100.00, Perpetual Bond (f)	5.00 (US0003M + 287.40 bps)(c)	12/31/49	1,673

965	Goodyear Tire & Rubber Co. (The) (Auto Components), Callable 8/5/19 @ 102.56	5.13	11/15/23	977

1,421	Group 1 Automotive, Inc. (Specialty Retail), Callable 8/5/19 @ 103.94 (a)	5.25	12/15/23	1,455

354	GrubHub Holdings, Inc. (Internet & Direct Marketing Retail), Callable 7/1/22 @ 102.75 (a)	5.50	7/1/27	363

3,253	Gulfport Energy Corp. (Oil, Gas & Consumable Fuels), Callable 5/15/20 @ 104.78	6.38	5/15/25	2,493

836	H&E Equipment Services, Inc. (Trading Companies & Distributors), Callable 9/1/20 @ 104.22	5.63	9/1/25	859

1,054	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods), Callable 2/15/24 @ 100.00 (a)	4.63	5/15/24	1,094

544	Harland Clarke Holdings Corp. (Commercial Services & Supplies), Callable 8/5/19 @ 100.00 (a)	6.88	3/1/20	530

1,508	HCA Holdings, Inc. (Health Care Providers & Services), Callable 8/15/25 @ 100.00	5.88	2/15/26	1,666

746	HCA, Inc. (Health Care Providers & Services), Callable 3/1/26 @ 100.00	5.38	9/1/26	804

568	HCA, Inc. (Health Care Providers & Services)	5.38	2/1/25	613

528	HCA, Inc. (Health Care Providers & Services), Callable 8/1/28 @ 100.00	5.88	2/1/29	579

754	HealthSouth Corp. (Health Care Providers & Services), Callable 8/5/19 @ 101.92	5.75	11/1/24	768

1,016	Hertz Corp. (Road & Rail), Callable 8/5/19 @ 103.81	7.63	6/1/22	1,055

690	Hilcorp Energy Corp. (Oil, Gas & Consumable Fuels), Callable 8/5/19 @ 102.50 (a)	5.00	12/1/24	685

649	Hilcorp Energy Corp. (Oil, Gas & Consumable Fuels), Callable 4/1/20 @ 102.88 (a)	5.75	10/1/25	651

994	Hilcorp Energy Corp. (Oil, Gas & Consumable Fuels), Callable 11/1/23 @ 103.13 (a)	6.25	11/1/28	1,000

523	Hilton Domestic Operating Co, Inc. (Hotels, Restaurants & Leisure), Callable 5/1/21 @ 102.56	5.13	5/1/26	545

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$1,922	HLF Financing SaRL LLC/Herbalife International, Inc. (Personal Products), Callable 8/15/21 @ 103.63 (a)	7.25	8/15/26	$1,932

1,719	Horizon Pharma USA, Inc. (Pharmaceuticals), Callable 11/1/19 @ 106.56 (a)	8.75	11/1/24	1,844

384	IAA, Inc. (Commercial Services & Supplies), Callable 6/15/22 @ 102.75 (a)	5.50	6/15/27	399

466	Ingles Markets, Inc. (Food & Staples Retailing), Callable 8/5/19 @ 101.92	5.75	6/15/23	475

1,335	Iron Mountain, Inc. (Equity Real Estate Investment Trusts), Callable 6/1/21 @ 102.69 (a)	5.38	6/1/26	1,338

1,793	Iron Mountain, Inc. (Equity Real Estate Investment Trusts), Callable 7/16/19 @ 101.92	5.75	8/15/24	1,811

302	J2 Cloud Services LLC/J2 Global Co-Obligor, Inc. (Software), Callable 7/15/20 @ 104.50 (a)	6.00	7/15/25	316

1,400	JB Poindexter & Co., Inc. (Machinery), Callable 4/15/21 @ 105.34 (a)	7.13	4/15/26	1,428

387	JBS USA LLC/JBS USA Finance, Inc. (Food Products), Callable 8/5/19 @ 102.94 (a)	5.88	7/15/24	398

1,734	Lockheed Martin Corp. (Aerospace & Defense) (a)	9.61 (US0001M + 721.75 bps)(c)	9/15/20	1,744

186	Louisiana-Pacific Corp. (Paper & Forest Products), Callable 9/15/19 @ 103.66	4.88	9/15/24	189

606	M/I Homes, Inc. (Household Durables), Callable 7/22/19 @ 101.69	6.75	1/15/21	612

932	Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. (Oil, Gas & Consumable Fuels), Callable 8/1/21 @ 103.00 (a)	6.00	8/1/26	951

294	Match Group, Inc. (Interactive Media & Services), Callable 12/15/22 @ 102.50 (a)	5.00	12/15/27	308

2,557	Mattel, Inc. (Leisure Products), Callable 12/31/20 @ 105.06 (a)	6.75	12/31/25	2,631

2,263	Mednax, Inc. (Health Care Providers & Services), Callable 8/5/19 @ 103.94 (a)	5.25	12/1/23	2,229

800	Mednax, Inc. (Health Care Providers & Services), Callable 1/15/22 @ 104.69 (a)	6.25	1/15/27	787

1,396	Meritage Homes Corp. (Household Durables), Callable 3/1/25 @ 100.00	6.00	6/1/25	1,501

1,433	MetLife, Inc., Series C (Insurance), Callable 6/15/20 @ 100.00, Perpetual Bond (f)	5.25 (US0003M + 357.50 bps)(c)	12/31/49	1,447

1,985	MGM Growth/MGM Finance (Equity Real Estate Investment Trusts), Callable 2/1/24 @ 100.00	5.63	5/1/24	2,139

1,783	MGM Resorts International (Hotels, Restaurants & Leisure)	6.00	3/15/23	1,930

2,025	Montage Resources Corp. (Oil, Gas & Consumable Fuels), Callable 8/5/19 @ 104.44	8.88	7/15/23	1,726

842	MPT Operating Partnership LP/MPT Finance Corp. (Equity Real Estate Investment Trusts), Callable 8/1/21 @ 102.63	5.25	8/1/26	880

1,349	Murphy Oil USA, Inc. (Specialty Retail), Callable 5/1/22 @ 102.81	5.63	5/1/27	1,403

1,097	Navient Corp. (Consumer Finance)	5.50	1/25/23	1,127

2,529	Navient Corp. (Consumer Finance)	5.88	10/25/24	2,560

548	Navient Corp. (Consumer Finance)	6.50	6/15/22	581

622	Netflix, Inc. (Entertainment)	4.38	11/15/26	635

727	Netflix, Inc. (Entertainment)	4.88	4/15/28	752

2,581	Netflix, Inc. (Entertainment) (a)	5.38	11/15/29	2,742

1,506	New Enterprise Stone & Lime Co., Inc. (Construction Materials), Callable 3/15/21 @ 103.13 (a)	6.25	3/15/26	1,525

866	New Home Co., Inc. (The) (Household Durables), Callable 10/1/19 @ 103.63	7.25	4/1/22	814

1,091	Nexstar Escrow Corp. (Media), Callable 8/1/19 @ 104.22 (a)	5.63	8/1/24	1,129

479	Nexstar Escrow, Inc. (Media), Callable 7/15/22 @ 104.22 (a)	5.63	7/15/27	490

810	NGL Energy Partners LP/NGL Energy Finance Corp. (Oil, Gas & Consumable Fuels), Callable 11/1/19 @ 103.75	7.50	11/1/23	846

1,359	NGPL PipeCo LLC (Oil, Gas & Consumable Fuels) (a)	7.77	12/15/37	1,726

1,437	Nielsen Finance LLC/Nielsen Finance Co. (Professional Services), Callable 8/5/19 @ 101.25 (a)	5.00	4/15/22	1,435

1,755	Novelis Corp. (Metals & Mining), Callable 9/30/21 @ 102.94 (a)	5.88	9/30/26	1,777

231	Novelis Corp. (Metals & Mining), Callable 8/15/19 @ 104.69 (a)	6.25	8/15/24	241

336	NRG Energy, Inc. (Independent Power and Renewable Electricity Producers), Callable 1/15/23 @ 102.88	5.75	1/15/28	362

1,072	NuStar Logistics LP (Oil, Gas & Consumable Fuels), Callable 3/1/26 @ 100.00	6.00	6/1/26	1,107

703	Olin Corp. (Chemicals), Callable 2/1/24 @ 102.50	5.00	2/1/30	695

353	Owens-Brockway Glass Container, Inc. (Containers & Packaging)	5.88	8/15/23	379

2,064	Party City Holdings, Inc. (Specialty Retail), Callable 8/1/21 @ 103.31^ (a)	6.63	8/1/26	1,997

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$968	PDC Energy, Inc. (Oil, Gas & Consumable Fuels), Callable 5/15/21 @ 104.31	5.75	5/15/26	$958

1,662	PDC Energy, Inc. (Oil, Gas & Consumable Fuels), Callable 9/15/19 @ 104.59	6.13	9/15/24	1,670

778	Peabody Finance Corp. (Oil, Gas & Consumable Fuels), Callable 8/5/19 @ 103.00 (a)	6.00	3/31/22	796

2,423	Peabody Finance Corp. (Oil, Gas & Consumable Fuels), Callable 3/31/20 @ 104.78 (a)	6.38	3/31/25	2,447

663	Penske Automotive Group (Specialty Retail), Callable 12/1/19 @ 102.69	5.38	12/1/24	681

2,020	Pilgrim’s Pride Corp. (Food Products), Callable 3/15/20 @ 102.88 (a)	5.75	3/15/25	2,050

1,101	Pilgrim’s Pride Corp. (Food Products), Callable 9/30/22 @ 102.94 (a)	5.88	9/30/27	1,140

2,091	Plastipak Holdings, Inc. (Containers & Packaging), Callable 10/15/20 @ 103.13^ (a)	6.25	10/15/25	1,898

1,605	Post Holdings, Inc. (Food Products), Callable 8/15/21 @ 102.50 (a)	5.00	8/15/26	1,629

332	Post Holdings, Inc. (Food Products), Callable 12/15/24 @ 102.75 (a)	5.50	12/15/29	333

698	PulteGroup, Inc. (Household Durables), Callable 12/1/25 @ 100.00	5.50	3/1/26	754

839	PulteGroup, Inc. (Household Durables)	6.00	2/15/35	860

2,395	Quad Graphics, Inc. (Commercial Services & Supplies)	7.00	5/1/22	2,431

1,077	QualityTech LP/QTS Finance Corp. (Diversified Financial Services), Callable 11/15/20 @ 103.56 (a)	4.75	11/15/25	1,064

2,056	Quicken Loans, Inc. (Thrifts & Mortgage Finance), Callable 1/15/23 @ 102.63 (a)	5.25	1/15/28	2,044

357	Quicken Loans, Inc. (Thrifts & Mortgage Finance), Callable 5/1/20 @ 102.88 (a)	5.75	5/1/25	368

1,128	Radian Group, Inc. (Thrifts & Mortgage Finance), Callable 7/1/24 @ 100.00	4.50	10/1/24	1,155

542	Range Resources Corp. (Oil, Gas & Consumable Fuels), Callable 5/15/22 @ 100.00	5.00	8/15/22	515

1,866	Rite Aid Corp. (Food & Staples Retailing), Callable 8/5/19 @ 103.06 (a)	6.13	4/1/23	1,574

2,880	Rose Rock Midstream LP (Oil, Gas & Consumable Fuels), Callable 7/22/19 @ 102.81	5.63	11/15/23	2,778

1,099	Rose Rock Midstream, LP (Oil, Gas & Consumable Fuels), Callable 7/22/19 @ 101.41	5.63	7/15/22	1,083

1,474	Service Master Co. LLC (Diversified Consumer Services), Callable 11/15/19 @ 103.84 (a)	5.13	11/15/24	1,515

867	Shea Homes LP/Funding Corp. (Household Durables), Callable 8/5/19 @ 102.94 (a)	5.88	4/1/23	884

1,147	Silgan Holdings, Inc. (Containers & Packaging), Callable 3/15/20 @ 102.38	4.75	3/15/25	1,163

938	Sinclair Television Group, Inc. (Media), Callable 3/15/21 @ 102.94 (a)	5.88	3/15/26	959

1,783	Sirius XM Radio, Inc. (Media), Callable 7/15/21 @ 102.31 (a)	4.63	7/15/24	1,823

742	Sirius XM Radio, Inc. (Media), Callable 7/15/21 @ 102.69 (a)	5.38	7/15/26	771

1,271	Sirius XM Radio, Inc. (Media), Callable 7/1/24 @ 102.75 (a)	5.50	7/1/29	1,303

867	Sonic Automotive, Inc. (Specialty Retail), Callable 8/5/19 @ 101.67	5.00	5/15/23	872

440	Sonic Automotive, Inc. (Specialty Retail), Callable 3/15/22 @ 103.06	6.13	3/15/27	432

1,825	Southwestern Energy Co. (Oil, Gas & Consumable Fuels), Callable 10/23/24 @ 100.00	6.20	1/23/25	1,670

1,716	Southwestern Energy Co. (Oil, Gas & Consumable Fuels), Callable 4/1/21 @ 105.63	7.50	4/1/26	1,634

713	Springleaf Finance Corp. (Consumer Finance)	5.63	3/15/23	757

658	Springleaf Finance Corp. (Consumer Finance), Callable 9/15/23 @ 100.00	6.13	3/15/24	707

354	Springleaf Finance Corp. (Consumer Finance), Callable 7/15/27 @ 100.00	6.63	1/15/28	372

266	Springleaf Finance Corp. (Consumer Finance)	6.88	3/15/25	291

764	Springleaf Finance Corp. (Consumer Finance)	7.13	3/15/26	833

1,990	Sprint Capital Corp. (Wireless Telecommunication Services)	6.88	11/15/28	2,062

3,662	Sprint Corp. (Wireless Telecommunication Services)	7.13	6/15/24	3,872

487	Sprint Corp. (Wireless Telecommunication Services), Callable 11/15/24 @ 100.00	7.63	2/15/25	519

678	Sprint Corp. (Wireless Telecommunication Services), Callable 11/1/25 @ 100.00	7.63	3/1/26	722

595	Sprint Nextel Corp. (Wireless Telecommunication Services)	11.50	11/15/21	689

2,102	SS&C Technologies, Inc. (Software), Callable 3/30/22 @ 104.13 (a)	5.50	9/30/27	2,181

3,332	Staples, Inc. (Specialty Retail), Callable 4/15/22 @ 103.75 (a)	7.50	4/15/26	3,291

885	Steel Dynamics, Inc. (Metals & Mining), Callable 9/15/20 @ 102.06	4.13	9/15/25	885

1,637	Sunoco LP/Sunoco Finance Corp. (Oil, Gas & Consumable Fuels), Callable 4/15/22 @ 103.00 (a)	6.00	4/15/27	1,719

2,014	Talen Energy Supply LLC (Independent Power and Renewable Electricity Producers), Callable 5/15/22 @ 103.63 (a)	7.25	5/15/27	2,064

1,768	Tallgrass Energy Partners (Oil, Gas & Consumable Fuels), Callable 9/15/19 @ 104.13	5.50	9/15/24	1,825

722	Tallgrass Energy Partners (Oil, Gas & Consumable Fuels), Callable 1/15/23 @ 102.75 (a)	5.50	1/15/28	730

2,262	Taylor Morrison Communities, Inc. (Household Durables), Callable 12/1/23 @ 100.00 (a)	5.63	3/1/24	2,336

1,314	Taylor Morrison Communities, Inc. (Household Durables), Callable 3/15/27 @ 100.00 (a)	5.88	6/15/27	1,335

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$48	Teleflex, Inc. (Health Care Equipment & Supplies), Callable 11/15/22 @ 102.31	4.63	11/15/27	$49

1,125	Teleflex, Inc. (Health Care Equipment & Supplies), Callable 6/1/21 @ 102.44	4.88	6/1/26	1,167

1,198	Tenet Healthcare Corp. (Health Care Providers & Services), Callable 5/1/20 @ 102.56	5.13	5/1/25	1,207

553	Tenet Healthcare Corp. (Health Care Providers & Services), Callable 2/1/22 @ 103.13 (a)	6.25	2/1/27	572

335	TerraForm Power Operating LLC (Independent Power and Renewable Electricity Producers), Callable 10/31/22 @ 100.00 (a)	4.25	1/31/23	335

685	TerraForm Power Operating LLC (Independent Power and Renewable Electricity Producers), Callable 7/31/27 @ 100.00 (a)	5.00	1/31/28	683

1,959	The EW Scripps Co. (Media), Callable 5/15/20 @ 103.84 (a)	5.13	5/15/25	1,890

1,382	The Geo Group, Inc. (Equity Real Estate Investment Trusts), Callable 8/5/19 @ 101.47	5.88	1/15/22	1,358

336	Triumph Group, Inc. (Aerospace & Defense), Callable 8/5/19 @ 100.00	4.88	4/1/21	331

1,182	Triumph Group, Inc. (Aerospace & Defense), Callable 8/5/19 @ 101.31	5.25	6/1/22	1,155

966	Twin River Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure), Callable 6/1/22 @ 105.06 (a)	6.75	6/1/27	1,006

4,811	Unit Corp. (Energy Equipment & Services), Callable 8/5/19 @ 100.00	6.63	5/15/21	4,378

709	United Rentals North America, Inc. (Trading Companies & Distributors), Callable 10/15/20 @ 102.31	4.63	10/15/25	721

2,124	United Rentals North America, Inc. (Trading Companies & Distributors), Callable 9/15/21 @ 102.94	5.88	9/15/26	2,262

516	United Rentals North America, Inc. (Trading Companies & Distributors), Callable 12/15/21 @ 103.25	6.50	12/15/26	559

422	Univision Communications, Inc. (Media), Callable 8/5/19 @ 101.71	5.13	5/15/23	411

21	Univision Communications, Inc. (Media), Callable 2/15/20 @ 102.56 (a)	5.13	2/15/25	20

1,347	URS Corp. (Diversified Financial Services), Callable 1/1/22 @ 100.00	5.00	4/1/22	1,384

1,023	VeriSign, Inc. (IT Services), Callable 7/15/22 @ 102.38	4.75	7/15/27	1,068

1,215	ViaSat, Inc. (Communications Equipment), Callable 9/15/20 @ 102.81 (a)	5.63	9/15/25	1,194

3,372	Vistra Operations Co. LLC (Electric Utilities), Callable 2/15/22 @ 102.81 (a)	5.63	2/15/27	3,569

414	WellCare Health Plans, Inc. (Health Care Providers & Services), Callable 8/15/21 @ 104.03 (a)	5.38	8/15/26	439

780	Western Digital Corp. (Technology Hardware, Storage & Peripherals), Callable 11/15/25 @ 100.00	4.75	2/15/26	765

1,623	Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels), Callable 1/1/23 @ 100.00	6.25	4/1/23	1,615

1,300	Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure), Callable 4/15/21 @ 102.69 (a)	5.38	4/15/26	1,362

270	Xerox Corp. (Technology Hardware, Storage & Peripherals)	4.07	3/17/22	271

1,965	XPO Logistics, Inc. (Air Freight & Logistics), Callable 8/15/21 @ 103.38 (a)	6.75	8/15/24	2,095

1,234	Zayo Group LLC/Zayo Capital, Inc. (Diversified Telecommunication Services), Callable 1/15/22 @ 102.88 (a)	5.75	1/15/27	1,253

	Total Corporate Bonds			291,239

	Yankee Dollars — 13.07%

300	1011778 BC ULC/New Red Finance, Inc. (Hotels, Restaurants & Leisure), Callable 5/15/20 @ 102.13	4.25	5/15/24	303

1,518	1011778 BC ULC/New Red Finance, Inc. (Hotels, Restaurants & Leisure), Callable 10/15/20 @ 102.50 (a)	5.00	10/15/25	1,530

1,168	Adient Global Holdings Ltd. (Diversified Financial Services), Callable 8/15/21 @ 102.44 (a)	4.88	8/15/26	924

744	Alcoa Nederland Holding (Metals & Mining), Callable 5/15/23 @ 103.06 (a)	6.13	5/15/28	777

1,801	Alcoa Nederland Holding (Metals & Mining), Callable 9/30/21 @ 103.50 (a)	7.00	9/30/26	1,934

2,845	Altice Financing SA (Diversified Financial Services), Callable 8/5/19 @ 103.31 (a)	6.63	2/15/23	2,916

1,440	Altice France SA (Diversified Telecommunication Services), Callable 2/1/22 @ 106.09 (a)	8.13	2/1/27	1,509

933	Ardagh Packaging Finance/Holdings USA (Containers & Packaging), Callable 2/15/20 @ 104.50 (a)	6.00	2/15/25	964

1,778	Bausch Health Cos., Inc. (Pharmaceuticals), Callable 1/15/23 @ 103.50 (a)	7.00	1/15/28	1,842

1,436	Bombardier, Inc. (Aerospace & Defense), Callable 8/6/19 @ 101.00 (a)	6.00	10/15/22	1,440

557	Brookfield Residential Properties, Inc. (Household Durables), Callable 8/6/19 @ 101.53 (a)	6.13	7/1/22	567

461	Brookfield Residential Properties, Inc. (Household Durables), Callable 5/15/20 @ 103.19 (a)	6.38	5/15/25	452

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Yankee Dollars (continued)

$773	C&W Senior Financing DAC (Diversified Financial Services), Callable 9/15/22 @ 103.44 (a)	6.88	9/15/27	$796

1,534	C&W Senior Financing DAC (Diversified Financial Services), Callable 10/15/21 @ 103.75 (a)	7.50	10/15/26	1,600

1,236	Cascades, Inc. (Containers & Packaging), Callable 8/6/19 @ 101.38 (a)	5.50	7/15/22	1,241

709	Cascades, Inc. (Containers & Packaging), Callable 8/6/19 @ 102.88 (a)	5.75	7/15/23	715

3,296	Cimpress NV (Commercial Services & Supplies), Callable 6/15/21 @ 105.25 (a)	7.00	6/15/26	3,346

1,255	Cooke Omega Investments, Inc./Alpha Vessel Co. Holdings, Inc. (Food Products), Callable 6/15/20 @ 104.25 (a)	8.50	12/15/22	1,227

3,265	Cott Holdings, Inc. (Beverages), Callable 4/1/20 @ 104.13 (a)	5.50	4/1/25	3,326

1,521	Ensco PLC (Energy Equipment & Services), Callable 11/1/25 @ 100.00	7.75	2/1/26	1,133

1,240	Ensign Drilling, Inc. (Energy Equipment & Services), Callable 4/15/21 @ 104.63 (a)	9.25	4/15/24	1,221

843	Fairstone Financial, Inc. (Consumer Finance), Callable 7/15/21 @ 103.94 (a)	7.88	7/15/24	860

1,397	Hudbay Minerals, Inc. (Metals & Mining), Callable 1/15/20 @ 105.72 (a)	7.63	1/15/25	1,442

193	Intelsat Jackson Holdings SA (Diversified Financial Services), Callable 8/5/19 @ 101.83	5.50	8/1/23	177

915	International Game Technology (Hotels, Restaurants & Leisure), Callable 8/15/21 @ 100.00 (a)	6.25	2/15/22	966

1,029	International Game Technology PLC (Hotels, Restaurants & Leisure), Callable 7/15/26 @ 100.00 (a)	6.25	1/15/27	1,126

1,281	JBS USA LUX SA/JBS USA Finance, Inc. (Food Products), Callable 2/15/23 @ 103.38 (a)	6.75	2/15/28	1,391

1,774	JBS USA LUX SA/JBS USA Finance, Inc. (Food Products), Callable 4/15/24 @ 103.25 (a)	6.50	4/15/29	1,927

1,887	Kinross Gold Corp. (Metals & Mining), Callable 4/15/27 @ 100.00	4.50	7/15/27	1,906

2,028	Mallinckrodt Finance/SB (Pharmaceuticals), Callable 8/5/19 @ 101.44^ (a)	5.75	8/1/22	1,729

2,245	Mallinckrodt International Finance (Pharmaceuticals), Callable 8/5/19 @ 100.00 (a)	4.88	4/15/20	2,166

1,100	MDC Partners, Inc. (Media), Callable 8/6/19 @ 104.88 (a)	6.50	5/1/24	1,012

353	MGM China Holdings Ltd. (Hotels, Restaurants & Leisure), Callable 5/15/21 @ 102.69 (a)	5.38	5/15/24	362

596	MGM China Holdings Ltd. (Hotels, Restaurants & Leisure), Callable 5/15/22 @ 102.94 (a)	5.88	5/15/26	613

239	Nokia Oyj (Communications Equipment)	4.38	6/12/27	245

551	Norbord, Inc. (Paper & Forest Products), Callable 7/15/22 @ 102.88 (a)	5.75	7/15/27	557

1,895	Nova Chemicals Corp. (Chemicals), Callable 3/3/24 @ 100.00 (a)	4.88	6/1/24	1,971

1,844	Nufarm Australia Ltd./Nufarm Americas, Inc. (Chemicals), Callable 4/30/21 @ 102.88 (a)	5.75	4/30/26	1,729

530	Numericable – SFR SAS (Diversified Telecommunication Services), Callable 8/19/19 @ 103.13 (a)	6.25	5/15/24	545

1,243	Numericable – SFR SAS (Diversified Telecommunication Services), Callable 5/1/21 @ 103.69 (a)	7.38	5/1/26	1,274

1,595	Open Text Corp. (Software), Callable 6/1/21 @ 102.94 (a)	5.88	6/1/26	1,691

3,097	Parkland Fuel Corp. (Oil, Gas & Consumable Fuels), Callable 4/1/21 @ 104.50 (a)	6.00	4/1/26	3,166

691	Precision Drilling Corp. (Energy Equipment & Services), Callable 11/15/20 @ 105.34 (a)	7.13	1/15/26	670

896	Precision Drilling Corp. (Energy Equipment & Services), Callable 12/15/19 @ 103.88	7.75	12/15/23	914

1,067	Rockpoint Gas Storage Canada Ltd. (Oil, Gas & Consumable Fuels), Callable 3/31/20 @ 107.00 (a)	7.00	3/31/23	1,080

1,097	Sable International Finance Ltd. (Diversified Telecommunication Services), Callable 9/7/22 @ 102.88 (a)	5.75	9/7/27	1,096

3,162	Shelf Drilling Holdings Ltd. (Energy Equipment & Services), Callable 2/15/21 @ 106.19 (a)	8.25	2/15/25	2,925

1,657	Superior Plus LP/Superior General Partner, Inc. (Gas Utilities), Callable 7/15/21 @ 105.25 (a)	7.00	7/15/26	1,709

1,094	Teck Resources Ltd. (Metals & Mining), Callable 1/15/41 @ 100.00	6.25	7/15/41	1,214

806	Telecom Italia Capital SA (Diversified Telecommunication Services)	6.00	9/30/34	812

1,745	Telecom Italia Capital SA (Diversified Telecommunication Services)	6.38	11/15/33	1,800

2,937	Teva Pharmaceutical Finance Netherlands III BV (Pharmaceuticals), Callable 12/1/27 @ 100.00	6.75	3/1/28	2,702

1,073	Tullow Oil PLC (Oil, Gas & Consumable Fuels), Callable 3/1/21 @ 103.50 (a)	7.00	3/1/25	1,080

474	UPCB Finance IV Ltd. (Media), Callable 1/15/20 @ 102.69 (a)	5.38	1/15/25	487

1,159	Virgin Media Secured Finance PLC (Diversified Financial Services), Callable 5/15/24 @ 102.75 (a)	5.50	5/15/29	1,175

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Yankee Dollars (continued)

$1,125	VRX Escrow Corp. (Pharmaceuticals), Callable 8/6/19 @ 101.47 (a)	5.88		5/15/23	$1,139

2,664	VRX Escrow Corp. (Pharmaceuticals), Callable 4/15/20 @ 103.06 (a)	6.13		4/15/25	2,716

	Total Yankee Dollars				78,137

Shares

	Investment Companies — 13.01%

4,203,040	Federated Treasury Obligations Fund, Institutional Shares ^^	2.22	(g)		4,203

73,570,801	State Street Institutional Treasury Plus Money Market Fund, Trust Class	2.18	(g)		73,571

	Total Investment Companies				77,774

	Purchased Swaptions — 0.00%
	Total Purchased Swaptions				8

	Common Stock — 0.00%

1,740,900	ACC Claims Holdings LLC, Class A (Communications Equipment)				—

	Total Common Stock				—

Principal Amount (000)

	Repurchase Agreement — 0.98%

$5,855	Jefferies LLC (Purchased on 6/28/19, proceeds at maturity $5,856,125 collateralized by U.S. Treasury Obligations, 1.72% – 1.83%, 8/31/23 – 4/30/26 fair value $5,972,021) ^^	2.50		7/1/19	5,855

	Total Repurchase Agreement				5,855

	Total Investments (cost $579,950) — 100.37%				600,084
	Liabilities in excess of other assets — (0.37)%				(2,236)

	Net Assets — 100.00%				$597,848

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2019. The total value of securities on loan as of June 30, 2019, was $8,454 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2019.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2019.

(c)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2019.

(d)	Security was valued using significant unobservable inputs as of June 30, 2019.

(e)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed illiquid by the Specialist Manager and represent 1.06% of the Portfolio’s net assets.

(f)	A perpetual bond is one with no maturity date that pays a fixed interest rate until the bond insurance is terminated.

(g)	The rate disclosed is the rate in effect on June 30, 2019.

bps — Basis Points

REIT — Real Estate Investment Trust

ULC — Unlimited Liability Co.

US0001M — 1 Month US Dollar LIBOR

US0003M — 3 Month US Dollar LIBOR

US0006M — 6 Month US Dollar LIBOR

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2019

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Fixed Income Opportunity Portfolio	Fort Washington Investment Advisors, Inc.	Parametric Portfolio Associates, LLC	Western Asset Management Company, Ltd.	Total
Asset Backed Securities	—	—	1.45%	1.45%

Collateralized Mortgage Obligations	—	—	17.39%	17.39%

U.S. Government Agency Mortgages	—	—	5.75%	5.75%

Corporate Bonds	48.43%	—	0.29%	48.72%

Yankee Dollars	13.07%	—	—	13.07%

Investment Companies	0.70%	11.96%	0.35%	13.01%

Purchased Swaptions	—	—	0.00%	0.00%

Common Stock	0.00%	—	—	0.00%

Repurchase Agreement	0.98%	—	—	0.98%

Other Assets (Liabilities)	(0.61)%	0.13%	0.11%	(0.37)%

Total Net Assets	62.57%	12.09%	25.34%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2019.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
30-Year US Treasury Bond Future	4	9/19/19	$622	$20

5-Year US Treasury Note Future	631	9/30/19	74,557	137

Ultra Long Term US Treasury Bond Future	34	9/19/19	6,037	238

			$81,216	$395

Futures Contracts Sold^
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
10-Year US Treasury Note Future	72	9/19/19	$9,214	$(174)
10-Year US Treasury Note Future	114	9/19/19	15,746	(272)

			$24,960	$(446)

	Total Unrealized Appreciation			$395
	Total Unrealized Depreciation			(446)

	Total Net Unrealized Appreciation/(Depreciation)			$(51)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (concluded) — June 30, 2019

Forward Currency Contracts

Long Contracts

Description and amount of currency to be purchased (000)	Description and amount of currency to be sold (000)	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) (000)

Euro —	U.S. Dollar —	Citibank N.A.	7/17/19	$—

$—

		Total Unrealized Appreciation		$—

		Total Unrealized Depreciation		—

		Total Net Unrealized Appreciation/(Depreciation)		$—

Amounts designated as “—” are $0 or have been rounded to $0.

Swaption Contracts

Over-the-counter swaptions purchased as of June 30, 2019 were as follows:

Description and terms of payments	Counterparty	Exercise Price	Expiration Date	Notional Amount (000)†	Value (000)	Upfront Premiums Paid/(Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Credit default swaption on buy protection Markit CDX.NA.IG.32 6/20/24, Put Option	Goldman Sachs International	$70.00	6/20/24	$8,336	$8	$17	$(9)

Total					$8	$17	$(9)

†

In the event a credit default swaption is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Over-the-Counter Credit Default Swap Agreements — Buy Protection (a)

Open over-the-counter credit default swap agreements as of June 30, 2019 were as follows:

Underlying Instrument	Pay Fixed Rate	Payment Frequency	Implied Credit Spread at June 30, 2019 (b)	Counterparty	Expiration Date	Notional Amount (000) (c)	Value (000)	Upfront Premiums Paid/(Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Markit CMBX	0.50%	Monthly	0.52%	Morgan Stanley	8/17/61	$11,100	$17	$(100)	$117
Markit CMBX	0.50%	Monthly	0.52%	Morgan Stanley	8/17/61	5,500	9	(41)	50

Total							$26	$(141)	$167

				Total swap agreements at value (assets)					$26
				Total swap agreements at value (liabilities)					—

				Net swap agreements at value					$26

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Portfolio as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Portfolio as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Securities — 2.99%

$300	Fannie Mae	1.13	7/26/19	$300

350	Fannie Mae	1.38	10/7/21	347

260	Fannie Mae	1.50	6/22/20	259

350	Fannie Mae	1.88	9/24/26	346

400	Fannie Mae	2.00	10/5/22	403

400	Fannie Mae	2.00	1/5/22	402

150	Fannie Mae	2.13	4/24/26	151

250	Fannie Mae	2.63	9/6/24	259

95	Fannie Mae	6.25	5/15/29	128

160	Fannie Mae	6.63	11/15/30	229

180	Fannie Mae	7.25	5/15/30	265

50	Federal Farm Credit Bank, Callable 7/12/19 @ 100.00	1.58	2/17/21	50

500	Federal Home Loan Bank	1.13	7/14/21	493

500	Federal Home Loan Bank	1.38	9/28/20	497

500	Federal Home Loan Bank	1.38	2/18/21	496

50	Federal Home Loan Bank	2.13	3/10/23	51

75	Federal Home Loan Bank, Callable 1/29/20 @ 100.00	2.25	1/29/21	75

100	Federal Home Loan Bank, Callable 9/29/19 @ 100.00	2.51	12/29/22	100

100	Federal Home Loan Bank	2.63	10/1/20	101

300	Federal Home Loan Bank	2.63	5/28/20	302

160	Federal Home Loan Bank	2.88	9/11/20	162

150	Federal Home Loan Bank	2.88	9/13/24	157

500	Federal Home Loan Bank	3.00	10/12/21	512

300	Federal Home Loan Bank	3.38	9/8/23	319

180	Federal Home Loan Bank	5.25	12/11/20	189

65	Federal Home Loan Bank	5.50	7/15/36	90

200	Freddie Mac	1.38	5/1/20	199

250	Freddie Mac	1.40	8/22/19	250

500	Freddie Mac	1.88	11/17/20	500

350	Freddie Mac	2.38	1/13/22	355

150	Freddie Mac	6.25	7/15/32	215

180	Freddie Mac	6.75	3/15/31	260

110	Tennessee Valley Authority	4.70	7/15/33	136

85	Tennessee Valley Authority	5.25	9/15/39	113

100	Tennessee Valley Authority	5.88	4/1/36	138

190	Tennessee Valley Authority	6.15	1/15/38	278

	Total U.S. Government Agency Securities			9,127

	U.S. Treasury Obligations — 96.19%

1,460	U.S. Treasury Bond	2.25	8/15/46	1,377

1,550	U.S. Treasury Bond	2.50	5/15/46	1,539

1,135	U.S. Treasury Bond	2.50	2/15/46	1,128

1,015	U.S. Treasury Bond	2.50	2/15/45	1,010

1,520	U.S. Treasury Bond	2.75	11/15/47	1,584

837	U.S. Treasury Bond	2.75	8/15/42	877

671	U.S. Treasury Bond	2.75	11/15/42	703

1,110	U.S. Treasury Bond	2.75	8/15/47	1,157

660	U.S. Treasury Bond	2.88	5/15/49	707

1,980	U.S. Treasury Bond	2.88	8/15/45	2,114

955	U.S. Treasury Bond	2.88	11/15/46	1,021

1,116	U.S. Treasury Bond	2.88	5/15/43	1,192

2,005	U.S. Treasury Bond	3.00	2/15/47	2,196

1,615	U.S. Treasury Bond	3.00	11/15/44	1,763

1,260	U.S. Treasury Bond	3.00	5/15/45	1,376

1,470	U.S. Treasury Bond	3.00	11/15/45	1,607

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$2,295	U.S. Treasury Bond	3.00	8/15/48	$2,513

389	U.S. Treasury Bond	3.00	5/15/42	425

1,380	U.S. Treasury Bond	3.00	2/15/49	1,513

1,520	U.S. Treasury Bond	3.00	2/15/48	1,663

1,925	U.S. Treasury Bond	3.00	5/15/47	2,106

1,505	U.S. Treasury Bond	3.13	5/15/48	1,686

416	U.S. Treasury Bond	3.13	11/15/41	465

1,647	U.S. Treasury Bond	3.13	2/15/43	1,835

425	U.S. Treasury Bond	3.13	2/15/42	475

1,580	U.S. Treasury Bond	3.13	8/15/44	1,761

1,130	U.S. Treasury Bond	3.38	5/15/44	1,312

700	U.S. Treasury Bond	3.38	11/15/48	823

285	U.S. Treasury Bond	3.50	2/15/39	338

1,280	U.S. Treasury Bond	3.63	2/15/44	1,545

1,500	U.S. Treasury Bond	3.63	8/15/43	1,809

730	U.S. Treasury Bond	3.75	8/15/41	896

1,345	U.S. Treasury Bond	3.75	11/15/43	1,655

685	U.S. Treasury Bond	3.88	8/15/40	855

540	U.S. Treasury Bond	4.25	11/15/40	708

85	U.S. Treasury Bond	4.25	5/15/39	111

546	U.S. Treasury Bond	4.38	5/15/41	728

300	U.S. Treasury Bond	4.38	11/15/39	399

363	U.S. Treasury Bond	4.38	5/15/40	483

530	U.S. Treasury Bond	4.38	2/15/38	700

225	U.S. Treasury Bond	4.50	8/15/39	304

425	U.S. Treasury Bond	4.50	2/15/36	560

255	U.S. Treasury Bond	4.50	5/15/38	342

673	U.S. Treasury Bond	4.63	2/15/40	923

825	U.S. Treasury Bond	4.75	2/15/41	1,153

70	U.S. Treasury Bond	4.75	2/15/37	96

235	U.S. Treasury Bond	5.00	5/15/37	331

282	U.S. Treasury Bond	5.25	11/15/28	360

760	U.S. Treasury Bond	5.25	2/15/29	976

599	U.S. Treasury Bond	5.38	2/15/31	804

85	U.S. Treasury Bond	6.00	2/15/26	107

150	U.S. Treasury Bond	6.13	8/15/29	206

235	U.S. Treasury Bond	6.13	11/15/27	311

320	U.S. Treasury Bond	6.25	5/15/30	451

197	U.S. Treasury Bond	6.25	8/15/23	232

100	U.S. Treasury Bond	6.38	8/15/27	133

218	U.S. Treasury Bond	6.50	11/15/26	287

200	U.S. Treasury Bond	6.75	8/15/26	265

100	U.S. Treasury Bond	7.25	8/15/22	117

295	U.S. Treasury Bond	7.63	2/15/25	386

7	U.S. Treasury Bond	7.88	2/15/21	8

400	U.S. Treasury Bond	8.00	11/15/21	457

110	U.S. Treasury Bond	8.13	8/15/21	124

1,870	U.S. Treasury Note	1.13	2/28/21	1,849

1,500	U.S. Treasury Note	1.13	9/30/21	1,480

1,400	U.S. Treasury Note	1.13	8/31/21	1,381

1,885	U.S. Treasury Note	1.13	7/31/21	1,860

1,855	U.S. Treasury Note	1.13	6/30/21	1,832

1,870	U.S. Treasury Note	1.25	3/31/21	1,852

1,675	U.S. Treasury Note	1.25	10/31/21	1,656

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$930	U.S. Treasury Note	1.25	7/31/23	$912

1,000	U.S. Treasury Note	1.38	10/31/20	993

1,235	U.S. Treasury Note	1.38	9/30/23	1,216

1,178	U.S. Treasury Note	1.38	9/30/20	1,170

1,425	U.S. Treasury Note	1.38	6/30/23	1,405

890	U.S. Treasury Note	1.38	9/15/20	885

1,470	U.S. Treasury Note	1.38	5/31/21	1,459

1,230	U.S. Treasury Note	1.38	8/31/23	1,212

1,585	U.S. Treasury Note	1.38	4/30/21	1,573

1,120	U.S. Treasury Note	1.38	8/31/20	1,113

680	U.S. Treasury Note	1.50	8/15/20	677

1,350	U.S. Treasury Note	1.50	2/28/23	1,339

1,115	U.S. Treasury Note	1.50	3/31/23	1,105

1,100	U.S. Treasury Note	1.50	1/31/22	1,093

1,800	U.S. Treasury Note	1.50	8/15/26	1,753

930	U.S. Treasury Note	1.50	6/15/20	926

500	U.S. Treasury Note	1.63	10/15/20	498

1,000	U.S. Treasury Note	1.63	7/31/20	997

1,200	U.S. Treasury Note	1.63	8/31/22	1,196

1,540	U.S. Treasury Note	1.63	8/15/22	1,535

500	U.S. Treasury Note	1.63	6/30/21	499

1,780	U.S. Treasury Note	1.63	11/30/20	1,774

877	U.S. Treasury Note	1.63	11/15/22	874

1,200	U.S. Treasury Note	1.63	10/31/23	1,193

1,250	U.S. Treasury Note	1.63	5/31/23	1,245

810	U.S. Treasury Note	1.63	4/30/23	806

2,545	U.S. Treasury Note	1.63	5/15/26	2,503

2,075	U.S. Treasury Note	1.63	2/15/26	2,044

710	U.S. Treasury Note	1.75	9/30/22	710

1,603	U.S. Treasury Note	1.75	5/15/23	1,603

1,895	U.S. Treasury Note	1.75	11/30/21	1,895

750	U.S. Treasury Note	1.75	5/15/22	750

1,350	U.S. Treasury Note	1.75	6/30/22	1,351

1,395	U.S. Treasury Note	1.75	5/31/22	1,396

750	U.S. Treasury Note	1.75	11/15/20	749

910	U.S. Treasury Note	1.75	4/30/22	910

500	U.S. Treasury Note	1.75	6/15/22	501

1,315	U.S. Treasury Note	1.75	10/31/20	1,313

700	U.S. Treasury Note	1.75	1/31/23	700

820	U.S. Treasury Note	1.75	3/31/22	820

750	U.S. Treasury Note	1.75	6/30/24	750

1,045	U.S. Treasury Note	1.75	2/28/22	1,045

1,140	U.S. Treasury Note	1.75	12/31/20	1,138

875	U.S. Treasury Note	1.88	8/31/22	879

925	U.S. Treasury Note	1.88	2/28/22	928

1,280	U.S. Treasury Note	1.88	12/15/20	1,280

1,000	U.S. Treasury Note	1.88	1/31/22	1,003

930	U.S. Treasury Note	1.88	7/31/22	934

850	U.S. Treasury Note	1.88	10/31/22	854

500	U.S. Treasury Note	1.88	6/30/26	500

850	U.S. Treasury Note	1.88	3/31/22	853

910	U.S. Treasury Note	1.88	9/30/22	914

1,155	U.S. Treasury Note	1.88	8/31/24	1,160

1,000	U.S. Treasury Note	1.88	4/30/22	1,004

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$625	U.S. Treasury Note	1.88	11/30/21	$627

1,765	U.S. Treasury Note	1.88	5/31/22	1,772

1,325	U.S. Treasury Note	2.00	6/30/24	1,339

670	U.S. Treasury Note	2.00	1/15/21	672

800	U.S. Treasury Note	2.00	9/30/20	801

1,360	U.S. Treasury Note	2.00	4/30/24	1,374

1,000	U.S. Treasury Note	2.00	10/31/21	1,006

1,475	U.S. Treasury Note	2.00	8/31/21	1,482

900	U.S. Treasury Note	2.00	10/31/22	908

1,050	U.S. Treasury Note	2.00	11/30/20	1,052

1,000	U.S. Treasury Note	2.00	12/31/21	1,006

1,538	U.S. Treasury Note	2.00	2/15/23	1,552

840	U.S. Treasury Note	2.00	7/31/22	847

2,140	U.S. Treasury Note	2.00	11/15/26	2,155

2,350	U.S. Treasury Note	2.00	11/30/22	2,371

700	U.S. Treasury Note	2.00	5/31/21	703

1,110	U.S. Treasury Note	2.00	11/15/21	1,117

2,310	U.S. Treasury Note	2.00	5/31/24	2,336

938	U.S. Treasury Note	2.00	2/15/22	944

2,895	U.S. Treasury Note	2.00	8/15/25	2,920

2,755	U.S. Treasury Note	2.00	2/15/25	2,781

500	U.S. Treasury Note	2.00	2/28/21	501

1,115	U.S. Treasury Note	2.13	7/31/24	1,133

1,315	U.S. Treasury Note	2.13	9/30/24	1,337

1,245	U.S. Treasury Note	2.13	11/30/24	1,266

750	U.S. Treasury Note	2.13	1/31/21	753

1,085	U.S. Treasury Note	2.13	9/30/21	1,094

800	U.S. Treasury Note	2.13	12/31/21	807

895	U.S. Treasury Note	2.13	2/29/24	909

600	U.S. Treasury Note	2.13	8/31/20	601

1,400	U.S. Treasury Note	2.13	11/30/23	1,422

1,075	U.S. Treasury Note	2.13	3/31/24	1,092

2,680	U.S. Treasury Note	2.13	12/31/22	2,716

945	U.S. Treasury Note	2.13	6/30/22	956

1,000	U.S. Treasury Note	2.13	6/30/21	1,007

2,660	U.S. Treasury Note	2.13	5/15/25	2,704

1,220	U.S. Treasury Note	2.13	8/15/21	1,229

1,845	U.S. Treasury Note	2.25	11/15/27	1,888

1,875	U.S. Treasury Note	2.25	11/15/25	1,919

785	U.S. Treasury Note	2.25	7/31/21	793

1,605	U.S. Treasury Note	2.25	4/30/21	1,618

1,900	U.S. Treasury Note	2.25	8/15/27	1,945

1,680	U.S. Treasury Note	2.25	12/31/24	1,719

950	U.S. Treasury Note	2.25	12/31/23	970

810	U.S. Treasury Note	2.25	1/31/24	827

2,900	U.S. Treasury Note	2.25	2/15/27	2,969

1,290	U.S. Treasury Note	2.25	4/15/22	1,308

1,100	U.S. Treasury Note	2.25	3/31/26	1,126

1,015	U.S. Treasury Note	2.25	10/31/24	1,038

700	U.S. Treasury Note	2.25	4/30/24	716

1,555	U.S. Treasury Note	2.25	3/31/21	1,567

2,455	U.S. Treasury Note	2.25	11/15/24	2,511

735	U.S. Treasury Note	2.25	2/15/21	740

1,750	U.S. Treasury Note	2.38	1/31/23	1,789

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$815	U.S. Treasury Note	2.38	3/15/21	$823

2,560	U.S. Treasury Note	2.38	5/15/27	2,645

1,715	U.S. Treasury Note	2.38	4/15/21	1,732

1,060	U.S. Treasury Note	2.38	5/15/29	1,095

1,375	U.S. Treasury Note	2.38	2/29/24	1,413

1,305	U.S. Treasury Note	2.38	3/15/22	1,328

2,675	U.S. Treasury Note	2.38	8/15/24	2,751

700	U.S. Treasury Note	2.38	12/31/20	705

1,090	U.S. Treasury Note	2.38	4/30/26	1,125

1,500	U.S. Treasury Note	2.50	12/31/20	1,514

700	U.S. Treasury Note	2.50	1/31/25	726

1,100	U.S. Treasury Note	2.50	1/31/24	1,136

1,320	U.S. Treasury Note	2.50	1/31/21	1,334

1,255	U.S. Treasury Note	2.50	1/15/22	1,278

990	U.S. Treasury Note	2.50	3/31/23	1,017

1,275	U.S. Treasury Note	2.50	2/15/22	1,300

1,370	U.S. Treasury Note	2.50	8/15/23	1,411

1,345	U.S. Treasury Note	2.50	2/28/21	1,360

850	U.S. Treasury Note	2.50	2/28/26	883

545	U.S. Treasury Note	2.50	6/30/20	548

2,105	U.S. Treasury Note	2.50	5/15/24	2,176

1,152	U.S. Treasury Note	2.63	8/15/20	1,161

2,353	U.S. Treasury Note	2.63	11/15/20	2,377

700	U.S. Treasury Note	2.63	12/31/23	726

205	U.S. Treasury Note	2.63	12/31/25	215

1,055	U.S. Treasury Note	2.63	1/31/26	1,104

1,260	U.S. Treasury Note	2.63	12/15/21	1,287

2,220	U.S. Treasury Note	2.63	2/15/29	2,340

1,050	U.S. Treasury Note	2.63	8/31/20	1,059

935	U.S. Treasury Note	2.63	6/15/21	950

960	U.S. Treasury Note	2.63	7/15/21	976

1,020	U.S. Treasury Note	2.63	7/31/20	1,027

750	U.S. Treasury Note	2.63	3/31/25	783

885	U.S. Treasury Note	2.63	5/15/21	899

985	U.S. Treasury Note	2.63	2/28/23	1,016

1,500	U.S. Treasury Note	2.63	6/30/23	1,551

1,050	U.S. Treasury Note	2.75	7/31/23	1,091

1,010	U.S. Treasury Note	2.75	9/15/21	1,032

980	U.S. Treasury Note	2.75	4/30/23	1,016

1,250	U.S. Treasury Note	2.75	9/30/20	1,263

2,135	U.S. Treasury Note	2.75	5/31/23	2,216

910	U.S. Treasury Note	2.75	8/31/25	958

1,320	U.S. Treasury Note	2.75	11/30/20	1,336

2,120	U.S. Treasury Note	2.75	2/15/28	2,253

2,165	U.S. Treasury Note	2.75	2/15/24	2,260

990	U.S. Treasury Note	2.75	8/15/21	1,010

1,075	U.S. Treasury Note	2.75	8/31/23	1,118

875	U.S. Treasury Note	2.75	6/30/25	920

1,897	U.S. Treasury Note	2.75	11/15/23	1,976

885	U.S. Treasury Note	2.75	2/28/25	929

1,000	U.S. Treasury Note	2.88	11/30/23	1,048

815	U.S. Treasury Note	2.88	4/30/25	862

1,085	U.S. Treasury Note	2.88	11/30/25	1,152

1,500	U.S. Treasury Note	2.88	9/30/23	1,568

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	U.S. Treasury Obligations (continued)

$1,105	U.S. Treasury Note	2.88		10/31/23	$1,156

1,300	U.S. Treasury Note	2.88		10/31/20	1,317

1,020	U.S. Treasury Note	2.88		10/15/21	1,046

1,920	U.S. Treasury Note	2.88		5/15/28	2,060

1,005	U.S. Treasury Note	2.88		5/31/25	1,064

2,905	U.S. Treasury Note	2.88		8/15/28	3,119

1,255	U.S. Treasury Note	2.88		11/15/21	1,288

875	U.S. Treasury Note	2.88		7/31/25	927

880	U.S. Treasury Note	3.00		10/31/25	940

895	U.S. Treasury Note	3.00		9/30/25	956

2,880	U.S. Treasury Note	3.13		11/15/28	3,156

1,200	U.S. Treasury Note	3.13		5/15/21	1,229

1,632	U.S. Treasury Note	3.63		2/15/21	1,678

400	U.S. Treasury Note	5.50		8/15/28	517

	Total U.S. Treasury Obligations				293,900

	Yankee Dollar — 0.04%

115	AID-Israel (Sovereign Bond)	5.50		9/18/23	132

	Total Yankee Dollar				132

Shares

	Investment Company — 0.18%

550,764	State Street Institutional Treasury Plus Money Market Fund, Trust Class	2.18	(a)		551

	Total Investment Company				551

	Total Investments (cost $292,481) — 99.40%				303,710
	Other assets in excess of liabilities — 0.60%				1,821

	Net Assets — 100.00%				$305,531

(a)	The rate disclosed is the rate in effect on June 30, 2019.

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The U.S. Government Fixed Income Securities Portfolio	Mellon Investments Corporation*	HC Capital Solutions	Total
U.S. Government Agency Securities	2.99%	—	2.99%
U.S. Treasury Obligations	96.19%	—	96.19%
Yankee Dollar	0.04%	—	0.04%
Investment Company	—	0.18%	0.18%
Other Assets (Liabilities)	0.60%	0.00%	0.60%

Total Net Assets	99.82%	0.18%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Inflation Protected Securities Portfolio

Portfolio of Investments — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	U.S. Treasury Obligations — 95.54%

$4,075	U.S. Treasury Inflation Index Bond	0.63		2/15/43	$3,950

9,778	U.S. Treasury Inflation Index Bond	0.75		7/15/28	10,191

6,852	U.S. Treasury Inflation Index Bond	0.75		2/15/45	6,777

5,509	U.S. Treasury Inflation Index Bond	0.75		2/15/42	5,530

4,937	U.S. Treasury Inflation Index Bond	0.88		2/15/47	5,032

2,229	U.S. Treasury Inflation Index Bond	1.00		2/15/49	2,357

4,836	U.S. Treasury Inflation Index Bond	1.00		2/15/48	5,087

5,029	U.S. Treasury Inflation Index Bond	1.00		2/15/46	5,270

6,145	U.S. Treasury Inflation Index Bond	1.38		2/15/44	6,975

4,674	U.S. Treasury Inflation Index Bond	1.75		1/15/28	5,242

5,806	U.S. Treasury Inflation Index Bond	2.00		1/15/26	6,463

3,138	U.S. Treasury Inflation Index Bond	2.13		2/15/41	4,042

2,464	U.S. Treasury Inflation Index Bond	2.13		2/15/40	3,149

4,672	U.S. Treasury Inflation Index Bond	2.38		1/15/27	5,396

7,969	U.S. Treasury Inflation Index Bond	2.38		1/15/25	8,904

4,511	U.S. Treasury Inflation Index Bond	2.50		1/15/29	5,427

1,819	U.S. Treasury Inflation Index Bond	3.38		4/15/32	2,494

3,935	U.S. Treasury Inflation Index Bond	3.63		4/15/28	5,053

4,792	U.S. Treasury Inflation Index Bond	3.88		4/15/29	6,416

12,018	U.S. Treasury Inflation Index Note	0.13		1/15/22	11,941

12,395	U.S. Treasury Inflation Index Note	0.13		7/15/22	12,355

12,454	U.S. Treasury Inflation Index Note	0.13		1/15/23	12,380

12,687	U.S. Treasury Inflation Index Note	0.13		4/15/22	12,589

12,107	U.S. Treasury Inflation Index Note	0.13		7/15/24	12,086

10,242	U.S. Treasury Inflation Index Note	0.13		7/15/26	10,170

13,020	U.S. Treasury Inflation Index Note	0.13		4/15/21	12,899

12,137	U.S. Treasury Inflation Index Note	0.25		1/15/25	12,154

12,353	U.S. Treasury Inflation Index Note	0.38		7/15/23	12,453

10,159	U.S. Treasury Inflation Index Note	0.38		1/15/27	10,226

10,039	U.S. Treasury Inflation Index Note	0.38		7/15/27	10,133

12,125	U.S. Treasury Inflation Index Note	0.38		7/15/25	12,259

8,896	U.S. Treasury Inflation Index Note	0.50		4/15/24	9,006

9,957	U.S. Treasury Inflation Index Note	0.50		1/15/28	10,122

10,920	U.S. Treasury Inflation Index Note	0.63		1/15/26	11,183

12,422	U.S. Treasury Inflation Index Note	0.63		4/15/23	12,566

10,889	U.S. Treasury Inflation Index Note	0.63		7/15/21	10,956

12,317	U.S. Treasury Inflation Index Note	0.63		1/15/24	12,530

9,721	U.S. Treasury Inflation Index Note	0.88		1/15/29	10,236

10,255	U.S. Treasury Inflation Index Note	1.13		1/15/21	10,332

8,920	U.S. Treasury Inflation Index Note	1.25		7/15/20	8,976

	Total U.S. Treasury Obligations				341,307

Shares
	Investment Company — 4.30%

15,364,952	State Street Institutional Treasury Plus Money Market Fund, Trust Class	2.18	(a)		15,365

	Total Investment Company				15,365

	Total Investments (cost $348,116) — 99.84%				356,672
	Other assets in excess of liabilities — 0.16%				557

	Net Assets — 100.00%				$357,229

(a)	The rate disclosed is the rate in effect on June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Inflation Protected Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2019

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Inflation Protected Securities Portfolio	Mellon Investments Corporation*	HC Capital Solutions	Total
U.S. Treasury Obligations	95.54%	—	95.54%

Investment Company	0.01%	4.29%	4.30%

Other Assets (Liabilities)	0.69%	(0.53)%	0.16%

Total Net Assets	96.24%	3.76%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds — 80.46%

$2,679	Abbott Laboratories (Health Care Equipment & Supplies), Callable 8/30/26 @ 100.00	3.75	11/30/26	$2,886

989	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	970

2,205	AbbVie, Inc. (Biotechnology), Callable 11/14/34 @ 100.00	4.50	5/14/35	2,261

530	Alabama Power Co., Series B (Electric Utilities), Callable 6/1/47 @ 100.00	3.70	12/1/47	538

155	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	167

3,375	American Express Co. (Consumer Finance), Callable 7/1/22 @ 100.00	2.50	8/1/22	3,389

180	American Express Co. (Consumer Finance), Callable 1/27/23 @ 100.00	3.40	2/27/23	186

3,990	Ameriprise Financial, Inc. (Capital Markets)	3.70	10/15/24	4,226

540	Ameriprise Financial, Inc. (Capital Markets)	4.00	10/15/23	575

1,715	Amgen, Inc. (Biotechnology), Callable 4/11/22 @ 100.00	2.65	5/11/22	1,727

2,235	Amgen, Inc. (Biotechnology), Callable 2/1/25 @ 100.00	3.13	5/1/25	2,286

275	Amgen, Inc. (Biotechnology), Callable 5/15/41 @ 100.00	5.15	11/15/41	315

3,163	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/5/26 @ 100.00	3.50	12/5/26	3,233

1,610	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/15/25 @ 100.00	3.90	12/15/25	1,701

1,066	Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	1,163

1,910	Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	2,122

1,850	Anheuser-Busch InBev N.V. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	2,019

1,730	Anthem, Inc. (Health Care Providers & Services)	3.13	5/15/22	1,757

485	Anthem, Inc. (Health Care Providers & Services)	3.30	1/15/23	499

1,245	Anthem, Inc. (Health Care Providers & Services), Callable 9/1/27 @ 100.00	3.65	12/1/27	1,291

790	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	859

3,020	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	3,573

750	Archer-Daniels-Midland Co., Class — C (Food Products)	4.02	4/16/43	796

6,145	AT&T, Inc. (Diversified Telecommunication Services), Callable 1/1/24 @ 100.00	4.45	4/1/24	6,610

1,730	AT&T, Inc. (Diversified Telecommunication Services)	5.35	9/1/40	1,941

585	AT&T, Inc. (Diversified Telecommunication Services)	5.55	8/15/41	676

265	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	289

355	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	384

9,553	Bank of America Corp., MTN (Banks)	3.88	8/1/25	10,211

1,358	Bank One Corp. (Banks)	8.00	4/29/27	1,795

1,875	Berkshire Hathaway, Inc. (Multi-Utilities), Callable 8/1/44 @ 100.00	4.50	2/1/45	2,097

823	Bristol-Myers Squibb Co. (Pharmaceuticals)	6.80	11/15/26	1,032

300	Bunge Limited Finance Corp. (Food Products), Callable 8/25/22 @ 100.00	3.00	9/25/22	301

1,510	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	1,462

1,350	Capital One Finance Corp. (Consumer Finance), Callable 9/30/24 @ 100.00	3.30	10/30/24	1,383

4,800	Capital One Financial Corp. (Consumer Finance)	3.50	6/15/23	4,970

600	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	791

1,500	Citibank NA, Series BKNT (Banks), Callable 12/23/23 @ 100.00	3.65	1/23/24	1,576

7,220	Citigroup, Inc. (Banks)	3.40	5/1/26	7,439

835	Comcast Corp. (Media), Callable 9/1/37 @ 100.00	3.90	3/1/38	879

50	Comcast Corp. (Media)	4.65	7/15/42	57

2,185	Comcast Corp. (Media)	4.75	3/1/44	2,537

2,220	ConocoPhillips (Oil, Gas & Consumable Fuels)	6.50	2/1/39	3,117

175	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	247

765	Constellation Brands, Inc. (Beverages)	4.75	12/1/25	844

1,650	Constellation Brands, Inc. (Beverages)	4.75	11/15/24	1,816

2,315	CSX Corp. (Road & Rail)	6.22	4/30/40	3,011

699	CVS Health Corp. (Health Care Providers & Services), Callable 9/1/22 @ 100.00	2.75	12/1/22	701

1,550	CVS Health Corp. (Health Care Providers & Services), Callable 2/9/23 @ 100.00	3.70	3/9/23	1,599

6,630	CVS Health Corp. (Health Care Providers & Services), Callable 12/25/27 @ 100.00	4.30	3/25/28	6,972

980	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	3.25	5/15/22	1,015

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$925	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	4.00	7/15/21	$963

1,765	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	2,095

315	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 9/15/25 @ 100.00	5.85	12/15/25	374

2,445	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 1/1/23 @ 100.00	2.75	2/1/23	2,440

1,830	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	1,900

200	Duke Energy Carolinas LLC (Electric Utilities), Callable 6/15/41 @ 100.00	4.25	12/15/41	219

635	Duke Energy Corp. (Electric Utilities), Callable 6/1/26 @ 100.00	2.65	9/1/26	628

965	Duke Energy Corp. (Electric Utilities), Callable 1/15/24 @ 100.00	3.75	4/15/24	1,017

660	Duke Energy Progress LLC (Electric Utilities), Callable 2/15/45 @ 100.00	4.20	8/15/45	721

1,495	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	1,628

1,000	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 11/15/24 @ 100.00	3.75	2/15/25	1,055

2,782	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	3,070

995	FedEx Corp. (Air Freight & Logistics)	4.90	1/15/34	1,156

705	Fiserv, Inc. (IT Services), Callable 4/1/29 @ 100.00	3.50	7/1/29	722

1,195	Fiserv, Inc. (IT Services), Callable 3/1/25 @ 100.00	3.85	6/1/25	1,262

225	Fiserv, Inc. (IT Services), Callable 1/1/49 @ 100.00	4.40	7/1/49	234

3,220	General Motors Financial Co. (Consumer Finance), Callable 2/1/21 @ 100.00	4.20	3/1/21	3,288

1,225	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	1,341

393	GlaxoSmithKline PLC (Diversified Financial Services)	6.38	5/15/38	546

3,640	Goldman Sachs Group, Inc. (Capital Markets), Callable 10/23/24 @ 100.00	3.50	1/23/25	3,749

1,000	Goldman Sachs Group, Inc. (Capital Markets)	5.25	7/27/21	1,056

1,135	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	1,324

480	Interpublic Group of Companies, Inc. (Media)	4.00	3/15/22	496

2,130	Interpublic Group of Companies, Inc. (Media)	4.20	4/15/24	2,292

2,870	JPMorgan Chase & Co. (Banks), Callable 10/23/24 @ 100.00	3.13	1/23/25	2,950

2,353	JPMorgan Chase & Co. (Banks), Callable 4/15/25 @ 100.00	3.90	7/15/25	2,512

1,500	JPMorgan Chase & Co. (Banks)	4.50	1/24/22	1,580

1,940	Lincoln National Corp. (Insurance)	7.00	6/15/40	2,668

1,305	Lockheed Martin Corp. (Aerospace & Defense), Callable 11/15/35 @ 100.00	4.50	5/15/36	1,496

295	LYB International Finance BV (Chemicals), Callable 9/15/43 @ 100.00	4.88	3/15/44	314

490	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45	6/1/27	486

1,380	Martin Marietta Materials, Inc. (Construction Materials), Callable 4/2/24 @ 100.00	4.25	7/2/24	1,465

1,200	Medtronic, Inc. (Health Care Equipment & Supplies)	4.38	3/15/35	1,378

745	MetLife, Inc. (Insurance)	5.70	6/15/35	950

3,270	Microsoft Corp. (Software), Callable 8/6/56 @ 100.00	4.50	2/6/57	3,962

2,179	MidAmerican Energy Holdings Co. (Multi-Utilities)	6.13	4/1/36	2,901

2,695	Morgan Stanley (Capital Markets)	2.63	11/17/21	2,712

3,940	Morgan Stanley (Capital Markets)	3.13	1/23/23	4,027

2,635	National Rural Utilities Cooperative Finance Corp. (Diversified Financial Services), Callable 12/7/23 @ 100.00	2.95	2/7/24	2,699

2,625	Nucor Corp. (Metals & Mining), Callable 6/15/22 @ 100.00	4.13	9/15/22	2,760

1,074	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	1,263

2,132	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 6/16/26 @ 100.00	3.20	9/16/26	2,177

380	Oracle Corp. (Software), Callable 11/15/44 @ 100.00	4.13	5/15/45	411

1,535	Oracle Corp. (Software)	5.38	7/15/40	1,947

1,050	Pfizer, Inc. (Pharmaceuticals), Callable 3/15/38 @ 100.00	4.10	9/15/38	1,156

250	Philip Morris International, Inc. (Tobacco)	3.25	11/10/24	258

1,135	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	1,216

950	Principal Financial Group, Inc. (Insurance), Callable 2/15/25 @ 100.00	3.40	5/15/25	987

228	Procter & Gamble Co. (The) (Household Products)	9.36	1/1/21	245

1,457	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	1,815

440	Prudential Financial, Inc., MTN (Insurance), Callable 12/27/27 @ 100.00	3.88	3/27/28	479

152	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	212

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Corporate Bonds (continued)

$265	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	$270

1,185	RELX Capital, Inc. (Professional Services), Callable 7/15/22 @ 100.00	3.13	10/15/22	1,206

2,005	RELX Capital, Inc. (Professional Services), Callable 2/16/23 @ 100.00	3.50	3/16/23	2,067

785	Rockwell Collins, Inc. (Aerospace & Defense), Callable 1/15/24 @ 100.00	3.20	3/15/24	804

1,244	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00	3.50	3/15/27	1,298

215	Roper Industries, Inc. (Industrial Conglomerates), Callable 8/15/22 @ 100.00	3.13	11/15/22	218

1,950	Roper Technologies, Inc. (Industrial Conglomerates), Callable 9/15/25 @ 100.00	3.85	12/15/25	2,049

1,405	Ryder System, Inc. (Road & Rail), Callable 2/1/22 @ 100.00	2.80	3/1/22	1,417

735	Ryder System, Inc. (Road & Rail), Callable 10/15/21 @ 100.00	3.45	11/15/21	750

385	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 8/1/23 @ 100.00	2.45	10/1/23	382

330	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	332

695	Southwest Airlines Co. (Airlines), Callable 8/15/26 @ 100.00	3.00	11/15/26	694

966	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15	2/1/24	1,019

3,371	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	3,424

1,625	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	1,599

1,101	SunTrust Banks, Inc. (Banks), Callable 12/27/21 @ 100.00	2.70	1/27/22	1,109

1,850	TCI Communications, Inc. (Media)	7.88	2/15/26	2,392

1,290	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	1,511

1,485	The Home Depot, Inc. (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	1,892

2,200	The Sherwin-Williams Co. (Chemicals), Callable 4/1/24 @ 100.00	3.13	6/1/24	2,248

375	The Sherwin-Williams Co. (Chemicals), Callable 5/1/25 @ 100.00	3.45	8/1/25	387

1,671	The Travelers Companies, Inc. (Insurance)	6.25	6/15/37	2,286

840	The Walt Disney Co. (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	1,019

963	The Walt Disney Co. (Entertainment)	6.20	12/15/34	1,297

2,495	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 11/1/23 @ 100.00	4.15	2/1/24	2,667

1,285	Toyota Motor Credit Corp., MTN (Consumer Finance)	2.90	4/17/24	1,314

1,500	Union Pacific Corp. (Road & Rail), Callable 6/10/28 @ 100.00	3.95	9/10/28	1,641

335	United Parcel Service, Inc. (Air Freight & Logistics), Callable 9/15/48 @ 100.00	4.25	3/15/49	365

674	United Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	759

810	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63	11/15/41	918

835	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75	7/15/45	989

865	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	1,094

270	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 5/15/22 @ 100.00	3.25	8/15/22	276

1,300	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 11/1/24 @ 100.00	3.50	2/1/25	1,338

5,849	Verizon Communications, Inc. (Diversified Telecommunication Services), Callable 9/3/29 @ 100.00	4.02	12/3/29	6,325

2,022	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.01	8/21/54	2,413

820	Virginia Electric & Power Co. (Electric Utilities), Callable 2/15/43 @ 100.00	4.65	8/15/43	936

501	Walmart, Inc. (Food & Staples Retailing)	5.00	10/25/40	626

730	Walmart, Inc. (Food & Staples Retailing)	5.63	4/1/40	980

730	Waste Management, Inc. (Commercial Services & Supplies), Callable 1/15/39 @ 100.00	4.00	7/15/39	781

1,525	Wells Fargo & Co., MTN (Banks)	2.63	7/22/22	1,533

5,415	Wells Fargo & Co. (Banks)	3.00	2/19/25	5,475

423	Wells Fargo & Co. (Banks)	3.30	9/9/24	437

525	Wells Fargo & Co., MTN (Banks), Callable 10/24/28 @ 100.00	4.15	1/24/29	571

1,375	WestRock Co. (Containers & Packaging)	4.90	3/1/22	1,454

340	Westvaco Corp. (Containers & Packaging)	8.20	1/15/30	462

931	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	1,317

	Total Corporate Bonds			251,234

	Yankee Dollars — 15.57%

176	America Movil SAB de CV (Wireless Telecommunication Services)	5.00	3/30/20	179

850	America Movil SAB de CV (Wireless Telecommunication Services)	6.13	11/15/37	1,089

1,007	Aptiv PLC (Auto Components), Callable 10/15/25 @ 100.00	4.25	1/15/26	1,054

1,800	Barclays PLC (Banks), Callable 1/10/22 @ 100.00	3.68	1/10/23	1,824

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Yankee Dollars (continued)

$480	BHP Billiton Ltd. (Metals & Mining)	5.00		9/30/43	$596

2,094	BP Capital Markets PLC (Diversified Financial Services)	3.54		11/4/24	2,200

1,246	British Telecommunications PLC (Diversified Telecommunication Services)	9.63		12/15/30	1,876

1,305	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 12/15/22 @ 100.00	2.95		1/15/23	1,314

1,165	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 8/15/21 @ 100.00	3.45		11/15/21	1,190

850	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85		6/1/27	881

350	Canadian Pacific Railway Co. (Road & Rail), Callable 11/1/24 @ 100.00	2.90		2/1/25	358

2,390	Canadian Pacific Railway Co. (Road & Rail), Callable 12/15/22 @ 100.00	4.45		3/15/23	2,517

1,000	Coca-Cola European Partners PLC (Beverages), Callable 6/1/21 @ 100.00	4.50		9/1/21	1,033

1,106	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75	(a)	6/15/30	1,582

1,010	Diageo Capital PLC (Diversified Financial Services)	5.88		9/30/36	1,319

1,285	HSBC Holdings PLC (Banks)	4.00		3/30/22	1,338

500	HSBC Holdings PLC (Banks)	4.88		1/14/22	529

2,985	HSBC Holdings PLC (Banks)	5.10		4/5/21	3,120

500	HSBC Holdings PLC (Banks)	6.80		6/1/38	674

1,430	Iberdrola International BV (Electric Utilities)	5.81		3/15/25	1,616

1,795	Iberdrola International BV (Electric Utilities)	6.75		7/15/36	2,346

525	LYB International Finance II BV (Chemicals), Callable 12/2/26 @ 100.00	3.50		3/2/27	534

321	LyondellBasell Industries N.V. (Chemicals), Callable 8/26/54 @ 100.00	4.63		2/26/55	320

2,000	LyondellBasell Industries N.V. (Chemicals), Callable 1/15/24 @ 100.00	5.75		4/15/24	2,247

1,143	Orange SA (Diversified Telecommunication Services)	9.00		3/1/31	1,734

893	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13		5/11/35	986

1,925	Shell International Finance BV (Oil, Gas & Consumable Fuels)	6.38		12/15/38	2,717

1,145	Statoil ASA (Oil, Gas & Consumable Fuels)	5.10		8/17/40	1,416

831	Statoil ASA (Oil, Gas & Consumable Fuels)	7.75		6/15/23	994

513	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.13		4/27/20	524

540	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.46		2/16/21	566

745	Telefonica Emisiones SAU (Diversified Telecommunication Services)	7.05		6/20/36	972

685	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	2.50		8/1/22	683

2,610	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels), Callable 2/15/28 @ 100.00	4.25		5/15/28	2,816

1,040	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10		6/1/40	1,292

451	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.20		10/15/37	562

440	Vodafone Group PLC (Wireless Telecommunication Services)	5.00		5/30/38	475

946	Vodafone Group PLC (Wireless Telecommunication Services)	6.15		2/27/37	1,145

	Total Yankee Dollars				48,618

Shares

	Investment Companies — 3.05%

1,756,811	State Street Institutional Treasury Money Market Fund, Premier Class	2.17	(b)		1,757

7,773,616	State Street Institutional Treasury Plus Money Market Fund, Trust Class	2.18	(b)		7,773

	Total Investment Companies				9,530

	Total Investments (cost $295,782) — 99.08%				309,382
	Other assets in excess of liabilities — 0.92%				2,873

	Net Assets — 100.00%				$312,255

(a)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate disclosed is the rate in effect on June 30, 2019.

(b)	The rate disclosed is the rate in effect on June 30, 2019.

MTN — Medium Term Note

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2019

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt Capital Management, LLC	HC Capital Solutions	Total
Corporate Bonds	80.46%	—	80.46%

Yankee Dollars	15.57%	—	15.57%

Investment Companies	0.56%	2.49%	3.05%

Other Assets (Liabilities)	1.19%	(0.27)%	0.92%

Total Net Assets	97.78%	2.22%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Asset Backed Securities — 1.47%

$200	Ally Auto Receivables Trust, Series 2018-3, Class – A3, Callable 9/15/21 @ 100.00	3.00		1/17/23	$202

200	BMW Vehicle Owner Trust, Series 2018-A, Class – A4, Callable 10/25/21 @ 100.00	2.51		6/25/24	202

150	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class – A4	1.99		7/17/23	150

200	Capital One Multi-Asset Execution Trust, Series 2017-A3, Class – A3	2.43		1/15/25	202

270	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class – A1	2.84		12/16/24	275

300	CarMax Auto Owner Trust, Series 2017-2, Class – A4, Callable 5/15/21 @ 100.00	2.25		9/15/22	300

260	CarMax Auto Owner Trust, Series 2018-2, Class – A3, Callable 2/15/22 @ 100.00	2.98		1/17/23	263

100	Citibank Credit Card Issuance Trust, Series 2014-A1, Class – A1	2.88		1/23/23	101

100	Discover Card Execution Note Trust, Series 2017-A2, Class – A2	2.39		7/15/24	101

350	Discover Card Execution Note Trust, Series 2018-A4, Class – A4	3.11		1/16/24	357

156	GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class – A4, Callable 9/16/21 @ 100.00	2.46		7/17/23	158

250	Nissan Auto Receivables Owner Trust, Series 2019-A, Class – A3, Callable 2/15/23 @ 100.00	2.90		10/16/23	254

200	Synchrony Credit Card Master Note Trust, Series 2018-1, Class – A	2.97		3/15/24	203

200	Toyota Auto Receivables Owner Trust, Series 2018-A, Class – A4, Callable 11/15/21 @ 100.00	2.52		5/15/23	202

200	World Omni Automobile Lease Securitization Trust, Series 2019-A, Class – A3, Callable 12/15/21 @ 100.00	2.94		5/16/22	202

	Total Asset Backed Securities				3,172

	Collateralized Mortgage Obligations — 6.33%

250	Bank, Series 2017-BNK9, Class – ASB	3.47		11/15/54	264

300	Bank, Series 2018-BN10, Class – A5	3.69		2/15/61	322

200	Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class – A2	3.12		2/15/50	204

100	Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class – ASB	3.37		2/15/50	104

250	Benchmark Mortgage Trust, Series 2019-B9, Class – A5	4.02		3/15/52	276

200	Benchmark Mortgage Trust, Series 2018-B6, Class – A4	4.26		10/10/51	224

228	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class – A4	2.88		2/10/48	232

183	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class – A5	3.14		2/10/48	188

100	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class – A4	3.31		4/10/49	104

100	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class – A5	3.62		2/10/49	106

228	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class – A4	3.62		7/10/47	241

183	Commercial Mortgage Trust, Series 2015-LC19, Class – A4	3.18		2/10/48	189

80	Commercial Mortgage Trust, Series 2015-DC1, Class – A5	3.35		2/10/48	83

256	Commercial Mortgage Trust, Series 2013-CR8, Class – A5	3.61	(a)	6/10/46	268

100	Commercial Mortgage Trust, Series 2014-UBS4, Class – AM	3.97		8/10/47	105

100	Commercial Mortgage Trust, Series 2013-CR11, Class – B	5.28	(a)	8/10/50	108

200	CSAIL Commercial Mortgage Trust, Series 2016-C7, Class – ASB	3.31		11/15/49	207

500	CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class – A2	3.82		4/15/51	524

130	Fannie Mae-ACES, Series 2016-M6, Class – A1	2.14		5/25/26	130

43	Fannie Mae-ACES, Series 2017-M8, Class – A1	2.65		5/25/27	44

16	Fannie Mae-ACES, Series 2013-M14, Class – APT	2.71	(a)	4/25/23	16

283	Fannie Mae-ACES, Series 2015-M3, Class – A2	2.72		10/25/24	289

247	Fannie Mae-ACES, Series 2012-M1, Class – A2	2.73		10/25/21	250

200	Fannie Mae-ACES, Series 2017-M7, Class – A2	2.96		2/25/27	206

50	Fannie Mae-ACES, Series 2012-M4, Class – 1A2	2.98		4/25/22	51

250	Fannie Mae-ACES, Series 2017-M11, Class – A2	2.98		8/25/29	258

228	Fannie Mae-ACES, Series 2014-M9, Class – A2	3.10	(a)	7/25/24	237

300	Fannie Mae-ACES, Series 2017-M12, Class – A2	3.18	(a)	6/25/27	313

200	Fannie Mae-ACES, Series 2017 M15, Class – ATS2	3.20	(a)	11/25/27	208

200	Fannie Mae-ACES, Series 2019-M2, Class – A2	3.63	(a)	11/25/28	218

46	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class – A2	2.31		8/25/22	46

92	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K058, Class – A1	2.34		7/25/26	93

183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K027, Class – A2	2.64		1/25/23	186

350	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K055, Class – A2	2.67		3/25/26	357

116	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class – A2	2.87		12/25/21	118

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Collateralized Mortgage Obligations (continued)

$53	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class – A1	3.02		2/25/23	$54

365	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K043, Class – A2	3.06		12/25/24	380

274	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K716, Class – A2	3.13		6/25/21	278

183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class – A2	3.31	(a)	5/25/23	190

183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class – A2	3.32	(a)	2/25/23	190

100	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K047, Class – A2, Callable 5/11/25 @ 100.00	3.33	(a)	5/25/25	106

500	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K077, Class – A2	3.85		5/25/28	552

110	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class – A2	3.87		4/25/21	112

205	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K012, Class – A2	4.18		12/25/20	210

109	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class – A2	4.33		10/25/20	112

230	GS Mortgage Securities Trust, Series 2016-GS2, Class – A3	2.79		5/10/49	233

100	GS Mortgage Securities Trust, Series 2017-GS5, Class – A2	3.22		3/10/50	102

250	GS Mortgage Securities Trust, Series 2017-GS5, Class – A4	3.67		3/10/50	267

100	GS Mortgage Securities Trust, Series 2018-GS10, Class – A5	4.16	(a)	7/10/51	111

274	GS Mortgage Securities Trust, Series 2013-GC14, Class – A5	4.24		8/10/46	293

137	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class – A5	3.64		11/15/47	145

183	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class – A4, Callable 7/15/24 @ 100.00	3.80		9/15/47	194

183	JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class – A5	4.13		11/15/45	195

184	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-C8, Class – A3	2.83		10/15/45	187

100	Morgan Stanley BAML Trust, Series 2015-C21, Class – ASB	3.15		3/15/48	102

183	Morgan Stanley BAML Trust, Series 2015-C20, Class – A4	3.25		2/15/48	189

200	Morgan Stanley BAML Trust, Series 2014-C19, Class – A4	3.53		12/15/47	210

200	Morgan Stanley BAML Trust, Series 2017-C33, Class – A5	3.60		5/15/50	212

100	Morgan Stanley BAML Trust, Series 2014-C17, Class – A5, Callable 7/11/24 @ 100.00	3.74		8/15/47	106

100	Morgan Stanley BAML Trust, Series 2014-C15, Class – A4	4.05		4/15/47	107

200	Morgan Stanley Capital I Trust, Series 2017-H1, Class – A4	3.26		6/15/50	207

183	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class – A4	3.59		3/15/49	193

100	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class – A4	3.06		10/10/48	102

121	UBS Commercial Mortgage Trust, Series 2012-C1, Class – AAB	3.00		5/10/45	121

141	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class – A4	3.53		5/10/63	146

500	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class – A4	3.10		6/15/49	515

183	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class – A4	3.66		9/15/58	194

124	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class – A4	3.81		12/15/48	133

169	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class – A5	3.82		8/15/50	179

142	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class – C	4.07		2/15/48	144

151	WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class – ASB	2.98		6/15/46	153

	Total Collateralized Mortgage Obligations				13,693

	U.S. Government Agency Mortgages — 88.50%

48	Fannie Mae, Pool #AS0001	2.00		7/1/28	48

38	Fannie Mae, Pool #BJ4362	2.00		11/1/32	37

231	Fannie Mae, Pool #AS1058	2.00		11/1/28	232

98	Fannie Mae, Pool #MA2906	2.00		2/1/32	97

21	Fannie Mae, Pool #CA0052	2.00		7/1/32	21

46	Fannie Mae, Pool #AY4232	2.00		5/1/30	46

41	Fannie Mae, Pool #AS8437	2.50		12/1/36	41

23	Fannie Mae, Pool #MA1511	2.50		7/1/33	23

278	Fannie Mae, Pool #AP4742	2.50		8/1/27	281

22	Fannie Mae, Pool #MA2854	2.50		12/1/46	21

112	Fannie Mae, Pool #AS8246	2.50		11/1/31	113

165	Fannie Mae, Pool #BC9041	2.50		11/1/31	166

111	Fannie Mae, Pool #MA3217	2.50		12/1/32	112

19	Fannie Mae, Pool #MA2789	2.50		10/1/36	19

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$57	Fannie Mae, Pool #BJ3742	2.50	12/1/32	$58

46	Fannie Mae, Pool #MA1270	2.50	11/1/32	47

55	Fannie Mae, Pool #MA2868	2.50	1/1/32	55

307	Fannie Mae, Pool #MA1277	2.50	12/1/27	311

343	Fannie Mae, Pool #MA1210	2.50	10/1/27	346

20	Fannie Mae, Pool #AS8172	2.50	10/1/36	20

282	Fannie Mae, Pool #AO3019	2.50	5/1/27	285

20	Fannie Mae, Pool #MA2888	2.50	1/1/47	20

169	Fannie Mae, Pool #BE3032	2.50	1/1/32	170

68	Fannie Mae, Pool #AS4660	2.50	3/1/30	68

157	Fannie Mae, Pool #AS8892	2.50	2/1/32	158

112	Fannie Mae, Pool #AU5334	2.50	11/1/28	113

112	Fannie Mae, Pool #AU6387	2.50	11/1/28	113

38	Fannie Mae, Pool #AS0513	2.50	8/1/43	38

168	Fannie Mae, Pool #AB7391	2.50	12/1/42	168

93	Fannie Mae, Pool #BJ3944	2.50	1/1/33	94

86	Fannie Mae, Pool #MA3282	2.50	2/1/33	86

573	Fannie Mae, Pool #MA3246	2.50	1/1/33	578

196	Fannie Mae, Pool #AS4946	2.50	5/1/30	198

196	Fannie Mae, Pool #AU2619	2.50	8/1/28	198

322	Fannie Mae, Pool #MA3154	2.50	10/1/32	324

84	Fannie Mae, Pool #AZ6458	2.50	7/1/30	85

68	Fannie Mae, Pool #AT2717	2.50	5/1/43	68

82	Fannie Mae, Pool #AL9996	3.00	4/1/32	84

1,106	Fannie Mae, Pool #AP6375	3.00	9/1/42	1,123

338	Fannie Mae, Pool #AL9865	3.00	2/1/47	342

479	Fannie Mae, Pool #AP2465	3.00	8/1/42	486

21	Fannie Mae, Pool #AL9848	3.00	3/1/47	21

116	Fannie Mae, Pool #AQ3223	3.00	11/1/27	119

650	Fannie Mae, Pool #AO0752	3.00	4/1/42	659

217	Fannie Mae, Pool #BD5787	3.00	9/1/46	219

285	Fannie Mae, Pool #AS8276	3.00	11/1/46	288

266	Fannie Mae, Pool #AS4884	3.00	5/1/45	269

59	Fannie Mae, Pool #AS4334	3.00	1/1/45	60

280	Fannie Mae, Pool #AS4333	3.00	1/1/45	284

85	Fannie Mae, Pool #BE3861	3.00	1/1/47	86

141	Fannie Mae, Pool #AS8186	3.00	10/1/46	143

270	Fannie Mae, Pool #AT7620	3.00	6/1/43	275

88	Fannie Mae, Pool #BE4400	3.00	1/1/47	89

627	Fannie Mae, Pool #AP6493	3.00	9/1/42	636

287	Fannie Mae, Pool #AT2014	3.00	4/1/43	292

304	Fannie Mae, Pool #AT0682	3.00	4/1/43	310

237	Fannie Mae, Pool #AS8784	3.00	2/1/47	239

176	Fannie Mae, Pool #AS8521	3.00	12/1/46	178

86	Fannie Mae, Pool #AS8483	3.00	12/1/46	87

78	Fannie Mae, Pool #AS8438	3.00	12/1/36	80

79	Fannie Mae, Pool #AS8424	3.00	12/1/36	81

370	Fannie Mae, Pool #AS8414	3.00	11/1/46	374

51	Fannie Mae, Pool #AT1575	3.00	5/1/43	52

39	Fannie Mae, Pool #AR7426	3.00	7/1/43	40

857	Fannie Mae, Pool #AQ7920	3.00	12/1/42	870

59	Fannie Mae, Pool #BM1370	3.00	4/1/37	60

30	Fannie Mae, Pool #MA2287	3.00	6/1/35	30

107	Fannie Mae, Pool #MA2425	3.00	10/1/30	109

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$110	Fannie Mae, Pool #MA2523	3.00	2/1/36	$112

87	Fannie Mae, Pool #MA3237	3.00	1/1/48	88

65	Fannie Mae, Pool #MA3185	3.00	11/1/37	67

204	Fannie Mae, Pool #MA3179	3.00	11/1/47	206

42	Fannie Mae, Pool #MA2087	3.00	11/1/34	43

364	Fannie Mae, Pool #MA3082	3.00	7/1/47	367

108	Fannie Mae, Pool #MA2230	3.00	4/1/35	109

99	Fannie Mae, Pool #MA3090	3.00	8/1/32	101

107	Fannie Mae, Pool #MA3339	3.00	4/1/33	110

119	Fannie Mae, Pool #MA3331	3.00	4/1/48	120

194	Fannie Mae, Pool #MA3631	3.00	4/1/34	198

189	Fannie Mae, Pool #MA3147	3.00	10/1/47	190

196	Fannie Mae, Pool #MA3657	3.00	5/1/34	200

284	Fannie Mae, Pool #MA3106	3.00	8/1/47	286

21	Fannie Mae, Pool #MA3100	3.00	8/1/37	21

93	Fannie Mae, Pool #MA3304	3.00	3/1/48	94

43	Fannie Mae, Pool #MA3127	3.00	9/1/37	44

76	Fannie Mae, Pool #AS3117	3.00	8/1/29	77

230	Fannie Mae, Pool #MA2246	3.00	4/1/30	234

30	Fannie Mae, Pool #MA2065	3.00	10/1/34	31

93	Fannie Mae, Pool #AS2312	3.00	5/1/29	95

163	Fannie Mae, Pool #AS1527	3.00	1/1/29	166

236	Fannie Mae, Pool #AS0196	3.00	8/1/28	241

85	Fannie Mae, Pool #MA3247	3.00	1/1/33	86

885	Fannie Mae, Pool #AB7099	3.00	11/1/42	898

171	Fannie Mae, Pool #BE1901	3.00	12/1/46	173

108	Fannie Mae, Pool #MA2773	3.00	10/1/36	110

323	Fannie Mae, Pool #MA2806	3.00	11/1/46	327

89	Fannie Mae, Pool #MA2149	3.00	1/1/30	91

58	Fannie Mae, Pool #MA2832	3.00	12/1/36	60

250	Fannie Mae, Pool #MA2863	3.00	1/1/47	252

252	Fannie Mae, Pool #MA2895	3.00	2/1/47	255

40	Fannie Mae, Pool #MA2897	3.00	2/1/37	41

341	Fannie Mae, Pool #MA2956	3.00	4/1/47	344

41	Fannie Mae, Pool #MA2961	3.00	4/1/37	41

41	Fannie Mae, Pool #MA3218	3.00	12/1/32	41

229	Fannie Mae, Pool #MA2737	3.00	9/1/46	231

41	Fannie Mae, Pool #MA3078	3.00	7/1/37	42

244	Fannie Mae, Pool #MA2833	3.00	12/1/46	247

42	Fannie Mae, Pool #AS8056	3.00	10/1/46	42

69	Fannie Mae, Pool #BK1015	3.00	2/1/33	70

241	Fannie Mae, Pool #AS7238	3.00	5/1/46	244

312	Fannie Mae, Pool #AB8897	3.00	4/1/43	318

76	Fannie Mae, Pool #BC4276	3.00	4/1/46	77

288	Fannie Mae, Pool #BC9003	3.00	11/1/46	291

34	Fannie Mae, Pool #MA1058	3.00	5/1/32	34

180	Fannie Mae, Pool #AY4200	3.00	5/1/45	183

260	Fannie Mae, Pool #AK3302	3.00	3/1/27	266

73	Fannie Mae, Pool #J24886	3.00	7/1/23	74

381	Fannie Mae, Pool #BD2446	3.00	1/1/47	385

43	Fannie Mae, Pool #AZ4358	3.00	7/1/30	44

98	Fannie Mae, Pool #BD5076	3.00	2/1/32	100

65	Fannie Mae, Pool #MA1338	3.00	2/1/33	65

25	Fannie Mae, Pool #AX8309	3.00	11/1/29	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$117	Fannie Mae, Pool #AZ0538	3.00	9/1/30	$119

263	Fannie Mae, Pool #AY4829	3.00	5/1/45	266

246	Fannie Mae, Pool #BD4225	3.00	11/1/46	248

302	Fannie Mae, Pool #MA1307	3.00	1/1/33	305

72	Fannie Mae, Pool #AW8295	3.00	8/1/29	73

64	Fannie Mae, Pool #MA2579	3.00	4/1/36	65

274	Fannie Mae, Pool #AK0006	3.00	1/1/27	281

186	Fannie Mae, Pool #AB4483	3.00	2/1/27	190

211	Fannie Mae, Pool #AU3735	3.00	8/1/43	215

188	Fannie Mae, Pool #BD5545	3.00	10/1/46	190

79	Fannie Mae, Pool #AU7890	3.00	9/1/28	80

138	Fannie Mae, Pool #AW7383	3.00	8/1/29	141

128	Fannie Mae, Pool #MA1401	3.00	4/1/33	130

42	Fannie Mae, Pool #BA4786	3.00	2/1/31	43

125	Fannie Mae, Pool #MA1527	3.00	8/1/33	128

13	Fannie Mae, Pool #BA0826	3.00	10/1/30	13

46	Fannie Mae, Pool #BE9547	3.00	4/1/47	46

158	Fannie Mae, Pool #AS7908	3.00	9/1/46	160

288	Fannie Mae, Pool #BC4764	3.00	10/1/46	291

86	Fannie Mae, Pool #BJ2996	3.00	1/1/33	88

19	Fannie Mae, Pool #MA2909	3.50	2/1/37	20

228	Fannie Mae, Pool #AJ8476	3.50	12/1/41	235

220	Fannie Mae, Pool #MA1107	3.50	7/1/32	228

95	Fannie Mae, Pool #MA2923	3.50	3/1/37	98

110	Fannie Mae, Pool #AJ4093	3.50	10/1/26	114

169	Fannie Mae, Pool #MA1059	3.50	5/1/32	175

21	Fannie Mae, Pool #MA1021	3.50	3/1/27	21

57	Fannie Mae, Pool #310139	3.50	11/1/25	59

90	Fannie Mae, Pool #BA1893	3.50	8/1/45	92

27	Fannie Mae, Pool #BA5031	3.50	1/1/46	27

179	Fannie Mae, Pool #AS0024	3.50	7/1/43	184

205	Fannie Mae, Pool #MA1980	3.50	8/1/44	211

103	Fannie Mae, Pool #BC0163	3.50	1/1/46	105

334	Fannie Mae, Pool #BC1158	3.50	2/1/46	344

13	Fannie Mae, Pool #AJ6181	3.50	12/1/26	13

20	Fannie Mae, Pool #MA2996	3.50	5/1/37	20

218	Fannie Mae, Pool #AX9530	3.50	2/1/45	224

38	Fannie Mae, Pool #AK0706	3.50	2/1/27	40

40	Fannie Mae, Pool #MA3059	3.50	7/1/37	41

143	Fannie Mae, Pool #AU3742	3.50	8/1/43	147

148	Fannie Mae, Pool #MA3637	3.50	4/1/49	151

194	Fannie Mae, Pool #MA3614	3.50	3/1/49	199

182	Fannie Mae, Pool #MA3462	3.50	9/1/33	188

357	Fannie Mae, Pool #MA3414	3.50	7/1/48	367

27	Fannie Mae, Pool #AV6407	3.50	2/1/29	28

992	Fannie Mae, Pool #AB6017	3.50	8/1/42	1,030

283	Fannie Mae, Pool #MA3332	3.50	4/1/48	291

359	Fannie Mae, Pool #CA0487	3.50	10/1/47	368

15	Fannie Mae, Pool #AX0159	3.50	9/1/29	16

41	Fannie Mae, Pool #MA3152	3.50	10/1/37	43

188	Fannie Mae, Pool #AX2486	3.50	10/1/44	193

403	Fannie Mae, Pool #MA3182	3.50	11/1/47	415

101	Fannie Mae, Pool #AX5201	3.50	10/1/29	105

573	Fannie Mae, Pool #MA3520	3.50	10/1/48	587

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$189	Fannie Mae, Pool #MA3494	3.50	10/1/48	$193

93	Fannie Mae, Pool #AX7655	3.50	1/1/45	96

359	Fannie Mae, Pool #MA3238	3.50	1/1/48	370

47	Fannie Mae, Pool #MA2495	3.50	1/1/46	48

174	Fannie Mae, Pool #MA3243	3.50	1/1/38	181

80	Fannie Mae, Pool #MA2389	3.50	9/1/35	83

262	Fannie Mae, Pool #MA2292	3.50	6/1/45	268

230	Fannie Mae, Pool #MA2125	3.50	12/1/44	235

331	Fannie Mae, Pool #AL1717	3.50	5/1/27	342

193	Fannie Mae, Pool #MA3597	3.50	2/1/49	197

1,098	Fannie Mae, Pool #AK7497	3.50	4/1/42	1,139

331	Fannie Mae, Pool #MA3026	3.50	6/1/47	341

144	Fannie Mae, Pool #BE5258	3.50	1/1/47	148

192	Fannie Mae, Pool #MA1982	3.50	8/1/34	199

92	Fannie Mae, Pool #AE5487	3.50	10/1/25	95

459	Fannie Mae, Pool #BH9277	3.50	2/1/48	472

865	Fannie Mae, Pool #AO8137	3.50	8/1/42	897

119	Fannie Mae, Pool #AO9140	3.50	7/1/42	123

204	Fannie Mae, Pool #AZ9576	3.50	12/1/45	209

239	Fannie Mae, Pool #AS4771	3.50	4/1/45	245

251	Fannie Mae, Pool #AY1306	3.50	3/1/45	258

325	Fannie Mae, Pool #AS7491	3.50	7/1/46	333

161	Fannie Mae, Pool #AY3802	3.50	2/1/45	166

51	Fannie Mae, Pool #AP9390	3.50	10/1/42	53

144	Fannie Mae, Pool #BC3126	3.50	1/1/46	148

155	Fannie Mae, Pool #AY3913	3.50	2/1/45	159

377	Fannie Mae, Pool #AO3760	3.50	5/1/42	391

129	Fannie Mae, Pool #AS5319	3.50	7/1/45	133

178	Fannie Mae, Pool #AY5303	3.50	3/1/45	183

79	Fannie Mae, Pool #AY8856	3.50	9/1/45	81

281	Fannie Mae, Pool #AZ0862	3.50	7/1/45	289

144	Fannie Mae, Pool #AZ2614	3.50	8/1/45	148

48	Fannie Mae, Pool #CA0234	3.50	8/1/47	49

367	Fannie Mae, Pool #MA3305	3.50	3/1/48	377

97	Fannie Mae, Pool #AZ6383	3.50	9/1/45	99

397	Fannie Mae, Pool #BH5155	3.50	9/1/47	409

423	Fannie Mae, Pool #BJ2692	3.50	4/1/48	435

141	Fannie Mae, Pool #BJ0647	3.50	3/1/48	145

300	Fannie Mae, Pool #AU1635	3.50	7/1/43	309

213	Fannie Mae, Pool #AY4300	3.50	1/1/45	218

121	Fannie Mae, Pool #AS4772	3.50	4/1/45	124

121	Fannie Mae, Pool #AO4647	3.50	6/1/42	124

204	Fannie Mae, Pool #AS5068	3.50	6/1/45	209

34	Fannie Mae, Pool #MA2692	3.50	7/1/36	35

31	Fannie Mae, Pool #AS2081	3.50	4/1/29	32

270	Fannie Mae, Pool #BK9038	3.50	10/1/33	279

82	Fannie Mae, Pool #BK9622	3.50	10/1/48	84

32	Fannie Mae, Pool #BM1231	3.50	11/1/31	33

197	Fannie Mae, Pool #AS6649	3.50	2/1/46	203

76	Fannie Mae, Pool #BC7633	3.50	6/1/46	78

97	Fannie Mae, Pool #AS5892	3.50	10/1/45	99

253	Fannie Mae, Pool #AS3133	3.50	8/1/44	264

155	Fannie Mae, Pool #AS5696	3.50	8/1/45	159

192	Fannie Mae, Pool #AO4385	3.50	6/1/42	199

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$216	Fannie Mae, Pool #AS7239	3.50		5/1/46	$222

365	Fannie Mae, Pool #BH9215	3.50		1/1/48	376

132	Fannie Mae, Pool #BM2001	3.50		12/1/46	136

352	Fannie Mae, Pool #BD2436	3.50		1/1/47	361

273	Fannie Mae, Pool #AS7388	3.50		6/1/46	280

399	Fannie Mae, Pool #AQ0546	3.50		11/1/42	414

1,028	Fannie Mae, Pool #AO2548	3.50		4/1/42	1,066

394	Fannie Mae, Pool #BM5485	3.50		2/1/49	404

320	Fannie Mae, Pool #BM1568	3.50		7/1/47	330

229	Fannie Mae, Pool #AS4773	3.50		4/1/45	236

302	Fannie Mae, Pool #BD5046	3.50		2/1/47	311

48	Fannie Mae, Pool #BM5446	3.50		2/1/49	49

17	Fannie Mae, Pool #AL8776	3.50		7/1/46	18

250	Fannie Mae, Series 2018-M14, Class – A2	3.58	(a)	8/25/28	271

276	Fannie Mae, Pool #CA1894	4.00		6/1/48	286

66	Fannie Mae, Pool #BH2623	4.00		8/1/47	69

287	Fannie Mae, Pool #MA3121	4.00		9/1/47	298

329	Fannie Mae, Pool #BE8050	4.00		4/1/47	342

266	Fannie Mae, Pool #CA1015	4.00		1/1/48	277

195	Fannie Mae, Pool #BN0594	4.00		12/1/48	202

67	Fannie Mae, Pool #BJ0639	4.00		3/1/48	69

279	Fannie Mae, Pool #BK0909	4.00		7/1/48	289

113	Fannie Mae, Pool #AC2995	4.00		9/1/24	118

109	Fannie Mae, Pool #AC7328	4.00		12/1/39	115

60	Fannie Mae, Pool #MA0493	4.00		8/1/30	63

183	Fannie Mae, Pool #MA0641	4.00		2/1/31	192

33	Fannie Mae, Pool #MA0695	4.00		4/1/31	35

312	Fannie Mae, Pool #BM2002	4.00		10/1/47	325

174	Fannie Mae, Pool #BM4991	4.00		9/1/48	181

46	Fannie Mae, Pool #BM5525	4.00		3/1/31	48

84	Fannie Mae, Pool #MA3244	4.00		1/1/38	88

60	Fannie Mae, Pool #G08694	4.00		2/1/46	62

42	Fannie Mae, Pool #MA3216	4.00		12/1/37	45

377	Fannie Mae, Pool #BJ9169	4.00		5/1/48	391

315	Fannie Mae, Pool #CA0183	4.00		8/1/47	328

376	Fannie Mae, Pool #BK7608	4.00		9/1/48	389

183	Fannie Mae, Pool #CA0237	4.00		8/1/47	191

336	Fannie Mae, Pool #MA3183	4.00		11/1/47	350

16	Fannie Mae, Pool #MA2655	4.00		6/1/36	17

344	Fannie Mae, Pool #BD7081	4.00		3/1/47	358

163	Fannie Mae, Pool #AZ8067	4.00		9/1/45	169

130	Fannie Mae, Pool #AL7347	4.00		9/1/45	135

39	Fannie Mae, Pool #AY2291	4.00		3/1/45	40

81	Fannie Mae, Pool #AY8981	4.00		8/1/45	84

196	Fannie Mae, Pool #AZ7362	4.00		11/1/45	204

50	Fannie Mae, Pool #AE0375	4.00		7/1/25	52

147	Fannie Mae, Pool #AS7601	4.00		7/1/46	153

132	Fannie Mae, Pool #AS7600	4.00		7/1/46	138

29	Fannie Mae, Pool #AS7028	4.00		4/1/46	30

44	Fannie Mae, Pool #AT3872	4.00		6/1/43	46

253	Fannie Mae, Pool #AS9486	4.00		4/1/47	263

340	Fannie Mae, Pool #AS9831	4.00		6/1/47	354

74	Fannie Mae, Pool #AS8823	4.00		2/1/47	76

214	Fannie Mae, Pool #AS8532	4.00		12/1/46	224

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$134	Fannie Mae, Pool #AS3903	4.00	11/1/44	$138

181	Fannie Mae, Pool #AS3467	4.00	10/1/44	187

197	Fannie Mae, Pool #AO2959	4.00	5/1/42	203

198	Fannie Mae, Pool #AY1595	4.00	1/1/45	206

12	Fannie Mae, Pool #AZ8874	4.00	9/1/45	12

77	Fannie Mae, Pool #BC5559	4.00	3/1/46	80

135	Fannie Mae, Pool #BA6910	4.00	2/1/46	140

980	Fannie Mae, Pool #190405	4.00	10/1/40	1,029

143	Fannie Mae, Pool #AV2340	4.00	12/1/43	150

153	Fannie Mae, Pool #AW5063	4.00	7/1/44	159

44	Fannie Mae, Pool #AW5109	4.00	8/1/44	45

21	Fannie Mae, Pool #AW9041	4.00	8/1/44	22

169	Fannie Mae, Pool #AX0841	4.00	9/1/44	177

36	Fannie Mae, Pool #AH3394	4.00	1/1/41	37

212	Fannie Mae, Pool #AL8387	4.00	3/1/46	221

400	Fannie Mae, Pool #AJ7857	4.00	12/1/41	419

490	Fannie Mae, Pool #AJ5303	4.00	11/1/41	514

296	Fannie Mae, Pool #AH5859	4.00	2/1/41	310

211	Fannie Mae, Pool #AH6242	4.00	4/1/26	219

76	Fannie Mae, Pool #AL4778	4.00	10/1/32	80

85	Fannie Mae, Pool #AY0025	4.00	2/1/45	88

160	Fannie Mae, Pool #AY1377	4.00	4/1/45	166

63	Fannie Mae, Pool #BA0847	4.00	3/1/46	65

539	Fannie Mae, Pool #AJ7689	4.00	12/1/41	565

46	Fannie Mae, Pool #AL9742	4.00	7/1/29	48

254	Fannie Mae, Pool #AU3753	4.00	8/1/43	265

196	Fannie Mae, Pool #MA3638	4.00	4/1/49	202

37	Fannie Mae, Pool #AS3448	4.00	9/1/44	39

14	Fannie Mae, Pool #MA2536	4.00	2/1/36	15

40	Fannie Mae, Pool #MA2455	4.00	11/1/35	42

192	Fannie Mae, Pool #MA3592	4.00	2/1/49	199

19	Fannie Mae, Pool #MA3037	4.00	6/1/37	20

328	Fannie Mae, Pool #MA3027	4.00	6/1/47	341

225	Fannie Mae, Pool #MA3277	4.00	2/1/48	234

405	Fannie Mae, Pool #MA2995	4.00	5/1/47	422

45	Fannie Mae, Pool #MA3413	4.00	7/1/38	47

416	Fannie Mae, Pool #MA3615	4.00	3/1/49	429

411	Fannie Mae, Pool #AS0531	4.00	9/1/43	429

27	Fannie Mae, Pool #AS2117	4.00	4/1/44	28

185	Fannie Mae, Pool #MA3521	4.00	11/1/48	191

183	Fannie Mae, Pool #AS3293	4.00	9/1/44	189

182	Fannie Mae, Pool #AS3216	4.00	9/1/44	190

129	Fannie Mae, Pool #AS3468	4.00	10/1/44	134

155	Fannie Mae, Pool #AS2498	4.00	5/1/44	162

40	Fannie Mae, Pool #AU5302	4.50	10/1/43	43

104	Fannie Mae, Pool #MA0481	4.50	8/1/30	109

185	Fannie Mae, Pool #AD8529	4.50	8/1/40	198

180	Fannie Mae, Pool #MA3537	4.50	12/1/48	188

179	Fannie Mae, Pool #AB3192	4.50	6/1/41	192

34	Fannie Mae, Pool #AH6790	4.50	3/1/41	36

34	Fannie Mae, Pool #AB1470	4.50	9/1/40	37

464	Fannie Mae, Pool #AH7521	4.50	3/1/41	498

443	Fannie Mae, Pool #AH9055	4.50	4/1/41	476

179	Fannie Mae, Pool #AI4815	4.50	6/1/41	192

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$89	Fannie Mae, Pool #AB1389	4.50	8/1/40	$96

—	Fannie Mae, Pool #AB0339	4.50	1/1/20	—

444	Fannie Mae, Pool #AL1107	4.50	11/1/41	477

144	Fannie Mae, Pool #AL4450	4.50	12/1/43	153

39	Fannie Mae, Pool #AA9781	4.50	7/1/24	40

187	Fannie Mae, Pool #254954	4.50	10/1/23	197

228	Fannie Mae, Pool #MA3184	4.50	11/1/47	239

27	Fannie Mae, Pool #AA0860	4.50	1/1/39	28

395	Fannie Mae, Pool #MA3639	4.50	4/1/49	412

9	Fannie Mae, Pool #AW7048	4.50	6/1/44	10

314	Fannie Mae, Pool #CA1711	4.50	5/1/48	329

65	Fannie Mae, Pool #CA1218	4.50	2/1/48	68

26	Fannie Mae, Pool #982892	4.50	5/1/23	26

186	Fannie Mae, Pool #MA3522	4.50	11/1/48	194

192	Fannie Mae, Pool #AE0217	4.50	8/1/40	203

80	Fannie Mae, Pool #AS1638	4.50	2/1/44	85

173	Fannie Mae, Pool #BK5283	4.50	6/1/48	181

117	Fannie Mae, Pool #BE5992	4.50	2/1/47	122

147	Fannie Mae, Pool #AS8157	4.50	10/1/46	154

79	Fannie Mae, Pool #AL5082	4.50	3/1/44	84

128	Fannie Mae, Pool #CA0623	4.50	10/1/47	135

36	Fannie Mae, Pool #AS8576	4.50	12/1/46	38

91	Fannie Mae, Pool #AS2276	4.50	4/1/44	97

43	Fannie Mae, Pool #BK8830	4.50	8/1/48	45

345	Fannie Mae, Pool #BN4309	4.50	1/1/49	361

386	Fannie Mae, Pool #MA3593	4.50	2/1/49	403

67	Fannie Mae, Pool #BM1285	4.50	5/1/47	72

49	Fannie Mae, Pool #BN0877	4.50	11/1/48	51

277	Fannie Mae, Pool #BK1416	4.50	5/1/48	292

36	Fannie Mae, Pool #AL8816	4.50	9/1/45	38

40	Fannie Mae, Pool #AS0861	4.50	10/1/43	43

153	Fannie Mae, Pool #BE6489	4.50	1/1/47	161

49	Fannie Mae, Pool #MA3708	5.00	6/1/49	52

36	Fannie Mae, Pool #890621	5.00	5/1/42	40

29	Fannie Mae, Pool #890603	5.00	8/1/41	31

72	Fannie Mae, Pool #AL5788	5.00	5/1/42	78

106	Fannie Mae, Pool #BM3904	5.00	5/1/48	113

683	Fannie Mae, Pool #889117	5.00	10/1/35	745

68	Fannie Mae, Pool #CA0349	5.00	9/1/47	72

123	Fannie Mae, Pool #MA3669	5.00	5/1/49	130

52	Fannie Mae, Pool #BM3781	5.00	11/1/30	55

74	Fannie Mae, Pool #AS0575	5.00	9/1/43	80

87	Fannie Mae, Pool #MA3472	5.00	9/1/48	92

69	Fannie Mae, Pool #AS0837	5.00	10/1/43	74

72	Fannie Mae, Pool #MA3527	5.00	11/1/48	76

1	Fannie Mae, Pool #868986	5.00	5/1/21	1

126	Fannie Mae, Pool #AH5988	5.00	3/1/41	134

80	Fannie Mae, Pool #836750	5.00	10/1/35	87

36	Fannie Mae, Pool #725238	5.00	3/1/34	40

3	Fannie Mae, Pool #796663	5.00	9/1/19	3

86	Fannie Mae, Pool #CA1795	5.00	5/1/48	91

100	Fannie Mae, Pool #MA3594	5.00	2/1/49	106

24	Fannie Mae, Pool #976945	5.50	2/1/23	25

13	Fannie Mae, Pool #909662	5.50	2/1/22	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$3	Fannie Mae, Pool #AL0725	5.50	6/1/24	$3

1,041	Fannie Mae, Pool #890221	5.50	12/1/33	1,127

1	Fannie Mae, Pool #A79636	5.50	7/1/38	1

18	Fannie Mae, Pool #929451	5.50	5/1/38	19

5	Fannie Mae, Pool #A69671	5.50	12/1/37	5

631	Fannie Mae, Pool #725228	6.00	3/1/34	695

147	Fannie Mae, Pool #889984	6.50	10/1/38	161

400	Fannie Mae, 15 YR TBA	3.00	7/25/34	408

50	Fannie Mae, 15 YR TBA	3.00	8/25/33	51

675	Fannie Mae, 15 YR TBA	3.50	7/25/34	697

100	Fannie Mae, 15 YR TBA	3.50	8/25/33	103

300	Fannie Mae, 15 YR TBA	4.00	7/25/33	311

400	Fannie Mae, 30 YR TBA	3.00	8/25/49	403

950	Fannie Mae, 30 YR TBA	3.50	8/25/49	971

2,300	Fannie Mae, 30 YR TBA	3.50	7/25/48	2,351

475	Fannie Mae, 30 YR TBA	4.00	8/25/49	491

8,900	Fannie Mae, 30 YR TBA	4.00	7/25/49	9,197

100	Fannie Mae, 30 YR TBA	4.50	8/25/49	104

2,475	Fannie Mae, 30 YR TBA	4.50	7/25/49	2,587

475	Fannie Mae, 30 YR TBA	5.00	7/25/48	502

75	Fannie Mae, 30 YR TBA	5.00	8/25/49	79

85	Freddie Mac, Pool #G18634	2.00	3/1/32	85

56	Freddie Mac, Pool #G18547	2.00	3/1/30	56

124	Freddie Mac, Pool #J25777	2.00	9/1/28	124

43	Freddie Mac, Pool #J25759	2.00	8/1/28	43

303	Freddie Mac, Pool #G18680	2.50	3/1/33	305

295	Freddie Mac, Pool #J38477	2.50	2/1/33	297

174	Freddie Mac, Pool #J37902	2.50	11/1/32	176

196	Freddie Mac, Pool #G18568	2.50	9/1/30	198

40	Freddie Mac, Pool #C91904	2.50	11/1/36	40

44	Freddie Mac, Pool #Q42878	2.50	9/1/46	44

162	Freddie Mac, Pool #G18533	2.50	12/1/29	164

147	Freddie Mac, Pool #J35896	2.50	12/1/31	148

107	Freddie Mac, Pool #J35643	2.50	11/1/31	108

137	Freddie Mac, Pool #G18683	2.50	4/1/33	138

210	Freddie Mac, Pool #J26408	2.50	11/1/28	213

23	Freddie Mac, Pool #G08638	2.50	4/1/45	23

82	Freddie Mac, Pool #G18485	2.50	10/1/28	83

187	Freddie Mac, Pool #G18470	2.50	6/1/28	189

168	Freddie Mac, Pool #G18459	2.50	3/1/28	169

93	Freddie Mac, Pool #G18704	2.50	6/1/33	94

72	Freddie Mac, Pool #J25585	2.50	9/1/28	73

163	Freddie Mac, Pool #J23440	2.50	4/1/28	165

70	Freddie Mac, Pool #C09026	2.50	2/1/43	70

28	Freddie Mac, Pool #G18472	2.50	7/1/28	29

14	Freddie Mac, Pool #J30875	2.50	3/1/30	14

21	Freddie Mac, Pool #G08755	2.50	2/1/47	20

176	Freddie Mac, Pool #J18954	2.50	4/1/27	178

46	Freddie Mac, Pool #G18665	2.50	11/1/32	46

151	Freddie Mac, Pool #G18635	2.50	3/1/32	152

91	Freddie Mac, Pool #J36428	3.00	2/1/32	93

45	Freddie Mac, Pool #J38057	3.00	12/1/32	46

44	Freddie Mac, Pool #J33135	3.00	11/1/30	45

20	Freddie Mac, Pool #G30999	3.00	2/1/37	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$43	Freddie Mac, Pool #J38807	3.00	4/1/33	$44

456	Freddie Mac, Pool #G08534	3.00	6/1/43	465

251	Freddie Mac, Pool #G08525	3.00	5/1/43	256

1,290	Freddie Mac, Pool #G08537	3.00	7/1/43	1,316

293	Freddie Mac, Pool #G08855	3.00	10/1/48	295

195	Freddie Mac, Pool #G08850	3.00	9/1/48	196

59	Freddie Mac, Pool #G08540	3.00	8/1/43	60

130	Freddie Mac, Pool #G18677	3.00	2/1/33	132

83	Freddie Mac, Pool #J38675	3.00	3/1/33	84

496	Freddie Mac, Pool #Q21065	3.00	8/1/43	506

235	Freddie Mac, Pool #C04446	3.00	1/1/43	238

16	Freddie Mac, Pool #Q18882	3.00	5/1/43	16

47	Freddie Mac, Pool #Q18599	3.00	6/1/43	48

298	Freddie Mac, Pool #Q16222	3.00	3/1/43	304

284	Freddie Mac, Pool #G60187	3.00	8/1/45	288

53	Freddie Mac, Pool #G30945	3.00	9/1/36	55

13	Freddie Mac, Pool #Q13086	3.00	11/1/42	13

157	Freddie Mac, Pool #Q20067	3.00	7/1/43	161

420	Freddie Mac, Pool #G08701	3.00	4/1/46	425

301	Freddie Mac, Pool #Q43734	3.00	10/1/46	304

397	Freddie Mac, Pool #Q45735	3.00	1/1/47	400

281	Freddie Mac, Pool #J17774	3.00	1/1/27	288

13	Freddie Mac, Pool #J17111	3.00	10/1/26	13

25	Freddie Mac, Pool #J14241	3.00	1/1/26	26

262	Freddie Mac, Pool #C04619	3.00	3/1/43	265

91	Freddie Mac, Pool #G18715	3.00	11/1/33	93

102	Freddie Mac, Pool #C91707	3.00	6/1/33	105

139	Freddie Mac, Pool #C91724	3.00	9/1/33	142

73	Freddie Mac, Pool #C91798	3.00	12/1/34	74

199	Freddie Mac, Pool #C91581	3.00	11/1/32	203

30	Freddie Mac, Pool #C91826	3.00	5/1/35	31

13	Freddie Mac, Pool #C91809	3.00	2/1/35	13

98	Freddie Mac, Pool #C91819	3.00	4/1/35	100

41	Freddie Mac, Pool #C91924	3.00	4/1/37	42

109	Freddie Mac, Pool #C91927	3.00	5/1/37	111

39	Freddie Mac, Pool #C91905	3.00	11/1/36	40

20	Freddie Mac, Pool #C91939	3.00	6/1/37	20

42	Freddie Mac, Pool #C91943	3.00	7/1/37	43

21	Freddie Mac, Pool #C91949	3.00	9/1/37	21

44	Freddie Mac, Pool #C91969	3.00	1/1/38	45

56	Freddie Mac, Pool #Q19754	3.00	7/1/43	57

37	Freddie Mac, Pool #J29932	3.00	11/1/29	38

19	Freddie Mac, Pool #Q39527	3.00	3/1/46	20

91	Freddie Mac, Pool #Q41795	3.00	7/1/46	92

250	Freddie Mac, Pool #Q44452	3.00	11/1/46	252

339	Freddie Mac, Pool #G18673	3.00	1/1/33	347

178	Freddie Mac, Pool #Q44665	3.00	11/1/46	180

353	Freddie Mac, Pool #Q45094	3.00	12/1/46	357

188	Freddie Mac, Pool #Q46441	3.00	2/1/47	189

216	Freddie Mac, Pool #G08825	3.00	6/1/48	218

172	Freddie Mac, Pool #C04422	3.00	12/1/42	174

148	Freddie Mac, Pool #G18531	3.00	11/1/29	151

176	Freddie Mac, Pool #G15217	3.00	11/1/29	181

343	Freddie Mac, Pool #G08653	3.00	7/1/45	347

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$175	Freddie Mac, Pool #G15145	3.00	7/1/29	$180

213	Freddie Mac, Pool #G18514	3.00	6/1/29	217

317	Freddie Mac, Pool #G60989	3.00	12/1/46	320

174	Freddie Mac, Pool #G18518	3.00	7/1/29	178

42	Freddie Mac, Pool #G18534	3.00	12/1/29	43

140	Freddie Mac, Pool #G18569	3.00	9/1/30	143

53	Freddie Mac, Pool #G18575	3.00	11/1/30	54

132	Freddie Mac, Pool #G08640	3.00	5/1/45	134

192	Freddie Mac, Pool #G08783	3.00	10/1/47	194

458	Freddie Mac, Pool #G08741	3.00	1/1/47	461

109	Freddie Mac, Pool #G08648	3.00	6/1/45	110

81	Freddie Mac, Pool #G18582	3.00	1/1/31	82

121	Freddie Mac, Pool #G08680	3.00	12/1/45	123

244	Freddie Mac, Pool #G08737	3.00	12/1/46	246

313	Freddie Mac, Pool #G08635	3.00	4/1/45	317

170	Freddie Mac, Pool #G08750	3.00	3/1/47	171

85	Freddie Mac, Pool #G08747	3.00	2/1/47	86

160	Freddie Mac, Pool #G08732	3.00	11/1/46	162

280	Freddie Mac, Pool #G08641	3.50	5/1/45	289

190	Freddie Mac, Pool #V83655	3.50	12/1/47	195

310	Freddie Mac, Pool #G08761	3.50	5/1/47	320

243	Freddie Mac, Pool #Q20860	3.50	8/1/43	251

119	Freddie Mac, Pool #Q58422	3.50	9/1/48	123

145	Freddie Mac, Pool #C91403	3.50	3/1/32	151

364	Freddie Mac, Pool #G08650	3.50	6/1/45	376

280	Freddie Mac, Pool #G08816	3.50	6/1/48	287

177	Freddie Mac, Pool #Q08903	3.50	6/1/42	183

259	Freddie Mac, Pool #G08667	3.50	9/1/45	267

20	Freddie Mac, Pool #C91925	3.50	4/1/37	20

23	Freddie Mac, Pool #Q55002	3.50	3/1/48	24

258	Freddie Mac, Pool #G08654	3.50	7/1/45	266

76	Freddie Mac, Pool #J26144	3.50	10/1/23	78

55	Freddie Mac, Pool #J27494	3.50	2/1/29	57

40	Freddie Mac, Pool #C91940	3.50	6/1/37	41

62	Freddie Mac, Pool #Q31134	3.50	2/1/45	65

32	Freddie Mac, Pool #G08620	3.50	12/1/44	33

115	Freddie Mac, Pool #Q36040	3.50	9/1/45	119

158	Freddie Mac, Pool #Q37449	3.50	11/1/45	163

426	Freddie Mac, Pool #G08623	3.50	1/1/45	439

328	Freddie Mac, Pool #G08757	3.50	4/1/47	338

382	Freddie Mac, Pool #G08627	3.50	2/1/45	394

347	Freddie Mac, Pool #G61148	3.50	9/1/47	358

374	Freddie Mac, Pool #Q49490	3.50	7/1/47	386

141	Freddie Mac, Pool #G08813	3.50	5/1/48	145

226	Freddie Mac, Pool #Q51461	3.50	10/1/47	233

639	Freddie Mac, Pool #Q52319	3.50	11/1/47	659

198	Freddie Mac, Pool #Q53176	3.50	12/1/47	204

271	Freddie Mac, Pool #Q57871	3.50	8/1/48	277

455	Freddie Mac, Pool #G08804	3.50	3/1/48	466

114	Freddie Mac, Pool #Q04087	3.50	10/1/41	118

140	Freddie Mac, Pool #G08706	3.50	5/1/46	144

192	Freddie Mac, Pool #G08846	3.50	11/1/48	196

46	Freddie Mac, Pool #G08792	3.50	12/1/47	48

135	Freddie Mac, Pool #G08733	3.50	11/1/46	139

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$13	Freddie Mac, Pool #E02735	3.50	10/1/25	$13

860	Freddie Mac, Pool #G08495	3.50	6/1/42	891

322	Freddie Mac, Pool #G08693	3.50	3/1/46	331

435	Freddie Mac, Pool #G08636	3.50	4/1/45	449

13	Freddie Mac, Pool #J14232	3.50	1/1/21	14

141	Freddie Mac, Pool #G08841	3.50	9/1/48	144

395	Freddie Mac, Pool #G08554	3.50	10/1/43	407

80	Freddie Mac, Pool #J13582	3.50	11/1/25	82

86	Freddie Mac, Pool #G08605	3.50	9/1/44	89

61	Freddie Mac, Pool #C03920	3.50	5/1/42	63

309	Freddie Mac, Pool #G08681	3.50	12/1/45	318

203	Freddie Mac, Pool #J15105	3.50	4/1/26	209

88	Freddie Mac, Pool #G08599	3.50	8/1/44	91

260	Freddie Mac, Pool #G08632	3.50	3/1/45	268

123	Freddie Mac, Pool #G08702	3.50	4/1/46	126

357	Freddie Mac, Pool #G08562	3.50	1/1/44	368

134	Freddie Mac, Pool #G08698	3.50	3/1/46	138

62	Freddie Mac, Pool #C91950	3.50	9/1/37	64

158	Freddie Mac, Pool #C91456	3.50	6/1/32	164

62	Freddie Mac, Pool #C92003	3.50	7/1/38	64

483	Freddie Mac, Pool #G08766	3.50	6/1/47	498

126	Freddie Mac, Pool #Q06749	3.50	3/1/42	130

161	Freddie Mac, Pool #Q08998	3.50	6/1/42	167

149	Freddie Mac, Pool #G08687	3.50	1/1/46	153

201	Freddie Mac, Pool #G18707	3.50	9/1/33	208

15	Freddie Mac, Pool #C91760	3.50	5/1/34	15

29	Freddie Mac, Pool #G14216	3.50	7/1/21	30

211	Freddie Mac, Pool #Q09896	3.50	8/1/42	218

111	Freddie Mac, Pool #Q12052	3.50	10/1/42	114

65	Freddie Mac, Pool #G30776	3.50	7/1/35	67

40	Freddie Mac, Pool #C91742	3.50	1/1/34	41

15	Freddie Mac, Pool #J12238	4.00	5/1/20	15

53	Freddie Mac, Pool #G08672	4.00	10/1/45	55

172	Freddie Mac, Pool #G08618	4.00	12/1/44	180

19	Freddie Mac, Pool #J12435	4.00	6/1/25	19

78	Freddie Mac, Pool #C91738	4.00	11/1/33	82

13	Freddie Mac, Pool #G08642	4.00	5/1/45	13

305	Freddie Mac, Pool #G08660	4.00	8/1/45	319

146	Freddie Mac, Pool #C09070	4.00	12/1/44	152

842	Freddie Mac, Pool #A96286	4.00	1/1/41	879

263	Freddie Mac, Pool #G08669	4.00	9/1/45	275

17	Freddie Mac, Pool #C91923	4.00	3/1/37	18

44	Freddie Mac, Pool #C91994	4.00	5/1/38	46

7	Freddie Mac, Pool #J11263	4.00	11/1/19	7

72	Freddie Mac, Pool #C91765	4.00	6/1/34	76

389	Freddie Mac, Pool #G08752	4.00	3/1/47	405

45	Freddie Mac, Pool #C92019	4.00	10/1/38	48

181	Freddie Mac, Pool #G08831	4.00	8/1/48	188

22	Freddie Mac, Pool #G08633	4.00	3/1/45	23

194	Freddie Mac, Pool #G08588	4.00	5/1/44	202

90	Freddie Mac, Pool #G08601	4.00	8/1/44	93

155	Freddie Mac, Pool #G08567	4.00	1/1/44	161

65	Freddie Mac, Pool #G08483	4.00	3/1/42	68

147	Freddie Mac, Pool #G08459	4.00	9/1/41	154

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$182	Freddie Mac, Pool #G08847	4.00	11/1/48	$189

238	Freddie Mac, Pool #G06506	4.00	12/1/40	249

77	Freddie Mac, Pool #G14453	4.00	6/1/26	80

323	Freddie Mac, Pool #G08775	4.00	8/1/47	335

258	Freddie Mac, Pool #G08785	4.00	10/1/47	268

320	Freddie Mac, Pool #V83344	4.00	8/1/47	331

185	Freddie Mac, Pool #G08595	4.00	7/1/44	193

190	Freddie Mac, Pool #G08836	4.00	9/1/48	196

188	Freddie Mac, Pool #G08767	4.00	6/1/47	196

207	Freddie Mac, Pool #Q24955	4.00	2/1/44	217

117	Freddie Mac, Pool #Q58680	4.00	9/1/48	121

11	Freddie Mac, Pool #Q27456	4.00	7/1/44	11

138	Freddie Mac, Pool #Q27594	4.00	8/1/44	144

90	Freddie Mac, Pool #Q34081	4.00	6/1/45	94

114	Freddie Mac, Pool #G08637	4.00	4/1/45	118

192	Freddie Mac, Pool #G08616	4.00	11/1/44	199

1,518	Freddie Mac, Pool #A97692	4.50	3/1/41	1,624

143	Freddie Mac, Pool #A97495	4.50	3/1/41	153

178	Freddie Mac, Pool #Q57957	4.50	8/1/48	186

33	Freddie Mac, Pool #Q49599	4.50	7/1/47	35

203	Freddie Mac, Pool #G08759	4.50	4/1/47	213

28	Freddie Mac, Pool #A90437	4.50	1/1/40	30

45	Freddie Mac, Pool #G08596	4.50	7/1/44	48

170	Freddie Mac, Pool #G08827	4.50	7/1/48	178

22	Freddie Mac, Pool #C09059	4.50	3/1/44	23

11	Freddie Mac, Pool #E02862	4.50	3/1/26	12

178	Freddie Mac, Pool #G08820	4.50	5/1/48	186

183	Freddie Mac, Pool #Q59805	4.50	11/1/48	191

180	Freddie Mac, Pool #G08848	4.50	11/1/48	188

19	Freddie Mac, Pool #J07849	4.50	5/1/23	20

114	Freddie Mac, Pool #G08754	4.50	3/1/47	119

54	Freddie Mac, Pool #G08781	4.50	9/1/47	57

19	Freddie Mac, Pool #Q25432	4.50	3/1/44	20

55	Freddie Mac, Pool #G60512	4.50	12/1/45	58

42	Freddie Mac, Pool #Q22671	4.50	11/1/43	44

505	Freddie Mac, Pool #C01598	5.00	8/1/33	543

33	Freddie Mac, Pool #G13255	5.00	7/1/23	35

15	Freddie Mac, Pool #G07068	5.00	7/1/41	16

34	Freddie Mac, Pool #G05205	5.00	1/1/39	36

225	Freddie Mac, Pool #G04913	5.00	3/1/38	244

42	Freddie Mac, Pool #G08838	5.00	9/1/48	45

208	Freddie Mac, Pool #Q00763	5.00	5/1/41	226

3	Freddie Mac, Pool #G06091	5.50	5/1/40	3

71	Freddie Mac, Pool #G06031	5.50	3/1/40	77

468	Freddie Mac, Pool #G01665	5.50	3/1/34	518

265	Freddie Mac, Pool #G02794	6.00	5/1/37	294

13	Freddie Mac, Pool #A62706	6.00	6/1/37	14

55	Freddie Mac, Pool #G03551	6.00	11/1/37	61

33	Freddie Mac, Pool #G05709	6.00	6/1/38	36

43	Government National Mortgage Association, Pool #MA4717	2.50	9/20/47	44

67	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	68

136	Government National Mortgage Association, Pool #MA4125	2.50	12/20/46	137

40	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	40

38	Government National Mortgage Association, Pool #MA4424	2.50	5/20/32	38

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$37	Government National Mortgage Association, Pool #MA0908	2.50	4/20/28	$38

36	Government National Mortgage Association, Pool #MA1133	2.50	7/20/28	37

75	Government National Mortgage Association, Pool #MA1283	2.50	9/20/43	75

16	Government National Mortgage Association, Pool #MA2890	2.50	6/20/45	16

18	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	19

15	Government National Mortgage Association, Pool #711729	2.50	3/15/43	15

61	Government National Mortgage Association, Pool #MA4067	2.50	11/20/46	61

66	Government National Mortgage Association, Pool #MA0601	2.50	12/20/27	67

27	Government National Mortgage Association, Pool #776954	2.50	11/15/42	27

349	Government National Mortgage Association, Pool #MA0391	3.00	9/20/42	359

195	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	200

228	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	233

18	Government National Mortgage Association, Pool #AL5058	3.00	3/15/45	19

189	Government National Mortgage Association, Pool #MA3104	3.00	9/20/45	194

231	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	236

170	Government National Mortgage Association, Pool #MA3172	3.00	10/20/45	174

676	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	691

73	Government National Mortgage Association, Pool #MA2600	3.00	2/20/45	75

191	Government National Mortgage Association, Pool #MA2825	3.00	5/20/45	195

217	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	224

218	Government National Mortgage Association, Pool #MA0153	3.00	6/20/42	225

83	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	85

26	Government National Mortgage Association, Pool #AA2934	3.00	7/15/42	26

115	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	117

116	Government National Mortgage Association, Pool #779084	3.00	4/15/42	119

262	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	268

203	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	208

14	Government National Mortgage Association, Pool #5276	3.00	1/20/27	15

220	Government National Mortgage Association, Pool #MA1374	3.00	10/20/43	226

67	Government National Mortgage Association, Pool #MA1265	3.00	9/20/28	69

1,229	Government National Mortgage Association, Pool #MA0624	3.00	12/20/42	1,260

31	Government National Mortgage Association, Pool #AN5756	3.00	7/15/45	32

260	Government National Mortgage Association, Pool #AD8433	3.00	7/15/43	266

49	Government National Mortgage Association, Pool #AG0440	3.00	8/15/43	50

76	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	78

215	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	220

23	Government National Mortgage Association, Pool #MA1890	3.00	5/20/29	23

36	Government National Mortgage Association, Pool #AK7285	3.00	3/15/45	37

446	Government National Mortgage Association, Pool #MA4651	3.00	8/20/47	456

347	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	355

314	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	323

347	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	355

85	Government National Mortgage Association, Pool #MA3520	3.00	3/20/46	87

291	Government National Mortgage Association, Pool #MA2147	3.00	8/20/44	299

89	Government National Mortgage Association, Pool #MA4836	3.00	11/20/47	91

38	Government National Mortgage Association, Pool #MA2797	3.00	5/20/30	38

224	Government National Mortgage Association, Pool #MA4509	3.00	6/20/47	229

687	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	702

249	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	256

243	Government National Mortgage Association, Pool #MA3033	3.00	8/20/45	249

203	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	208

738	Government National Mortgage Association, Pool #MA5076	3.00	3/20/48	753

120	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	123

20	Government National Mortgage Association, Pool #MA4935	3.00	1/20/33	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$74	Government National Mortgage Association, Pool #MA4559	3.00	7/20/32	$76

184	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	189

296	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	302

196	Government National Mortgage Association, Pool # MA4003	3.00	10/20/46	200

153	Government National Mortgage Association, Pool #MA2753	3.00	4/20/45	157

231	Government National Mortgage Association, Pool #MA4381	3.00	4/20/47	236

307	Government National Mortgage Association, Pool #MA4450	3.00	5/20/47	314

214	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	219

311	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	318

27	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	28

185	Government National Mortgage Association, Pool #MA2754	3.50	4/20/45	192

16	Government National Mortgage Association, Pool #MA1266	3.50	9/20/28	16

19	Government National Mortgage Association, Pool #AL8566	3.50	3/15/45	20

344	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	356

238	Government National Mortgage Association, Pool #MA3663	3.50	5/20/46	247

277	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	288

334	Government National Mortgage Association, Pool #MA1090	3.50	6/20/43	347

302	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	314

165	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	171

175	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	182

288	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	297

396	Government National Mortgage Association, Pool #MA3521	3.50	3/20/46	409

80	Government National Mortgage Association, Pool #AD2954	3.50	7/15/44	83

33	Government National Mortgage Association, Pool #796271	3.50	7/15/42	34

264	Government National Mortgage Association, Pool #MA2678	3.50	3/20/45	273

160	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	165

314	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	325

362	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	374

411	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	426

352	Government National Mortgage Association, Pool #MA3034	3.50	8/20/45	364

156	Government National Mortgage Association, Pool #MA4451	3.50	5/20/47	160

210	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	217

122	Government National Mortgage Association, Pool #MA1919	3.50	5/20/44	127

133	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	137

283	Government National Mortgage Association, Pool #MA2892	3.50	6/20/45	294

648	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	675

254	Government National Mortgage Association, Pool #MA0088	3.50	5/20/42	264

202	Government National Mortgage Association, Pool #MA0022	3.50	4/20/42	210

297	Government National Mortgage Association, Pool #MA0852	3.50	3/20/43	309

144	Government National Mortgage Association, Pool #MA1838	3.50	4/20/44	150

459	Government National Mortgage Association, Pool #MA2073	3.50	7/20/44	476

641	Government National Mortgage Association, Pool #MA2148	3.50	8/20/44	666

283	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	293

124	Government National Mortgage Association, Pool #778157	3.50	3/15/42	128

355	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	369

282	Government National Mortgage Association, Pool #MA2303	3.50	10/20/44	292

141	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	146

211	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	218

250	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	258

227	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	235

68	Government National Mortgage Association, Pool #740798	3.50	1/15/42	71

174	Government National Mortgage Association, Pool #783976	3.50	4/20/43	182

249	Government National Mortgage Association, Pool #MA5263	3.50	6/20/48	257

294	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	304

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$438	Government National Mortgage Association, Pool #MA4196	3.50	1/20/47	$453

335	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	347

274	Government National Mortgage Association, Pool #MA4069	3.50	11/20/46	283

300	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	310

218	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	226

265	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	274

254	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	263

335	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	346

352	Government National Mortgage Association, Pool #MA4900	3.50	12/20/47	365

350	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	361

181	Government National Mortgage Association, Pool #MA4962	3.50	1/20/48	187

70	Government National Mortgage Association, Pool #738602	3.50	8/15/26	72

241	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	249

54	Government National Mortgage Association, Pool #AD2416	3.50	5/15/43	56

463	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	478

339	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	350

246	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	254

628	Government National Mortgage Association, Pool #MA5136	3.50	4/20/48	650

120	Government National Mortgage Association, Pool #BD5909	3.50	10/15/47	124

31	Government National Mortgage Association, Pool #MA3174	4.00	10/20/45	33

180	Government National Mortgage Association, Pool #MA3598	4.00	4/20/46	188

52	Government National Mortgage Association, Pool #MA3106	4.00	9/20/45	55

192	Government National Mortgage Association, Pool #MA4197	4.00	1/20/47	201

246	Government National Mortgage Association, Pool #MA1839	4.00	4/20/44	260

34	Government National Mortgage Association, Pool #4922	4.00	1/20/41	36

280	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	291

467	Government National Mortgage Association, Pool #5139	4.00	8/20/41	493

8	Government National Mortgage Association, Pool #AJ2722	4.00	8/15/44	9

178	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	185

79	Government National Mortgage Association, Pool #MA2149	4.00	8/20/44	83

521	Government National Mortgage Association, Pool #MA4587	4.00	7/20/47	543

80	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	84

162	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	171

303	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	316

57	Government National Mortgage Association, Pool #MA3455	4.00	2/20/46	60

141	Government National Mortgage Association, Pool #MA2522	4.00	1/20/45	147

204	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	212

267	Government National Mortgage Association, Pool #MA4383	4.00	4/20/47	279

57	Government National Mortgage Association, Pool #MA0155	4.00	6/20/42	60

106	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	109

177	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	184

92	Government National Mortgage Association, Pool #MA5330	4.00	7/20/48	95

90	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	95

240	Government National Mortgage Association, Pool #MA2074	4.00	7/20/44	254

86	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	91

82	Government National Mortgage Association, Pool #AD5627	4.00	4/15/43	86

127	Government National Mortgage Association, Pool #MA0319	4.00	8/20/42	134

49	Government National Mortgage Association, Pool #AV6086	4.00	7/15/47	51

164	Government National Mortgage Association, Pool #MA1376	4.00	10/20/43	174

165	Government National Mortgage Association, Pool #MA1449	4.00	11/20/43	175

233	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	241

93	Government National Mortgage Association, Pool #MA2602	4.00	2/20/45	97

441	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	458

207	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	219

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$31	Government National Mortgage Association, Pool #766495	4.00	10/15/41	$32

60	Government National Mortgage Association, Pool #738710	4.00	9/15/41	62

393	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	408

32	Government National Mortgage Association, Pool #779401	4.00	6/15/42	34

125	Government National Mortgage Association, Pool #MA1678	4.00	2/20/44	132

86	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	91

150	Government National Mortgage Association, Pool #713876	4.00	8/15/39	158

60	Government National Mortgage Association, Pool #753254	4.00	9/15/43	63

84	Government National Mortgage Association, Pool #AB1483	4.00	8/15/42	87

52	Government National Mortgage Association, Pool #740068	4.00	9/15/40	55

92	Government National Mortgage Association, Pool #AM8203	4.00	5/15/45	96

446	Government National Mortgage Association, Pool #MA4452	4.00	5/20/47	465

63	Government National Mortgage Association, Pool #MA3805	4.50	7/20/46	66

158	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	166

152	Government National Mortgage Association, Pool #MA4512	4.50	6/20/47	161

199	Government National Mortgage Association, Pool #MA5467	4.50	9/20/48	207

373	Government National Mortgage Association, Pool #MA5529	4.50	10/20/48	388

25	Government National Mortgage Association, Pool #BC0597	4.50	8/15/47	27

83	Government National Mortgage Association, Pool #MA4780	4.50	10/20/47	87

388	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	405

164	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	172

67	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	70

41	Government National Mortgage Association, Pool #BB7097	4.50	8/15/47	44

108	Government National Mortgage Association, Pool #MA0701	4.50	1/20/43	115

316	Government National Mortgage Association, Pool #MA5652	4.50	12/20/48	330

49	Government National Mortgage Association, Pool #MA1092	4.50	6/20/43	52

347	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	362

204	Government National Mortgage Association, Pool #MA4384	4.50	4/20/47	217

36	Government National Mortgage Association, Pool #738793	4.50	9/15/41	38

154	Government National Mortgage Association, Pool #5260	4.50	12/20/41	164

29	Government National Mortgage Association, Pool #MA4129	4.50	12/20/46	31

212	Government National Mortgage Association, Pool #717148	4.50	5/15/39	224

472	Government National Mortgage Association, Pool #721760	4.50	8/15/40	502

648	Government National Mortgage Association, Pool #4801	4.50	9/20/40	690

38	Government National Mortgage Association, Pool #729511	4.50	4/15/40	40

92	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	96

101	Government National Mortgage Association, Pool #694531	5.00	11/15/38	109

96	Government National Mortgage Association, Pool #MA2076	5.00	7/20/44	102

16	Government National Mortgage Association, Pool #MA0465	5.00	10/20/42	18

86	Government National Mortgage Association, Pool #MA5400	5.00	8/20/48	90

29	Government National Mortgage Association, Pool #675179	5.00	3/15/38	31

66	Government National Mortgage Association, Pool #712690	5.00	4/15/39	70

100	Government National Mortgage Association, Pool #604285	5.00	5/15/33	106

458	Government National Mortgage Association, Pool #4559	5.00	10/20/39	492

27	Government National Mortgage Association, Pool #782468	5.00	11/15/38	28

175	Government National Mortgage Association, Pool #MA5080	5.00	3/20/48	183

188	Government National Mortgage Association, Pool #782523	5.00	11/15/35	201

72	Government National Mortgage Association, Pool #MA4007	5.00	10/20/46	79

199	Government National Mortgage Association, Pool #MA5597	5.00	11/20/48	208

99	Government National Mortgage Association, Pool #510835	5.50	2/15/35	106

33	Government National Mortgage Association, Pool #658181	5.50	11/15/36	35

150	Government National Mortgage Association, Pool #783284	5.50	6/20/40	158

17	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	18

74	Government National Mortgage Association, Pool #4245	6.00	9/20/38	84

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	U.S. Government Agency Mortgages (continued)

$60	Government National Mortgage Association, Pool #781959	6.00		7/15/35	$66

65	Government National Mortgage Association, Pool #4222	6.00		8/20/38	74

2	Government National Mortgage Association, Pool #690789	6.50		5/15/38	2

32	Government National Mortgage Association, Pool #699237	6.50		9/15/38	33

200	Government National Mortgage Association, 30 YR TBA	3.00		7/20/49	204

350	Government National Mortgage Association, 30 YR TBA	3.50		8/20/49	361

2,700	Government National Mortgage Association, 30 YR TBA	3.50		7/20/48	2,787

4,550	Government National Mortgage Association, 30 YR TBA	4.00		7/20/48	4,717

300	Government National Mortgage Association, 30 YR TBA	4.00		8/20/49	311

75	Government National Mortgage Association, 30 YR TBA	4.50		8/20/49	78

2,075	Government National Mortgage Association, 30 YR TBA	4.50		7/20/48	2,161

25	Government National Mortgage Association, 30 YR TBA	5.00		8/20/49	26

625	Government National Mortgage Association, 30 YR TBA	5.00		7/20/49	653

	Total U.S. Government Agency Mortgages				191,520

	Yankee Dollar — 0.04%

91	Bank of Nova Scotia (Banks)	2.13		9/11/19	91

	Total Yankee Dollar				91

Shares

	Investment Company — 17.11%

37,026,589	State Street Institutional Treasury Plus Money Market Fund, Trust Class	2.18	(b)		37,027

	Total Investment Company				37,027

	Total Investments Before TBA Sale Commitments (cost $243,671) — 113.45%				245,503

Principal Amount (000)

	TBA Sale Commitments (c) — (0.05)%

$(100)	Fannie Mae, 30 YR TBA	5.50		7/25/48	(107)

	Total TBA Sale Commitments				(107)

	Liabilities in excess of other assets — (13.40)%				(28,993)

	Net Assets — 100.00%				$216,403

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2019.

(b)	The rate disclosed is the rate in effect on June 30, 2019.
(c)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

TBA — To Be Announced purchase or sale commitment. Security is subject to delayed delivery

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2019

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon Investments Corporation*	HC Capital Solutions	Total
Asset Backed Securities	1.47%	—	1.47%
Collateralized Mortgage Obligations	6.33%	—	6.33%
U.S. Government Agency Mortgages	88.50%	—	88.50%
Yankee Dollar	0.04%	—	0.04%
Investment Company	13.63%	3.48%	17.11%
TBA Sale Commitments	-0.05%	—	-0.05%
Other Assets (Liabilities)	-13.17%	-0.23%	-13.40%

Total Net Assets	96.75%	3.25%	100.00%

*	Formerly BNY Mellon Asset Management North America Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds — 98.91%

	Alabama — 3.41%

$445	Alabama Public School & College Authority Revenue, Series C	5.00	9/1/19	$447

2,025	County of Baldwin Alabama, GO, Callable 11/1/24 @ 100.00	5.00	5/1/25	2,383

710	University of Alabama Revenue, Series A, Callable 7/1/22 @ 100.00	5.00	7/1/23	786

				3,616

	Alaska — 1.41%

1,385	Municipality of Anchorage Alaska, GO, Series B	5.00	9/1/21	1,494

	Arizona — 3.96%

1,350	Maricopa County Unified School District No. 41 Gilbert, GO, Series C	5.00	7/1/25	1,620

1,590	Maricopa County Unified School District No. 48 Scottsdale, GO, Series 48-B, Callable 7/1/21 @ 100.00	4.25	7/1/25	1,681

805	County of Pima Arizona Sewer System Revenue	5.00	7/1/23	918

				4,219

	Arkansas — 2.45%

2,295	Rogers School District No. 30, GO, Callable 8/1/24 @ 100.00 (State Aid Withholding)	4.00	2/1/26	2,589

	Connecticut — 1.23%

1,200	State of Connecticut, GO, Series A	5.00	4/15/22	1,311

	District of Columbia — 2.21%

2,000	District of Columbia, GO, Series D	5.00	6/1/24	2,347

	Florida — 13.18%

1,245	School District of Broward County Florida Revenue, Series A	5.00	7/1/20	1,290

1,400	State of Florida Lottery Revenue, Series A	5.00	7/1/20	1,451

1,110	State of Florida, GO, Series D	5.00	6/1/20	1,147

1,645	State of Florida Department of Management Services Refunding Certificates of Participation, Series A	5.00	11/1/23	1,888

400	State of Florida Department of Environmental Protection Preservation Revenue, Series A	5.00	7/1/20	415

950	State of Florida Department of Education Revenue, Series A	5.00	7/1/22	1,053

1,950	State of Florida Turnpike Enterprise Revenue, Series B	5.00	7/1/21	2,093

425	JEA Florida Electric System Revenue, Series D	5.00	10/1/22	469

800	JEA Florida Water & Sewer System Revenue, Series A	5.00	10/1/20	837

1,000	County of Miami-Dade Florida, GO	5.00	7/1/21	1,073

2,105	Tohopekaliga Water Authority Utility System Revenue, Series A (Pre-Refunded/Escrowed to Maturity)	5.25	10/1/36	2,287

				14,003

	Georgia — 4.30%

2,000	Bulloch County Board of Education, GO (State Aid Withholding)	5.00	5/1/21	2,133

2,375	State of Georgia, GO, Series D	5.00	2/1/20	2,427

				4,560

	Hawaii — 0.43%

425	State of Hawaii, GO, Series EO	5.00	8/1/21	457

	Illinois — 0.86%

425	McHenry County Illinois Conservation District, GO	5.00	2/1/20	434

475	Northbrook Illinois, GO, Series A	5.00	12/1/19	482

				916

	Iowa — 3.32%

1,155	City of Ankeny, GO, Series A	5.00	6/1/21	1,235

1,440	Ankeny Community School District, GO	5.00	6/1/23	1,637

550	Linn-Mar Community School District, GO, Callable 5/1/26 @ 100.00	5.00	5/1/27	664

				3,536

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds (continued)

	Kentucky — 0.75%

$685	University of Kentucky, GO, Series A, Callable 4/1/24 @ 100.00 (State Intercept)	5.00	4/1/25	$800

	Maine — 1.37%

1,340	Maine Municipal Bond Bank Revenue, Series B	5.00	11/1/21	1,453

	Maryland — 1.46%

450	Maryland State, GO, Series A	5.00	3/1/20	461

1,000	University System of Maryland, GO, Series A	5.00	4/1/22	1,099

				1,560

	Michigan — 1.48%

1,040	State of Michigan Trunk Line Revenue	5.00	11/15/19	1,054

500	Oakland University Michigan Revenue	5.00	3/1/21	530

				1,584

	Minnesota — 0.50%

525	Minnesota Higher Education Facilities Authority Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	10/1/21	530

	Missouri — 1.07%

1,125	University of Missouri Revenue, Series A	5.00	11/1/19	1,139

	Nebraska — 1.09%

1,140	Nebraska State Public Power District Revenue, Series A	4.00	1/1/20	1,156

	Nevada — 2.02%

1,765	County of Clark Department of Aviation Revenue, Series A	5.00	7/1/21	1,891

250	Clark County, Nevada Highway Revenue	5.00	7/1/20	259

				2,150

	New Jersey — 2.34%

375	Middlesex County Improvement Authority Revenue (CNTY-GTD)	3.00	9/1/20	382

130	South Brunswick Township New Jersey, GO	4.00	9/1/20	134

1,945	County of Union New Jersey, GO, Series A&B	3.00	3/1/20	1,966

				2,482

	New Mexico — 2.47%

2,100	County of Bernalillo New Mexico, GO	5.00	8/15/20	2,182

450	State of New Mexico Severance Tax Permanent Fund Revenue, Series A	5.00	7/1/19	450

				2,632

	New York — 7.54%

2,190	Metropolitan Transportation Authority Revenue, Series A	4.00	2/3/20	2,221

1,990	New York City Fiscal 2019, GO, Series A	5.00	8/1/20	2,069

385	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00	11/1/21	418

900	New York City Transitional Finance Authority Future Tax Secured Revenue, Series C1	5.00	5/1/21	961

250	New York City Municipal Water Finance Authority Water & Sewer System Revenue, Callable 12/15/21 @ 100.00	5.00	6/15/23	273

405	New York State Dormitory Authority Revenue, Series A	5.00	2/15/24	473

1,400	New York State Dormitory Authority, Revenue, Series B	5.00	2/15/23	1,588

				8,003

	North Carolina — 1.85%

375	State of North Carolina Revenue	5.00	3/1/23	425

1,470	North Carolina State University at Raleigh Revenue	5.00	10/1/20	1,537

				1,962

	Ohio — 2.98%

1,020	Allen County Ohio Hospital (Pre-Refunded/Escrowed to Maturity)	5.25	9/1/27	1,066

1,930	Cleveland Department of Public Utilities Division of Water Revenue, Series D	5.00	1/1/22	2,102

				3,168

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds (continued)

	Oklahoma — 1.11%

$1,145	Grand River Dam Authority, Revenue, Series A	5.00	6/1/20	$1,183

	Oregon — 0.59%

590	Multnomah County School District No. 1 Portland, GO, Series B (SCH BD GTY)	5.00	6/15/21	632

	Pennsylvania — 0.52%

525	Philadelphia Pennsylvania Authority For Industrial Development Temple University Revenue, Series 2016	5.00	4/1/21	557

	South Carolina — 1.69%

1,635	Aiken County Consolidated School District South Carolina, GO, Series B (SCSDE)	5.00	4/1/22	1,796

	South Dakota — 0.39%

395	City of Sioux Falls South Dakota Sales Tax Revenue, Series A	5.00	11/15/20	415

	Tennessee — 0.35%

350	City of Clarksville Tennessee Water Sewer & Gas Revenue	5.00	2/1/21	370

	Texas — 15.28%

1,255	City of Arlington Texas, GO, Series A	5.00	8/15/22	1,396

1,015	Conroe Independent School District, GO (PSF-GTD)	5.00	2/15/25	1,209

685	Cypress-Fairbanks Independent School District, GO, Series C (PSF-GTD)	5.00	2/15/22	750

660	Dallas Area Rapid Transit Revenue, Series A	5.00	12/1/24	784

450	Goose Creek Texas Consolidated Independent School District, GO, Callable 2/15/21 @ 100.00 (PSF-GTD)	5.00	2/15/22	476

2,250	City of Grand Prairie Texas, GO	5.00	2/15/22	2,463

2,225	City of Grapevine Texas, GO	4.00	2/15/20	2,258

430	Harris County Toll Road Authority Revenue, Series B	5.00	8/15/22	478

690	Katy Independent School District, GO, Series B (PSF-GTD)	5.00	2/15/22	755

625	North East Independent School District Texas, GO (PSF-GTD)	5.00	8/1/22	694

1,875	North Texas Municipal Water District Water System Revenue	5.25	9/1/19	1,887

1,150	Round Rock Independent School District, GO (PSF-GTD)	5.00	8/1/25	1,386

950	State of Texas, GO, Series C	1.78	10/1/20	948

705	County of Travis Texas, GO	5.00	3/1/21	748

				16,232

	Virginia — 1.31%

360	Virginia Commonwealth Transportation Board Revenue, Series A	5.00	3/15/20	369

1,020	Virginia Housing Development Authority Revenue, Series A, Callable 9/1/19 @ 100.00	2.05	3/1/22	1,021

				1,390

	Washington — 7.74%

1,050	Public Utility District No. 1 of Benton County Revenue	5.00	11/1/19	1,063

1,085	King County Washington School District No. 405, GO, Series B (SCH BD GTY)	5.00	12/1/24	1,289

1,300	King County School District No. 411 Issaquah, GO (SCH BD GTY)	4.00	12/1/20	1,348

215	King County Washington Sewer Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	1/1/22	223

135	King County Washington Sewer Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	1/1/22	140

1,735	City of Seattle Washington Municipal Light & Power Revenue, Series A	5.00	1/1/24	2,012

500	Tacoma Washington Electric System Revenue, Series A	4.00	1/1/20	506

820	State of Washington Revenue, Series F	5.00	9/1/22	914

365	State of Washington Revenue, Series A	5.00	7/1/20	377

365	Washington State, GO, Series A	5.00	8/1/19	366

				8,238

	Wisconsin — 6.25%

1,125	City of Janesville Wisconsin, GO	3.00	2/1/20	1,135

380	City of Milwaukee Wisconsin, GO, Series N4&B5	5.00	4/1/23	429

1,000	Stevens Point Area Public School District Wisconsin, GO	5.00	4/1/24	1,164

525	Wisconsin Energy Power Supply Revenue, Series A	5.00	7/1/22	581

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio
Portfolio of Investments (concluded) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	Wisconsin (continued)

$1,630	Wauwatosa School District, GO, Series A	4.00		3/1/21	$1,700

880	State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Revenue, Series 1	4.00		6/1/21	925

665	Wisconsin Health & Educational Facilities Authority Revenue	5.00		11/15/20	698

					6,632

	Total Municipal Bonds				105,112

Shares

	Investment Company — 3.92%

4,171,373	State Street Institutional Treasury Plus Money Market Fund, Trust Class	2.18	(a)		4,171

	Total Investment Company				4,171

	Total Investments (cost $107,989) — 102.83%				109,283
	Liabilities in excess of other assets — (2.83)%				(3,009)

	Net Assets — 100.00%				$106,274

(a)	The rate disclosed is the rate in effect on June 30, 2019.

CNTY-GTD — County Guarantee

GO — General Obligation

PSF-GTD — Public School Fund Guaranteed

SCH BD GTY — School Board Guaranty

SCSDE — Insured by South Carolina School Discount Enhancement

As of June 30, 2019, 100% of the Portfolio’s net assets were managed by Breckinridge Capital Advisors, Inc.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds — 88.66%

	Alabama — 0.69%

$1,400	Birmingham Alabama Water Works Board Water Revenue, Series B	5.00		1/1/24	$1,612

1,000	Jefferson County Alabama Revenue	5.00		9/15/22	1,107

					2,719

	Alaska — 0.59%

2,265	Alaska Industrial Development & Export Authority Revenue, Revolving Fund, Series A, Callable 4/1/20 @ 100.00 (GO of Authority)	5.25		4/1/22	2,332

	Arizona — 0.61%

1,000	Maricopa County High School District No. 210-Phoenix, GO	5.00		7/1/25	1,200

1,000	Salt Verde Arizona Financial Corp. Senior Gas Revenue (Citigroup, Inc.)	5.25		12/1/24	1,163

					2,363

	Arkansas — 0.34%

1,200	Arkansas State Development Finance Authority Hospital Revenue, Series B	5.00		2/1/23	1,330

	California — 3.58%

1,500	California State, GO	5.00		8/1/24	1,776

1,750	State of California, GO, Callable 4/1/29 @ 100.00	5.00		4/1/30	2,252

1,065	California State Department of Water Resources Revenue, Central Valley Project Continuously Callable @ 100.00	5.25		7/1/22	1,068

4,155	California State Public Works Board Lease Revenue, Series D	5.00		4/1/24	4,862

2,460	Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue, Series A-1	5.00		6/1/26	2,891

1,000	Los Angeles California Department of Airports Revenue	5.00		5/15/23	1,139

65	University of California Revenue, Series Q Continuously Callable @ 100.00	5.25		5/15/23	65

					14,053

	Colorado — 4.30%

5,000	Colorado State Health Facilities Authority Revenue, Catholic Health Initiatives, Series D-3	5.00	(a)	10/1/38	5,388

1,225	Colorado State Board of Governors University Enterprise System Revenue, Series E-2	5.00		3/1/25	1,477

2,970	Denver City & County School District No. 1, GO, Series A (State Aid Withholding)	5.50		12/1/25	3,706

1,750	Denver City & County Colorado Airport System Revenue, Series A	5.00		11/15/23	2,020

3,600	Denver City & County Colorado Airport System Revenue, Series A	5.00		12/1/25	4,321

					16,912

	Connecticut — 1.85%

3,000	State of Connecticut, GO, Series A, Callable 10/15/23 @ 100.00	5.00		10/15/25	3,402

1,000	Connecticut State Health & Educational Facilities Authority Revenue, Series B	5.00		12/1/26	1,192

2,500	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series A	5.00		9/1/21	2,692

					7,286

	District of Columbia — 0.79%

1,500	District of Columbia University Revenue	5.00		4/1/25	1,784

1,200	Metropolitan Washington Airports Authority Revenue, Series A (AMT)	5.00		10/1/22	1,330

					3,114

	Florida — 4.06%

1,415	Florida Higher Educational Facilities Financial Authority Revenue	5.00		3/1/26	1,650

1,285	Greater Orlando Florida Aviation Authority Airport Facilities Revenue, Series A	5.00		10/1/21	1,383

1,615	Lee County Florida Solid Waste System Revenue	5.00		10/1/22	1,779

1,500	Lee County Florida Solid Waste System Revenue (AMT)	5.00		10/1/25	1,763

3,250	Orange County Florida Tourist Development Tax Revenue, Series B	5.00		10/1/25	3,948

1,500	Palm Beach County Florida Health Facilities Authority Revenue	5.00		11/15/21	1,610

1,845	Palm Beach County Florida School Board, Series D	5.00		8/1/21	1,981

1,750	South Florida Water Management District Corps, Certificate of Participation	5.00		10/1/21	1,885

					15,999

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	Georgia — 2.22%

$1,000	Atlanta Georgia Development Authority Revenue, Series A-1	5.00		7/1/23	$1,133

1,250	Fulton County Georgia Development Authority Revenue, Series A	5.00		7/1/23	1,422

1,600	Fulton County Georgia Development Authority Revenue, Series A	5.00		7/1/24	1,868

3,050	Georgia State Municipal Gas Authority Revenue, Gas Portfolio III Project, Series U	5.00		10/1/21	3,292

1,000	Main Street Natural Gas, Inc. Revenue, Series B, Callable 6/1/23 @ 100.00	2.39 (US0001M + 75.00 bps)	(b)	4/1/48	1,001

					8,716

	Illinois — 4.87%

90	Chicago Illinois Certificates of Participation, Tax Increment Allocation Revenue, Diversey / Narragansett Project, Series NT Continuously Callable @ 100.00	7.46		2/15/26	70

1,725	Metropolitan Water Reclamation District of Greater Chicago, GO, Series B	5.00		12/1/24	2,016

1,000	City of Chicago Illinois Waterworks Revenue	5.00		11/1/25	1,133

1,000	City of Chicago Illinois Waterworks Revenue	5.00		11/1/24	1,154

1,000	City of Chicago Illinois Waterworks Revenue, Callable 11/1/22 @ 100.00	5.00		11/1/24	1,088

1,240	Illinois State Finance Authority Revenue, Series B	5.00		5/1/22	1,354

4,600	Illinois State Sales Tax Revenue, Series A	5.00		6/15/25	5,354

750	Northern Illinois Municipal Power Agency Project Revenue, Series A	5.00		12/1/22	837

2,000	Railsplitter Tobacco Settlement Authority Revenue	5.00		6/1/22	2,184

2,000	Regional Transportation Authority Revenue	6.00		6/1/25	2,393

1,450	University of Illinois Revenue, Series C, Callable 10/1/21 @ 100.00	5.00		4/1/25	1,559

					19,142

	Indiana — 2.58%

2,250	Indiana Finance Authority Revenue, Series B, Callable 1/1/25 @ 100.00	2.25	(a)	12/1/58	2,323

1,150	Indiana Finance Authority Revenue, Series A	5.00		11/1/23	1,315

1,000	Indiana Finance Authority Revenue, Series A	5.00		11/1/24	1,172

1,500	Indiana Finance Authority Revenue, Series A	3.13		12/1/24	1,599

1,000	Indiana State Finance Authority Revenue, Stadium Project, Series A	5.00		2/1/23	1,125

2,250	Whiting Indiana Environmental Facilities Revenue	5.00	(a)	11/1/47	2,576

					10,110

	Kentucky — 2.13%

3,160	Kentucky Public Energy Authority Revenue, Series A	4.00		4/1/23	3,434

1,000	Kentucky Public Energy Authority Revenue, Series A, Callable 1/2/24 @ 100.40	4.00		4/1/24	1,103

3,500	Kentucky Public Energy Authority Revenue, Series B, Callable 10/1/24 @ 100.24	4.00		1/1/49	3,858

					8,395

	Louisiana — 0.80%
2,850	Louisiana State Citizens Property Insurance Corp. Revenue (AGM)	5.00		6/1/22	3,141

	Maine — 0.31%
1,025	Finance Authority of Maine Revenue	5.00		12/1/26	1,213

	Maryland — 3.03%

1,000	Maryland State Health & Higher Educational Facilities Authority Revenue, Series B	5.00		7/1/22	1,106

1,000	Maryland State Economic Development Corp. Private Activity Revenue, Series A, Callable 11/30/21 @ 100.00 (AMT)	5.00		3/31/24	1,077

4,040	Maryland State Stadium Authority Revenue	5.00		5/1/24	4,724

2,090	Maryland State Transportation Authority Revenue (AMT)	5.00		6/1/28	2,602

2,110	Montgomery County Maryland, GO, Series A	5.00		12/1/23	2,444

					11,953

	Massachusetts — 0.76%

1,000	Massachusetts State Educational Financing Authority Revenue (AMT)	5.00		1/1/25	1,161

1,615	Massachusetts State Educational Financing Authority Revenue, Series A (AMT)	5.00		7/1/23	1,814

					2,975

	Michigan — 4.11%

1,810	Great Lakes Michigan Water Authority Sewage Disposal System Revenue, Series B	5.00		7/1/24	2,097

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds (continued)

	Michigan (continued)

$2,000	Michigan State Finance Authority Revenue, Detroit School District, Series A (Q-SBLF)	5.00	5/1/21	$2,127

1,000	Michigan Finance Authority Revenue, Callable 6/1/25 @ 100.00	5.50	12/1/29	1,197

4,000	Michigan State Finance Authority Revenue, Series D-1 (AGM)	5.00	7/1/21	4,257

1,000	Michigan State Finance Authority Revenue, Series D-1	5.00	7/1/21	1,072

1,605	Michigan Strategic Fund Revenue	5.00	6/30/25	1,853

2,960	Utica Community Schools, GO (Q-SBLF)	5.00	5/1/26	3,572

				16,175

	Minnesota — 0.33%
1,200	Minneapolis-Saint Paul Minnesota Metropolitan Airports Commission Revenue, Series B	5.00	1/1/22	1,303

	Missouri — 1.01%

1,000	Missouri State Health & Educational Facilities Authority Revenue	5.00	11/15/23	1,149

2,400	Health & Educational Facilities Authority of the State of Missouri Revenue	5.00	6/1/25	2,845

				3,994

	Nevada — 1.61%

3,470	Clark County Nevada School District, GO, Series A	5.00	6/15/23	3,930

1,000	Clark County Nevada School District, GO, Series A	5.00	6/15/26	1,213

1,000	State of Nevada Highway Improvement Revenue	5.00	12/1/24	1,187

				6,330

	New Jersey — 4.06%

3,750	New Jersey State Economic Development Authority Revenue, School Facilities Construction, Series NN	5.00	3/1/21	3,930

5,000	New Jersey State Higher Education Assistance Authority Senior Revenue, Series 2015-1A	5.00	12/1/20	5,225

2,000	New Jersey State Higher Education Student Assistance Authority Revenue, Series B (AMT)	5.00	12/1/22	2,204

1,660	New Jersey Housing & Mortgage Finance Agency Revenue, Series D	4.00	4/1/22	1,747

2,700	Tobacco Settlement Financing Corp. New Jersey Revenue, Series B	3.20	6/1/27	2,842

				15,948

	New York — 6.42%

2,110	Metropolitan Transportation Authority New York Revenue, Series A-1	5.00	11/15/22	2,347

2,000	Metropolitan Transportation Authority New York Revenue, Series B	5.00	11/15/22	2,225

2,500	New York State, GO, Series C	5.00	8/1/23	2,867

3,000	New York City Housing Development Corp. Revenue, Series B-2, Callable 7/1/23 @ 100.00	5.00	7/1/26	3,407

1,185	New York City Health & Hospital Corp. Revenue, Health System, Series A, Callable 2/15/20 @ 100.00 (GO of Corp.)	5.00	2/15/22	1,213

1,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series B-1, Callable 8/1/24 @ 100.00	5.00	8/1/29	1,167

1,165	New York State Dormitory Authority Revenues Non State Supported Debt, Icahn School of Medicine at Mount Sinai, Series A	5.00	7/1/21	1,244

3,255	New York State Transportation Development Corp. Special Facilities Revenue, Terminal One Group Associates	5.00	1/1/21	3,414

2,000	Port Authority of New York & New Jersey New York Revenue, Consolidated 185th (AMT)	5.00	9/1/22	2,218

4,500	Port Authority of New York & New Jersey New York Revenue, Consolidated 185th (AMT)	5.00	9/1/23	5,134

				25,236

	North Carolina — 2.69%

1,000	City of Charlotte NC Airport Revenue, Series C	4.00	7/1/23	1,098

1,000	City of Charlotte NC Airport Revenue, Series C	5.00	7/1/24	1,166

1,000	North Carolina State Turnpike Authority Revenue (AGC)	5.00	1/1/24	1,129

5,000	County of Wake North Carolina, GO	5.00	9/1/24	5,913

1,000	County of Wake North Carolina Revenue	5.00	9/1/28	1,279

				10,585

	Ohio — 1.84%

1,500	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/27	1,723

1,750	Ohio American Municipal Power, Inc. Revenue, Series A	5.00	2/15/24	2,023

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	Ohio (continued)

$750	Mahoning County Ohio Hospital Facilities Revenue, Western Reserve Care System Continuously Callable @ 100.00 (MBIA)	5.50		10/15/25	$861

2,500	Montgomery County Ohio Revenue, Miami Valley Hospital, Series A, Callable 11/15/20 @ 100.00	5.75		11/15/22	2,642

					7,249

	Oklahoma — 0.36%

1,275	Grand River Oklahoma Dam Authority Revenue, Series A	5.00		6/1/22	1,411

	Oregon — 0.38%

1,305	Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis, GO, Series A (SCH BD GTY)	0.00	(a)	6/15/25	1,488

	Pennsylvania — 4.70%

1,250	Commonwealth Financing Authority Revenue, Tobacco Master Settlement	5.00		6/1/23	1,410

4,000	Delaware Valley Regional Finance Authority Revenue, Series B, Callable 9/1/21 @ 100.00 (CNTY-GTD)	2.32 (MUNIPSA + 42.00 bps)	(b)	9/1/48	4,000

2,500	Pennsylvania Economic Development Financing Authority Revenue (AMT)	2.15	(a)	7/1/41	2,496

2,500	Pennsylvania State Turnpike Commission Revenue	5.00		6/1/24	2,888

3,000	Philadelphia Pennsylvania Gas Works Revenue	5.00		8/1/21	3,219

2,500	Philadelphia Pennsylvania School District, GO, Series C, Callable 9/1/20 @ 100.00 (State Aid Withholding)	5.00		9/1/21	2,596

1,700	Southeastern Pennsylvania Transportation Authority Revenue	5.00		3/1/23	1,921

					18,530

	Rhode Island — 0.85%

2,000	Rhode Island Health & Educational Building Corp. Revenue	5.00		5/15/23	2,243

1,000	Rhode Island State Student Loan Authority Student Loan Revenue, Series A (AMT)	5.00		12/1/22	1,090

					3,333

	South Carolina — 2.10%

3,680	County of Charleston South Carolina, GO, Series A (State Aid Withholding)	5.00		11/1/26	4,561

3,500	Piedmont Municipal Power Agency Electric Revenue, Series A-2, Callable 1/1/21 @ 100.00	5.00		1/1/22	3,680

					8,241

	Tennessee — 1.31%

2,000	Tennessee State Energy Acquisition Corp. Gas Revenue, Series A (Goldman Sachs Group, Inc.)	5.25		9/1/21	2,151

1,250	Tennessee State Energy Acquisition Corp. Gas Revenue, Series E, Callable 2/1/23 @ 100.43	4.00	(a)	5/1/48	1,340

1,500	Tennessee Energy Acquisition Corp. Revenue, Callable 8/1/25 @ 100.22	4.00	(a)	11/1/49	1,653

					5,144

	Texas — 16.98%

2,000	Aldine Texas Independent School District, GO (PSF-GTD)	5.00		2/15/25	2,383

1,000	Austin Texas Community College District, GO	5.00		8/1/23	1,144

1,180	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00		8/15/24	1,374

2,200	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00		8/15/25	2,627

3,500	Dallas-Fort Worth Texas International Airport Revenue, Series E	5.00		11/1/22	3,892

1,000	City of Dallas TX, GO, Series A, Callable 2/15/23 @ 100.00	5.00		2/15/26	1,117

2,450	City of Dallas TX, GO, Callable 2/15/25 @ 100.00	5.00		2/15/27	2,890

2,500	Dallas Independent School District, GO, Series A, Callable 2/15/25 @ 100.00 (PSF-GTD)	5.00		2/15/27	2,953

1,100	Denton Texas Utility System Revenue	5.00		12/1/22	1,233

1,000	El Paso Texas Water & Sewer Revenue	5.00		3/1/22	1,094

3,500	Grand Parkway Transportation Corp. Revenue	5.00		2/1/23	3,913

2,095	Harris County Texas Cultural Education Facilities Finance Corp. Medicine Facilities Revenue, Baylor College of Medicine	5.00		11/15/23	2,408

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	Texas (continued)

$2,100	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00		11/15/27	$2,596

1,650	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00		11/15/25	1,990

1,650	Harris County Toll Road Authority Revenue, Series A	5.00		8/15/23	1,891

2,500	City of Houston Texas Airport System Revenue, Series C (AMT)	5.00		7/1/25	2,963

1,000	Love Field Texas Airport Modernization Corp. General Airport Revenue (AMT)	5.00		11/1/22	1,114

1,220	Love Field Texas Airport Modernization Corp. General Airport Revenue, Callable 11/1/22 @ 100.00	5.00		11/1/28	1,335

1,000	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00		5/15/22	1,102

1,075	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00		5/15/23	1,224

1,000	Lower Colorado River Authority Revenue	5.00		5/15/26	1,221

1,695	North Texas Tollway Authority Revenue, Series A	5.00		1/1/22	1,847

2,500	North Texas Tollway Authority Revenue, Series A	5.00		1/1/22	2,720

1,000	North Texas Tollway Authority Revenue, Series A	5.00		1/1/24	1,155

1,000	North Texas Tollway Authority Revenue, Series B, Callable 1/1/23 @ 100.00	5.00		1/1/26	1,108

1,000	Northside Texas Independent School District, GO (PSF-GTD)	5.00		6/15/24	1,172

1,070	Sam Rayburn Texas Municipal Power Agency Revenue	5.00		10/1/20	1,114

1,175	San Antonio Texas Water Revenue, Junior Lien, Series A	5.00		5/15/22	1,297

1,505	Texas A&M University Revenue, Series E	5.00		5/15/23	1,711

4,365	Texas State College Student Loan, GO	5.00		8/1/22	4,824

2,230	University of Houston Revenue, Series C, Callable 2/15/26 @ 100.00	5.00		2/15/28	2,687

3,000	University of Texas Revenue, Series E	5.00		8/15/23	3,438

1,000	West Travis County Public Utility Agency Revenue (BAM)	5.00		8/15/26	1,207

					66,744

	Utah — 0.34%

1,090	Utah Transit Authority Revenue	5.00		12/15/26	1,333

	Virginia — 2.68%

1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00		5/15/22	1,104

1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00		5/15/23	1,137

1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00		5/15/24	1,167

2,000	King George County Economic Development Authority Revenue	2.50 (a)		6/1/23	2,001

2,000	Virginia Commonwealth Transportation Board Revenue, Series A	5.00		5/15/23	2,280

1,400	Virginia Commonwealth Transportation Board Revenue, Series A	5.00		5/15/24	1,641

1,000	Virginia Public Building Authority Revenue, Series B (AMT)	5.00		8/1/24	1,163

					10,493

	Washington — 1.78%

1,420	Grant County Washington Public Utilities District #2 Priest Rapids Hydro Electric Revenue, Series B (AMT)	5.00		1/1/22	1,544

1,000	Port of Seattle Washington Revenue, Series C (AMT)	5.00		4/1/22	1,093

2,500	Washington State, GO, Series B	5.00		7/1/23	2,857

1,250	Washington Health Care Facilities Authority Revenue	5.00		10/1/25	1,502

					6,996

	Wisconsin — 1.60%

1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00		3/1/22	1,090

1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00		3/1/23	1,121

1,225	University of Wisconsin Hospitals & Clinics Revenue	5.00		4/1/26	1,474

1,155	Wisconsin State Health & Educational Facilities Authority Revenue, Series A	5.00		11/15/22	1,292

1,100	Wisconsin State Health & Educational Facilities Authority	4.00		11/15/26	1,278

					6,255

	Total Municipal Bonds				348,541

	Corporate Bond — 0.00%

3,939	ASC Equipment (Trading Companies & Distributors) (c)	5.13	(d)	3/1/08	—

	Total Corporate Bond				—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2019

Shares	Security Description	Rate %		Value (000)

	Investment Companies — 10.61%

55,380	AllianceBernstein National Municipal Income Fund, Inc.			$745

54,643	BlackRock California Municipal Income Trust			724

49,651	BlackRock Investment Quality Municipal Trust, Inc.			742

91,727	BlackRock Muni Intermediate Duration Fund, Inc.			1,289

74,935	BlackRock Municipal 2030 Target Term Trust			1,741

84,289	BlackRock Municipal Income Quality Trust			1,160

79,192	BlackRock Municipal Income Trust			1,101

52,835	BlackRock MuniYield California Fund, Inc.			742

52,400	BlackRock MuniYield California Quality Fund, Inc.			744

29,023	BlackRock MuniYield Quality Fund II, Inc.			365

98,895	BlackRock MuniYield Quality Fund III, Inc.			1,305

50,267	BlackRock MuniYield Quality Fund, Inc.			729

57,298	BNY Mellon Municipal Bond Infrastructure Fund, Inc.			763

64,645	BNY Mellon Municipal Income, Inc.			551

92,101	BNY Mellon Strategic Municipal Bond Fund, Inc.			730

90,669	BNY Mellon Strategic Municipals, Inc.			741

43,431	Eaton Vance Municipal Bond Fund			540

65,510	Invesco Advantage Municipal Income Trust II			721

55,851	Invesco California Value Municipal Income Trust			723

59,044	Invesco Municipal Opportunity Trust			726

46,389	Invesco Municipal Trust			572

90,048	Invesco Quality Municipal Income Trust			1,118

130,280	Invesco Trust For Investment Grade Municipals			1,651

53,994	MFS High Income Municipal Trust			281

130,017	Nuveen AMT-Free Municipal Credit Income Fund			2,063

237,997	Nuveen AMT-Free Quality Municipal Income Fund			3,287

77,890	Nuveen California AMT-Free Quality Municipal Income Fund			1,137

105,585	Nuveen California Quality Municipal Income Fund			1,529

83,141	Nuveen Intermediate Duration Municipal Term Fund			1,117

101,362	Nuveen Municipal Credit Income Fund			1,596

114,760	Nuveen New York AMT-Free Quality Municipal Income Fund			1,502

27,418	Nuveen Pennsylvania Quality Municipal Income Fund			374

243,450	Nuveen Quality Municipal Income Fund			3,408

97,606	Putnam Managed Municipal Income Trust			745

86,295	Putnam Municipal Opportunities Trust			1,092

3,338,193	State Street Institutional Treasury Plus Money Market Fund, Trust Class	2.18	(d)	3,338

	Total Investment Companies			41,692

	Total Investments (cost $384,322) — 99.27%			390,233
	Other assets in excess of liabilities — 0.73%			2,864

	Net Assets — 100.00%			$393,097

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Interest rate is determined by the Remarketing Agent. The rate disclosed is the rate in effect on June 30, 2019.

(b)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2019.

(c)	Defaulted Bond.

(d)	The rate disclosed is the rate in effect on June 30, 2019.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

bps — Basis Points

CNTY-GTD — County Guarantee

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2019

GO — General Obligation

MBIA — Municipal Bond Insurance Association

MUNIPSA — SIFMA Municipal Swap Index Yield

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified School Bond Loan Fund

SCH BD GTY—School Board Guaranty

US0001M — 1 Month US Dollar LIBOR

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Intermediate Term Municipal Bond Portfolio	Mellon Investments Corporation*	City of London Investment Management Company, Ltd.	HC Capital Solutions	Total
Municipal Bonds	88.66%	—	—	88.66%

Corporate Bond	0.00%	—	—	0.00%

Investment Companies	—	9.76%	0.85%	10.61%

Other Assets (Liabilities)	0.83%	0.07%	-0.17%	0.73%

Total Net Assets	89.49%	9.83%	0.68%	100.00%

*	Formerly Standish Mellon Asset Management Company, LLC.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as “0.00%” round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds — 96.65%

	Alabama — 3.62%

$1,415	Birmingham Alabama Special Care Facilities Financing Authority Health Care Facility, Callable 6/1/25 @ 100.00	5.00	6/1/29	$1,656

1,000	Pell City Alabama, GO, Series A, Callable 2/1/25 @ 100.00	5.00	2/1/26	1,186

				2,842

	Arizona — 0.79%

450	Maricopa County Arizona Unified School District No. 48, GO	5.00	7/1/21	483

140	Yuma County Arizona Jail District Revenue, Pledge Obligation	5.00	7/1/20	145

				628

	Florida — 15.05%

1,455	East Central Regional Wastewater Treatment Facilities Operation Board Revenue (Pre-Refunded/Escrowed to Maturity)	5.50	10/1/44	1,757

1,250	Florida State Board of Education Lottery Revenue, Series A	5.00	7/1/26	1,539

800	State of Florida, GO, Series A	5.00	6/1/23	912

1,525	Florida Department of Environmental Protection Revenue, Series A	5.00	7/1/24	1,789

1,400	Lee County Florida School Board Certificates of Participation, Series A, Callable 8/1/24 @ 100.00	5.00	8/1/27	1,629

750	Miami-Dade County Florida, GO, Series A, Callable 11/1/24 @ 100.00	5.00	11/1/27	885

1,000	Miami-Dade County Florida Water & Sewer Revenue, Series B (AGM)	5.25	10/1/20	1,049

585	Orange County Florida School Board Certificates of Participation, Series A	5.00	8/1/23	668

1,500	West Palm Beach Florida Utility System Revenue, Series A, Callable 10/1/21 @ 100.00	5.00	10/1/22	1,621

				11,849

	Hawaii — 2.01%

1,500	Honolulu City & County Hawaii, GO, Series B (Pre-Refunded/Escrowed to Maturity)	5.00	12/1/23	1,579

	Idaho — 1.81%

1,285	Idaho State Housing & Finance Association, Grant & Revenue Anticipation Federal Highway Trust, Series A	5.00	7/15/22	1,425

	Illinois — 2.19%

1,400	Illinois Finance Authority Revenue	5.00	1/1/27	1,722

	Iowa — 2.14%

1,410	City of Bettendorf Iowa, GO, Series D	5.00	6/1/25	1,684

	Kansas — 1.24%

850	City of Olathe Kansas, GO, Series 230	5.00	10/1/23	976

	Maryland — 0.42%

330	Maryland State Transportation Authority Revenue, Transportation Facilities Project, Series A	5.00	7/1/19	330

	Massachusetts — 2.97%

1,000	Massachusetts State Bay Transportation Authority Sales Tax Revenue	4.00	12/1/21	1,063

600	Massachusetts State, GO, Series A	5.00	3/1/23	677

600	Massachusetts State Water Resources Authority Revenue, Series A (Pre-Refunded/Escrowed to Maturity)	5.00	8/1/39	602

				2,342

	Nevada — 4.00%

800	Clark County Nevada Highway Improvement Revenue	5.00	7/1/23	909

1,105	Las Vegas Valley Nevada Water District, GO, Series B	5.00	12/1/24	1,312

800	Nevada State System of Higher Education Certificates of Participation Revenue, Series A, Callable 7/1/24 @ 100.00	5.00	7/1/26	932

				3,153

	New Mexico — 1.66%

1,025	Albuquerque Municipal School District No. 12, GO, Callable 8/1/28 @ 100.00 (State Aid Withholding)	5.00	8/1/29	1,298

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (continued) — June 30, 2019

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)

	Municipal Bonds (continued)

	New York — 7.85%

$1,495	New York City Transitional Finance Authority Revenue, Series D, Callable 2/1/21 @ 100.00	5.25	2/1/22	$1,589

1,700	New York State Environmental Facilities Corp. Revenue, Callable 6/15/24 @ 100.00	5.00	6/15/29	1,980

1,470	New York State Dormitory Authority Sales Tax Revenue, Callable 9/15/28 @ 100.00	5.00	3/15/30	1,883

625	New York State Dormitory Authority State Personal Income Tax Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/26	724

				6,176

	North Carolina — 2.85%

1,500	North Carolina State Revenue, Series B	5.00	5/1/27	1,878

300	University of North Carolina at Greensboro Revenue	5.00	4/1/25	360

				2,238

	Ohio — 8.26%

700	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/27	804

1,000	Butler County Ohio Hospital Facilities Revenue, Series X	5.00	5/15/29	1,270

1,600	Columbus Ohio State, GO, Series 1 (Pre-Refunded/Escrowed to Maturity)	5.00	7/1/24	1,833

500	Ohio State Hospital Facility Revenue, Callable 1/1/28 @ 100.00	5.00	1/1/30	622

800	Ohio State University Revenue	5.00	12/1/22	898

975	Ohio Water Development Authority Revenue	5.00	6/1/22	1,077

				6,504

	Pennsylvania — 3.29%

1,375	Blairsville-Saltsburg School District, GO (BAM State Aid Withholding)	5.00	3/15/23	1,558

1,000	Pennsylvania State, GO, Series A	5.00	5/1/20	1,028

				2,586

	South Dakota — 2.62%

1,675	South Dakota Board of Regents Revenue, Callable 10/1/27 @ 100.00	5.00	4/1/29	2,061

	Texas — 18.89%

710	Dallas Texas Waterworks & Sewer System Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	10/1/23	767

540	Dallas Texas Waterworks & Sewer System Revenue, Callable 10/1/21 @ 100.00	5.00	10/1/23	586

875	City of Denton Texas, GO	5.00	2/15/21	925

1,545	Harris County Texas Revenue, Series A, Callable 8/15/26 @ 100.00	5.00	8/15/30	1,867

1,500	Harris County Texas Cultural Education Facilities Finance Corp. Revenue, Texas Children’s Hospital, Callable 10/1/25 @ 100.00	5.00	10/1/27	1,805

1,120	Houston Community College System Revenue	5.00	4/15/21	1,192

1,460	Humble Independent School District, GO, Series C	5.00	2/15/24	1,695

1,550	City of Missouri City TX, GO, Callable 6/15/26 @ 100.00	5.00	6/15/30	1,862

1,715	North East Independent School District Texas, GO, Series B (PSF-GTD)	5.00	2/1/24	1,991

300	City of Pearland Texas, GO, Callable 3/1/27 @ 100.00	5.00	3/1/29	367

1,500	Texas State Water Development Board Revenue, Series A, Callable 10/15/25 @ 100.00	5.00	4/15/26	1,816

				14,873

	Washington — 13.91%

665	Energy Northwest Revenue, Series A	5.00	7/1/19	665

1,000	King County Washington, GO	5.25	1/1/23	1,134

1,050	King County School District No. 405 Bellevue, GO, Callable 12/1/27 @ 100.00 (SCH BD GTY)	5.00	12/1/29	1,316

1,250	King County School District No. 410 Snoqualmie Valley, GO, Callable 6/1/27 @ 100.00 (SCH BD GTY)	5.00	12/1/27	1,565

1,400	King County Washington Sewer Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	1/1/24	1,528

750	King County Washington Sewer Revenue	5.00	1/1/20	763

540	City of Spokane Washington Water & Wastewater System Revenue	5.00	12/1/19	548

1,500	Tacoma Washington Water Revenue, Series A, Callable 6/1/20 @ 100.00	5.00	12/1/22	1,548

1,750	State of Washington, GO, Series A	5.00	8/1/21	1,884

				10,951

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (concluded) — June 30, 2019

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)

	Municipal Bonds (continued)

	Wisconsin — 1.08%

$800	DeForest Area School District, GO	5.00		4/1/21	$848

	Total Municipal Bonds				76,065

Shares

	Investment Company — 4.54%

3,573,025	State Street Institutional Treasury Plus Money Market Fund, Trust Class	2.18	(a)		3,573

	Total Investment Company				3,573

	Total Investments (cost $76,848) — 101.19%				79,638
	Liabilities in excess of other assets — (1.19)%				(933)

	Net Assets — 100.00%				$78,705

(a)	The rate disclosed is the rate in effect on June 30, 2019.

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual

GO — General Obligation

PSF-GTD — Public School Fund Guaranteed

SCH BD GTY — School Board Guaranty

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2019.

The Intermediate Term Municipal Bond II Portfolio	Breckinridge Capital Advisors, Inc.	HC Capital Solutions	Total
Municipal Bonds	96.65%	—	96.65%

Investment Company	1.61%	2.93%	4.54%

Other Assets (Liabilities)	-1.02%	-0.17%	-1.19%

Total Net Assets	97.24%	2.76%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities

As of June 30, 2019

(Amounts in thousands, except per share amounts)

	The Value Equity Portfolio	The Institutional Value Equity Portfolio	The Growth Equity Portfolio	The Institutional Growth Equity Portfolio
ASSETS:
Investments in securities, at value(a)	$582,791	$1,472,530	$798,484	$1,523,870
Repurchase agreements, at value and cost	—	—	1,761	2,278
Cash	68	2,218	5,297	7,963
Foreign currency, at value (Cost $15, $29, $0 and $0, respectively)	15	29	—	—
Receivable for portfolio shares issued	10	50	—	48
Receivable from investments sold	—	86,708	—	61,336
Variation margin receivable on futures contracts	69	2,757	48	378
Cash held as collateral at broker for futures contracts	500	19,447	900	4,153
Dividends and interest receivable	444	1,470	730	1,029
Foreign tax reclaims receivable	—	—	89	82
Prepaid expenses	16	17	17	16

Total assets	583,913	1,585,226	807,326	1,601,153

LIABILITIES:
Payable for investments purchased	—	87,035	1,109	60,746
Payable for portfolio shares redeemed	8	4	24	7
Payable for collateral received on loaned securities	—	—	3,026	3,913
Advisory fees payable	37	63	177	251
Management fees payable	23	49	32	61
Administrative services fees payable	19	36	24	43
Trustee fees payable	1	3	2	3
Professional fees payable	37	73	52	92
Custodian fees payable	9	14	12	19
Other accrued expenses	22	48	30	59

Total liabilities	156	87,325	4,488	65,194

NET ASSETS	$583,757	$1,497,901	$802,838	$1,535,959

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$29	$117	$33	$83
Additional paid-in capital	444,878	1,341,080	380,584	976,176
Total distributable earnings	138,850	156,704	422,221	559,700

Net Assets	$583,757	$1,497,901	$802,838	$1,535,959

NET ASSETS:
HC Strategic Shares	$583,757	$1,497,901	$802,838	$1,535,959

Total	$583,757	$1,497,901	$802,838	$1,535,959

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	28,890	117,111	32,745	82,908

Total	28,890	117,111	32,745	82,908

Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$20.21	$12.79	$24.52	$18.53

Investments in securities, at cost	$431,993	$1,355,055	$398,341	$1,152,407

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $0, $0, $2,972 and $3,844, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2019

(Amounts in thousands, except per share amounts)

	The Small Capitalization– Mid Capitalization Equity Portfolio	The Institutional Small Capitalization– Mid Capitalization Equity Portfolio	The Real Estate Securities Portfolio	The Commodity Returns Strategy Portfolio(a)
ASSETS:
Investments in securities, at value(b)	$94,871	$146,787	$119,819	$151,680
Repurchase agreements, at value and cost	637	1,253	—	4,750
Cash	1,312	1,482	8	199
Foreign currency, at value (Cost $0, $0, $0 and $1,276, respectively)	—	—	—	1,291
Swap agreements, at value	—	—	—	6
Receivable from investments sold	3,471	4,798	434	—
Variation margin receivable on futures contracts	12	64	4	102
Cash held as collateral at broker for futures contracts	99	300	50	1,100
Dividends and interest receivable	74	119	393	307
Foreign tax reclaims receivable	—	—	—	347
Prepaid expenses	11	12	13	23

Total assets	100,487	154,815	120,721	159,805

LIABILITIES:
Swap agreements, at value	—	—	—	1
Payable for investments purchased	3,711	5,160	559	—
Payable for portfolio shares redeemed	1	4	—	71
Payable for collateral received on loaned securities	1,094	2,153	—	85
Variation margin payable on futures contracts	—	—	—	55
Advisory fees payable	44	48	65	17
Management fees payable	4	6	5	6
Administrative services fees payable	4	9	6	9
Trustee fees payable	—	—	—	1
Professional fees payable	3	10	8	47
Custodian fees payable	1	5	3	30
Other accrued expenses	11	5	6	14

Total liabilities	4,873	7,400	652	336

NET ASSETS	$95,614	$147,415	$120,069	$159,469

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$4	$10	$37	$18
Additional paid-in capital	69,724	119,388	87,392	262,359
Total distributable earnings/(loss)	25,886	28,017	32,640	(102,908)

Net Assets	$95,614	$147,415	$120,069	$159,469

NET ASSETS:
HC Strategic Shares	$95,614	$147,415	$120,069	$159,469

Total	$95,614	$147,415	$120,069	$159,469

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	3,643	10,470	36,810	17,539

Total	3,643	10,470	36,810	17,539

Net Asset Value, offering and redemption price per share:(c)
HC Strategic Shares	$26.25	$14.08	$3.26	$9.09

Investments in securities, at cost	$70,343	$123,643	$91,638	$119,328

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2.N. in the Notes to Financial Statements for basis of consolidation.

(b)	Includes securities on loan of $1,015, $2,102, $0 and $164, respectively.

(c)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2019

(Amounts in thousands, except per share amounts)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
ASSETS:
Investments in securities, at value(a)	$147,737	$50,619	$879,343	$1,835,174
Repurchase agreements, at value and cost	—	12	1,581	4,413
Cash	25	6	19,130	25,219
Foreign currency, at value (Cost $352, $75, $2,890 and $4,237, respectively)	347	74	2,891	4,250
Receivable for portfolio shares issued	—	600	5	—
Receivable from investments sold	—	—	2,691	6,751
Variation margin receivable on futures contracts	33	—	103	467
Cash held as collateral at broker for futures contracts	350	—	1,198	4,901
Dividends and interest receivable	250	76	3,735	8,372
Foreign tax reclaims receivable	282	55	4,130	7,706
Prepaid expenses	5	—	20	20

Total assets	149,029	51,442	914,827	1,897,273

LIABILITIES:
Payable for investments purchased	—	—	469	2,499
Payable for portfolio shares redeemed	—	—	58	18
Payable for collateral received on loaned securities	—	20	2,715	7,582
Advisory fees payable	11	4	263	497
Management fees payable	6	2	38	85
Administrative services fees payable	9	6	32	62
Trustee fees payable	—	—	3	6
Professional fees payable	12	4	84	156
Custodian fees payable	6	3	66	100
Other accrued expenses	7	2	40	92

Total liabilities	51	41	3,768	11,097

NET ASSETS	$148,978	$51,401	$911,059	$1,886,176

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$14	$4	$88	$194
Additional paid-in capital	135,050	47,912	843,958	1,810,137
Total distributable earnings	13,914	3,485	67,013	75,845

Net Assets	$148,978	$51,401	$911,059	$1,886,176

NET ASSETS:
HC Strategic Shares	$148,978	$51,401	$911,059	$1,886,176

Total	$148,978	$51,401	$911,059	$1,886,176

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	13,641	4,341	87,839	194,385

Total	13,641	4,341	87,839	194,385

Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$10.92	$11.84	$10.37	$9.70

Investments in securities, at cost	$140,081	$48,580	$760,189	$1,709,538

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $0, $19, $8,102 and $23,830, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2019

(Amounts in thousands, except per share amounts)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Fixed Income Opportunity Portfolio	The U.S. Government Fixed Income Securities Portfolio
ASSETS:
Investments in securities, at value(a)	$1,439,351	$69,716	$594,229	$303,710
Repurchase agreements, at value and cost	7,160	—	5,855	—
Swap agreements, at value	—	—	26	—
Cash	906	28	4,208	3,849
Foreign currency, at value (Cost $15,005, $0, $0 and $0, respectively)	15,046	—	—	—
Receivable for portfolio shares issued	6	117	20	—
Receivable from investments sold	11,201	769	2,441	4,184
Cash held as collateral at broker for futures contracts	2,395	—	411	—
Cash held as collateral at custodian for OTC swap agreements	—	—	30	—
Variation margin receivable on futures contracts	—	—	107	—
Dividends and interest receivable	6,835	438	5,965	1,900
Foreign tax reclaims receivable	82	—	—	—
Prepaid expenses	16	8	12	8

Total assets	1,482,998	71,076	613,304	313,651

LIABILITIES:
Distributions payable	—	1	—	98
Payable for investments purchased	305	2,773	4,900	7,936
Payable for portfolio shares redeemed	13	8	18	11
Payable for collateral received on loaned securities	12,300	—	10,058	—
Variation margin payable on futures contracts	180	—	13	—
Accrued foreign capital gains tax	2,767	—	—	—
Advisory fees payable	745	4	323	15
Management fees payable	62	3	26	12
Administrative services fees payable	45	11	23	12
Trustee fees payable	4	—	2	1
Professional fees payable	110	4	43	19
Custodian fees payable	276	3	16	4
Other accrued expenses	63	2	34	12

Total liabilities	16,870	2,809	15,456	8,120

NET ASSETS	$1,466,128	$68,267	$597,848	$305,531

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$81	$7	$85	$30
Additional paid-in capital	1,471,488	66,711	625,797	295,817
Total distributable earnings/(loss)	(5,441)	1,549	(28,034)	9,684

Net Assets	$1,466,128	$68,267	$597,848	$305,531

NET ASSETS:
HC Strategic Shares	$1,466,128	$68,267	$597,848	$305,531

Total	$1,466,128	$68,267	$597,848	$305,531

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	80,804	6,839	85,267	30,446

Total	80,804	6,839	85,267	30,446

Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$18.14	$9.98	$7.01	$10.03

Investments in securities, at cost	$1,318,620	$67,524	$574,095	$292,481

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $12,628, $0, $8,454 and $0, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2019

(Amounts in thousands, except per share amounts)

	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	The Short- Term Municipal Bond Portfolio
ASSETS:
Investments in securities, at value	$356,672	$309,382	$245,503	$109,283
Receivable for portfolio shares issued	—	—	—	2
Receivable from investments sold	4,175	—	—	—
Dividends and interest receivable	1,025	3,108	569	1,318
TBA sale commitments receivable	—	—	107	—
Prepaid expenses	14	8	7	6

Total assets	361,886	312,498	246,186	110,609

LIABILITIES:
Distributions payable	347	146	93	4
Payable for investments purchased	4,161	—	29,509	4,272
Payable for portfolio shares redeemed	63	14	13	27
TBA sale commitments, at fair value	—	—	107	—
Advisory fees payable	12	20	10	11
Management fees payable	15	12	9	4
Administrative services fees payable	13	13	16	7
Trustee fees payable	1	1	1	—
Professional fees payable	24	19	14	6
Custodian fees payable	6	4	4	1
Other accrued expenses	15	14	7	3

Total liabilities	4,657	243	29,783	4,335

NET ASSETS	$357,229	$312,255	$216,403	$106,274

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$35	$30	$23	$11
Additional paid-in capital	349,001	299,406	224,197	104,939
Total distributable earnings/(loss)	8,193	12,819	(7,817)	1,324

Net Assets	$357,229	$312,255	$216,403	$106,274

NET ASSETS:
HC Strategic Shares	$357,229	$312,255	$216,403	$106,274

Total	$357,229	$312,255	$216,403	$106,274

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	35,032	30,341	22,604	10,698

Total	35,032	30,341	22,604	10,698

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$10.19	$10.29	$9.57	$9.93

Investments in securities, at cost	$348,116	$295,782	$243,671	$107,989

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (concluded)

As of June 30, 2019

(Amounts in thousands, except per share amounts)

	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
ASSETS:
Investments in securities, at value	$390,233	$79,638
Cash	3,620	—
Receivable for portfolio shares issued	314	105
Receivable from investments sold	256	—
Dividends and interest receivable	3,943	941
Prepaid expenses	11	10

Total assets	398,377	80,694

LIABILITIES:
Distributions payable	21	5
Payable for investments purchased	4,812	1,925
Payable for portfolio shares redeemed	213	33
Advisory fees payable	158	8
Management fees payable	16	3
Administrative services fees payable	14	6
Trustee fees payable	1	—
Professional fees payable	25	5
Custodian fees payable	5	1
Other accrued expenses	15	3

Total liabilities	5,280	1,989

NET ASSETS	$393,097	$78,705

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$38	$8
Additional paid-in capital	387,070	75,873
Total distributable earnings	5,989	2,824

Net Assets	$393,097	$78,705

NET ASSETS:
HC Strategic Shares	$393,097	$78,705

Total	$393,097	$78,705

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	38,496	7,581

Total	38,496	7,581

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$10.21	$10.38

Investments in securities, at cost	$384,322	$76,848

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations

For the Year Ended June 30, 2019

(Amounts in thousands)

	The Value Equity Portfolio	The Institutional Value Equity Portfolio	The Growth Equity Portfolio	The Institutional Growth Equity Portfolio
INVESTMENT INCOME:
Interest	$13	$100	$17	$78
Dividends (net of foreign withholding tax of $7, $3, $0 and $5, respectively)	13,065	24,919	12,100	19,786
Income from securities lending	21	—	62	24

Total Investment Income	13,099	25,019	12,179	19,888

EXPENSES:
Advisory fees	484	689	1,039	1,353
Management fees	290	511	396	643
Administrative services fees	192	331	251	409
Distribution fees – HC Advisors Shares(a)	1	1	1	1
Professional fees	84	132	99	168
Transfer agent fees	14	25	19	33
Compliance service fees	10	18	14	24
Custodian fees	51	79	66	104
Registration and filing fees	18	13	18	12
Trustee fees	32	56	44	75
Other	52	85	61	115

Total expenses before waivers and expenses paid indirectly	1,228	1,940	2,008	2,937
Less: Expenses waived by Specialist Manager	—	(1)	—	—
Distribution fees waived – HC Advisors Shares(a)	(1)	(1)	(1)	(1)
Expenses paid indirectly	(5)	(5)	(5)	(8)

Net Expenses	1,222	1,933	2,002	2,928

Net Investment Income	11,877	23,086	10,177	16,960

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities and foreign currency translations	5,721	27,960	36,551	179,083
Net realized gains/(losses) from futures transactions	(985)	24,079	617	25,612

Net realized gains/(losses) from investments	4,736	52,039	37,168	204,695
Change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	32,737	25,120	40,600	(62,413)
Change in unrealized appreciation/(depreciation) on futures	894	6,502	316	1,368

Change in unrealized appreciation/(depreciation) on investments	33,631	31,622	40,916	(61,045)

Net realized/unrealized gains/(losses) from investments	38,367	83,661	78,084	143,650

Change in net assets resulting from operations	$50,244	$106,747	$88,261	$160,610

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2019

(Amounts in thousands)

	The Small Capitalization– Mid Capitalization Equity Portfolio	The Institutional Small Capitalization– Mid Capitalization Equity Portfolio	The Real Estate Securities Portfolio	The Commodity Returns Strategy Portfolio(a)
INVESTMENT INCOME:
Interest	$7	$6	$6	$482
Dividends (net of foreign withholding tax of $3, $3, $0 and $1,145, respectively)	957	1,515	3,442	14,617
Income from securities lending	56	89	—	65

Total Investment Income	1,020	1,610	3,448	15,164

EXPENSES:
Advisory fees	485	617	810	1,039
Management fees	50	77	65	259
Administrative services fees	52	80	50	184
Distribution fees – HC Advisors Shares(b)	—	—	—	1
Professional fees	15	23	16	92
Transfer agent fees	2	4	3	12
Compliance service fees	2	3	2	9
Custodian fees	18	29	15	164
Registration and filing fees	16	13	15	17
Trustee fees	6	9	7	31
Other	32	14	14	59

Total expenses before waivers and expenses paid indirectly	678	869	997	1,867
Less: Expenses waived by Specialist Manager	—	—	—	(222)
Distribution fees waived – HC Advisors Shares(b)	—	—	—	(1)
Expenses paid indirectly	(15)	(10)	(2)	(2)

Net Expenses	663	859	995	1,642

Net Investment Income	357	751	2,453	13,522

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities and foreign currency translations	7,815	12,827	4,570	7,207
Net realized gains/(losses) from futures transactions	(421)	(300)	362	7,969
Net realized gains/(losses) from written options transactions	—	—	—	4
Net realized gains/(losses) from swap transactions	—	—	—	(279)
Net realized gains/(losses) from forward currency contracts transactions	—	—	—	(479)

Net realized gains/(losses) from investments	7,394	12,527	4,932	14,422
Change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(9,862)	(11,909)	8,099	(122,373)
Change in unrealized appreciation/(depreciation) on futures	141	239	(275)	1,501
Change in unrealized appreciation/(depreciation) on swaps	—	—	—	109

Change in unrealized appreciation/(depreciation) on investments	(9,721)	(11,670)	7,824	(120,763)

Net realized/unrealized gains/(losses) from investments	(2,327)	857	12,756	(106,341)

Change in net assets resulting from operations	$(1,970)	$1,608	$15,209	$(92,819)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2.N. in the Notes to Financial Statements for basis of consolidation.

(b)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2019

(Amounts in thousands)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
INVESTMENT INCOME:
Interest	$4	$—	$91	$116
Dividends (net of foreign withholding tax of $344, $97, $3,250 and $8,133, respectively)	4,347	1,317	39,316	84,547
Income from securities lending	—	5	298	768

Total Investment Income	4,351	1,322	39,705	85,431

EXPENSES:
Advisory fees	250	72	3,407	6,167
Management fees	76	23	528	1,101
Administrative services fees	85	49	369	724
Distribution fees – HC Advisors Shares(a)	—	—	2	1
Professional fees	22	7	131	277
Transfer agent fees	4	1	24	55
Compliance service fees	3	1	18	41
Custodian fees	32	16	311	507
Registration and filing fees	13	—	18	13
Trustee fees	9	3	57	125
Other	27	13	99	200

Total expenses before waivers and expenses paid indirectly	521	185	4,964	9,211
Less: Expenses waived by Specialist Manager	(2)	(1)	—	—
Distribution fees waived – HC Advisors Shares(a)	—	—	(2)	(1)
Expenses paid indirectly	—	—	(14)	(8)
Expenses waived and/or reimbursed by Advisor	—	(43)	—	—

Net Expenses	519	141	4,948	9,202

Net Investment Income	3,832	1,181	34,757	76,229

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities and foreign currency translations	11,825	3,182	(8,716)	(2,821)
Net realized gains/(losses) from futures transactions	179	—	(1,943)	2,827
Net realized gains/(losses) from forward currency contracts transactions	(62)	(23)	(289)	(202)

Net realized gains/(losses) from investments	11,942	3,159	(10,948)	(196)
Change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	(13,717)	(3,046)	(45,814)	(83,060)
Change in unrealized appreciation/(depreciation) on futures	173	—	2,903	2,779
Change in unrealized appreciation/(depreciation) on forward currency contracts	—	—	(7)	(17)

Change in unrealized appreciation/(depreciation) on investments	(13,544)	(3,046)	(42,918)	(80,298)

Net realized/unrealized gains/(losses) from investments	(1,602)	113	(53,866)	(80,494)

Change in net assets resulting from operations	$2,230	$1,294	$(19,109)	$(4,265)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2019

(Amounts in thousands)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Fixed Income Opportunity Portfolio	The U.S. Government Fixed Income Securities Portfolio
INVESTMENT INCOME:
Interest	$37	$1,877	$38,145	$6,470
Dividends (net of foreign withholding tax of $4,878, $0, $0 and $0, respectively)	44,271	94	2,641	21
Income from securities lending	239	—	483	—

Total Investment Income	44,547	1,971	41,269	6,491

EXPENSES:
Advisory fees	5,768	44	2,189	161
Management fees	791	33	329	134
Administrative services fees	525	109	252	111
Distribution fees – HC Advisors Shares(a)	1	1	—	—
Professional fees	218	8	81	35
Transfer agent fees	40	2	16	7
Compliance service fees	30	1	12	5
Custodian fees	1,591	16	87	21
Registration and filing fees	14	10	12	13
Trustee fees	91	4	38	16
Other	132	7	54	24

Total expenses before waivers and expenses paid indirectly	9,201	235	3,070	527
Less: Distribution fees waived – HC Advisors Shares(a)	(1)	(1)	—	—
Expenses paid indirectly	(12)	—	—	—

Net Expenses	9,188	234	3,070	527

Net Investment Income	35,359	1,737	38,199	5,964

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	(54,248)	(208)	967	(572)
Net realized gains/(losses) from futures transactions	(1,546)	—	(1,137)	—
Net realized gains/(losses) from written options and swaptions transactions	—	—	413	—
Net realized gains/(losses) from swap transactions	—	—	(172)	—
Net realized gains/(losses) from forward currency contracts transactions	(496)	—	—	—

Net realized gains/(losses) from investments	(56,290)	(208)	71	(572)
Change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations (net of deferred foreign tax)	75,601	3,640	15,293	14,782
Change in unrealized appreciation/(depreciation) on futures	1,768	—	203	—
Change in unrealized appreciation/(depreciation) on swaps	—	—	221	—
Change in unrealized appreciation/(depreciation) on forward currency contracts	(98)	—	—	—

Change in unrealized appreciation/(depreciation) on investments	77,271	3,640	15,717	14,782

Net realized/unrealized gains/(losses) from investments	20,981	3,432	15,788	14,210

Change in net assets resulting from operations	$56,340	$5,169	$53,987	$20,174

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2019

(Amounts in thousands)

	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	The Short-Term Municipal Bond Portfolio
INVESTMENT INCOME:
Interest	$9,251	$10,659	$5,193	$1,636
Dividends	131	126	686	62

Total Investment Income	9,382	10,785	5,879	1,698

EXPENSES:
Advisory fees	150	231	121	115
Management fees	191	146	103	46
Administrative services fees	128	115	174	52
Distribution fees – HC Advisors Shares(a)	—	—	—	—
Professional fees	48	37	27	12
Transfer agent fees	10	7	5	2
Compliance service fees	7	5	4	2
Custodian fees	31	24	25	8
Registration and filing fees	20	13	13	10
Trustee fees	22	17	12	5
Other	33	26	20	10

Total expenses before waivers	640	621	504	262
Less: Distribution fees waived – HC Advisors Shares(a)	—	—	—	—

Net Expenses	640	621	504	262

Net Investment Income	8,742	10,164	5,375	1,436

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities	(1,262)	(523)	636	(1)

Change in unrealized appreciation/(depreciation) on investments	8,685	21,518	5,649	1,311

Net realized/unrealized gains/(losses) from investments	7,423	20,995	6,285	1,310

Change in net assets resulting from operations	$16,165	$31,159	$11,660	$2,746

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (concluded)

For the Year Ended June 30, 2019

(Amounts in thousands)

	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
INVESTMENT INCOME:
Interest	$8,063	$1,861
Dividends	1,695	51

Total Investment Income	9,758	1,912

EXPENSES:
Advisory fees	733	95
Management fees	193	39
Administrative services fees	145	47
Distribution fees – HC Advisors Shares(a)	1	—
Professional fees	49	12
Transfer agent fees	10	2
Compliance service fees	7	2
Custodian fees	30	10
Registration and filing fees	14	11
Trustee fees	22	5
Other	40	15

Total expenses before waivers	1,244	238
Less: Distribution fees waived – HC Advisors Shares(a)	(1)	—

Net Expenses	1,243	238

Net Investment Income	8,515	1,674

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investments in securities	322	55

Change in unrealized appreciation/(depreciation) on investments	11,738	2,276

Net realized/unrealized gains/(losses) from investments	12,060	2,331

Change in net assets resulting from operations	$20,575	$4,005

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets

(Amounts in thousands)

	The Value Equity Portfolio		The Institutional Value Equity Portfolio		The Growth Equity Portfolio
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Operations:
Net investment income	$11,877	$13,021	$23,086	$17,659	$10,177	$7,774
Net realized gains/(losses) from investments	4,736	37,822	52,039	67,838	37,168	53,136
Change in unrealized appreciation/(depreciation) from investments	33,631	4,627	31,622	(18,888)	40,916	81,390

Change in net assets resulting from operations	50,244	55,470	106,747	66,609	88,261	142,300

Distributions to Shareholders from:
HC Strategic Shares	(42,981)	(41,613)	(86,136)	(72,209)	(53,543)	(46,030)
HC Advisors Shares(a)	(30)	(58)	(20)	(127)	(36)	(64)

Change in net assets resulting from distributions	(43,011)	(41,671)	(86,156)	(72,336)	(53,579)	(46,094)

HC Strategic Shares
Proceeds from shares issued	28,980	14,232	600,228	174,514	21,813	11,927
Proceeds from reinvestment of dividends	37,868	36,777	85,199	71,888	46,104	40,172
Cost of shares redeemed	(89,821)	(77,844)	(136,809)	(109,132)	(108,675)	(125,879)

Change in net assets from HC Strategic Shares of beneficial interest	(22,973)	(26,835)	548,618	137,270	(40,758)	(73,780)

HC Advisors Shares(a)
Proceeds from shares issued	13	33	27	127	15	6
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	(648)	(218)	(756)	(889)	(891)	(323)

Change in net assets from HC Advisors Shares of beneficial interest	(635)	(185)	(729)	(762)	(876)	(317)

Change in net assets from shares of beneficial interest	(23,608)	(27,020)	547,889	136,508	(41,634)	(74,097)

Change in net assets	(16,375)	(13,221)	568,480	130,781	(6,952)	22,109

Net Assets:
Beginning of period	600,132	613,353	929,421	798,640	809,790	787,681

End of period	$583,757	$600,132	$1,497,901	$929,421	$802,838	$809,790

Share Transactions:
HC Strategic Shares
Issued	1,530	700	48,878	13,104	993	522
Reinvested	2,111	1,807	7,409	5,414	2,178	1,799
Redeemed	(4,800)	(3,827)	(10,868)	(8,182)	(4,786)	(5,599)

Change in HC Strategic Shares	(1,159)	(1,320)	45,419	10,336	(1,615)	(3,278)

HC Advisors Shares(a)
Issued	1	1	2	9	1	—
Redeemed	(35)	(11)	(59)	(67)	(40)	(15)

Change in HC Advisors Shares	(34)	(10)	(57)	(58)	(39)	(15)

Total change in shares	(1,193)	(1,330)	45,362	10,278	(1,654)	(3,293)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Institutional Growth Equity Portfolio		The Small Capitalization– Mid Capitalization Equity Portfolio		The Institutional Small Capitalization– Mid Capitalization Equity Portfolio
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Operations:
Net investment income	$16,960	$11,708	$357	$405	$751	$774
Net realized gains/(losses) from investments	204,695	93,520	7,394	9,846	12,527	30,536
Change in unrealized appreciation/(depreciation) from investments	(61,045)	86,809	(9,721)	7,276	(11,670)	(4,556)

Change in net assets resulting from operations	160,610	192,037	(1,970)	17,527	1,608	26,754

Distributions to Shareholders from:
HC Strategic Shares	(100,792)	(54,197)	(9,174)	(391)	(33,456)	(14,253)
HC Advisors Shares(a)	(25)	(98)	(6)	(1)	(8)	(23)

Change in net assets resulting from distributions	(100,817)	(54,295)	(9,180)	(392)	(33,464)	(14,276)

HC Strategic Shares
Proceeds from shares issued	431,839	151,336	2,553	3,677	19,760	18,867
Proceeds from reinvestment of dividends	99,183	53,469	8,315	323	33,262	14,112
Cost of shares redeemed	(242,575)	(188,900)	(14,609)	(18,022)	(33,534)	(29,666)

Change in net assets from HC Strategic Shares of beneficial interest	288,447	15,905	(3,741)	(14,022)	19,488	3,313

HC Advisors Shares(a)
Proceeds from shares issued	32	11	3	—	10	26
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	(1,054)	(1,219)	(108)	(39)	(133)	(154)

Change in net assets from HC Advisors Shares of beneficial interest	(1,022)	(1,208)	(105)	(39)	(123)	(128)

Change in net assets from shares of beneficial interest	287,425	14,697	(3,846)	(14,061)	19,365	3,185

Change in net assets	347,218	152,439	(14,996)	3,074	(12,491)	15,663

Net Assets:
Beginning of period	1,188,741	1,036,302	110,610	107,536	159,906	144,243

End of period	$1,535,959	$1,188,741	$95,614	$110,610	$147,415	$159,906

Share Transactions:
HC Strategic Shares
Issued	25,010	8,511	95	134	1,362	1,066
Reinvested	6,154	3,080	368	12	2,767	828
Redeemed	(13,348)	(10,746)	(563)	(659)	(2,348)	(1,638)

Change in HC Strategic Shares	17,816	845	(100)	(513)	1,781	256

HC Advisors Shares(a)
Issued	2	1	—	—	1	1
Redeemed	(58)	(70)	(4)	(1)	(8)	(9)

Change in HC Advisors Shares	(56)	(69)	(4)	(1)	(7)	(8)

Total change in shares	17,760	776	(104)	(514)	1,774	248

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Real Estate Securities Portfolio		The Commodity Returns Strategy Portfolio(a)		The ESG Growth Portfolio
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Operations:
Net investment income	$2,453	$2,175	$13,522	$20,980	$3,832	$4,318
Net realized gains/(losses) from investments	4,932	1,711	14,422	20,397	11,942	1,856
Change in unrealized appreciation/(depreciation) from investments	7,824	646	(120,763)	100,666	(13,544)	8,860

Change in net assets resulting from operations	15,209	4,532	(92,819)	142,043	2,230	15,034

Distributions to Shareholders from:
HC Strategic Shares	(3,952)	(5,588)	(14,912)	(25,672)	(8,913)	(4,367)
HC Advisors Shares(b)	—	—	(6)	(31)	—	—

Change in net assets resulting from distributions	(3,952)	(5,588)	(14,918)	(25,703)	(8,913)	(4,367)

HC Strategic Shares
Proceeds from shares issued	13,081	16,037	14,080	59,959	5,591	9,739
Proceeds from reinvestment of dividends	3,682	5,446	11,539	21,931	5,792	1,277
Cost of shares redeemed	(39,552)	(12,620)	(619,892)	(101,457)	(22,245)	(3,803)

Change in net assets from HC Strategic Shares of beneficial interest	(22,789)	8,863	(594,273)	(19,567)	(10,862)	7,213

HC Advisors Shares(b)
Proceeds from shares issued	—	—	13	83	—	—
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	—	—	(663)	(613)	(1)	—

Change in net assets from HC Advisors Shares of beneficial interest	—	—	(650)	(530)	(1)	—

Change in net assets from shares of beneficial interest	(22,789)	8,863	(594,923)	(20,097)	(10,863)	7,213

Change in net assets	(11,532)	7,807	(702,660)	96,243	(17,546)	17,880

Net Assets:
Beginning of period	131,601	123,794	862,129	765,886	166,524	148,644

End of period	$120,069	$131,601	$159,469	$862,129	$148,978	$166,524

Share Transactions:
HC Strategic Shares
Issued	4,193	5,549	1,491	6,283	529	837
Reinvested	1,281	1,840	1,301	2,322	565	112
Redeemed	(12,671)	(4,276)	(73,508)	(10,504)	(2,038)	(328)

Change in HC Strategic Shares	(7,197)	3,113	(70,716)	(1,899)	(944)	621

HC Advisors Shares(b)
Issued	—	—	—	10	—	—
Redeemed	—	—	(72)	(64)	—	—

Change in HC Advisors Shares	—	—	(72)	(54)	—	—

Total change in shares	(7,197)	3,113	(70,788)	(1,953)	(944)	621

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. Please see Note 2.N. in the Notes to Financial Statements for basis of consolidation.

(b)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Catholic SRI Growth Portfolio		The International Equity Portfolio		The Institutional International Equity Portfolio
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Operations:
Net investment income	$1,181	$790	$34,757	$37,564	$76,229	$81,258
Net realized gains/(losses) from investments	3,159	848	(10,948)	10,324	(196)	109,552
Change in unrealized appreciation/(depreciation) from investments	(3,046)	1,505	(42,918)	22,266	(80,298)	(45,376)

Change in net assets resulting from operations	1,294	3,143	(19,109)	70,154	(4,265)	145,434

Distributions to Shareholders from:
HC Strategic Shares	(3,740)	(1,524)	(35,540)	(37,147)	(175,500)	(96,060)
HC Advisors Shares(a)	—	—	(3)	(52)	(35)	(124)

Change in net assets resulting from distributions	(3,740)	(1,524)	(35,543)	(37,199)	(175,535)	(96,184)

HC Strategic Shares
Proceeds from shares issued	22,409	122	47,958	74,982	111,172	217,409
Proceeds from reinvestment of dividends	3,740	1,524	24,844	26,226	158,564	80,159
Cost of shares redeemed	(1,715)	(1,844)	(320,394)	(155,020)	(536,181)	(466,891)

Change in net assets from HC Strategic Shares of beneficial interest	24,434	(198)	(247,592)	(53,812)	(266,445)	(169,323)

HC Advisors Shares(a)
Proceeds from shares issued	—	—	82	1	95	100
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	(1)	—	(1,631)	(648)	(1,895)	(2,393)

Change in net assets from HC Advisors Shares of beneficial interest	(1)	—	(1,549)	(647)	(1,800)	(2,293)

Change in net assets from shares of beneficial interest	24,433	(198)	(249,141)	(54,459)	(268,245)	(171,616)

Change in net assets	21,987	1,421	(303,793)	(21,504)	(448,045)	(122,366)

Net Assets:
Beginning of period	29,414	27,993	1,214,852	1,236,356	2,334,221	2,456,587

End of period	$51,401	$29,414	$911,059	$1,214,852	$1,886,176	$2,334,221

Share Transactions:
HC Strategic Shares
Issued	1,830	10	4,609	6,628	11,561	19,692
Reinvested	341	119	2,422	2,429	17,309	7,360
Redeemed	(144)	(143)	(32,177)	(13,814)	(55,215)	(42,632)

Change in HC Strategic Shares	2,027	(14)	(25,146)	(4,757)	(26,345)	(15,580)

HC Advisors Shares(a)
Issued	—	—	8	—	10	9
Redeemed	—	—	(163)	(57)	(187)	(216)

Change in HC Advisors Shares	—	—	(155)	(57)	(177)	(207)

Total change in shares	2,027	(14)	(25,301)	(4,814)	(26,522)	(15,787)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Emerging Markets Portfolio		The Core Fixed Income Portfolio		The Fixed Income Opportunity Portfolio
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Operations:
Net investment income	$35,359	$37,719	$1,737	$1,807	$38,199	$37,315
Net realized gains/(losses) from investments	(56,290)	73,320	(208)	(14)	71	7,004
Change in unrealized appreciation/(depreciation) from investments	77,271	(76,982)	3,640	(2,115)	15,717	(17,271)

Change in net assets resulting from operations	56,340	34,057	5,169	(322)	53,987	27,048

Distributions to Shareholders from:
HC Strategic Shares	(29,759)	(37,919)	(1,823)	(1,807)	(38,443)	(36,991)
HC Advisors Shares(a)	(15)	(59)	(8)	(59)	(4)	(36)

Change in net assets resulting from distributions	(29,774)	(37,978)	(1,831)	(1,866)	(38,447)	(37,027)

HC Strategic Shares
Proceeds from shares issued	139,680	152,878	11,131	11,829	47,965	69,888
Proceeds from reinvestment of dividends	25,237	32,032	1,817	1,802	33,241	32,361
Cost of shares redeemed	(357,243)	(324,405)	(13,401)	(31,780)	(172,169)	(92,686)

Change in net assets from HC Strategic Shares of beneficial interest	(192,326)	(139,495)	(453)	(18,149)	(90,963)	9,563

HC Advisors Shares(a)
Proceeds from shares issued	101	43	11	320	1	74
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	(1,527)	(1,325)	(1,378)	(1,829)	(363)	(495)

Change in net assets from HC Advisors Shares of beneficial interest	(1,426)	(1,282)	(1,367)	(1,509)	(362)	(421)

Change in net assets from shares of beneficial interest	(193,752)	(140,777)	(1,820)	(19,658)	(91,325)	9,142

Change in net assets	(167,186)	(144,698)	1,518	(21,846)	(75,785)	(837)

Net Assets:
Beginning of period	1,633,314	1,778,012	66,749	88,595	673,633	674,470

End of period	$1,466,128	$1,633,314	$68,267	$66,749	$597,848	$673,633

Share Transactions:
HC Strategic Shares
Issued	7,970	7,956	1,160	1,218	7,007	9,968
Reinvested	1,571	1,658	190	186	4,862	4,672
Redeemed	(20,514)	(16,917)	(1,398)	(3,261)	(24,924)	(13,264)

Change in HC Strategic Shares	(10,973)	(7,303)	(48)	(1,857)	(13,055)	1,376

HC Advisors Shares(a)
Issued	6	3	1	32	—	10
Redeemed	(88)	(68)	(144)	(190)	(53)	(71)

Change in HC Advisors Shares	(82)	(65)	(143)	(158)	(53)	(61)

Total change in shares	(11,055)	(7,368)	(191)	(2,015)	(13,108)	1,315

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The U.S. Government Fixed Income Securities Portfolio		The Inflation Protected Securities Portfolio		The U.S. Corporate Fixed Income Securities Portfolio
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Operations:
Net investment income	$5,964	$3,951	$8,742	$10,021	$10,164	$8,031
Net realized gains/(losses) from investments	(572)	(604)	(1,262)	(534)	(523)	336
Change in unrealized appreciation/(depreciation) from investments	14,782	(5,057)	8,685	(2,329)	21,518	(11,731)

Change in net assets resulting from operations	20,174	(1,710)	16,165	7,158	31,159	(3,364)

Distributions to Shareholders from:
HC Strategic Shares	(5,899)	(3,895)	(9,032)	(8,925)	(10,131)	(8,809)

Change in net assets resulting from distributions	(5,899)	(3,895)	(9,032)	(8,925)	(10,131)	(8,809)

HC Strategic Shares
Proceeds from shares issued	81,740	42,103	22,684	63,067	29,116	56,118
Proceeds from reinvestment of dividends	4,878	3,129	7,322	7,611	8,351	7,308
Cost of shares redeemed	(28,739)	(21,845)	(81,366)	(29,451)	(33,196)	(19,205)

Change in net assets from HC Strategic Shares of beneficial interest	57,879	23,387	(51,360)	41,227	4,271	44,221

HC Advisors Shares(a)
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	—	—	(1)	—	—	—

Change in net assets from HC Advisors Shares of beneficial interest	—	—	(1)	—	—	—

Change in net assets from shares of beneficial interest	57,879	23,387	(51,361)	41,227	4,271	44,221

Change in net assets	72,154	17,782	(44,228)	39,460	25,299	32,048

Net Assets:
Beginning of period	233,377	215,595	401,457	361,997	286,956	254,908

End of period	$305,531	$233,377	$357,229	$401,457	$312,255	$286,956

Share Transactions:
HC Strategic Shares
Issued	8,575	4,358	2,296	6,280	2,985	5,682
Reinvested	503	322	743	757	857	738
Redeemed	(2,968)	(2,243)	(8,211)	(2,920)	(3,408)	(1,936)

Change in HC Strategic Shares	6,110	2,437	(5,172)	4,117	434	4,484

HC Advisors Shares(a)
Issued	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Change in HC Advisors Shares	—	—	—	—	—	—

Total change in shares	6,110	2,437	(5,172)	4,117	434	4,484

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio		The Short-Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond Portfolio
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Operations:
Net investment income	$5,375	$4,283	$1,436	$367	$8,515	$7,639
Net realized gains/(losses) from investments	636	(686)	(1)	(2)	322	1,004
Change in unrealized appreciation/(depreciation) from investments	5,649	(4,024)	1,311	(66)	11,738	(8,265)

Change in net assets resulting from operations	11,660	(427)	2,746	299	20,575	378

Distributions to Shareholders from:
HC Strategic Shares	(6,006)	(5,116)	(1,415)	(347)	(8,566)	(7,581)
HC Advisors Shares(a)	—	—	—	—	(8)	(26)

Change in net assets resulting from distributions	(6,006)	(5,116)	(1,415)	(347)	(8,574)	(7,607)

HC Strategic Shares
Proceeds from shares issued	23,624	37,726	35,021	67,127	34,264	42,500
Proceeds from reinvestment of dividends	4,893	4,123	1,359	340	8,143	7,137
Cost of shares redeemed	(22,906)	(15,002)	(11,049)	(5,595)	(44,510)	(44,369)

Change in net assets from HC Strategic Shares of beneficial interest	5,611	26,847	25,331	61,872	(2,103)	5,268

HC Advisors Shares(a)
Proceeds from shares issued	—	—	—	—	—	129
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	—	—	—	—	(1,009)	(530)

Change in net assets from HC Advisors Shares of beneficial interest	—	—	—	—	(1,009)	(401)

Change in net assets from shares of beneficial interest	5,611	26,847	25,331	61,872	(3,112)	4,867

Change in net assets	11,265	21,304	26,662	61,824	8,889	(2,362)

Net Assets:
Beginning of period	205,138	183,834	79,612	17,788	384,208	386,570

End of period	$216,403	$205,138	$106,274	$79,612	$393,097	$384,208

Share Transactions:
HC Strategic Shares
Issued	2,510	3,997	3,558	6,858	3,425	4,253
Reinvested	523	436	138	35	818	715
Redeemed	(2,447)	(1,587)	(1,122)	(572)	(4,453)	(4,468)

Change in HC Strategic Shares	586	2,846	2,574	6,321	(210)	500

HC Advisors Shares(a)
Issued	—	—	—	—	—	13
Redeemed	—	—	—	—	(102)	(54)

Change in HC Advisors Shares	—	—	—	—	(102)	(41)

Total change in shares	586	2,846	2,574	6,321	(312)	459

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (concluded)

(Amounts in thousands)

	The Intermediate Term Municipal Bond II Portfolio
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Operations:
Net investment income	$1,674	$1,657
Net realized gains/(losses) from investments	55	66
Change in unrealized appreciation/(depreciation) from investments	2,276	(1,674)

Change in net assets resulting from operations	4,005	49

Distributions to Shareholders from:
HC Strategic Shares	(1,774)	(1,645)
HC Advisors Shares(a)	(3)	(8)

Change in net assets resulting from distributions	(1,777)	(1,653)

HC Strategic Shares
Proceeds from shares issued	7,915	10,763
Proceeds from reinvestment of dividends	1,672	1,533
Cost of shares redeemed	(10,564)	(7,407)

Change in net assets from HC Strategic Shares of beneficial interest	(977)	4,889

HC Advisors Shares(a)
Proceeds from shares issued	—	33
Cost of shares redeemed	(261)	(138)

Change in net assets from HC Advisors Shares of beneficial interest	(261)	(105)

Change in net assets from shares of beneficial interest	(1,238)	4,784

Change in net assets	990	3,180

Net Assets:
Beginning of period	77,715	74,535

End of period	$78,705	$77,715

Share Transactions:
HC Strategic Shares
Issued	776	1,053
Reinvested	165	151
Redeemed	(1,038)	(729)

Change in HC Strategic Shares	(97)	475

HC Advisors Shares(a)
Issued	—	3
Redeemed	(26)	(13)

Change in HC Advisors Shares	(26)	(10)

Total change in shares	(123)	465

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	HC Advisors Shares are still offered, but no shares are outstanding as of June 30, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:					Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments		Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Value Equity Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$19.95	$0.40	(d)(e)	$1.34	(e)	$1.74	$(0.41)	$(1.07)	$(1.48)	$20.21	9.78%	$583,757	0.21%	0.21%	2.05%	73.55%

Year Ended June 30, 2018	19.53	0.42		1.36		1.78	(0.44)	(0.92)	(1.36)	19.95	9.11%	599,457	0.27%	0.26%	2.10%	58.60%

Year Ended June 30, 2017	17.70	0.42		2.51		2.93	(0.41)	(0.69)	(1.10)	19.53	16.78%	612,508	0.29%	0.28%	2.22%	61.30%

Year Ended June 30, 2016	18.46	0.41		(0.02)		0.39	(0.41)	(0.74)	(1.15)	17.70	2.49%	583,078	0.27%	0.26%	2.35%	66.86%

Year Ended June 30, 2015	17.88	0.36		0.58		0.94	(0.36)	—	(0.36)	18.46	5.27%	622,022	0.29%	0.28%	1.95%	123.19%

HC Advisors Shares

Period Ended May 1, 2019(f)	$19.95	$0.46	(d)(e)	$1.26	(e)	$1.72	$(0.33)	$(1.07)	$(1.40)	$20.27	9.69%	$—	0.46%	0.21%	2.29%	73.55%

Year Ended June 30, 2018	19.52	0.43		1.36		1.79	(0.44)	(0.92)	(1.36)	19.95	9.17%	675	0.52%	0.26%	2.08%	58.60%

Year Ended June 30, 2017	17.69	0.42		2.51		2.93	(0.41)	(0.69)	(1.10)	19.52	16.79%	845	0.54%	0.28%	2.22%	61.30%

Year Ended June 30, 2016	18.46	0.44		(0.06)		0.38	(0.41)	(0.74)	(1.15)	17.69	2.43%	786	0.52%	0.26%	2.38%	66.86%

Year Ended June 30, 2015	17.88	0.36		0.58		0.94	(0.36)	—	(0.36)	18.46	5.27%	1,163	0.54%	0.28%	1.94%	123.19%

The Institutional Value Equity Portfolio HC Strategic Shares

Year Ended June 30, 2019	$12.95	$0.29	(d)(e)	$0.73	(e)	$1.02	$(0.28)	$(0.90)	$(1.18)	$12.79	9.14%	$1,497,901	0.19%	0.19%	2.26%	39.29%

Year Ended June 30, 2018	12.99	0.26		0.83		1.09	(0.27)	(0.86)	(1.13)	12.95	8.35%	928,683	0.26%	0.25%	2.04%	68.39%

Year Ended June 30, 2017	11.99	0.27		1.69		1.96	(0.26)	(0.70)	(0.96)	12.99	16.66%	797,147	0.29%	0.28%	2.08%	55.25%

Year Ended June 30, 2016	13.49	0.27		(0.05)		0.22	(0.27)	(1.45)	(1.72)	11.99	2.44%	912,029	0.26%	0.25%	2.24%	67.08%

Year Ended June 30, 2015	14.79	0.27		0.44		0.71	(0.28)	(1.73)	(2.01)	13.49	5.05%	915,067	0.28%	0.27%	1.95%	119.98%

HC Advisors Shares

Period Ended May 13, 2019(g)	$12.96	$0.30	(d)(e)	$0.16	(e)	$0.46	$(0.22)	$(0.90)	$(1.12)	$12.30	4.38%	$—	0.44%	0.19%	2.36%	39.29%

Year Ended June 30, 2018	13.00	0.30		0.79		1.09	(0.27)	(0.86)	(1.13)	12.96	8.34%	738	0.51%	0.25%	1.99%	68.39%

Year Ended June 30, 2017	12.00	0.27		1.69		1.96	(0.26)	(0.70)	(0.96)	13.00	16.65%	1,493	0.54%	0.28%	2.13%	55.25%

Year Ended June 30, 2016	13.50	0.28		(0.06)		0.22	(0.27)	(1.45)	(1.72)	12.00	2.44%	1,435	0.51%	0.25%	2.25%	67.08%

Year Ended June 30, 2015	14.79	0.27		0.45		0.72	(0.28)	(1.73)	(2.01)	13.50	5.12%	1,613	0.53%	0.27%	1.96%	119.98%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)

The amounts reported for a share outstanding throughout the period may not correlate to the aggregate amounts for the fiscal period due to the timing of sales and repurchases of Portfolio shares in relation to income earned and/or fluctuating fair value of the investments of the Portfolio.

(f)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(g)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:					Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments		Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2019	$23.54	$0.30	(d)	$2.30		$2.60	$(0.30)	$(1.32)	$(1.62)	$24.52	12.22%	$802,838	0.25%	0.25%	1.28%	41.31%
Year Ended June 30, 2018	20.90	0.22		3.70		3.92	(0.22)	(1.06)	(1.28)	23.54	19.12%	808,868	0.30%	0.29%	0.96%	39.77%
Year Ended June 30, 2017	18.78	0.19		3.27		3.46	(0.19)	(1.15)	(1.34)	20.90	19.31%	786,563	0.31%	0.31%	0.98%	38.28%
Year Ended June 30, 2016	22.37	0.20		1.03		1.23	(0.20)	(4.62)	(4.82)	18.78	5.88%	763,770	0.29%	0.29%	0.99%	38.90%
Year Ended June 30, 2015	20.51	0.19		2.10		2.29	(0.19)	(0.24)	(0.43)	22.37	11.27%	872,004	0.30%	0.30%	0.88%	57.33%

HC Advisors Shares
Period Ended May 1, 2019(e)	$23.50	$0.28	(d)	$2.00		$2.28	$(0.23)	$(1.32)	$(1.55)	$24.23	10.77%	$—	0.51%	0.26%	1.19%	41.31%
Year Ended June 30, 2018	20.86	0.22		3.70		3.92	(0.22)	(1.06)	(1.28)	23.50	19.16%	922	0.55%	0.29%	0.94%	39.77%
Year Ended June 30, 2017	18.76	0.19		3.25		3.44	(0.19)	(1.15)	(1.34)	20.86	19.23%	1,118	0.56%	0.31%	0.98%	38.28%
Year Ended June 30, 2016	22.35	0.22		1.01		1.23	(0.20)	(4.62)	(4.82)	18.76	5.89%	1,085	0.54%	0.29%	1.00%	38.90%
Year Ended June 30, 2015	20.48	0.19		2.11		2.30	(0.19)	(0.24)	(0.43)	22.35	11.34%	1,623	0.55%	0.30%	0.88%	57.33%

The Institutional Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2019	$18.25	$0.24	(d)(f)	$1.59	(f)	$1.83	$(0.24)	$(1.31)	$(1.55)	$18.53	11.46%	$1,535,959	0.23%	0.23%	1.31%	69.93%
Year Ended June 30, 2018	16.10	0.18		2.82		3.00	(0.18)	(0.67)	(0.85)	18.25	18.97%	1,187,715	0.28%	0.28%	1.04%	43.36%
Year Ended June 30, 2017	14.80	0.17		2.48		2.65	(0.17)	(1.18)	(1.35)	16.10	19.03%	1,034,294	0.29%	0.29%	1.06%	21.93%
Year Ended June 30, 2016	17.14	0.16		0.85		1.01	(0.16)	(3.19)	(3.35)	14.80	6.36%	1,282,473	0.27%	0.27%	1.05%	37.43%
Year Ended June 30, 2015	16.59	0.16		1.63		1.79	(0.15)	(1.09)	(1.24)	17.14	11.14%	1,317,132	0.29%	0.28%	0.93%	96.81%

HC Advisors Shares
Period Ended May 13, 2019(g)	$18.25	$0.25	(d)(f)	$0.72	(f)	$0.97	$(0.19)	$(1.31)	$(1.50)	$17.72	6.27%	$—	0.48%	0.23%	1.36%	69.93%
Year Ended June 30, 2018	16.10	0.20		2.80		3.00	(0.18)	(0.67)	(0.85)	18.25	18.97%	1,026	0.53%	0.28%	1.00%	43.36%
Year Ended June 30, 2017	14.80	0.17		2.48		2.65	(0.17)	(1.18)	(1.35)	16.10	19.03%	2,008	0.54%	0.29%	1.08%	21.93%
Year Ended June 30, 2016	17.15	0.17		0.83		1.00	(0.16)	(3.19)	(3.35)	14.80	6.30%	1,931	0.52%	0.27%	1.05%	37.43%
Year Ended June 30, 2015	16.59	0.16		1.64		1.80	(0.15)	(1.09)	(1.24)	17.15	11.20%	2,187	0.54%	0.28%	0.93%	96.81%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(f)

The amounts reported for a share outstanding throughout the period may not correlate to the aggregate amounts for the fiscal period due to the timing of sales and repurchases of Portfolio shares in relation to income earned and/or fluctuating fair value of the investments of the Portfolio.

(g)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:								Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital		Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2019	$29.52	$0.10	(d)	$(0.77)	$(0.67)	$(0.13)	$(2.47)	$—		$(2.60)	$26.25	(0.81)%	$95,614	0.68%	0.67%	0.36%	79.39%
Year Ended June 30, 2018	25.23	0.10		4.29	4.39	(0.10)	—	—		(0.10)	29.52	17.42%	110,489	0.77%	0.76%	0.37%	61.65%
Year Ended June 30, 2017	21.04	0.02		4.20	4.22	(0.03)	—	—		(0.03)	25.23	20.07%	107,395	0.83%	0.82%	0.09%	48.52%
Year Ended June 30, 2016	22.68	0.02		(1.65)	(1.63)	(0.01)	—	—	(e)	(0.01)	21.04	(7.17)%	98,325	0.79%	0.76%	0.09%	48.89%
Year Ended June 30, 2015	21.22	(0.01)		1.48	1.47	(0.01)	—	—		(0.01)	22.68	6.91%	114,754	0.83%	0.82%	(0.06)%	67.34%

HC Advisors Shares

Period Ended May 1, 2019(f)	$29.49	$0.08	(d)	$(0.97)	$(0.89)	$(0.10)	$(2.47)	$—		$(2.57)	$26.03	(1.62)%	$—	0.93%	0.66%	0.27%	79.39%

Year Ended June 30, 2018	25.21	0.10		4.28	4.38	(0.10)	—	—		(0.10)	29.49	17.40%	121	1.02%	0.76%	0.36%	61.65%

Year Ended June 30, 2017	21.02	0.02		4.20	4.22	(0.03)	—	—		(0.03)	25.21	20.09%	141	1.08%	0.82%	0.09%	48.52%

Year Ended June 30, 2016	22.66	0.01		(1.64)	(1.63)	(0.01)	—	—	(e)	(0.01)	21.02	(7.18)%	131	1.04%	0.76%	0.08%	48.89%

Year Ended June 30, 2015	21.20	(0.01)		1.48	1.47	(0.01)	—	—		(0.01)	22.66	6.92%	195	1.08%	0.82%	(0.06)%	67.34%

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$18.39	$0.08	(d)	$(0.54)	$(0.46)	$(0.08)	$(3.77)	$—		$(3.85)	$14.08	1.22%	$147,415	0.56%	0.56%	0.49%	52.75%

Year Ended June 30, 2018	17.08	0.08		2.88	2.96	(0.08)	(1.57)	—		(1.65)	18.39	18.11%	159,774	0.70%	0.70%	0.49%	95.15%

Year Ended June 30, 2017	14.57	0.02		2.81	2.83	(0.03)	(0.29)	—		(0.32)	17.08	19.50%	143,995	0.75%	0.75%	0.14%	47.63%

Year Ended June 30, 2016	16.61	0.03		(1.15)	(1.12)	—	(0.90)	(0.02)		(0.92)	14.57	(6.69)%	192,253	0.72%	0.69%	0.17%	52.38%

Year Ended June 30, 2015	17.19	0.01		1.14	1.15	(0.01)	(1.72)	—		(1.73)	16.61	7.43%	200,423	0.81%	0.80%	0.03%	83.94%

HC Advisors Shares

Period Ended May 13, 2019(g)	$18.39	$0.06	(d)	$(1.12)	$(1.06)	$(0.07)	$(3.77)	$—		$(3.84)	$13.49	(3.12)%	$—	0.81%	0.56%	0.37%	52.75%

Year Ended June 30, 2018	17.07	0.10		2.87	2.97	(0.08)	(1.57)	—		(1.65)	18.39	18.18%	132	0.95%	0.70%	0.50%	95.15%

Year Ended June 30, 2017	14.57	0.03		2.79	2.82	(0.03)	(0.29)	—		(0.32)	17.07	19.43%	248	1.00%	0.75%	0.16%	47.63%

Year Ended June 30, 2016	16.61	0.03		(1.15)	(1.12)	—	(0.90)	(0.02)		(0.92)	14.57	(6.69)%	235	0.97%	0.69%	0.16%	52.38%

Year Ended June 30, 2015	17.19	0.01		1.14	1.15	(0.01)	(1.72)	—		(1.73)	16.61	7.43%	265	1.06%	0.80%	0.03%	83.94%

The Real Estate Securities Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$2.99	$0.06	(d)	$0.30	$0.36	$(0.06)	$(0.03)	$—		$(0.09)	$3.26	12.54%	$120,069	0.77%	0.77%	1.89%	48.08%

Year Ended June 30, 2018	3.03	0.05		0.05	0.10	(0.05)	(0.09)	—		(0.14)	2.99	3.20%	131,601	0.74%	0.74%	1.76%	49.59%

Year Ended June 30, 2017	3.39	0.04		(0.05)	(0.01)	(0.04)	(0.31)	—		(0.35)	3.03	0.44%	123,794	0.77%	0.77%	1.19%	58.32%

Year Ended June 30, 2016	3.24	0.05		0.52	0.57	(0.04)	(0.38)	—		(0.42)	3.39	18.81%	151,512	0.77%	0.77%	1.44%	51.03%

Year Ended June 30, 2015	3.20	0.04		0.21	0.25	(0.05)	(0.16)	—		(0.21)	3.24	7.44%	132,758	0.79%	0.79%	1.22%	60.49%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	Amounts round to less than $0.005 per share.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(g)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Commodity Returns Strategy Portfolio(d)
HC Strategic Shares

Year Ended June 30, 2019	$9.76	$0.24	(e)	$(0.61)	$(0.37)	$(0.30)	$—	$(0.30)	$9.09	(3.73)%	$159,469	0.36%	0.32%	2.62%	14.57%

Year Ended June 30, 2018	8.48	0.23		1.34	1.57	(0.29)	—	(0.29)	9.76	18.61%	861,431	0.40%	0.35%	2.46%	28.82%

Year Ended June 30, 2017	7.87	0.18		0.60	0.78	(0.17)	—	(0.17)	8.48	9.87%	764,818	0.42%	0.42%	1.99%	56.34%

Year Ended June 30, 2016	8.80	0.14		(0.94)	(0.80)	(0.13)	—	(0.13)	7.87	(9.01)%	1,111,071	0.44%	0.44%	1.89%	130.01%

Year Ended June 30, 2015	11.64	0.13		(2.79)	(2.66)	(0.14)	(0.04)	(0.18)	8.80	(22.91)%	1,193,003	0.63%	0.63%	1.40%	63.29%

HC Advisors Shares

Period Ended May 13, 2019(f)	$9.76	$0.23	(e)	$(1.09)	$(0.86)	$(0.22)	$—	$(0.22)	$8.68	(8.84)%	$—	0.62%	0.32%	2.48%	14.57%

Year Ended June 30, 2018	8.48	0.20		1.37	1.57	(0.29)	—	(0.29)	9.76	18.61%	698	0.65%	0.35%	2.38%	28.82%

Year Ended June 30, 2017	7.86	0.17		0.62	0.79	(0.17)	—	(0.17)	8.48	10.01%	1,068	0.67%	0.42%	1.99%	56.34%

Year Ended June 30, 2016	8.80	0.14		(0.95)	(0.81)	(0.13)	—	(0.13)	7.86	(9.12)%	1,351	0.69%	0.44%	1.86%	130.01%

Year Ended June 30, 2015	11.63	0.13		(2.78)	(2.65)	(0.14)	(0.04)	(0.18)	8.80	(22.84)%	1,635	0.88%	0.63%	1.37%	63.29%

The ESG Growth Portfolio HC Strategic Shares

Year Ended June 30, 2019	$11.42	$0.28	(e)	$(0.10)	$0.18	$(0.30)	$(0.38)	$(0.68)	$10.92	2.06%	$148,978	0.34%	0.34%	2.52%	171.95%

Year Ended June 30, 2018	10.65	0.30		0.78	1.08	(0.31)	—	(0.31)	11.42	10.16%	166,523	0.29%	0.29%	2.69%	15.54%

Year Ended June 30, 2017	9.34	0.27		1.32	1.59	(0.28)	—	(0.28)	10.65	17.19%	148,643	0.35%	0.34%	2.70%	25.45%

Period Ended June 30, 2016(g)	10.00	0.24		(0.65)	(0.41)	(0.23)	(0.02)	(0.25)	9.34	(4.16)%	121,325	0.42%	0.42%	2.76%	35.90%

HC Advisors Shares

Period Ended June 14, 2019(h)	$11.41	$0.28	(e)	$(0.29)	$(0.01)	$(0.21)	$(0.38)	$(0.59)	$10.81	0.32%	$—	0.60%	0.35%	2.56%	171.95%

Year Ended June 30, 2018	10.64	0.30		0.78	1.08	(0.31)	—	(0.31)	11.41	10.17%	1	0.54%	0.29%	2.67%	15.54%

Year Ended June 30, 2017	9.34	0.27		1.31	1.58	(0.28)	—	(0.28)	10.64	17.08%	1	0.60%	0.34%	2.67%	25.45%

Period Ended June 30, 2016(g)	10.00	0.24		(0.65)	(0.41)	(0.23)	(0.02)	(0.25)	9.34	(4.16)%	1	0.67%	0.42%	2.76%	35.90%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Statement has been consolidated. See Note 2.N. in the Notes to Financial Statements for basis of consolidation.
(e)	Per share amounts are based on average shares outstanding.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(g)	For the period July 14, 2015 (commencement of operations) through June 30, 2016.
(h)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

The Catholic SRI Growth Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$12.71	$0.31	(d)	$(0.14)	$0.17	$(0.31)	$(0.73)	$(1.04)	$11.84	2.16%	$51,401	0.41%	0.31%	2.60%	179.66%

Year Ended June 30, 2018	12.02	0.34		1.00	1.34	(0.34)	(0.31)	(0.65)	12.71	11.23%	29,413	0.37%	0.31%	2.65%	17.01%

Year Ended June 30, 2017	10.75	0.31		1.58	1.89	(0.35)	(0.27)	(0.62)	12.02	18.02%	27,992	0.57%	0.31%	2.85%	27.41%

Period Ended June 30, 2016(e)	10.00	0.19		0.74	0.93	(0.18)	—	(0.18)	10.75	8.81%	20,324	0.84%	0.31%	3.88%	25.63%

HC Advisors Shares

Period Ended June 14, 2019(f)	$12.72	$0.31	(d)	$(0.39)	$(0.08)	$(0.20)	$(0.73)	$(0.93)	$11.71	0.07%	$—	0.66%	0.31%	2.60%	179.66%

Year Ended June 30, 2018	12.03	0.35		0.99	1.34	(0.34)	(0.31)	(0.65)	12.72	11.22%	1	0.62%	0.31%	2.72%	17.01%

Year Ended June 30, 2017	10.76	0.32		1.57	1.89	(0.35)	(0.27)	(0.62)	12.03	18.00%	1	0.82%	0.31%	2.77%	27.41%

Period Ended June 30, 2016(e)	10.00	0.19		0.75	0.94	(0.18)	—	(0.18)	10.76	8.91%	1	1.09%	0.31%	3.88%	25.63%

The International Equity Portfolio HC Strategic Shares

Year Ended June 30, 2019	$10.74	$0.34	(d)	$(0.32)	$0.02	$(0.39)	$—	$(0.39)	$10.37	0.24%	$911,059	0.47%	0.47%	3.28%	54.91%

Year Ended June 30, 2018	10.48	0.33		0.26	0.59	(0.33)	—	(0.33)	10.74	5.60%	1,213,191	0.44%	0.44%	2.88%	29.94%

Year Ended June 30, 2017	9.00	0.29		1.49	1.78	(0.30)	—	(0.30)	10.48	19.75%	1,234,134	0.43%	0.42%	2.74%	52.75%

Year Ended June 30, 2016	11.18	0.28		(1.40)	(1.12)	(0.27)	(0.79)	(1.06)	9.00	(10.15)%	1,165,041	0.38%	0.37%	2.75%	42.41%

Year Ended June 30, 2015	13.56	0.30		(0.96)	(0.66)	(0.34)	(1.38)	(1.72)	11.18	(4.50)%	1,522,384	0.38%	0.38%	2.61%	48.85%

HC Advisors Shares

Period Ended May 1, 2019(g)	$10.75	$0.20	(d)	$(0.17)	$0.03	$(0.03)	$—	$(0.03)	$10.75	0.31%	$—	0.72%	0.46%	1.95%	54.91%

Year Ended June 30, 2018	10.49	0.38		0.21	0.59	(0.33)	—	(0.33)	10.75	5.60%	1,661	0.69%	0.44%	2.77%	29.94%

Year Ended June 30, 2017	9.00	0.28		1.51	1.79	(0.30)	—	(0.30)	10.49	19.87%	2,222	0.68%	0.42%	2.79%	52.75%

Year Ended June 30, 2016	11.18	0.28		(1.40)	(1.12)	(0.27)	(0.79)	(1.06)	9.00	(10.16)%	1,986	0.63%	0.37%	2.64%	42.41%

Year Ended June 30, 2015	13.56	0.30		(0.96)	(0.66)	(0.34)	(1.38)	(1.72)	11.18	(4.50)%	3,032	0.63%	0.38%	2.59%	48.85%

The Institutional International Equity Portfolio HC Strategic Shares

Year Ended June 30, 2019	$10.57	$0.34	(d)	$(0.40)	$(0.06)	$(0.42)	$(0.39)	$(0.81)	$9.70	0.09%	$1,886,176	0.42%	0.42%	3.46%	37.56%

Year Ended June 30, 2018	10.38	0.35		0.26	0.61	(0.40)	(0.02)	(0.42)	10.57	5.77%	2,332,353	0.40%	0.40%	3.11%	40.38%

Year Ended June 30, 2017	8.87	0.28		1.52	1.80	(0.29)	—	(0.29)	10.38	20.38%	2,452,608	0.40%	0.40%	2.83%	52.79%

Year Ended June 30, 2016	10.58	0.28		(1.28)	(1.00)	(0.27)	(0.44)	(0.71)	8.87	(9.54)%	2,586,742	0.36%	0.36%	3.00%	43.96%

Year Ended June 30, 2015	12.58	0.29		(0.89)	(0.60)	(0.32)	(1.08)	(1.40)	10.58	(4.38)%	2,869,985	0.36%	0.36%	2.69%	52.55%

HC Advisors Shares

Period Ended May 13, 2019(h)	$10.56	$0.22	(d)	$(0.69)	$(0.47)	$(0.15)	$(0.39)	$(0.54)	$9.55	(4.06)%	$—	0.67%	0.42%	2.14%	37.56%

Year Ended June 30, 2018	10.37	0.30		0.31	0.61	(0.40)	(0.02)	(0.42)	10.56	5.78%	1,868	0.65%	0.40%	2.78%	40.38%

Year Ended June 30, 2017	8.86	0.28		1.52	1.80	(0.29)	—	(0.29)	10.37	20.40%	3,979	0.65%	0.40%	2.84%	52.79%

Year Ended June 30, 2016	10.57	0.28		(1.28)	(1.00)	(0.27)	(0.44)	(0.71)	8.86	(9.56)%	3,554	0.61%	0.36%	2.98%	43.96%

Year Ended June 30, 2015	12.57	0.30		(0.90)	(0.60)	(0.32)	(1.08)	(1.40)	10.57	(4.38)%	4,108	0.61%	0.36%	2.81%	52.55%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	For the period January 12, 2016 (commencement of operations) through June 30, 2016.
(f)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.
(g)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(h)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Emerging Markets Portfolio
HC Strategic Shares
Year Ended June 30, 2019	$17.78	$0.39	(d)	$0.30	$0.69	$(0.33)	$—	$(0.33)	$18.14		4.11%	$1,466,128	0.58%	0.58%	2.24%	50.01%
Year Ended June 30, 2018	17.92	0.40	(d)	(0.13)	0.27	(0.41)	—	(0.41)	17.78		1.34%	1,631,863	0.67%	0.67%	2.09%	54.90%
Year Ended June 30, 2017	15.15	0.35		2.84	3.19	(0.42)	—	(0.42)	17.92		21.51%	1,775,379	0.59%	0.59%	2.04%	60.79%
Year Ended June 30, 2016	17.58	0.37		(2.44)	(2.07)	(0.36)	—	(0.36)	15.15		(11.66)%	1,833,571	0.57%	0.57%	2.82%	40.02%
Year Ended June 30, 2015	20.01	0.40		(2.11)	(1.71)	(0.41)	(0.31)	(0.72)	17.58		(8.48)%	1,893,047	0.59%	0.59%	2.32%	85.72%

HC Advisors Shares
Period Ended May 13, 2019(e)	$17.78	$0.38	(d)	$(0.58)	$(0.20)	$(0.33)	$—	$(0.33)	$17.25		(0.99)%	$—	0.84%	0.59%	2.19%	50.01%
Year Ended June 30, 2018	17.92	0.38	(d)	(0.11)	0.27	(0.41)	—	(0.41)	17.78		1.34%	1,451	0.92%	0.67%	1.97%	54.90%
Year Ended June 30, 2017	15.15	0.35		2.84	3.19	(0.42)	—	(0.42)	17.92		21.51%	2,633	0.84%	0.59%	2.04%	60.79%
Year Ended June 30, 2016	17.57	0.39		(2.45)	(2.06)	(0.36)	—	(0.36)	15.15		(11.61)%	2,349	0.82%	0.57%	2.69%	40.02%
Year Ended June 30, 2015	20.00	0.42		(2.13)	(1.71)	(0.41)	(0.31)	(0.72)	17.57		(8.49)%	3,017	0.84%	0.59%	2.34%	85.72%

The Core Fixed Income Portfolio
HC Strategic Shares
Year Ended June 30, 2019	$9.49	$0.25	(d)	$0.51	$0.76	$(0.27)	$—	$(0.27)	$9.98		8.12%	$68,267	0.35%	0.35%	2.63%	34.05	%(f)
Year Ended June 30, 2018	9.80	0.22		(0.30)	(0.08)	(0.23)	—	(0.23)	9.49		(0.85)%	65,387	0.33%	0.33%	2.26%	43.79	%(f)
Year Ended June 30, 2017	10.01	0.19		(0.18)	0.01	(0.22)	—	(0.22)	9.80		0.07%	85,653	0.33%	0.33%	1.97%	45.74	%(f)
Year Ended June 30, 2016	9.78	0.21		0.35	0.56	(0.24)	(0.09)	(0.33)	10.01		5.87%	86,767	0.27%	0.27%	2.11%	58.47	%(f)
Year Ended June 30, 2015	9.89	0.19		(0.07)	0.12	(0.22)	(0.01)	(0.23)	9.78		1.16%	96,952	0.27%	0.27%	1.90%	89.60	%(f)

HC Advisors Shares
Period Ended May 13, 2019(e)	$9.49	$0.25	(d)	$0.23	$0.48	$(0.22)	$—	$(0.22)	$9.75		5.14%	$—	0.60%	0.35%	2.63%	34.05	%(f)
Year Ended June 30, 2018	9.79	0.23		(0.30)	(0.07)	(0.23)	—	(0.23)	9.49		(0.75)%	1,362	0.58%	0.33%	2.25%	43.79	%(f)
Year Ended June 30, 2017	10.01	0.20		(0.20)	—	(0.22)	—	(0.22)	9.79		(0.03)%	2,942	0.58%	0.33%	1.97%	45.74	%(f)
Year Ended June 30, 2016	9.77	0.21		0.36	0.57	(0.24)	(0.09)	(0.33)	10.01		5.98%	2,625	0.52%	0.27%	2.11%	58.47	%(f)
Year Ended June 30, 2015	9.88	0.19		(0.07)	0.12	(0.22)	(0.01)	(0.23)	9.77		1.16%	2,796	0.52%	0.27%	1.90%	89.60	%(f)

The Fixed Income Opportunity Portfolio
HC Strategic Shares
Year Ended June 30, 2019	$6.85	$0.40	(d)	$0.17	$0.57	$(0.41)	$—	$(0.41)	$7.01	(g)	8.62%	$597,848	0.47%	0.47%	5.81%	51.53%
Year Ended June 30, 2018	6.95	0.38		(0.10)	0.28	(0.38)	—	(0.38)	6.85		4.06%	673,271	0.44%	0.44%	5.46%	37.57%
Year Ended June 30, 2017	6.62	0.39		0.33	0.72	(0.39)	—	(0.39)	6.95		11.07%	673,681	0.43%	0.43%	5.53%	41.48%
Year Ended June 30, 2016	7.08	0.37		(0.43)	(0.06)	(0.38)	(0.02)	(0.40)	6.62		(0.61)%	784,435	0.39%	0.39%	5.57%	66.76	%(f)
Year Ended June 30, 2015	7.65	0.38		(0.39)	(0.01)	(0.39)	(0.17)	(0.56)	7.08		0.06%	810,466	0.32%	0.32%	5.27%	55.80%

HC Advisors Shares
Period Ended May 13, 2019(e)	$6.85	$0.39	(d)	$0.05	$0.44	$(0.30)	$—	$(0.30)	$6.99		6.61%	$—	0.72%	0.47%	5.74%	51.53%
Year Ended June 30, 2018	6.95	0.42		(0.14)	0.28	(0.38)	—	(0.38)	6.85		4.06%	362	0.69%	0.44%	5.43%	37.57%
Year Ended June 30, 2017	6.62	0.38		0.34	0.72	(0.39)	—	(0.39)	6.95		11.08%	789	0.68%	0.43%	5.54%	41.48%
Year Ended June 30, 2016	7.08	0.38		(0.44)	(0.06)	(0.38)	(0.02)	(0.40)	6.62		(0.60)%	1,012	0.64%	0.39%	5.58%	66.76	%(f)
Year Ended June 30, 2015	7.65	0.38		(0.39)	(0.01)	(0.39)	(0.17)	(0.56)	7.08		0.07%	1,094	0.57%	0.32%	5.27%	55.80%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(f)	Portfolio turnover does not include TBA security transactions.
(g)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The U.S. Government Fixed Income Securities Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$9.59	$0.21	(d)	$0.44	$0.65	$(0.21)	$—	$—	$(0.21)	$10.03	6.87%	$305,531	0.20%	0.20%	2.22%	31.43%

Year Ended June 30, 2018	9.84	0.17		(0.25)	(0.08)	(0.17)	—	—	(0.17)	9.59	(0.79)%	233,377	0.19%	0.19%	1.81%	32.58%

Year Ended June 30, 2017	10.30	0.15		(0.36)	(0.21)	(0.15)	(0.10)	—	(0.25)	9.84	(2.03)%	215,595	0.19%	0.19%	1.47%	46.76%

Year Ended June 30, 2016	10.02	0.14		0.38	0.52	(0.14)	(0.10)	—	(0.24)	10.30	5.26%	241,795	0.17%	0.17%	1.38%	50.10%

Year Ended June 30, 2015	9.94	0.12		0.08	0.20	(0.12)	—	—	(0.12)	10.02	2.03%	262,998	0.17%	0.17%	1.21%	99.54%

The Inflation Protected Securities Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$9.98	$0.23	(d)	$0.22	$0.45	$(0.24)	$—	$—	$(0.24)	$10.19	4.59%	$357,229	0.17%	0.17%	2.29%	19.97%

Year Ended June 30, 2018	10.03	0.26		(0.08)	0.18	(0.23)	—	—	(0.23)	9.98	1.83%	401,456	0.16%	0.16%	2.66%	20.77%

Year Ended June 30, 2017	10.40	0.27		(0.35)	(0.08)	(0.29)	—	—	(0.29)	10.03	(0.81)%	361,996	0.15%	0.15%	2.31%	21.69%

Year Ended June 30, 2016	10.02	0.11		0.29	0.40	(0.02)	—	—	(0.02)	10.40	3.99%	493,152	0.15%	0.15%	1.11%	20.88%

Year Ended June 30, 2015	10.25	(0.03)		(0.14)	(0.17)	(0.03)	(0.01)	(0.02)	(0.06)	10.02	(1.72)%	510,176	0.18%	0.18%	(0.25)%	27.12%

HC Advisors Shares

Period Ended June 14, 2019(e)	$9.98	$0.21	(d)	$0.12	$0.33	$(0.18)	$—	$—	$(0.18)	$10.13	3.42%	$—	0.42%	0.17%	2.14%	19.97%

Year Ended June 30, 2018	10.02	0.27		(0.08)	0.19	(0.23)	—	—	(0.23)	9.98	1.93%	1	0.41%	0.16%	2.70%	20.77%

Year Ended June 30, 2017	10.39	0.23		(0.31)	(0.08)	(0.29)	—	—	(0.29)	10.02	(0.81)%	1	0.40%	0.15%	2.28%	21.69%

Year Ended June 30, 2016	10.01	0.11		0.29	0.40	(0.02)	—	—	(0.02)	10.39	4.00%	1	0.40%	0.15%	1.09%	20.88%

Year Ended June 30, 2015	10.26	(0.04)		(0.15)	(0.19)	(0.05)	(0.01)	—	(0.06)	10.01	(1.91)%	1	0.43%	0.18%	(0.25)%	27.12%

The U.S. Corporate Fixed Income Securities Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$9.59	$0.34	(d)	$0.70	$1.04	$(0.34)	$—	$—	$(0.34)	$10.29	11.07%	$312,255	0.21%	0.21%	3.47%	24.55%

Year Ended June 30, 2018	10.03	0.29		(0.41)	(0.12)	(0.29)	(0.03)	—	(0.32)	9.59	(1.21)%	286,956	0.20%	0.20%	3.00%	44.69%

Year Ended June 30, 2017	10.16	0.26		(0.10)	0.16	(0.26)	(0.03)	—	(0.29)	10.03	1.62%	254,908	0.19%	0.19%	2.59%	40.47%

Year Ended June 30, 2016	9.88	0.27		0.48	0.75	(0.27)	(0.20)	—	(0.47)	10.16	7.92%	289,331	0.19%	0.19%	2.84%	64.20%

Year Ended June 30, 2015	10.24	0.27		(0.27)	—	(0.27)	(0.09)	—	(0.36)	9.88	(0.01)%	223,329	0.28%	0.28%	2.60%	158.19%

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$9.32	$0.24	(d)	$0.28	$0.52	$(0.27)	$—	$—	$(0.27)	$9.57	5.70%	$216,403	0.24%	0.24%	2.60%	15.12	%(f)

Year Ended June 30, 2018	9.59	0.21		(0.23)	(0.02)	(0.25)	—	—	(0.25)	9.32	(0.20)%	205,138	0.23%	0.23%	2.24%	17.13	%(f)

Year Ended June 30, 2017	9.88	0.18		(0.22)	(0.04)	(0.25)	—	—	(0.25)	9.59	(0.38)%	183,834	0.22%	0.22%	1.86%	17.58	%(f)

Year Ended June 30, 2016	9.81	0.21		0.14	0.35	(0.28)	—	—	(0.28)	9.88	3.67%	208,969	0.19%	0.19%	2.12%	15.24	%(f)

Year Ended June 30, 2015	9.87	0.19		—	0.19	(0.25)	—	—	(0.25)	9.81	1.97%	252,028	0.17%	0.17%	1.91%	29.92	%(f)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.
(f)	Portfolio turnover does not include TBA security transactions.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (concluded)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Short-Term Municipal Bond Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$9.80	$0.15	(d)	$0.13	$0.28	$(0.15)	$—	$(0.15)	$9.93	2.88%	$106,274	0.28%	0.28%	1.56%	14.82%

Year Ended June 30, 2018	9.87	0.11		(0.08)	0.03	(0.10)	—	(0.10)	9.80	0.34%	79,612	0.33%	0.33%	1.23%	18.84%

Year Ended June 30, 2017	9.96	0.10		(0.09)	0.01	(0.10)	—	(0.10)	9.87	0.12%	17,788	0.35%	0.35%	1.05%	25.02%

Year Ended June 30, 2016	9.94	0.12		0.02	0.14	(0.12)	— (e)	(0.12)	9.96	1.37%	18,665	0.31%	0.31%	1.13%	38.47%

Year Ended June 30, 2015	10.04	0.12		(0.10)	0.02	(0.12)	—	(0.12)	9.94	0.19%	20,933	0.31%	0.31%	1.18%	26.24%

The Intermediate Term Municipal Bond Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$9.90	$0.22	(d)	$0.31	$0.53	$(0.22)	$—	$(0.22)	$10.21	5.45%	$393,097	0.32%	0.32%	2.21%	27.03%

Year Ended June 30, 2018	10.08	0.19		(0.18)	0.01	(0.19)	—	(0.19)	9.90	0.13%	383,200	0.29%	0.29%	1.94%	26.27%

Year Ended June 30, 2017	10.25	0.20		(0.17)	0.03	(0.20)	—	(0.20)	10.08	0.28%	385,133	0.28%	0.28%	1.94%	19.75%

Year Ended June 30, 2016	10.06	0.21		0.19	0.40	(0.21)	—	(0.21)	10.25	4.05%	406,302	0.26%	0.26%	2.08%	30.35%

Year Ended June 30, 2015	10.11	0.21		(0.05)	0.16	(0.21)	—	(0.21)	10.06	1.54%	420,423	0.24%	0.24%	2.03%	25.67%

HC Advisors Shares

Period Ended May 1, 2019(f)	$9.90	$0.22	(d)	$0.32	$0.54	$(0.19)	$—	$(0.19)	$10.25	5.48%	$—	0.57%	0.31%	2.20%	27.03%

Year Ended June 30, 2018	10.08	0.20		(0.19)	0.01	(0.19)	—	(0.19)	9.90	0.14%	1,008	0.54%	0.29%	1.94%	26.27%

Year Ended June 30, 2017	10.25	0.20		(0.17)	0.03	(0.20)	—	(0.20)	10.08	0.28%	1,437	0.53%	0.28%	1.94%	19.75%

Year Ended June 30, 2016	10.06	0.21		0.19	0.40	(0.21)	—	(0.21)	10.25	4.05%	1,400	0.51%	0.26%	2.08%	30.35%

Year Ended June 30, 2015	10.11	0.21		(0.05)	0.16	(0.21)	—	(0.21)	10.06	1.54%	1,985	0.49%	0.24%	2.03%	25.67%

The Intermediate Term Municipal Bond II Portfolio
HC Strategic Shares

Year Ended June 30, 2019	$10.09	$0.22	(d)	$0.30	$0.52	$(0.22)	$(0.01)	$(0.23)	$10.38	5.26%	$78,705	0.31%	0.31%	2.16%	17.08%

Year Ended June 30, 2018	10.30	0.22		(0.21)	0.01	(0.22)	— (e)	(0.22)	10.09	0.07%	77,455	0.27%	0.27%	2.14%	21.56%

Year Ended June 30, 2017	10.58	0.22		(0.27)	(0.05)	(0.22)	(0.01)	(0.23)	10.30	(0.41)%	74,163	0.27%	0.27%	2.13%	15.48%

Year Ended June 30, 2016	10.31	0.21		0.27	0.48	(0.21)	— (e)	(0.21)	10.58	4.77%	75,147	0.25%	0.25%	2.03%	11.22%

Year Ended June 30, 2015	10.41	0.19		(0.06)	0.13	(0.19)	(0.04)	(0.23)	10.31	1.31%	77,102	0.25%	0.25%	1.85%	21.51%

HC Advisors Shares

Period Ended May 1, 2019(f)	$10.09	$0.22	(d)	$0.05	$0.27	$(0.18)	$(0.01)	$(0.19)	$10.17	2.78%	$—	0.56%	0.30%	2.18%	17.08%

Year Ended June 30, 2018	10.30	0.22		(0.21)	0.01	(0.22)	— (e)	(0.22)	10.09	0.07%	260	0.52%	0.27%	2.13%	21.56%

Year Ended June 30, 2017	10.59	0.22		(0.28)	(0.06)	(0.22)	(0.01)	(0.23)	10.30	(0.50)%	372	0.52%	0.27%	2.13%	15.48%

Year Ended June 30, 2016	10.31	0.21		0.28	0.49	(0.21)	— (e)	(0.21)	10.59	4.87%	408	0.50%	0.25%	2.02%	11.22%

Year Ended June 30, 2015	10.41	0.19		(0.06)	0.13	(0.19)	(0.04)	(0.23)	10.31	1.31%	575	0.50%	0.25%	1.85%	21.51%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	Amount rounds to less than $0.005 per share.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Notes to Financial Statements — June 30, 2019

1.    DESCRIPTION.    HC Capital Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management series investment company. The Trust is a Delaware statutory trust which was organized on December 15, 1994. As of June 30, 2019, the Trust offered twenty-two separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Institutional Value Equity Portfolio (“Institutional Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Institutional Growth Equity Portfolio (“Institutional Growth Portfolio”), The Small Capitalization-Mid Capitalization Equity Portfolio (“Small Cap-Mid Cap Portfolio”), The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (“Institutional Small Cap-Mid Cap Portfolio”), The Real Estate Securities Portfolio (“Real Estate Portfolio”), The Commodity Returns Strategy Portfolio (“Commodity Portfolio”), The ESG Growth Portfolio (“ESG Growth Portfolio”), The Catholic SRI Growth Portfolio (“Catholic SRI Growth Portfolio”), The International Equity Portfolio (“International Portfolio”), The Institutional International Equity Portfolio (“Institutional International Portfolio”), The Emerging Markets Portfolio (“Emerging Markets Portfolio”), The Core Fixed Income Portfolio (“Core Fixed Income Portfolio”), The Fixed Income Opportunity Portfolio (“Fixed Opportunity Portfolio”), The U.S. Government Fixed Income Securities Portfolio (“U.S. Government Fixed Income Portfolio”), The Inflation Protected Securities Portfolio (“Inflation Protected Portfolio”), The U.S. Corporate Fixed Income Securities Portfolio (“U.S. Corporate Fixed Income Portfolio”), The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (“U.S. Mortgage/Asset Backed Fixed Income Portfolio”), The Short-Term Municipal Bond Portfolio (“Short-Term Municipal Portfolio”), The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”), and The Intermediate Term Municipal Bond II Portfolio (“Intermediate Municipal II Portfolio) (each a “Portfolio” and collectively the “Portfolios”).

Each Portfolio is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each in two classes of shares: HC Advisors Shares and HC Strategic Shares. As of June 30, 2019, the HC Advisors Shares were not active for any of the Portfolios. Each class of shares for each of the Portfolios has identical rights and privileges except with respect to voting rights on matters affecting a single class of shares. The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co., LLC.

As of June 30, 2019, all the Portfolios in the Trust were diversified Portfolios under the 1940 Act.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES.    The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The Portfolios are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of the Portfolios’ financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.    Portfolio Valuation.    The net asset value (“NAV”) per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. Each class’s NAV per share is calculated by adding the market value or fair value, as applicable, of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares.

B.    Securities Valuation.    Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to such procedures, the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the security at the price the Portfolio would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

For disclosure purposes, the Trust has a three-tier fair value hierarchy that is dependent upon the observability of various “inputs” used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfer in and out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Equity Securities (Common and Preferred Stock and Exchange-Traded Funds): Readily marketable portfolio securities listed on a securities exchange, including Nasdaq, are valued at the closing price on the exchange or at the Nasdaq Official Closing Price. If there have been no sales on such exchange, the securities are valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Readily marketable securities traded only in the over-the-counter market are valued at the closing price and are typically categorized as Level 1 in the fair value hierarchy, or, if there have been no sales, are valued at the mean of the last reported bid and asked prices and are typically categorized as Level 2 in the fair value hierarchy.

Securities listed on a foreign exchange are valued at the closing price on that exchange provided that where the prices of such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars at the time of the NAV calculation. If there have been no sales on such exchange, the security is valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. Such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Portfolio may use a systematic valuation model provided by an independent third party to fair value its international securities. Such systematic valuations are typically categorized as Level 2 in the fair value hierarchy.

Mutual Funds:    Mutual funds are valued at their respective daily net asset value and are typically categorized as Level 1 in the fair value hierarchy.

Fixed Income Securities (Corporate, Municipal and Foreign Bonds, U.S. Government and Agency Securities and Inflation Indexed Bonds):    Fixed income securities are valued using various inputs including benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

Asset-Backed and Mortgage-Backed Securities:    In addition to the inputs discussed above for fixed-income securities, asset-backed and mortgage-backed securities are valued using new issue data, monthly payment information and collateral performance, and are typically categorized as Level 2 in the fair value hierarchy.

Short-Term Obligations:    Short-term obligations with maturities of 60 days or less may also be valued at amortized cost, which constitutes fair value as determined by the Board. Such securities are typically categorized as Level 2 in the fair value hierarchy.

Derivative Instruments (Futures, Options, Swaptions, Swaps and Forward Currency Contracts):    Swaps and swaptions are valued using interdealer broker rates, benchmark yields, and swap details and are typically categorized as Level 2 in the fair value hierarchy. Exchange traded futures, swaps and options are valued using quoted prices from the exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are valued using market quotes posted by major currency dealers and are typically categorized as Level 2 in the fair value hierarchy.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

The following is a summary of the inputs used to value the following Portfolios’ securities as of June 30, 2019 (amounts in thousands). The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio.

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Value Portfolio
Common Stocks	$564,312	$—	$—	$564,312
Investment Companies	18,479	—	—	18,479

Total Investment Securities	$582,791	$—	$—	$582,791
Other Financial Instruments[1]
Futures	$180	$—	$—	$180

Total Investments	$582,971	$—	$—	$582,971

Institutional Value Portfolio
Common Stocks	$1,057,140	$—	$—	$1,057,140
Contingent Right	—	10	—	10
U.S. Treasury Obligation	—	119	—	119
Exchange-Traded Fund	318	—	—	318
Investment Companies	414,943	—	—	414,943

Total Investment Securities	$1,472,401	$129	$—	$1,472,530
Other Financial Instruments[1]
Futures	$4,283	$—	$—	$4,283

Total Investments	$1,476,684	$129	$—	$1,476,813

Growth Portfolio
Common Stocks	$777,094	$—	$—	$777,094
Exchange-Traded Fund	1,468	—	—	1,468
Investment Companies	19,922	—	—	19,922
Repurchase Agreement	—	1,761	—	1,761

Total Investment Securities	$798,484	$1,761	$—	$800,245
Other Financial Instruments[1]
Futures	$281	$—	$—	$281

Total Investments	$798,765	$1,761	$—	$800,526

Institutional Growth Portfolio
Common Stocks	$1,450,126	$—	$—	$1,450,126
U.S. Treasury Obligation	—	85	—	85
Exchange-Traded Funds	505	—	—	505
Investment Companies	73,154	—	—	73,154
Repurchase Agreement	—	2,278	—	2,278

Total Investment Securities	$1,523,785	$2,363	$—	$1,526,148
Other Financial Instruments[1]
Futures	$461	$—	$—	$461

Total Investments	$1,524,246	$2,363	$—	$1,526,609

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total

Small Cap-Mid Cap Portfolio
Common Stocks	$89,829	$—	$—	$89,829
Contingent Rights	—	5	—	5
Investment Companies	5,037	—	—	5,037
Repurchase Agreement	—	637	—	637

Total Investment Securities	$94,866	$642	$—	$95,508
Other Financial Instruments[1]
Futures	$27	$—	$—	$27

Total Investments	$94,893	$642	$—	$95,535

Institutional Small Cap-Mid Cap Portfolio
Common Stocks	$135,990	$—	$—	$135,990
Contingent Rights	—	3	—	3
U.S. Treasury Obligation	—	15	—	15
Investment Companies	10,779	—	—	10,779
Repurchase Agreement	—	1,253	—	1,253

Total Investment Securities	$146,769	$1,271	$—	$148,040
Other Financial Instruments[1]
Futures	$144	$—	$—	$144

Total Investments	$146,913	$1,271	$—	$148,184

Real Estate Portfolio
Common Stocks	$111,656	$—	$—	$111,656
Investment Companies	8,163	—	—	8,163

Total Investment Securities	$119,819	$—	$—	$119,819
Other Financial Instruments[1]
Futures	$(2)	$—	$—	$(2)

Total Investments	$119,817	$—	$—	$119,817

Commodity Portfolio
Common Stocks	$59,894	$70,913	$—	$130,807
Preferred Stocks	1,288	206	—	1,494
Right	—	20	—	20
U.S. Treasury Obligations	—	599	—	599
Exchange-Traded Fund	29	—	—	29
Investment Companies	18,731	—	—	18,731
Repurchase Agreements	—	4,750	—	4,750

Total Investment Securities	$79,942	$76,488	$—	$156,430
Other Financial Instruments[1]
Futures	$524	$—	$—	$524
Total Return Swap Agreements	—	2	—	2
Commodity Forward Swap Agreements	—	3	—	3

Total Investments	$80,466	$76,493	$—	$156,959

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total

ESG Growth Portfolio
Common Stocks	$91,752	$48,599	$—	$140,351
Preferred Stocks	—	85	—	85
Rights	—	13	—	13
Investment Company	7,288	—	—	7,288

Total Investment Securities	$99,040	$48,697	$—	$147,737
Other Financial Instruments[1]
Futures	$144	$—	$—	$144

Total Investments	$99,184	$48,697	$—	$147,881

Catholic SRI Growth Portfolio
Common Stocks	$31,433	$15,449	$—	$46,882
Preferred Stocks	—	82	—	82
Rights	—	3	—	3
Investment Companies	3,652	—	—	3,652
Repurchase Agreement	—	12	—	12

Total Investment Securities	$35,085	$15,546	$—	$50,631

International Portfolio
Common Stocks	$81,575	$764,130	$—	$845,705
Preferred Stocks	4,219	20,434	—	24,653
Right	—	71	—	71
Investment Companies	8,914	—	—	8,914
Repurchase Agreement	—	1,581	—	1,581

Total Investment Securities	$94,708	$786,216	$—	$880,924
Other Financial Instruments[1]
Futures	$219	$—	$—	$219

Total Investments	$94,927	$786,216	$—	$881,143

Institutional International Portfolio
Common Stocks	$105,394	$1,535,582	$—	$1,640,976
Preferred Stocks	5,299	23,758	—	29,057
Right	—	86	—	86
Investment Companies	112,448	52,607	—	165,055
Repurchase Agreement	—	4,413	—	4,413

Total Investment Securities	$223,141	$1,616,446	$—	$1,839,587
Other Financial Instruments[1]
Futures	$1,257	$—	$—	$1,257

Total Investments	$224,398	$1,616,446	$—	$1,840,844

Emerging Markets Portfolio
Common Stocks	$304,243	$1,057,161	$—	$1,361,404
Preferred Stocks	13,682	5,144	—	18,826
Rights	—	70	—	70
U.S. Treasury Obligation	—	1,339	—	1,339
Exchange-Traded Fund	8,255	—	—	8,255
Investment Companies	49,457	—	—	49,457
Repurchase Agreement	—	7,160	—	7,160

Total Investment Securities	$375,637	$1,070,874	$—	$1,446,511

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total

Emerging Markets Portfolio (continued)
Other Financial Instruments[1]
Futures	$1,644	$—	$—		$1,644

Total Investments	$377,281	$1,070,874	$—		$1,448,155

Core Fixed Income Portfolio
Asset Backed Securities	$—	$240	$—		$240
Collateralized Mortgage Obligations	—	984	—		984
U.S. Government Agency Mortgages	—	14,519	—		14,519
U.S. Government Agency Securities	—	649	—		649
Corporate Bonds	—	23,012	—		23,012
U.S. Treasury Obligations	—	20,553	—		20,553
Yankee Dollars	—	3,921	—		3,921
Investment Companies	5,838	—	—		5,838

Total Investment Securities	$5,838	$63,878	$—		$69,716

Fixed Opportunity Portfolio
Asset Backed Securities	$—	$8,668	$—		$8,668
Collateralized Mortgage Obligations	—	98,970	5,000	[2]	103,970
U.S. Government Agency Mortgages	—	34,433	—		34,433
Corporate Bonds	—	291,239	—		291,239
Yankee Dollars	—	78,137	—		78,137
Investment Companies	77,774	—	—		77,774
Purchased Swaption	—	8	—		8
Common Stock	—	—	—		—
Repurchase Agreement	—	5,855	—		5,855

Total Investment Securities	$77,774	$517,310	$5,000		$600,084
Other Financial Instruments[1]
Futures	$(51)	$—	$—		$(51)
Credit Default Swap Agreements	—	26	—		26

Total Investments	$77,723	$517,336	$5,000		$600,059

U.S. Government Fixed Income Portfolio
U.S. Government Agency Securities	$—	$9,127	$—		$9,127
U.S. Treasury Obligations	—	293,900	—		293,900
Yankee Dollar	—	132	—		132
Investment Company	551	—	—		551

Total Investment Securities	$551	$303,159	$—		$303,710

Inflation Protected Portfolio
U.S. Treasury Obligations	$—	$341,307	$—		$341,307
Investment Company	15,365	—	—		15,365

Total Investment Securities	$15,365	$341,307	$—		$356,672

U.S. Corporate Fixed Income Portfolio
Corporate Bonds	$—	$251,234	$—		$251,234
Yankee Dollars	—	48,618	—		48,618
Investment Companies	9,530	—	—		9,530

Total Investment Securities	$9,530	$299,852	$—		$309,382

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
U.S. Mortgage/Asset Backed Fixed Income Portfolio
Asset Backed Securities	$—	$3,172	$—	$3,172
Collateralized Mortgage Obligations	—	13,693	—	13,693
U.S. Government Agency Mortgages	—	191,520	—	191,520
Yankee Dollar	—	91	—	91
Investment Company	37,027	—	—	37,027

Total Investment Securities	$37,027	$208,476	$—	$245,503
Other Financial Instruments[3]
TBA Sale Commitments	$—	$(107)	$—	$(107)

Total Investments	$37,027	$208,369	$—	$245,396

Short-Term Municipal Portfolio
Municipal Bonds	$—	$105,112	$—	$105,112
Investment Company	4,171	—	—	4,171

Total Investment Securities	$4,171	$105,112	$—	$109,283

Intermediate Municipal Portfolio
Municipal Bonds	$—	$348,541	$—	$348,541
Corporate Bond	—	—	—	—
Investment Companies	41,692	—	—	41,692

Total Investments	$41,692	$348,541	$—	$390,233

Intermediate Municipal II Portfolio
Municipal Bonds	$—	$76,065	$—	$76,065
Investment Company	3,573	—	—	3,573

Total Investments	$3,573	$76,065	$—	$79,638

Amounts designated as “—” are $0 or have been rounded to $0.

[1]

Other Financial Instruments are derivative instruments not reflected in the total investments, such as futures and currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument and swaptions and swap agreements, which are valued at fair value.

[2]

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with the additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of June 30, 2019 Level 3 investments were 0.80% of net assets and are not considered significant.

[3]	Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at the time.

C.    Securities Transactions and Investment Income.    For financial reporting purposes, portfolio securities transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized as soon as reliable information is available from the Portfolio’s sources. Interest income, including amortization of premium and accretion of discount on investments, is accrued daily. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold to the net sales proceeds. Realized gains and losses from principal payment transactions on mortgage-backed and asset-backed securities are classified as investment income or loss for financial reporting purposes.

For certain securities, including real estate investment trusts, the Portfolio records distributions received in excess of income as a reduction of the cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio records adjustments to the estimated amounts of the components of distributions to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

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Notes to Financial Statements (continued) — June 30, 2019

D.    Restricted Securities.    A restricted security is a security that cannot be offered for public sale without prior registration under the Securities Act of 1933 (the “1933 Act”) (absent an exemption). Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid.

E.    Allocations.    Expenses directly attributable to a Portfolio are charged to that Portfolio. Class-specific expenses, if any, are borne by that class. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method. Income, non-class-specific expenses and realized and unrealized gains and losses are allocated to the respective classes based on relative net assets.

F.    Dividends and Capital Gain Distributions to Shareholders.     The Core Fixed Income Portfolio, U.S. Government Fixed Income Portfolio, Inflation Protected Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, Short-Term Municipal Portfolio, Intermediate Municipal Portfolio, and Intermediate Municipal II Portfolio declare and distribute dividends from net investment income, if any, on a monthly basis. The Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, ESG Growth Portfolio, Catholic SRI Growth Portfolio and Fixed Opportunity Portfolio declare and distribute dividends from net investment income, if any, on a quarterly basis. The International Portfolio and Institutional International Portfolio declare and distribute dividends from net investment income, if any, on a semiannual basis. The Emerging Markets Portfolio declares and distributes dividends from net investment income, if any, on an annual basis. Net realized capital gains, if any, are declared and distributed at least annually by each Portfolio.

G.    Repurchase Agreements.    Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security from the Portfolio at an agreed-upon price and date. Repurchase agreements may involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the seller’s obligation to repurchase is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by cash and/or government securities (as defined in the 1940 Act). If approved by the Adviser, repurchase agreements may also be fully collateralized by other securities that, at the time the repurchase agreement is entered into, are determined by the Board, or its authorized delegate, to be (i) issued by an issuer that has an exceptionally strong capacity to meet its obligations on the collateral, and (ii) sufficiently liquid that they can be sold by the Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. Master Repurchase Agreements (“MRA”) permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the transaction. Upon a bankruptcy or insolvency of the counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The following table is a summary of each Portfolio’s open repurchase agreements that are subject to offset under an MRA on a net basis as of June 30, 2019 (amounts in thousands):

Portfolio	Value of Repurchase Agreements	Value of Collateral Received	Net Amount
Commodity Portfolio	$4,700	$4,700	$—

H.    TBA Purchase and Sale Commitments.    Certain of the Portfolios may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBA commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

purchased or sold declines or increases, respectively, prior to settlement date. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities Valuation” above.

I.    Commission Recapture.    Certain of the Portfolios participate in a commission recapture program. These Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory and distribution fees. The expenses eligible to be paid will include, but are not limited to, administrative service fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as “Expenses paid indirectly” on the Statements of Operations.

For the year ended June 30, 2019, the following commissions were recaptured:

Portfolio	Commissions Recaptured (000)
Value Portfolio	$5
Institutional Value Portfolio	5
Growth Portfolio	5
Institutional Growth Portfolio	8
Small Cap–Mid Cap Portfolio	15
Institutional Small Cap–Mid Cap Portfolio	10
Real Estate Portfolio	2
Commodity Portfolio	2
International Portfolio	14
Institutional International Portfolio	8
Emerging Markets Portfolio	12

J.    Foreign Exchange Transactions.    The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i) value	of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii) purchases	and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Portfolios may be subject to foreign taxes on gains in investments or currency repatriation. The Portfolios accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

K.    Derivative Instruments.    Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, financial futures contracts, options contracts and swap agreements.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

The following is a summary of the fair value of derivative instruments held by the Portfolios as of June 30, 2019 (amounts in thousands).

	Assets
Portfolio	Unrealized appreciation on futures contracts*	Investments, at value for purchased swaptions	Unrealized appreciation on forward currency contracts*	Swap agreements, at value*
Equity Risk Exposure:
Value Portfolio	$180	$—	$—	$—
Institutional Value Portfolio	4,283	—	—	—
Growth Portfolio	281	—	—	—
Institutional Growth Portfolio	461	—	—	—
Small Cap-Mid Cap Portfolio	27	—	—	—
Institutional Small Cap-Mid Cap Portfolio	144	—	—	—
Commodity Portfolio	291	—	—	—
ESG Growth Portfolio	144	—	—	—
International Portfolio	219	—	—	—
Institutional International Portfolio	1,257	—	—	—
Emerging Markets Portfolio	1,644	—	—	—

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	100	—	—	—
Fixed Opportunity Portfolio	—	—	—	—

Commodity Risk Exposure:
Commodity Portfolio	213	—	—	6

Interest Rate Risk Exposure:
Fixed Opportunity Portfolio	395	—	—	—

Credit Risk Exposure:
Fixed Opportunity Portfolio	—	8	—	26

	Liabilities
Portfolio	Unrealized depreciation on futures contracts*	Written options, at fair value	Unrealized depreciation on forward currency contracts*	Swap agreements, at value*
Equity Risk Exposure:
Real Estate Portfolio	$2	$—	$—	$—

Commodity Risk Exposure:
Commodity Portfolio	80	—	—	1

Interest Rate Risk Exposure:
Fixed Opportunity Portfolio	446	—	—	—

*

Total fair value is presented by Primary Risk Exposure. For forward currency contracts, such amounts represent appreciation (for asset derivatives) or depreciation (for liability derivatives). For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

Amounts designated as “—” are $0 or have been rounded to $0.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2019 (amounts in thousands):

Portfolio	Net realized gains/(losses) from futures transactions	Net realized gains/(losses) from written options & swaptions transactions	Net realized gains/(losses) from purchased options & swaptions transactions	Net realized gains/(losses) from forward currency contracts	Net realized gains/(losses) from swap transactions
Equity Risk Exposure:
Value Portfolio	$(985)	$—	$—	$—	$—
Institutional Value Portfolio	24,079	—	—	—	—
Growth Portfolio	617	—	—	—	—
Institutional Growth Portfolio	25,612	—	—	—	—
Small Cap-Mid Cap Portfolio	(421)	—	—	—	—
Institutional Small Cap-Mid Cap Portfolio	(300)	—	—	—	—
Real Estate Portfolio	362	—	—	—	—
Commodity Portfolio	11,583	—	—	—	—
ESG Growth Portfolio	179	—	—	—	—
International Portfolio	(2,444)	—	—	—	—
Institutional International Portfolio	1,782	—	—	—	—
Emerging Markets Portfolio	(1,546)	—	—	—	—

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	98	—	—	(479)	—
ESG Growth Portfolio	—	—	—	(62)	—
Catholic SRI Growth Portfolio	—	—	—	(23)	—
International Portfolio	501	—	—	(289)	—
Institutional International Portfolio	1,045	—	—	(202)	—
Emerging Markets Portfolio	—	—	—	(496)	—
Fixed Opportunity Portfolio	(61)	—	—	—	—

Commodity Risk Exposure:
Commodity Portfolio	(3,712)	4	(18)	—	(279)

Interest Rate Risk Exposure:
Fixed Opportunity Portfolio	(1,076)	—	—	—	—

Credit Risk Exposure:
Fixed Opportunity Portfolio	—	413	(27)	—	(172)

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on purchased options and swaptions	Change in unrealized appreciation/ (depreciation) on forward currency contracts	Change in unrealized appreciation/ (depreciation) on swaps
Equity Risk Exposure:
Value Portfolio	$894	$—	$—	$—
Institutional Value Portfolio	6,502	—	—	—
Growth Portfolio	316	—	—	—
Institutional Growth Portfolio	1,368	—	—	—
Small Cap-Mid Cap Portfolio	141	—	—	—
Institutional Small Cap-Mid Cap Portfolio	239	—	—	—
Real Estate Portfolio	(275)	—	—	—
Commodity Portfolio	461	—	—	—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on purchased options and swaptions	Change in unrealized appreciation/ (depreciation) on forward currency contracts	Change in unrealized appreciation/ (depreciation) on swaps

Equity Risk Exposure:
ESG Growth Portfolio	$173	$—	$—	$—
International Portfolio	2,966	—	—	—
Institutional International Portfolio	2,911	—	—	—
Emerging Markets Portfolio	1,768	—	—	—

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	155	—	—	—
International Portfolio	(63)	—	(7)	—
Institutional International Portfolio	(132)	—	(17)	—
Emerging Markets Portfolio	—	—	(98)	—

Commodity Risk Exposure:
Commodity Portfolio	885	—	—	109

Interest Rate Risk Exposure:
Fixed Opportunity Portfolio	203	—	—	—

Credit Risk Exposure:
Fixed Opportunity Portfolio	—	(9)	—	221

Amounts designated as “—” are $0 or have been rounded to $0.

The Trust is generally subject to master netting agreements (“MNA”) that allow for amounts owed between a Portfolio and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the counterparty. The MNA do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable MNA. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Portfolio’s ability to transact net amounts with counterparties at June 30, 2019.

As of June 30, 2019, each Portfolio’s derivative assets and liabilities by type are as follows (amounts in thousands):

	Value Portfolio		Institutional Value Portfolio		Growth Portfolio		Institutional Growth Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$180	$—	$4,283	$—	$281	$—	$461	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	180	—	4,283	—	281	—	461	—
Derivatives not subject to a MNA or similar agreement	(180)	—	(4,283)	—	(281)	—	(461)	—

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$—	$—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

	Small Cap-Mid Cap Portfolio		Institutional Small Cap-Mid Cap Portfolio		Real Estate Portfolio		Commodity Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$27	$—	$144	$—	$—	$2	$604	$80
Swap agreements	—	—	—	—	—	—	6	1

Total derivative assets and liabilities in the Statements of Assets and Liabilities	27	—	144	—	—	2	610	81
Derivatives not subject to a MNA or similar agreement	(27)	—	(144)	—	—	(2)	(604)	(80)

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$6	$1

	ESG Growth Portfolio		International Portfolio		Institutional International Portfolio		Emerging Markets Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$144	$—	$219	$—	$1,257	$—	$1,644	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	144	—	219	—	1,257	—	1,644	—
Derivatives not subject to a MNA or similar agreement	(144)	—	(219)	—	(1,257)	—	(1,644)	—

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$—	$—

	Fixed Opportunity Portfolio
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$395	$446
Swaptions	8	—
Swap agreements	26	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	429	446
Derivatives not subject to a MNA or similar agreement	(395)	(446)

Total assets and liabilities subject to a MNA	$34	$—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

The following table represents the Commodity Portfolio’s and the Fixed Opportunity Portfolio’s derivative assets by counterparty, net of amounts available for offset under a MNA and net of the related collateral received by the Portfolios as of June 30, 2019 (amounts in thousands).

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets
Commodity Portfolio:
Goldman Sachs International	$6	$—	$—	$—	$6

Total	$6	$—	$—	$—	$6

Fixed Opportunity Portfolio:
Goldman Sachs International	$8	$—	$—	$—	$8
Morgan Stanley	26	—	—	(26)	—

Total	$34	$—	$—	$(26)	$8

The following table represents the Commodity Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under a MNA and net of the related collateral pledged by the Portfolio as of June 30, 2019 (amounts in thousands).

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Commodity Portfolio:
Barclays Bank PLC	$1	$—	$—	$—	$1

Total	$1	$—	$—	$—	$1

(a)

The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

Forward Currency Contracts:    Certain of the Portfolios may be subject to currency exchange rate risk in the normal course of pursuing their investment objectives. A Portfolio enters into forward currency contracts (“forward contracts”) for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings. A forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Portfolio is subject to credit risk, which is the risk that the counterparty is unable to meet the terms of a forward contract, and market risk, which is the risk that the value of the currency changes unfavorably.

Forward contracts may involve credit or market risk in excess of the amounts reflected on a Portfolio’s Statement of Assets and Liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such forward contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2019 are recorded for financial reporting purposes as net unrealized gains or losses. In addition, at June 30, 2019, the Portfolios entered into currency contracts to settle trades in foreign currencies. These transactions are included in “Receivable from investments sold” and “Payable for investments

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Notes to Financial Statements (continued) — June 30, 2019

purchased” on the Statements of Assets and Liabilities. The month-end average contract amount for all forward contracts during the year ended June 30, 2019 are detailed in the table below:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Forward Foreign Currency Exchange Contracts:	Long	Short	Long	Short
Commodity Portfolio	$—	$—	$—	$492
Catholic SRI Growth Portfolio	—	—	6	—
International Portfolio	—	—	185	321
Institutional International Portfolio	—	—	137	17
Emerging Markets Portfolio	—	—	—	4

Financial Futures Contracts:    Certain of the Portfolios may be subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may invest in financial futures contracts (“futures contracts”) in order to reduce such risks, as part of their investment strategies or to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. The Commodity Portfolio may invest in commodity-linked futures contracts to gain exposure to the commodities market. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” may be made or received by a Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instrument. A Portfolio recognizes a gain or loss equal to the daily variation margin, which is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a futures contract is closed, a realized gain or loss is recorded as “Net realized gains/(losses) from futures transactions” on the Statement of Operations. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. Securities designated as collateral for market value on futures contracts are noted in each Portfolio’s Portfolio of Investments (if applicable). Such collateral is held with the broker. The notional value of the futures contracts outstanding at June 30, 2019 and the month-end average notional amount for the year ended June 30, 2019 are detailed in the table below:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Futures Contracts:	Long	Short	Long	Short
Value Portfolio	$16,413	$—	$13,506	$—
Institutional Value Portfolio	436,247	—	128,565	—
Growth Portfolio	16,540	—	12,821	—
Institutional Growth Portfolio	91,336	—	65,251	—
Small Cap-Mid Cap Portfolio	1,097	—	1,787	—
Institutional Small Cap-Mid Cap Portfolio	5,798	—	4,196	—
Real Estate Portfolio	104	—	7,224	—
Commodity Portfolio	30,412	123	85,237	1,539
ESG Growth Portfolio	7,398	—	3,934	—
International Portfolio	7,693	—	25,397	6,462
Institutional International Portfolio	81,452	—	57,917	8,297
Emerging Markets Portfolio	61,835	—	35,720	77
Fixed Opportunity Portfolio	81,216	24,960	50,544	36,121

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Purchased Options & Swaptions Contracts: Certain of the Portfolios may be subject to equity price risk, commodities price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may purchase put or call options. Options contracts provide the purchaser with the right, but not the obligation, to buy or sell (call or put option, respectively) a financial instrument at the exercise price. The Portfolio pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction.

Written Options & Swaptions Contracts: Certain of the Portfolios may be subject to equity price risk, commodities price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may write put or call options. Premiums received from written options contracts are recorded as liabilities on the Statement of Assets and Liabilities and are marked-to-market to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Realized gains and losses are reported as “Net realized gains/(losses) from written options transactions” on the Statement of Operations (if applicable). When writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the underlying instrument.

Credit default swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specific date in the future.

With exchange-traded options, there is minimal counterparty credit risk to the Portfolios since the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. With over-the-counter options, the Portfolios bear the risk that counterparties will be unable to perform under the terms of the contracts.

The notional value of purchased and written options and swaptions outstanding at June 30, 2019 and the month-end average notional amount for the year ending June 30, 2019 are detailed in the table below:

Option and Swaption Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Commodity Portfolio	$—	$10
Fixed Opportunity Portfolio	8,336	3,667

Swap Agreements:    Certain of the Portfolios may enter into swap agreements (“swaps”) for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. A swap is a two-party contract entered into for periods ranging from one day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swap”). Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation or depreciation on swap agreements on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on swap agreements on the Statement of Assets and Liabilities.

Total Return Swaps:    Certain of the Portfolios may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

The Portfolio will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, is maintained at the broker-dealer or the Portfolio’s custodian. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Portfolio on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap transactions.” A Portfolio may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Portfolio on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Portfolio will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

Credit Default Swaps:    Certain of the Portfolios may invest in credit default swaps for hedging purposes or for market exposure. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding for which a Portfolio is the seller of protection are disclosed in the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Portfolio will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy obligations to the Portfolio. The unrealized gain or loss at June 30, 2019 is disclosed in the swap tables included in the Portfolios of Investments. The notional value of the swap agreements outstanding at June 30, 2019 and the month-end average notional amount for the year ended June 30, 2019 are detailed in the tables below (amounts in thousands):

Portfolio	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Total Return Swap Agreements:
Commodity Portfolio	$177	$635

Commodity Forward Swap Agreements:
Commodity Portfolio	47	270

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Portfolio	Buy Protection	Sell Protection	Buy Protection	Sell Protection
Credit Default Swap Agreements:
Fixed Opportunity Portfolio	$16,600	$—	$13,989	$—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

L.    Inflation Indexed Bonds.    Certain of the Portfolios may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond resulting from inflation or deflation, respectively, as measured by the change in the Consumer Price Index, will be included as interest income or loss on the Statements of Operations, even though investors do not receive their principal until maturity. During the year ended June 30, 2019, the Inflation Protected Portfolio recognized income due to the increase in the Consumer Price Index.

Interest rates on conventional bonds have two primary components: a “real” yield and an increment that reflects investor expectations of future inflation. By contrast, interest payments on inflation-indexed bonds are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only changes in real rates to influence the price of inflation-indexed bonds. A rise in real rates will cause the price of inflation-indexed bonds to fall, while a decline in real rates will boost the price of inflation-indexed bonds. Inflation-indexed bonds issued by non-U.S. governments are generally indexed to the inflation rates prevailing in those countries.

The primary risk associated with the use of inflation-indexed bonds is that the principal value of an investment is not protected or otherwise guaranteed by virtue of the Portfolio’s investments in inflation-indexed bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value. Deflation risk is the possibility that prices throughout the economy decline over time, in which case, the principal and income of an inflation-protected bond will decline and may result in losses.

M.    Securities Lending.    Certain of the Portfolios may lend their portfolio securities to broker-dealers pursuant to a Master Securities Lending Agreement (“MSLA”) that requires the borrower to post collateral equal to at least the market value of the securities loaned, which is marked-to-market on a daily basis. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Portfolios pay various fees in connection with the investment of the collateral. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. Currently cash collateral received by a Portfolio in securities lending transactions may only be invested in repurchase agreements or money market funds that invest in U.S. treasury obligations. A Portfolio bears the risk of such investments. Securities on loan at June 30, 2019 are presented in the Portfolios of Investments. The Portfolios pay the Securities Lending Agent fees based on the investment income received from securities lending activities as reflected on the Statements of Operations.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as “Payable for collateral received on loaned securities.” Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Portfolios as an investment, at value on the Statements of Assets and Liabilities. The Portfolios may receive non-cash collateral in the form of securities such as U.S. treasuries, which the Portfolios may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by a Portfolio under a MSLA which permits the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and create a net payment due to or from the Portfolio.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings, which are subject to offset under an MSLA, at June 30, 2019 (amounts in thousands):

Portfolio	Value of Securities on Loan	Value of Collateral Received*	Net Amount
Growth Portfolio	$2,972	$2,972	$—
Institutional Growth Portfolio	3,844	3,844	—
Small Cap–Mid Cap Portfolio	1,015	1,015	—
Institutional Small Cap–Mid Cap Portfolio	2,102	2,102	—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Portfolio	Value of Securities on Loan	Value of Collateral Received*	Net Amount
Commodity Portfolio	$164	$164	$—
Catholic SRI Portfolio	19	19	—
International Portfolio	8,102	8,102	—
Institutional International Portfolio	23,830	23,830	—
Emerging Markets Portfolio	12,628	12,628	—
Fixed Opportunity Portfolio	8,454	8,454	—

*

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the value of securities on loan as disclosed in the Portfolios of Investments. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day.

Securities lending transactions as of June 30, 2019 (amounts in thousands):

	Security Type				Remaining Contractual Maturity of the Agreements
Portfolio	Common Stocks	Corporate Bonds	Yankee Dollars	Investment Companies	Overnight and Continuous	Up to 30 days	Total Value of Securities on Loan	Value of Collateral Received		Net Amount Due to/(from) Counterparty
Growth Portfolio	$2,972	$—	$—	$—	$2,972	$—	$2,972	$3,025		$53
Institutional Growth Portfolio	3,844	—	—	—	3,844	—	3,844	3,913		69
Small Cap–Mid Cap Portfolio	1,005	—	—	10	1,015	—	1,015	1,094		79
Institutional Small Cap–Mid Cap Portfolio	2,102	—	—	—	2,102	—	2,102	2,153		51
Commodity Portfolio	164	—	—	—	83	81	164	174	*	10
Catholic SRI Portfolio	19	—	—	—	15	4	19	21		2
International Portfolio	8,102	—	—	—	585	7,517	8,102	9,117	*	1,015
Institutional International Portfolio	23,830	—	—	—	4,908	18,922	23,830	25,527	*	1,697
Emerging Markets Portfolio	12,628	—	—	—	6,448	6,180	12,628	13,478	*	850
Fixed Opportunity Portfolio	—	6,323	2,131	—	8,454	—	8,454	10,058		1,604

*

Includes non-cash collateral received with a value of (amounts in thousands) $89, $6,402, $17,945 and $1,178 for the Commodity Portfolio, International Portfolio, Institutional International Portfolio and Emerging Markets Portfolio, respectively.

N.    Basis for Consolidation for the Commodity Portfolio.    The HC Commodity Related Securities Fund, Ltd. and the HC Commodity Related Securities Fund II, Ltd. (the “Funds”) are incorporated as Cayman Islands exempted companies. The Funds are wholly-owned subsidiaries of the Commodity Portfolio and act as investment vehicles for the Commodity Portfolio for the purpose of effecting certain commodity-linked investments consistent with its investment objectives. The Funds may invest in commodity-linked derivative instruments including options, futures and swaps. The Funds may also invest in debt securities, some of which are intended to serve as margin or collateral for the Funds’ derivative positions.

Under the Articles of Association of each of the Funds, shares issued by the Funds give the Commodity Portfolio, as the sole shareholder, the right to receive notice of, to attend, and to vote at general meetings of the Funds, the right to participate in the profits of the Funds and rights to the assets of the Funds in the event that they are liquidated.

The HC Commodity Related Securities Fund, Ltd. subsidiary represented 1.19% of the Commodity Portfolio’s net assets as of June 30, 2019.

The Commodity Portfolio fully liquidated its investment in the HC Commodity Related Securities Fund II, Ltd. on July 3, 2018. The consolidated financial statements include the accounts of the Commodity Portfolio and the Funds. All intercompany transactions and balances have been eliminated.

O.    Recent Accounting Pronouncements.    In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework-Change to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, with early adoption permitted. As permitted, the Portfolios have early-adopted the elimination provisions of ASU 2018-13 with the financial statements prepared as of June 30, 2019. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The Portfolios’ adoption of these amendments had no effect on the Portfolios’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the June 30, 2018 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each Class of shareholders, other than tax basis return of capital distributions, in one line item, called “Distributions”.

	Value Portfolio	Institutional Value Portfolio	Growth Portfolio	Institutional Growth Portfolio	Small Cap-Mid Cap Portfolio
Distributions	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018
Net investment income:
HC Strategic Shares	$(13,471)	$(17,837)	$(7,693)	$(11,617)	$(391)
HC Advisors Shares	(18)	(25)	(10)	(16)	(1)
Net realized gains:
HC Strategic Shares	$(28,142)	$(54,372)	$(38,337)	$(42,580)	$—
HC Advisors Shares	(40)	(102)	(54)	(82)	—

	Institutional Small Cap-Mid Cap Portfolio	Real Estate Portfolio	Commodity Portfolio	ESG Growth Portfolio	Catholic SRI Growth Portfolio
Distributions	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018
Net investment income:
HC Strategic Shares	$(745)	$(1,919)	$(25,672)	$(4,367)	$(805)
HC Advisors Shares	(1)	—	(31)	—	—
Net realized gains:
HC Strategic Shares	$(13,508)	$(3,669)	$—	$—	$(719)
HC Advisors Shares	(22)	—	—	—	—

	International Portfolio	Institutional International Portfolio	Emerging Markets Portfolio	Core Fixed Income Portfolio	Fixed Opportunity Portfolio
Distributions	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018
Net investment income:
HC Strategic Shares	$(37,147)	$(92,471)	$(37,919)	$(1,807)	$(36,991)
HC Advisors Shares	(52)	(118)	(59)	(59)	(36)
Net realized gains:
HC Strategic Shares	$—	$(3,589)	$—	$—	$—
HC Advisors Shares	—	(6)	—	—	—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

	U.S. Government Fixed Income Portfolio	Inflation Protected Portfolio	U.S. Corporate Fixed Income Portfolio	U.S. Mortgage/Asset Backed Fixed Income Portfolio	Short-Term Municipal Portfolio
Distributions	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018	For the year ended June 30, 2018
Net investment income:
HC Strategic Shares	$(3,895)	$(8,925)	$(7,952)	$(5,116)	$(347)
HC Advisors Shares	—	—	—	—	—
Net realized gains:
HC Strategic Shares	$—	$—	$(857)	$—	$—
HC Advisors Shares	—	—	—	—	—

	Intermediate Municipal Portfolio	Intermediate Municipal II Portfolio
Distributions	For the year ended June 30, 2018	For the year ended June 30, 2018
Net investment income:
HC Strategic Shares	$(7,581)	$(1,642)
HC Advisors Shares	(26)	(8)
Net realized gains:
HC Strategic Shares	$—	$(3)
HC Advisors Shares	—	—

3.    INVESTMENT ADVISORY AND ADMINISTRATIVE CONTRACTS.    The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management for that portion of the Portfolio allocated to it and for placing all orders for the purchase and sale of securities and other instruments for such portion of the Portfolio. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average daily net assets of that portion of the Portfolio managed.

For the year ended June 30, 2019, the Portfolios incurred the following investment advisory fees, before any applicable fee waivers, with respect to the services of the indicated Specialist Manager(s). The following annual fee rates are applied to the portions of the Portfolios that are managed by the Specialist Managers in determining amounts earned, except as footnoted.

Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$84	0.07	%(a)†
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Index Strategy)	—	0.04	%(b)(c)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Factor and Quality Strategy)	—	0.07	%(b)(c)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (U.S. Multi-Factor Strategy)	—	0.08	%(b)(c)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	23	0.15	%(d)
Parametric Portfolio Associates, LLC (Defensive Strategy)	—	0.35	%(c)(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	377	0.09	%(g)

Total	$484	0.08%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Institutional Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$111	0.07	%(a)†
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Index Strategy)	186	0.04	%(b)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Factor and Quality Strategy)	129	0.07	%(b)†
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (U.S. Multi-Factor Strategy)	—	0.08	%(b)(c)
Pacific Investment Management Company, LLC (RAFI U.S. Multi-Factor Strategy)	187	0.175	%(h)
Pacific Investment Management Company, LLC (Stock Plus)	—	0.25	%(c)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	76	0.09	%(d)
Parametric Portfolio Associates, LLC (Defensive Strategy)	—	0.35	%(c)(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)

Total	$689	0.07%

Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.07	%(a)(c)
Jennison Associates, LLC	532	0.27	%(i)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Index Strategy)	—	0.04	%(b)(c)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Factor and Quality Strategy)	59	0.065	%(b)†
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (U.S. Multi-Factor Strategy)	—	0.08	%(b)(c)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	21	0.15	%(d)
Parametric Portfolio Associates, LLC (Defensive Strategy)	—	0.35	%(c)(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	427	0.09	%(g)

Total	$1,039	0.13%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Institutional Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.07	%(a)(c)
Jennison Associates, LLC	755	0.27	%(i)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Index Strategy)	164	0.04	%(b)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Factor and Quality Strategy)	246	0.065	%(b)†
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (U.S. Multi-Factor Strategy)	120	0.065	%(b)†
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Four Corner Factor Strategy)	12	0.065	%(b)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (RAFI Low Volatility Factor Index)	6	0.04	%(b)†
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Low Volatility Factor Index)	1	0.065	%(b)
Pacific Investment Management Company, LLC (RAFI U.S. Multi-Factor Strategy)	—	0.175	%(c)(h)
Pacific Investment Management Company, LLC (Stock Plus)	—	0.25	%(c)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	47	0.08	%(d)
Parametric Portfolio Associates, LLC (Defensive Strategy)	—	0.35	%(c)(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	2	0.26	%(f)

Total	$1,353	0.10%

Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Advisory Research, Inc.	$136	0.85%
Ariel Investments, LLC	61	1.00	%(j)
Cadence Capital Management, LLC	—	0.07	%(a)(c)
Frontier Capital Management Company, LLC	174	0.45	%(k)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Index Strategy)	—	0.04	%(b)(c)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Factor Strategy)	—	0.065	%(b)(c)
Pzena Investment Management, LLC	78	1.00%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	12	0.44	%(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	24	0.09	%(g)

Total	$485	0.49%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Institutional Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Advisory Research, Inc.	$249	0.85%
Ariel Investments, LLC	—	1.00	%(c)(j)
Cadence Capital Management, LLC	—	0.07	%(a)(c)
Frontier Capital Management Company, LLC	239	0.45	%(k)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Index Strategy)	12	0.04	%(b)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Factor Strategy)	18	0.065	%(b)†
Pzena Investment Management, LLC	86	1.00%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	13	0.31	%(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)

Total	$617	0.40%

Real Estate Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.10	%(c)(l)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	—	0.10	%(c)(m)
Wellington Management Company, LLP	793	0.70	%(n)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	17	0.19	%(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)

Total	$810	0.62%

Commodity Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.10	%(c)(l)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	332	0.10	%(m)
Pacific Investment Management Company, LLC	—	0.25	%(c)
Vaughan Nelson Investment Management, L.P.	9	0.30	%(o)†
Wellington Management Company, LLP (Global National Resources Strategy)	518	0.61	%(p)†
Wellington Management Company, LLP (Commodity Futures Strategy)	109	0.75%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	71	0.09	%(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	—	0.09	%(c)(g)

Total	$1,039	0.20%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

ESG Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(c)
Cadence Capital Management, LLC	2	0.14	%(q)†
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	235	0.16	%(r)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	13	0.33	%(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)

Total	$250	0.16%

Catholic SRI Growth Portfolio

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(c)
Cadence Capital Management, LLC	1	0.14	%(q)†
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	71	0.16	%(r)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	—	0.15	%(c)(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)

Total	$72	0.16%

International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Artisan Partners Limited Partnership	$1,105	0.62	%(s)
Cadence Capital Management, LLC (Emerging Markets Strategy)	—	0.13	%(c)(t)
Cadence Capital Management, LLC (Developed Markets Strategy)	448	0.10	%(u)
Causeway Capital Management, LLC	1,817	0.45%
City of London Investment Management Company, Ltd.	—	0.62	%(c)(v)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Developed Markets Strategy)	—	0.10	%(c)(w)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Emerging Markets Strategy)	—	0.13	%(c)(x)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	33	0.11	%(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	4	0.51	%(f)†
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	—	0.09	%(c)(g)

Total	$3,407	0.32%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Institutional International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Artisan Partners Limited Partnership	$1,390	0.62	%(s)
Cadence Capital Management, LLC (Emerging Markets Strategy)	—	0.13	%(c)(t)
Cadence Capital Management, LLC (Developed Markets Strategy)	1,096	0.10	%(u)
Causeway Capital Management, LLC	2,095	0.45%
City of London Investment Management Company, Ltd.	561	0.62	%(v)
Lazard Asset Management LLC	972	0.36	%(y)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Developed Markets Strategy)	—	0.10	%(c)(w)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Emerging Markets Strategy)	—	0.13	%(c)(x)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	48	0.10	%(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	5	0.15	%(f)†

Total	$6,167	0.28%

Emerging Markets Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation (formerly The Boston Company Asset Management, LLC)	$2,244	0.61	%(z)†
Cadence Capital Management, LLC	—	0.13	%(c)(t)
City of London Investment Management Company, Ltd.	—	1.00	%(c)(aa)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	1,087	0.13	%(x)
RBC Global Asset Management (UK) Limited	2,409	0.68	%(bb)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	28	0.13	%(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	—	0.09	%(c)(g)

Total	$5,768	0.36%

Core Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$21	0.08%
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Mortgage and Asset-Backed Strategy)	23	0.06%
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (Corporate Strategy)	—	0.15	%(c)

Total	$44	0.07%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Fixed Opportunity Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Fort Washington Investment Advisors, Inc.	$871	0.20	%(cc)
City of London Investment Management Company, Ltd.	—	0.45	%(c)
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	—	0.25	%(c)
Western Asset Management Company, Ltd.	1,276	0.75%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	22	0.14	%(d)
Parametric Portfolio Associates, LLC (Targeted Strategy)	20	0.06	%(f)

Total	$2,189	0.33%

U.S. Government Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	$161	0.06%

Inflation Protected Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	$150	0.04	%(dd)

U.S. Corporate Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$231	0.08%
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	—	0.15	%(c)

Total	$231	0.08%

U.S. Mortgage/Asset Backed Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)	$121	0.06%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Short-Term Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$115	0.125%

Intermediate Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation (formerly Standish Mellon Asset Management Company LLC)	$587	0.17	%(ee)
City of London Investment Management Company, Ltd.	146	0.45	%(ff)

Total	$733	0.19%

Intermediate Municipal II Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$95	0.125%
City of London Investment Management Company, Ltd.	—	0.45	%(c)(gg)

Total	$95	0.125%

†	As of June 30, 2019, no assets were allocated.

(a)

Cadence Capital Management, LLC (“Cadence”) receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of that portion of the Portfolio managed by Cadence. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.075% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence using these strategies in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(b)

Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation) (“Mellon”) receives a fee for assets allocated to an Index Strategy, for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.04% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawals or redemptions reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.065%. Index Strategy shall mean a portfolio wherein the Portfolio Manager seeks to approximate, over the long term, the performance of a specific market index.

For assets allocated to a Factor Strategy, for so long as the Combined Assets are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.075%. Factor Strategy shall mean a portfolio wherein the Portfolio Manager seeks to implement a strategy developed by Hirtle Callaghan & Co. or an affiliate with the objective of obtaining exposure to one or more factors such as value or quality within the U.S. equity markets.

For assets allocated to a U.S. Multi-Factor Strategy, for so long as the Combined Assets are greater than $2 billion, the fee shall be at the annual rate of 0.08% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.10%. U.S. Multi-Factor Strategy shall mean a portfolio wherein the Portfolio Manager seeks to implement a proprietary strategy developed by the Portfolio Manager that seeks to obtain a targeted exposure to multi-factor equity model factors such as value, momentum, and low volatility within the U.S. equity markets.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Relating to an Index License Agreement pertaining to the usage of the RAFI Low Volatility Factor U.S. Index name, Research Affiliates, LLC received an annual licensing fee, calculated daily and payable quarterly, in arrears, based on the average daily net assets of the Account, in accordance with the following schedule: 0.045% of the first $5 billion of the average daily net assets, 0.040% of the next $5 billion of the average daily net assets, and 0.035% of the average daily net assets exceeding $10 billion. The agreement was active for the period February 26, 2019 to June 20, 2019.

Prior to December 12, 2018, Mellon’s Strategy “Quality” received a fee, which was calculated daily and payable monthly in arrears. For so long as Combined Assets were greater than $2 billion, the fee was at the annual rate of 0.065% of the average daily net assets of that portion of the Portfolio managed by Mellon. If the Combined Assets were reduced to $2 billion or less due to redemptions, the fee was calculated at the annual rate of 0.075% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon using these strategies in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(c)	Specialist Manager approved by the Board but a strategy to which no assets were allocated during the year ended June 30, 2019.

(d)

With respect to its Liquidity Strategy, Parametric Portfolio Associates, LLC (“Parametric”) receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of Combined Liquidity Assets; and 0.05% of Combined Liquidity Assets over $150 million. Parametric is also entitled to receive a flat fee of $10,000 per year for each Portfolio. One Twelfth of such fee will be waived with respect to each calendar month during which no Portfolio assets were allocated to that Portfolio.

“Combined Liquidity Assets” shall mean the sum of: the net assets of that portion of each Portfolio managed by Parametric for investment in its Liquidity Strategy.

(e)

With respect to its Defensive Strategy, Parametric receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.35% of the first $50 million of the Combined Defensive Assets (as defined below) and 0.25% of Combined Defensive Assets over $50 million.

“Combined Defensive Assets” shall mean the sum of: the net assets of that portion of the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, and Institutional Growth Portfolio managed by Parametric for investment in its Defensive Strategy.

(f)

With respect to its Targeted Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the rate of 0.05%. Parametric is also entitled to receive a flat fee of $5,000 per year for each Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to that Portfolio.

(g)

With respect to its Tax-Managed Custom Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Strategy Assets (as defined below); 0.09% of the next $250 million of the Combined Tax-Managed Custom Strategy Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Strategy Assets; and 0.07% of the Combined Tax-Managed Custom Strategy Assets over $1 billion.

“Combined Tax-Managed Custom Strategy Assets” shall man the sum of: the net assets of that portion of each of the other Portfolios of the Trust allocated to Parametric from time to time for investment in their Tax-Management Custom Core Strategy.

If, at the close of business on September 30, 2019, the Combined Tax-Managed Custom Strategy Assets are less than $500 million, the fee for the first $250 million shall be permanently increased to 0.13%.

(h)

For its services with respect to the RAFI U.S. Multi-Factor Strategy, Pacific Investment Management Company, LLC (“PIMCO”) receives an annual fee from each Portfolio at the annual rate of 0.175% of the first $600 million of the Combined RAFI U.S. Multi-Factor Strategy Assets (as defined below); 0.15% on the next $700 million of Combined RAFI U.S. Multi-Factor Strategy Assets; and 0.125% on Combined RAFI U.S. Multi-Factor Strategy Assets over $1.3 billion. Should these assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%; however, for the twelve months’ period ending December 19, 2019, this fee for the minimum asset requirement is contractually reduced to 0.175% of each Portfolio’s average daily net assets of the Account. Fees are payable monthly in arrears and are computed based on the combined market value of the Combined Assets as reported on the custodian’s statement at the end of the billing period.

Combined RAFI U.S. Multi-Factor Strategy Assets shall mean the sum of: the net assets of the Institutional Value Portfolio managed by PIMCO and the net assets of the Institutional Growth Portfolio managed by PIMCO using the PIMCO RAFI Dynamic Multi-Factor U.S. Equity Strategy.

PIMCO utilized the services of Parametric as an account sub-advisor to assist with the implementation of the Account’s investment strategy. Parametric received a fee for these services paid by PIMCO.

(i)

Jennison Associates LLC (“Jennison”) is entitled to receive an annual fee of no more than 0.30% of average daily net assets of that portion of the Growth Portfolio and Institutional Growth Portfolio allocated to Jennison (the “Jennison Accounts”). While the rate at which Jennison’s fee for managing the Portfolios will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Accounts and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Trust’s primary adviser at the following annual rates:

— 0.75% on the first $10 million;

— 0.50% on the next $30 million;

— 0.35% on the next $25 million;

— 0.25% on the next $335 million;

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

— 0.22% on the next $600 million;

— 0.20% on the next $4 billion; and

— 0.25% on the balance

(j)

For its services to the Small Cap-Mid Cap Portfolio and the Institutional Small Cap-Mid Cap Portfolio, Ariel Investments, LLC (“Ariel”) receives an annual fee, calculated daily and payable quarterly, in arrears, based on the Combined Assets (as defined below), in accordance with the following schedule: 1.00% of the first $10 million of Combined Assets, 0.75% of the next $10 million of Combined Assets, and 0.50% of Combined Assets exceeding $20 million.

“Combined Assets” shall mean the sum of: the net assets managed by Ariel in the Small Cap-Mid Cap Portfolio, the Institutional Small Cap-Mid Cap Portfolio and the net assets invested in the same strategy as the Portfolios that are managed by Ariel for certain other clients of the Trust’s primary adviser or certain of its affiliates.

(k)

Frontier Capital Management Company, LLC (“Frontier”) receives a fee, which shall be calculated daily and payable monthly, at an annual rate of 0.45% of the first $90 million of the Combined Assets (as defined below) and 0.75% of Combined Assets exceeding $90 million.

“Combined Assets” shall mean the sum of: the net assets managed by Frontier in the Small Cap-Mid Cap Portfolio, the net assets managed by Frontier in the Institutional Small Cap-Mid Cap Portfolio, and the net assets invested in the same strategy as the Portfolios that are managed by Frontier for certain other clients of the Trust’s primary adviser.

(l)

Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio managed by Cadence. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(m)

Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio managed by Mellon. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(n)

Wellington Management Company, LLP (“Wellington”) receives a fee, which shall be payable monthly in arrears of 0.75% of the average daily net assets of the first $50 million of the Combined Assets (as defined below). On Combined Assets over $50 million, the fee shall be at the annual rate of 0.65% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets of the Real Estate Portfolio and assets invested in the same investment strategy as the Portfolio that are managed by Wellington for certain other clients of the Trust’s primary adviser.

(o)

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) received a fee, which was calculated daily and payable quarterly, at the annual rate of 0.35% of the first $25 million of the Combined Assets (as defined below), 0.25% of the next $75 million of Combined Assets, and 0.20% of Combined Assets exceeding $100 million.

“Combined Assets” shall mean the sum of: the net assets of the Commodity Portfolio and the net assets managed by Vaughan Nelson in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(p)

With respect to its Global National Resources Strategy (“GNRS”), Wellington received a fee, which was payable monthly in arrears at the annual rate of 0.60% of the average daily net assets of the GNRS account, so long as at least $150 million in assets were present in the GNRS and 0.85% if less than $150 million in assets were present in the GNRS. Effective November 1, 2017 through October 31, 2018, Wellington voluntarily waived fees in excess of 0.25% of the average daily net assets in the Portfolio.

(q)

For its services to the Portfolio, Cadence received a fee calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it based on the asset class in which assets of the account are invested, as set forth below. In each case, the annual rate set forth was applied to the average daily net assets of that portion of the assets allocated to the designated asset class (“Designated Assets”).

Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets; Domestic Small and Mid Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets; Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets; and Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets.

Cadence’s Portfolio Management Agreements with the Portfolios were terminated on July 6, 2018.

(r)

Mellon is entitled to receive a fee, which is payable monthly in arrears at the annual rate of 0.16% of the average daily net assets of the Account. Mellon voluntarily waived 0.06% of the annual fixed fee calculated on daily net assets of the Account for the period June 20, 2019 through June 30, 2019.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

(s)

Artisan Partners Limited Partnership (“Artisan”) receives a fee, which shall be payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $500 million, the fee shall be at the annual rate of 0.47% of the average daily net assets of the Portfolios. If the Combined Assets are reduced to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolios at the following annual rates:

— 0.80% on assets up to $50 million; and

— 0.60% on assets in excess of $50 million

“Combined Assets” shall mean the sum of: the net assets of the International Portfolio managed by Artisan and the net assets of the Institutional International Portfolio managed by Artisan.

(t)

With respect to the emerging markets portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(u)

With respect to the developed markets portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(v)

City of London Investment Management Company, Ltd. (“CLIM”) receives a fee, which shall be calculated daily and payable monthly in arrears at the annual rate of 0.80% of the first $50 million of the Combined Assets (as defined below) and 0.40% of the Combined assets exceeding $50 million.

“Combined Assets” shall mean the sum of: the net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(w)

With respect to the developed markets portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(x)

With respect to the emerging markets portion of the Portfolio managed by Mellon, Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or one of its affiliates serves as investment adviser.

(y)

Lazard Asset Management, LLC (“Lazard”) receives a fee, which shall be payable monthly in arrears at the annual rate of 0.40% of the average daily net assets of the first $75 million and 0.35% of the average daily net assets exceeding $75 million of that portion of the Portfolio managed by Lazard.

(z)

Mellon Investments Corporation (formerly The Boston Company Asset Management, LLC) (“Mellon-Boston”) received an annual fee of 0.90% of the average daily net assets of the first $50 million; 0.85% of the average daily net assets on the next $50 million; 0.70% of the average daily net assets on the next $100 million; 0.55% of the average daily net assets on the next $200 million; and 0.50% of the average daily net assets over $400 million of that portion of the Portfolio managed by Mellon-Boston.

Mellon-Boston’s Portfolio Management Agreement was terminated effective March 27, 2019.

(aa)

CLIM receives a fee, which shall be calculated daily and payable quarterly in arrears at the annual rate of 1.00% of the first $100 million of the Combined Assets (as defined below); 0.80% of the next $100 million of Combined Assets; and 0.50% of Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

(bb)

RBC Global Asset Management (U.K.) Limited receives a fee, which shall be payable quarterly in arrears at the annual rate of 0.80% of the first $100 million of the Combined Assets (as defined below); 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million.

“Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which Hirtle Callaghan & Co. serves as investment adviser and for which Portfolio Manager provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account.

(cc)

Fort Washington Investment Advisors, Inc. (“Fort Washington”) receives a fee, which shall be payable quarterly in arrears. For so long as the Combined Assets (as defined below) are greater than $200 million, the fee shall be at the annual rate of 0.20% of the Combined Assets. If the Combined Assets are reduced to $200 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date of such withdrawals or redemptions, the fee shall be based on 0.40% of the Combined Assets of the first $25 million, 0.375% of the Combined Assets of the next $25 million, 0.3375% of the Combined Assets of the next $50 million, 0.25% of the Combined Assets of the next $100 million, and 0.20% of the Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by Fort Washington in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Fort Washington for the benefit of certain investors who are clients of the Trust’s primary adviser.

(dd)

Mellon receives a fee, which shall be payable monthly in arrears, at the annual rate of 0.04% of the average daily net assets invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets invested according to an emerging-markets inflation-protected securities strategy.

(ee)

Mellon Investments Corporation (formerly Standish Mellon Asset Management Company, LLC) (“Mellon-Standish”) receives a fee, which shall be calculated daily and payable quarterly, at an annual rate of 0.25% for the first $100 million of the Combined Assets (as defined below) and 0.15% of the Combined Assets exceeding $100 million. Mellon-Standish is entitled to receive a fee at an annual rate not to exceed 0.20% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon-Standish in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Mellon-Standish for the benefit of certain investors who are clients of the Trust’s primary adviser.

(ff)

CLIM is entitled to receive a fee, which is payable monthly in arrears at the annual rate of 0.45% of the average daily net assets of the Account. Prior to July 27, 2018, CLIM was entitled to receive a fee based on the average net assets of that portion of each affected Portfolio’s assets allocated to CLIM by the Adviser, at the following rates: 0.25% of the first $100 million of the Combined Assets (as defined below); and 0.15% of the Combined Assets exceeding $100 million.

“Combined Assets” shall mean the sum of all assets managed in this strategy for clients of the Trust’s primary adviser and certain of its affiliates. The maximum fee is 0.20% regardless of asset levels.

(gg)

CLIM is entitled to receive a fee, which is payable monthly in arrears at the annual rate of 0.45% of the average daily net assets of the Account. Prior to July 27, 2018, CLIM was entitled to receive a fee, which was payable monthly in arrears at the annual rate of 0.125% of the average daily net assets of the Account.

Pursuant to discretionary investment advisory agreements between the Trust and the Adviser, the Adviser is paid a fee which is accrued daily and paid monthly at an annual rate of 0.05% of average daily net assets per Portfolio. The fees that the Adviser receives are listed as “Management fees” on the Statements of Operations. The Adviser continuously monitors the performance of various investment management organizations, including the Specialist Managers retained by the Trust, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. The Adviser is also authorized to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Board. In addition, the Adviser makes its officers available to serve as officers and/or Trustees of the Trust, and maintains office space sufficient for the Trust’s principal office. The Securities and Exchange Commission has issued an order that permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio under certain circumstances.

Citi Fund Services Ohio, Inc. (“Citi”) provides the Portfolios with administrative and fund accounting services. The fees for these services are disclosed as “Administrative service fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0506% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0276% of average daily net assets in excess of $12 billion. Citi receives additional fees paid by the Trust for compliance services, regulatory reporting services and reimbursement of certain expenses.

FIS Investor Services LLC, a wholly-owned subsidiary of Fidelity National Information Services, provides dividend and capital gains disbursing agent and transfer agency services. The fees for these services are disclosed as “Transfer agency fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0034% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0019% of average daily net assets in excess of $12 billion.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

The Trust has adopted a Distribution Plan for the HC Advisors Shares under which the Adviser may receive compensation for distribution services. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser is entitled to receive a fee of up to 0.25% annually of the average daily net assets attributable to the HC Advisors Shares. Currently, the Adviser is voluntarily waiving all fees associated with the Distribution Plan, and there is no current intention to collect such a fee.

Unified Financial Securities, LLC (“Unified”), a wholly-owned subsidiary of Ultimus Fund Solutions LLC, provides certain distribution services to the Trust. Unified receives an annual fee of $50,000 for performing the services listed under its agreement with the Trust. None of Unified’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Alaric Compliance Services, LLC (“Alaric”) provides an employee to serve as the Trust’s Chief Compliance Officer. Alaric receives an annual fee of $160,000 for performing services listed under its agreement with the Trust.

The Portfolios may use related party broker-dealers. For the year ended June 30, 2019, the following Portfolio incurred brokerage commissions with broker-dealers affiliated with the Specialist Managers as follows:

Portfolio	Commissions Amount (000)
Emerging Markets Portfolio	$23

The Portfolios are permitted to purchase and sell securities (“cross trade”) from and to other Portfolios within the Trust pursuant to “Cross-Trading” Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross trade of securities by the respective Portfolio from or to another Portfolio that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross trade is executed at the current market price. Pursuant to these procedures, for the year ended June 30, 2019, the Portfolios engaged in the following cross trades, which resulted in the following net realized gains (losses) (amounts in thousands):

Portfolio	Purchases	Sales	Net Realized Gains/(Losses)
Institutional Value Portfolio	$55,685	$51,501	$12,994
Institutional Growth Portfolio	53,608	54,480	(1,167)
Institutional Small Cap-Mid Cap Portfolio	633	3,945	1,389

4.    PURCHASE AND SALE TRANSACTIONS.    The aggregate cost of purchases and proceeds from sales of investment securities, other than long-term U.S. government securities, TBA securities and short-term securities, for the year ended June 30, 2019 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Value Portfolio	$411,596	$437,620
Institutional Value Portfolio	462,667	360,633
Growth Portfolio	320,074	405,576
Institutional Growth Portfolio	953,786	858,911
Small Cap-Mid Cap Portfolio	73,633	79,066
Institutional Small Cap-Mid Cap Portfolio	76,171	92,221
Real Estate Portfolio	54,509	65,417
Commodity Portfolio	59,591	564,041
ESG Growth Portfolio	251,212	272,029
Catholic SRI Growth Portfolio	96,731	78,850
International Portfolio	550,854	703,915
Institutional International Portfolio	774,828	1,164,418
Emerging Markets Portfolio	764,579	976,826
Core Fixed Income Portfolio	9,420	10,676
Fixed Opportunity Portfolio	306,278	443,601

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Portfolio	Purchases	Sales
U.S. Corporate Fixed Income Portfolio	$84,218	$69,774
U.S. Mortgage/Asset Backed Fixed Income Portfolio	3,339	3,150
Short-Term Municipal Portfolio	40,900	12,807
Intermediate Municipal Portfolio	100,276	99,416
Intermediate Municipal II Portfolio	12,773	14,063

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended June 30, 2019 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$11,388	$15,529
Fixed Opportunity Portfolio	7,396	1,281
U.S. Government Fixed Income Portfolio	141,135	83,950
Inflation Protected Portfolio	74,517	127,629
U.S. Mortgage/Asset Backed Fixed Income Portfolio	31,225	23,094

5.    FEDERAL INCOME TAXES.    It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it (but not the shareholders) from all, or substantially all, federal income taxes. The Portfolios may, under certain circumstances, utilize equalization accounting for tax purposes by designating earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether it is more likely than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a tax authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally the last three tax year ends 2016 to 2018, and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements. Furthermore, management of the Portfolios is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

A.    Unrealized Appreciation/Depreciation on investments (amounts in thousands):

Portfolio	Tax Cost of Investments	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	$433,985	$151,075	$(2,269)	$148,806
Institutional Value Portfolio	1,364,292	150,555	(42,317)	108,238
Growth Portfolio	402,159	400,992	(2,906)	398,086
Institutional Growth Portfolio	1,159,028	384,115	(16,995)	367,120
Small Cap Mid-Cap Portfolio	71,819	29,185	(5,496)	23,689
Institutional Small Cap-Mid Cap Portfolio	126,391	35,392	(13,743)	21,649
Real Estate Portfolio	92,073	28,383	(637)	27,746
ESG Growth Portfolio	141,040	9,285	(2,588)	6,697
Catholic SRI Growth Portfolio	48,693	2,540	(602)	1,938
International Portfolio	779,138	149,817	(48,032)	101,785
Institutional International Portfolio	1,759,703	250,282	(170,398)	79,884
Emerging Markets Portfolio	1,337,990	200,720	(92,199)	108,521

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Portfolio	Tax Cost of Investments	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation/ (Depreciation)
Core Fixed Income Portfolio	$67,640	$2,279	$(202)	$2,077
Fixed Opportunity Portfolio	579,797	27,033	(6,886)	20,147
U.S. Government Fixed Income Portfolio	293,437	11,294	(1,021)	10,273
Inflation Protected Portfolio	348,684	8,901	(913)	7,988
U.S. Corporate Fixed Income Portfolio	295,804	13,743	(165)	13,578
U.S. Mortgage/Asset Backed Fixed Income Portfolio	243,565	2,627	(796)	1,831
Short-Term Municipal Portfolio	107,980	1,306	(3)	1,303
Intermediate Municipal Portfolio	384,309	10,360	(4,436)	5,924
Intermediate Municipal II Portfolio	76,848	2,792	(2)	2,790

The tax cost of investments includes the cost of securities, proceeds received from TBA sales commitments and any upfront premiums paid or received on derivatives, as applicable. The tax unrealized appreciation/depreciation includes securities, TBA sales commitments and derivatives that are not considered realized for tax purposes, as applicable.

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, the difference between book and tax accretion methods for market discount, derivatives, and an in-kind purchases by investors that, for tax purposes, created a controlling interest in a Portfolio.

B.    Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years ended June 30, 2019 and June 30, 2018 were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended June 30, 2019	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$11,937	$31,074	$43,011	$43,011	$—	$43,011
Institutional Value Portfolio	33,807	52,349	86,156	86,156	—	86,156
Growth Portfolio	10,115	43,464	53,579	53,579	—	53,579
Institutional Growth Portfolio	21,091	79,726	100,817	100,817	—	100,817
Small Cap–Mid Cap Portfolio	368	8,812	9,180	9,180	—	9,180
Institutional Small Cap–Mid Cap Portfolio	5,066	28,398	33,464	33,464	—	33,464
Real Estate Portfolio	2,571	1,381	3,952	3,952	—	3,952
ESG Growth Portfolio	4,165	4,748	8,913	8,913	—	8,913
Catholic SRI Growth Portfolio	1,438	2,302	3,740	3,740	—	3,740
International Portfolio	35,543	—	35,543	35,543	—	35,543
Institutional International Portfolio	105,857	69,678	175,535	175,535	—	175,535
Emerging Markets Portfolio	29,774	—	29,774	29,774	—	29,774
Core Fixed Income Portfolio	1,834	—	1,834	1,834	—	1,834
Fixed Opportunity Portfolio	38,447	—	38,447	38,447	—	38,447
U.S. Government Fixed Income Portfolio	5,868	—	5,868	5,868	—	5,868
Inflation Protected Portfolio	9,115	—	9,115	9,115	—	9,115
U.S. Corporate Fixed Income Portfolio	10,119	—	10,119	10,119	—	10,119
U.S. Mortgage/Asset Backed Fixed Income Portfolio	5,998	—	5,998	5,998	—	5,998
Short-Term Municipal Portfolio	82	—	82	82	1,331	1,413
Intermediate Municipal Portfolio	98	—	98	98	8,495	8,593
Intermediate Municipal II Portfolio	55	107	162	162	1,619	1,781

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

	Distributions Paid From:
Year Ended June 30, 2018	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	In Excess of Net Investment Income	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$19,780	$21,891	$41,671	$—	$41,671	$—	$41,671
Institutional Value Portfolio	41,677	30,659	72,336	—	72,336	—	72,336
Growth Portfolio	10,120	35,974	46,094	—	46,094	—	46,094
Institutional Growth Portfolio	21,304	32,991	54,295	—	54,295	—	54,295
Small Cap–Mid Cap Portfolio	392	—	392	—	392	—	392
Institutional Small Cap-Mid Cap Portfolio	1,697	12,579	14,276	—	14,276	—	14,276
Real Estate Portfolio	1,879	3,709	5,588	—	5,588	—	5,588
ESG Growth Portfolio	4,367	—	4,367	—	4,367	—	4,367
Catholic SRI Growth Portfolio	1,216	308	1,524	—	1,524	—	1,524
International Portfolio	37,199	—	37,199	—	37,199	—	37,199
Institutional International Portfolio	96,184	—	96,184	—	96,184	—	96,184
Emerging Markets Portfolio	37,447	—	37,447	531	37,978	—	37,978
Core Fixed Income Portfolio	1,868	—	1,868	—	1,868	—	1,868
Fixed Opportunity Portfolio	37,027	—	37,027	—	37,027	—	37,027
U.S. Government Fixed Income Portfolio	3,889	—	3,889	—	3,889	—	3,889
Inflation Protected Portfolio	8,494	—	8,494	—	8,494	—	8,494
U.S. Corporate Fixed Income Portfolio	8,055	735	8,790	—	8,790	—	8,790
U.S. Mortgage/Asset Backed Fixed Income Portfolio	5,111	—	5,111	—	5,111	—	5,111
Short-Term Municipal Portfolio	42	—	42	—	42	303	345
Intermediate Municipal Portfolio	130	—	130	—	130	7,477	7,607
Intermediate Municipal II Portfolio	38	3	41	—	41	1,612	1,653

*	Total distributions paid may differ from what appears in the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

C.    Components of Distributable Earnings

As of June 30, 2019, the components of distributable earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Value Portfolio	$—	$—	$—	$—	$(9,953)	$148,806	$138,853
Institutional Value Portfolio	3,137	45,329	48,466	—	—	108,238	156,704
Growth Portfolio	232	23,902	24,134	—	—	398,086	422,220
Institutional Growth Portfolio	11,847	180,737	192,584	—	—	367,120	559,704
Small Cap–Mid Cap Portfolio	—	2,201	2,201	—	—	23,687	25,888
Institutional Small Cap–Mid Cap Portfolio	—	6,371	6,371	—	—	21,649	28,020
Real Estate Portfolio	424	4,468	4,892	—	—	27,744	32,636
ESG Growth Portfolio	299	6,922	7,221	—	—	6,693	13,914
Catholic SRI Growth Portfolio	—	1,547	1,547	—	—	1,938	3,485
International Portfolio	1,187	—	1,187	—	(35,906)	101,734	67,015

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Institutional International Portfolio	$1,383	$—	$1,383	$—	$(5,818)	$80,288	$75,853
Emerging Markets Portfolio	—	—	—	—	(111,220)	105,794	(5,426)
Core Fixed Income Portfolio	28	—	28	(1)	(559)	2,078	1,546
Fixed Opportunity Portfolio	1,949	—	1,949	—	(50,227)	20,244	(28,034)
U.S. Government Fixed Income Portfolio	263	—	263	(98)	(753)	10,272	9,684
Inflation Protected Portfolio	2,811	—	2,811	(347)	(2,258)	7,988	8,194
U.S. Corporate Fixed Income Portfolio	402	—	402	(146)	(1,016)	13,578	12,818
U.S. Mortgage/Asset Backed Fixed Income Portfolio	246	—	246	(93)	(9,801)	1,831	(7,817)
Short-Term Municipal Portfolio	34	—	34	(4)	(5)	1,303	1,328
Intermediate Municipal Portfolio	85	—	85	(21)	—	5,924	5,988
Intermediate Municipal II Portfolio	45	9	54	(5)	—	2,790	2,839

D.    Capital Loss Carryforwards

As of their tax year ended June 30, 2019, the following Portfolios had capital loss carryforwards (“CLCFs”) not subject to expiration as summarized below (amounts in thousands):

Portfolio	Short-Term Amount	Long-Term Amount	Total
International Portfolio	$35,906	$—	$35,906
Emerging Markets Portfolio	42,418	68,704	111,122
Core Fixed Income Portfolio	268	291	559
Fixed Opportunity Portfolio	2,242	47,985	50,227
U.S. Government Fixed Income Portfolio	172	581	753
Inflation Protected Portfolio	1,397	861	2,258
U.S. Corporate Fixed Income Portfolio	457	559	1,016
U.S. Mortgage/Asset Backed Fixed Income Portfolio	2,039	7,762	9,801
Short-Term Municipal Portfolio	3	2	5

E.    Deferred Losses

Under current tax law, capital losses and specified ordinary losses realized after October 31 or non-specified ordinary losses realized after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had deferred losses, which will be treated as arising on the first day of the fiscal year ended June 30, 2020 (amounts in thousands):

Portfolio	Post-October Capital Losses	Late Year Ordinary Losses
Value Portfolio	$9,953	$—
Institutional International Portfolio	5,818	—
Emerging Markets Portfolio	—	98

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

F.    Commodity Portfolio Tax Information

The Commodity Portfolio has a tax year end of December 31.

The Commodity Portfolio’s tax cost of investments as of December 31, 2018 was $365,180, resulting in accumulated net unrealized appreciation of $29,557, consisting of $54,248 in gross unrealized appreciation and $24,691 in gross unrealized depreciation (amounts in thousands). The tax cost of investments includes the cost of securities and any upfront premiums paid or received on derivatives. The tax unrealized appreciation/depreciation includes securities and derivatives that are not considered realized for tax purposes. The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, derivatives, and investments in wholly-owned Cayman Islands exempted companies.

The tax characteristics of distributions paid during the tax years ended December 31, 2018 and December 31, 2017 were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended December 31, 2018	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	In Excess of Net Investment Income	Tax Return of Capital	Tax-Exempt Distributions	Total Distributions Paid*
Commodity Portfolio	$22,750	$—	$22,750	$217	$—	$—	$22,967

Year Ended December 31, 2017
Commodity Portfolio	$21,235	$—	$21,235	$—	$171	—	$21,406

*	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

As of December 31, 2018, the components of distributable earnings (deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Commodity Portfolio	$—	$—	$—	$—	$(97,304)	$124,090	$26,786

Amounts designated as “—” are $0 or have been rounded to $0.

As of December 31, 2018, the Commodity Portfolio had the following CLCFs not subject to expiration (amounts in thousands):

Portfolio	Short-Term Amount	Long-Term Amount	Total
Commodity Portfolio	$19,848	$77,060	$96,908

G.    Book-To-Tax Differences

Distributions are based on amounts calculated in accordance with applicable federal tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature (e.g., net operating losses, reclassification of bond discount and premium, equalization accounting, treatment of gains and losses relating to foreign currency transactions, distribution re-characterization, in-kind redemptions, differing treatment of income relating to swap agreements and investments in wholly-owned Cayman Islands exempted companies), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

6.    RISK CONSIDERATIONS.

Market Risk — Each Portfolio bears a basic risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2019

Credit Risk — Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region.

Foreign Investment Risk — Investments in securities issued by non-U.S. companies and non-U.S. governments and their agencies may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. In addition, risks associated with foreign investments may be intensified in the case of investments in emerging-market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

Concentration Risk — Concentration risk is the risk that results from focusing investments in one industry or market sector. The Real Estate Portfolio and Commodity Portfolio concentrate their investments in real estate securities and commodity-related industries, respectively, which may present greater risks of loss than if the Portfolios were more broadly diversified over numerous unrelated industries.

Commodity-Related Derivatives Risk — The Commodity Portfolio, through its investment in its subsidiaries, will hold commodity-related derivatives. Commodity-related derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in such physical commodities. The value of a commodity-related derivative typically is based on the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-related derivatives may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-related derivatives, and there can be no assurance that one will develop.

7.    SIGNIFICANT SHAREHOLDERS.

Shareholders, including other funds, individuals, accounts, as well as the Portfolio’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Portfolios which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities.

Portfolio	Number of shareholders with ownership of voting securities of the Portfolio greater than 10% and less than 25% of the total Portfolio’s outstanding voting securities	Number of shareholders with ownership of voting securities of the Portfolio greater than 25% of the total Portfolio’s outstanding voting securities
Institutional Growth Portfolio	1	—
Small Cap-Mid Cap Portfolio	1	—
Institutional Small Cap-Mid Cap Portfolio	1	—
Real Estate Portfolio	1	—
Commodity Portfolio	1	—
ESG Growth Portfolio	—	1
Catholic SRI Growth Portfolio	1	2
U.S. Government Fixed Income Portfolio	1	—

8.    SUBSEQUENT EVENTS.

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of HC Capital Trust and Shareholders of

The Value Equity Portfolio	The Institutional International Equity Portfolio
The Institutional Value Equity Portfolio	The Emerging Markets Portfolio
The Growth Equity Portfolio	The Core Fixed Income Portfolio
The Institutional Growth Equity Portfolio	The Fixed Income Opportunity Portfolio
The Small Capitalization–Mid Capitalization Equity Portfolio	The U.S. Government Fixed Income Securities Portfolio
The Institutional Small Capitalization–Mid Capitalization Equity Portfolio	The Inflation Protected Securities Portfolio
The Real Estate Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio
The Commodity Returns Strategy Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
The ESG Growth Portfolio	The Short-Term Municipal Bond Portfolio
The Catholic SRI Growth Portfolio	The Intermediate Term Municipal Bond Portfolio
The International Equity Portfolio	The Intermediate Term Municipal Bond II Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio, and The Intermediate Term Municipal Bond II Portfolio (constituting HC Capital Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Columbus, Ohio

August 23, 2019

We have served as the auditor of one or more investment companies in HC Capital Trust since 1995.

HC CAPITAL TRUST

Additional Information — June 30, 2019 (Unaudited)

1.    SECURITY PROXY VOTING.    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is contained in the Statement of Additional Information. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve months ended June 30, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2.    SHAREHOLDER VOTES.    During the period ending June 30, 2019, no actions were taken by the shareholders of the Portfolios.

3.    EXPENSE EXAMPLE.    As a shareholder of the Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses:    The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The table below provides information about hypothetical account values and hypothetical expenses based on each of the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio			Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period[1]	Annualized Expense Ratio
Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,183.70	$1.14	0.21%
		Hypothetical[2]	$1,000.00	$1,023.75	$1.05	0.21%
	HC Advisors Shares	Actual[3]	$1,000.00	$1,182.70	$0.76	0.21%
		Hypothetical[2]	$1,000.00	$1,023.75	$1.05	0.21%

Institutional Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,170.50	$1.02	0.19%
		Hypothetical[2]	$1,000.00	$1,023.85	$0.95	0.19%
	HC Advisors Shares	Actual[4]	$1,000.00	$1,120.30	$0.73	0.19%
		Hypothetical[2]	$1,000.00	$1,023.85	$0.95	0.19%

Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,205.20	$1.37	0.25%
		Hypothetical[2]	$1,000.00	$1,023.55	$1.25	0.25%
	HC Advisors Shares	Actual[3]	$1,000.00	$1,189.70	$0.91	0.25%
		Hypothetical[2]	$1,000.00	$1,023.55	$1.25	0.25%

Institutional Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,195.30	$1.20	0.22%
		Hypothetical[2]	$1,000.00	$1,023.70	$1.10	0.22%
	HC Advisors Shares	Actual[4]	$1,000.00	$1,139.70	$0.82	0.21%
		Hypothetical[2]	$1,000.00	$1,023.75	$1.05	0.21%

Small Cap-Mid Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,189.40	$3.69	0.68%
		Hypothetical[2]	$1,000.00	$1,021.42	$3.41	0.68%
	HC Advisors Shares	Actual[3]	$1,000.00	$1,179.90	$2.35	0.65%
		Hypothetical[2]	$1,000.00	$1,021.57	$3.26	0.65%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

Portfolio			Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period[1]	Annualized Expense Ratio
Institutional Small Cap-Mid Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,198.60	$3.05	0.56%
		Hypothetical[2]	$1,000.00	$1,022.02	$2.81	0.56%
	HC Advisors Shares	Actual[4]	$1,000.00	$1,147.20	$2.15	0.55%
		Hypothetical[2]	$1,000.00	$1,022.07	$2.76	0.55%

Real Estate Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,183.80	$4.17	0.77%
		Hypothetical[2]	$1,000.00	$1,020.98	$3.86	0.77%

Commodity Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,144.60	$1.49	0.28%
		Hypothetical[2]	$1,000.00	$1,023.41	$1.40	0.28%
	HC Advisors Shares	Actual[4]	$1,000.00	$1,085.20	$1.10	0.29%
		Hypothetical[2]	$1,000.00	$1,023.36	$1.45	0.29%

ESG Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,113.10	$1.89	0.36%
		Hypothetical[2]	$1,000.00	$1,023.01	$1.81	0.36%
	HC Advisors Shares	Actual[5]	$1,000.00	$1,093.10	$1.75	0.37%
		Hypothetical[2]	$1,000.00	$1,022.96	$1.86	0.37%

Catholic SRI Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,131.00	$1.64	0.31%
		Hypothetical[2]	$1,000.00	$1,023.26	$1.56	0.31%
	HC Advisors Shares	Actual[5]	$1,000.00	$1,107.70	$1.48	0.31%
		Hypothetical[2]	$1,000.00	$1,023.26	$1.56	0.31%

International Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,128.60	$2.48	0.47%
		Hypothetical[2]	$1,000.00	$1,022.46	$2.36	0.47%
	HC Advisors Shares	Actual[3]	$1,000.00	$1,129.20	$1.69	0.48%
		Hypothetical[2]	$1,000.00	$1,022.41	$2.41	0.48%

Institutional International Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,125.60	$2.16	0.41%
		Hypothetical[2]	$1,000.00	$1,022.76	$2.06	0.41%
	HC Advisors Shares	Actual[4]	$1,000.00	$1,079.10	$1.59	0.42%
		Hypothetical[2]	$1,000.00	$1,022.71	$2.11	0.42%

Emerging Markets Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,105.40	$2.56	0.49%
		Hypothetical[2]	$1,000.00	$1,022.36	$2.46	0.49%
	HC Advisors Shares	Actual[4]	$1,000.00	$1,051.20	$1.83	0.49%
		Hypothetical[2]	$1,000.00	$1,022.36	$2.46	0.49%

Core Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,065.50	$2.00	0.39%
		Hypothetical[2]	$1,000.00	$1,022.86	$1.96	0.39%
	HC Advisors Shares	Actual[4]	$1,000.00	$1,036.20	$1.60	0.43%
		Hypothetical[2]	$1,000.00	$1,022.66	$2.16	0.43%

Fixed Opportunity Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,093.40	$2.44	0.47%
		Hypothetical[2]	$1,000.00	$1,022.46	$2.36	0.47%
	HC Advisors Shares	Actual[4]	$1,000.00	$1,071.70	$1.77	0.47%
		Hypothetical[2]	$1,000.00	$1,022.46	$2.36	0.47%

U.S. Government Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,049.40	$0.97	0.19%
		Hypothetical[2]	$1,000.00	$1,023.85	$0.95	0.19%

Inflation Protected Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,059.40	$0.87	0.17%
		Hypothetical[2]	$1,000.00	$1,023.95	$0.85	0.17%
	HC Advisors Shares	Actual[5]	$1,000.00	$1,047.60	$0.83	0.18%
		Hypothetical[2]	$1,000.00	$1,023.90	$0.90	0.18%

U.S. Corporate Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,098.40	$1.09	0.21%
		Hypothetical[2]	$1,000.00	$1,023.75	$1.05	0.21%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

Portfolio			Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period[1]	Annualized Expense Ratio
U.S. Mortgage/Asset Backed Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,037.40	$1.36	0.27%
		Hypothetical[2]	$1,000.00	$1,023.46	$1.35	0.27%

Short-Term Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,019.80	$1.40	0.28%
		Hypothetical[2]	$1,000.00	$1,023.41	$1.40	0.28%

Intermediate Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,046.30	$1.67	0.33%
		Hypothetical[2]	$1,000.00	$1,023.16	$1.66	0.33%
	HC Advisors Shares	Actual[3]	$1,000.00	$1,045.60	$1.09	0.32%
		Hypothetical[2]	$1,000.00	$1,023.21	$1.61	0.32%

Intermediate Municipal II Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,037.10	$1.57	0.31%
		Hypothetical[2]	$1,000.00	$1,023.26	$1.56	0.31%
	HC Advisors Shares	Actual[3]	$1,000.00	$1,011.80	$1.00	0.30%
		Hypothetical[2]	$1,000.00	$1,023.31	$1.51	0.30%

[1]	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

[2]	Represents the hypothetical 5% annual return before expenses.

[3]

Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 121/365 (to reflect the stub period January 1, 2019 to May 1, 2019).

[4]

Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 133/365 (to reflect the stub period January 1, 2019 to May 13, 2019).

[5]

Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 165/365 (to reflect the stub period January 1, 2019 to June 14, 2019).

4.    ADDITIONAL FEDERAL INCOME TAX INFORMATION

A.    Dividends Received Deduction.    For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ending June 30, 2019, qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Dividends Received Deduction
Value Portfolio	94.74%
Institutional Value Portfolio	66.21%
Growth Portfolio	95.79%
Institutional Growth Portfolio	55.66%
Small Cap–Mid Cap Portfolio	100.00%
Institutional Small Cap–Mid Cap Portfolio	34.23%
Real Estate Portfolio	4.37%
ESG Growth Portfolio	41.70%
Catholic SRI Growth Portfolio	40.12%
International Portfolio	0.04%
Institutional International Portfolio	0.02%
Emerging Markets Portfolio	0.02%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

B.    Qualified Dividends.    For the fiscal year ending June 30, 2019, under current tax law, the following dividends paid may be subject to a maximum tax rate of 15%:

Portfolio	Dividends Paid
Value Portfolio	99.98%
Institutional Value Portfolio	68.42%
Growth Portfolio	100.00%
Institutional Growth Portfolio	59.52%
Small Cap–Mid Cap Portfolio	100.00%
Institutional Small Cap–Mid Cap Portfolio	36.08%
Real Estate Portfolio	4.37%
ESG Growth Portfolio	99.58%
Catholic SRI Growth Portfolio	94.94%
International Portfolio	87.99%
Institutional International Portfolio	76.36%
Emerging Markets Portfolio	94.53%

C.    Foreign Tax Pass through Credit.    Certain HC Capital Trust Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2019. These shareholders will receive more detailed information along with their 2019 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2019, are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.41	$0.03
Institutional International Portfolio	$0.40	$0.03
Emerging Markets Portfolio	$0.58	$0.07

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

D.    Qualified Interest Income.    For the fiscal year ending June 30, 2019, the following dividends paid by the Portfolios were designated as Qualified Interest Income that may be exempt from U.S. withholding tax on accounts of foreign investors.

Portfolio	Qualified Interest Income
Core Fixed Income Portfolio	98.71%
Fixed Opportunity Portfolio	91.96%
U.S. Government Fixed Income Portfolio	97.15%
U.S. Corporate Fixed Income Portfolio	100.00%
U.S. Mortgage/Asset Backed Fixed Income Portfolio	91.70%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

E.    Long Term Capital Gains.    The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount (000)
Value Portfolio	$31,245
Institutional Value Portfolio	52,349
Growth Portfolio	44,862
Institutional Growth Portfolio	79,725
Small Cap–Mid Cap Portfolio	9,141
Institutional Small Cap–Mid Cap Portfolio	28,399
Real Estate Portfolio	1,381
ESG Growth Portfolio	4,748
Catholic SRI Growth Portfolio	2,302
Institutional International Portfolio	69,677
Intermediate Municipal II Portfolio	107

F.    Short Term Capital Gains.    The Portfolios declared short term distributions of realized gains as follows:

Portfolio	Amount (000)
Institutional Value Portfolio	$11,024
Institutional Growth Portfolio	3,943
Institutional Small Cap–Mid Cap Portfolio	4,286
ESG Growth Portfolio	76
Catholic SRI Growth Portfolio	136
Institutional International Portfolio	13,585
Intermediate Municipal II Portfolio	2

G.    Tax Exempt Distributions.    The Portfolios declared and paid tax exempt distributions for the fiscal year ending June 30, 2019, as follows:

Portfolio	Amount (000)
Short-Term Municipal Portfolio	$1,331
Intermediate Municipal Portfolio	8,495
Intermediate Municipal II Portfolio	1,619

5.    ACCESS TO QUARTERLY HOLDINGS

A complete schedule of each Portfolio’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the SEC on Form N-PORT and is available on the SEC’s website at http://www.sec.gov.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

6.    ADDITIONAL PORTFOLIO HOLDINGS INFORMATION

The following tables reflect the percentage of the total investments of each Portfolio attributable to the indicated industry sector, type of security or geographic region, as appropriate for the indicated Portfolio.

Value Portfolio

Security Allocation	Percentage of Value
Communication Services	9.3%
Consumer Discretionary	10.1%
Consumer Staples	6.2%
Energy	4.5%
Financials	12.4%
Health Care	12.9%
Industrials	9.9%
Information Technology	21.7%
Materials	3.0%
Real Estate	3.6%
Utilities	3.2%
Investment Companies	3.2%

Total	100.0%

Institutional Value Portfolio

Security Allocation	Percentage of Value
Communication Services	6.1%
Consumer Discretionary	6.6%
Consumer Staples	6.9%
Energy	4.8%
Financials	12.1%
Health Care	9.4%
Industrials	7.1%
Information Technology	9.5%
Materials	2.6%
Real Estate	3.5%
Utilities	3.2%
U.S. Treasury Obligation	0.0%
Exchange-Traded Fund	0.0%
Investment Companies	28.2%

Total	100.0%

Growth Portfolio

Security Allocation	Percentage of Value
Communication Services	8.8%
Consumer Discretionary	15.0%
Consumer Staples	6.3%
Energy	2.0%
Financials	7.5%
Health Care	11.7%
Industrials	7.3%
Information Technology	33.0%
Materials	1.9%
Real Estate	2.8%
Utilities	0.8%
Exchange-Traded Fund	0.2%
Investment Companies	2.5%
Other	0.2%

Total	100.0%

Institutional Growth Portfolio

Security Allocation	Percentage of Value
Communication Services	11.3%
Consumer Discretionary	13.2%
Consumer Staples	5.3%
Energy	1.8%
Financials	7.0%
Health Care	12.4%
Industrials	8.7%
Information Technology	28.4%
Materials	1.7%
Real Estate	3.3%
Utilities	2.0%
U.S. Treasury Obligation	0.0%
Exchange-Traded Fund	0.0%
Investment Companies	4.8%
Other	0.1%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

Small Cap-Mid Cap Portfolio

Security Allocation	Percentage of Value
Communication Services	3.0%
Consumer Discretionary	10.4%
Consumer Staples	1.7%
Energy	4.7%
Financials	12.9%
Health Care	14.7%
Industrials	19.0%
Information Technology	18.9%
Materials	5.1%
Real Estate	2.7%
Utilities	1.1%
Investment Companies	5.3%
Other	0.5%

Total	100.0%

Institutional Small Cap-Mid Cap Portfolio

Security Allocation	Percentage of Value
Communication Services	2.3%
Consumer Discretionary	11.2%
Consumer Staples	1.7%
Energy	3.8%
Financials	12.3%
Health Care	15.4%
Industrials	18.3%
Information Technology	17.9%
Materials	4.7%
Real Estate	3.0%
Utilities	1.3%
U.S. Treasury Obligation	0.0%
Investment Companies	7.3%
Other	0.8%

Total	100.0%

Real Estate Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	3.4%
Real Estate	89.8%
Investment Companies	6.8%

Total	100.0%

Commodity Portfolio

Security Allocation	Percentage of Value
Energy	45.9%
Financials	0.1%
Materials	38.5%
Utilities	0.1%
U.S. Treasury Obligation	0.4%
Exchange-Traded Fund	0.0%
Investment Companies	12.0%
Other	3.0%

Total	100.0%

ESG Growth Portfolio

Security Allocation	Percentage of Value
Communication Services	7.3%
Consumer Discretionary	9.4%
Consumer Staples	8.5%
Energy	5.6%
Financials	15.7%
Health Care	11.4%
Industrials	10.1%
Information Technology	16.0%
Materials	4.6%
Real Estate	3.1%
Utilities	3.4%
Investment Company	4.9%

Total	100.0%

Catholic SRI Growth Portfolio

Security Allocation	Percentage of Value
Communication Services	8.4%
Consumer Discretionary	11.0%
Consumer Staples	6.9%
Energy	6.1%
Financials	17.6%
Health Care	5.4%
Industrials	8.6%
Information Technology	16.8%
Materials	5.2%
Real Estate	3.3%
Utilities	3.5%
Investment Companies	7.2%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

International Portfolio

Security Allocation	Percentage of Value
Communication Services	6.4%
Consumer Discretionary	8.6%
Consumer Staples	4.4%
Energy	8.5%
Financials	21.6%
Health Care	10.2%
Industrials	15.9%
Information Technology	7.2%
Materials	12.0%
Real Estate	1.6%
Utilities	2.4%
Investment Companies	1.0%
Other	0.2%

Total	100.0%

Institutional International Portfolio

Security Allocation	Percentage of Value
Communication Services	5.6%
Consumer Discretionary	8.2%
Consumer Staples	6.5%
Energy	7.4%
Financials	17.9%
Health Care	10.8%
Industrials	13.7%
Information Technology	5.9%
Materials	9.9%
Real Estate	2.2%
Utilities	2.7%
Investment Companies	9.0%
Other	0.2%

Total	100.0%

Emerging Markets Portfolio

Security Allocation	Percentage of Value
Communication Services	13.5%
Consumer Discretionary	10.5%
Consumer Staples	7.9%
Energy	6.1%
Financials	26.7%
Health Care	2.9%
Industrials	4.7%
Information Technology	13.5%
Materials	5.9%
Real Estate	2.3%
Utilities	1.9%
U.S. Treasury Obligation	0.1%
Exchange-Traded Fund	0.6%
Investment Companies	3.4%

Total	100.0%

Core Fixed Income Portfolio

Security Allocation	Percentage of Value
Corporate	33.1%
Treasury	29.5%
Agency	20.8%
Investment Company	8.4%
Yankee Dollar	5.6%
Mortgage	1.4%
U.S. Government Agency Securities	0.9%
Asset Backed Securities	0.3%

Total	100.0%

Fixed Opportunity Portfolio

Security Allocation	Percentage of Value
Corporate	48.5%
Mortgage	18.3%
Yankee Dollar	13.0%
Investment Company	12.9%
U.S. Government Agency Mortgages	4.8%
Asset Backed Securities	1.4%
Repurchase Agreement	1.0%
Swaption	0.1%

Total	100.0%

U.S. Government Fixed Income Portfolio

Security Allocation	Percentage of Value
Treasury	96.8%
U.S. Government Agency Securities	3.0%
Investment Company	0.2%
Yankee Dollar	0.0%

Total	100.0%

Inflation Protected Portfolio

Security Allocation	Percentage of Value
Treasury	95.7%
Investment Company	4.3%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

U.S. Corporate Fixed Income Portfolio

Security Allocation	Percentage of Value
Communication Services	12.6%
Consumer Discretionary	1.4%
Consumer Staples	4.8%
Energy	11.6%
Financials	28.9%
Health Care	10.9%
Industrials	7.7%
Information Technology	6.5%
Materials	5.1%
Real Estate	1.3%
Utilities	6.1%
Investment Companies	3.1%

Total	100.0%

U.S. Mortgage/Asset Backed Fixed Income Portfolio

Security Allocation	Percentage of Value
Agency	78.0%
Investment Company	15.1%
Mortgage	5.6%
Asset Backed Securities	1.3%
Yankee Dollar	0.0%

Total	100.0%

Short-Term Municipal Portfolio

Security Allocation	Percentage of Value
General Obligation	53.5%
Higher Education	0.9%
Power	0.9%
Revenue	3.8%
Revenue Bonds	36.1%
School District	0.4%
Water	0.6%
Investment Company	3.8%

Total	100.0%

Intermediate Municipal Portfolio

Security Allocation	Percentage of Value
Airport	2.7%
Education	3.0%
Facilities	4.6%
General	12.6%
General Obligation	11.3%
Higher Education	2.5%
Industrials	0.0%
Medical	5.0%
Nursing Homes	0.4%
Power	2.7%
Revenue Bonds	26.9%
School District	2.2%
Student Loan	1.1%
Tobacco Settlement	1.5%
Transportation	7.2%
Utilities	1.2%
Water	4.4%
Investment Companies	10.7%

Total	100.0%

Intermediate Municipal II Portfolio

Security Allocation	Percentage of Value
Education	0.8%
Facilities	0.2%
General	6.0%
General Obligation	33.1%
Higher Education	1.2%
Medical	3.7%
Power	4.7%
Revenue Bonds	25.3%
School District	3.7%
Transportation	2.2%
Utilities	3.0%
Water	11.6%
Investment Company	4.5%

Total	100.0%

7.    BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co. LLC (“Hirtle Callaghan”). The Adviser provides overall investment management services with respect to HC Capital Trust (the “Trust”) and each of its separate portfolios (“Portfolios”) pursuant to the terms of two separate agreements with the Trust (the “HC Contracts”). The Adviser is authorized under the HC Contracts to purchase and sell portfolio securities for the Portfolios. Day-to-day portfolio management services are generally provided to the respective Portfolios by one or more investment advisory organizations (each a “Specialist Manager”) pursuant to the terms of separate investment advisory agreements (each a “Portfolio Management Agreement”). During the fiscal year ended June 30, 2019, the Trust offered twenty-two Portfolios, eighteen of which were managed by two or more Specialist Managers. Each Specialist Manager is responsible for providing day-to-day portfolio management services for that portion of a Portfolio’s assets allocated to it by, and under the supervision of, the Adviser.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

For the period January 1, 2019 through June 30, 2019, the Trust’s Board of Trustees (the “Board”):

•	Approved the continuation of the HC Contracts;

•	Approved the continuation of certain Portfolio Management Agreements, as set forth below; and

•	Approved Amendments to Portfolio Management Agreements with Mellon Investments Corporation (“Mellon”) relating to two Portfolios.

In considering the information and materials described herein, the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser within the meaning of the Investment Company Act (the “Independent Trustees”) were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In view of the broad scope and variety of factors and information, the Board did not find it practicable to, and did not assign relative weights to the specific factors considered in reaching its conclusions to approve the HC Contracts and the various Portfolio Management Agreements and amendments. Rather, the conclusions were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Approval of the HC Contracts.    During the six-month period covered by this report, the Trust’s Board approved the continuation of both of the HC Contracts. In approving the HC Contracts, the Board gave substantial weight to the fact that the Trust and the Portfolios are designed to serve as asset allocation vehicles for, and are available exclusively to, clients of Hirtle Callaghan. Other factors considered by the Board in connection with its determination to approve the HC Contracts are summarized below.

With respect to the nature, extent and quality of the services provided by the Adviser to the Trust, the Board concluded that it was satisfied with the services. The Board determined that the Adviser’s services, including its role in the selection and oversight of the Specialist Managers, the allocation of assets among the Specialist Managers in multi-manager Portfolios, the process for identifying instances where there may be a need to replace a Specialist Manager and the process with regard to the efficient and economical implementation of such changes were consistent with the expectations of the Trust’s shareholders. In reaching this determination, the Board considered the services of the Trust’s executive officers, each of whom is an employee of Hirtle Callaghan, their oversight of the activities of the Trust’s administrator and other service providers, and the oversight of the Specialist Managers provided by the Adviser. The Board also considered the Adviser’s efforts to control the costs of the Trust, including obtaining advisory fee concessions from various Specialist Managers.

With respect to the performance achieved by the Trust’s Portfolios, the Board viewed the overall performance of the respective Portfolios in the context of their use as vehicles through which the Adviser seeks to access specific asset classes on behalf of Hirtle Callaghan clients. The Board was informed with respect to publicly available information about the performance of peer funds but based its conclusions primarily on the specific facts and circumstances of the Trust. The Board concluded that the performance results achieved by each Portfolio reflect appropriate manager selection by the Adviser and that the continuation of the relationship with the Adviser and approval of the HC Contracts were in the best interests of the Trust’s shareholders and consistent with shareholder expectations.

With respect to the fees paid to the Adviser under the HC Contracts, the Board considered the fact that Hirtle Callaghan’s standard client agreement provides for a fee reduction to the extent that a client’s assets are invested in a Portfolio that is equal to the 0.05% fee payable to the Adviser by each Portfolio under the HC Contract, effectively reducing the Adviser’s income from the Trust to 0.00%. Although informed with respect to advisory fees charged by peer funds, the Board did not consider such information to be a material factor in reaching its conclusion regarding the reasonableness of the fees paid to the Adviser by the Portfolios under the HC Contracts although the Board did consider comparisons of overall expenses to those of peer funds. In light of the unique fee reduction feature embedded in Hirtle Callaghan’s standard client agreements, the Board did not consider the financial position of the Adviser or specific information with respect to the costs and expenses incurred by the Adviser in providing services to the Trust other than to confirm the Adviser’s continued financial viability. Given the structure of the Advisor’s fee schedule, the Board determined that there was little, if any, opportunity for a Portfolio to achieve economies of scale with respect to the level of the Adviser’s fee. Based on the foregoing and other information relating to the structure and level of the Adviser’s fee provided to the Board, the Board concluded that the rate at which the Adviser is paid by the Trust for the services it provides to each Portfolio is reasonable.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

Continuation of Certain Portfolio Management Agreements.    The Portfolio Management Agreements approved for continuance during the period (collectively, the “Continuing Agreements”) are identified below, together with the Specialist Managers subject to review during the period.

Specialist Manager	Portfolios
Agincourt Capital Management, LLC	The ESG Growth Portfolio The Catholic SRI Growth Portfolio The Core Fixed Income Portfolio The U.S. Corporate Fixed Income Securities Portfolio

Mellon Investments Corporation

The Value Equity Portfolio

The Institutional Value Equity Portfolio

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

The Small Capitalization-Mid Capitalization Equity Portfolio

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

The Real Estate Securities Portfolio

The Commodity Returns Strategy Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio (two agreements related to two different strategies)

The Core Fixed Income Portfolio

The Fixed Income Opportunity Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The Intermediate Term Municipal Bond Portfolio

Breckinridge Capital Advisors, Inc.	The Short-Term Municipal Bond Portfolio The Intermediate Term Municipal Bond II Portfolio

City of London Investment Management Company

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Fixed Income Opportunity Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

Fort Washington Investment Advisors, Inc.	The Fixed Income Opportunity Portfolio

Western Asset Management Company	The Fixed Income Opportunity Portfolio

Jennison Associates LLC	The Growth Equity Portfolio The Institutional Growth Equity Portfolio

Pacific Investment Management Co., LLC	The Institutional Value Equity Portfolio The Institutional Growth Equity Portfolio The Commodity Returns Strategy Portfolio

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

Specialist Manager	Portfolios

Parametric Portfolio Associates

The Value Equity Portfolio (four agreements related to four different strategies)

The Institutional Value Equity Portfolio (three agreements related to three different strategies)

The Growth Equity Portfolio (four agreements related to four different strategies)

The Institutional Growth Equity Portfolio (three agreements related to three different strategies)

The Small Capitalization-Mid Capitalization Equity Portfolio (three agreements related to three different strategies)

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (two agreements related to two different strategies)

The Real Estate Securities Portfolio (two agreements related to two different strategies)

The Commodity Returns Strategy Portfolio (three agreements related to three different strategies)

The ESG Growth Portfolio (two agreements related to two different strategies)

The Catholic SRI Growth Portfolio (two agreements related to two different strategies)

The International Equity Portfolio (three agreements related to three different strategies)

The Institutional International Equity Portfolio (two agreements related to two different strategies)

The Emerging Markets Portfolio (three agreements related to three different strategies)

The Fixed Income Opportunity Portfolio (two agreements related to two different strategies)

Vaughan Nelson Investment Management, L.P.	The Commodity Returns Strategy Portfolio

In its deliberations with respect to each of the Continuing Agreements, the Board recognized that, under each such agreement, a Specialist Manager is responsible only for day-to-day investment decisions with respect to that portion of a Portfolio’s assets allocated to it. The Board further recognized that the Specialist Managers do not participate in the administration of any of the Portfolios or in the distribution of shares of any of the Portfolios and thus receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios for investment management services.

In approving the Continuing Agreements, the Board concluded that continuation of each of the Continuing Agreements was in the best interests of each respective Portfolio and consistent with the expectations of shareholders of the Portfolios. While the Board did not identify any particular factor as controlling, the Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of Hirtle Callaghan’s clients; and that shares of the respective Portfolios are generally available only to such clients. With respect to the nature, extent and quality of the services provided by each of the Specialist Managers, the Board was informed with respect to the specific investment process employed by each of the Specialist Managers in managing the assets of the respective Portfolios allocated to them and the qualifications of each Specialist Manager’s investment management personnel. The Board was also informed with respect to each Specialist Manager’s infrastructure and whether it appears to adequately support the strategies being implemented for the various Portfolios. The Board concluded that the nature, extent and quality of the portfolio management services provided by each of the Specialist Managers were satisfactory in light of the specific strategies employed on behalf of the respective Portfolios and, thus, supported a decision to approve the continuation of each of the Continuing Agreements.

The Board also considered representations made by the Adviser that the performance achieved by the relevant Specialist Managers was consistent with the Adviser’s expectations in the context of the overall objectives, and multi-manager strategy, of each of the respective Portfolios. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of peer funds managed by other investment advisory organizations. The Board did not specifically rely on such information but based its conclusions on the facts and circumstances related to each Portfolio.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2019 (Unaudited)

In concluding that continuation of the Continuing Agreements was appropriate, the Board did not rely upon any single factor but gave considerable weight to the Adviser’s recommendations and its assessment of each Specialist Manager’s overall compliance profile and the success and future ability of each Specialist Manager in capturing the respective Portfolios’ desired asset classes. Based on the foregoing, the Board concluded that the performance of the Specialist Managers was satisfactory and that continuation of such contracts was in the best interest of shareholders of the respective Portfolios.

The Board also concluded that the rate at which each of the Specialist Managers is compensated under the Continuing Agreements is reasonable. In reaching this conclusion, the Board had before it information about the impact of break-points, financial information about the Specialist Managers relating to factors such as profitability, comparable fees charged to other institutional clients and/or to peer funds for similar services and costs incurred by the Specialist Managers in providing services to the respective Portfolios. The Board was also informed with respect to advisory fees paid by other, unaffiliated, funds with similar objectives and strategies. In considering this information, the Board gave substantial weight to information demonstrating that the rate at which these Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser, including in several cases, negotiated fee waivers/reductions and scheduled breakpoints designed to recognize economies of scale where appropriate.

Approval of Amendments to Portfolio Management Agreements with Mellon.    During the period, the Board also approved amendments (the “Amendments”) to the Portfolio Management Agreements (the “Mellon Agreements”) with Mellon related to each of the ESG Growth and Catholic SRI Growth Portfolios. The Board was informed with respect to the fact that under the Mellon Agreements, Mellon had agreed to vote proxies of securities held in its accounts in accordance with the The Bank of New York Mellon’s Proxy Voting policy. At its meeting in March, 2019, the Board approved amendments to each of the Mellon Agreements to direct Mellon to vote such proxies in accordance with the ISS Sustainability Proxy Voting Guidelines instead. In approving the Amendments, the Board concluded that the change in proxy voting guidelines was consistent with each respective Portfolio’s overall investment strategy. Based on all of the information presented, the Board concluded that implementation of the Amendments was in the interests of shareholders of the Portfolios.

OFFICERS.    The table below sets forth certain information about the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Geoffrey A. Trzepacz Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1975	President	Indefinite; President since 12/11/18	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	22

Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Director of the Adviser. She has been with the Adviser for more than 5 years.	22

Guy Talarico Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/13	Mr. Talarico is President and CEO of Alaric Compliance Services, LLC and has been since the company’s inception in 2004.	22

Curtis Barnes Citi Fund Services 4400 Easton Commons, Suite 200 Columbus, OH 43219 Born: 1953	Secretary	Indefinite; Since 6/05/14	Mr. Barnes is a Senior Vice President and has been with Citi Fund Services Ohio, Inc. since June 1995.	22

HC CAPITAL TRUST

Additional Information (concluded) — June 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES.    The table below sets forth certain information about the Trust’s Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
John M. Dyer Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1954	Trustee	Indefinite: Since 6/18/19	Mr. Dyer is currently a Board member of Cox Enterprises, Inc. (technology, communications and automotive services) (“Cox”) since 2010 and World Wide Technology (technology services) since 2019. Formerly, President and CEO of Cox (2014-2017).	22	None

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, a registered investment adviser.	22	None

Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1939	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004, he was a partner in the accounting firm of BDO Seidman, LLP.	22	Resource Apartment REIT III, Inc.

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1945	Trustee and Chairman	Indefinite; Trustee since 7/15/99; Chairman since 3/21/17	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	22	None

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	22	Oncor Electric Delivery Company LLC

INTERESTED TRUSTEE.    The following table sets forth certain information about the Trust’s Interested Trustee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Geoffrey A. Trzepacz ** Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1975	Trustee and President	Indefinite; Since 1/1/19	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	22	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

**	Mr. Trzepacz is considered to be “interested” as a result of his present positions with the Adviser or its affiliates.

HC CAPITAL TRUST

Trustees

GEOFFREY A. TRZEPACZ*

JOHN M. DYER

JARRETT B. KLING

HARVEY G. MAGARICK

R. RICHARD WILLIAMS

RICHARD W. WORTHAM III

* ‘Interested Person’ as that term is defined in the Investment Company Act of 1940.

Investment Adviser

HC Capital Solutions

Five Tower Bridge

300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

Administrator

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

Distributor

Unified Financial Securities, LLC

A subsidiary of Ultimus Fund Solutions, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

41 South High Street, Suite 2500

Columbus, OH 43215

Custodian

State Street Bank and Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

This report is for the information of the shareholders of HC Capital Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/19

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Code of Ethics is included as an Exhibit. During the period covered by the report, with respect to the Registrant’s Code of Ethics, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Harvey Magarick and John Dyer, who are “independent” for purposes of this Item 3 of Form N-CSR. Mr. Magarick was appointed to the Board of Trustees effective July 1, 2004 and was determined to be an audit committee financial expert on August 26, 2004. Mr. Dyer was appointed to the Board of Trustees effective June 18, 2019 and was determined to be an audit committee financial expert on June 18, 2019.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
2018	$628,517
2019	$643,253

For the fiscal years ended June 30, 2018 and June 30, 2019, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of the financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table above.

Audit-related fees include the aggregate fees billed in each of the last two fiscal years for assurance and related services provides by PricewaterhouseCoopers LLP reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under Audit fees under Item 4(a).

(b) Audit-Related Fees
2018	$0
2019	$0

(c) Tax Fees
2018	$148,575
2019	$149,605

Tax fees include amounts related to tax compliance, tax advice, and tax planning. Such tax services included the review of income and excise tax returns for the Registrant as shown in the table above for the fiscal years ended June 30, 2018 and June 30, 2019.

(d) All Other Fees
2018	$177,896
2019	$300,175

Other fees include amounts related to international tax services for the Registrant as shown in the table above for the fiscal years ended June 30, 2018 and June 30, 2019.

(e)(1) - Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the HC Capital Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Portfolios. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) – The following percentages of the services summarized in (b)-(d) above were approved by the Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.

2018	54%
2019	67%

(f) - Not applicable.

(g) - For the fiscal years ended June 30, 2018 and June 30, 2019, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and to the Registrant’s investment advisers (the “Advisers”) and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h) - PricewaterhouseCoopers LLP has informed the Registrant that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being considered independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm. PricewaterhouseCoopers LLP has informed the Registrant that PricewaterhouseCoopers LLP has relationships with lenders who hold or own more than ten percent of the shares of certain Portfolios of the Registrant. These relationships call into question PricewaterhouseCoopers LLP’s independence under the Loan Rule with respect to those Portfolios, as well as all other funds in the complex. The Securities and Exchange Commission has granted no-action relief to another fund complex in circumstances that appear to be substantially similar to the Registrant’s (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)). In addition, PricewaterhouseCoopers LLP has advised the Registrant’s Audit Committee that PricewaterhouseCoopers LLP believes that under the facts and circumstances surrounding PricewaterhouseCoopers LLP’s lending relationships, its ability to exercise objective and impartial judgment in connection with its audit engagement with the Registrant has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. If in the future, however, the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the Securities and Exchange Commission’s no-action letter, the Registrant will need to take other action in order for the Registrant’s filings with the Securities and Exchange Commission containing financial statements to be deemed compliant with applicable securities laws. Finally, the Securities and Exchange Commission has indicated that its no-action relief will expire 18 months from its issuance, after which PricewaterhouseCoopers LLP and the Registrant will no longer be able rely on the letter unless its term is extended or made permanent by the Securities and Exchange Commission Staff.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

  (a) Not applicable.

  (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (“the Act”) (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) HC Capital Trust

By (Signature and Title) /s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date:   September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Colette L. Bergman
Colette L. Bergman, Principal Financial Officer

Date: September 4, 2019

By (Signature and Title) /s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date: September 4, 2019